Execution Version 78613303.18 RXR 32 OLD SLIP OWNER LLC, Landlord TO VINER FINANCE INC., Tenant Lease Dated as of November __, 2026 5 Certain information herein has been redacted.

Execution Version 78613303.18 TABLE OF CONTENTS Page ARTICLE 1 BASIC LEASE TERMS; DEMISE; USE .............................................................1 1.01 Basic Lease Terms. ..........................................................................................................1 1.02 Lease of Premises ...........................................................................................................6 1.03 Use ...................................................................................................................................6 ARTICLE 2 RENT ........................................................................................................................8 2.01 Fixed Rent .......................................................................................................................8 2.02 Tax Payments .................................................................................................................8 2.03 Operating Payments ....................................................................................................12 2.04 Tax and Operating Provisions ....................................................................................21 2.05 Electric Charges ...........................................................................................................22 2.06 Carbon Emissions ........................................................................................................22 2.07 Manner of Payment .....................................................................................................26 ARTICLE 3 LANDLORD COVENANTS ................................................................................26 3.01 Landlord Services ........................................................................................................26 3.02 General Service Provisions..........................................................................................31 3.03 Internal Fire Staircases ...............................................................................................33 3.04 Parking ..........................................................................................................................34 ARTICLE 4 LEASEHOLD IMPROVEMENTS; TENANT COVENANTS .........................35 4.01 Landlord’s Work .........................................................................................................35 4.02 Alterations ....................................................................................................................36 4.03 Landlord’s and Tenant’s Property.............................................................................40 4.04 Access and Changes to Building .................................................................................41 4.05 Repairs ..........................................................................................................................42 4.06 Compliance with Laws ................................................................................................43 4.07 Tenant Advertising ......................................................................................................45 4.08 Right to Perform Tenant Covenants ..........................................................................45 4.09 Right to Perform Landlord Covenants ......................................................................45 ARTICLE 5 ASSIGNMENT AND SUBLETTING ..................................................................46 5.01 Assignment; Etc ...........................................................................................................46 5.02 Landlord’s Right of First Offer ..................................................................................49 5.03 Assignment and Subletting Procedures .....................................................................50 5.04 General Provisions .......................................................................................................52 5.05 Assignment and Sublease Profits ................................................................................54 5.06 Eligible ND Subtenant; Non-Disturbance .................................................................55 5.07 Tenant as Subtenant or Assignee................................................................................55 ARTICLE 6 SUBORDINATION; DEFAULT; INDEMNITY ...............................................56 6.01 Subordination ...............................................................................................................56

6.02	**Estoppel Certificate**	57
6.03	**Default**	58
6.04	**Re-entry by Landlord**	58
6.05	**Damages**	59
6.06	**Other Remedies**	60
6.07	**Right to Injunction**	60
6.08	**Certain Waivers**	60
6.09	**No Waiver**	60
6.10	**Holding Over**	60
6.11	**Attorneys' Fees**	61
6.12	**Nonliability and Indemnification**	61
6.13	**Consequential Damages**	63
ARTICLE 7 INSURANCE; CASUALTY; CONDEMNATION		**63**
7.01	**Compliance with Insurance Standards**	63
7.02	**Insurance**	64
7.03	**Subrogation Waiver**	66
7.04	**Condemnation**	67
7.05	**Casualty**	68
ARTICLE 8 MISCELLANEOUS PROVISIONS		**71**
8.01	**Notice**	71
8.02	**Building Rules**	72
8.03	**Severability**	73
8.04	**Certain Definitions**	73
8.05	**Quiet Enjoyment**	74
8.06	**Limitation of Personal Liability**	74
8.07	**Counterclaims**	74
8.08	**Survival**	75
8.09	**Certain Remedies**	75
8.10	**No Offer**	77
8.11	**Captions; Construction**	77
8.12	**Amendments**	77
8.13	**Brokers**	77
8.14	**Merger**	77
8.15	**Successors**	77
8.16	**Applicable Law**	78
8.17	**No Development Rights**	78
8.18	**Condominium**	78
8.19	**Embargoed Person**	78
8.20	**REIT**	79
8.21	**Counterparts**	79
8.22	**Financial Statements**	80
8.23	**Amenities**	80
8.24	**Government Incentives and Green Initiatives**	82
8.25	**Memorandum of Lease**	84

- ii -

78613303.18

- iii - 78613303.18 ARTICLE 9 RENEWAL RIGHT ..............................................................................................85 9.01 Renewal Right ..............................................................................................................85 9.02 Renewal Rent and Other Terms .................................................................................86 ARTICLE 10 RIGHT OF FIRST OFFER ................................................................................88 10.01 Offer Space Option ..................................................................................................88 ARTICLE 11 FUTURE EXPANSION RIGHTS ......................................................................93 11.01 First Expansion Option ...........................................................................................93 11.02 Second Expansion Option .......................................................................................96 11.03 Personal Rights.........................................................................................................99 ARTICLE 12 TERMINATION OPTION .................................................................................99 12.01 Termination Option .................................................................................................99 ARTICLE 13 SIGNAGE; COMPETITOR RESTRICTIONS..............................................102 13.01 Premises Signage ....................................................................................................102 13.02 Lobby and Exterior Signage. ................................................................................103 13.03 Leasing to Competitors of Tenant ........................................................................104 ARTICLE 14 ROOF RIGHTS .................................................................................................105 14.01 Roof Rights .............................................................................................................105

- iv - 78613303.18 EXHIBITS A Description of Land B Floor Plan C Building Rules and Regulations D Standard Cleaning Specifications E-1 Landlord’s Delivery Condition Work E-2 Landlord’s Turnkey Work F HVAC Specifications G Elevator Specifications H-1 Current Superior Mortgagee SNDA H-2 Current Superior Lessor SNDA I 2nd Floor Amenity Test Fit J-1 First Expansion Space Floor Plan J-2 Second Expansion Space Floor Plan K Sample Calculation of Termination Payment L-1 Signage Plan – Lobby Desk Signage L-2 Signage Plan – Plaque Signage L-3 Signage Plan – Exterior Signage M Tenant Competitor List N Form of Landlord’s Non-Disturbance Agreement O-1 Existing Superior Rights – Offer Space O-2 Existing Superior Rights – First Expansion Space O-3 Existing Superior Rights – Second Expansion Space P Electrical Feeders Q Tenant’s Shaft Space R Parking Space Locations S Form of Memorandum of Lease

- 1 - 78613303.18 Error! Unknown document property name. INDEX OF DEFINED TERMS Definition Where Defined 10 Year Renewal Term ............................................................................................. Section 9.01(a) 11th, 12th and 14th Floor Premises .............................................................................. Section 1.01 26th, 30th and 31st Floor Premises ............................................................................... Section 1.01 27/28 Tax Year ......................................................................................................... Section 2.02(h) 27/28 Taxes ............................................................................................................... Section 2.02(h) 2nd Floor Amenity .................................................................................................... Section 8.23(b) 5 Year Renewal Term ............................................................................................... Section 9.01(a) 5th Floor Conference Area........................................................................................ Section 8.23(a) 8th Floor MDF Room ................................................................................................... Section 1.01 8th Floor MDF Room Commencement Date................................................................ Section 1.01 8th Floor MDF Room Ready Tranche .......................................................................... Section 1.01 8th Floor MDF Room Room Ready Commencement Date.......................................... Section 1.01 8th Floor MDF Room Shell Ready Commencement Date ........................................... Section 1.01 8th Floor MDF Shell Ready Tranche............................................................................ Section 1.01 8th Floor MDF Tranche ................................................................................................ Section 1.01 8th Floor Premises ........................................................................................................ Section 1.01 AAA ........................................................................................................................... Section 2.03(i) Acceptance Notice .................................................................................................. Section 10.01(c) Additional Insured Parties......................................................................................... Section 7.02(b) Additional Parking Spaces ........................................................................................ Section 3.04(a) Additional Rent ............................................................................................................. Section 1.01 Adverse Event ............................................................................................................... Section 8.20 Affiliate ..................................................................................................................... Section 5.01(c) Alterations ................................................................................................................. Section 4.02(a) Alternate Tax Payment ............................................................................................. Section 2.02(h) Alternate Tax Factor ................................................................................................. Section 2.02(h) Amenities .................................................................................................................. Section 8.23(b) Amenity Change ....................................................................................................... Section 8.23(c) Amenity Conditions .................................................................................................. Section 8.23(f) Anticipated First ES Inclusion Date ....................................................................... Section 11.01(c) Anticipated Offer Space Inclusion Date ................................................................. Section 10.01(b) Anticipated Second ES Inclusion Date ................................................................... Section 11.02(c) Applicable Percentage .............................................................................................. Section 6.10(a) Arbiter ........................................................................................................................ Section 2.03(i) Assignment Consideration ........................................................................................ Section 5.05(b) Available ................................................................................................................. Section 10.01(a) Base Building CEL Charges ..................................................................................... Section 2.06(a) Base Building Energy Consumption ......................................................................... Section 2.06(a)

- 2 - 78613303.18 Base Operating Amount ............................................................................................ Section 2.03(a) Base Operating Year ..................................................................................................... Section 1.01 Base Tax Amount ..................................................................................................... Section 2.02(a) Base Tax Year ........................................................................................................... Section 2.02(b) Brokers .......................................................................................................................... Section 1.01 Building................................................................................................................................ Recitals Building Generator.................................................................................................... Section 3.01(h) Building Standard ........................................................................................................... Exhibit E-2 Business Days ........................................................................................................... Section 3.02(b) Business Hours.......................................................................................................... Section 3.02(b) Carbon Emissions Law ............................................................................................. Section 2.06(a) Casualty..................................................................................................................... Section 7.05(a) Casualty Statement.................................................................................................... Section 7.05(d) CEL Charges ............................................................................................................. Section 2.06(a) CEL Statement .......................................................................................................... Section 2.06(d) Change Orders ................................................................................................................ Exhibit E-2 Code .......................................................................................................................... Section 4.03(b) Commencement Date .................................................................................................... Section 1.01 Comparable Buildings .............................................................................................. Section 1.03(a) Comparable Available Space ........................................................................................ Section 5.07 Competitor Conditions ............................................................................................ Section 13.03(a) Condominium SNDA.................................................................................................... Section 8.18 Consumer Price Index ............................................................................................... Section 8.04(e) Contiguous Block...................................................................................................... Section 9.01(c) Control ...................................................................................................................... Section 5.01(c) CPI Adjustment ......................................................................................................... Section 8.04(e) CRT Special Reduciton............................................................................................. Section 8.24(c) Curing Party .................................................................................................................. Section 4.08 Current Superior Lessor SNDA ................................................................................ Section 6.01(c) Current Superior Mortgagee SNDA ......................................................................... Section 6.01(c) Declaration .................................................................................................................... Section 8.18 Demising Work ......................................................................................................... Section 9.02(a) Decorative Alterations .............................................................................................. Section 4.02(a) Desk Space User ....................................................................................................... Section 5.01(d) Distribution ............................................................................................................... Section 5.01(f) Divestiture Proceeds ................................................................................................. Section 5.01(f) DOF........................................................................................................................... Section 8.24(c) Earliest Commencement Date....................................................................................... Section 1.01 Effective Date ................................................................................................................ Introduction Eligible ND Sublease .................................................................................................... Section 5.06 Eligible ND Subtenant .................................................................................................. Section 5.06 Embargoed Person ........................................................................................................ Section 8.19

- 3 - 78613303.18 Essential Amenities ................................................................................................... Section 8.23(d) Essential Amenities Outside Date ............................................................................. Section 8.23(d) Essential Amenity Replacement Period .................................................................... Section 8.23(d) Essential Services...................................................................................................... Section 3.02(c) Exchange Date .......................................................................................................... Section 9.02(c) ES Concession Package .......................................................................................... Section 11.01(a) Existing Amenities .................................................................................................... Section 8.23(a) Expiration Date ............................................................................................................. Section 1.01 Exterior Signage...................................................................................................... Section 13.02(a) F&B Amenity Standard ............................................................................................ Section 8.23(b) Fair Market Rent ....................................................................................................... Section 9.02(b) Final Determination .................................................................................................. Section 9.02(d) Financial Test ............................................................................................................ Section 5.01(b) First ES Fair Market Rent ....................................................................................... Section 11.01(g) First ES Inclusion Date ........................................................................................... Section 11.01(e) First ES Offer Notice .............................................................................................. Section 11.01(c) First Expansion Notice ............................................................................................ Section 11.01(a) First Expansion Option ............................................................................................... Section 11.01 First Expansion Space ................................................................................................. Section 11.01 Five Iron Lease ......................................................................................................... Section 8.23(b) Fixed Rent ..................................................................................................................... Section 1.01 Fixtures ..................................................................................................................... Section 4.03(a) Free Reserved Parking Spaces .................................................................................. Section 3.04(a) Future 2 Month Abatement ........................................................................................... Section 2.01 GAAP ........................................................................................................................ Section 2.03(c) Hazardous Materials ................................................................................................. Section 4.06(c) Holdover Space ......................................................................................................... Section 6.10(b) Holidays .................................................................................................................... Section 3.02(b) HVAC ....................................................................................................................... Section 3.01(a) Indemnified Party...................................................................................................... Section 6.12(c) Initial Determination ................................................................................................. Section 9.02(c) Initial Meeting ........................................................................................................... Section 9.02(d) Initial Tenant Extra Work ............................................................................................... Exhibit E-2 Initial Tenant Extra Work Orders ................................................................................... Exhibit E-2 Interest Rate .................................................................................................................. Section 4.08 JAMS Arbitrator ....................................................................................................... Section 8.09(b) KW ............................................................................................................................ Section 2.05(b) KWH ......................................................................................................................... Section 2.05(b) KWH Threshold ........................................................................................................ Section 2.06(a) Land ..................................................................................................................................... Recitals Landlord .............................................................................................. Introduction, Section 8.04(a) Landlord Indemnified Party ...................................................................................... Section 6.12(b)

- 4 - 78613303.18 Landlord Labor Troubles .......................................................................................... Section 8.04(c) Landlord Services ......................................................................................................... Section 3.01 Landlord shall have no liability to Tenant ................................................................ Section 8.04(b) Landlord Violations ................................................................................................... Section 4.02(j) Landlord’s Delivery Condition Work ........................................................................... Section 4.01 Landlord’s Initial First ES Determination .............................................................. Section 11.01(c) Landlord’s Initial Second ES Determination .......................................................... Section 11.02(c) Landlord’s Non-Disturbance Agreement ...................................................................... Section 5.06 Landlord’s Restoration Period .................................................................................. Section 7.05(d) Landlord’s Statement ................................................................................................ Section 2.03(b) Landlord’s Turnkey Work ............................................................................................ Section 4.01 Landlord’s Work ........................................................................................................... Section 4.01 Last Tranche Commencement Date .............................................................................. Section 1.01 Laws .............................................................................................................................. Section 4.06 LC ............................................................................................................................. Section 5.01(b) Lobby Desk Signage ............................................................................................... Section 13.02(a) Material Alteration .................................................................................................... Section 4.02(a) Material Default ........................................................................................................ Section 8.04(d) Minimum Tonnage.................................................................................................. Section 10.01(b) NAM ......................................................................................................................... Section 8.09(b) Named Tenant ........................................................................................................... Section 9.01(a) Net Worth Threshold ................................................................................................ Section 5.01(b) New Lease ............................................................................................................... Section 13.03(a) New Tenant ................................................................................................................... Section 6.10 Non-Consent Alterations .......................................................................................... Section 4.02(a) Non-Material Alterations Cap................................................................................... Section 4.02(a) Non-Material Alterations .......................................................................................... Section 4.02(a) Notice ............................................................................................................................ Section 8.01 Offer Notice ............................................................................................................ Section 10.01(b) Occupy ...................................................................................................................... Section 9.01(a) Offer Period ................................................................................................................ Section 10.01 Offer Rental ............................................................................................................ Section 10.01(b) Offer Space Inclusion Date ..................................................................................... Section 10.01(d) Offer Space ............................................................................................................. Section 10.01(a) Offer Space Option ................................................................................................. Section 10.01(c) Operating Expenses .................................................................................................. Section 2.03(c) Operating Payment.................................................................................................... Section 2.03(e) Operating Year .......................................................................................................... Section 2.03(d) Oppenheimer ............................................................................................................. Section 5.01(f) Oppenheimer Divestiture .......................................................................................... Section 5.01(f) Other Sublease Considerations ................................................................................. Section 5.05(a) Outside Landlord Restoration Date .......................................................................... Section 7.05(d)

- 5 - 78613303.18 Outside Termination Payment Calculation Date .................................................... Section 12.01(c) Outside Tranche Delivery Date ...................................................................................... Exhibit E-2 Parking Conditions.................................................................................................... Section 3.04(f) Parking Facility ......................................................................................................... Section 3.04(a) Parking Fee ............................................................................................................... Section 3.04(a) Parking Spaces .......................................................................................................... Section 3.04(a) Partial Floor Criteria ............................................................................................... Section 10.01(c) Permitted Use ................................................................................................................ Section 1.01 Permitted Users ......................................................................................................... Section 1.03(a) Plaque Signage ........................................................................................................ Section 13.02(a) Premises ........................................................................................................................ Section 1.01 Primary Use .................................................................................................................. Section 1.01 Primary Competing Business .................................................................................. Section 13.03(a) Prime Rate ..................................................................................................................... Section 4.08 Project .................................................................................................................................. Recitals Punch List Items ............................................................................................................. Exhibit E-2 REBNY ..................................................................................................................... Section 1.03(d) Records ...................................................................................................................... Section 2.03(i) Recurring Additional Rent ............................................................................................ Section 1.01 Renewal Notice ......................................................................................................... Section 9.01(b) Regular HVAC Hours ............................................................................................... Section 3.01(a) Renewal Option ........................................................................................................ Section 9.01(a) Renewal Premises ..................................................................................................... Section 9.01(c) Renewal Term ........................................................................................................... Section 9.01(a) Rent ............................................................................................................................... Section 1.01 Rent Commencement Date ........................................................................................... Section 1.01 Requesting Party ........................................................................................................... Section 8.22 Rentable Square Footage .......................................................................................... Section 1.03(d) Required Space ............................................................................................................. Section 9.01 Restoration Period ..................................................................................................... Section 7.05(d) Reserved Tonnage ..................................................................................................... Section 3.01(f) Roof Equipment ...................................................................................................... Section 14.01(a) Room Ready.................................................................................................................. Section 1.01 RPIE .......................................................................................................................... Section 2.02(b) RPL ................................................................................................................................. Exhibit E-2 RPTL ......................................................................................................................... Section 8.24(c) RSF ........................................................................................................................... Section 1.03(d) Rules and Regulations................................................................................................... Section 8.02 S/H Notice ..................................................................................................................... Section 4.09 Satellite Floor ............................................................................................................ Section 5.06(b) Second ES Fair Market Rent................................................................................... Section 11.02(g) Second ES Inclusion Date ....................................................................................... Section 11.02(e)

- 6 - 78613303.18 Second ES Offer Notice .......................................................................................... Section 11.02(c) Second Expansion Notice ....................................................................................... Section 11.02(a) Second Expansion Option ........................................................................................... Section 11.02 Second Expansion Space ............................................................................................ Section 11.02 Secure Area ............................................................................................................... Section 4.04(e) Shell Ready ................................................................................................................... Section 1.01 Signage Conditions ................................................................................................. Section 13.02(b) Short Form Lease Memorandum .................................................................................. Section 8.25 Signage Plan............................................................................................................ Section 13.02(a) Signage Tenant........................................................................................................ Section 13.02(a) SNDA ........................................................................................................................ Section 6.01(c) Special 50% Sublease Rights .................................................................................... Section 5.01(d) Substantial Completion ................................................................................................... Exhibit E-2 Substantial Portion .................................................................................................... Section 3.02(c) Substantially Complete ................................................................................................... Exhibit E-2 Substantially Completed ................................................................................................. Exhibit E-2 Successor Landlord ................................................................................................... Section 6.01(a) Superior Lease .......................................................................................................... Section 6.01(a) Superior Lessor ......................................................................................................... Section 6.01(a) Superior Mortgage .................................................................................................... Section 6.01(a) Superior Mortgagee .................................................................................................. Section 6.01(a) Tax Payment ............................................................................................................. Section 2.02(e) Tax Year.................................................................................................................... Section 2.02(d) Taxes ......................................................................................................................... Section 2.02(c) Tenant ............................................................................................................................ Introduction Tenant Baseline Power Consumption ....................................................................... Section 2.06(a) Tenant CEL Payment ................................................................................................ Section 2.06(b) Tenant Competitor .................................................................................................. Section 13.03(a) Tenant Signage........................................................................................................ Section 13.02(a) Tenant Indemnified Party ......................................................................................... Section 6.12(c) Tenant Termination Conditions ................................................................................ Section 7.05(d) Tenant’s Excess Energy Consumption ..................................................................... Section 2.06(a) Tenant’s Basic Cost .................................................................................................. Section 5.05(a) Tenant’s Generator Capacity .................................................................................... Section 3.01(h) Tenant’s CEL Cost Cap Schedule.............................................................................. Section 2.06(i) Tenant’s Generator Connection Work ...................................................................... Section 3.01(h) Tenant’s Initial First ES Determination .................................................................. Section 11.01(a) Tenant’s Initial Second ES Determination ............................................................. Section 11.02(a) Tenant’s Offer Notice ............................................................................................... Section 5.02(a) Tenant’s Property ...................................................................................................... Section 4.03(b) Tenant’s Shaft Space.................................................................................................. Section 3.01(i) Tenant’s Restoration Period ...................................................................................... Section 7.05(d)

- 7 - 78613303.18 Tenant’s Share .............................................................................................................. Section 1.01 Tenant’s Statement..................................................................................................... Section 2.03(i) Term .............................................................................................................................. Section 1.01 Termination Date .................................................................................................... Section 12.01(a) Terminated Space.................................................................................................... Section 12.01(a) Termination Notice ................................................................................................. Section 12.01(b) Termination Option ................................................................................................. Section 12.01(a) Termination Payment .............................................................................................. Section 12.01(c) Termination Payment Dispute/Request Notice ....................................................... Section 12.01(c) TEWO Costs ................................................................................................................... Exhibit E-2 Third Party Premises ................................................................................................. Section 6.10(b) Third Party Tenant Delivery Date ............................................................................. Section 6.10(b) Tranche ......................................................................................................................... Section 1.01 Tranche 1 Commencement Date ................................................................................... Section 1.01 Tranche 1 Premises ....................................................................................................... Section 1.01 Tranche 2 Commencement Date ................................................................................... Section 1.01 Tranche 2 Premises ....................................................................................................... Section 1.01 Tranche 3 Commencement Date ................................................................................... Section 1.01 Tranche 3 Premises ....................................................................................................... Section 1.01 Tranche 4 Commencement Date ................................................................................... Section 1.01 Tranche 4 Premises ....................................................................................................... Section 1.01 Tranche Delivery Schedule ........................................................................................... Section 1.01 Transfer Notice ......................................................................................................... Section 5.03(a) Transition Year ........................................................................................................ Section 2.02(h) Unamortized Rent Concession ................................................................................ Section 12.01(c) Unamortized Commissions ..................................................................................... Section 12.01(c) Unamortized Turnkey Work Costs ......................................................................... Section 12.01(c) Unavoidable Delay.................................................................................................... Section 8.04(c) Untenantable ............................................................................................................. Section 3.02(c) Untenantability Notice .............................................................................................. Section 3.02(c) Usable Area ............................................................................................................... Section 1.03(d) USF ........................................................................................................................... Section 1.03(d) Vacated Space ........................................................................................................... Section 6.10(b) Viner Tenant ............................................................................................................. Section 9.01(a)

- 1 - 78613303.18 LEASE, dated as of November __, 2026 (the “Effective Date”), between RXR 32 OLD SLIP OWNER LLC (“Landlord”), a Delaware limited liability company, whose address is 75 Rockefeller Plaza, Suite 1400, New York, New York 10019, and VINER FINANCE INC. (“Tenant”), a Delaware corporation, whose primary address is c/o Oppenheimer & Co. Inc., 85 Broad Street, 22nd Floor, New York, New York 10004. W I T N E S S E T H: WHEREAS, Landlord is willing to lease to Tenant and Tenant is willing to hire from Landlord, on the terms hereinafter set forth, certain space in the office building located at 32 Old Slip, New York, New York (the “Building”) on the land more particularly described in Exhibit A (the “Land”; the Land and the Building and all plazas, sidewalks and curbs adjacent thereto are collectively called the “Project”). NOW, THEREFORE, Landlord and Tenant agree as follows: ARTICLE 1 Basic Lease Terms; Demise; Use 1.01 Basic Lease Terms. PREMISES (i) A portion of the 8th floor of the Building (the “8th Floor Premises”), (ii) the entire 11th, 12th and 14th floors of the Building (the “11th, 12th and 14th Floor Premises”) and (iii) the entire 26th, 30th and 31st floors of the Building (the “26th, 30th and 31st Floor Premises”; together with the 8th Floor Premises and the 11th, 12th and 14th Floor Premises, collectively, the “Premises”), substantially as shown bolded on Exhibit B, which Landlord and Tenant agree is conclusively deemed to contain 221,339 rentable square feet, consisting of (A) 36,803 rentable square feet in respect of the 11th floor, (B) 37,866 rentable square feet in respect of the 12th floor, (C) 37,866 rentable square feet in respect of the 14th floor, (D) 34,686 rentable square feet in respect of the 26th floor, (E) 30,452 rentable square feet in respect of the 30th floor, (F) 30,452 rentable square feet in respect of the 31st floor and (G) 13,214 rentable square feet in respect of the applicable portion of the 8th floor, it being understood and agreed that any Amenities (as defined in Section 8.23(b)) are excluded from the calculation of rentable square feet hereunder. The “8th Floor MDF Tranche” means the MDF room located within the 8th Floor Premises and shown on Annex 1 to Exhibit E-2 (the “8th Floor MDF Room” 5

- 2 - 78613303.18 and the 8th Floor MDF Tranche in Shell Ready condition is the “8th Floor MDF Shell Ready Tranche” and in Room Ready condition is the “8th Floor MDF Room Ready Tranche”). The “Tranche 1 Premises” means the entire 8th Floor Premises. The “Tranche 2 Premises” means the entire 11th and 12th floors of the Building. The “Tranche 3 Premises” means the entire 14th and 30th floors of the Building. The “Tranche 4 Premises” means the entire 26th and 31st floors of the Building. “Tranche” means any of the 8th Floor MDF Shell Ready Tranche, 8th Floor MDF Room Ready Tranche, the Tranche 1 Premises, the Tranche 2 Premises, the Tranche 3 Premises and the Tranche 4 Premises, collectively or individually, as the context requires. COMMENCEMENT DATE (1) with respect to the 8th Floor MDF Room, the later of the Earliest Commencement Date for the 8th Floor Shell Ready MDF Tranche and the date on which Landlord delivers the 8th Floor MDF Room to Tenant in Shell Ready condition (the “8th Floor MDF Room Shell Ready Commencement Date”), (2) with respect to the 8th Floor MDF Room, the later of the Earliest Commencement Date for the 8th Floor Room Ready MDF Tranche and the date on which Landlord delivers the 8th Floor MDF Room to Tenant in Room Ready condition (the “8th Floor MDF Room Room Ready Commencement Date”; the 8th Floor MDF Room Shell Ready Commencement Date and the 8th Floor MDF Room Room Ready Commencement Date, as applicable, are each referred to as an “8th Floor MDF Room Commencement Date”), (3) with respect to the Tranche 1 Premises, the later of the Earliest Commencement Date for the Tranche 1 Premises and the date on which Landlord’s Work is Substantially Completed for the Tranche 1 Premises in accordance with Exhibit E-2 (the “Tranche 1 Commencement Date”), (4) with respect to the Tranche 2 Premises, the later of the Earliest Commencement Date for the Tranche 2 Premises and the date on which Landlord’s Work is Substantially Completed for the Tranche 2 Premises in accordance with Exhibit E-2 (the “Tranche 2 Commencement Date”), (5) with respect to the Tranche 3 Premises, the later of the Earliest Commencement Date for the Tranche 3

- 3 - 78613303.18 Premises and the date on which Landlord’s Work is Substantially Completed for the Tranche 3 Premises in accordance with Exhibit E-2 (the “Tranche 3 Commencement Date”) and (6) with respect to the Tranche 4 Premises, the later of the Earliest Commencement Date for the Tranche 4 Premises and the date on which Landlord’s Work is Substantially Completed for the Tranche 4 Premises in accordance with Exhibit E-2 (the “Tranche 4 Commencement Date”; the Tranche 4 Commencement Date, the Tranche 3 Commencement Date, the Tranche 2 Commencement Date, the Tranche 1 Commencement Date, the 8th Floor MDF Room Shell Ready Commencement Date and the 8th Floor MDF Room Room Ready Commencement Date, collectively or individually, as the context requires, is referred to as the “Commencement Date”). “Shell Ready” means the MDF room is substantially complete and cleaned, available for Tenant’s installation of telecommunications services and equipment, including permanent walls (taped and spackled with finish paint, ceiling, plywood back panels, and lockable door, finished floor, permanent electrical service, lighting, security pathways, AC and all in-room piping / heads for code-compliant life safety system, dust barrier at entry and reasonable access to the room and applicable telecommunications pathways. “Room Ready” means the MDF room is substantially complete and cleaned, available for Tenant’s installation of telecommunications services and equipment, including permanent walls (taped and spackled with finish paint, ceiling, plywood back panels, and lockable door, finished floor, permanent electrical service including UPS, lighting, security pathways, permanent AC and code-compliant life safety including sprinklers / Pre-Action system, dust barrier at entry and reasonable access to the room and applicable telecommunications pathways. “Last Tranche Commencement Date” means the last to occur of the 8th Floor MDF Room Commencement Date, the Tranche 1 Commencement Date, the Tranche 2 Commencement Date, the Tranche 3 Commencement Date and the Tranche 4 Commencement Date. The “Earliest Commencement Date” has the same meaning as the

- 4 - 78613303.18 Outside Tranche Delivery Date for each applicable Tranche set forth in Exhibit E-2 (as such dates may be extended by Tenant in accordance with Section G(1) of Exhibit E-2). RENT COMMENCEMENT DATE The date that is the later to occur of (i) the date occurring in the month after the Last Tranche Commencement Date which is the same numerical date in the month as the Last Tranche Commencement Date (except that if no same numerical date shall exist in such month, the last day of such month) and (ii) EXPIRATION DATE The last day of the calendar month in which the day preceding the fifteenth (15th) anniversary of the Rent Commencement Date occurs, as the same may be extended pursuant to Article 9 or terminated early pursuant to Article 12. TERM The period commencing on the applicable Commencement Date for each applicable Tranche and ending, unless sooner terminated as herein provided, on the Expiration Date. PERMITTED USE General, executive and administrative offices and trading operations (the “Primary Use”), and other ancillary uses in accordance with Section 1.03. BASE TAX YEAR The Tax Year determined in accordance with Section 2.02(b). BASE OPERATING YEAR Calendar year 2028. TENANT’S SHARE 19.6184% (calculated by dividing (i) 221,339 by (ii) 1,128,224, which Landlord and Tenant agree constitutes the rentable square foot area of the Building for purposes of computing Tenant’s Share). FIXED RENT: With respect to the 11th, 12th and 14th Floor Premises: (a) for the period commencing on the Rent Commencement Date and ending on the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date at [********] [*******] [*******] [*** *****].

- 5 - 78613303.18 the rate of $ per annum payable in equal monthly installments of $ ; (b) for the period commencing on the fifth (5th) anniversary of the Rent Commencement Date and ending on the day immediately preceding the tenth (10th) anniversary of the Rent Commencement Date at the rate of $ per annum payable in equal monthly installments of $ ; and (c) for the period commencing on the tenth (10th) anniversary of the Rent Commencement Date and ending on the Expiration Date at the rate of $ per annum, payable in equal monthly installments of $ . With respect to the 26th, 30th and 31st Floor Premises: (a) for the period commencing on the Rent Commencement Date and ending on the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date at the rate of $ per annum payable in equal monthly installments of $ ; (b) for the period commencing on the fifth (5th) anniversary of the Rent Commencement Date and ending on the day immediately preceding the tenth (10th) anniversary of the Rent Commencement Date at the rate of $ per annum payable in equal monthly installments of $ ; and (c) for the period commencing on the tenth (10th) anniversary of the Rent Commencement Date and ending on the Expiration Date at the rate of $ per annum payable in equal monthly installments of $ . With respect to the 8th Floor Premises: (a) for the period commencing on the Rent Commencement Date and ending on the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date at [*********] [*******] [**********] [*******] [**********] [*******] [*********] [*******] [*********] [*******] [**********] [*******]

- 6 - 78613303.18 the rate of $ per annum payable in equal monthly installments of $ ; (b) for the period commencing on the fifth (5th) anniversary of the Rent Commencement Date and ending on the day immediately preceding the tenth (10th) anniversary of the Rent Commencement Date at the rate of $ per annum payable in equal monthly installments of $ ; and (c) for the period commencing on the tenth (10th) anniversary of the Rent Commencement Date and ending on the Expiration Date at the rate of $ per annum payable in equal monthly installments of $ . ADDITIONAL RENT Tax Payments, Operating Payments and all other sums of money, other than Fixed Rent, at any time payable by Tenant under this Lease shall be deemed to be Additional Rent. Monthly estimates of Tax Payments and Operating Payments pursuant to Section 2.02(e) or 2.03(g) are referred to herein as “Recurring Additional Rent”. ELECTRICITY Submetered at % of Landlord’s actual and average cost for the Building in accordance with Section 2.05 of this Lease. RENT Fixed Rent and Additional Rent, collectively. SECURITY DEPOSIT N/A. BROKERS RXR Property Management LLC and CBRE, Inc. (representing Landlord) and Jones Lang LaSalle Brokerage, Inc. (representing Tenant). All capitalized terms used in the text of this Lease without definition are defined in this Section 1.01. 1.02 Lease of Premises. Subject to the terms and conditions of this Lease, Landlord hereby leases the Premises to Tenant and Tenant hereby hires the Premises from Landlord, for the Term. 1.03 Use. (a) The Premises shall be used and occupied by Tenant (and its permitted subtenants, transferees, assignees, and occupants entitled to use the Premises (collectively, “Permitted Users”)) solely for the Permitted Use (including such ancillary uses in [*******] [******] [*******] [******] [*********] [******] [**]

- 7 - 78613303.18 connection therewith as are customarily permitted by landlords, and engaged in by tenants, in Class A high rise office buildings in downtown Manhattan (the “Comparable Buildings”); provided, that such ancillary uses are (x) ancillary to the Primary Use and (y) permitted in accordance with Laws (it being acknowledged that Landlord makes no representation that any of such ancillary uses are so permitted by Law)). Subject to the foregoing, such ancillary uses may include, without limitation, financial service operations and high density trading. Further, such ancillary uses may include use by Tenant’s affiliated or related business operations, including BondWave, other affiliated entities and third-party or external investment professionals supporting OAM-related activities subject to and in accordance with the terms of Section 5.01(d) of this Lease. (b) In no event shall the Premises be used for any of the following: (a) any retail use (including, without limitation, any restaurant, bar or other sale of food or beverage use), in each case open for business to the general public, (b) any manufacturing use, (c) an employment or travel agency, (d) a school or classroom for students; provided that internal training, professional development, onboarding, continuing education and similar activities shall not be deemed a “school” or similar restricted educational function, (e) medical or psychiatric offices, (f) conduct of an auction, (g) gambling activities; provided that the operation of, participation in, trading on, or provision of services to, prediction markets or event contract markets (including any business that operates or facilitates trading on such a market, such as Kalshi or Polymarket) shall not be deemed “gambling activities”, (h) conduct of obscene or pornographic activities, (i) offices of an agency, department or bureau of the United States Government or any foreign government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (j) offices of any charitable, religious, union or other not-for-profit organization except to the extent same is consistent with a Comparable Building or (k) the operation of a business, the purpose of which is to provide to unrelated third parties for sublease or license a flexible workplace center consisting primarily of executive and general office suites and shared office workplaces. The Premises shall not be used for any purpose that would tend to lower the first-class character of the Building, create unreasonable or excessive elevator or floor loads, impair or interfere with any of the Building operations or the proper and economic heating, ventilation, air-conditioning, cleaning or other servicing of the Building, constitute a public or private nuisance, purposely or knowingly interfere with, annoy or disturb any other tenant or Landlord, or adversely impair the appearance of the Building. (c) If Tenant requires an amendment to the certificate of occupancy of the Building to use the Premises for any of the ancillary uses permitted pursuant to this Section 1.03 or otherwise to accommodate Tenant’s use, density and place of assembly requirements, Landlord, at Tenant’s expense, shall file for and use commercially reasonable efforts to obtain such an amendment to the certificate of occupancy; provided, that neither this Lease nor any of Tenant’s obligations hereunder shall be conditioned upon Landlord obtaining the same, and provided further that Tenant shall reimburse Landlord for Landlord’s actual and out of pocket costs incurred in connection therewith. If Tenant desires to obtain any special permits for reasonable use of the Premises, including without limitation a place of assembly permit, Landlord shall reasonably cooperate with respect to the same; provided, that obtaining any such permits shall be the sole responsibility of Tenant, and provided further that Tenant shall reimburse Landlord for all reasonable, actual and out of pocket costs incurred by Landlord in connection therewith within 30 days after receipt of an invoice therefor as Additional Rent.

- 8 - 78613303.18 (d) For the purposes of this Lease, “Rentable Square Footage”, “rentable square feet” or “RSF” shall mean the rentable square feet of the Building (including, without limitation, the Premises) determined by calculating the “Usable Area” in accordance with the Real Estate Board of New York (“REBNY”) Recommended Method of Floor Measurement for Office Buildings, effective January 1, 1987 and as subsequently amended in 2003 (“Modified REBNY”) (“USF”), and computing the rentable area utilizing a loss factor from rentable to usable for a full office floor of 27%. By way of example, if a full floor contained 10,000 usable square feet, such full floor would be deemed to contain 13,699 rentable square feet, obtained by dividing 10,000 by .73 (USF/[1-Loss Factor] = RSF). For a partial floor, the number of usable square feet contained within the common areas on such floor would be allocated on a proportional basis among the leasable areas on such floor before applying the loss factor. The RSF and USF of the Premises and any other space now or hereafter demised to or leased by Tenant under this Lease (including, without limitation, the First Expansion Space, the Second Expansion Space, any Offer Space, the Renewal Premises and any other space that hereafter becomes part of the Premises) are not subject to remeasurement at any time during the Term. (e) Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use in common with others, for their intended uses and, subject to the applicable provisions of this Lease, without additional charge therefor, (i) the public areas of the Building, including, without limitation, the common lobbies, corridors, stairways, elevators and loading docks of the Building, (ii) subject to the provisions of Section 3.01(i), the risers, conduits, and raceways within the Building for the provision of utilities and services (including telecommunications and cabling requirements) to the Premises, and (iii) if the Premises includes less than the entire rentable square footage of any floor, the common restrooms, corridors and elevator lobby of such floor. ARTICLE 2 Rent 2.01 Fixed Rent. Fixed Rent shall be payable by Tenant on the Rent Commencement Date and on the first day of each calendar month thereafter; provided, that if the Rent Commencement Date is not the first day of a month, then Fixed Rent for the month in which the Rent Commencement Date occurs shall be appropriately prorated. Notwithstanding anything to the contrary contained herein, so long as Tenant is not then in default under this Lease beyond applicable notice and cure periods, Tenant shall be entitled to an abatement of Fixed Rent for the two (2) full calendar months immediately preceding the month in which the 10th anniversary of the Rent Commencement Date occurs (the “Future 2 Month Abatement”), it being agreed that if Tenant does not receive such abatement of Fixed Rent as a result of a default by Tenant beyond notice and cure periods, Tenant shall be entitled to such abatement upon the cure of such default. 2.02 Tax Payments. (a) “Base Tax Amount” means the Taxes for the Base Tax Year. (b) “Base Tax Year” means the first Tax Year having a taxable status date occurring after the filing by Landlord of a Real Property Income and Expense Statement (“RPIE”) that reflects occupancy of not less than % of the rentable square footage of the office [*]

- 9 - 78613303.18 space in the Building and tenants under such leases are required to pay the regular payment of rent without partial or full offset or credit against rent for the entire calendar year covered by such RPIE. Landlord shall deliver written notice to Tenant promptly following the filing of an RPIE that reflects that the Base Tax Year has been established (it being agreed that Tenant and Tenant’s employees, accountants and agents shall treat such notice and accompanying information as confidential). (c) “Taxes” means (i) the real estate taxes, vault taxes, assessments and special assessments levied, assessed or imposed upon or with respect to the Project by any federal, state, municipal or other government or governmental body or authority, including, without limitation, dues, levies or actual and out of pocket charges paid to any business improvement district or similar organization or to any entity on behalf of such an organization and (ii) all taxes assessed or imposed with respect to the rentals payable under this Lease other than general income and gross receipts taxes; provided, that any such tax shall exclude Commercial Rent or Occupancy Taxes imposed pursuant to Title 11, Chapter 7 of the New York City Administrative Code so long as such tax is required to be paid by tenants directly to the taxing authority. If at any time the method of taxation shall be altered so that in lieu of or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate, there shall be levied, assessed or imposed (x) a tax, assessment, levy, imposition, fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other such substitute tax, assessment, levy, imposition, fee or charge, including without limitation, business improvement district and transportation taxes, fees and assessments, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be included in “Taxes”. If (A) Landlord or a Superior Lessor is exempt from the payment of taxes described in clauses (i) and (ii), but is required to make payments in lieu of Taxes (i.e., payments (however characterized) that are determined based on the assessed valuation of the Project), then there shall be included in Taxes the actual amount of such payments so required to be made and (B) a portion, but not all, of the Project is exempt from the payment of taxes described in clauses (i) and (ii) and no payments in lieu of Taxes are required to be paid by Landlord or any Superior Lessor in respect thereof, then there shall be included in “Taxes” the taxes described in clauses (i) and (ii) which would be so levied, assessed or imposed if such partial exemption did not exist and such taxes shall be deemed to have been paid by Landlord on the dates on which such taxes otherwise would have been payable in the absence of such exemption. Except as permitted in this Section 2.02(c), “Taxes” shall not include any franchise, capital stock or transfer tax, federal, state or local income taxes, excise, gift, estate, succession or inheritance taxes or penalties or interest for late payment of any tax in respect of which Tenant shall have duly made payment of Additional Rent as herein provided. Taxes shall be calculated without taking into account any exemption, abatement or reduction which the Project or any portion thereof may now or hereafter receive pursuant to any governmental incentive program, both for the purpose of calculating the Base Tax Amount and for the purpose of determining the Taxes applicable to Tax Years subsequent to the Base Tax Year. (d) “Tax Year” means each period of 12 months, commencing on the first day of July of each such period, in which occurs any part of the Term, or such other period of 12 months occurring during the Term as hereafter may be adopted as the fiscal year for real estate tax purposes of the City of New York.

- 10 - 78613303.18 (e) From and after the Tax Year immediately following the Base Tax Year, if Taxes for any Tax Year shall exceed the Base Tax Amount, Tenant shall pay to Landlord (each, a “Tax Payment”) Tenant’s Share of the amount by which Taxes for such Tax Year are greater than the Base Tax Amount. Landlord shall furnish to Tenant, 30 days prior to the commencement of each Tax Year after the Base Tax Year, a statement setting forth Landlord’s reasonable estimate of the Tax Payment for such Tax Year. Tenant shall pay to Landlord on the first day of each month during such Tax Year, 1/12th of Landlord’s estimate of the Tax Payment for such Tax Year. If Landlord shall not furnish any such estimate for a Tax Year or if Landlord shall furnish any such estimate for a Tax Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month the monthly sum payable by Tenant to Landlord under this Section 2.02(e) in respect of the last month of the preceding Tax Year; (ii) after such estimate is furnished to Tenant, Landlord shall notify Tenant whether the installments of the Tax Payment previously made for such Tax Year were greater or less than the installments of the Tax Payment to be made in accordance with such estimate, and (x) if there is a deficiency, Tenant shall pay the amount thereof within 30 days after demand therefor or (y) if there is an overpayment, Landlord shall refund to Tenant the amount thereof within 30 days after demand therefor; and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Tax Year, Tenant shall pay to Landlord 1/12th of the Tax Payment shown on such estimate. Landlord may, during each Tax Year, furnish to Tenant a revised statement of Landlord’s estimate of the Tax Payment for such Tax Year, and in such case, the Tax Payment for such Tax Year shall be adjusted and paid or refunded as the case may be, substantially in the same manner as provided in the preceding sentence. After the end of each Tax Year after the Base Tax Year Landlord shall furnish to Tenant a statement of Tenant’s Tax Payment for such Tax Year (and shall endeavor to do so within 180 days after the end of each Tax Year). If such statement shall show that the sums paid by Tenant, if any, under this Section 2.02(e) exceeded the Tax Payment to be paid by Tenant for the applicable Tax Year, Landlord shall refund to Tenant the amount of such excess within 30 days after demand therefor; and if such statement shall show that the sums so paid by Tenant were less than the Tax Payment to be paid by Tenant for such Tax Year, Tenant shall pay the amount of such deficiency within 30 days after demand therefor. If there shall be any increase in the Taxes for any Tax Year after the Base Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year after the Base Tax Year, the Tax Payment for such Tax Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance herewith. In no event, however, shall Taxes be reduced below the Base Tax Amount. (f) Landlord shall, with respect to each Tax Year any portion of which occurs after the Rent Commencement Date, initiate and pursue in good faith an application and proceeding seeking a reduction in Taxes or the assessed valuation of the Project, unless Landlord is advised by its tax certiorari counsel that it should not commence such a contest. If Landlord shall receive a refund or credit of Taxes for any Tax Year in which Taxes exceeded the Base Tax Amount, Landlord shall pay or credit to Tenant Tenant’s Share of the net refund or credit (after deducting from such refund the reasonable costs and expenses of obtaining the same, including, without limitation, appraisal, accounting and reasonable legal fees); provided, that such payment or credit to Tenant shall in no event exceed Tenant’s Tax Payment paid for such Tax Year. If, with respect to any Tax Year after the Base Tax Year, Landlord shall incur any costs or expenses

- 11 - 78613303.18 in an effort to reduce the Taxes for such Tax Year, and after final determination of such Taxes, Landlord has not recovered such costs and expenses by way of a deduction from a refund or credit as set forth in the first sentence of this paragraph, then Tenant shall pay to Landlord, within 30 days after invoice, Tenant’s proportionate share of the reasonable out-of-pocket costs and expenses so incurred. (g) If the Taxes comprising the Base Tax Amount are reduced as a result of an appropriate proceeding or otherwise, the Taxes as so reduced shall for all purposes be deemed to be the Base Tax Amount and Landlord shall notify Tenant of the amount by which the Tax Payments previously made were less than the Tax Payments required to be made under this Section 2.02, and Tenant shall pay the deficiency within 30 days after demand therefor. (h) Subject to the terms of this Section 2.02(h), Tenant shall pay to Landlord, commencing on the Rent Commencement Date and continuing for the initial Term hereof, as Additional Rent, an amount per annum equal to the product obtained by multiplying (x) the Alternate Tax Factor by (y) the number that constitutes the rentable square footage of the Premises as of the date hereof (the “Alternate Tax Payment”). The term “Alternate Tax Factor” means % of the 27/28 Taxes. On the first (1st) anniversary of the Rent Commencement Date, and on each subsequent anniversary of the Rent Commencement Date to and including the last day of the Base Tax Year (such Tax Year, the “Transition Year”), the Alternate Tax Factor that was theretofore in effect shall be increased by an amount equal to % of the 27/28 Taxes (so that, for example, if the 27/28 Taxes were $ per rentable square foot, the Alternate Tax Factor as of the Rent Commencement Date would be $ ; during the year commencing on the first anniversary of the Rent Commencement Date, the Alternate Tax Factor would be $ ; and during the year commencing on the second anniversary of the Rent Commencement Date, the Alternate Tax Factor would be $ ). If the Transition Year is anything other than a full Tax Year, then the Alternate Tax Payment for the Transition Year shall be prorated on a per diem basis. Tenant shall make payments of the Alternate Tax Payment in equal monthly installments, in advance, in the same manner as Fixed Rent. Tenant acknowledges that Tenant is required to pay the Alternate Tax Payment for the entire balance of the initial Term (but not any Renewal Term), notwithstanding that the Alternate Tax Factor does not continue to increase after the Base Tax Year. The “27/28 Taxes” means the Taxes for the Tax Year from July 1, 2027, through June 30, 2028 (“27/28 Tax Year”) divided by the RSF of the Building, i.e., 1,128,224. Landlord shall initiate and pursue in good faith an application and proceeding seeking a reduction in Taxes or the assessed value of the Project for the 27/28 Tax Year, and shall give Tenant written notice of any settlement or resolution of such proceeding promptly following the final determination of Taxes for the 27/28 Tax Year. For example, if such settlement or resolution results in a reduction of the 27/28 Taxes to $ per rentable square foot, Tenant shall receive a credit for any payments in excess of $ per rentable square foot, and the revised Alternate Tax Factor shall be $ per rentable square foot. If such settlement affects more than one Tax Year, Landlord shall endeavor to cause any reduction to be applied equitably among the Tax Years affected by such settlement. If the Taxes for the 27/28 Tax Year are reduced as a result of such proceeding, the Alternate Tax Factor shall be reduced accordingly, and Landlord shall, within 30 days following the final determination of Taxes for the 27/28 Tax Year, refund to Tenant (or credit against the immediately succeeding Rent payable by Tenant under this Lease) any overpayment thereof. [***] [**] [**] [**] [***] [**][**] [*] [*]

- 12 - 78613303.18 2.03 Operating Payments. (a) “Base Operating Amount” means Operating Expenses for the Base Operating Year, calculated on a grossed-up basis to reflect 100% occupancy of the Building in accordance with Section 2.03(f). (b) “Landlord’s Statement” means an instrument setting forth the total Operating Expenses and Operating Payment payable by Tenant for a specified Operating Year. (c) “Operating Expenses” means all expenses actually paid or incurred by or on behalf of Landlord in respect of the repair, non-capital (except as set forth in clause (x) below) replacement, maintenance, operation and security of the Project, including, without limitation, (i) salaries, wages, medical, surgical, insurance (including, without limitation, group life and disability insurance), union and general welfare benefits, pension payments, severance payments, sick day payments and other fringe benefits of employees of Landlord (subject to exclusion (X) below), Landlord’s Affiliates and their respective contractors engaged in such repair, non-capital (except as set forth in clause (x) below) replacement, maintenance, operation and/or security to the extent allocable to the Building, on an equitable basis for employees serving multiple properties; (ii) payroll taxes, workers’ compensation, uniforms and related expenses (whether direct or indirect) for such employees described in the preceding clause (i); (iii) the cost of fuel, gas, steam, electricity, heat, ventilation, air-conditioning and chilled or condenser water, water, sewer and other utilities, in each case for non-leasable portions of the Building and base building systems to leasable portions of the Building (in each case to the extent such costs are not payable by tenants or occupants other than under operating expense reimbursements similar to this Section 2.03), together with any taxes and surcharges on, and fees paid in connection with the calculation and billing of, such utilities and all Base Building CEL Charges; (iv) the cost of painting and/or decorating (subject to exclusion (L) below) all areas of the Project, excluding, however, any space contained therein that is demisable to tenants and to the extent landlords of Comparable Buildings provide for such costs; (v) the cost of casualty, liability, fidelity, rent and all other insurance regarding the Project; (vi) the cost of all supplies, tools, materials and equipment, whether by purchase or rental, used in the repair, non-capital (except as set forth in clause (x) below) replacement, maintenance, operation and/or security of the Project, and any sales and other taxes thereon; (vii) the fair market rental value of Landlord’s Building office and any other premises in the Building utilized by the personnel of either Landlord, Landlord’s Affiliates or Landlord’s contractors, in connection with the repair, non-capital replacement, maintenance, operation and/or security thereof, and all commercially reasonable office expenses, such as telephone, utility, stationery and similar expenses incurred in connection therewith not to exceed 3,500 rentable square feet; (viii) the cost of cleaning, janitorial and security services, including, without limitation, glass cleaning, snow and ice removal and garbage and waste collection and disposal; (ix) the cost of all interior and exterior landscaping other than on private terraces and all temporary exhibitions located at or within the Project; (x) the cost of all alterations, repairs, replacements and/or improvements made at any time following the Base Operating Year by or on behalf of Landlord, whether structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, and whether or not required by this Lease, and all tools and equipment related thereto; provided, that if under generally accepted accounting principles consistently applied (“GAAP”), any of the costs referred to in this clause (x) are required to be capitalized, then such costs shall not be

- 13 - 78613303.18 included in Operating Expenses unless they (I) are required by any Laws that first became effective (1) on or after the Last Tranche Commencement Date or (2) before the Last Tranche Commencement Date but with respect to which the obligation to comply first arises after the Last Tranche Commencement Date and (II) have the effect of reducing expenses that would otherwise be included in Operating Expenses, including a reduction in expenses resulting from energy efficient upgrades or CEL Charges (subject to Section 2.06), in either of which events the cost thereof, together with interest thereon at the Prime Rate, shall be amortized on a straight-line basis over the useful life of the item in question, as determined in accordance with GAAP, and only the annual installment of such amortization allocable to an Operating Year (together with interest as aforesaid) shall be included in Operating Expenses for such Operating Year; not to exceed the actual reduction in Operating Expenses in any Operating Year for any such alterations, repairs, replacements and/or improvements described in clause II; (xi) management fees not to exceed 3% of gross revenues from the Building; (xii) all reasonable costs and expenses of legal, bookkeeping, accounting and other professional services; (xiii) installation, operation and maintenance of holiday decorations; and (xiv) all other fees, costs, charges and expenses properly allocable to the repair, replacement, maintenance, operation and/or security of the Project, in accordance with then prevailing customs and practices of the real estate industry in Comparable Buildings. Notwithstanding the foregoing, “Operating Expenses” shall not include the following: (A) non-cash items such as depreciation and amortization (except with respect to the alterations, repairs, replacements, and/or improvements described in clauses I and II of clause (x) of this Section 2.03(c)); (B) principal and interest payments and other costs incurred in connection with any financing or refinancing (equity or debt) of the Project or any portion thereof (including, without limitation, fees for obtaining approvals from, or otherwise dealing or negotiating with or providing reports and information to, mortgagees, and legal fees and disbursements in connection therewith) (except as provided in clause (x) above); (C) the cost of tenant improvements (including costs or expenses incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants or other occupants of the Building, or vacant lease space in the Building including space planning fees of the Building) or allowance in lieu thereof; (D) leasing and brokerage commissions and advertising, entertaining and promotional expenses incurred in procuring tenants for the Building or for retaining tenants such as space planning, architectural fees, lease concessions, tenant work, rental assumption obligations, etc.; (E) cost of any work or service performed for any tenant of the Building (including Tenant), whether at the expense of Landlord or such tenant, to the extent that such work or service is in excess of the work or service that Landlord is required to furnish Tenant under this Lease at the expense of Landlord; (F) the cost of any electricity or other utilities consumed in the Premises or in any other space in the Building demisable to tenants;

- 14 - 78613303.18 (G) Taxes, transfer, gains, franchise, inheritance, estate, succession, gift, corporation, unincorporated business, gross receipts, profit and income taxes imposed upon Landlord from the operation of the Building or imposed in connection with any change of ownership of the Building and the land; (H) costs and expenses incurred in connection with, and incidental to, the leasing of space in the Building, including, without limitation, (1) attorneys’ fees and disbursements, accounting and other professional services costs, (2) costs and expenses incurred in connection with preparing and negotiating leases and amendments and modifications thereto, consents to subleases or assignments and non-disturbance agreements, (3) take over or assumption fees, (4) any form leases, (5) disputes with tenants or occupants in the Building, (6) the interpretation, enforcement or termination of leases or other occupancy agreements, including this Lease, disputes with adjoining landowners and any actions in defense of Landlord’s title to or leasehold interest in the Building, and (7) costs incurred as a result of the violation by Landlord or any tenant of the terms and conditions of any lease (including this Lease); (I) any cost to the extent Landlord is reimbursed therefor out of insurance proceeds or otherwise, or would have been reimbursable therefor out of insurance proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease; (J) costs of alterations and repairs and replacement and other expenditures which are required to be capitalized under GAAP, except to the extent permitted to be included in Operating Expenses under clause (x) of this Section 2.03(c); (K) any lease payments for equipment which, if purchased, would be specifically excluded as a capital improvement, except to the extent same is permitted to be included in Operating Expenses under clause (x) of this Section 2.03(c); (L) costs of acquiring, leasing, insuring, restoring, repairing, removing or replacing (i) sculptures, (ii) paintings, (iii) temporary exhibitions and (iv) other objects of art located within the Building or within the Project, except the cost of routine cleaning, maintenance, and relocating of such objects may be included in Operating Expenses; (M) the costs of correcting defects in the Building and/or any associated garage facilities and/or equipment or replacing defective equipment to the extent such costs are covered by warranties of manufacturers, suppliers or contractors, or are otherwise borne by parties other than Landlord; (N) expenditures for repairing and/or replacing any defect in any work performed by Landlord pursuant to the provisions of this Lease; (O) the initial cost or the replacement cost of any permanent landscaping or the regular landscaping maintenance for any property other than the land under the Building;

- 15 - 78613303.18 (P) the cost of acquiring, installing or replacing any separate electrical meter, gas, water or other meter Landlord may provide to any of the tenants (including Tenant) in the Building; (Q) any costs to test, repair, maintain or operate any tenant dedicated standby generator system in the Building; (R) all costs incurred by Landlord in connection with the performance of any sundry services to individual tenants which are not generally provided to all tenants (including Tenant); (S) to the extent of any costs and expenses associated with employees of Landlord or its affiliates with respect to both (1) the Building and (2) other properties that are not part of the Building, there shall be excluded from Operating Expenses a fair and reasonable percentage thereof which is properly allocable to such other properties; (T) costs of withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act, except to the extent that such costs are offset by savings realized by Landlord in connection therewith; (U) costs and expenses (including, without limitation, attorneys’ fees and costs of settlements, judgments and arbitration awards) arising from claims or disputes in connection with tort, negligence or defamation litigation pertaining to Landlord or Landlord’s agents, contractors, employees or representatives, or in connection with any such claims or disputes arising from the negligence or willful misconduct of Landlord or Landlord’s agents, contractors, employees or representatives; (V) interest, fines, penalties or other late payment charges paid or incurred by Landlord, except to the extent (i) that Landlord is contesting such payments timely and in good faith (only if Landlord prevails in such action), or (ii) with respect to a payment that, part or all of which was the responsibility of Tenant hereunder, and which Tenant did not make in a timely fashion or did not make at all; (W) legal, accounting and other professional fees and disbursements incurred in connection with negotiations or disputes by Landlord, its Affiliates or partners with lenders, or superior lessors, or the filing of a petition in bankruptcy by or against Landlord or its Affiliates; (X) Landlord’s general corporate and general administrative and overhead expenses not properly attributable to the operation of the Building (and otherwise except as to items specifically permitted in accordance with the provisions of this Section 2.03(c) to be included in Operating Expenses) and salaries and benefits for employees above the level of the immediate supervisor of the building manager; (Y) dues to professional and lobbying associations (except for the allocable dues for REBNY, BOMA or any successor organization) or contributions to political or charitable organizations and any other lobbying costs;

- 16 - 78613303.18 (Z) any rent, additional rent or other charge under any ground leases or under Superior Leases (other than amounts which constitute a reimbursement to the ground lessor or Superior Lessor, or a payment by Landlord as tenant under the ground lease or Superior Lease which constitutes rent thereunder, which would have been included in Operating Expenses if the same were paid directly by Landlord) and the cost of negotiating any agreements with any superior interest holders in connection with this Lease; (AA) all costs of remediating, removing or encapsulating asbestos, or other Hazardous Materials or substances in or about the Project, except to the extent the same shall be attributable to any act or omission of Tenant, Tenant’s agents, employees, contractors, invitees or licensees; (BB) costs of repairs, replacements, or other work occasioned by fire, windstorm, or other casualty, except (x) the amount of any commercially reasonable deductible to which Landlord is actually subject pursuant to the terms of its insurance policies, or (y) in the event Landlord self-insures, an amount not in excess of the amount which would have applied under clause (x) hereof in the event Landlord had carried the coverage in question with third-party carriers; (CC) the cost of repairs, replacements, or other work occasioned by the exercise of eminent domain except the amount of any commercially reasonable deductible to which Landlord is actually subject pursuant to the terms of its insurance policies; (DD) any increase in insurance premiums for the Building solely due to the gross negligence or willful misconduct of other tenants of the Building or particular uses or manners of use of space in the Building by other tenants, or due to Landlord’s gross negligence or willful misconduct; (EE) any CEL Charges (subject to and without limiting the provisions of Section 2.06 below); (FF) duplicative charges for the same item; (GG) if the Building becomes subject to a condominium regime pursuant to Section 8.18 below, assessments, common charges and similar charges imposed by any condominium board to the extent such costs (i) are imposed to pay for, or as reimbursement for, costs which would not otherwise constitute Operating Expenses, or (ii) are in excess of those that would have been incurred if the Building were not subject to a condominium regime; (HH) all costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Project) to the extent Landlord is entitled to be reimbursed therefor by any tenant (other than by means of operating expense reimbursement provisions contained in the leases of other tenants), or to the extent Landlord is entitled to be (and is) reimbursed therefor by Tenant (other than pursuant to this Section 2.03) for the cost of like goods and services furnished to Tenant pursuant to this Lease;

- 17 - 78613303.18 (II) any cost representing an amount paid to an Affiliate of Landlord to the extent the same is in excess of the amount which would reasonably have been paid on a competitive basis in Comparable Buildings in the absence of such relationship; (JJ) costs incurred in connection with the acquisition or sale of air rights, transferable development rights, easements or other real property interests; (KK) any cost incurred in connection with making any additions to, or building additional stories on, the Building or its plazas, or adding buildings or other structures in or adjoining the Building, or connecting the Building to other structures adjoining the Building, including any license or development fees in connection therewith; (LL) costs in operating a retail business or ancillary service in the Building, such as a shoe shine stand, a newsstand, a stationery store or a parking facility, including any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (provided that costs incurred in connection with the operation, security or supervision of queuing areas for radio taxi services, limousines and “black cars” for the benefit of the Building shall be included in Operating Expenses as long as such service is available to Tenant); (MM) the cost of installing, operating or maintaining any specialty service in the Building, such as broadcasting facilities, luncheon club, dining facility, auditorium, restaurant, cafeteria, conference center, museum, athletic or recreational club, or child care facility (but not the cost of operating and maintaining the Amenities (as hereinafter defined) or any of the aforementioned specialty facilities if such facilities are made available for use by tenants (including Tenant) of the Building generally without separate additional cost (other than reservation charges, consumables and the like, or in the nature of an operating expense escalation similar to this Section 2.03)); provided, that the costs of operating and maintaining any such facility shall be offset by the income actually received by Landlord from the day-to-day base operation of any such facility (excluding for example, income from special events); (NN) all costs and expenses relating to any portion of the Building used for non-office purposes (including but not limited to retail and parking); (OO) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; (PP) costs and expenses (including those for labor, materials, tools, equipment and contractor charges) incurred in connection with compliance with any Law existing as of the Last Tranche Commencement Date which is applicable to the Building (including the Premises) with respect to a violation or open or pending permit or work application existing as of the Last Tranche Commencement Date, whether or not noted of record, unless caused by an act or omission of Tenant or any person claiming by, through or under Tenant;

- 18 - 78613303.18 (QQ) costs (including, without limitation, any taxes or assessments) allocable to any revenue generating signs or other tenants’ or occupants’ signs and any signs designating the name of the Building (provided that normal cleaning or maintenance of such signs other than revenue generating signs may be included); (RR) costs for furnishing or installing window film or similar treatments; (SS) costs incurred with respect to a sale or transfer of all or any portion of the Project or any interest therein, or in any person or entity of whatever tier owning an interest therein, and the cost of maintaining, organizing or reorganizing the entity that is the landlord under this Lease; (TT) fines and penalties incurred because of violations of Laws arising by reason of Landlord’s failure to construct, maintain or operate the Building or any portion thereof in compliance with such Laws (excluding the costs of permits and approvals required to comply with Laws in the ordinary course of the operation or maintenance of the Building, and excluding fines and penalties that are reasonably unavoidable in the operation of Comparable Buildings, including by way of example and not by limitation sidewalk violations, all of which shall be includable in Operating Expenses); and (UU) new categories of Operating Expenses that were not included in Landlord’s Statement for the Base Operating Year but that should have been so included consistent with the standard of operation of Comparable Buildings during the Base Operating Year; provided, that any such new category of Operating Expenses may be included in Operating Expenses if, from and after the Operating Year in which such new category is first included in Operating Expenses, the Operating Expenses for the Base Operating Year are grossed up to include the amount of such new category of Operating Expenses that would have been incurred in the Base Operating Year had Landlord provided such service or incurred such expense throughout the entire Base Operating Year. (d) “Operating Year” means each calendar year during the Term. (e) From and after the Rent Commencement Date, for each Operating Year, Tenant shall pay (each, an “Operating Payment”) Tenant’s Share of the amount, if any, by which Operating Expenses for such Operating Year exceed the Base Operating Amount. (f) If during any relevant period (including the Base Operating Year) (i) any rentable space in the Building above the ground floor shall be unoccupied, and/or (ii) the tenant or occupant of any space in the Building above the ground floor undertook to perform work or services therein in lieu of having Landlord perform the same and the cost thereof would have been included in Operating Expenses, then, in any such event, the Operating Expenses for such period shall be increased to reflect the Operating Expenses that would have been incurred if 100% of such space had been occupied or if Landlord had performed such work or services for 100% of such space, as the case may be. In addition, for purposes of determining the Base Operating Amount, Operating Expenses for the Base Operating Year shall include the costs of operating, maintaining, repairing and securing the Amenities (including, without limitation, the 2nd Floor Amenity) as if

- 19 - 78613303.18 the Amenities had been fully operational and available for use by tenants of the Building throughout the entire Base Operating Year. (g) Landlord may furnish to Tenant, prior to the commencement of each Operating Year, a statement setting forth Landlord’s estimate of the Operating Payment for such Operating Year. Tenant shall pay to Landlord on the first day of each month during such Operating Year, 1/12th of Landlord’s estimate of the Operating Payment for such Operating Year. If Landlord shall not furnish any such estimate for an Operating Year or if Landlord shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (A) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month the monthly sum payable by Tenant to Landlord under this Section 2.03 in respect of the last month of the preceding Operating Year; (B) after such estimate is furnished to Tenant, Landlord shall notify Tenant whether the installments of the Operating Payment previously made for such Operating Year were greater or less than the installments of the Operating Payment to be made in accordance with such estimate, and (x) if there is a deficiency, Tenant shall pay the amount thereof within 30 days after demand therefor, or (y) if there is an overpayment, Landlord shall refund to Tenant the amount thereof within 30 days; and (C) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Operating Year Tenant shall pay to Landlord 1/12th of the Operating Payment shown on such estimate. Landlord may, during each Operating Year, furnish to Tenant a revised statement of Landlord’s estimate of the Operating Payment for such Operating Year, and in such case, the Operating Payment for such Operating Year shall be adjusted and paid or refunded as the case may be, substantially in the same manner as provided in the preceding sentence. (h) Landlord may furnish to Tenant a Landlord’s Statement for each Operating Year (and shall endeavor to do so within 180 days after the end of each Operating Year). If Landlord’s Statement shall show that the sums paid by Tenant, if any, under Section 2.03(g) exceeded the Operating Payment to be paid by Tenant for the applicable Operating Year, Landlord shall refund to Tenant the amount of such excess within 30 days after demand therefor; and if the Landlord’s Statement shall show that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operating Year, Tenant shall pay the amount of such deficiency within 30 days after demand therefor. (i) (a) Tenant, upon notice given within 2 years after Tenant’s receipt of a Landlord’s Statement, may elect to have Tenant’s designated (in such notice) certified public accountant or qualified real estate services firm (who may be an employee of Tenant but who may not, in any case, be retained by Tenant on a contingency fee basis or any other fee basis by which such accountant’s compensation is based upon the amount refunded or credited by Landlord to Tenant as a result of such audit) examine during Business Hours on Business Days in Manhattan such of Landlord’s books and records (collectively, “Records”) as are directly relevant to such Landlord’s Statement and, with respect to Landlord’s Statement relating to either or both of the first or the second Operating Year following the Base Operating Year only, the Records that are directly relevant to the Base Operating Year, and Landlord shall provide access to the Records upon reasonable prior notice. As a condition to Tenant’s right to review the Records, Tenant shall pay all sums required to be paid in accordance with the Landlord’s Statement in question. If Tenant

- 20 - 78613303.18 shall not give such notice within such 2-year period, then such Landlord’s Statement shall be conclusive and binding upon Tenant. Notwithstanding the foregoing, if the Base Operating Amount is adjusted, Tenant may, upon notice given within two (2) years after the date of such adjustment, examine the Records relating to the Base Operating Amount as it relates to the adjustment in question. Tenant and Tenant’s employees, accountants and agents shall treat all Records as confidential except (i) as required by applicable Laws (as defined below) or court order, (ii) in connection with any dispute, claim or litigation between Landlord and Tenant, and (iii) to the extent such information becomes publicly available, and, upon request by Landlord, shall confirm such confidentiality obligation in writing. (b) Tenant, within 1 year after the date on which the Records are made available to Tenant, may send a notice (“Tenant’s Statement”) to Landlord that Tenant disagrees with the applicable Landlord’s Statement, specifying in reasonable detail the basis for Tenant’s disagreement and the amount of the Operating Payment Tenant claims is due. If Tenant fails to timely deliver a Tenant’s Statement, then such Landlord’s Statement shall be conclusive and binding on Tenant. Landlord and Tenant shall attempt to adjust such disagreement within 30 days. If they are unable to do so, Tenant may notify Landlord within 90 days that such disagreement shall be determined by an Arbiter in accordance with this Section 2.03(i)(b), and promptly thereafter Landlord and Tenant shall jointly designate a certified public accountant (the “Arbiter”) whose determination made in accordance with this Section 2.03(i)(b) shall be binding upon the parties. Any such arbitration shall be administered in accordance with the procedures set forth in Section 8.09(b), with the Arbiter serving as the single arbitrator in lieu of the JAMS Arbitrator; provided, that in the event of any conflict between Section 8.09(b) and this Section 2.03(i)(b), the provisions of this Section 2.03(i)(b) governing the qualifications and designation of the Arbiter, the scope of and limitations on the Arbiter’s determination, and the allocation of costs, fees and expenses (including attorneys’ fees and disbursements) shall control. If the determination of the Arbiter shall substantially confirm the determination of Landlord, then Tenant shall pay the cost of the Arbiter. If the Arbiter shall substantially confirm the determination of Tenant, then Landlord shall pay the cost of the Arbiter. In all other events, the cost of the Arbiter shall be borne equally by Landlord and Tenant. The Arbiter shall be a member of an independent certified public accounting firm having at least 3 accounting professionals. If Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within 30 days after receipt of notice from the other party requesting agreement as to the designation of the Arbiter, which notice shall contain the names and addresses of two or more certified public accountants meeting the requirements of this Section 2.03(i)(b) and who are acceptable to the party sending such notice, then either party shall have the right to request the American Arbitration Association (or any organization which is the successor thereto) (the “AAA”) to designate as the Arbiter a certified public accountant meeting the requirements of this Section 2.03(i)(b) whose determination made in accordance with this Section 2.03(i)(b) shall be conclusive and binding upon the parties, and the cost of such certified public accountant shall be borne as provided above in the case of the Arbiter designated by Landlord and Tenant. Any determination made by an Arbiter shall not exceed the amount determined to be due in the first instance by Landlord’s Statement, nor shall such determination be less than the amount claimed to be due by Tenant in Tenant’s Statement, and any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination such Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease, including the immediately preceding sentence. Pending the resolution

- 21 - 78613303.18 of any contest pursuant to this Section 2.03(i)(b), and as a condition to Tenant’s right to prosecute such contest, Tenant shall pay all sums required to be paid in accordance with the Landlord’s Statement in question. If Tenant shall prevail in such contest, an appropriate refund shall be made by Landlord to Tenant. The term “substantially” as used in this Section 2.03(i)(b) shall mean a variance of 5% or more of the Operating Payment in question. If it is ultimately determined that a Landlord’s Statement has overstated total Operating Expenses for the Project for the Operating Year in question by more than 5%, then Landlord shall make such appropriate refund to Tenant plus interest at the Interest Rate per annum on the amount overpaid from the time first paid by Tenant until refunded to Tenant by Landlord and Landlord shall reimburse Tenant for the reasonable, out-of-pocket costs incurred by Tenant in connection with Tenant’s audit within 30 days of receipt from Tenant of an invoice therefor, together with reasonable supporting documentation evidencing such costs. 2.04 Tax and Operating Provisions. (a) In any case provided in Section 2.02 or 2.03 in which Tenant is entitled to a refund, Landlord may, in lieu of making such refund, credit against the next installments of Rent any amounts to which Tenant shall be entitled. Nothing in this Article 2 shall be construed so as to result in a decrease in the Fixed Rent. If this Lease shall expire before any such credit shall have been fully applied, then (provided Tenant is not in Material Default (as defined below) under this Lease beyond all applicable grace and cure periods after notice) Landlord shall refund to Tenant the unapplied balance of such credit. (b) Landlord’s failure to render or delay in rendering a Landlord’s Statement with respect to any Operating Year or any component of the Operating Payment shall not prejudice Landlord’s right to thereafter render a Landlord’s Statement with respect to any such Operating Year or any such component; provided, that such Landlord’s Statement is delivered within 2 years after the end of the Operating Year in question, nor shall the rendering of a Landlord’s Statement for any Operating Year prejudice Landlord’s right to thereafter render a corrected Landlord’s Statement for such Operating Year within such 2-year period. Landlord’s failure to render or delay in rendering any statement with respect to any Tax Payment or installment thereof shall not prejudice Landlord’s right to thereafter render such a statement; provided, that such statement is delivered within 2 years following the later of (i) the end of the Tax Year in question or (ii) the final determination of the Taxes for the Tax Year in question, nor shall the rendering of a statement for any Tax Payment or installment thereof prejudice Landlord’s right to thereafter render a corrected statement therefor within such 2-year period. (c) Landlord and Tenant confirm that the computations under this Article 2 are intended to constitute a formula for agreed rental escalation and may or may not constitute an actual reimbursement to Landlord for Taxes and other costs and expenses incurred by Landlord with respect to the Project. (d) Each Tax Payment or Alternate Tax Payment in respect of a Tax Year, and each Operating Payment in respect of an Operating Year, that begins prior to the Rent Commencement Date or ends after the expiration or earlier termination of this Lease, and any tax refund pursuant to Section 2.02(f), shall be prorated to correspond to that portion of such Tax Year or Operating Year occurring within the Term.

- 22 - 78613303.18 2.05 Electric Charges. (a) Tenant’s demand for, and consumption of, electricity serving the Premises shall be determined by meter or meters installed (or, if existing, retrofitted) by Landlord as part of Landlord’s Work. Tenant shall pay for such electric consumption from and after the applicable Commencement Date within 30 days after rendition of bills therefor, which bills shall be rendered by or on behalf of Landlord, and if more than one meter is used, such meters shall be read and billed as a single meter, provided that Landlord shall use reasonable efforts to limit the number of meters used. Within 30 days after Landlord’s request therefor, Tenant shall give to Landlord a letter executed by Tenant on Tenant’s letterhead authorizing the electric service provider to provide Landlord access to Tenant’s electricity consumption information. (b) The amount payable by Tenant per kilowatt (“KW”) and kilowatt hour (“KWH”) for electricity consumed within the Premises shall be 100% of the amount at the average rate for the Building at which Landlord purchases each KW and KWH of electricity for the same period from the utility company and/or alternate providers (including, without limitation, all surcharges, taxes, fuel adjustments, market supply and market adjustment charges, taxes passed on to consumers by the public utility, and other sums payable in respect thereof), plus all surcharges, taxes and other sums payable in respect of Landlord’s sale of electricity to Tenant. Landlord shall provide reasonable supporting documentation for such charges upon Tenant’s reasonable request. Notwithstanding the foregoing, Tenant may, upon reasonable prior notice (but no more than once in any 12-month period), have an independent electric consultant or other qualified third party test any electric meters or submeters serving the Premises to verify accuracy, at reasonable times and without unreasonable interference with the Building. Landlord shall reasonably cooperate in connection therewith. If any meter or submeter is inaccurate, Landlord shall promptly repair or replace such meter or submeter and adjust Tenant’s bill accordingly. Tenant shall bear the cost of such testing, unless such testing demonstrates that the applicable meter or submeter is inaccurate by more than 5%, in which event Landlord shall reimburse Tenant for the out‑of‑pocket costs incurred by Tenant in connection with such testing within thirty (30) days after receipt of an invoice therefor, together with reasonable supporting documentation evidencing such costs. In the event that Tenant does not cause an independent electric consultant to check the accuracy of the meter/submeters within 270 days following the end of any calendar year during the Term, the electric charges on account of electricity for such calendar year shall be conclusive and binding upon Tenant. 2.06 Carbon Emissions. Tenant’s obligations under this Section apply only if Landlord actually incurs LL97 (CEL) -related qualified costs, expenses, fines, penalties, or similar charges. (a) As used in this Lease: (i) “Base Building CEL Charges” means, for any period, (A) all CEL Charges attributable to Base Building Energy Consumption for such period and/or (B) any amounts paid to purchase renewable energy credits and/or “greenhouse gas offsets” in order to reduce the amounts that would otherwise be payable under clause (A) during such period.

- 23 - 78613303.18 (ii) “Base Building Energy Consumption” means, for any period, the amount of energy, expressed in KWH, for such period, equal to the electrical energy used (A) to operate all common areas and other non-leasable portions of the Building and (B) to provide the Tenant Baseline Power Consumption, in each case, as determined by the applicable electric meters or submeters with respect to such portions of the Building. Landlord shall use the conversion factors for utility electricity in the Carbon Emissions Law to convert Base Building Energy Consumption to carbon emissions. (iii) “Carbon Emissions Law” means Local Law 97 of the Local Laws of the City of New York for the Year 2019 and any amendment, modification, supplement or replacement thereof or Laws of similar import, and all rules and regulations promulgated pursuant thereto. (iv) “CEL Charges” means all costs, expenses, fines, penalties or other charges payable by Landlord from time to time under the Carbon Emissions Law. (v) “Tenant Baseline Power Consumption” means, for any period, all electricity used to operate the Premises during Business Hours on Business Days, which, for purposes of this Lease, is deemed to be equal to the product of (A) the KWH Threshold multiplied by (B) the rentable square footage of the Premises. “KWH Threshold” means (x) for all periods through and including December 31, 2029, 15.2 KWH and (y) from and after January 1, 2030, 13.2 KWH; provided, that if the Carbon Emissions Law shall be amended, modified, supplemented or replaced (such as, by way of example only, changing the Building Emission Intensity Limits (as such term is defined in the Carbon Emissions Law on the date of this Lease) or the dates on which such limits become applicable), then the KWH Threshold shall be modified as reasonably determined by Landlord so that the economic burden of the Carbon Emissions Law is borne by each of Landlord and Tenant in substantially the same manner as that existing on the date of this Lease. At Tenant’s request, prior to the Last Tranche Commencement Date, and subject to review of base building systems, construction documents, and Tenant’s intended usage, Landlord shall, in consultation with Tenant and their respective engineers or consultants, reasonably determine Tenant’s KWH Threshold, representing Tenant’s share of the Building’s annual carbon emissions limit. (vi) “Tenant’s Excess Energy Consumption” means, for any period, the excess of (A) the amount of electricity, expressed in KWH, for such period, used to operate the Premises during such time period as determined by Tenant’s submeters plus, if Tenant has requested overtime HVAC service during such period, Tenant’s allocable share (as reasonably determined by Landlord based on the applicable electric meters or submeters measuring same and the tenants requesting overtime HVAC during such period) of the electricity used to operate the Building HVAC System to provide such overtime HVAC service over (B) the Tenant Baseline Power Consumption for such period. Landlord shall use the conversion factors for utility electricity in the Carbon Emissions Law to convert Tenant’s Excess Energy Consumption to carbon emissions. (b) For each calendar year during the Term (commencing with the calendar year in which charges under the Carbon Emissions Law first become payable by

- 24 - 78613303.18 Landlord) Tenant shall pay to Landlord, in accordance with the provisions of this Section 2.06, (i) Tenant’s Share of the Base Building CEL Charges for such calendar year plus (ii) the portion of the CEL Charges for such calendar year attributable to Tenant’s Excess Energy Consumption (the amounts in clauses (i) and (ii), collectively, the “Tenant CEL Payment”). Tenant’s obligations under this Section 2.06 shall apply with respect to each Tranche only from and after the Commencement Date for such Tranche, and, for any period prior to the Last Tranche Commencement Date, (x) Tenant’s Share shall, for purposes of this Section 2.06, be deemed to be the percentage obtained by dividing the rentable square footage of the Tranches for which the Commencement Date has then occurred by 1,128,224 and (y) the Tenant Baseline Power Consumption and Tenant’s Excess Energy Consumption shall be determined solely by reference to the rentable square footage of, and the electricity used to operate, the Tranches for which the Commencement Date has then occurred, in each case appropriately prorated for any partial period. (c) Landlord may furnish to Tenant, prior to the commencement of each calendar year, a statement setting forth Landlord’s estimate of the Tenant CEL Payment for such calendar year. Tenant shall pay to Landlord on the first day of each month during such calendar year, 1/12th of Landlord’s estimate of the Tenant CEL Payment for such calendar year. If Landlord shall not furnish any such estimate for a calendar year or if Landlord shall furnish any such estimate for a calendar year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month the monthly sum payable by Tenant to Landlord under this Section 2.06 in respect of the last month of the preceding calendar year; (ii) after such estimate is furnished to Tenant, Landlord shall notify Tenant whether the installments of the Tenant CEL Payment previously made for such calendar year were greater or less than the installments of the Tenant CEL Payment to be made in accordance with such estimate, and (x) if there is a deficiency, Tenant shall pay the amount thereof within 10 days after demand therefor or (y) if there is an overpayment, Landlord shall refund to Tenant the amount thereof and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such calendar year Tenant shall pay to Landlord 1/12th of the Tenant CEL Payment shown on such estimate. Landlord may, during each calendar year, furnish to Tenant a revised statement of Landlord’s estimate of the Tenant CEL Payment for such calendar year, in which case the Tenant CEL Payment for such calendar year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence. (d) Landlord shall furnish to Tenant a statement (a “CEL Statement”) for each calendar year (and shall do so within 365 days after the end of each calendar year) setting forth the Tenant CEL Payment, if any, due to Landlord from Tenant for such calendar year. If a CEL Statement shall show that the sums paid by Tenant, if any, under Section 2.06 exceeded the Tenant CEL Payment to be paid by Tenant for the applicable calendar year, Landlord shall refund to Tenant the amount of such excess; and if the CEL Statement shall show that the sums so paid by Tenant were less than the Tenant CEL Payment to be paid by Tenant for such calendar year, Tenant shall pay the amount of such deficiency within 30 days after demand therefor. In no event shall the Fixed Rent be reduced by virtue of this Section 2.06. (e) Each CEL Statement shall constitute a final determination of the Tenant CEL Payments for the calendar year in question, unless Tenant, within 180 days after a CEL Statement

- 25 - 78613303.18 is furnished, notifies Landlord that Tenant disputes such CEL Statement. If the parties cannot agree to the Tenant CEL Payment within 30 days after the giving of such dispute notice by Tenant, such dispute shall be resolved by arbitration in accordance with Section 8.09(b). (f) Each Tenant CEL Payment in respect of a calendar year that begins prior to the applicable Commencement Date or ends after the expiration or earlier termination of this Lease shall be prorated to correspond to that portion of such calendar year occurring within the Term. Landlord’s failure to render or delay in rendering a CEL Statement with respect to any calendar year shall not prejudice Landlord’s right to thereafter render a CEL Statement with respect to any such calendar year, nor shall the rendering of a CEL Statement for any calendar year prejudice Landlord’s right to thereafter render a corrected CEL Statement for such calendar year. (g) Notwithstanding anything to the contrary contained herein, CEL Charges shall expressly exclude (i) any costs, expenses, fines, penalties or similar charges paid by Landlord directly or indirectly arising from or attributable to (A) any failure of Landlord to comply with any reporting requirement under the Carbon Emissions Law and/or (B) any fines and penalties incurred for violations by Landlord (other than any fines and penalties assessed for exceeding the applicable “annual building emissions limit”), and (ii) the cost of any capital improvements made specifically in relation to comply with Carbon Emissions Law (provided, however, that any capital improvements made specifically to comply with Carbon Emissions Law that are designed to reduce costs associated therewith may be included in Operating Expenses solely to the extent, and amortized in the manner, permitted under clause (x) of Section 2.03(c), and then only to the extent of such cost savings and only if Landlord can demonstrate, with reasonable supporting documentation, that such capital improvements reduce CEL Charges). (h) Notwithstanding anything to the contrary contained herein, the Tenant CEL Payment each calendar year (as appropriately prorated for any partial calendar year during the Term) shall not exceed Tenant’s CEL Cost Cap Schedule. Tenant’s CEL Cost Cap Schedule shall escalate in line with changes to the Building’s emissions limits per LL97. (i) The “Tenant’s CEL Cost Cap Schedule” is as follows: (i) 2026–2029: $ per gross square foot per year (ii) 2030–2034: $ per gross square foot per year (iii) 2035–2039: $ per gross square foot per year (iv) 2040–2043: $ per gross square foot per year (j) Landlord may modify Tenant’s CEL Cost Cap Schedule upon 90 days’ prior written notice and subject to Tenant’s approval, which shall not be unreasonably withheld, if: (i) material renovations or operational changes affect Building carbon emissions; [**] [**] [**] [**]

- 26 - 78613303.18 (ii) Local Law 97 or similar law/regulation is amended to materially change compliance requirements; or (iii) Tenant’s occupancy classification or use materially changes compliance requirements. Any modifications must be demonstrated by Landlord’s reasonable determination, supported by documentation from a qualified engineer or consultant, and which supporting documentation will be provided to Tenant. If the parties are unable to resolve a dispute with respect to such modifications, either party may submit any such dispute to arbitration in accordance with the provisions of Section 8.09. 2.07 Manner of Payment. Tenant shall pay all Rent as the same shall become due and payable under this Lease (a) in the case of Fixed Rent and Recurring Additional Rent, by ACH transfer of immediately available funds as directed by Landlord and (b) in the case of all other sums, either by electronic transfer as aforesaid or by check (subject to collection) drawn on a bank that clears through The Clearing House Payments Company L.L.C., in each case at the times provided herein without notice or demand and without setoff or counterclaim except as otherwise set forth herein. All Rent shall be paid in lawful money of the United States to Landlord at its office or such other place as Landlord may from time to time designate. If Tenant fails to timely pay any Rent, Tenant shall pay interest thereon from the date when such Rent became due to the date of Landlord’s receipt thereof at the lesser of (i) the Prime Rate plus 2% per annum and (ii) the maximum rate permitted by law; provided, that on the first occasion in any calendar year on which Tenant fails to timely pay any Rent, no such interest shall accrue unless such failure continues for 5 Business Days after Landlord shall have given Tenant notice of such failure. Any Additional Rent for which no due date is specified in this Lease shall be due and payable on the 30th day after the date of invoice. All bills, invoices and statements rendered to Tenant or Landlord with respect to this Lease shall be binding and conclusive on the party receiving the same unless, within 2 years after receipt thereof, such party notifies the other party that it is disputing same. ARTICLE 3 Landlord Covenants 3.01 Landlord Services. From and after each applicable Commencement Date, Landlord shall furnish Tenant with the following services for the applicable Tranche (collectively, “Landlord Services”): (a) heat, ventilation and air-conditioning (“HVAC”) to the Premises (i) from 8:00 a.m. to 8:00 p.m. on each Business Day and (ii) from 9:00 a.m. to 1:00 p.m. on Saturdays (excluding Holidays) (“Regular HVAC Hours”), substantially in accordance with the design specifications set forth in Exhibit F attached hereto; if Tenant shall require HVAC services outside of Regular HVAC Hours, Landlord shall furnish such service (i) in the case of a Business Day, upon receiving notice from Tenant by noon of such Business Day and (ii) in the case of a day other than a Business Day, upon receiving notice from Tenant by noon of the immediately preceding Business Day, and Tenant shall pay to Landlord upon demand Landlord’s then established charges therefor which, as of the date of this Lease, are $ per hour per full floor, which amount shall [****]

- 27 - 78613303.18 only be subject to increase from time to time after the Last Tranche Commencement Date (but no more often than once in any 12 month period) based upon actual increases in Landlord’s out-of- pocket costs to provide such overtime service, without markup, plus applicable sales tax; provided, that there shall be a minimum charge of 4 hours for any period of additional service that neither immediately precedes nor immediately follows the standard hours first set forth above in this Section 3.01(a) but only to the extent such minimum charge is required pursuant to the applicable union contract. Landlord shall turn on the Building HVAC system in advance of the Regular HVAC Hours in order for the Building HVAC system to achieve the design specifications set forth in Exhibit F by the commencement of Regular HVAC Hours; (b) (i) passenger elevator service to each floor of the Premises at all times during Business Hours in accordance with the specifications annexed as Exhibit G attached hereto and made a part hereof, with at least two passenger elevators subject to call at all other times and (ii) freight elevator and loading dock service to the Premises on a first-come, first-served basis (i.e., no advance scheduling) on Business Days from 8:00 a.m. to 6:00 p.m., and on a reserved basis at all other times upon the payment of Landlord’s then established charges therefor which, as of the date of this Lease, are $ per hour (which $ per hour charge shall only be subject to increase from time to time after the Last Tranche Commencement Date (but no more often than once in any 12 month period) based upon actual increases in Landlord’s out-of-pocket costs to provide such overtime service, without markup); provided, that there shall be a minimum charge of 4 hours for any period of additional service that neither immediately precedes nor immediately follows the standard hours first set forth above in this Section 3.01(b)(ii) but only to the extent such minimum charge is required pursuant to the applicable union contract; Tenant’s use of all elevators shall be on a non-exclusive basis; notwithstanding the foregoing, there shall be no charge to Tenant for any overtime use of elevators in connection with Landlord’s performance of Landlord’s Turnkey Work (including, without limitation, in connection with any Initial Tenant Extra Work) or the first 250 hours of overtime freight elevator usage by Tenant in connection with Tenant’s initial move-in to the Premises; (c) reasonable quantities of hot and cold water to the floor(s) on which the Premises are located for core lavatory, pantries and cleaning purposes only; if Tenant requires water for any other purpose, Landlord shall furnish cold water at the Building core riser through a capped outlet located on the floor on which the Premises is located (within the core of the Building), and the cost of heating such water, as well as the cost of piping and supplying such water to the Premises, shall be paid by Tenant; Landlord may install and maintain, at Tenant’s expense, meters to measure Tenant’s consumption of water for such other purposes in which event Tenant shall reimburse Landlord on demand for the quantities of water shown on such meters, at Landlord’s cost therefor (including costs for sewer rents and taxes); (d) electric energy on a submetered basis through presently installed electric facilities for Tenant’s reasonable use of customary office equipment at a level of not less than 6 watts demand load per usable square foot of space (exclusive of the base Building HVAC system); in no event shall Tenant’s consumption of electricity exceed the capacity of existing feeders to the Building or the risers or wiring serving the Premises. If at any time during the Term, (A) Tenant shall require electricity in the Premises in excess of that provided to Tenant under the preceding sentence, (B) Tenant provides Landlord a load letter from an electrical engineer demonstrating [****] [****]

- 28 - 78613303.18 such requirement and (C) any unallocated electrical power is, in Landlord’s reasonable judgment (taking into account the then existing and future needs of other then existing and future tenants and other needs of the Building), then available in the Building for Tenant’s use, then Landlord shall not unreasonably withhold, condition or delay its consent to Tenant’s use of such additional electricity. If Landlord shall provide any such additional power, Tenant shall reimburse Landlord, within 30 days after receipt of a bill therefor, the out-of-pocket and actual costs reasonably incurred by Landlord for installing additional risers, meters, switches and related equipment necessary to provide such additional power. Notwithstanding the foregoing, Tenant shall have the right to use the existing electrical feeders shown on Exhibit P for electric service to the Premises, at no cost to Tenant other than payment for electricity consumed as measured by the submeters in accordance with Section 2.05 and provided that any work (other than Landlord’s Turnkey Work) associated with connecting, modifying and protecting its electrical service, including, without limitation, installation of switchgear or other equipment to connect the Premises to such feeders shall be at Tenant’s expense. Subject to Laws and Landlord’s reasonable approval of Tenant’s plans therefor, Tenant shall have the right to redistribute the electric power furnished on each floor of the Premises by Landlord throughout the Premises; (e) cleaning services on Business Days in accordance with Exhibit D attached hereto, it being understood that the cost of such cleaning services is included in Operating Expenses and not separately chargeable to Tenant except as expressly set forth herein. Tenant shall pay to Landlord within 30 days after demand therefor any costs incurred by Landlord for (i) extra cleaning work in the Premises required because of misuse or neglect on the part of Tenant or those claiming by, through or under Tenant or because of Tenant’s particular manner of use (other than the Primary Use) and (ii) removal from the Premises and the Building of any refuse of Tenant in excess of that ordinarily accumulated in business office occupancy, including, without limitation, kitchen and pantry refuse, except as otherwise required by Landlord under Exhibit D, or at times other than Landlord’s standard cleaning times. Landlord’s standard cleaning services shall include the cleaning of pantries within the Premises in accordance with Exhibit D, and Landlord shall provide standard office cleaning services to any trading floor within the Premises; provided, that Tenant shall pay the actual incremental cost of any cleaning of a trading floor required by reason of use of such trading floor in excess of the Primary Use (it being acknowledged and agreed that the use of the trading floor in a manner that is consistent with the space program reflected in the Interim Design Drawings does not constitute use of such trading floor in excess of the Primary Use). Except as set forth in the immediately preceding sentence, Landlord shall not be required to clean any portions of the Premises used for preparation, serving or consumption of food or beverages, training rooms, data processing or reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas and Tenant shall retain Landlord’s cleaning contractor at Tenant’s expense to perform such cleaning and any other cleaning services, in each case, to the extent in excess of those services provided for in Exhibit D; provided that such rates are competitive with the amounts charged by other cleaning contractors in Comparable Buildings. Notwithstanding the foregoing, Tenant can use its own employees to provide cleaning services to glass, pantries, bathrooms and any other areas that Landlord is not obligated to clean pursuant to Exhibit D; provided, that (x) the title of Tenant’s employees performing such cleaning is “Service Technician”, (y) Landlord shall not be required to provide any storage space (including any Building janitorial closets) for use by such Service Technician, and (z) Tenant shall reimburse Landlord for any overtime use of the freight

- 29 - 78613303.18 elevators in connection with the performance of such services at the overtime rate set forth in Section 3.01(b) above. Landlord’s cleaning contractor shall have access to the Premises after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises. After completing such cleaning, Landlord’s cleaning contractor shall use commercially reasonable efforts to turn off all lights in the Premises; (f) up to 143 tons of condenser water (the “Reserved Tonnage”) for Tenant’s supplemental HVAC system from the common cooling tower unit serving the Building 24 hours per day, 7 days per week, to the extent requested by Tenant. Landlord at Tenant’s expense shall perform all necessary work and install all required equipment to permit Tenant to tap into Landlord’s condenser water riser on each floor on which the Premises is located (provided that Landlord shall provide capped valved outlets at the core of each floor of the Premises initially demised under this Lease). There shall be no tap-in charges in connection with Tenant’s tap-in to the Building condenser water riser for any portion of the Premises. Tenant shall pay to Landlord for Tenant’s reservation of condenser water $ per connected ton per annum, which amount shall only be subject to increase from time to time after the Last Tranche Commencement Date (but no more often than once in any 12 month period) based upon actual increases in Landlord’s out-of-pocket cost of providing condenser water to the Building, without markup. Tenant shall have the right, from time to time during the Term upon 30 days’ prior written notice to Landlord, to reduce the Reserved Tonnage, and Tenant shall thereafter no longer be required to pay for any such Reserved Tonnage that Tenant so elects to surrender. If Tenant so reduces the Reserved Tonnage, Tenant shall thereafter have the right, from time to time during the Term upon 30 days’ prior written notice to Landlord, to increase the Reserved Tonnage by all or any portion of the tonnage so surrendered, up to the amount of the Reserved Tonnage in effect immediately prior to such reduction (as the same may have been increased pursuant to the terms of this Lease), subject to availability of condenser water at the time of such request, and any such condenser water so restored shall be furnished and paid for upon all of the terms of this Section 3.01(f) (including, without limitation, Landlord’s performance, at Tenant’s expense, of any work necessary to permit Tenant to tap into Landlord’s condenser water riser, without any tap-in charge, and Tenant’s payment of the per connected ton charge set forth above). Subject to Laws and Landlord’s approval of Tenant’s plans therefor, Tenant shall have the right, at Tenant’s sole cost and expense, to redistribute the condenser water furnished on each floor of the Premises throughout the Premises; (g) security in the Building and other Building common areas, perimeter of Building, loading docks 24 hours per day, 7 days per week, 365 days per year of a type consistent in all material respects with the standards of Comparable Buildings; provided, that except to the extent due to Landlord’s (or anyone claiming through or under Landlord) negligence or willful misconduct or where Landlord is required to perform under applicable Laws, Landlord shall have no liability to Tenant (or anyone claiming through or under Tenant) for loss to Tenant (or such other person) or their agents, contractors, employees, invitees or licensees, arising out of theft, burglary or damage or injury to persons or property caused by persons gaining access to the Building or other causes. Subject to the reasonable Building security protocols, Tenant shall have access to the Premises 24 hours per day, 7 days per week, 365 days per year except in cases of emergency. Tenant shall have the right, at Tenant’s sole cost and expense, to install a card key [****]

- 30 - 78613303.18 access system for the Premises which is compatible with the Building’s card key access system so that Tenant’s employees shall require only one card to access both the Building and the Premises; (h) up to such number of KW of generator capacity as Landlord and Tenant shall mutually agree upon in writing on or before November 16, 2026 (“Tenant’s Generator Capacity”) from the standby generator for the Building (the “Building Generator”) for use by Tenant to back up electrical loads in the Premises. All taps, switchgear, switches, meters and other equipment for the distribution in the Premises of the emergency power provided under this Section 3.01(h) shall be provided and installed by Landlord at Tenant’s expense, and all work performed by or on behalf of Tenant in connection therewith shall be subject to all of the terms and provisions of this Lease applicable to Alterations (“Tenant’s Generator Connection Work”). There shall be no tap-in charge for connecting to the Building Generator. In connection with Landlord’s Work, Landlord shall cooperate with Tenant to identify available conduits to connect the Premises to the Building Generator, which conduits shall be made available to Tenant at no cost. Tenant shall pay to Landlord, within 30 days after Landlord’s rendition of an invoice therefor, $ per KW per annum for Tenant’s Generator Capacity, which amount shall only be subject to increase from time to time after the Last Tranche Commencement Date (but no more often than once in any 12 month period) based upon actual increases in Landlord’s out-of-pocket cost of providing such generator capacity, without markup. Landlord, at Landlord’s sole cost and expense (except as otherwise provided in this Section 3.01(h)), shall be responsible to keep the Building Generator and any related fuel storage tank in good working order and condition in accordance with Section 4.05(b), this Section 3.01(h) and the manufacturer’s recommendations, and for the operation, repair, maintenance and replacement (if necessary) of the Building Generator and such fuel storage tank, and shall conduct regular tests to confirm the proper functioning of the Building Generator. Landlord shall provide Tenant with reasonable advance notice of any electrical shutdown in connection with testing of the Building Generator or related systems, except in the event of an emergency or circumstances beyond Landlord’s control, in which event, Landlord shall endeavor to provide notice to Tenant as soon as reasonably practicable. Landlord shall deliver to Tenant, within 10 Business Days of Tenant’s request, copies of the reports, records and results of any inspections, tests and maintenance performed on the Building Generator and any related fuel storage tank. Without limiting the foregoing, but subject to Landlord’s maintenance and repair obligations in Section 4.05(b), Landlord shall have no liability to Tenant because Landlord is unable to fulfill or is delayed in fulfilling any of its obligations under this Section 3.01(h) by reason of Unavoidable Delay. Subject to the terms of this Section 3.01(h), Landlord shall provide an allowance of $ per rentable square foot of the Premises to be applied towards Tenant’s Generator Connection Work as set forth in Exhibit E-2. Tenant hereby acknowledges that Landlord has made no, and shall not be deemed to have made any, representations or warranties regarding the Building Generator or the use thereof, whether expressed or implied, by operation of law or otherwise (including, without limitation, warranties of merchantability or fitness for a particular purpose) and the Building’s life safety generator will provide fire alarms, elevator emergency lighting, and fire sprinkler coverage as and to the extent required by law in the event of a power outage. The rights granted to Tenant to use Tenant’s Generator Capacity hereunder are given in connection with, and as part of the rights created under, this Lease and are not separately transferable or assignable; provided, that Tenant may permit any Permitted User to use Tenant’s Generator Capacity. The rights granted to Tenant under this Section 3.01(h) shall terminate upon the expiration or sooner termination of this Lease; and [****] [***]

- 31 - 78613303.18 (i) As of the date of this Lease, Verizon and AT&T provide telecommunication services to the Building. At no cost to Landlord, Tenant may obtain and pay for additional telecommunication services to be supplied to the Premises by direct application to and arrangement with any telecommunications service provider selected by Tenant and reasonably approved by Landlord and promptly after delivery by Landlord to Tenant of a request therefor. Landlord shall permit Tenant to gain access to the facilities of the telecommunications and internet service providers that service the Building and other telecommunications and internet service providers that Tenant may select from time to time (and that Landlord approves as aforesaid, provided that such approval shall not be unreasonably withheld, conditioned, or delayed) through the two main points of entry of such facilities (currently one on South Street and one on Front Street) into the Building. Landlord shall provide, at no charge to Tenant, the shaft space and telephone closets (one per floor) shown on Exhibit Q (“Tenant’s Shaft Space”) for at least two four-inch conduits among the separate floors of the Premises, and, from two separate points of entry from diverse paths into the Building for the installation and maintenance of telephone and other telecommunications/data lines and cables customarily found in Comparable Buildings on behalf of Tenant. Tenant’s Shaft Space shall be delivered to Tenant free of Hazardous Materials. Any installation made by Tenant in Tenant’s Shaft Space, including core drilling and the installation of any conduit or wiring, shall be performed at Tenant’s sole cost and expense, in accordance with all Laws and the Rules and Regulations, and shall constitute an Alteration under this Lease. (j) Landlord shall maintain a DAS system, or equivalent, within the Building throughout the Term. Landlord will provide access to such DAS or equivalent system at no cost to Tenant, and Tenant, at Tenant’s sole cost and expense, will be responsible for the installation and distribution within the Premises. (k) Notwithstanding anything to the contrary herein, with respect to any work stated in this Section 3.01 to be the responsibility of Tenant, or costs stated to be at Tenant’s expense or words of similar import, the parties agree that to the extent the work in question is expressly included in Landlord’s Work, such work shall be performed by Landlord in accordance with Exhibit E-1 or Exhibit E-2, as applicable, and the cost thereof shall be borne by Landlord except to the extent the same constitutes a TEWO Cost. 3.02 General Service Provisions. (a) Landlord may temporarily stop or interrupt any Landlord Service, electricity, or other service, and may temporarily stop or interrupt the use of any Building facilities and systems, in each case at such times as may be necessary and for as long as may reasonably be required, by reason of Unavoidable Delay. Landlord may modify the delivery and scope of any Building services if required by reason of any Laws. Landlord shall provide Tenant with advance written notice (other than in an emergency) of any planned stoppage or interruption. Except as expressly provided in Section 3.02(c) and Section 8.25 below, Landlord shall have no liability to Tenant by reason of any stoppage, interruption or modification of any Landlord Service, electricity or other service or the use of any Building facilities and systems for any reason, except as provided in this Lease. Landlord shall use reasonable diligence (which shall not include incurring overtime charges) to make such repairs as may be required to machinery or equipment within Landlord’s control to provide restoration of any Landlord Service and, where the cessation or interruption of such Landlord Service has occurred due to Unavoidable Delay, to cause the same to be restored by diligent application or request to the provider.

- 32 - 78613303.18 (b) “Business Hours” means 8:00 a.m. to 8:00 p.m. on Business Days (excluding Holidays). “Business Days” means all days except (i) Saturdays, (ii) Sundays and (iii) Holidays. “Holidays” means New Year’s Day, Martin Luther King Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day following Thanksgiving, Christmas and any other days which are either (A) observed by both the federal and the state governments as legal holidays or (B) designated as a holiday by the Building Service Union Employee Service contract. (c) Notwithstanding the provisions of Section 3.02(a), in any instance in which a Substantial Portion of the Premises is Untenantable or inaccessible solely by reason of the interruption, curtailment or suspension of any of the Landlord Services without the fault or neglect of Tenant or any persons claiming through or under Tenant, and, in each case for reasons other than an event described in Section 7.05 or Unavoidable Delay, and such period of Untenantability shall continue for 5 consecutive Business Days after Tenant shall have notified Landlord (which notice may be given by email provided that Tenant subsequently sends a written notice in accordance with Section 8.01 within 1 Business Day thereafter) of such Untenantability (the “Untenantability Notice”), then, as Tenant’s sole and exclusive remedy, for the period commencing on the 6th Business Day after Tenant’s giving the Untenantability Notice to Landlord that such Substantial Portion of the Premises is so Untenantable until such Substantial Portion of the Premises is no longer Untenantable, Fixed Rent and Recurring Additional Rent shall be appropriately abated with respect only to such Substantial Portion of the Premises, provided that, if more than one-half (½) of a floor of the Premises is Untenantable and Tenant does not use the entire floor as a result thereof, Fixed Rent and Recurring Additional Rent shall be abated with respect to the entire floor. If without the fault or neglect of Tenant or any person claiming through or under Tenant, any Essential Service is interrupted, or fails to satisfy the applicable specifications for such service set forth herein, in either case in any material respect, for reasons other than an event described in Section 7.05 or Unavoidable Delay and such interruption affects a Substantial Portion and continues with respect to such Substantial Portion for a period of more than 6 consecutive Business Days after Tenant shall have notified Landlord thereof, then, as Tenant’s sole and exclusive remedy, for the period commencing on the 7th Business Day after Tenant shall have notified Landlord thereof until such Essential Service is no longer interrupted in any material respect with respect to such Substantial Portion, Fixed Rent and Recurring Additional Rent shall be reduced by 25% with respect to only such Substantial Portion. For the avoidance of doubt, (1) no portion of the Premises need be rendered Untenantable for the reduction in Fixed Rent and Recurring Additional Rent described in the preceding sentence to apply, (2) if there is an interruption in any Essential Service which is also an interruption in Landlord Services which does render any Substantial Portion of the Premises Untenantable, then the full abatement described in the first sentence of this Section 3.02(c) shall apply, and (3) the reduction in Fixed Rent and Recurring Additional Rent described in the preceding sentence shall not apply to any interruption of Essential Services caused by an event described in Section 7.05 or Unavoidable Delay. “Essential Services” means elevators, electricity to the Premises, HVAC and plumbing service required to be provided by Landlord to Tenant under this Lease. “Substantial Portion” shall mean any portion of the Premises consisting of 5,000 or more contiguous rentable square feet or any material portion of the Premises constituting part of the trading floor. “Untenantable” means that Tenant shall be unable to use, and shall not be using, the Premises or the applicable portion thereof for the conduct of Tenant’s business, including as a result of Tenant’s inability to obtain reasonable

- 33 - 78613303.18 access to the Building or the Premises. Nothing contained in this Section 3.02(c) shall be deemed to grant Tenant any rent abatement or other remedies against Landlord in law or in equity for an interruption in or stoppage of any service or in electricity to the Premises arising by reason of any cause emanating from outside the Building (e.g., a police action which prevents Tenant from entering the Building, a failure of a government entity to provide a utility or a failure by the electric service provider to supply electricity to the Building). (d) Normally operating base Building systems or equipment installed by Landlord shall not generate an ambient noise level in excess of NC-45 within the Premises (other than within 10 feet of the core and mechanical rooms of the Building) assuming Building Standard improvements and standard tenant finishes; provided that Landlord shall have no responsibility for noise resulting from Alterations made by Tenant following completion of the Landlord’s Turnkey Work. 3.03 Internal Fire Staircases. Tenant may use the internal fire staircases of the Building connecting contiguous floors of the Premises as convenience stairs for purposes of permitting persons to move among the floors of the Building that connect the Premises; provided, that Tenant, at Tenant’s expense, and subject in any event to the provisions of Article 4, complies with all Laws and insurance requirements affecting the Project in connection with such use. In using said stairs and in preparing the same for use by Tenant, Tenant shall be responsible for all incremental out-of-pocket costs actually and reasonably incurred by Landlord in connection therewith (including any increase in Landlord’s insurance costs resulting from Tenant’s use thereof). If Tenant so utilizes the fire stairs, Tenant shall maintain, at Tenant’s expense, such portions of the fire stairs on the floors on which the Premises are located in at least the same condition existing on the applicable Commencement Date (reasonable wear and tear excepted), including, without limitation, the periodic painting and cleaning thereof as reasonably required by Landlord. Tenant shall not use the stairs so as to interfere with the rights of other tenants or occupants in the Building. Tenant may make reasonable decorative Alterations solely to the stairwell areas of its floors of the Premises (such as painting, lighting and handrails); provided, that Tenant obtains Landlord’s prior consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed in accordance with Article 4 hereof). In connection with any use of such fire stairs and subject to the terms of Article 4 hereof, Tenant, at Tenant’s expense, shall (i) install and regularly maintain a security and access control system in the stairway to prevent unauthorized access from the fire stairs into the Premises and to identify potential emergencies therein that is reasonably satisfactory to Landlord, (ii) provide Landlord with at least 3 card keys to any such security system and update such card keys, at no cost to Landlord, from time to time, if such update is necessary in order to permit such card keys to be operable and (iii) tie such system into the Building’s security and fire safety systems, Building management system and such other Building systems as Landlord may reasonably require provided that Landlord shall permit and facilitate key card access to such fire stairs serving Tenant’s floors consistent with the Building’s security and fire safety systems. In no event shall Tenant be permitted to store any equipment, furniture, storage boxes or any other personal property whatsoever in any fire stairs of the Building. Tenant acknowledges that any alterations required to tie such security system into the fire safety system of the Building shall be performed by Landlord’s fire safety contractor, at Tenant’s expense; provided, that the rates charged by such fire safety contractor are commercially competitive. Tenant shall reimburse Landlord for the actual, reasonable out-of-pocket costs

- 34 - 78613303.18 incurred by Landlord in connection with such tie-in on or prior to 30 days after Landlord’s rendition of a statement therefor. Landlord makes no representation or warranty as to whether Tenant’s use of the stairwell area as contemplated hereunder is permitted under applicable Laws and/or insurance requirements. If at any time Tenant is not permitted to use the stairwell area pursuant to Laws or insurance requirements, then Landlord shall have no liability to Tenant therefor. 3.04 Parking. (a) During the Term, so long as Tenant is not then in default under this Lease beyond notice and cure periods, Landlord shall provide to Tenant, at no charge to Tenant, 4 reserved parking spaces in the Parking Facility consisting of 3 parking spaces for passenger vehicles and 1 parking space for a van up to 80 inches in height in VIP locations shown on Exhibit R attached hereto (the “Free Reserved Parking Spaces”). Landlord shall provide Tenant, at Tenant’s election, with up to 8 additional reserved parking spaces (the “Additional Parking Spaces”; and together with the Free Reserved Parking Spaces, collectively, the “Parking Spaces”) and Tenant shall pay to Landlord, as Additional Rent, a monthly fee (the “Parking Fee”) per parking space equal to $ per month, plus applicable sales tax. The Parking Fee shall not be increased until after the first anniversary of the Rent Commencement Date after which it will be subject to CPI Adjustment. The Additional Parking Spaces shall be located at a location selected by Landlord in consultation with Tenant. Landlord may relocate the Parking Spaces from time to time for a reasonable purpose within the parking facility located at the Project (the “Parking Facility”). Each Parking Space shall be used exclusively for the parking of a passenger vehicle (or, with respect to one of the Free Reserved Parking Spaces, a van) belonging to or leased to or operated by Tenant, its Permitted Users and their employees, and for no other purpose. Tenant shall upon request promptly furnish to Landlord the license numbers of the vehicles parked in the Parking Facility by Tenant or Tenant’s employees. Tenant’s use of the Parking Spaces shall be subject to such reasonable rules and regulations as may be promulgated by Landlord from time to time in accordance with the provisions of this Lease. Tenant shall comply with all provisions of this Lease, including the indemnity and insurance requirements, in connection with Tenant’s use of the Parking Spaces and the Parking Facility. (b) The Parking Spaces used by Tenant or its employees will be used at their own risk, and Landlord shall not be liable for any injury to person or property, or for loss or damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever, unless such injury or loss is caused by the negligence or willful misconduct of Landlord. (c) Landlord shall have the right to license an independent operator to conduct a parking operation open to the public with respect to the Parking Facility or to conduct such operation itself. The Parking Facility shall be on either a self-park or attendant parking basis (or a combination thereof) as determined by Landlord and at no additional expense to Tenant in the event of any such change. (d) Landlord may require that all vehicles to be parked in the Parking Space shall exhibit such identification as Landlord or the garage operator may from time to time deem reasonably necessary. Landlord shall have the right to tow, at Tenant’s expense, any of [****]

- 35 - 78613303.18 Tenant’s or Tenant’s employees’ cars not exhibiting such identification, provided, that Tenant shall have been notified in writing of such identification requirements. (e) The Parking Spaces and/or Tenant’s rights under this Section 3.04 may not be assigned, sublet or otherwise transferred (other than in connection with an assignment of this Lease or sublease of all or a portion of the Premises, in each case made in accordance with the applicable provisions of this Lease). In the event that Landlord reasonably elects to discontinue the operation of the Parking Facility at the Building based upon the usage thereof by tenants (including Tenant) of the Building and the then standards of Comparable Buildings, Landlord agrees to maintain at least the Parking Spaces in a location reasonably designated by Landlord in the Building for the Term so long as (i) Tenant leases and Occupies at least 3 full office floors of the Building (without taking into account the 8th Floor Premises for such purpose) and (ii) Tenant is a Viner Tenant. (f) Notwithstanding anything to the contrary contained herein, if at any time the Parking Conditions are no longer satisfied, then the provisions of this Section 3.04 shall be null and void and of no further force or effect, and Tenant shall have no right to the Parking Spaces at any time thereafter. “Parking Conditions” means (i) this Lease has not been terminated, (ii) Tenant is a Viner Tenant and (iii) Tenant leases at least 3 full office floors of the Building (without taking into account the 8th Floor Premises for such purpose). ARTICLE 4 Leasehold Improvements; Tenant Covenants 4.01 Landlord’s Work. Landlord, at Landlord’s expense (except as otherwise set forth in Exhibit E-1), shall perform or cause to be performed (i) the work described on Exhibit E-1 (“Landlord’s Delivery Condition Work”) and (ii) the work described in the work letter attached as Exhibit E-2 (“Landlord’s Turnkey Work”) in accordance with the provisions thereof (Landlord’s Delivery Condition Work and Landlord’s Turnkey Work, collectively, “Landlord’s Work”). On the applicable Commencement Date, Tenant shall accept the applicable Tranche in its “as is” condition on such date, subject only to Landlord’s performance of Landlord’s Work. All initial improvements that do not constitute Landlord’s Work shall constitute Alterations and shall be performed by Tenant at Tenant’s expense in accordance with Section 4.02 and any applicable provisions of Exhibit E-2. From the 8th Floor MDF Room Shell Ready Commencement Date until the Tranche 1 Commencement Date, Landlord and Tenant shall reasonably cooperate to minimize interference between Tenant’s Alterations within the 8th Floor MDF Room and the performance of Landlord’s Work within the 8th Floor Premises (including, from the 8th Floor MDF Room Shell Ready Commencement Date to the 8th Floor MDF Room Room Ready Commencement Date, within the 8th Floor MDF Room), it being agreed that Landlord’s Work within the 8th Floor Premises shall have priority over Tenant’s access to the 8th Floor MDF Room during such period; provided, however, that Landlord shall reasonably coordinate with Tenant (including by making reasonable scheduling accommodations) to assure that Tenant and Tenant’s contractors have sufficient access to the 8th Floor MDF Room during Business Hours to perform the Alterations therein necessary to prepare the Premises for Tenant’s occupancy. Landlord and Tenant acknowledge that their respective contractors may at times be working within the 8th Floor

- 36 - 78613303.18 Premises simultaneously, and each shall cause its contractors to work harmoniously with the contractors of the other and to do nothing to impede the other’s work. In the event of any conflict between Landlord’s Work and Tenant’s Alterations within the 8th Floor MDF Room, Landlord and Tenant shall promptly meet and take all reasonably required action to alleviate such conflict so as to limit delay to both Landlord’s Work and Tenant’s Alterations. 4.02 Alterations. (a) Subject to the further provisions of this Section 4.02, Tenant shall make no improvements, changes or alterations in or to the Premises (“Alterations”) without Landlord’s prior approval. Landlord shall not unreasonably withhold, condition or delay Landlord’s approval of any Alteration that is not a Material Alteration. “Material Alteration” means an Alteration that (i) is not limited to the interior of the Premises or that affects the exterior (including the appearance) of the Building or any portion thereof, (ii) is structural or adversely affects the strength of the Building or any portion thereof, or (iii) adversely affects the usage or the proper functioning of any of the Building systems. Notwithstanding the foregoing, Landlord’s approval shall not be required (but Tenant shall comply with all other applicable provisions of this Section 4.02) for Decorative Alterations and Non-Material Alterations; provided Tenant gives Landlord at least 5 Business Days’ prior notice of the performance of such Non-Material Alterations or Decorative Alterations, as applicable (which notice shall (x) with respect to Decorative Alterations, set forth a brief description of the nature of the particular Decorative Alteration and (y) with respect to Non- Material Alterations, include plans and specifications (except to the extent the relevant Non- Material Alteration is of such a minor nature that it would not be customary industry practice for landlords of Comparable Buildings to require their tenants to prepare plans and/or specifications for such work, in which event Tenant shall provide the brief description set forth in clause (x) above)). “Decorative Alterations” means Alterations which are not Material Alterations and are purely decorative in nature (such as wallpapering, painting and carpeting) and do not require a building permit from the New York City Department of Buildings. “Non-Material Alterations” means Alterations that are not Material Alterations and that (i) do not require a change to the Building’s certificate of occupancy, (ii) do not require a permit from the New York City Department of Buildings and (iii) do not exceed the Non-Material Alterations Cap. The “Non- Material Alterations Cap” means an aggregate of $500,000 (subject to CPI Adjustment) for all Non-Material Alterations that are not Decorative Alterations performed by Tenant in any rolling 12-month period (Decorative Alterations and Non-Material Alterations, collectively, “Non- Consent Alterations”). (b) (i) Tenant, in connection with any Alteration, shall comply with any rules and regulations as may be from time to time reasonably established by Landlord. Tenant shall not proceed with any Alteration (other than Non-Consent Alterations) unless and until Landlord approves Tenant’s plans and specifications therefor. Landlord shall, within 10 Business Days following receipt of Tenant’s plans and specifications for the performance of any Alteration, advise Tenant of Landlord’s approval or disapproval of such plans or any part thereof; provided, that, Tenant’s notice relating to any submission of its plans and specifications shall contain a legend in not less than 14 point font bold upper case letters as follows: “THIS IS A TIME SENSITIVE NOTICE AND LANDLORD IS REQUIRED TO RESPOND WITHIN 10 BUSINESS DAYS FOLLOWING RECEIPT OF TENANT’S PLANS AND

- 37 - 78613303.18 SPECIFICATIONS PURSUANT TO SECTION 4.02(b) OF THE LEASE”. If Landlord shall disapprove any Alteration, Landlord shall set forth in writing in reasonable detail the reasons for such disapproval and shall itemize those portions of the plans and specifications therefor so disapproved. If Landlord shall fail to approve or disapprove Tenant’s plans or any part thereof within such 10-Business Day period, and such failure shall continue for a period of 5 Business Days after Landlord receives a further notice from Tenant, which notice shall contain a legend in not less than 14 point font bold upper case letters as follows: “THIS IS A TIME SENSITIVE NOTICE AND LANDLORD SHALL BE DEEMED TO WAIVE ITS RIGHTS TO RESPOND IF IT FAILS TO RESPOND WITHIN 5 BUSINESS DAYS FOLLOWING RECEIPT OF THIS NOTICE PURSUANT TO SECTION 4.02(b) OF THE LEASE”, then Landlord shall be deemed to have approved such plans and specifications. Any review or approval by Landlord of plans and specifications with respect to any Alteration is solely for Landlord’s benefit, and without any representation or warranty to Tenant with respect to the adequacy, correctness or efficiency thereof, its compliance with Laws or otherwise. (ii) Subject to the applicable provisions of this Lease (including, without limitation, this Section 4.02) and Landlord’s review and approval of Tenant’s plans therefor, such approval not to be unreasonably withheld, conditioned or delayed, Tenant shall have the right, as an Alteration, at Tenant’s sole cost and expense, to construct internal stairs connecting contiguous floors of the Premises. (c) Tenant shall pay to Landlord upon demand Landlord’s reasonable and actual out-of-pocket costs and expenses (including, without limitation, the fees of any architect or engineer employed by Landlord or any Superior Lessor or Superior Mortgagee for such purpose) for reviewing plans and specifications and inspecting Alterations (except for Decorative Alterations). (d) Before proceeding with any Alteration that will cost more than $400,000.00 (subject to the CPI Adjustment), as estimated by a reputable contractor designated by Landlord, Tenant shall furnish to Landlord one of the following (as selected by Landlord): (i) a cash deposit, (ii) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New York reasonably satisfactory to Landlord) or (iii) an irrevocable, unconditional, negotiable letter of credit, issued by a bank and in a form satisfactory to Landlord; each to be equal to 115% of the cost of the Alteration, estimated as set forth above. Any such letter of credit shall be for one year and shall be renewed by Tenant each and every year until the Alteration in question is completed and shall be delivered to Landlord not less than 30 days prior to the expiration of the then current letter of credit, failing which Landlord may present the then current letter of credit for payment. Upon (A) the completion of the Alteration in accordance with the provisions of this Section 4.02 and (B) the submission to Landlord of (x) proof evidencing the payment in full for said Alteration and (y) written unconditional lien waivers of mechanics’ liens and other liens on the Project from all contractors performing said Alteration, the security deposited with Landlord (or the balance of the proceeds thereof, if Landlord has drawn on the same) shall be returned to Tenant. Upon Tenant’s failure properly to perform, complete and fully pay for any Alteration, as determined by Landlord, Landlord may, upon notice to Tenant, draw on the security deposited under this Section 4.02(d) to the extent Landlord deems necessary in connection with said Alteration, the restoration and/or protection of the Premises or the Project

- 38 - 78613303.18 and the payment of any costs, damages or expenses resulting therefrom. Notwithstanding the foregoing, the provisions of this Section 4.02(d) shall not apply so long as Tenant is a Viner Tenant. (e) Tenant shall obtain (and furnish copies to Landlord of) all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith, and in compliance with all Laws and substantially in accordance with the plans and specifications approved or deemed approved by Landlord. Landlord shall reasonably cooperate with Tenant in connection with filings, permits and approvals relating thereto at Tenant’s sole cost and expense. Alterations shall be diligently performed in a good and workmanlike manner, using first class materials and equipment. Alterations shall be performed by architects, engineers and contractors approved by Landlord (which approval shall not be unreasonably withheld or delayed); provided, that any Alterations in or to the systems of the Building shall be performed only by the contractor(s) designated by Landlord (Landlord shall, from time to time upon Tenant’s request made prior to Tenant’s commencement of an Alteration, designate at least 3 contractors for each Building system except for the Class E system for which Landlord shall only designate one contractor and Landlord may designate only one approved filing agent/expediter to be used in connection with all Alterations); provided, that such contractor(s) designated by Landlord shall charge reasonably competitive market rates. The performance of any Alteration or any other work in the Project shall not be carried out in a manner that would violate Landlord’s union contracts affecting the Project, or create any work stoppage, picketing, labor disruption, disharmony or dispute or any interference with the business of Landlord other than to a de minimis extent or any tenant or occupant of the Building. Tenant shall immediately stop the performance by any person of any work or service or any labor practice engaged in by Tenant if Landlord notifies Tenant that continuing same would violate Landlord’s union contracts affecting the Project, or create any work stoppage, picketing, labor disruption, disharmony or dispute or any interference with the business of Landlord or Landlord’s Affiliates or any tenant or occupant of the Building, and Tenant shall not resume the performance of such work or service until such time as the same may be performed in a manner that shall not violate such union contracts or create such work stoppage, picketing, labor disruption, disharmony or dispute or interference. Subject to Laws, Tenant’s architect or engineer may self-certify any permits required hereunder in connection with Alterations, provided that Tenant thereafter obtains any New York City Department of Buildings sign-offs or final permits, as may be required under this Lease. (f) Throughout the performance of Alterations, Tenant shall cause its contractor, architect, or engineer to carry insurance in like form and limits as reasonably required by Landlord and consistent with the forms and limits required in Comparable Buildings. Tenant shall also require any such contractor, architect, or engineer to satisfy the same additional coverage terms as required of Tenant under Section 7.02 with respect to naming Landlord and Landlord’s managing agent, if any, and any Superior Lessor and Superior Mortgagee whose name and address have been furnished to Tenant each as an additional insured by way of endorsement ISO CG 20 37 together with CG 20 10 or their equivalent, which shall be primary and any other insurance that may be available to Landlord and any such additional insured will be excess and non-contributory, waiving all rights of recovery and subrogation, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with evidence that such insurance is in effect at or before the

- 39 - 78613303.18 commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations. (g) Should any mechanics’ or other liens be filed against any portion of the Project by reason of the acts or omissions of, or because of a claim against, Tenant or anyone claiming under or through Tenant, Tenant shall cause the same to be canceled or discharged of record by bond or otherwise within 30 days after notice from Landlord. If Tenant shall fail to cancel or discharge said lien or liens within said 30 day period, Landlord may cancel or discharge the same and, upon Landlord’s demand, Tenant shall reimburse Landlord for all actual and reasonable costs incurred in canceling or discharging such liens, together with interest thereon at the Interest Rate from the date incurred by Landlord to the date of payment by Tenant, such reimbursement to be made within 30 days after receipt by Tenant of Landlord’s invoice therefor. (h) Tenant shall deliver to Landlord, within 150 days after the completion of an Alteration (other than Non-Consent Alterations), “as-built” drawings thereof using the AutoCAD Computer Assisted Drafting and Design System with only bubble changes if applicable, Version 10 or later or such other system or medium as Tenant or Landlord may reasonably request. During the Term, Tenant shall keep records of Alterations costing in excess of $75,000.00 (subject to the CPI Adjustment) including plans and specifications, copies of contracts, invoices, evidence of payment and all other records customarily maintained in the real estate business relating to Alterations and the cost thereof and shall, within 30 days after demand by Landlord, furnish to Landlord copies of such records. (i) Tenant shall only be required to retain such records for 2 years after completion of the applicable Alteration. All Alterations to and Fixtures installed by Tenant in the Premises shall be fully paid for by Tenant and shall not be subject to conditional bills of sale, chattel mortgages, or other title retention agreements; provided, however, that Tenant may lease or finance Tenant’s Property in the ordinary course, so long as no lien or encumbrance attaches to the Premises or the Building. (j) From and after the applicable Commencement Date, in the event that Tenant is unable to obtain any building permits or other permits, approvals, certificates or sign-offs from any governmental authority required for the performance or completion of Alterations and/or for the occupancy of the Premises for the conduct of business and to the extent such failure results from the existence of any violations of Law affecting the Building or the Project resulting from the performance of any work by or on behalf of Landlord or failure by or on behalf of Landlord to comply with any governmental requirement in connection with the Building or the Project (“Landlord Violations”), but specifically excluding any violations caused by or resulting from the action(s) or failure(s) to act of Tenant, Tenant’s contractors or any Tenant Indemnified Party or any other tenants, then following written notice thereof from Tenant, Landlord shall proceed reasonably diligently and in good faith to cure and cause each such Landlord Violation to be discharged of record. If there is any violation caused by the acts or omissions of other tenants or occupants of the Building, Landlord will use commercially reasonable efforts to cause such tenant or occupant to comply with the provisions of its lease but Landlord shall not be required to institute litigation, arbitration or any other proceeding against such tenant or occupant of the Building or seek to terminate any lease in connection therewith. If Tenant is unable to perform or is actually

- 40 - 78613303.18 delayed in obtaining permits, performing Alterations or occupying the Premises for the conduct of Tenant’s business as a result of any Landlord Violation, and (1) Landlord fails to cure such Landlord Violation within 5 Business Days after notice thereof from Tenant indicating the specific Landlord Violation, together with reasonable evidence demonstrating that such Landlord Violation is the primary reason Tenant is unable to perform or is delayed in performing any Alterations, obtaining permits, or occupying the Premises for the conduct of Tenant’s business and (2) Landlord does not dispute, in good faith, such determination by Tenant, then for the period commencing on the later of (i) the first day of such Landlord Violation, and (ii) the expiration of such 5-Business-Day period, Tenant shall receive a credit against the Rent equal to 1 day of Fixed Rent for each day such inability continues until the earlier to occur of (x) the date such Landlord Violation is cured and (y) the date Tenant is able to perform such Alteration and/or occupy the Premises for the conduct of business, as applicable. If Landlord disputes such determination by Tenant and the parties are unable to resolve such dispute, either party may submit any such dispute to arbitration in accordance with the provisions of Section 8.09. 4.03 Landlord’s and Tenant’s Property. (a) All fixtures, equipment, improvements and appurtenances attached to or built into the Premises (except for Tenant’s Property), whether or not at the expense of Tenant (collectively, “Fixtures”), shall be and remain a part of the Premises and shall not be removed by Tenant unless otherwise expressly provided herein. All Fixtures shall be the property of Tenant during the Term and, upon expiration or earlier termination of this Lease, unless otherwise expressly provided herein, shall become the property of Landlord. (b) All movable partitions, business and trade fixtures, machinery and equipment, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, “Tenant’s Property”) shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided, that Tenant shall repair any damage to the Building resulting from the installation and/or removal of any Tenant’s Property. Notwithstanding the foregoing, Landlord agrees that Landlord’s Work (other than work under Initial Tenant Extra Work Orders or Change Orders) and any equipment or other property identified in this Lease as having been paid for with any allowance or credit granted by Landlord to Tenant (including under Exhibit E-2) shall not be considered Tenant’s Property, shall constitute leasehold improvements to Landlord’s property and remain a part of the Premises, shall for tax purposes, upon the expiration or earlier termination of this Lease, be deemed the property of Landlord and shall not be removed by Tenant. Further, the costs, expenditures, allowances, credits and contributions of Landlord’s Work shall not constitute income of Tenant under Section 61 of the Internal Revenue Code of 1986, as amended (the “Code”), and, when applicable, Section 110 of the Code. (c) At or before the Expiration Date, or within 30 days after any earlier termination of this Lease, Tenant, at Tenant’s expense, shall remove Tenant’s Property from the Premises (except such items thereof as Landlord shall have expressly permitted to remain, which shall become the property of Landlord), and subject to Section 7.03, Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant’s Property. Any items of Tenant’s Property that remain in the Premises after the Expiration Date, or more than 15 days after an earlier termination of this Lease, shall be deemed to have been

- 41 - 78613303.18 abandoned, and may be retained by Landlord as Landlord’s property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant’s expense. Tenant shall not be obligated to restore any Alterations or other improvements at the end of the Term. Tenant shall not be obligated to remove any Alterations, Fixtures or other improvements (including any raised flooring) at the end of the Term, and may, in its sole discretion, remove any Alterations, Fixtures or other improvements. 4.04 Access and Changes to Building. (a) Landlord reserves the right, at any time, to make changes in or to the Project as Landlord may deem necessary or desirable, and Landlord shall have no liability to Tenant therefor; provided, that any such change does not deprive Tenant of access to the Premises, does not except to a de minimis extent affect the use of the Premises or any of Tenant’s dedicated systems, does not reduce usable square feet, does not create column bump outs and does not affect the first-class nature of the Project. Landlord may install and maintain pipes, fans, ducts, wires and conduits within, behind or through the walls, floors or ceilings, or above the hung ceilings of the Premises, provided that Landlord shall be solely responsible for all vertical shafts, risers and related Building systems serving the Premises. In exercising its rights under this Section 4.04, Landlord shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises for the ordinary conduct of Tenant’s business. Landlord shall perform work on an overtime or premium pay basis when appropriate in Landlord’s reasonable discretion or upon Tenant’s request and at Tenant’s cost (e.g., to get key services, including elevators, back to full capacity). Tenant shall not have any easement or other right in or to the use of any door or any passage or any concourse or any plaza connecting the Building with any other building or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may, without notice to Tenant, be regulated or discontinued at any time by Landlord, provided, that Landlord shall provide Tenant with reasonable access to the Building. (b) Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises, are reserved to Landlord and are not part of the Premises, provided that Landlord shall not exercise its rights hereunder in a manner that adversely affects the Class A character of the Building. Landlord reserves the right to name the Project or any portion thereof, and to change the name or address of the Project or any portion thereof, at any time and from time to time, provided that (1) so long as the Tenant is a Viner Tenant, the Project shall not be named for a Tenant Competitor, (2) Landlord shall provide Tenant with at least 6 months’ prior notice of any such change in the name or address of the Project and (3) Landlord shall reimburse Tenant, within 30 days after demand therefor accompanied by reasonable supporting documentation, for Tenant’s reasonable out-of-pocket costs incurred in connection with any change in the address of the Project voluntarily effectuated by Landlord (including, without limitation, the cost of replacing stationery, business cards, marketing materials and signage bearing the prior address). (c) Landlord shall have no liability to Tenant if at any time any windows of the Premises are either temporarily or permanently darkened or obstructed by reason of any repairs,

- 42 - 78613303.18 improvements, construction, maintenance and/or cleaning in or about the Building, or covered by any translucent material for the purpose of energy conservation, or if any part of the Project, other than the Premises, is temporarily or permanently closed or inoperable, provided that Landlord shall not, after the applicable Commencement Date, darken any windows of the applicable Tranche except as required by Law, and shall use reasonable efforts to perform any such repairs, improvements, construction, maintenance and/or cleaning as promptly as practicable. (d) Landlord and persons authorized by Landlord shall have the right, upon no less than 24 hours’ prior written notice to Tenant (except in an emergency), to enter the Premises (together with any necessary materials and/or equipment), to inspect or perform such work as Landlord may reasonably deem necessary or to exhibit the Premises to prospective purchasers or, during the last 12 months of the Term, to prospective tenants, or for any other purpose as Landlord may deem necessary or desirable. Landlord shall have no liability to Tenant by reason of any such entry, provided that (i) Landlord shall use reasonable efforts to minimize interference with Tenant’s conduct of its business, (ii) no portion of the Premises shall be used for staging or similar purposes in connection with work in other areas of the Building, (iii) no materials or equipment shall be stored in the Premises except to the extent reasonably necessary for such work and only during the performance thereof, (iv) Landlord shall keep confidential any non-public information observed in the Premises, and (v) at Tenant’s request, Tenant’s personnel may accompany Landlord during such entry so long as Tenant makes such personnel readily available. (e) Subject to compliance with Laws and the terms and conditions of this Lease (including, without limitation, Section 4.02), Tenant shall have the right to provide, install, replace and remove its own security system within the Premises, including its own security officer coverage and the installation, in a workmanlike fashion, of system components selected by Tenant, including, but not limited to, security cameras, televisions, monitors and other electronic monitoring devices, electronic door strikes, door contacts, exit sensors, card readers which may be monitored in common areas, motion detectors, glass break detectors and other similar security systems and/or methods. Tenant shall provide Landlord’s personnel with any key-cards, information or other items required to access the Premises in accordance with the provisions of Section 4.04(d). Landlord agrees to comply with Tenant’s reasonable security protocols for any access to the Premises by Landlord and its personnel and each of Landlord and Tenant agrees to reasonably cooperate in connection therewith. In addition, Tenant shall have the right to reasonably designate, by written notice to Landlord, certain reasonably limited areas of the Premises, including but not limited to the entire trading operation, the cage and/or its vault and safe areas in the aggregate, as secure areas (each, a “Secure Area”) to which Landlord shall not have access without being accompanied by a representative of Tenant (except in the case of an emergency); provided, that the Secure Area does not block access to base building systems or other areas of the Building to which Landlord requires regular access. Landlord shall not be required to provide cleaning services or other services which require entry to such Secure Area. Landlord shall not have liability to Tenant for any failure of Landlord to perform any of its obligations hereunder by reason of Landlord’s inability to enter any Secure Area. 4.05 Repairs. (a) From and after the applicable Commencement Date, Tenant shall keep the Premises (including, without limitation, all Fixtures) in good condition and, upon expiration or earlier termination of the Term, shall surrender the same to Landlord in good

- 43 - 78613303.18 condition, reasonable wear and tear excepted and subject to Sections 7.04 and 7.05. Subject to Section 7.03, Tenant’s obligation shall include, without limitation, the obligation to repair all damage caused by Tenant, its agents, employees, invitees and licensees to the equipment and other installations in the Building outside of the Premises. Any maintenance, repair or replacement to the windows, the Building systems, the Building’s structural components or any areas outside the Premises and that is Tenant’s obligation to perform shall be performed by Landlord at Tenant’s expense which shall be at Landlord’s actual and reasonable cost. (b) Landlord, at Landlord’s expense (which may be subject to reimbursement by way of Operating Expenses to the extent included herein), shall operate, maintain, repair and replace (if necessary) (i) all structural portions of the Building, such as, by way of example only, the roof, foundation, footings, exterior walls, load-bearing columns, ceiling and floor slabs, windows, window sills and sashes (including those exterior window sills and sashes in the Premises), (ii) the Building common areas (including the lobby, the public areas and core restrooms on multi-tenanted floors of the Building to which Tenant has access in the ordinary course of business) and (iii) all Building systems (including all Building elevators) serving the common and public service areas and the Premises, throughout the Term, and in such a manner as is consistent with the maintenance, operation and repair standards of Comparable Buildings. Landlord shall employ a full-time Building manager dedicated to the Building at all times during the Term. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no obligation to employ contractors or labor at overtime or premium pay rates in connection with Landlord’s making repairs as contemplated by this Section 4.05(b) except as set forth in Section 4.04 of this Lease. Nothing contained in this Section 4.05(b) limits the provisions of Section 7.03 hereof. 4.06 Compliance with Laws. (a) From and after the applicable Commencement Date, Tenant shall comply with all applicable state, federal and/or local laws, ordinances, rules, orders and regulations (present, future, ordinary, extraordinary, foreseen or unforeseen) of any governmental, public or quasi-public authority, at any time duly in force (collectively, “Laws”), attributable to any work, installation, occupancy, use or manner of use by Tenant of the Premises or any part thereof. Notwithstanding the foregoing, Tenant shall have the right, at its sole cost and expense, to contest the validity or application of any such Laws, provided that (A) any such contest and/or Tenant’s non-compliance with any such Laws shall not (I) subject any Landlord Indemnified Party to (x) criminal prosecution, (y) material fine or (z) any other civil liability that would adversely affect the operation of the Building or the rights of other tenants or occupants of the Building, (II) subject the Building (or any portion thereof) to lien or sale or cause, or be reasonably likely to cause, the same to be condemned or vacated or (III) be in violation of any Superior Mortgage or Superior Lease; (B) Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security reasonably satisfactory to Landlord, indemnifying and protecting Landlord and any Superior Mortgagee or Superior Lessor against any loss, cost, liability, damage or expenses (including, without limitation, interest and penalties and reasonable attorneys’ fees and disbursements) which could arise by reason of such non-compliance, which bond or other security (or the balance of the proceeds thereof, if Landlord has drawn on the same) shall be released by Landlord promptly upon resolution of such contest (provided, that, unless otherwise required pursuant to the terms of any Superior Mortgage or Superior Lease, the foregoing provisions of this clause (B) will not apply with respect to any

- 44 - 78613303.18 contest of Law by Tenant so long as Tenant is a Viner Tenant at the time of such contest); and (C) Tenant shall promptly, diligently and continuously prosecute such contest and shall keep Landlord informed, on a regular basis, of the status of such contest. Nothing contained in this Section 4.06 or any other provision of this Lease shall require Tenant to make any changes to the structural components of the Building or the Building systems, unless the same are necessitated by reason of Tenant’s performance of any Alterations or Tenant’s particular manner of use of the Premises (i.e., use by Tenant of the Premises for purposes other than normal and customary ordinary office purposes). Tenant shall procure and maintain all licenses and permits required for its business. (b) Landlord, at Landlord’s expense (but subject to reimbursement by way of Operating Expenses to the extent includable therein), shall comply or cause compliance with all Laws affecting the public and common areas of the Building and the Building systems (except (x) as expressly set forth in Section 4.06(a) above and (y) that Landlord shall have no liability to Tenant for any failure to so comply or cause compliance except to the extent such failure adversely affects Tenant’s use and enjoyment of the Premises, access to the Premises or common areas or the Project, by more than a de minimis extent) subject to Landlord’s right to contest and defer compliance with such Laws pursuant to appropriate proceedings, provided that Landlord shall not have the right to defer such compliance if (i) such non-compliance or contest shall prevent Tenant from lawfully occupying the Premises for the use permitted hereunder or interfere with the conduct of Tenant’s business or use of the Premises or (ii) non-compliance threatens the safety of persons or property. On the Last Tranche Commencement Date, the Premises and the Building shall be in compliance with applicable Laws and free of Hazardous Materials. (c) Subject to Section 4.06(d), Landlord and Tenant shall not cause or knowingly permit Hazardous Materials to be used, transported, stored, released, handled, produced or installed in, on or from the Premises or the Building other than customary office, cleaning and/or maintenance and/or construction supplies brought into, used in and/or kept upon the Premises or the Building if and to the extent permitted pursuant to applicable Laws and in addition, with respect to construction supplies, if and to the extent used in accordance with good construction practices. The term “Hazardous Materials” means any substance or material defined by any applicable Laws as “hazardous”, “toxic” or words of similar import or any symptom, substance or material associated with “sick building” syndrome, mold and related maladies. In the event of a breach of the provisions of this Section 4.06(c) by either party, in addition to all rights and remedies under this Lease and pursuant to applicable Laws, such party shall remove any such Hazardous Materials from the Building in the manner prescribed for such removal by applicable Laws, and the indemnity provisions set forth in Section 6.12 shall apply in connection therewith. (d) If at any time there shall be discovered in the Premises any Hazardous Materials which existed in the applicable Tranche as of the applicable Commencement Date or were otherwise introduced to the Premises by Landlord or anyone claiming by, through or under Landlord, then Landlord, at Landlord’s expense, shall promptly remove or remediate the same in accordance with applicable Laws. Fixed Rent, Tenant’s Operating Payment and Tenant’s Tax Payment and Alternate Tax Payment shall be abated as to the affected portion of the Premises to the extent, and for the period of time, that Tenant is either unable to perform Alterations, or to conduct Tenant’s customary business, in such portion of the Premises as a result of the presence of such Hazardous Materials and such work by Landlord.

- 45 - 78613303.18 4.07 Tenant Advertising. Tenant shall not use, and shall cause each of its Affiliates not to use, the name or likeness (except for the address) of the Building or the Project in any advertising (by whatever medium) without Landlord’s consent (not to be unreasonably withheld or delayed); provided that Tenant may use the name or likeness of the Building or the Project in its annual reports, on its website and in other customary corporate and promotional materials. Landlord shall not use Tenant’s name, logo or likeness in any press release, public statement, advertising or promotional materials (including, without limitation, marketing materials used in connection with a sale, financing or refinancing of the Building or the Project) or other distribution to the general public without Tenant’s prior written consent, which consent may be granted or withheld in Tenant’s reasonable discretion; provided, that, Landlord may include Tenant’s name and logo (including, without limitation, the particular color (in the case of color advertising), specified capitalization and font face) in advertisements and promotional materials for the Building or in presentations to other tenants or users or to existing or prospective lenders, partners and investors that in each case (x) list multiple tenants and occupants and/or (y) contain photographs of the Building which contain Tenant’s exterior signage, so long as the image of the name and/or logo has been approved by Tenant as of the date of the Lease; provided, further, that Landlord shall not include Tenant’s name, logo or likeness on any on-site scaffolding or sidewalk shed without Tenant’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. 4.08 Right to Perform Tenant Covenants. If Tenant fails to perform any of Tenant’s obligations under this Lease, Landlord, any Superior Lessor or any Superior Mortgagee (each, a “Curing Party”) may perform the same at the expense of Tenant (a) immediately and without notice in the case of emergency or if such failure may result in a violation of any Law that is reasonably likely to subject Landlord to any civil or criminal liability for failure to comply with such Law, or is reasonably likely to cause the Premises to be subject to the imposition of a lien, or if Landlord receives a notice from or on behalf of any insurer of the Building or the Premises that cancels, or threatens the cancellation of any insurance policy maintained by Landlord and (b) in any other case if such failure continues beyond any applicable notice and grace periods. If a Curing Party performs any of Tenant’s obligations under this Lease, Tenant shall pay to Landlord the costs thereof, together with interest at the Interest Rate from the date incurred by the Curing Party until paid by Tenant, within 30 days after receipt by Tenant of a statement as to the amounts of such costs. If the Curing Party effects such cure by bonding any lien that Tenant is required to bond or otherwise discharge, pursuant to Section 4.02(g), Tenant shall obtain and substitute a bond for the Curing Party’s bond and shall reimburse the Curing Party for the reasonable and actual cost of the Curing Party’s bond. “Interest Rate” means the lesser of (i) the base rate from time to time announced by Citibank, N.A. (or, if Citibank, N.A. shall not exist or shall cease to announce such rate, such other bank in New York, New York, as shall be designated by Landlord in a notice to Tenant) to be in effect at its principal office in New York, New York (the “Prime Rate”) plus 2% and (ii) the maximum rate permitted by law. 4.09 Right to Perform Landlord Covenants. If Landlord fails to perform any of its obligations under this Lease and such failure (A) (x) materially interferes with Tenant’s use of the Premises, and (y) is capable of being cured by Tenant (i) taking action wholly within the Premises or shafts, equipment rooms or other common areas to which access is necessary in order to perform such obligations, and (ii) without altering any of the structural components of the

- 46 - 78613303.18 Building or adversely affecting the Building’s systems or any area outside of the Premises, or (B) relates to completion of the Punch List Items and/or remedy of latent defects pursuant to Exhibit E-2, then Tenant may give Landlord a written notice (the “S/H Notice”) identifying such failure in detail and notifying Landlord of Tenant’s intention to exercise its rights under this Section 4.09 with respect thereto; provided, that Tenant’s S/H Notice contains a legend in not less than 14-point font bold upper case letters as follows: “THIS IS A TIME-SENSITIVE NOTICE, AND IF LANDLORD FAILS TO CURE SUCH ITEM SPECIFIED IN THIS S/H NOTICE WITHIN 10 BUSINESS DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS NOTICE, THEN, TENANT MAY PERFORM SAME PURSUANT TO SECTION 4.09 OF THE LEASE.” If such failure by Landlord continues for 10 Business Days after Landlord’s receipt of any S/H Notice (or, if such failure is not reasonably susceptible of cure within such period, such longer period as may be reasonably necessary to complete the same with due diligence, provided, that Landlord commences the cure within said 10-Business Day period and prosecutes the same with reasonable diligence), then Tenant will have the right (but will not be obligated) to perform the obligation that Landlord so failed to perform. If Tenant performs any of Landlord’s obligations under this Lease in accordance with this Section 4.09, then, Landlord shall pay to Tenant the actual, reasonable, out-of-pocket cost of such performance (including all fees and costs, including reasonable legal fees and disbursements, incurred by Tenant in connection therewith), together with interest thereon at the Interest Rate from the date incurred after the expiration of such 10th Business Day until paid, within 30 days after receipt by Landlord of a statement as to the amounts of such costs. If Landlord fails to pay such amounts to Tenant on or before the date on which the same is due and payable to Tenant under this Section 4.09, and provided that (A) such failure continues for 5 Business Days after Tenant notifies Landlord of such failure (which notice shall contain a legend in not less than 14 point font bold upper case letters as follows: “THIS IS A NOTICE OF A CLAIMED OFFSET RIGHT GIVEN IN ACCORDANCE WITH SECTION 4.09 OF THE LEASE”), and (B) Landlord does not, within such 5 Business Day period, dispute Tenant’s entitlement to the amount claimed by Tenant, then Tenant may set off the unpaid amounts against the next succeeding installments of Rent due under this Lease. Any dispute between Landlord and Tenant under this Section 4.09 shall be submitted to expedited arbitration in accordance with Section 8.09. ARTICLE 5 Assignment and Subletting 5.01 Assignment; Etc. (a) Subject to the further provisions of this Article 5, neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred voluntarily, involuntarily, by operation of law or otherwise, and neither the Premises, nor any part thereof, shall be subleased, be licensed, be used or occupied by any person or entity other than Tenant or be encumbered in any manner by reason of any act or omission on the part of Tenant, and no rents or other sums receivable by Tenant under any sublease of all or any part of the Premises shall be assigned or otherwise encumbered, without the prior consent of Landlord (to be withheld, granted or not be required in accordance with the standards of this Article 5). Subject to Sections 5.01(b), (c), (d) and (e), the dissolution or direct or indirect transfer of control of Tenant (however accomplished including, by way of example, the addition of new partners or members or withdrawal of existing partners or members, or transfers of interests in distributions of profits or losses of Tenant, issuance

- 47 - 78613303.18 of additional stock, redemption of stock, stock voting agreement, or change in classes of stock) shall be deemed an assignment of this Lease regardless of whether the transfer is made by one or more transactions, or whether one or more persons or entities hold the controlling interest prior to the transfer or afterwards. An agreement under which another person or entity becomes responsible for all or a portion of Tenant’s obligations under this Lease shall be deemed an assignment of this Lease, except as otherwise provided herein. No assignment or other transfer of this Lease and the term and estate hereby granted, and no subletting of all or any portion of the Premises shall, subject to the provisions herein, relieve Tenant of liability under this Lease or of the obligation to obtain Landlord’s prior consent to any further assignment, other transfer or subletting to the extent such consent is required under this Article 5. Any attempt to assign this Lease or sublet all or any portion of the Premises in violation of this Article 5 shall be null and void. (b) Notwithstanding Section 5.01(a), without the consent of Landlord, this Lease may be assigned to (i) an entity created by merger, reorganization or recapitalization of or with Tenant or (ii) a purchaser of all or substantially all of Tenant’s assets; provided, in the case of both clause (i) and clause (ii), that (A) Landlord shall have received a notice of such assignment from Tenant (which may occur after the applicable transaction if Tenant is unable to provide prior notice due to third party confidentiality restrictions or applicable Laws, in which case Tenant shall deliver such notice no later than five (5) Business Days after the effectiveness of the transfer in question), (B) the assignee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease (but, in the case of a merger under clause (i), the requirements of this clause (B) shall be necessary only if Tenant shall not be the surviving entity), (C) such assignment is for a reasonably valid business purpose and not to avoid any obligations under this Lease and (D) the assignee is a reputable entity of good character and either (1) shall have, immediately after giving effect to such assignment, an aggregate net worth (computed in accordance with GAAP) at least equal to the lesser of (x) the aggregate net worth (as so computed) of Tenant immediately prior to such assignment and (y) (A) if the assignment occurs prior to the 10th anniversary of the Rent Commencement Date, $200,000,000 and (B) if the assignment occurs on or after the 10th anniversary of the Rent Commencement Date, $100,000,000 (the applicable amount, the “Net Worth Threshold”) or (2) delivers to Landlord a letter of credit in a form reasonably approved by Landlord in an amount equal to 12 months of the then Fixed Rent under this Lease as security for Tenant’s obligations under this Lease (an “LC”). In addition, if (x) the assignee immediately after giving effect to an assignment under this clause (b) has an aggregate net worth (computed in accordance with GAAP) at least equal to the Net Worth Threshold or (y) such assignee delivers an LC to Landlord (such conditions in (x) or (y) being referred to herein as the “Financial Test”), then the assignor shall automatically be released from its obligations under this Lease accruing from and after the date of such assignment. Promptly following the assignor’s request, Landlord shall execute and deliver to the assignor a written release, in form reasonably satisfactory to Landlord and the assignor; provided, that Landlord’s failure to execute or deliver such written release shall not impair or otherwise affect the effectiveness of such release. (c) Notwithstanding Section 5.01(a), without the consent of Landlord, Tenant may assign this Lease or sublet all or any part of the Premises to (or otherwise permit occupancy by, whether or not pursuant to a sublease) an Affiliate of Tenant; provided, that (i) Landlord shall have received a notice of such assignment or sublease from Tenant and (ii) in the case of any such

- 48 - 78613303.18 assignment (A) the assignment is for a valid business purpose and not to avoid any obligations under this Lease and (B) the assignee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease. “Affiliate” means, as to any designated person or entity, any other person or entity that controls, is controlled by, or is under common control with, such designated person or entity. “Control” (and with correlative meaning, “controlled by” and “under common control with”) means ownership or voting control, directly or indirectly, of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question. In addition, if the assignee satisfies the Financial Test in connection with an assignment permitted under this Section 5.01(c), then the assignor shall automatically be released from its obligations under this Lease accruing from and after the date of such assignment. Promptly following the assignor’s request, Landlord shall execute and deliver to the assignor a written release, in form reasonably satisfactory to Landlord and the assignor; provided, that Landlord’s failure to execute or deliver such written release shall not impair or otherwise affect the effectiveness of such release. (d) Notwithstanding Section 5.01(a), without the consent of Landlord, Tenant may from time to time, subject to all of the provisions of this Lease, permit portions of the Premises to be used or occupied under so called “desk sharing” arrangements by a Desk Space User; provided, that (i) any such use or occupancy of desk or office space shall be without the installation of demising walls separating such desk or office space from the rest of the Premises, any separate entrance or any signage identifying such Desk Space User, (ii) at any time during the Term, the aggregate of the rentable square footage then used by Desk Space Users pursuant to this Section 5.01(d) shall not exceed 20% of the rentable area of the then-current Premises, (iii) each Desk Space User shall use the Premises in accordance with all of the provisions of this Lease, and only for the Permitted Use, (iv) in no event shall the use of any portion of the Premises by a Desk Space User create or be deemed to create any right, title or interest of such Desk Space User in any portion of the Premises or this Lease, (v) such “desk sharing” arrangement shall terminate automatically upon the termination of this Lease, (vi) such Desk Space User shall not have any signage outside of the Premises, (vii) each Desk Space User shall be engaged in a business or activity which is in keeping with standards of the Building, (viii) Tenant shall receive no rent or other payment or consideration for the use or occupancy of any space in the Premises by any Desk Space User in excess of an allocable share of the Rent reserved hereunder and the payment for any services provided by Tenant and (ix) such desk sharing arrangement is for a valid business purpose and not to circumvent the provisions of this Article 5. Tenant shall have sole discretion to determine which Desk Space Users may occupy desk or office space within the Premises, subject to the requirements of this Section 5.01(d), provided that Tenant gives Landlord notice of each Desk Space User in reasonable detail upon Landlord’s written request (not more than twice per year). “Desk Space User” means a person or entity with whom Tenant has a bona fide relationship (other than merely providing desk or office space), including client-, portfolio companies, business counterparties, advisors, service providers, auditors, contracted professionals and government regulators. In addition, Tenant may sublease up to 50% of the Premises to Desk Space Users without Landlord’s consent but upon at least 10 Business Days’ prior notice to Landlord and satisfaction of the following (the “Special 50% Sublease Rights”): (1) such sublease(s) shall be subject to the terms of this Section 5.01(d) other than clauses (i), (ii), (iv), (vi) and (viii) above in this Section 5.01(d), it being agreed that (x) any such subtenant may install signage identifying such subtenant at the entrance to its sublet premises and in the elevator lobby of any floor of the

- 49 - 78613303.18 Premises on which its sublet premises are located (but not in the Building lobby or on the exterior of the Building) subject to and in accordance with the terms of Section 13.01, and (y) Tenant may charge rent and other consideration to any such subtenant without restriction (subject to Section 5.05), and (2) Landlord, Tenant and the applicable subtenant shall enter into Landlord’s standard form of consent to sublease for the Building in order to memorialize that the terms and conditions of Section 5.04 have been satisfied in relation to the sublease in question. (e) Notwithstanding Section 5.01(a), without the consent of Landlord or application of Section 5.02, Section 5.03 or Section 5.05, (i) direct and indirect transfers of interests in Tenant whether or not there is a change in Control shall not be deemed an assignment or transfer of this Lease if such transfer is for a valid business purpose and not for the purpose of avoiding any obligations under this Lease and (ii) direct and indirect transfers of interests in Tenant or any other entity that are accomplished through a recognized domestic or foreign stock exchange or through the public “over-the-counter” securities market shall not be deemed a transfer of this Lease. (f) Tenant represents that, as of the date of this Lease, Tenant owns, directly or indirectly, 100% of the ownership interests in Oppenheimer & Co. Inc., a New York corporation (“Oppenheimer”). If at any time during the Term Tenant transfers equity in Oppenheimer such that Tenant no longer owns, directly or indirectly, 100% of the ownership interests in Oppenheimer (an “Oppenheimer Divestiture”), then Tenant shall not make any distribution to its equity holders (each, a “Distribution”) of all or any portion of the Divestiture Proceeds to the extent that, immediately after giving effect to such Distribution, Tenant would have an aggregate net worth (computed in accordance with GAAP) less than that amount set forth in clause (x) of the definition of Financial Test; provided, that Tenant may make any such Distribution despite not satisfying such net worth requirements if, prior to or simultaneously with such Distribution, Tenant delivers the letter of credit described in clause (y) of the definition of Financial Test. Tenant shall give Landlord notice of any Oppenheimer Divestiture prior to the consummation thereof (which may occur after the consummation thereof if Tenant is unable to provide prior notice due to third party confidentiality restrictions or applicable Laws, in which case Tenant shall deliver such notice no later than five (5) Business Days after consummation thereof). After the occurrence of such Oppenheimer Divestiture, Tenant agrees to reasonably cooperate with Landlord to provide reasonable supporting documentation evidencing Tenant’s compliance with the terms of this clause (f) reasonably promptly following Landlord’s request therefor; provided, that Landlord shall treat all such documentation as confidential and, upon Tenant’s request, shall confirm such confidentiality obligation in writing. “Divestiture Proceeds” means the net cash proceeds actually received by Tenant in connection with an Oppenheimer Divestiture, after deducting all taxes paid or payable in connection therewith, all transaction costs and expenses, and all amounts applied to repay third party indebtedness. 5.02 Landlord’s Right of First Offer. (a) If Tenant desires to assign this Lease or sublet all or substantially all of the Premises for all or substantially all of the remaining Term (other than in accordance with Sections 5.01(b) or (c)), Tenant shall give to Landlord notice (“Tenant’s Offer Notice”) thereof, specifying (i) in the case of a proposed subletting, the location of the space to be sublet and the term of the subletting of such space, (ii) (A) in the case of a proposed assignment, Tenant’s good faith offer of the consideration Tenant desires to receive or

- 50 - 78613303.18 pay for such assignment or (B) in the case of a proposed subletting (other than in accordance with Section 5.01(c)), Tenant’s good faith offer of the fixed annual rent that Tenant desires to receive for such proposed subletting (assuming that a subtenant will pay for Taxes, Operating Expenses and electricity in the same manner, and utilizing the same base year or base amount, as Tenant pays for such amounts under this Lease) and (iii) the proposed assignment or sublease commencement date. (b) Tenant’s Offer Notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord’s designee) may terminate this Lease. Said option may be exercised by Landlord by notice to Tenant within 30 days after a Tenant’s Offer Notice, together with all information required pursuant to Section 5.02(a), has been given by Tenant to Landlord. (c) If Landlord exercises the option under Section 5.02(b) to terminate this Lease, then this Lease shall terminate on the proposed assignment or sublease commencement date specified in the applicable Tenant’s Offer Notice and all Rent shall be paid and apportioned to such date. (d) In the case of a proposed sublease for all or substantially all of the Premises for all or substantially all of the remaining Term, Tenant shall not sublet any space to a third party at a rental that is less (on a per rentable square foot basis) than 92.5% of the net effective rental (on a per rentable square foot basis) specified in Tenant’s Offer Notice with respect to such space, without complying once again with all of the provisions of this Section 5.02 and re-offering such space to Landlord at such lower rental. In the case of a proposed assignment, Tenant shall not assign this Lease to a third party where Tenant pays greater consideration or grants a greater concession to such third party for such assignment than the consideration offered to be paid or concession offered to be granted to Landlord in Tenant’s Offer Notice, or receives less than 92.5% of the consideration from such third party for such assignment than the consideration offered to be paid by Landlord in Tenant’s Offer Notice, in each case without complying once again with all of the provisions of this Section 5.02 and re-offering to assign this Lease to Landlord and pay such consideration or grant such concession to Landlord. Notwithstanding the foregoing, Tenant may sublet any space to a third party at any rental determined by Tenant in its sole discretion. 5.03 Assignment and Subletting Procedures. (a) If (x) Tenant delivers to Landlord a Tenant’s Offer Notice with respect to any proposed assignment of this Lease or subletting of all or substantially all of the Premises for all or substantially all of the remaining Term and Landlord does not timely exercise any of its options under Section 5.02, and Tenant thereafter desires to assign this Lease or sublet the space specified in Tenant’s Offer Notice, or (y) Tenant desires to enter into a sublease where the terms of Section 5.02 are not applicable, Tenant shall notify Landlord (a “Transfer Notice”) of such desire, which notice shall be accompanied by (A) a copy of the proposed assignment or sublease and all related agreements, the effective date of which shall be at least 30 days after the giving of the Transfer Notice, (B) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (C) if Tenant is requesting a non-disturbance agreement or in the case of an assignment, financial information with respect to the proposed assignee or subtenant, including without limitation, its most recent financial statements and (D) such other information as Landlord may reasonably request, provided that any such request shall

- 51 - 78613303.18 not extend or delay the time period for Landlord’s approval or disapproval set forth in Section 5.03(b) so long as Tenant reasonably promptly provides such reasonably requested information, and Landlord’s consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided that: (i) Tenant shall not then be in Material Default. (ii) The proposed assignee or subtenant will use the Premises in a manner that (A) in Landlord’s reasonable judgment is in keeping with the then standards of the Building and (B) is limited to the use expressly permitted under this Lease. (iii) The proposed assignee or subtenant is, in Landlord’s reasonable judgment, a reputable person or entity of good character and, in the case of a proposed assignment, with sufficient financial worth considering the responsibility involved and taking into account that the Named Tenant and successor tenants will remain liable hereunder, and in the case of a proposed sublease for which the subtenant is seeking a Landlord’s Non-Disturbance Agreement, the subtenant satisfies the requirements of Section 5.06. (iv) Neither the proposed assignee nor sublessee, nor any Affiliate of such assignee or sublessee, is then an occupant of any part of the Building, provided, that Landlord has, or reasonably expects within 3 months of the proposed occupancy date to have available, comparable space for a comparable term. (v) The proposed assignee or sublessee is not a person with whom Landlord is then negotiating or has within the prior 5 months negotiated to lease space in the Building or Landlord does not then have or reasonably expect to have available within 3 months of the proposed occupancy date comparable space for a comparable term. (vi) The form of the proposed sublease shall comply with the applicable provisions of this Article 5. (vii) There shall not be more than (A) 4 subtenants per any full floor of the Premises, (B) 2 subtenants per any partial floor of the Premises and/or (C) 12 subtenants of the Premises in the aggregate at any given time. (viii) Tenant shall reimburse Landlord on demand for any actual and reasonable out-of-pocket legal fees incurred by Landlord in connection with said assignment or sublease. (b) Landlord shall, within 30 days (or, if Tenant has already delivered a Tenant’s Offer Notice with respect to the proposed assignment or sublease in question and Landlord did not exercise its recapture right within the applicable 30-day period, 10 Business Days) following receipt of a Transfer Notice from Tenant, advise Tenant of Landlord’s approval or disapproval of such proposed assignment or sublease. If Landlord shall fail to approve or disapprove such proposed assignment or sublease within such 30 day (or, 10 Business Day, as applicable) period, Tenant may give to Landlord a notice of such failure which shall contain a legend in not less than

- 52 - 78613303.18 14 point font bold upper case letters as follows: “FAILURE TO APPROVE OR DISAPPROVE THE PROPOSED [ASSIGNMENT/SUBLEASE] WITHIN 5 BUSINESS DAYS SHALL RESULT IN LANDLORD’S DEEMED APPROVAL OF SUCH [ASSIGNMENT/SUBLEASE]”, and, if Landlord shall fail to approve or disapprove such proposed assignment or sublease within such 5 Business Day period, Landlord shall be deemed to have consented to the assignment or sublease in question. If Landlord disapproves a proposed assignment or sublease, Landlord shall include, with reasonable specificity, the basis for Landlord’s disapproval in accordance with the standards set forth in this Section 5.03. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within 270 days after the giving of such consent, then Tenant shall again comply with this Article 5 before assigning this Lease or subletting all or part of the Premises. 5.04 General Provisions. (a) If this Lease is assigned, whether or not in violation of this Lease, Landlord shall collect rent from the assignee. If the Premises or any part thereof are sublet or occupied by anybody other than Tenant or a Viner Tenant, whether or not in violation of this Lease, all rent and other amounts payable by any subtenant or occupant shall be paid directly to Tenant, and Tenant shall remain responsible for the payment of all Rent due under this Lease. Landlord may, after Material Default by Tenant, collect rent from the subtenant or occupant. In such event, Landlord may apply the net amount collected against Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 5.01(a), or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease. (b) No assignment shall be effective until the assignee delivers to Landlord (i) evidence that the assignee, as Tenant hereunder, has complied with the requirements of Sections 7.02 and 7.03, and (ii) an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes Tenant’s obligations under this Lease from and after the effective date of such assignment. (c) Notwithstanding any assignment or transfer, whether or not in violation of this Lease, and notwithstanding the acceptance of any Rent by Landlord from an assignee, transferee, or any other party, except as expressly set forth in Section 5.01(b) and (c), the Named Tenant and each successor Tenant shall remain fully liable for the payment of the Rent and the performance of all of Tenant’s other obligations under this Lease. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant shall not be discharged, released or impaired in any respect by any agreement made by Landlord extending the time to perform, or otherwise modifying, any of the obligations of Tenant under this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of Tenant under this Lease; provided, that in the case of any modification of this Lease made after the date of an assignment (other than pursuant to Section 5.01(b)(i) or Section 5.01(c)), if such modification increases or enlarges the obligations of Tenant or decreases Tenant’s rights, other than to a de minimis extent, then any prior Tenant under this Lease that has not been released pursuant to Section 5.01(b) or (c) shall not be liable under or bound by such increase or enlargement to which it has not consented (but shall continue to be liable under this Lease as though such modification were never made).

- 53 - 78613303.18 (d) Each subletting by Tenant shall be subject to the following: (i) No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the Expiration Date. (ii) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until there has been delivered to Landlord both (A) an executed counterpart of such sublease, and (B) a certificate of insurance evidencing that (x) Landlord is an additional insured under the insurance policies required to be maintained by occupants of the Premises pursuant to Section 7.02, and (y) there is in full force and effect the insurance otherwise required by Section 7.02. (iii) Each sublease shall provide that it is subject and subordinate to this Lease, and that in the event of termination, reentry or dispossess by Landlord under this Lease Landlord may, at Landlord’s option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be liable for, subject to or bound by any item of the type that a Successor Landlord is not so liable for, subject to or bound by in the case of an attornment by Tenant to a Successor Landlord under Section 6.01(a). (e) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without complying with all of the terms and conditions of this Article 5, including, without limitation, Section 5.04, which for purposes of this Section 5.04(e) shall be deemed to be appropriately modified to take into account that the transaction in question is an assignment of the sublease or a further subletting of the space demised under the sublease, as the case may be, it being agreed that any subtenant (regardless of tier) shall be permitted to further sublease, license or permit occupancy of the portion of the Premises sublet by such subtenant, in whole or in part, or to assign its sublease, under the same terms and conditions as Tenant would be subject to under this Article 5 applied mutatis mutandis, including, without limitation, pursuant to Sections 5.01(b)-(e), as if such subtenant were Tenant, except that (1) any financial threshold will be appropriately modified to reflect the factor of the fixed rent under such sublease, and any security or letter of credit given by the subtenant shall be held by Tenant or the subtenant, as applicable and (2) no subtenant (regardless of tier) shall be granted the Special 50% Sublease Rights or any rights granted to Tenant under Sections 5.06 and 5.07 of this Lease. (f) Tenant shall not publicly advertise the availability of the Premises or any portion thereof as sublet space or by way of an assignment of this Lease, without first obtaining Landlord’s consent, which consent shall not be unreasonably withheld or delayed, provided that Tenant may list the Premises or any portion thereof with brokers without any public advertisement of the rental rate; provided that Tenant shall give Landlord prior written notice of any such listing. (g) Neither Tenant nor any direct or indirect subtenant of Tenant shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for a rental or payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property

- 54 - 78613303.18 leased, occupied or utilized, or which would require the payment of any consideration which would not fall within the definitions of “rents from real property” as that term is defined in Section 856(d) of the Code. 5.05 Assignment and Sublease Profits. (a) If the aggregate of the amounts payable as fixed rent and as additional rent on account of Taxes, Operating Expenses and electricity by a subtenant under a sublease of any part of the Premises (excluding a sublease made pursuant to Section 5.01(c)) and the amount of any Other Sublease Considerations payable to Tenant by such subtenant, whether received in a lump-sum payment or otherwise, shall be in excess of Tenant’s Basic Cost therefor at that time, then, promptly after the collection thereof, Tenant shall pay to Landlord in monthly installments as and when collected, as Additional Rent, 50% of such excess. Tenant shall deliver to Landlord within 60 days after the end of each calendar year and within 60 days after the expiration or earlier termination of this Lease a statement specifying each sublease in effect during such calendar year or partial calendar year, the rentable area demised thereby, the term thereof and a computation in reasonable detail showing the calculation of the amounts paid and payable by the subtenant to Tenant, and by Tenant to Landlord, with respect to such sublease for the period covered by such statement. “Tenant’s Basic Cost” for sublet space at any time means the sum of (i) the portion of the Fixed Rent, Tax Payments, Alternate Tax Payments, and Operating Payments that is attributable to the sublet space, plus (ii) the amount payable by Tenant on account of electricity or other services or utilities in respect of the sublet space, plus (iii) the amount of any costs incurred by Tenant in making changes in the layout and finish of the sublet space for the subtenant, the then unamortized cost of any improvements or upgrades to the sublet space theretofore made or paid for by Tenant (including any TEWO Costs) other than to the extent funded by an allowance provided by Landlord, and the amount of any work allowance, improvement allowance or other allowance or concession granted by Tenant to such subtenant, plus (iv) the amount of any reasonable brokerage commissions and reasonable legal fees paid by Tenant in connection with the sublease. For the avoidance of doubt, all Tenant’s Basic Cost shall first be retained by Tenant from the rents and Other Sublease Considerations collected from the subtenant before Tenant has any obligation to make any payments to Landlord under this clause (a), including those described in clauses (iii) and (iv) which shall not be amortized over the term. “Other Sublease Considerations” means all sums paid for the furnishing of services by Tenant and the sale or rental of Tenant’s furniture or other personal property less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns. (b) Upon any assignment of this Lease (other than an assignment made pursuant to Sections 5.01(b) or (c)), Tenant shall pay to Landlord 50% of the Assignment Consideration received by Tenant for such assignment, after deducting therefrom customary and reasonable closing expenses, any reasonable brokerage commissions and reasonable legal fees paid by Tenant in connection with such assignment, the cost of any changes in the layout and finish of the Premises made by Tenant for the assignee and the then unamortized cost of any improvements or upgrades to the Premises theretofore made or paid for by Tenant (including any TEWO Costs) other than to the extent funded by an allowance provided by Landlord. “Assignment Consideration” means all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, without limitation, sums paid for the furnishing of services by Tenant and the sale or rental of Tenant’s fixtures, leasehold improvements, equipment,

- 55 - 78613303.18 furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns). 5.06 Eligible ND Subtenant; Non-Disturbance. (a) Landlord shall, within 30 days after Tenant’s written request (which request shall be accompanied by a fully executed counterpart of the Eligible ND Sublease (as defined below) and such other information and certifications as Landlord may reasonably request in order to determine that the conditions of this Section 5.06 have been satisfied), deliver to Tenant and the subtenant under the Eligible ND Sublease (the “Eligible ND Subtenant”) a non-disturbance agreement substantially in the form of Exhibit N (a “Landlord’s Non-Disturbance Agreement”). Following the subtenant’s execution and delivery of the Landlord’s Non-Disturbance Agreement, Landlord shall promptly execute and deliver a counterpart to the subtenant. Landlord’s reasonable actual out-of-pocket costs and expenses in connection with the foregoing (including, without limitation, reasonable attorneys’ fees) shall be paid by Tenant within 30 days after receipt of an invoice therefor. (b) As used herein, “Eligible ND Sublease” shall mean a direct sublease which (A) is between Tenant and a subtenant which is not an affiliate of Tenant, and, as of the execution of the Eligible ND Sublease has a financial condition reasonably satisfactory to Landlord taking into account the obligations in question, which shall be deemed to be satisfied if such subtenant has an aggregate net worth (computed in accordance with GAAP) at least equal to the lesser of (x) 20 times the greater of (1) the annual fixed rent then payable by Tenant under this Lease in respect of the space demised by such sublease and (2) the annual fixed rent payable by such subtenant under such sublease and (y) $200,000,000, in which case such subtenant shall be deemed to have a financial condition reasonably satisfactory to Landlord, (B) demises (x) at least one or more full floor(s) of the Premises of contiguous space beginning with (and which must include) the highest or lowest floor of a contiguous block of floors of the Premises and/or (y) at least one or more full floor(s) of the Premises which are not part of a contiguous block of contiguous floors comprising the Premises (any such floor(s) of the Building as described in this clause (y) being referred to herein as a “Satellite Floor”); (C) if a Landlord’s Non-Disturbance Agreement has theretofore been delivered by Landlord with respect to an Eligible ND Sublease which is then in effect, (x) demises at least one (1) or more full floors of the Premises which are contiguous to the floors demised pursuant to such existing Eligible ND Sublease (unless the existing Eligible ND Sublease or the sublet premises of the then Eligible ND Sublease for which a Landlord’s Non-Disturbance Agreement is being requested pertains to a Satellite Floor) and (y) has a stated expiration date which is the same day as such existing Eligible ND Sublease and (D) has an initial sublease term (i.e., not including any renewals) of at least 5 years (or, if less than 5 years remain in the Term, the remaining balance of the Term less one day). (c) Notwithstanding anything to the contrary herein contained, it is understood and agreed that Landlord shall have no obligation to deliver a Landlord’s Non- Disturbance Agreement during the continuance of any Material Default. 5.07 Tenant as Subtenant or Assignee. Provided (i) Tenant is not in Material Default, (ii) Tenant is a Viner Tenant and (iii) Landlord does not have Comparable Available Space, if any other tenant of the Building requests Landlord’s approval to sublease all or a portion

- 56 - 78613303.18 of its premises to Tenant, or to assign its lease to Tenant, Landlord shall not (i) withhold consent to such sublease or assignment, in either case, solely by reason of Tenant being the proposed subtenant or assignee, (ii) enforce any restriction in such other tenant’s lease prohibiting or restricting such tenant from subleasing its premises (or a portion thereof) or assigning its lease to another tenant or occupant of the Building or (iii) exercise any so-called “recapture” or “leaseback” right of Landlord contained in such other tenant’s lease with respect to the space proposed to be sublet or assigned to Tenant. “Comparable Available Space” means space in the Building that is then available for lease (or that Landlord reasonably anticipates will become available for lease within the next 3 months) and that is comparable to the space proposed to be sublet or assigned to Tenant in size and in the length of the available term, and that is located in the same elevator bank as the Premises; provided, that if the space proposed to be sublet or assigned to Tenant is contiguous to a floor then leased by Tenant, then space that is not contiguous to a floor then leased by Tenant within the same block of contiguous floors is not deemed to be Comparable Available Space. ARTICLE 6 Subordination; Default; Indemnity 6.01 Subordination. (a) Subject to the provisions of Section 6.01(c), this Lease is subject and subordinate to the priority of the lien of each mortgage (a “Superior Mortgage”) and each underlying lease (a “Superior Lease”) that may now or hereafter affect all or any portion of the Project or any interest therein. The lessor under a Superior Lease is called a “Superior Lessor” and the mortgagee under a Superior Mortgage is called a “Superior Mortgagee”. Tenant shall execute, acknowledge and deliver any instrument reasonably requested by Landlord, a Superior Lessor or Superior Mortgagee to evidence such subordination, but no such instrument shall be necessary to make such subordination effective. Tenant shall execute any amendment of this Lease requested by a Superior Mortgagee or a Superior Lessor; provided, that such amendment shall not result in a material increase in Tenant’s obligations, a material reduction in the benefits or rights available to Tenant, material reduction in Landlord’s obligations, or a material increase in the benefits or rights available to Landlord under this Lease. In the event of the enforcement by a Superior Mortgagee of the remedies provided for by law or by such Superior Mortgage, or in the event of the termination or expiration of a Superior Lease, Tenant, upon request of such Superior Mortgagee, Superior Lessor or any person succeeding to the interest of such mortgagee or lessor (each, a “Successor Landlord”), shall automatically become the tenant of such Successor Landlord without change in the terms or provisions of this Lease (it being understood that Tenant shall, if requested, enter into a new lease on terms identical to those in this Lease), subject to Section 6.01(c). Upon request by such Successor Landlord and subject to the terms of Section 6.01(c) and any SNDA, Tenant shall execute and deliver an instrument or instruments, reasonably requested by such Successor Landlord, confirming the attornment provided for herein, but no such instrument shall be necessary to make such attornment effective. (b) Intentionally Omitted. (c) Concurrently with the execution and delivery of this Lease, (i) Tenant and the Superior Mortgagee and Mezzanine Lender (as defined in Exhibit H-1) existing on

- 57 - 78613303.18 the date of this Lease have entered into a subordination, non-disturbance and attornment agreement (the “Current Superior Mortgagee SNDA”) in the form annexed hereto as Exhibit H-1 and (ii) Tenant and the Superior Lessor existing on the date of this Lease have entered into a recognition, non-disturbance and attornment agreement in the form annexed hereto as Exhibit H-2 (the “Current Superior Lessor SNDA”). Notwithstanding the provisions of Section 6.01(a), Tenant’s obligation to subordinate Tenant’s interest in this Lease to any future Superior Mortgage or Superior Lease is expressly conditioned upon Tenant’s receipt from the Superior Mortgagee or Superior Lessor of a subordination, non-disturbance and attornment agreement substantially in the same form as the Current Superior Mortgagee SNDA or the Current Superior Lessor SNDA, as applicable (or the standard form of subordination, non-disturbance and attornment agreement then utilized by such future Superior Mortgage or Superior Lease with such reasonable modifications as may be requested by Tenant) and provided that such form of subordination, non-disturbance and attornment agreement has substantially the same substantive protections in favor of Tenant as the Current Superior Mortgagee SNDA or the Current Superior Lessor SNDA, as applicable (a subordination, non-disturbance and attornment agreement that satisfies the requirements of this Section 6.01(c) is referred to herein as an “SNDA”). Following the Substantial Completion of Landlord’s Work and satisfaction of all obligations to Tenant thereunder, the provisions of Section 10 of the Current Superior Mortgagee SNDA, and any provisions in Section 3 relating to completion of Landlord’s Work or funds held in the Leasing Reserve (as defined in the Current Superior Mortgagee SNDA), shall not be required to be included in any future SNDA. 6.02 Estoppel Certificate. (a) Within 15 Business Days following request from Landlord (but in no event more than twice in any 12 month period), Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (i) stating the Last Tranche Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tax Payment, Alternate Tax Payments and Operating Payment then payable, (iii) stating whether or not, to the best of Tenant’s knowledge, Landlord is in default under this Lease, and, if Tenant asserts that Landlord is in default, setting forth the specific nature of any such defaults, (iv) stating whether Landlord has failed to complete any work required to be performed by Landlord under this Lease, (v) stating whether there are any sums payable to Tenant by Landlord under this Lease, (vi) stating the amount of the security deposit, if any, under this Lease, (vii) stating whether there are any subleases affecting the Premises, (viii) stating the address of Tenant to which all notices and communications under this Lease shall be sent and (ix) responding to any other matters reasonably requested by Landlord. Tenant acknowledges that any statement delivered pursuant to this Section 6.02(a) may be relied upon by any purchaser or owner of the Project or the Building, or all or any portion of Landlord’s interest in the Project or the Building or under any Superior Lease, or by any Superior Mortgagee or assignee thereof, or by any Superior Lessor or assignee thereof. (b) Within 15 Business Days following request from Tenant (but in no event more than twice in any 12 month period), Landlord shall deliver to Tenant a statement executed and acknowledged by Landlord, in form reasonably satisfactory to Tenant, (i) stating the Last Tranche Commencement Date, the Rent Commencement Date and the Expiration Date, and

- 58 - 78613303.18 that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tax Payment, Alternate Tax Payments, and Operating Payment then payable, (iii) stating whether or not, to Landlord’s knowledge, Tenant is in default under this Lease, and, if Landlord asserts that Tenant is in default, setting forth in reasonable specificity the nature of any such defaults, (iv) stating the amount of the security deposit, if any, under this Lease and (v) responding to any other matters reasonably requested by Tenant. 6.03 Default. This Lease and the term and estate hereby granted are subject to the limitation that: (a) if Tenant defaults in the payment of any Fixed Rent, Tax Payments, Alternate Tax Payments, or Operating Payments, and such default continues for 5 Business Days after Landlord gives to Tenant a notice specifying such default, or (b) if Tenant defaults in the payment of any other sum, and such default continues for 10 Business Days after Landlord gives to Tenant a notice specifying such default, or (c) if Tenant defaults in the keeping, observance or performance of any covenant or agreement (other than a default of the character referred to in Sections 6.03(a), (b) or (d)), and if such default continues and is not cured within 30 days after Landlord gives to Tenant a notice specifying the same, or, in the case of a default that for causes beyond Tenant’s reasonable control cannot with due diligence be cured within such period of 30 days, if Tenant shall not during such 30-day period, (i) advise Landlord of Tenant’s intention duly to institute all steps necessary to cure such default and (ii) institute and thereafter diligently prosecute to completion all reasonable steps necessary to cure the same, or (d) if there shall be any assignment, subletting or other transfer of this Lease or the term and estate granted hereby or of the right to occupy all or any portion of the Premises, whether voluntary, involuntary, by operation of law or otherwise, except as expressly permitted by Article 5 and Tenant fails to cure within 30 days of Landlord’s notice, then, in any of such cases, in addition to any other remedies available to Landlord at law or in equity, Landlord shall be entitled to give to Tenant a notice of intention to end the Term at the expiration of 5 Business Days from the date of the giving of such notice, and, in the event such notice is given, this Lease and the term and estate hereby granted shall terminate upon the expiration of such 5 Business Days with the same effect as if the last of such 5 Business Days were the Expiration Date, but Tenant shall remain liable for damages as provided herein or pursuant to law. 6.04 Re-entry by Landlord. If this Lease shall terminate as provided in Section 6.03, Landlord or Landlord’s agents and employees may immediately or at any time thereafter re- enter into or upon the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Premises. The words “re-enter” and “re-entering” as

- 59 - 78613303.18 used in this Lease are not restricted to their technical legal meanings. Upon such termination or re-entry, Tenant shall pay to Landlord any Rent then due and owing (in addition to any damages payable under Section 6.05). 6.05 Damages. If this Lease is terminated under Section 6.03, or if Landlord re- enters the Premises under Section 6.04, Tenant shall pay to Landlord as damages, at the election of Landlord, either: (a) a sum that, at the time of such termination, represents the then net present (discounted to present value using the Prime Rate on the date damages are calculated) value of the excess, if any, of (1) the aggregate of the Rent that, had this Lease not terminated, would have been payable hereunder by Tenant for the period commencing on the day following the date of such termination or re-entry to and including the Expiration Date over (2) the aggregate fair rental value of the Premises for the same period (for the purposes of this clause (a) the amount of Additional Rent that would have been payable by Tenant under Sections 2.02 and 2.03 shall, for each calendar year ending after such termination or re-entry, be deemed to be equal to the amount of such Additional Rent payable by Tenant for the calendar year immediately preceding the calendar year in which such termination or re-entry shall occur), or (b) sums equal to the Rent that would have been payable by Tenant through and including the Expiration Date had this Lease not terminated or had Landlord not re-entered the Premises, payable upon the due dates therefor specified in this Lease; provided, that if Landlord shall relet all or any part of the Premises for all or any part of the period commencing on the day following the date of such termination or re-entry to and including the Expiration Date, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the actual out of pocket expenses incurred or paid by Landlord in terminating this Lease and of re-entering the Premises and of securing possession thereof, as well as the actual out of pocket expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, brokers’ commissions, and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; provided further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord under this Lease, (ii) in no event shall Tenant be entitled, in any suit for the collection of damages pursuant to this Section 6.05(b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord on account of any period that is the subject of such suit, (iii) if the Premises or any part thereof should be relet in combination with other space, then equitable apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting, and (iv) Landlord shall have no obligation to so relet the Premises and Tenant hereby waives any right Tenant may have, at law or in equity, to require Landlord to so relet the Premises. Suit or suits for the recovery of any damages payable hereunder by Tenant, or any installments thereof, may be brought by Landlord from time to time at Landlord’s election, and nothing contained herein shall require Landlord to postpone suit until the date when the Term would have expired but for such termination or re-entry.

- 60 - 78613303.18 6.06 Other Remedies. Nothing contained in this Lease shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant, subject to Section 6.13. 6.07 Right to Injunction. In the event of a breach or threatened breach by either Landlord or Tenant of any obligations under this Lease, the non-breaching party shall also have the right of injunction. The specified remedies to which the non-breaching party may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the non-breaching party may lawfully be entitled, and the non-breaching party may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for. 6.08 Certain Waivers. Tenant waives and surrenders all right and privilege that Tenant might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after any termination of this Lease. Landlord and Tenant each waive trial by jury in any action in connection with this Lease. 6.09 No Waiver. Failure by either party to declare any default immediately upon the occurrence of such default, or delay in taking any action in connection with such default, shall not waive such default but such party shall have the right to declare any such default at any time thereafter. Any amount paid by either party to the other party may be applied by the receiving party, in the receiving party’s discretion, to any items then owing by the paying party to the receiving party under this Lease. Receipt by the receiving party of a partial payment shall not be deemed to be an accord and satisfaction (notwithstanding any endorsement or statement on any check or any letter accompanying any check or payment) nor shall such receipt constitute a waiver of the paying party’s obligation to make full payment. No act or thing done by either party or such party’s agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by both the receiving party and the vacating party; provided that, with respect to Landlord, such agreement shall also be signed by each Superior Lessor and Superior Mortgagee whose lease or mortgage so requires. 6.10 Holding Over. (a) If Tenant holds over without the consent of Landlord after expiration or termination of this Lease, the parties agree that it is difficult, if not impossible, to ascertain the lost rent that Landlord will suffer as a result of Tenant’s holdover. As a result, Landlord and Tenant have mutually agreed to the following liquidated damages and not as a penalty that Tenant shall pay as holdover rental for the holdover tenancy the Applicable Percentage of the Rent that Tenant was obligated to pay for the last full calendar month immediately preceding the end of the Term. In addition, with respect to Landlord’s damages other than lost rent, if such holdover shall continue for more than 90 days, Tenant shall be liable to Landlord for and indemnify and hold Landlord harmless against (i) any payment or rent concession that Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a “New Tenant”) by reason of the late delivery of space to the New Tenant as a result of Tenant’s holding over or in order to induce such New Tenant not to terminate its lease by reason of the holding over by Tenant, (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by

- 61 - 78613303.18 reason of the holding over by Tenant and (iii) any claim for damages by any New Tenant. No holding over by Tenant after the Term shall operate to extend the Term. Notwithstanding the foregoing, the acceptance of any rent paid by Tenant pursuant to this Section 6.10 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding. “Applicable Percentage” shall mean (A) 125% for the first 30 days of such holdover, (B) 150% for the next 60 days of such holdover, and (C) 200% thereafter; provided, that if Landlord has not entered into a lease with a third party tenant for premises that includes all or a portion of the Premises (and notified Tenant thereof), then the Applicable Percentage shall be 100% for the first 60 days of such holdover (or until such earlier date within such 60 day period upon which Landlord has entered into a lease with a third party and notified Tenant thereof) (e.g., if Landlord has not entered into a lease for all or a portion of the Premises within 60 days after expiration or termination of this Lease, then the Applicable Percentage shall mean (A) 100% for the first 60 days of such holdover, (B) 150% for the next 30 days of such holdover, and (C) 200% thereafter). (b) If Tenant holds over without the consent of Landlord after the expiration or termination of this Lease, then the holdover rent shall be calculated as set forth above; provided, however, that Tenant’s payment of Rent as set forth in this Section 6.10 shall be proportionately reduced for the rentable square feet of the Premises vacated by Tenant during any holdover period on a floor by floor basis (including a partial floor where Tenant does not lease the entire floor) and only to the extent Tenant actually vacates all of the space leased by Tenant on each such floor (all such floors of the Premises so vacated by Tenant, the “Vacated Space”) such that Tenant shall only pay Rent for the rentable square feet of each floor of the Premises all or a portion of which is actually occupied by Tenant during any portion of any holdover period (such floors of the Premises, the “Holdover Space”). Notwithstanding the foregoing, if (a) Landlord has entered into a lease with a third party tenant for premises that include both a portion or all of the Holdover Space and a portion or all of the Vacated Space (such portions of the Holdover Space and Vacated Space, the “Third Party Premises”), (b) Landlord notifies Tenant that Landlord has entered into such lease and such notice includes the date (the “Third Party Tenant Delivery Date”) Landlord intends to deliver such Third Party Premises to such third party tenant (or the date on which Landlord requires possession in order to complete any work that is required to be performed pursuant to such third party lease as a condition to the occurrence of such delivery date), and (c) Tenant actually holds over in the Holdover Space beyond the Third Party Tenant Delivery Date, then Tenant shall also be responsible for holdover rent as determined pursuant to this Section 6.10 from and after the Third Party Tenant Delivery Date with respect to such portion of the Vacated Space not actually delivered to such third party tenant. 6.11 Attorneys’ Fees. If either party places the enforcement of this Lease or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, or if any bankruptcy, insolvency or other similar proceeding is commenced involving the other party, the non-prevailing party shall, upon demand, reimburse the prevailing party for its reasonable attorneys’ fees and disbursements and court costs. 6.12 Nonliability and Indemnification. (a) Neither Landlord, any Superior Lessor or any Superior Mortgagee, nor any partner, member, director, officer, shareholder, principal, agent or employee of Landlord, any Superior Lessor or any Superior Mortgagee

- 62 - 78613303.18 (whether disclosed or undisclosed), shall be liable to Tenant for (i) any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, nor shall the aforesaid parties be liable for any loss of or damage to property of Tenant or of others entrusted to employees of Landlord; provided, that, except to the extent of the release of liability and waiver of subrogation provided in Section 7.03 hereof, the foregoing shall not be deemed to relieve Landlord of any liability to the extent resulting from breach of the Lease, the negligence or willful misconduct of Landlord, its agents or employees in the operation or maintenance of the Premises or the Building or (ii) any loss, injury or damage described in clause (i) above caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work. (b) Tenant shall indemnify, defend and hold harmless Landlord, all Superior Lessors and all Superior Mortgagees and each of their respective partners, members, directors, officers, shareholders, principals, agents and employees (each, a “Landlord Indemnified Party”), from and against any and all claims arising from or in connection with (i) from and after the applicable Commencement Date, the conduct or management of the applicable Tranche or of any business therein, or any work or thing done (other than Landlord’s Work), or any condition created, in or about the Premises, (ii) any act, omission or negligence of Tenant or any person claiming through or under Tenant or any of their respective partners, directors, officers, agents, employees or contractors, (iii) from and after the applicable Commencement Date, any accident, injury or damage occurring in, at or upon the applicable Tranche (or outside the applicable Tranche if arising from or in connection with Tenant’s installations in, or use of, areas outside the Tranche), (iv) any default by Tenant in the performance of Tenant’s obligations under this Lease and (v) any brokerage commission or similar compensation claimed to be due by reason of any proposed subletting or assignment by Tenant (irrespective of the exercise by Landlord of any of the options in Section 5.02(b)); together with all reasonable costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys’ fees and disbursements; provided, that the foregoing indemnity shall not apply to the extent such claim results from the negligence (other than negligence to which the release of liability and waiver of subrogation provided in Section 7.03 applies) or willful misconduct of the Landlord Indemnified Party. (c) Landlord shall indemnify, defend and hold harmless Tenant and Tenant’s partners, members, directors, officers, shareholders, principals, agents and employees (each, a “Tenant Indemnified Party”, and together with “Landlord Indemnified Party”, each, an “Indemnified Party”), from and against any and all claims arising from or in connection with (i) the operation, maintenance or management of the common areas of the Building or the Project, (ii) any negligence or willful misconduct of Landlord or any person claiming through or under Landlord or any of their respective partners, directors, officers, agents, employees or contractors, (iii) any accident, injury or damage occurring in, at or upon the common areas of the Building or the Project, any third party claims arising from or in connection with the performance of Landlord’s Work, (iv) the conduct or management of the common or public areas of the Project or of any business therein, or any work or thing done, or any condition created, in or about the common or public areas of the Project, and (v) any default by Landlord in the performance of Landlord’s obligations under this Lease; together with all costs, expenses and liabilities incurred in connection therewith, including, without limitation, reasonable attorneys’ fees and

- 63 - 78613303.18 disbursements; provided that such indemnity shall not apply to the extent resulting from the negligence or willful misconduct of the Tenant Indemnified Party. (d) If any action or proceeding is brought against any Indemnified Party by reason of any such claim, Landlord or Tenant as the case may be, upon written notice from such Indemnified Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to such Indemnified Party; provided that counsel designated by Landlord or Tenant’s insurer as the case may be shall be deemed satisfactory if reasonably approved in advance by the Indemnified Party. Landlord or Tenant as the case may be and the Indemnified Party shall reasonably cooperate in the defense of any such claim. Landlord or Tenant as the case may be shall not settle any such claim without the prior written consent of the Indemnified Party if such settlement (A) imposes any non-monetary obligation on, or includes any admission of liability by, the Indemnified Party or (B) results in any ongoing liability to, or prejudices or detrimentally impacts the Indemnified Party in any way, including, without limitation, reputation, and such obligation, liability, prejudice, or impact is reasonably expected to be material. An Indemnified Party may, at its own cost and expense, employ counsel with respect to any claim or loss; provided, however, that if such Indemnified Party shall retain counsel because the indemnifying party does not assume control of the defense, or if there is a conflict of interest regarding the substance of the claim between the positions of the indemnifying party and the Indemnified Party (and not merely by reason of the existence of the indemnification obligation), then the reasonable out-of-pocket cost and expense of such counsel shall be paid by the indemnifying party. (e) An Indemnified Party shall notify the indemnifying party in writing promptly after the receipt of notice of a claim or loss for which indemnification may be sought under any provision of this Lease and shall reasonably cooperate with the indemnifying party in defense of such claim. 6.13 Consequential Damages. Notwithstanding anything in this Lease to the contrary, and except as set forth in Section 6.10 above, in no event shall Landlord or Tenant be liable for special, punitive, or consequential damages in matters arising under this Lease or otherwise with respect to the Premises or the Building. ARTICLE 7 Insurance; Casualty; Condemnation 7.01 Compliance with Insurance Standards. (a) Tenant shall not violate, or knowingly permit the violation of, any condition imposed under any insurance policy then issued in respect of the Project (provided, that Tenant either has actual knowledge of such condition or has been given notice of such condition, and such condition is consistent with conditions imposed under policies that are customarily maintained by landlords at Comparable Buildings), or that would increase any insurance rate in respect of the Project over the rate that would otherwise then be in effect or that would result in insurance companies of good standing refusing to insure the Project in amounts reasonably satisfactory to Landlord, or that would result in the cancellation of, or the assertion of any defense by the insurer in whole or in part to claims under, any policy of insurance in respect of the Project. Landlord agrees that the mere use of the Premises for general office purposes, including trading, and ancillary kitchen uses (as opposed to Tenant’s particular

- 64 - 78613303.18 manner of use) will not cause an increase in the cost of insurance for the Project over the rate which would otherwise then be in effect. (b) If, to the extent directly caused by any failure of Tenant to comply with this Lease beyond applicable notice and grace periods, the premium on any insurance carried by Landlord shall be higher than it otherwise would reasonably be expected to be, Landlord shall notify Tenant of same, by written notice accompanied by a letter from the relevant insurance company evidencing the cause of such higher premium(s) and what the premium would have been without such failure, and if after Landlord provides Tenant with such notice Tenant fails to cure such noncompliance within 10 Business Days after receipt of Landlord’s notice, Tenant shall reimburse Landlord, within 30 days after demand, for that part of such premium attributable to such failure on the part of Tenant. A schedule or “make up” of rates for the Building or the Premises, as the case may be, issued by an authorized insurance industry authority for insurance for the Building or the Premises, as the case may be, shall be prima facie evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Project or the Premises, as the case may be. 7.02 Insurance. (a) Tenant, at Tenant’s expense, shall maintain at all times during the Term (it being agreed that, with respect to each Tranche, Tenant’s obligations under this Section 7.02(a) shall commence on, and shall not apply to such Tranche prior to, the Commencement Date for such Tranche): (i) property insurance written on an ISO CP 10 30-Cause of Loss- Special Form, commonly referred to as the “all risk” policy form, or equivalent, including, without limitation, coverage against sprinkler leakage and other damage due to water, insuring all present and future Tenant’s Property and Fixtures and any other personal property leased by or in the care, custody and control of Tenant and located in the Premises in an amount of not less than the full replacement cost thereof, with an agreed amount endorsement (waiving applicable co-insurance clause); (ii) business interruption insurance covering any loss due to the occurrence of any of the hazards insured against by Tenant in Section 7.02(a)(i), in an amount sufficient to cover Tenant’s monetary obligations under this Lease for a period of at least twelve months; (iii) commercial general liability insurance written on an ISO CG 00 01 occurrence policy form or equivalent, including a Separation of Insureds clause and coverage for contractual liability, covering Tenant’s contractual obligations under this Lease as an “insured contract”, personal injury liability, host liquor liability, premises- operations and hazards thereto, as well as liability arising out of this Lease, in respect of the Premises and the conduct or operation of business therein, with each of the Additional Insured Parties as an additional insured (including for ongoing and products-completed operations coverage), which shall be primary, and any other insurance that may be available to Landlord and any such additional insured will be excess and non-contributory, in amounts of not less than $1,000,000 per occurrence and $2,000,000 general aggregate (applying per location) for bodily injury (including death) and property damage liability, $1,000,000 personal and advertising injury, and $2,000,000 products-completed operations

- 65 - 78613303.18 (for which coverage shall be maintained continuously for a minimum period equal to three years after the completion of Tenant’s operations under this Lease); (iv) workers’ compensation in statutory limits together with employer’s liability insurance in amounts of not less than $1,000,000 each accident, $1,000,000 disease policy limit, and $1,000,000 disease each employee; (v) business automobile liability insurance covering liability arising from any auto (including, owned, non-owned, and hired auto, provided that such non- owned and hired auto liability may be satisfied by endorsement to the commercial general liability policy) in an amount of not less than $1,000,000 combined single limit per accident for bodily injury and property damage, with each of the Additional Insured Parties as an additional insured, which shall be primary, and any other insurance that may be available to Landlord and any such additional insured will be excess and non-contributory; (vi) [intentionally deleted]; (vii) umbrella/excess liability insurance on a follow form basis in amounts of not less than $10,000,000 per occurrence and $10,000,000 annual aggregate (applying per location) in excess of commercial general liability, employer’s liability, and automobile liability, as well as liquor liability (if applicable) insurance policies, concurrent to, and not more restrictive than such underlying insurance policies, with each of the Additional Insured Parties as an additional insured. Such umbrella/excess liability policy must be endorsed to provide that it is primary to, and non-contributory with, any other insurance on which any Additional Insured Party is an insured, whether such other insurance is primary, excess, self-insurance, or insurance on any other basis, which must cause the umbrella/excess coverage to be vertically exhausted, whereby such coverage is not subject to any “Other Insurance” provision under Tenant’s umbrella/excess liability policy. The limits of liability may be satisfied by a combination of primary and excess liability insurance; (viii) boiler and machinery, if there is a boiler, supplemental air conditioning unit or pressure object or similar equipment in the Premises, with Landlord, Landlord’s managing agent, if any, and each Superior Lessor and Superior Mortgagee whose name and address shall have been furnished to Tenant, as loss payees as their interests may appear, with limits of not less than the full replacement cost thereof, with an agreed amount endorsement; and (ix) when Alterations are in process, the insurance specified in Section 4.02(f) above. (b) The limits of such insurance shall not limit the liability of Tenant. Tenant shall deliver to Landlord, at least 5 Business Days prior to the applicable Commencement Date, certificates of insurance as evidence of such policies required herein, in form reasonably satisfactory to Landlord and issued by the insurance company or its authorized agent. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord such renewal policy or a certificate thereof prior to the

- 66 - 78613303.18 expiration of any existing policy. In no event will any acceptance of certificates of insurance by Landlord, or failure of Tenant to provide certificates of insurance as required hereunder, be construed as a waiver or limitation of Tenant’s obligations to maintain insurance coverage pursuant to this Section 7.02. Tenant shall endorse all such liability policies to waive rights of subrogation against the Additional Insured Parties. All such policies shall be issued by companies of recognized responsibility licensed to do business in the State of New York and rated by Best’s Insurance Reports or any successor publication of comparable standing as A-VII or better or the then equivalent of such rating. All such policies shall not be canceled, allowed to lapse, or modified unless Landlord and any Additional Insured Parties are given at least 5 Business Days’ prior written notice of such cancellation, lapse, or modification, which shall be afforded by endorsement extending such notice of cancellation rights to Landlord and any Additional Insured Parties. “Additional Insured Parties” means, collectively, Landlord, Landlord’s managing agent, if any, each Superior Lessor and Superior Mortgagee whose name and address shall have been furnished to Tenant, and any other person or entity reasonably requested by Landlord. The deductible or self-insured retention amount required under any insurance policy maintained by Tenant shall be the sole responsibility of Tenant and shall not exceed $100,000, unless otherwise approved by Landlord in writing. Tenant shall cooperate with Landlord in the collection of any insurance moneys that may be due in the event of loss and both parties shall execute and deliver to each other such proofs of loss and other instruments which may be required to recover any such insurance moneys. Landlord may, not more frequently than once every two (2) years, require that the amount of the insurance to be maintained by Tenant under this Section 7.02 be increased (but only to the extent reasonably required for Comparable Buildings), so that the amount thereof adequately protects Landlord’s interest. (c) Landlord shall carry throughout the term of the Lease (i) all risk full replacement cost fire and extended coverage insurance on the Building and all improvements therein, including a rent loss endorsement for at least 12 months, (ii) comprehensive general liability insurance with respect to all common areas of the Building in an amount not less than that required of Tenant with respect to the Premises and naming Tenant as an additional insured, as its interests may appear, and (iii) workers’ compensation and employers’ liability insurance equal to the greater of statutory requirements or that required of Tenant under the Lease with respect to its employees, in each case in such amounts and with such coverages as are consistent with those maintained by Comparable Buildings. 7.03 Subrogation Waiver. Landlord and Tenant shall each include in each of its insurance policies (insuring the Building in case of Landlord, and insuring Tenant’s Property and Fixtures in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer’s right of subrogation against the other party during the Term or, if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (b) any other form of permission for the release of the other party. Each party hereby releases the other party with respect to any claim (including a claim for negligence) that it might otherwise have against the other party for loss, damage or destruction with respect to its property occurring during the Term to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability.

- 67 - 78613303.18 7.04 Condemnation. (a) If there shall be a total taking of the Building or Premises in condemnation proceedings or by any right of eminent domain, this Lease and the term and estate hereby granted shall terminate as of the date of taking of possession by the condemning authority and all Rent shall be prorated and paid as of such termination date. If there shall be a taking of any material (in Landlord’s reasonable judgment) portion of the Land or the Building (whether or not the Premises are affected by such taking), provided Landlord is terminating at least 75% of the then-leased rentable square footage of the office space then leased in the Building, then Landlord may terminate this Lease and the term and estate granted hereby by giving notice to Tenant within 60 days after the date of taking of possession by the condemning authority. If there shall be a taking of the Premises of such scope (but in no event less than 20% thereof) that the untaken part of the Premises would in Tenant’s reasonable judgment be uneconomic to operate or access to the Premises shall be materially impaired for 180 days, then Tenant may terminate this Lease and the term and estate granted hereby by giving notice to Landlord within 60 days after the date of taking of possession by the condemning authority. If either Landlord or Tenant shall give a termination notice as aforesaid, then this Lease and the term and estate granted hereby shall terminate as of the date of such notice and all Rent shall be prorated and paid as of such termination date. In the event of a taking of the Premises that does not result in the termination of this Lease (i) the term and estate hereby granted with respect to the taken part of the Premises shall terminate as of the date of taking of possession by the condemning authority and all Rent shall be appropriately abated for the period from such date to the Expiration Date and (ii) Landlord shall with reasonable diligence restore the remaining portion of the Premises (exclusive of Tenant’s Property) as nearly as practicable to its condition prior to such taking. (b) In the event of any taking of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including, without limitation, any award made for the value of the estate vested by this Lease in Tenant or any value attributable to the unexpired portion of the Term, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant’s Property, improvements or moving expenses, provided the same do not include any value of the estate vested by this Lease in Tenant or of the unexpired portion of the Term. (c) If all or any part of the Premises shall be taken for a limited period, not to exceed 180 days, Tenant shall be entitled, except as hereinafter set forth, to that portion of the award for such taking that represents compensation for the use and occupancy of the Premises, for the taking of Tenant’s Property, improvements and for moving expenses, and Landlord shall be entitled to that portion that represents reimbursement for the cost of restoration of the Premises. This Lease shall remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations under this Lease to the extent such obligations are not affected by such taking and shall continue to pay in full all Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award that represents compensation for the use and occupancy of the Premises shall be apportioned between Landlord and Tenant as of the Expiration Date. Any award for temporary use and occupancy for a period beyond the date to

- 68 - 78613303.18 which the Rent has been paid shall be paid to, held and applied by Landlord as a trust fund for payment of the Rent thereafter becoming due. (d) In the event of any taking that does not result in termination of this Lease, (i) Landlord, whether or not any award shall be sufficient therefor, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises that constitute Tenant’s Property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes that Landlord deems desirable) and so as to constitute a complete and rentable Building and Premises and (ii) Tenant, whether or not any award shall be sufficient therefor, shall proceed with reasonable diligence to repair the remaining parts of the Premises that constitute Tenant’s Property, to substantially their former condition to the extent that the same may be feasible, subject to reasonable changes that shall be deemed Alterations. 7.05 Casualty. (a) If the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty or rendered Untenantable (each, a “Casualty”) and if this Lease is not terminated as provided below, then (i) Landlord shall repair and restore the Building and the Premises (excluding all Fixtures and Tenant’s Property) with reasonable dispatch (but Landlord shall not be required to perform the same on an overtime or premium pay basis) to substantially the same condition as before the Casualty after notice to Landlord of the Casualty and the collection of the insurance proceeds attributable to such Casualty and (ii) Tenant shall repair and restore in accordance with Section 4.02 all Fixtures and Tenant’s Property with reasonable dispatch after Landlord shall have substantially completed repair and restoration of the Building and the Premises (excluding all Fixtures and Tenant’s Property); provided, that Tenant shall repair and restore in accordance with Section 4.02 hereof all Tenant’s Property and Fixtures with reasonable dispatch immediately after the Casualty to the extent (x) such repair and restoration is necessary to permit Landlord to commence, perform and complete repair and restoration of the Building and the Premises or (y) in accordance with good construction practice, such work should be performed prior to, or concurrently with, repair and restoration of the Building and the Premises. Notwithstanding anything to the contrary contained herein, Tenant’s restoration obligations set forth in this Section 7.05 shall not apply with respect to any applicable Tranche until after the Commencement Date for the applicable Tranche has occurred, and if all or any portion of the Premises relating to a Tranche is damaged by Casualty following the Commencement Date for such Tranche, Landlord shall be obligated to restore such portion of the Premises subject to and in accordance with the provisions of this Section 7.05. (b) If all or part of the Premises shall be rendered Untenantable by reason of a Casualty after the Last Tranche Commencement Date (or by reason of a Casualty occurring prior to the Last Tranche Commencement Date as a result of which all or part of the Premises remains Untenantable on the Rent Commencement Date), the Fixed Rent and the Additional Rent under Sections 2.02 and 2.03 shall be abated in the proportion that the Untenantable area of the Premises bears to the total area of the Premises, for the period from the later of the date of the Casualty and the Rent Commencement Date to (i) the date the Premises ceases to be Untenantable (provided, that if the Premises would have ceased to be Untenantable at an earlier date but for Tenant having failed diligently to prosecute repairs or restoration, then the Premises shall be deemed to have ceased to be Untenantable on such earlier date and the abatement

- 69 - 78613303.18 shall cease) or (ii) the date Tenant or any subtenant reoccupies such portion of the Premises for the ordinary conduct of business (in which case the Fixed Rent and the Additional Rent allocable to such reoccupied portion shall be payable by Tenant from the date of such occupancy). If fifty percent (50%) or more of any floor of the Premises is Untenantable and as a result thereof Tenant is not reasonably able to (and does not) use the balance of such floor, Tenant shall be entitled to an abatement of Rent allocable to such entire floor, and if seventy-five percent (75%) or more of the Premises is Untenantable and as a result thereof Tenant is not reasonably able to (and does not) use the balance of the Premises, Tenant shall be entitled to an abatement of Rent for the entire Premises. Notwithstanding the foregoing, if Tenant is unable to use its server room (or other critical IT infrastructure serving the Premises) as a result of such Casualty and as a result thereof Tenant is unable to (and does not) use the entire Premises, then the entire Premises shall be deemed to be Untenantable. Landlord’s written determination of the date the Premises is tenantable shall be controlling unless Tenant disputes same by notice to Landlord within 10 Business Days after Tenant’s receipt of written notice from Landlord of such determination by Landlord, and pending resolution of such dispute, Tenant shall pay Rent in accordance with Landlord’s determination. Notwithstanding the foregoing, if by reason of any act or omission by Tenant, any subtenant or any of their respective partners, directors, officers, employees, agents or contractors, Landlord, any Superior Lessor or any Superior Mortgagee shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to the Casualty, then, without prejudice to any other remedies that may be available against Tenant, there shall be no abatement of Rent. (c) If by reason of a Casualty (i) the Building shall be totally damaged or destroyed or (ii) the Building shall be so damaged or destroyed (whether or not the Premises are damaged or destroyed) that Landlord’s repair or restoration shall require more than 270 days or the expenditure of more than 40% of the full insurable value of the Building (which, for purposes of this Section 7.05(c), shall mean replacement cost less the cost of footings, foundations and other structures below the street and first floors of the Building) immediately prior to the Casualty, then in either case Landlord may terminate this Lease by notice given to Tenant within 90 days after the Casualty, provided that Landlord is also terminating or has terminated at least 85% of all office leases in the Building (including this Lease). If Landlord exercises such termination option in accordance with the foregoing, (A) the Term shall expire by lapse of time 60 days after Landlord’s notice is given to Tenant and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of this Lease, (B) all Rent shall be prorated and paid as of such termination date (prepaid Rent, if any, will be refunded by Landlord to Tenant) and (C) Landlord shall be entitled to the proceeds of property insurance policies held by Tenant providing coverage for Fixtures, but only to the extent of the unamortized value (amortized on a straight line basis from the applicable Commencement Date or later date of installation or payment through the termination date) of any such Fixtures that were installed or paid for by Landlord, whether by contribution, offset or otherwise. (d) Supplementing the foregoing provisions of this Section 7.05, within 90 days after Landlord has actual knowledge of any material Casualty (i.e., any Casualty for which Tenant shall have a termination right pursuant to this Section 7.05(d)), Landlord shall deliver to Tenant an estimate prepared by a reputable and independent contractor setting forth such contractor’s reasonable estimate as to the time reasonably required for Landlord to Substantially Complete the

- 70 - 78613303.18 restoration described in Section 7.05(a) hereof (“Landlord’s Restoration Period”) and Tenant’s restoration of the leasehold improvements to the condition prior to the Casualty described in Section 7.05(a) hereof (“Tenant’s Restoration Period”) so that the Premises are no longer Untenantable (such statement that Landlord gives to Tenant being referred to herein as the “Casualty Statement” and Landlord’s Restoration Period and Tenant’s Restoration Period together being referred to as the “Restoration Period”). If (x) in the case of a Casualty occurring after the Last Tranche Commencement Date, 40% or more of the Premises is Untenantable by reason of a Casualty and the estimated Restoration Period exceeds 12 months from the date of the Casualty or (y) in the case of a Casualty occurring prior to the Last Tranche Commencement Date, the Last Tranche Commencement Date is not reasonably anticipated to occur by the date that is 12 months after the applicable Outside Tranche Delivery Date by reason of such Casualty (as applicable, the “Tenant Termination Conditions”), then Tenant may elect to terminate this Lease by giving notice to Landlord not later than the 45th day after the date that Landlord gives the Casualty Statement to Tenant. If (i) such Casualty affecting 40% or more of the Premises occurs during the last two (2) years of the Term and such estimated Restoration Period exceeds 180 days from the date of the Casualty, or (ii) such Casualty affecting 40% or more of the Premises occurs during the last 12 months of the Term and such estimated Restoration Period exceeds 120 days from the date of the Casualty, either party may elect to terminate this Lease by giving notice to the other party not later than the 45th day after the date that Landlord gives the Casualty Statement to Tenant (provided, that if Landlord shall exercise such termination right under the circumstances described in clause (i) above, then so long as Tenant satisfies the conditions to exercise the Renewal Option under Article 9 hereof, Tenant shall have the right to nullify such termination by Landlord by delivering a Renewal Notice to Landlord no later than the earlier of (x) 10 Business Days after delivery of such termination notice by Landlord and (y) the outside date for delivery of the Renewal Notice under Section 9.01(b) (i.e., at least 12 months before the last day of the initial Term), time being of the essence). If Tenant or Landlord shall exercise such election to terminate this Lease pursuant to this clause (d) (and, in the case of a termination by Landlord, such election is not nullified by Tenant as set forth above), then this Lease shall terminate on the 45th day after the date that such party gives the other party such termination notice, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the terms of this Lease. In addition, in the case of clause (x) above, if the Tenant Termination Conditions were not satisfied, or if the Tenant Termination Conditions were satisfied and Tenant did not elect to terminate, and Landlord shall fail to Substantially Complete the restoration described in Section 7.05(a) hereof on or prior to the date that is the last day of Landlord’s Restoration Period (as such date shall be extended by the number of days of delay resulting from Unavoidable Delay, not to exceed 90 days in the aggregate) (such date, as so extended, the “Outside Landlord Restoration Date”), then Tenant may elect to terminate this Lease by giving notice to Landlord within 30 days after the Outside Landlord Restoration Date and prior to the date that Landlord Substantially Completes such restoration, in which case this Lease shall terminate on the 30th day after the date that Tenant gives Landlord such notice, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the terms of this Lease; provided, that if Landlord Substantially Completes such restoration prior to such 30th day, Tenant’s notice shall be deemed void and this Lease shall continue in full force and effect. Tenant’s rights under this Section 7.05(d) shall apply whether or not Landlord shall have delivered a Casualty Statement.

- 71 - 78613303.18 (e) After the applicable Commencement Date for each Tranche, Landlord shall not carry any insurance on any Tenant’s Property or Fixtures with respect to Tranches for which the Commencement Date has occurred and shall not be obligated to repair or replace Tenant’s Property or Fixtures with respect to those Tranches for which the Commencement Date has occurred. Tenant shall look solely to Tenant’s insurance for recovery of any damage to or loss of Tenant’s Property or Fixtures. Tenant shall notify Landlord promptly of any Casualty in the Premises. (f) This Section 7.05 shall be deemed an express agreement governing any damage or destruction of the Premises by fire or other casualty, and Section 227 of the RPL providing for such a contingency in the absence of an express agreement, and any other law of like import now or hereafter in force, shall have no application. ARTICLE 8 Miscellaneous Provisions 8.01 Notice. All notices, demands, consents, approvals, advices, waivers or other communications that may or are required to be given by either party to the other under this Lease (each, “Notice”) shall be in writing and shall be delivered by (a) personal delivery, (b) the United States mail, certified, except as otherwise provided in the Lease, or registered, postage prepaid, return receipt requested or (c) a nationally recognized overnight courier, in each case addressed as follows: If to Landlord: RXR Realty 625 RXR Plaza Uniondale, New York 11556 Attention: Frank Pusinelli, Building Management with a copy to: RXR Realty 625 RXR Plaza Uniondale, New York 11556 Attention: Jason Barnett, Esq., Office of General Counsel and a copy to: RXR Realty 75 Rockefeller Plaza, Suite 1400 New York, New York 10019 Attention: William Elder If to Tenant:

- 72 - 78613303.18 Prior to the Last Tranche Commencement Date, to: 85 Broad Street New York, New York 10004 Attention: General Counsel From and after the Last Tranche Commencement Date, to the same persons at the Premises; and, in either case, with a copy to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 Attention: Joanne Franzel, Esq. or to such other place as the party to be notified may from time to time designate by at least 5 days’ notice to the notifying party. Notices from Landlord may be given by Landlord’s managing agent, if any, or by Landlord’s attorney. Notices from Tenant may be given by Tenant’s attorney. Each Notice shall be deemed to have been given on the date such Notice is actually received as evidenced by a written receipt therefor, and in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure. 8.02 Building Rules. Tenant shall comply with, and Tenant shall cause its licensees, employees, contractors, agents and invitees to comply with, the rules of the Building set forth in Exhibit C, as the same may be reasonably modified or supplemented by Landlord from time to time upon reasonable prior notice to Tenant for the safety, care and cleanliness of the Premises and the Building and for preservation of good order therein (the “Rules and Regulations”); provided that any modification or supplementation shall not result in a material increase in Tenant’s obligations, or a material reduction in the benefits or rights available to Tenant, a material reduction in Landlord’s obligations, or a material increase in the benefits or rights available to Landlord, in each case, unless such modification or supplementation is required in order to comply with any Laws. Landlord shall not be obligated to enforce the Rules and Regulations against Tenant or any other tenant of the Building or any other party, and Landlord shall have no liability to Tenant by reason of the violation by any tenant or other party of the Rules and Regulations; provided, that Landlord shall enforce the Rules and Regulations in a manner that does not discriminate against Tenant. Notwithstanding the foregoing, if any other tenant or occupant of the Project violates the Rules and Regulations, Tenant may request in writing to Landlord that Landlord use reasonable efforts to cause such other tenant or occupant to comply with such Rules and Regulations, and Landlord shall use reasonable efforts to do so; provided, that (i) the existence of such violation has a material and adverse effect on Tenant’s use and enjoyment of the Premises or access thereto and (ii) in no event will Landlord have any obligation to terminate or pursue the termination of such other tenant’s or occupant’s lease or other agreement governing occupancy. If any Rules and Regulations shall conflict with any provision of this Lease, such provision of this Lease shall govern. Notwithstanding the foregoing, prior to taking any enforcement action against Tenant for any alleged violation of the Rules and Regulations,

- 73 - 78613303.18 Landlord shall provide Tenant with written notice of such violation and a reasonable opportunity to cure any such alleged violation. 8.03 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law. 8.04 Certain Definitions. (a) “Landlord” means only the owner, at the time in question, of the Building or that portion of the Building of which the Premises are a part, or of a lease of the Building or that portion of the Building of which the Premises are a part, so that in the event of any transfer or transfers of title to the Building or of Landlord’s interest in a lease of the Building or such portion of the Building, the transferor shall remain liable for all liabilities and obligations prior to the transfer unless the transferee assumes such obligations in writing in which case the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed all obligations and liabilities of Landlord during the period it is the holder of Landlord’s interest under this Lease. (b) “Landlord shall have no liability to Tenant” or words of similar import mean that Tenant is not entitled to terminate this Lease, or to receive any abatement or diminution of Rent, or to be relieved in any manner of any of its other obligations under this Lease, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant’s use or occupancy of the Premises unless otherwise expressly provided herein. (c) “Unavoidable Delay” means Landlord’s or Tenant’s inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by Landlord or Tenant (including, without limitation, Landlord’s or Tenant’s inability to make or delay in making any repairs, additions, alterations, improvements or decorations, or Landlord’s or Tenant’s inability to supply or delay in supplying any equipment or fixtures), if Landlord’s and/or Tenant’s inability or delay is due to or arises by reason of strikes, labor troubles or disruptions (other than those specific to the Building or to Landlord and/or Landlord’s Affiliates (such strikes, labor troubles and disruptions specific to the Building or to Landlord and/or Landlord’s Affiliates being referred to as “Landlord Labor Troubles”)), unanticipated disruption in the supply chain, or by accident, or by any cause whatsoever beyond Landlord’s or Tenant’s reasonable control, including, without limitation, Laws, other governmental actions, unavailability of labor, fuel, steam, water, electricity or materials, acts of God, enemy or terrorist action, civil commotion, actual or threatened health emergency (including, without limitation, epidemic, pandemic, famine, disease, plague, quarantine, and other health risk), fire or other casualty. For purposes of this Lease, Unavoidable Delays shall be deemed to exist only if Landlord or Tenant (as the case may be) promptly notifies the other party in writing of such delay and, after such initial notification promptly after request of the other party, Landlord or Tenant (as the case may be) notifies the other party of the status of such delay. If a party fails to promptly notify the other party in writing of such Unavoidable Delay, then such Unavoidable Delay shall not be deemed to have

- 74 - 78613303.18 commenced until such notice is provided to the other party. Each party shall use all commercially reasonable efforts to mitigate the delay caused by any Unavoidable Delay to the extent reasonably commercially practicable, but without the necessity of employing overtime or premium pay labor unless such party elects to do so within its sole discretion or unless the other party elects to pay for such overtime or premium pay labor. Notwithstanding the foregoing, under no circumstances will non-payment of money (including non-payment of funds for Landlord’s Work or other work required to be performed by Landlord) be deemed to be or to have caused an Unavoidable Delay. (d) “Material Default” means a default by Tenant in (x) the performance of any material non-monetary obligation that continues beyond the expiration of any applicable notice and/or cure period therefor, or (y) the payment of any Rent that continues beyond the expiration of any applicable notice and/or cure period. (e) “Consumer Price Index” means the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, New York-Northeastern New Jersey Area (1982-84=100), or any successor index thereto, appropriately adjusted; provided, that if there shall be no successor index, a substitute index shall be reasonably selected by Landlord. Wherever this Lease provides that a dollar amount is subject to the “CPI Adjustment”, such amount shall be adjusted on each anniversary of the Last Tranche Commencement Date to equal the sum of (i) such amount plus (ii) the product of (A) such amount multiplied by (B) the percentage of increase, if any, in the Consumer Price Index for the month prior to the month in which the applicable anniversary occurs over the Consumer Price Index for the month prior to the month in which the Last Tranche Commencement Date occurs. 8.05 Quiet Enjoyment. Tenant shall and may peaceably and quietly have, hold and enjoy the Premises, subject to the other terms of this Lease and to Superior Leases and Superior Mortgages, provided that this Lease is in effect. 8.06 Limitation of Personal Liability. Tenant shall look solely to Landlord’s interest in the Project for the recovery of any judgment against Landlord, including rental income, profit, net proceeds (including, without limitation, condemnation awards and insurance proceeds), and no other property or assets of Landlord or Landlord’s partners, members, shareholders, officers, directors or principals, direct or indirect, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease. Notwithstanding any other terms of the Lease to the contrary, Landlord shall look only to Tenant (and any successor to Tenant) and its assets, and not to Tenant’s (or a successor to Tenant’s) partners, members, shareholders, officers, directors or principals, direct or indirect, disclosed or undisclosed, or their assets, for the enforcement of any remedy against Tenant (or a successor to Tenant) or satisfaction of any judgment against Tenant (or a successor to Tenant) in connection with the Lease. In this regard, none of Tenant’s (or a successor to Tenant’s) partners, members, shareholders, officers, directors or principals shall have any responsibility or liability for the performance of Tenant’s (or a successor of Tenant’s) obligations under the Lease. 8.07 Counterclaims. If Landlord commences any summary proceeding or action for nonpayment of Rent or to recover possession of the Premises, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding or action, unless Tenant’s

- 75 - 78613303.18 failure to interpose such counterclaim in such proceeding or action would result in the waiver of Tenant’s right to bring such claim in a separate proceeding under applicable law or such counterclaim pertains to any express right of offset hereunder. 8.08 Survival. All obligations and liabilities of Landlord or Tenant to the other that accrued before the expiration or other termination of this Lease and all such obligations and liabilities that by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to Tax Payments, Alternate Tax Payments, Operating Payments and any other amounts payable or refundable under this Lease, shall survive the expiration or other termination of this Lease. 8.09 Certain Remedies; Arbitration. (a) If Tenant requests Landlord’s consent and Landlord fails or refuses to give such consent, Tenant shall not be entitled to any damages for any withholding of Landlord’s consent (unless a court of competent jurisdiction or an arbitrator determining whether or not Landlord has reasonably withheld, conditioned, or delayed its consent has determined that Landlord acted in bad faith), it being intended that Tenant’s sole remedy shall be an action for specific performance or injunction or arbitration, and that such remedy shall be available only in those cases where this Lease provides that Landlord shall not unreasonably withhold its consent. No dispute relating to this Lease or the relationship of Landlord and Tenant under this Lease shall be resolved by arbitration unless this Lease expressly provides for, or permits, such dispute to be resolved by arbitration. (b) (i) Either party shall have the right to submit a dispute relating to (w) the reasonableness of the grant or denial of a consent or other determination by the other party when, pursuant to the provisions of this Lease, such other party’s consent was not to be unreasonably withheld, conditioned, or delayed, (x) the reasonableness of a party’s determination or a party’s satisfaction when, pursuant to the provisions of this Lease, a matter or condition was to be reasonably determined by a party or satisfied to a party’s reasonable satisfaction, (y) any matter or condition which shall be as mutually agreed upon by the parties or (z) any other matter for which arbitration is expressly provided as a means of dispute resolution pursuant to the terms of this Lease (except for matters for which a different arbitration procedure is expressly provided), to final and binding arbitration in New York, New York administered by JAMS in accordance with JAMS Streamlined Arbitration Rules and Procedures in effect at that time (or, if JAMS is no longer in existence, then administered by National Arbitration and Mediation (“NAM”), in accordance with NAM’s Comprehensive Dispute Resolution Rules and Procedures; and if NAM is no longer in existence, then administered by the American Arbitration Association under the Expedited Procedures of its Commercial Arbitration Rules in effect at that time; and if none of the preceding remains in existence, by the expedited arbitration procedures of any succeeding or substantially similar dispute resolution organization). A single arbitrator will be selected pursuant to such rules and procedures (the “JAMS Arbitrator”). The parties agree that: (1) the unsuccessful party in such arbitration will pay to the successful party all reasonable attorneys’ fees and disbursements incurred by the successful party in connection with such arbitration, and will pay any fees and disbursements due to JAMS (or the organization administering the arbitration) and the JAMS Arbitrator and, to the extent the “successful” party cannot be clearly identified, each party will

- 76 - 78613303.18 bear its own costs and expenses and the parties will pay their equal share of any fees and disbursements due to JAMS (or the organization administering the arbitration) and the JAMS Arbitrator; (2) arbitration pursuant to this Section 8.09(b)(i) is intended to be the sole and exclusive method of arbitration to be utilized by the parties and the sole and exclusive dispute resolution method to be utilized by the parties concerning any dispute described in clauses (w), (x), (y) or (z) of this Section 8.09(b); (3) judgment may be had on the decision and award of the arbitrator so rendered in any court of competent jurisdiction (each party hereby consenting to the entry of such judgment in any such court); (4) the JAMS Arbitrator shall have no right to award damages (though the foregoing shall not preclude the JAMS Arbitrator from issuing a determination that results in the payment or credit from one party to the other if such payment or credit is the subject matter of such arbitration); and (5) any decision or award rendered in such arbitration, whether or not such decision or award has been entered for judgment, shall be final and binding upon Landlord and Tenant and shall constitute an “award” by the JAMS Arbitrator within the meaning of the applicable arbitration rules and Laws. The JAMS Arbitrator will be bound by the provisions of this Lease and will not have the power to add to, subtract from or otherwise modify such provisions, and will have the authority to, and may, order specific performance to remedy any breach of the terms of this Lease. The JAMS Arbitrator will consider only the specific issues submitted to him/her for resolution, and will be directed to make a determination as to the “successful” party or a specific determination that there is no prevailing party. If any party fails to appear at a duly scheduled and noticed hearing, the JAMS Arbitrator is hereby expressly authorized to enter judgment for the appearing party. The JAMS Arbitrator shall be directed by both parties to issue a determination that provides an explanation of his/her decision with reasonable specificity. Landlord and Tenant shall each have the right to appear and be represented by counsel before said JAMS Arbitrator and to submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate under the circumstances. Neither party shall have ex parte communications with any arbitrator selected under this Section 8.09(b) following his or her selection and pending completion of the arbitration hereunder. (ii) Any JAMS Arbitrator acting under this Section 8.09 in connection with any matter shall (1) be experienced in the field to which the dispute relates, (2) have been actively engaged in such field for a period of at least 10 years before the date of his or her appointment as a JAMS Arbitrator hereunder, (3) be sworn fairly and impartially to perform his or her respective duties as a JAMS Arbitrator hereunder, (4) not be an employee or past employee of Landlord or Tenant or of any other Person that controls, is controlled by or is under common control with Landlord or Tenant and (5) never have represented or been retained for any reason whatsoever by Landlord or Tenant or any other Person that controls, is controlled by or is under common control with Landlord or Tenant. (iii) Landlord and Tenant agree to sign all documents and to do all other things reasonably necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. For such period, if any, as this agreement to arbitrate is not

- 77 - 78613303.18 legally binding or the arbitrator’s award is not legally enforceable, the provisions requiring arbitration shall be deemed deleted and matters to be determined by arbitration shall be subject to litigation. (iv) The provisions of this Section 8.09(b) shall survive the expiration or sooner termination of this Lease. 8.10 No Offer. The submission by Landlord of this Lease in draft form shall be solely for Tenant’s consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed a lease and duplicate originals thereof shall have been delivered to the respective parties. 8.11 Captions; Construction. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Landlord’s or Tenant’s part to be performed shall be deemed and construed as a separate and independent covenant of such party, not dependent on any other provision of this Lease. 8.12 Amendments. This Lease may not be altered, changed or amended, except by an instrument in writing signed by both Landlord and Tenant. 8.13 Brokers. Each party represents to the other that such party has dealt with no broker other than the Brokers in connection with this Lease or the Building, and each party shall indemnify and hold the other harmless from and against all loss, cost, liability and expense (including, without limitation, reasonable attorneys’ fees and disbursements) arising out of any claim for a commission or other compensation by any broker other than the Brokers who alleges that it has dealt with the indemnifying party in connection with this Lease or the Building. In addition, Landlord shall indemnify and hold Tenant harmless from and against any claim for a commission or other compensation by any of the Brokers arising from Landlord’s failure to pay such commission in accordance with its agreement with the Brokers. Landlord shall enter into a separate agreement with the Brokers that provides that, if this Lease is executed and delivered by both Landlord and Tenant, Landlord shall pay to the Brokers a commission to be agreed upon between Landlord and the Brokers, subject to, and in accordance with, the terms and conditions of such agreement. 8.14 Merger. Tenant acknowledges that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or SNDA. This Lease or SNDA embodies the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, understandings and statements, oral or written, with respect thereto are merged in this Lease. 8.15 Successors. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant,

- 78 - 78613303.18 its successors, and to the extent that an assignment may be approved by Landlord or is expressly permitted under the terms of this Lease, Tenant’s assigns. 8.16 Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any principles of conflicts of laws. 8.17 No Development Rights. Tenant acknowledges that it has no right, title or interest in or to any development rights, air rights or comparable rights appurtenant to the Project, and Tenant consents, without further consideration, to any utilization of such rights by Landlord. Tenant shall promptly execute and deliver any instruments that may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 8.17 shall be construed as an express waiver by Tenant of any interest Tenant may have as a “party in interest” (as such term is used in the definition of “zoning lot” in Section 12-10 of the Zoning Resolution of the City of New York) in the Project. 8.18 Condominium. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate in all respects to any condominium declaration and any other documents (collectively, the “Declaration”) that are or shall be recorded in order to convert the Land and the improvements erected thereon to a condominium form of ownership in accordance with the provisions of Article 9-B of the RPL or any successor thereto, provided the Declaration does not include other terms that increase Tenant’s monetary obligations or (other than to a de minimis extent) non-monetary obligations under this Lease, reduce Tenant’s rights or (other than to a de minimis extent) non-monetary obligations under this Lease, or reduce Landlord’s obligations or increase Landlord’s rights under this Lease. If any such Declaration is to be recorded, Tenant, upon the request of Landlord, shall enter into an amendment of this Lease reasonably acceptable to Tenant confirming such subordination and modifying this Lease in such respects as shall be necessary to conform to such condominiumization, including, without limitation, appropriate adjustments to Tenant’s Share and appropriate reductions in the Operating Expenses for the Base Operating Year and the Base Tax Amount; provided, that, such amendment shall not increase Tenant’s monetary obligations or (other than to a de minimis extent) non- monetary obligations under this Lease, reduce Tenant’s rights or (other than to a de minimis extent) non-monetary obligations under this Lease, or reduce Landlord’s obligations or increase Landlord’s rights under this Lease. Notwithstanding the foregoing, Tenant shall receive a subordination, non-disturbance and attornment agreement from the board of managers of such condominium containing such terms and conditions reasonably satisfactory to Tenant (“Condominium SNDA”). Landlord shall pay or reimburse Tenant for all reasonable costs and expenses incurred by Tenant, including, without limitation, reasonable attorneys’ fees, incurred by Tenant in connection with the aforesaid amendment and Condominium SNDA. 8.19 Embargoed Person. Landlord and Tenant each represent that as of the date of this Lease, and Landlord and Tenant each covenant that throughout the term of this Lease: (a) it is not, and shall not be, an Embargoed Person, (b) none of the funds or other assets (other than publicly traded shares) of such party are or shall constitute property of, or are or shall be beneficially owned, directly or indirectly, by any Embargoed Person, (c) no Embargoed Person shall have any interest of any nature whatsoever in such party, with the result that the investment

- 79 - 78613303.18 in such party is or would be blocked or prohibited by law or that this Lease and performance of the obligations hereunder are or would be blocked or in violation of law and (d) none of the funds of such party are, or shall be derived from, any activity with the result that the investment in such party (whether directly or indirectly) is or would be blocked or in violation of law or that this Lease and performance of the obligations hereunder are or would be in violation of law. “Embargoed Person” means a person, entity or government (i) identified on the Specially Designated Nationals and Blocked Persons List maintained by the United States Treasury Department Office of Foreign Assets Control and/or any similar list maintained pursuant to any authorizing statute, executive order or regulation and/or (ii) subject to trade restrictions under United States law, including, without limitation, the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such laws, with the result that the investment in such party is or would be prohibited by law or this Lease is or would be in violation of law and/or (iii) subject to blocking, sanction or reporting under the USA Patriot Act, Executive Order 13224 and/or Title 31 of the U.S. Code of Federal Regulations, in each case as amended from time to time; and any other law or Executive Order or regulation through which the U.S. Department of the Treasury has or may come to have sanction authority. If any representation made by either Landlord or Tenant pursuant to this Section 8.19 shall become untrue such party shall within 10 days notify the other party thereof, which notice shall set forth in reasonable detail the reasons why such representation has become untrue and shall be accompanied by any relevant notices from, or correspondence with, the applicable governmental agency or agencies. 8.20 REIT. Tenant acknowledges that Landlord and/or certain beneficial owners of Landlord may from time to time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Code or as entities described in Section 511(a)(2) of the Code, and that avoiding (i) the loss of such status, (ii) the receipt of any income derived under any provision of this Lease that does not constitute “rents from real property” (in the case of real estate investment trusts) or that constitutes “unrelated business taxable income” (in the case of entities described in Section 511(a)(2) of the Code) and (iii) the imposition of penalty or similar taxes (each, an “Adverse Event”) is of material concern to Landlord and such beneficial owners and Tenant’s agreement herein contained regarding the avoidance of an Adverse Event is a material inducement to Landlord entering into this Lease. If this Lease or any provision thereof could, in the opinion of counsel to Landlord, result in or cause an Adverse Event, Tenant shall cooperate with Landlord in amending or modifying this Lease and shall at the request of Landlord execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification pursuant to this Section 8.20 shall be structured so as not to increase Tenant’s monetary obligations or (other than to a de minimis extent) non-monetary obligations under this Lease, reduce Tenant’s rights or (other than to a de minimis extent) non-monetary obligations under this Lease, or reduce Landlord’s obligations or increase Landlord’s rights under this Lease. Without limiting any of Landlord’s other rights under this Section 8.20, Landlord may waive the receipt of any amount payable to Landlord under this Lease, and such waiver shall constitute an amendment or modification of this Lease with respect to such payment. 8.21 Counterparts. This Lease may be executed in counterparts each of which shall be an original and all of which counterparts taken together shall constitute one and the same

- 80 - 78613303.18 agreement. Facsimile and/or electronic signatures may be relied upon as if the same were original signatures. 8.22 Financial Statements. Tenant shall, from time to time (but no more than once per calendar year, plus one additional time in any calendar year if the request is made in connection with a prospective sale, financing or refinancing of the Project, Landlord’s interest in this Lease or any direct or indirect interest in Landlord), upon request by Landlord, a Superior Mortgagee or Superior Lessor or a prospective Superior Mortgagee or Superior Lessor (any such party a “Requesting Party”), cooperate with such Requesting Party in order to disclose Tenant’s financial condition as reasonably required by such Requesting Party (or, in the case of Landlord, as required by Landlord or any current or prospective Superior Mortgagee or Superior Lessor) in connection with a prospective modification of, or new, superior lease, a prospective refinancing or modification of, or new mortgage, or a prospective sale, assignment or financing or refinancing of Landlord’s interest in this Lease, the Project or any interest in Landlord or any of Landlord’s direct or indirect owners, or for any other reasonable purpose. In connection with such cooperation, Tenant shall furnish to the Requesting Party, within 10 Business Days after request by such Requesting Party, all financial information regarding Tenant which is then prepared and is (or can be made) readily available for third party review and reasonably necessary for such Requesting Party to evaluate Tenant’s financial condition. Notwithstanding anything to the contrary contained in this Section 8.22, in no event shall Tenant be obligated to incur any material cost or expense to prepare, compile, restate, review, certify or audit any statement, report or other information that is not readily available in the ordinary course of Tenant’s business. As a condition to Tenant’s obligation to provide such financial information to any Requesting Party other than Landlord, prior to Tenant’s delivery of such financial information, the Requesting Party (if such party is not Landlord) shall execute and deliver a confidentiality agreement with respect to such financial information in a form reasonably acceptable to Tenant. 8.23 Amenities. (a) Landlord hereby agrees that during the term of this Lease, it shall provide no less than the following amenities subject to the terms of this Section 8.23 (collectively, the “Existing Amenities”) for use by Tenant and its Permitted Users: (1) indoor bicycle storage; (2) the Parking Facility, (3) a coffee kiosk and grab and go in the Building lobby and (4) a conference center on the 5th floor of the Building (the “5th Floor Conference Area”). Tenant shall have preferred access to the 5th Floor Conference Area, including use of rooms to accommodate (i) Tenant’s annual board meeting for up to 2 full days in May of each year, (ii) up to 50 people every July and August throughout the Term, and (iii) two (2) eight-hour blocks 6 times per year on consecutive days, which usage during the times described in clauses (i), (ii) and (iii) shall be at no charge to Tenant (other than consumables and actual incremental costs incurred by Landlord in connection with such usage by Tenant, such as excess cleaning charges actually incurred by Landlord). Such additional preferred access shall be subject to Landlord’s standard scheduling procedures and, other than during the periods described in clauses (i), (ii) and (iii) above, standard reservation charges, which Landlord is in the process of integrating into an application that will be available to Building tenants. (b) Landlord is in the process of creating an approximately 40,000 rentable square foot amenity on the 2nd floor of the Building which is anticipated to be substantially similar to the test fit plan attached hereto as Exhibit I (the “2nd Floor Amenity”; the Existing Amenities

- 81 - 78613303.18 and the 2nd Floor Amenity, collectively, the “Amenities”). Landlord represents that it has executed a lease with Five Iron Golf FIDI LLC for the operation of a Five Iron Golf facility (“Five Iron Lease”). Landlord represents that the Five Iron Lease provides for the construction and operation of the 2nd Floor Amenity, including catering services which would be available to the Premises at Tenant’s expense, in each case, subject to the terms of the Five Iron Lease. Landlord shall exercise commercially reasonable efforts to cause the 2nd Floor Amenity to be operational at least 60 days prior to the Tranche 1 Commencement Date, subject to Unavoidable Delay in order to assure that the tenant thereunder has sufficient time to assure that the 2nd Floor Amenity will be fully staffed and fully operational by the Last Tranche Commencement Date. If the Five Iron Lease expires or is terminated, Landlord shall cause to be installed and operated a food and beverage service amenity that is consistent with food and beverage amenities at Comparable Buildings (or, to the extent RXR Realty continues to have a direct or indirect ownership interest in the Building, other buildings owned by Landlord or its Affiliates) similar in size to the 2nd Floor Amenity (the “F&B Amenity Standard”). Tenant shall receive preferred access and its employees (and Permitted Users’ employees) shall be permitted to use, at no additional cost (other than by way of Operating Expenses), the fitness center within the 2nd Floor Amenity. Any other discounts to the Amenities available to all tenants in the Building shall be available to Tenant (excluding, for the avoidance of doubt, one-time or similar non-recurring discounts that may be available under special circumstances). (c) Subject to maintenance, repairs, Unavoidable Delays and requirements of applicable Laws, Landlord agrees to exercise commercially reasonable efforts to operate and maintain (or to cause to be operated and maintained) the Amenities throughout the Term. Landlord shall obtain Tenant’s approval (not to be unreasonably conditioned, withheld or delayed) prior to any material modification, relocation, replacement, reduction by more than a de minimis extent or other material adjustment to any of the Amenities during the Term within Landlord’s control (including, without limitation, pursuant to the Five Iron Lease) (each, an “Amenity Change”); it being agreed that any such Amenity Change shall only be made if the applicable Amenity is not being utilized by tenants of the Building (including Tenant) on a reasonable basis. Landlord shall have the right to mitigate any such Amenity Change by offering Tenant a reasonable comparable substitute within the Building. Landlord shall use commercially reasonable efforts to maintain all Amenities throughout the Term, subject to necessary temporary closures for repairs, renovations, casualty and other events of Unavoidable Delay. Landlord shall use commercially reasonable efforts to minimize the duration of any such temporary closures (it being agreed that temporary closures shall not exceed 30 days during any 12 month period, subject to extension so long as Landlord shall exercise diligent and continuous efforts to complete any work that requires such closures and otherwise subject to Unavoidable Delays). (d) If (i) the Essential Amenities have not been opened by the Essential Amenities Outside Date, excluding by reason of Casualty and other Unavoidable Delay events (provided, that Landlord shall use commercially reasonable and diligent efforts to cause the Essential Amenities to be opened as soon as reasonably practicable in the case of any such extension for casualty or other Unavoidable Delay events), or (ii) such Essential Amenities, once opened, shall (x) either close, in whole or in material part, for in excess of three (3) consecutive months or in excess of an aggregate of 90 days in any 5 calendar months, or (y) be permanently discontinued, in each case, excluding by reason of repairs, renovations (it being agreed that

- 82 - 78613303.18 temporary closures shall not exceed 30 days during any 12 month period, subject to extension so long as Landlord shall exercise diligent and continuous efforts to complete any work that requires such closures), Casualty (pursuant to Section 7.05 of this Lease), and other Unavoidable Delay events (provided, that Landlord shall use commercially reasonable efforts to perform such repairs and renovations in a manner that minimizes interference with Tenant’s access, use, and enjoyment of the Essential Amenities, and Landlord shall otherwise use commercially reasonable efforts to perform such repairs and maintenance in a diligent and prudent manner and exercise commercially reasonable and diligent efforts to cause such Essential Amenities to be opened as soon as reasonably practicable in the case of any such Casualty or other Unavoidable Delay events), then Landlord shall have three (3) months from the applicable date set forth in clause (i) or (ii) above (the “Essential Amenity Replacement Period”) to either replace or provide temporary equivalent Essential Amenities. If Landlord has not either replaced or provided such temporary equivalent Essential Amenities by the expiration of the Essential Amenity Replacement Period, Tenant shall receive a per diem credit against the Rent in the amount of $2,000 per day (subject to CPI Adjustment) for each day following the expiration of the Essential Amenity Replacement Period with respect to each Essential Amenity, plus with respect to the conference space Essential Amenity only, reimbursement of the actual reasonable out-of-pocket costs incurred by Tenant to rent conference room space in the vicinity of the Building of similar size and condition to the conference space Essential Amenity and substantially consistent with Tenant’s past usage thereof in the Building following the expiration of the Essential Amenity Replacement Period, until such time that the Essential Amenities are either permanently or temporarily replaced. Notwithstanding the foregoing, Landlord agrees to provide a reasonable alternative during any such extended period in which any applicable Essential Amenity is closed. “Essential Amenities Outside Date” means on or before the later of (i) the date that is 60 days after the Last Tranche Commencement Date and (ii) the date that Tenant first occupies a majority of the rentable area of the Premises for the ordinary conduct of Tenant’s business. “Essential Amenities” means (x) a facility that provides food and beverage service, including catering to the Premises, consistent with the F&B Amenity Standard, and (y) the 5th Floor Conference Area or conference space within the Building of substantially similar size to the 5th Floor Conference Area. (e) On or before the Last Tranche Commencement Date, Landlord shall, at Landlord’s expense, replace the furniture in the seating areas of the southern lobby of the Building with furniture reasonably approved by Tenant. Each of Landlord and Tenant agrees to reasonably cooperate in connection therewith. (f) Anything contained in this Lease to the contrary notwithstanding, the provisions of Sections 8.23(c) and (d) above in respect of the Amenities shall apply only so long as (i) Tenant is leasing at least five (5) full office floors of the Building (excluding the 8th Floor Premises for such purpose) and (ii) Tenant is Occupying at least four (4) full office floors of the Building or at least 50% of the Premises (excluding the 8th Floor Premises for such purpose) (the conditions in clauses (i) and (ii), collectively, the “Amenity Conditions”); if at any time the Amenity Conditions are not satisfied, the provisions of Sections 8.23(c) and (d) above shall be null and void and of no further force or effect. 8.24 Government Incentives and Green Initiatives. (a) Landlord, at Tenant’s expense, shall cooperate in all reasonable respects with Tenant’s efforts to obtain any available

- 83 - 78613303.18 governmental and quasi-governmental benefits, incentives or entitlements (including any alternate energy programs or energy conservation programs offered by governmental authorities) including, without limitation, executing and filing applications and other documents, providing reasonably requested Building information and documentation, granting access to the Building, and responding to Tenant requests within a reasonable time and providing any notices received from third parties with respect to such benefits, incentives or entitlements promptly after receipt thereof to Tenant; provided, that (i) such efforts shall not result in any material detriment to Landlord or other tenants or occupants of the Building (and no detriment shall be deemed material to the extent it can be mitigated through measures funded by Tenant), and (ii) Tenant shall, within 30 days after receipt of each of Landlord’s invoices therefor, reimburse Landlord for the actual, reasonable, out- of-pocket costs incurred by Landlord in connection with such cooperation (excluding any internal overhead, administrative and evaluation costs), provided that (x) Landlord shall provide Tenant with monthly invoices and supporting documentation (including proof of payment) and (y) at Tenant’s request, Landlord shall reasonably promptly provide a good faith estimate of such costs to the extent Landlord is able to reasonably estimate same at the time of such request. In no event shall Landlord have any liability, nor shall Tenant’s obligations under this Lease be affected, in the event that Tenant shall not obtain any particular governmental or quasi-governmental benefits, incentives or entitlements, so long as Landlord has not defaulted in respect of its express obligations under this Section 8.24 or Section J of the Work Letter (which default is not cured within 10 Business Days after written notice from Tenant). (b) Landlord and Tenant shall cooperate in all reasonable respects with each party’s respective sustainability efforts, which may include, without limitation, (i) providing access to the Building emissions annual performance, (ii) providing access to energy, water and waste performance data on a quarterly basis if requested by Tenant, (iii) permitting Tenant to submeter the Premises’ water use and replace restroom equipment in the Premises in an effort to conserve water, and (iv) cooperating on recycling and composting. Landlord shall cooperate with Tenant, at no out-of-pocket cost to Landlord, to accommodate Tenant’s potential LEED requirements in the construction of the Premises, provided that Tenant shall have no obligation to pursue a LEED certification in connection with Landlord’s pursuit of any LEED certification for the Building. (c) Commercial Rent Tax Special Reduction. (i) Application. Tenant intends to apply (or to cause Oppenheimer to apply) to the New York City Department of Finance (“DOF”) for the special reduction in taxable base rent under the New York City commercial rent tax available pursuant to Section 11-704(i) of the Administrative Code of the City of New York (including subparagraph (b-2) of paragraph 2 thereof), as the same may be amended or replaced from time to time (the “CRT Special Reduction”), which application is required to be made under the Commercial Revitalization Program established pursuant to Title 4 of Article 4 of the New York Real Property Tax Law (the “RPTL”). Landlord shall join in such application, and shall execute and deliver such forms, certifications and other documents as may be required in connection therewith, in each case subject to the terms of Section 8.24(a). Tenant shall reimburse Landlord for any reasonable out-of-pocket

- 84 - 78613303.18 expenses incurred by Landlord in connection with such cooperation in accordance with Section 8.24(a). (ii) Statutory Statements. Pursuant to Section 499-c(5) of the RPTL, and to the extent applicable to the Premises, Landlord and Tenant acknowledge, and Tenant is hereby informed, that: (A) Tenant’s percentage share is Tenant’s Share as set forth in Section 1.01, as the same may be adjusted pursuant to the terms of this Lease; (B) an application for abatement of real property taxes pursuant to Title 4 of Article 4 of the RPTL will be made for the Premises; (C) the rent, including amounts payable by Tenant for real property taxes, will accurately reflect any abatement of real property taxes granted pursuant to Title 4 of Article 4 of the RPTL for the Premises; (D) at least ten dollars per square foot or thirty-five dollars per square foot must be spent on improvements to the Premises and the common areas, the amount being dependent upon the length of the lease and whether it is a new or a renewal lease, provided, however, that if, by the sixtieth day following the Rent Commencement Date, Tenant or Oppenheimer employs one hundred twenty-five or fewer employees in the Premises, at least five dollars per square foot must be spent on improvements to the Premises and the common areas; and (E) all abatements granted with respect to the Building pursuant to Title 4 of Article 4 of the RPTL will be revoked if, during the benefit period, real estate taxes or water or sewer charges or other lienable charges are unpaid for more than one year, unless such delinquent amounts are paid as provided in subdivision four of Section 499-f of the RPTL. The statements in this Section 8.24(c)(ii) are included in this Lease solely to satisfy the requirements of Section 499-c(5) of the RPTL as made applicable to the CRT Special Reduction. 8.25 Memorandum of Lease. The parties agree not to place this Lease of record but simultaneously herewith, Landlord and Tenant shall execute and acknowledge a Short Form Lease Memorandum in the form attached hereto as Exhibit S (“Short Form Lease Memorandum”), and Tenant shall have the right to record such Short Form Lease Memorandum in the Office of the City Register, New York County, and Tenant shall be responsible for all recording fees, charges and taxes (if any) in connection therewith. Landlord and Tenant agree to execute any other documents as may be reasonably necessary to record any such memorandum of lease, memorandum of amendment or any termination and discharge of such memoranda.

- 85 - 78613303.18 ARTICLE 9 Renewal Right 9.01 Renewal Right. (a) Provided that (I) on the date Tenant exercises the Renewal Option and at the commencement of the Renewal Term (i) this Lease shall not have been terminated, (ii) Tenant is leasing at least three (3) full office floors of the Building (excluding the 8th Floor Premises for such purpose), (iii) Tenant is Occupying at least three (3) full office floors of the Building or at least 50% of the Renewal Premises (as defined in Section 9.01(c)) (excluding the 8th Floor Premises for such purpose), and (iv) Tenant is a Viner Tenant and (II) on the date Tenant exercises the Renewal Option, Tenant is not then in Material Default under this Lease, then Tenant shall have the option (the “Renewal Option”) to extend the term of this Lease for, at Tenant’s election, either an additional (A) 5-year period (the “5 Year Renewal Term”) or (B) 10- year period (the “10 Year Renewal Term”; the 5 Year Renewal Term or the 10 Year Renewal Term, as selected or deemed selected by Tenant, the “Renewal Term”), to commence at the expiration of the initial Term. “Occupy” or “Occupies” means, with respect to any space, that such space is not subleased to one or more third parties (i.e., such space may be occupied by Affiliates of Tenant and/or Desk Space Users or may not be physically occupied at all). “Viner Tenant” means (1) the original named Tenant (the “Named Tenant”) or (2) any successor of Tenant to which this Lease may be assigned in accordance with Section 5.01(b) or (c). (b) The Renewal Option shall be exercised with respect to the Renewal Premises only and shall be exercisable by Tenant giving notice to Landlord (the “Renewal Notice”) at least 12 months before the last day of the initial Term. Tenant shall specify in the Renewal Notice whether Tenant elects the 5 Year Renewal Term or the 10 Year Renewal Term (failing which, Tenant shall have been deemed to have elected the 5 Year Renewal Term). Time is of the essence with respect to the giving of the Renewal Notice. (c) The Renewal Option shall be exercised with respect to space selected by Tenant and designated in the Renewal Notice (the space as to which Tenant exercises (or is deemed to have exercised) the Renewal Option pursuant to this Section 9.01 is called the “Renewal Premises”); provided, that Tenant shall only have the right to designate as the Renewal Premises either: (i) the entire Premises demised by this Lease as of the date on which Tenant gives the Renewal Notice; or (ii) a portion of the Premises demised by this Lease as of the date on which Tenant gives the Renewal Notice consisting of 3 or more full floors of the Premises designated by Tenant, whether or not contiguous to one another (the “Required Space”); provided, that if Tenant desires to include in the Renewal Premises 1 or more floors that are within a contiguous block of 3 or more floors of the then existing Premises (a “Contiguous Block”), then in the case of a single floor, such floor shall be the highest or lowest floor of such Contiguous Block, and in the case of more than 1 floor, such floors shall be contiguous floors within such Contiguous Block and must begin with (and include) either the highest or the lowest floor of such block; and provided, further, that if Tenant satisfies the foregoing requirements, Tenant may elect to include in the Renewal Premises,

- 86 - 78613303.18 in addition to the Required Space, all of the rentable area leased by Tenant on any partial floor(s) of the Building, whether or not such partial floor is contiguous to the Renewal Premises. If Tenant fails in the Renewal Notice to designate the Renewal Premises, then the Renewal Premises shall be deemed to be the entire Premises demised by this Lease as of the date on which Tenant gives such Renewal Notice. 9.02 Renewal Rent and Other Terms. (a) The Renewal Term shall be upon all of the terms and conditions set forth in this Lease, except that (i) the Fixed Rent shall be as determined pursuant to the further provisions of this Section 9.02; (ii) Tenant shall accept the Renewal Premises in its then “as is” condition at the commencement of the Renewal Term, and Landlord shall not be required to perform Landlord’s Work or any other work, to pay any allowance or other amount or to render any services to make the Renewal Premises ready for Tenant’s continued use and occupancy or to provide any abatement of Fixed Rent or Additional Rent, in each case with respect to the Renewal Term; (iii) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term; (iv) the Base Tax Year shall be the Tax Year ending immediately before the commencement of the Renewal Term and the Base Operating Year shall be the Operating Year ending immediately before the commencement of the Renewal Term; (v) all references in this Lease to the “Premises” shall be deemed to refer to the Renewal Premises; (vi) if the Renewal Premises consists of less than all of the then Premises, Tenant’s Share shall be proportionately reduced; (vii) if the Renewal Premises consists of less than all of the then Premises, then any space as to which this Lease is not being renewed shall be delivered to Landlord one day before the first day of the applicable Renewal Term vacant and free of any lien or encumbrance and otherwise in the condition required pursuant to this Lease as if such date were the expiration date of this Lease, provided, that the Renewal Premises shall be legally demised from the surrendered portions of the Premises, at Tenant’s sole cost and expense, including causing any electricity, chilled water, domestic water, and any other services that have been disproportionately allocated within the Premises to be redistributed in accordance with the applicable provisions of Article 3 and the surrendered portion shall be disconnected from Tenant’s internal security system and security gates (collectively, the “Demising Work”); and (viii) all references in this Lease to the Expiration Date shall be deemed to mean the last day of the applicable Renewal Term. (b) The annual Fixed Rent for the Renewal Premises for the Renewal Term shall be the Fair Market Rent. “Fair Market Rent” means the fixed annual rent that a willing lessee would pay and a willing lessor would accept for the Renewal Premises during the Renewal Term, each party acting prudently and under no compulsion to lease, and taking into account all relevant market factors (including delivery conditions) at the time of exercising the Renewal Option. (c) If Tenant timely exercises the Renewal Option, then on a date (the “Exchange Date”) mutually agreed by Landlord and Tenant that is not more than 180 days nor less than 120 days before the last day of the initial Term (and in the absence of such agreement, then on the 120th day before the last day of the initial Term), Landlord and Tenant shall meet and simultaneously exchange notices setting forth their respective determinations of Fair Market Rent

- 87 - 78613303.18 (each, an “Initial Determination”). After the Exchange Date, Landlord and Tenant shall negotiate in good faith to agree on the Fair Market Rent. (d) (i) If Landlord and Tenant fail to agree as to the Fair Market Rent within 30 days after the Exchange Date, then the Fair Market Rent shall be determined by arbitration in the City of New York, as set forth in this Section 9.02(d). Tenant shall initiate the arbitration process by giving notice to that effect to Landlord within 45 days after the Exchange Date, which notice shall include the name and address of Tenant’s designated arbitrator. Within 30 days after the designation of Tenant’s arbitrator, Landlord shall give notice to Tenant of the name and address of Landlord’s designated arbitrator. If Landlord shall fail timely to appoint an arbitrator, then Tenant may request the AAA to appoint an arbitrator on Landlord’s behalf. Such two arbitrators shall have 30 days to appoint a third arbitrator who shall be impartial. If such arbitrators fail to do so, then either Landlord or Tenant may request the AAA to appoint an arbitrator who shall be impartial within 30 days after such request and both parties shall be bound by any appointment so made within such 30 day period. If no such third arbitrator shall have been appointed within such 30 day period, either Landlord or Tenant may apply to the Supreme Court, New York County to make such appointment. The third arbitrator only shall subscribe and swear to an oath fairly and impartially to determine such dispute. (ii) Within 7 days after the appointment of the third arbitrator, the three arbitrators will meet (the “Initial Meeting”) and set a hearing date for the arbitration. The hearing shall not exceed two days and shall be scheduled to be held within 60 days after the meeting of the three arbitrators. At the Initial Meeting, Landlord and Tenant may each submit a revised Fair Market Rent determination (each, a “Final Determination”); provided, that Landlord’s Final Determination may not be greater than Landlord’s Initial Determination, and Tenant’s Final Determination may not be lower than Tenant’s Initial Determination. If either party shall fail so to submit a Final Determination, then Landlord’s Initial Determination or Tenant’s Initial Determination, as applicable, shall constitute such party’s Final Determination. (iii) There shall be no discovery in the arbitration. However, on reasonable notice to the other party, Tenant may inspect any portion of the Building relevant to Tenant’s claims, and Landlord may inspect any portion of the space occupied by Tenant relevant to Tenant’s claims. On or before 30 days prior to the scheduled hearing, the parties shall exchange opening written expert reports and opening written pre-hearing statements. Opening written pre- hearing statements shall not exceed 20 pages in length. Two weeks prior to the hearing, the parties may exchange rebuttal written expert reports and rebuttal written pre-hearing statements. Rebuttal written pre-hearing statements shall not exceed 10 pages in length. On or before ten days prior to the hearing, the parties shall exchange written witness lists, including a brief statement as to the subject matter to be covered in the witnesses’ testimony. One week prior to the hearing, the parties shall exchange all documents that they intend to offer at the hearing. Other than rebuttal witnesses, only the witnesses listed on the witness lists shall be allowed to testify at the hearings. Closing arguments shall be heard immediately following conclusion of all testimony. The proceedings shall be recorded by stenographic means. Each party may present live witnesses and offer exhibits, and all witnesses shall be subject to cross-examination. The arbitrators shall conduct the two day hearing so as to provide each party with sufficient time to present its case, both on direct and on rebuttal, and permit each party appropriate time for cross examination; provided, that the

- 88 - 78613303.18 arbitrators shall not extend the hearing beyond two days. Each party may, during its direct case, present evidence in support of its position and in opposition to the position of the opposing party. (iv) The third arbitrator shall make a determination of the Fair Market Rent by selecting either the amount set forth in Landlord’s Final Determination or the amount set forth in Tenant’s Final Determination, whichever the third arbitrator determines is closest to Fair Market Rent for the Renewal Premises. The third arbitrator may not select any other amount as the Fair Market Rent. The fees and expenses of any arbitration pursuant to this Section 9.02(d) shall be borne by the parties equally, but each party shall bear the expense of its own arbitrator, attorneys and experts and the additional expenses of presenting its own proof. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. Each arbitrator shall be either a licensed real estate broker or an appraiser who is an MAI Designated member of the Appraisal Institute, in each case having at least 15 years of experience in leasing or appraising first class office buildings in Manhattan. After a determination has been made of the Fair Market Rent, the parties shall execute and deliver an instrument setting forth the Fair Market Rent, but the failure to so execute and deliver any such instrument shall not affect the determination of Fair Market Rent. (e) If Tenant disputes Landlord’s Initial Determination and if the final determination of Fair Market Rent shall not be made on or before the first day of the Renewal Term, then, pending such final determination, Tenant shall pay, as Fixed Rent for the Renewal Term, an amount equal to the average of Tenant’s and Landlord’s respective determinations of Fair Market Rent. If, based upon the final determination of the Fair Market Rent, the Fixed Rent payments made by Tenant for such portion of the Renewal Term were greater than the Fair Market Rent payable for the Renewal Term, Landlord shall credit the amount of such excess against future installments of Fixed Rent and/or Additional Rent payable by Tenant. If, based upon the final determination of the Fair Market Rent, the Fixed Rent payments made by Tenant for such portion of the Renewal Term were less than the Fair Market Rent payable for the Renewal Term, Tenant shall pay the amount owed to Landlord within 30 days after such final determination. (f) Promptly after the exercise of the Renewal Option and the determination of the Fixed Rent for the Renewal Term, Landlord and Tenant shall confirm the extension of the Term and the terms applicable thereto by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, that failure by Landlord or Tenant to execute such instrument shall not affect the extension of the Term in accordance with this Article 9. (g) If at any time the Tenant under this Lease is not a Viner Tenant, the provisions of Article 9 granting to Tenant the Renewal Option shall be null and void and of no further force or effect, and Tenant shall have no right to exercise the Renewal Option at any time thereafter. ARTICLE 10 Right of First Offer 10.01 Offer Space Option. (a) As used herein:

- 89 - 78613303.18 (i) “Available” means, as to any space, that such space is vacant and free of any present or future possessory right now or hereafter existing in favor of any third party; provided, that any space that is vacant on the date of this Lease shall not be deemed Available unless and until such space is first leased to another tenant and then again becomes Available or if such space is not leased within 12 months of the Last Tranche Commencement Date. Anything to the contrary contained herein notwithstanding, Tenant’s right of first offer pursuant to this Section 10.01 is subordinate to (x) any right of offer, right of first refusal, expansion right or similar right or option in favor of any third party existing as of the date of this Lease as set forth on Exhibit O-1, (y) if Tenant fails to (or elects to not, as the case may be) lease any Offer Space offered to Tenant by Landlord in accordance with this Section 10.01, any fixed expansion rights with respect to such Offer Space granted thereafter by Landlord to a tenant or occupant in the Building, and (z) Landlord’s right to renew or extend the term of any lease or sublease to another tenant or existing subtenant, as the case may be, whether or not pursuant to an option or right set forth in such other tenant’s lease or sublease. (ii) “Offer Period” means the period commencing on the Effective Date to and including the date that is 5 years prior to the Expiration Date (as the same may be extended pursuant to Article 9 of this Lease). Notwithstanding the foregoing, if less than 5 years remain in the Term, and Tenant then has the right to deliver a Renewal Notice for the exercise of a Renewal Option pursuant to Article 9, and if Tenant otherwise meets all of the terms and conditions under Article 9 to exercise such Renewal Option, Landlord shall nonetheless send to Tenant an Offer Notice, and Tenant may exercise the Offer Space Option for the Offer Space set forth in the Offer Notice if and only if Tenant shall simultaneously deliver to Landlord a Renewal Notice, together with an Acceptance Notice with respect to the Offer Space pursuant to the terms hereof. (iii) “Offer Space” means any partial or full floor of office space that is located on the 25th floor, the 27th floor, the 29th floor and the 32nd floor of the Building which becomes Available and is not part of the Premises. (b) Provided (i) this Lease has not terminated, (ii) Tenant shall not be in Material Default under this Lease, (iii) Tenant is leasing at least four (4) full office floors of the Building (excluding the 8th Floor Premises for such purpose), (iv) Tenant is Occupying at least four (4) full office floors of the Building or sixty-six percent (66%) of the Premises (excluding the 8th Floor Premises for such purpose) and (v) Tenant is a Viner Tenant, if at any time during the Offer Period the Offer Space either becomes, or Landlord reasonably anticipates that within the next (I) if the Offer Space consists of at least 1 full floor of the Building, 12 months and (II) if the Offer Space consists of less than 1 full floor of the Building, 9 months (in each case, but not later than the last day of the Offer Period) the Offer Space will become, Available, Landlord shall give to Tenant notice (an “Offer Notice”) thereof, specifying (A) the location and rentable square footage of such Offer Space, (B) the date or estimated date that Landlord anticipates in good faith that such Offer Space will become Available (such date, the “Anticipated Offer Space Inclusion Date”), (C) the Fixed Rent, rent abatement, work allowance and other economic terms which Landlord is then offering for the lease of the Offer Space (the “Offer Rental”) and any work Landlord intends to perform in the Offer Space, (D) the Reserved Tonnage available for the Offer

- 90 - 78613303.18 Space (which shall be no less than 20 tons for a full office floor of the Building and 10 tons for a partial office floor (the “Minimum Tonnage”)), and (E) such other matters as Landlord may deem appropriate for such Offer Notice. The Anticipated Offer Space Inclusion Date shall be no more than 14 months and no less than 6 months after Tenant’s acceptance of the Offer Notice, provided that if Landlord reasonably anticipates that the Offer Space will become Available sooner than 6 months due to a default by the existing tenant of such Offer Space or Landlord’s acceptance of an early surrender of such Offer Space from the existing tenant as a result of such tenant’s bankruptcy or default or other similar unforeseen events, then the Anticipated Offer Space Inclusion Date shall be no sooner than 4 months after Tenant’s acceptance of the Offer Notice. (c) Provided that on the date that Tenant exercises the Offer Space Option and on the Offer Space Inclusion Date (i) this Lease shall not have been terminated, (ii) Tenant shall not be in Material Default under this Lease, (iii) Tenant is leasing at least four (4) full office floors of the Building (excluding the 8th Floor Premises for such purpose), (iv) Tenant is Occupying at least four (4) full office floors of the Building or sixty-six percent (66%) of the Premises (excluding the 8th Floor Premises for such purpose), and (v) Tenant is a Viner Tenant, Tenant shall have the option (the “Offer Space Option”), exercisable by notice (an “Acceptance Notice”) given to Landlord on or before the date that is 30 days after the giving of the Offer Notice (time being of the essence) to include the Offer Space in the Premises. Anything to the contrary contained herein notwithstanding, if the Offer Space designated by Landlord in a single Offer Notice includes more than one full floor, Tenant may elect (by so stating in the Acceptance Notice) to include a portion of the Offer Space in the Premises, provided that (A) such portion of the Offer Space comprises one or more contiguous full floors starting with the floor that is contiguous (or otherwise closest to) the then existing Premises, and (B) if at the time of the giving of the Offer Notice the Premises include a partial floor and the Offer Space includes space on such partial floor which, if included in the Premises, would cause Tenant to lease the full floor on which such space is located, then Tenant must include such space on such partial floor in any exercise of the Offer Space Option in addition to any other floors Tenant elects to include. In addition, if the Offer Space designated by Landlord in a single Offer Notice includes one full floor, Tenant may elect to lease all or a portion of such full floor by designating the portion of such floor that Tenant elects to include in the Premises in the Acceptance Notice; provided, that the Partial Floor Criteria are satisfied. The “Partial Floor Criteria” means (1) such portion of the Offer Space that Tenant elects to include in the Premises consists of at least 25% of the rentable square footage of the floor, and (2) the portion of the floor that Tenant elects to exclude from the Premises shall (i) be configured in a commercially reasonable manner, (ii) constitute a marketable unit of space, and (iii) allow for the installation of entry doors at the elevator lobby, a common corridor, mechanical areas, core restrooms and an elevator vestibule that in each case conform with applicable Laws and the standards that are ordinarily employed in Comparable Buildings. If Tenant fails to designate a portion of the Offer Space as set forth in this Section 10.01(c) in the Acceptance Notice, then Tenant shall be deemed to have elected to lease all of the rentable square footage of such Offer Space. (d) If Tenant timely delivers the Acceptance Notice, then, on the date on which Landlord delivers vacant possession of the Offer Space to Tenant in the manner required hereunder (the “Offer Space Inclusion Date”), the Offer Space shall become part of the Premises, upon all of the terms and conditions set forth in this Lease, except (i) in addition to the Fixed Rent

- 91 - 78613303.18 otherwise payable under the Lease, Fixed Rent in respect of the Offer Space shall be as provided in the Offer Rental, (ii) Tenant’s Share for such Offer Space shall be calculated based upon the rentable square footage of the applicable Offer Space, (iii) except with respect to the Offer Rental and as otherwise set forth in the Offer Notice, Landlord shall not be required to perform any work, to pay any amount to Tenant, or to render any services to make the Building or the Offer Space ready for Tenant’s use or occupancy or to provide any abatement of Fixed Rent or Additional Rent, and Tenant shall accept the Offer Space in its “as is” condition on the Offer Space Inclusion Date, (iv) the Base Tax Year and the Base Operating Year for such Offer Space shall be as set forth in the Offer Notice, (v) if the Offer Space consists of a portion of any floor of the Building, Landlord, at Landlord’s expense, shall have theretofore demised the Offer Space in compliance with all applicable Laws related to such demise (including, without limitation, creating any common corridors, new entrances to the elevator lobby on such floor, and core bathrooms, if any), (vi) as may be otherwise set forth in the Offer Notice, (vii) at Tenant’s request, the Reserved Tonnage shall be increased by all or a portion of the Reserved Tonnage available as set forth in the Offer Notice, without any tap-in charge, and (viii) the term applicable to the Offer Space shall expire on the same Expiration Date (as the same may be extended pursuant to Article 9) as the remainder of the Premises. Any allowance included in the Offer Rental shall be payable by Landlord on customary terms, including (1) monthly disbursements within 30 days after Tenant’s requisition accompanied by customary supporting documentation, (2) funding on a “first dollars” basis before Tenant is required to expend its own funds and (3) an offset right, together with interest thereon at the Interest Rate, if Landlord fails to fund a properly requisitioned amount subject to customary notice and cure periods. (e) Intentionally Omitted. (f) If Landlord is unable to deliver possession of the Offer Space to Tenant for any reason on or before the Anticipated Offer Space Inclusion Date, the Offer Space Inclusion Date shall be the date on which Landlord is able to so deliver possession and Landlord shall have no liability to Tenant therefor and this Lease shall not in any way be impaired; provided, that (i) in such event Landlord shall provide at least 5 Business Days’ prior notice to Tenant of the date on which Landlord will deliver possession of the applicable Offer Space to Tenant, (ii) if such failure to deliver possession of the applicable Offer Space is due to a holdover by an existing tenant or occupant, then (A) Landlord shall use diligent efforts to remove such tenant or occupant and enforce the holdover provisions of their lease or occupancy agreement, and (B) Landlord shall pay over to Tenant 50% of any holdover rent premium paid by such tenant or occupant net of Landlord’s costs to obtain possession of such portion of such Offer Space not otherwise reimbursed to Landlord, and (iii) if Landlord is unable to deliver possession of such Offer Space to Tenant on or prior to the date which is 270 days after the Anticipated Offer Space Inclusion Date, then, as Tenant’s sole and exclusive remedy therefor, Tenant may thereafter cancel the applicable Acceptance Notice by giving notice to Landlord of Tenant’s intention to cancel the applicable Acceptance Notice on the date set forth in Tenant’s notice, which Tenant’s notice shall be given not less than 30 days nor more than 300 days after the Anticipated Offer Space Inclusion Date, and, if the applicable Offer Space Inclusion Date shall not occur on or before the date set forth in Tenant’s notice for such cancellation, then upon the date so set forth for such cancellation, the applicable Acceptance Notice shall be deemed canceled and terminated and neither party shall have any further liabilities or obligations to the other with respect to the Offer Space Option with

- 92 - 78613303.18 respect to such Offer Space or the applicable Acceptance Notice. This Section 10.01(f) constitutes “an express provision to the contrary” within the meaning of Section 223(a) of the RPL and any other law of like import now or hereafter in effect. (g) If Tenant fails to timely give an Acceptance Notice, then (i) Landlord may enter into one or more leases of the Offer Space in question with third parties on such terms and conditions as Landlord shall determine, the Offer Space Option with respect to such Offer Space shall be null and void and of no further force and effect and Landlord shall have no further obligation to offer the Offer Space to Tenant unless and until such Offer Space shall have been leased and shall again become Available, and (ii) Tenant shall, upon demand by Landlord, execute an instrument confirming Tenant’s waiver of the Offer Space Option with respect to the Offer Space and Offer Notice in question (subject to Tenant’s rights set forth below in this clause (g)), but the failure by Tenant to execute any such instrument shall not affect the provisions of clause (i) of this Section 10.01(g) or Tenant’s rights under this Article 10. Notwithstanding the foregoing, if within 9 months from the giving of an Offer Notice with respect to any Offer Space, Landlord has not entered into a binding lease for such Offer Space (which 9- month period shall be extended for 90 days so long as Landlord is then actively in good faith negotiating to lease all or a portion of such Offer Space to another party), then Landlord shall again give Tenant an Offer Notice with respect to such Offer Space, and the provisions of this Section 10.01 shall again apply. In addition, if at any time (i) Landlord proposes to enter into a lease of all or any portion of such Offer Space with a third party on economic terms the value of which is 92.5% or less than the economic terms set forth in the Offer Notice or (ii) Landlord desires to lease all or any portion of the Offer Space that was the subject of a prior Offer Notice for which Tenant did not exercise the Offer Space Option with respect thereto in a configuration or size that is materially different from that set forth in such prior Offer Notice (i.e., that one or more of the floors are different, or the space is smaller or bigger by more than 7.5% of the Offer Space offered to Tenant) and, in the case of such smaller or different configuration or size, Tenant would not have been permitted to exercise the Offer Space Option for the Offer Space in such smaller or different configuration or size pursuant to Section 10.01(c) above, then, in each case, prior to entering into such lease, Landlord shall again give Tenant an Offer Notice with respect to such Offer Space setting forth such proposed economic terms and space, and the provisions of this Section 10.01 shall again apply (except that (1) Tenant shall have 15 days after the giving of such Offer Notice to deliver an Acceptance Notice and (2) Tenant shall only have the right to exercise such Offer Space Option for all (and not less than all) of the Offer Space re-offered to Tenant pursuant to this clause (g)). For purposes of the foregoing, the value of economic terms shall be determined on a net effective rent basis per rentable square foot per annum over the term in question, taking into account the fixed annual rent, the base tax year and base operating year, any free rent or rent abatement, any work to be performed or tenant improvement allowance or other work contribution and all other economic concessions. (h) Promptly after the occurrence of the Offer Space Inclusion Date, Landlord and Tenant shall confirm the occurrence thereof and the inclusion of the Offer Space in the Premises by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, that failure by Landlord or Tenant to execute such instrument shall not affect the inclusion of the Offer Space in the Premises in accordance with this Section 10.01.

- 93 - 78613303.18 (i) If at any time the Tenant under this Lease is not a Viner Tenant, the provisions of Article 10 granting to Tenant the Offer Space Option shall be null and void and of no further force or effect. ARTICLE 11 Future Expansion Rights 11.01 First Expansion Option. (a) Provided that on the date Tenant exercises the First Expansion Option and on the First ES Inclusion Date (i) this Lease has not been terminated, (ii) Tenant shall not then be in Material Default under this Lease, (iii) Tenant is leasing at least four (4) full office floors of the Building (excluding the 8th Floor Premises for such purpose), (iv) Tenant is Occupying at least four (4) full office floors of the Building or sixty-six percent (66%) of the Premises (excluding the 8th Floor Premises for such purpose), and (v) Tenant is a Viner Tenant, Tenant shall have the option (the “First Expansion Option”) to lease the entire 35th floor of the Building substantially as shown on the plan attached hereto as Exhibit J-1 (the “First Expansion Space”). The First Expansion Space is conclusively deemed to contain 23,429 rentable square feet. The First Expansion Option shall be exercisable by Tenant giving Landlord notice thereof (the “First Expansion Notice”) within thirty (30) days after Landlord’s delivery of the First ES Offer Notice (time being of the essence), which notice shall either (x) provide for Tenant’s acceptance of Landlord’s Initial First ES Determination or (y) provide that Tenant does not accept Landlord’s Initial First ES Determination and include Tenant’s determination of the First ES Fair Market Rent, which shall include the ES Concession Package (“Tenant’s Initial First ES Determination”). If Tenant timely delivers the First Expansion Notice but fails to either accept Landlord’s Initial First ES Determination or dispute same and provide Tenant’s Initial First ES Determination, then Tenant shall be deemed to have accepted Landlord’s Initial First ES Determination. If Tenant fails to timely deliver the First Expansion Notice, then Tenant shall be deemed to have irrevocably waived Tenant’s right to exercise the First Expansion Option. “ES Concession Package” means the free rent period and the tenant improvement allowance, base building work and all other concessions customarily offered in Comparable Buildings that a willing lessor would provide to a willing lessee in connection with a lease for the First Expansion Space or the Second Expansion Space, as applicable, each party acting prudently and under no compulsion to lease, and taking into account all relevant market factors (including delivery conditions). (b) If Tenant timely gives the First Expansion Notice, then on the First ES Inclusion Date, the First Expansion Space shall become part of the Premises for a term to commence on the First ES Inclusion Date to be coterminous with the Term, without any further act on the part of Landlord or Tenant and upon all of the terms and conditions of this Lease, except that, from and after the First ES Inclusion Date: (i) Fixed Rent shall be increased by the First ES Fair Market Rent for the First Expansion Space; (ii) Tenant’s Share shall be appropriately increased to reflect the addition of the rentable square footage of the First Expansion Space to the Premises;

- 94 - 78613303.18 (iii) except for the ES Concession Package, Landlord shall not be required to perform any work, to pay any other work allowance or any other amount, or to render any services to make the Building or the First Expansion Space ready for Tenant’s use or occupancy or to provide any abatement of Fixed Rent or Additional Rent, and Tenant shall accept the First Expansion Space in its “as is” condition on the First ES Inclusion Date. Any allowance included in the ES Concession Package shall be payable by Landlord on customary terms, including (1) monthly disbursements within 30 days after Tenant’s requisition accompanied by customary supporting documentation, (2) funding on a “first dollars” basis before Tenant is required to expend its own funds and (3) an offset right, together with interest thereon at the Interest Rate, if Landlord fails to fund a properly requisitioned amount subject to customary notice and cure periods. (iv) the Base Tax Year for the First Expansion Space shall be the Tax Year ending immediately after the First ES Inclusion Date and the Base Operating Year for the First Expansion Space shall be the Operating Year ending immediately after the First ES Inclusion Date; (v) the term “Premises” shall include the First Expansion Space; (vi) the term applicable to the First Expansion Space shall expire on the same Expiration Date (as the same may be extended pursuant to Article 9) as the remainder of the Premises; and (vii) at Tenant’s request, the Reserved Tonnage shall be increased based upon such increase in the Reserved Tonnage as is reasonably requested by Tenant to account for the addition of the First Expansion Space to the extent available (and Landlord agrees to cause at least the Minimum Tonnage to be available) and Landlord agrees to reasonably cooperate with Tenant in connection therewith, without any tap-in charge. (c) The “First ES Offer Notice” means a notice from Landlord, given no less than 12 months prior to the Anticipated First ES Inclusion Date, stating (x) the date on which Landlord anticipates that the First ES Inclusion Date is expected to occur (the “Anticipated First ES Inclusion Date”), and (y) Landlord’s determination of the First ES Fair Market Rent, which shall include the ES Concession Package and, if any base building work is included, the estimated time to complete the same and deliver possession of the First Expansion Space (“Landlord’s Initial First ES Determination”). (d) Landlord anticipates that the First ES Inclusion Date shall be on or about May 5, 2034, assuming the space will be delivered in “as is” condition. Notwithstanding anything to the contrary contained herein, the First Expansion Option is subject and subordinate to (x) any right of offer, right of first refusal, expansion right or similar right or option in favor of any third party existing as of the date hereof as set forth in Exhibit O-2, and (y) Landlord’s right to renew or extend the term of the lease with the tenant (but not subtenant or occupant) of the First Expansion Space pursuant only to an option or right set forth in such tenant’s lease as of the date hereof, and in each case exercised in accordance with the terms thereof.

- 95 - 78613303.18 (e) The “First ES Inclusion Date” means the date upon which Landlord delivers to Tenant vacant possession of the First Expansion Space with any base building work in the ES Concession Package substantially complete, which shall be no earlier than the Anticipated First ES Inclusion Date, and upon such date the First Expansion Space shall become part of the Premises, upon all of the terms and conditions set forth in this Section 11.01. If Landlord is unable to deliver possession of the First Expansion Space to Tenant for any reason on or before the Anticipated First ES Inclusion Date, the First ES Inclusion Date shall be the date on which Landlord is able to so deliver possession, and this Lease shall not in any way be impaired; provided, that (i) in such event Landlord shall provide at least 5 Business Days’ prior notice to Tenant of the date on which Landlord will deliver possession of the First Expansion Space to Tenant, (ii) if such failure to deliver possession of the First Expansion Space is due to a holdover by an existing tenant or occupant, then (A) Landlord shall use diligent efforts to remove such tenant or occupant and enforce the holdover provisions of their lease or occupancy agreement, and (B) Landlord shall pay over to Tenant 50% of any holdover rent premium paid by such tenant or occupant net of Landlord’s costs to obtain possession of such portion of the First Expansion Space not otherwise reimbursed to Landlord, and (iii) if Landlord is unable to deliver possession of the First Expansion Space to Tenant on or prior to the date which is 270 days after the Anticipated First ES Inclusion Date, then, as Tenant’s sole and exclusive remedy therefor, Tenant may thereafter cancel the First Expansion Notice by giving notice to Landlord of Tenant’s intention to cancel the First Expansion Notice on the date set forth in Tenant’s notice, which Tenant’s notice shall be given not less than 30 days nor more than 300 days after the Anticipated First ES Inclusion Date, and, if the First ES Inclusion Date shall not occur on or before the date set forth in Tenant’s notice for such cancellation, then upon the date so set forth for such cancellation, the First Expansion Notice shall be deemed canceled and terminated and neither party shall have any further liabilities or obligations to the other with respect to the First Expansion Space or the First Expansion Notice. This Section 11.01(e) constitutes “an express provision to the contrary” within the meaning of Section 223(a) of the RPL and any other law of like import now or hereafter in effect. (f) Promptly after the occurrence of the First ES Inclusion Date, Landlord and Tenant shall confirm the occurrence thereof and the inclusion of the First Expansion Space in the Premises by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, that failure by Landlord or Tenant to execute such instrument shall not affect the inclusion of the First Expansion Space in the Premises in accordance with this Section 11.01. (g) “First ES Fair Market Rent” means the fixed annual rent that a willing lessee would pay and a willing lessor would accept for the First Expansion Space, each party acting prudently and under no compulsion to lease, and taking into account all relevant market factors (including delivery conditions), determined as of the Anticipated First ES Inclusion Date. If Tenant timely exercises the First Expansion Option and accepts (or is deemed to have accepted) Landlord’s Initial First ES Determination, the First ES Fair Market Rent shall be Landlord’s Initial First ES Determination. If Tenant timely exercises the First Expansion Option and does not accept Landlord’s Initial First ES Determination, then the dispute shall be resolved by arbitration in the same manner as disputes regarding Fair Market Rent pursuant to Section 9.02(d); provided, that all references in Section 9.02(d) to “Fair Market Rent” shall be deemed to refer to “First ES Fair Market Rent,” all references in Section 9.02(d) to “Landlord’s Initial Determination” shall be

- 96 - 78613303.18 deemed to refer to “Landlord’s Initial First ES Determination,” all references in Section 9.02(d) to “Tenant’s Initial Determination” shall be deemed to refer to “Tenant’s Initial First ES Determination” and all references in Section 9.02(d) to “Exchange Date” shall be deemed to refer to the date of the giving of the First Expansion Notice. (h) If the final determination of the First ES Fair Market Rent shall not be made on or before the First ES Inclusion Date, then, pending such final determination, Tenant shall pay, as Fixed Rent for the First Expansion Space, an amount equal to Landlord’s Initial First ES Determination. If, based upon the final determination of First ES Fair Market Rent, the Fixed Rent payments made by Tenant for the First Expansion Space were greater than the First ES Fair Market Rent, as finally determined in accordance with the provisions hereof, Landlord shall credit the amount of such excess against future installments of Fixed Rent and/or Additional Rent payable by Tenant under this Lease. 11.02 Second Expansion Option. (a) Provided that on the date Tenant exercises the Second Expansion Option (i) this Lease has not been terminated, (ii) Tenant shall not then be in Material Default under this Lease, (iii) Tenant is leasing at least four (4) full office floors of the Building (excluding the 8th Floor Premises for such purpose), (iv) Tenant is Occupying at least four (4) full floors of the Building or sixty-six percent (66%) of the Premises (excluding the 8th Floor Premises for such purpose), and (v) Tenant is a Viner Tenant, Tenant shall have the option (the “Second Expansion Option”) to lease the entire 36th floor of the Building substantially as shown on the plan attached hereto as Exhibit J-2 (the “Second Expansion Space”). The Second Expansion Space is conclusively deemed to contain 23,404 rentable square feet. The Second Expansion Option shall be exercisable by Tenant giving Landlord notice thereof (the “Second Expansion Notice”) within thirty (30) days after Landlord’s delivery of the Second ES Offer Notice (time being of the essence), which notice shall either (x) provide for Tenant’s acceptance of Landlord’s Initial Second ES Determination or (y) provide that Tenant does not accept Landlord’s Initial Second ES Determination and include Tenant’s determination of the Second ES Fair Market Rent, which shall include the ES Concession Package (“Tenant’s Initial Second ES Determination”). If Tenant timely delivers the Second Expansion Notice but fails to either accept Landlord’s Initial Second ES Determination or dispute same and provide Tenant’s Initial Second ES Determination, then Tenant shall be deemed to have accepted Landlord’s Initial Second ES Determination. If Tenant fails to timely deliver the Second Expansion Notice, then Tenant shall be deemed to have irrevocably waived Tenant’s right to exercise the Second Expansion Option. (b) If Tenant timely gives the Second Expansion Notice, then on the Second ES Inclusion Date, the Second Expansion Space shall become part of the Premises for a term to commence on the Second ES Inclusion Date to be coterminous with the Term, without any further act on the part of Landlord or Tenant and upon all of the terms and conditions of this Lease, except that, from and after the Second ES Inclusion Date: (i) Fixed Rent shall be increased by the Second ES Fair Market Rent for the Second Expansion Space; (ii) Tenant’s Share shall be appropriately increased to reflect the addition of the rentable square footage of the Second Expansion Space to the Premises;

- 97 - 78613303.18 (iii) except for the ES Concession Package, Landlord shall not be required to perform any work, to pay any other work allowance or any other amount, or to render any services to make the Building or the Second Expansion Space ready for Tenant’s use or occupancy or to provide any abatement of Fixed Rent or Additional Rent, and Tenant shall accept the Second Expansion Space in its “as is” condition on the Second ES Inclusion Date. Any allowance included in the ES Concession Package shall be payable by Landlord on customary terms, including (1) monthly disbursements within 30 days after Tenant’s requisition accompanied by customary supporting documentation, (2) funding on a “first dollars” basis before Tenant is required to expend its own funds and (3) an offset right, together with interest thereon at the Interest Rate, if Landlord fails to fund a properly requisitioned amount subject to customary notice and cure periods; (iv) the Base Tax Year for the Second Expansion Space shall be the Tax Year ending immediately after the Second ES Inclusion Date and the Base Operating Year for the Second Expansion Space shall be the Operating Year ending immediately after the Second ES Inclusion Date; (v) the term “Premises” shall include the Second Expansion Space; (vi) the term applicable to the Second Expansion Space shall expire on the same Expiration Date (as the same may be extended pursuant to Article 9) as the remainder of the Premises; and (vii) at Tenant’s request, the Reserved Tonnage shall be increased based upon such increase in the Reserved Tonnage as is reasonably requested by Tenant to account for the addition of the Second Expansion Space to the extent available (and Landlord agrees to cause at least the Minimum Tonnage to be available) and Landlord agrees to reasonably cooperate with Tenant in connection therewith, without any tap-in charge. (c) The “Second ES Offer Notice” means a notice from Landlord, given no less than 12 months prior to the Anticipated Second ES Inclusion Date, stating (x) the date on which Landlord anticipates that the Second ES Inclusion Date is expected to occur (the “Anticipated Second ES Inclusion Date”), and (y) Landlord’s determination of the Second ES Fair Market Rent, which shall include the ES Concession Package and, if any base building work is included, the estimated time to complete the same and deliver possession of the Second Expansion Space (“Landlord’s Initial Second ES Determination”). (d) Landlord anticipates that the Second ES Inclusion Date shall be on or about April 30, 2039, assuming the space will be delivered in “as is” condition. Notwithstanding anything to the contrary contained herein, the Second Expansion Option is subject and subordinate to (x) any right of offer, right of first refusal, expansion right or similar right or option in favor of any third party existing as of the date hereof as set forth in Exhibit O-3, and (y) Landlord’s right to renew or extend the term of the lease with the tenant (but not subtenant or occupant) of the Second Expansion Space pursuant only to an option or right set forth in such tenant’s lease as of the date hereof, and in each case exercised in accordance with the terms thereof.

- 98 - 78613303.18 (e) The “Second ES Inclusion Date” means the date upon which Landlord delivers to Tenant vacant possession of the Second Expansion Space with any base building work in the ES Concession Package substantially complete, which shall be no earlier than the Anticipated Second ES Inclusion Date, and upon such date the Second Expansion Space shall become part of the Premises, upon all of the terms and conditions set forth in this Section 11.02. If Landlord is unable to deliver possession of the Second Expansion Space to Tenant for any reason on or before the Anticipated Second ES Inclusion Date, the Second ES Inclusion Date shall be the date on which Landlord is able to so deliver possession and this Lease shall not in any way be impaired; provided, that (i) in such event Landlord shall provide at least 5 Business Days’ prior notice to Tenant of the date on which Landlord will deliver possession of the Second Expansion Space to Tenant, (ii) if such failure to deliver possession of the Second Expansion Space is due to a holdover by an existing tenant or occupant, then (A) Landlord shall use diligent efforts to remove such tenant or occupant and enforce the holdover provisions of their lease or occupancy agreement, and (B) Landlord shall pay over to Tenant 50% of any holdover rent premium paid by such tenant or occupant net of Landlord’s costs to obtain possession of such portion of the Second Expansion Space not otherwise reimbursed to Landlord, and (iii) if Landlord is unable to deliver possession of the Second Expansion Space to Tenant on or prior to the date which is 270 days after the Anticipated Second ES Inclusion Date, then, as Tenant’s sole and exclusive remedy therefor, Tenant may thereafter cancel the Second Expansion Notice by giving notice to Landlord of Tenant’s intention to cancel the Second Expansion Notice on the date set forth in Tenant’s notice, which Tenant’s notice shall be given not less than 30 days nor more than 300 days after the Anticipated Second ES Inclusion Date, and, if the Second ES Inclusion Date shall not occur on or before the date set forth in Tenant’s notice for such cancellation, then upon the date so set forth for such cancellation, the Second Expansion Notice shall be deemed canceled and terminated and neither party shall have any further liabilities or obligations to the other with respect to the Second Expansion Space or the Second Expansion Notice. This Section 11.02(e) constitutes “an express provision to the contrary” within the meaning of Section 223(a) of the RPL and any other law of like import now or hereafter in effect. (f) Promptly after the occurrence of the Second ES Inclusion Date, Landlord and Tenant shall confirm the occurrence thereof and the inclusion of the Second Expansion Space in the Premises by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, that failure by Landlord or Tenant to execute such instrument shall not affect the inclusion of the Second Expansion Space in the Premises in accordance with this Section 11.02. (g) “Second ES Fair Market Rent” means the fixed annual rent that a willing lessee would pay and a willing lessor would accept for the Second Expansion Space, each party acting prudently and under no compulsion to lease, and taking into account all relevant market factors (including delivery conditions), determined as of the Anticipated Second ES Inclusion Date. If Tenant timely exercises the Second Expansion Option and accepts (or is deemed to have accepted) Landlord’s Initial Second ES Determination, the Second ES Fair Market Rent shall be Landlord’s Initial Second ES Determination. If Tenant timely exercises the Second Expansion Option and does not accept Landlord’s Initial Second ES Determination, then the dispute shall be resolved by arbitration in the same manner as disputes regarding Fair Market Rent pursuant to Section 9.02(d); provided, that all references in Section 9.02(d) to “Fair Market Rent” shall be deemed to refer to “Second ES Fair Market Rent,” all references in Section 9.02(d) to “Landlord’s

- 99 - 78613303.18 Initial Determination” shall be deemed to refer to “Landlord’s Initial Second ES Determination,” all references in Section 9.02(d) to “Tenant’s Initial Determination” shall be deemed to refer to “Tenant’s Initial Second ES Determination” and all references in Section 9.02(d) to “Exchange Date” shall be deemed to refer to the date of the giving of the Second Expansion Notice. (h) If the final determination of the Second ES Fair Market Rent shall not be made on or before the Second ES Inclusion Date, then, pending such final determination, Tenant shall pay, as Fixed Rent for the Second Expansion Space, an amount equal to Landlord’s Initial Second ES Determination. If, based upon the final determination of Second ES Fair Market Rent, the Fixed Rent payments made by Tenant for the Second Expansion Space were greater than the Second ES Fair Market Rent, as finally determined in accordance with the provisions hereof, Landlord shall credit the amount of such excess against future installments of Fixed Rent and/or Additional Rent payable by Tenant under this Lease. 11.03 Personal Rights. If at any time the Tenant under this Lease is not a Viner Tenant, the provisions of Article 11 granting to Tenant the First Expansion Option and the Second Expansion Option shall be null and void and of no further force or effect. ARTICLE 12 Termination Option 12.01 Termination Option. (a) Provided that on the date Tenant exercises the Termination Option (i) Tenant shall not then be in material monetary or non-monetary default under this Lease beyond any applicable notice and cure period and (ii) Tenant shall not have exercised the Second Expansion Option, Tenant shall have the right (which right, except as set forth in clause (III) below, may be exercised one time only) (the “Termination Option”) to terminate this Lease effective as of the applicable Termination Date (I) with respect to the entire Premises, (II) with respect to a portion of the Premises; provided, that if Tenant desires to terminate 1 or more floors that are within a Contiguous Block, then in the case of a single floor, such floor shall be the highest or lowest floor of such Contiguous Block, and in the case of more than 1 floor, such floors shall be contiguous floors within such Contiguous Block and must begin with (and include) either the highest or the lowest floor of such block; or (III) with respect to all or any portion of the 8th Floor Premises (the entire Premises in the case of clause (I), such terminated portion in the case of clause (II) and such portion of the 8th Floor Premises in the case of clause (III), as applicable, the “Terminated Space”). The “Termination Date” means (1) in the case of a termination pursuant to clauses (I) or (II) above, the 10th anniversary of the Rent Commencement Date and (2) in the case of a termination pursuant to clause (III) above only, either, without exclusion and at Tenant’s election, (A) the 10th anniversary of the Rent Commencement Date or (B) the 5th anniversary of the Rent Commencement Date. For the avoidance of doubt, Tenant’s exercise of the Termination Option with respect to the 8th Floor Premises shall be in addition to, and shall not limit or be deemed an exercise of, Tenant’s Termination Option under clause (I) or (II) above. (b) Tenant may exercise the Termination Option only (i) by delivering to Landlord irrevocable notice of such exercise and stating whether the Tenant is terminating this Lease or terminating this Lease only with respect to Terminated Space, and designating any such

- 100 - 78613303.18 Terminated Space (the “Termination Notice”) no later than (A) if the Terminated Space is 1 full floor, 15 months prior to the Termination Date and (B) if the Terminated Space is more than 1 full floor, 18 months prior to the Termination Date (in each case, time being of the essence) and (ii) by delivering simultaneously to Landlord with the Termination Notice the Termination Payment. The Termination Payment shall be in addition to, and not in lieu of, the payments of Fixed Rent, Additional Rent and other charges accruing under this Lease through the Termination Date with respect to the Terminated Space. If Tenant shall fail to timely exercise the Termination Option, Tenant shall conclusively be deemed to have waived Tenant’s right to exercise the Termination Option and Tenant shall have no further rights under this Article 12. If Tenant timely delivers the Termination Notice but fails to timely pay the Termination Payment as set forth herein (other than any amount that is the subject of a dispute being resolved in accordance with Section 12.01(c)), then at Landlord’s option, either (x) Tenant’s exercise of the Termination Option shall be null and void, the lease of the Terminated Space to Tenant shall remain in full force and effect after the Termination Date as if the Termination Notice had never been given and Tenant shall have no further rights under this Article 12 or (y) Tenant’s exercise of the Termination Option shall remain in effect and Tenant’s lease of the Terminated Space shall end on the Termination Date in accordance with all of the provisions of this Article 12, and Landlord may exercise any and all rights and remedies available to Landlord for Tenant’s failure timely to pay the Termination Payment as in the case of any failure to pay rent due under this Lease. (c) “Termination Payment” means an amount equal to the sum of the following costs allocable to the Terminated Space: (i) the Unamortized Commissions, (ii) the Unamortized Turnkey Work Costs, and (iii) the Unamortized Rent Concession. In each case, the costs in question shall be allocated to the Terminated Space pro rata based on the Rentable Square Footage of the Terminated Space as a percentage of the Rentable Square Footage of the Premises. The “Unamortized Commissions” means an amount which, as of the Termination Date, will equal the then unamortized portion of the brokerage commissions paid or payable by Landlord in connection with the Terminated Space, such brokerage commissions to be amortized over the period commencing on the Rent Commencement Date and ending on the Expiration Date (such amount shall include interest at the rate of 7% per annum, compounded monthly) with payment of the outstanding principal balance, as of the Termination Date. The “Unamortized Turnkey Work Costs” means an amount which, as of the Termination Date, will equal the then unamortized portion of all of the costs, expenses and fees incurred by Landlord in connection with Landlord’s Turnkey Work allocated to the Terminated Space (which costs, expenses and fees shall not include (x) any costs, expenses or fees incurred by Landlord in connection with Landlord’s Delivery Condition Work or (y) any TEWO Costs or other costs, expenses or fees relating to any Initial Tenant Extra Work Orders) to be amortized over the period commencing on the Rent Commencement Date and ending on the Expiration Date (such amount shall include interest at the rate of 7% per annum, compounded monthly) with payment of the outstanding principal balance, as of the Termination Date. The “Unamortized Rent Concession” means an amount which, as of the Termination Date, will equal the then unamortized portion of any free rent after delivery of Landlord’s Turnkey Work (excluding the Future 2 Month Abatement), given by Landlord to Tenant with respect to the Terminated Space and in connection with Tenant’s initial occupancy thereof commencing on the applicable Commencement Date, to be amortized over the period commencing on the Rent Commencement Date and ending on the Expiration Date (such amount shall include interest at the rate of 7% per annum, compounded monthly) with payment of the

- 101 - 78613303.18 outstanding principal balance, as of the Termination Date. A sample calculation of the Termination Payment is attached hereto as Exhibit K. Landlord shall provide Tenant with a computation of the Termination Payment that would be payable by Tenant if Tenant timely exercises the Termination Option (accompanied by reasonable supporting documentation) no later than the first anniversary of the Last Tranche Commencement Date (the “Outside Termination Payment Calculation Date”). If Landlord fails to deliver such computation within the period required above, or if Tenant disputes Landlord’s computation of the Termination Payment, then Tenant may give Landlord notice of such dispute or request (a “Termination Payment Dispute/Request Notice”) on or before the date that is 60 days after the Outside Termination Payment Calculation Date, which notice shall either set forth Tenant’s computation of the Termination Payment in reasonable detail or request Landlord’s computation of the Termination Payment (and in the case of a request for the computation, Landlord shall deliver same to Tenant within 30 days after such request), and if Landlord and Tenant fail to agree upon the amount of the Termination Payment within 60 days after (1) in the case of a dispute, the giving of the Termination Payment Dispute/Request Notice and (2) in the case of a request for the computation, Landlord’s delivery of the computation of the Termination Payment (accompanied by reasonable supporting documentation), then the dispute shall be resolved by arbitration in accordance with the provisions of Section 8.09(b). If for any reason the amount of the Termination Payment has not been agreed or determined by arbitration at least 30 days prior to the last date on which the Termination Notice may be given, Tenant shall pay to Landlord, simultaneously with the Termination Notice, the amount of the Termination Payment as computed by Landlord (or, if Landlord shall have failed to deliver such computation, as computed by Tenant), and, so long as Tenant timely pays such amount, Tenant’s exercise of the Termination Option shall be valid and effective in accordance with this Article 12 and Tenant shall not be in default under this Section 12.01 on account of such dispute. If, based upon the final determination of the Termination Payment, the amount paid by Tenant exceeded the Termination Payment, then Landlord shall credit the amount of such excess against future installments of Fixed Rent and/or Additional Rent payable by Tenant or, if this Lease shall have terminated with respect to the entire Premises, shall refund such excess to Tenant within 30 days after such determination, in either case together with interest thereon at the rate of 7% per annum, compounded monthly, from the date such amount was paid by Tenant; and if the amount paid by Tenant was less than the Termination Payment, Tenant shall pay the amount of such deficiency to Landlord, together with interest as aforesaid, within 30 days after such determination. The provisions of this Section 12.01(c) shall survive the expiration or earlier termination of this Lease. The parties agree that if any space is added to the Premises during the Term (e.g., in connection with the First Expansion Option, the Second Expansion Option and/or the Offer Space Option), then the Termination Payment shall be appropriately increased to include the unamortized transaction costs of the additional space in question calculated in the same manner as set forth above in this clause (c) over the period commencing on the commencement date with respect to such additional space, in each case, with payment of the outstanding principal balance, as of the Termination Date. (d) If Tenant timely exercises the Termination Option and timely pays the Termination Payment as herein provided, then Tenant shall surrender to Landlord possession of the Terminated Space vacant and free of any lien or encumbrance created by Tenant or persons claiming by, through or under Tenant and otherwise in the condition required for surrender of the Premises in accordance with the provisions of this Lease as if the Termination Date were the

- 102 - 78613303.18 scheduled expiration date of the Term. If the Terminated Space is less than the entire Premises, then any Terminated Space shall have been legally demised from the Premises, and the Demising Work shall have been performed, all at Tenant’s sole cost and expense. On the Termination Date, Tenant’s lease of the Premises, or the Terminated Space, if applicable, shall end and expire, and Tenant’s estate in and possession of the Premises, or the Terminated Space, shall terminate and be wholly extinguished as if the Termination Date were the Expiration Date. If Tenant fails to surrender to Landlord possession of the Premises, or the Terminated Space, as applicable, on the Termination Date, then Tenant shall be deemed to be a holdover in the Terminated Space and Landlord shall have the right to exercise any of Landlord’s rights and remedies at law and in equity (including, without limitation, Section 6.10 of this Lease). (e) If Tenant timely exercises the Termination Option with respect to less than the entirety of the Premises, then effective from and after the day immediately following the Termination Date, Tenant shall continue to lease the Premises (other than the Terminated Space) upon all of the terms and provisions of this Lease; provided, that: (i) the rentable square footage of the Premises shall be decreased by the rentable square footage of the Terminated Space and the Fixed Rent payable by Tenant shall be reduced (based on the rental rate for that space) to reflect the subtraction of the rentable square footage of the Terminated Space from the Premises; (ii) Tenant’s Share and the Alternate Tax Payment shall be appropriately decreased to reflect the subtraction of the Terminated Space from the Premises; (iii) the condenser water tonnage allocated to the Terminated Space shall be relinquished by Tenant; and (iv) the term “Premises” shall no longer include the Terminated Space. (f) After the giving of the Termination Notice and payment of the Termination Payment, Landlord and Tenant shall confirm the termination of this Lease with respect to the Terminated Space by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, that failure by Landlord or Tenant to execute such instrument shall not affect the exclusion of the Terminated Space from the Premises in accordance with this Article 12. (g) If at any time the Tenant under this Lease is not a Viner Tenant, the provisions of Article 12 granting to Tenant the Termination Option shall be null and void and of no further force or effect. ARTICLE 13 Signage; Competitor Restrictions 13.01 Premises Signage. Except as expressly set forth in this Article 13, Tenant shall not place or install any logo, lettering or other signage on the exterior of the Building, nor shall Tenant place in any display case, windows, entrance doors or any other area visible to the public view from the outside of the Building or from the outside of the Premises, any such signage.

- 103 - 78613303.18 Tenant may, at Tenant’s expense and subject to Landlord’s reasonable approval, such approval not to be unreasonably withheld, conditioned or delayed, (i) install Tenant’s corporate logo or other desired designs on signage at the entrance doors to the Premises and in the elevator lobby of each full floor of the Premises, and (ii) install Building Standard common corridor directory signage for each partial floor of the Premises. No change in the composition, dimensions or content of such signage may thereafter be made without first obtaining Landlord’s consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed; notwithstanding the foregoing, changes to Tenant’s corporate or trade name or corporate logo with signage of substantially the same size and the same location shall not be subject to the foregoing consent requirement but shall be reasonably coordinated with Landlord. 13.02 Lobby and Exterior Signage. (a) So long as Tenant satisfies the Signage Conditions and subject to applicable Laws, Tenant shall have the right (1) to place lobby desk (the “Lobby Desk Signage”) and plaque signage (the “Plaque Signage”) identifying the Signage Tenant and/or any Affiliate thereof as shown on Exhibit L-1 (Lobby Desk Signage) and Exhibit L-2 (Plaque Signage) attached hereto at Landlord’s sole cost and expense and (2) to place exterior signage facing the FDR Drive identifying the Signage Tenant only (the “Exterior Signage”; the Lobby Desk Signage, Plaque Signage and the Exterior Signage, “Tenant Signage”) as shown on Exhibit L-3 attached hereto (Exhibit L-1, Exhibit L-2 and Exhibit L-3, collectively, the “Signage Plan”) at Tenant’s sole cost and expense. Except to the extent expressly set forth on the Signage Plan, Tenant Signage shall be subject to Landlord’s reasonable approval (including, without limitation, as to size, color and materials). Landlord shall not permit the installation of any other signage on either side of the Tenant Signage except as shown on the Signage Plan. Tenant shall not change the composition, size, or content of any Tenant Signage without first obtaining Landlord’s consent thereto in each instance, which consent shall not be unreasonably withheld, conditioned or delayed provided that such substitute sign conforms to the standards of Comparable Buildings. On the expiration or sooner termination of the Term, Tenant shall have no obligation to remove any Tenant Signage or to repair any damage to the Building caused by the installation or removal thereof, and Landlord, at Landlord’s sole cost and expense, shall be responsible for any such removal and repair. “Signage Tenant” means either (1) Viner Finance Inc. (or successor of Viner Finance Inc. to which this Lease may be assigned in accordance with Section 5.01(b)), (2) Oppenheimer & Co. Inc. (or its successor by merger, reorganization or recapitalization, or sale of all or substantially all of its assets) or (3) the then name and/or logo of either of the foregoing entities utilized on a national basis. (b) Anything contained in this Lease to the contrary notwithstanding, the provisions of Section 13.02 above shall apply only so long as (i) Tenant is a Viner Tenant, (ii) with respect to the Lobby Desk Signage, Tenant is leasing at least four (4) full office floors of the Building and Occupying at least three (3) full office floors of the Building or at least 50% of the Premises (in each case excluding the 8th Floor Premises for such purposes), (iii) with respect to the Exterior Signage and Plaque Signage, Tenant is leasing at least five (5) full office floors of the Building and Occupying at least four (4) full office floors of the Building or at least 66% of the Premises (in each case excluding the 8th Floor Premises for such purposes) and (iv) this Lease has not expired or been terminated (collectively, as applicable, the “Signage Conditions”); if at any

- 104 - 78613303.18 time the applicable Signage Conditions are not satisfied, the provisions of Section 13.02 above shall be null and void and of no further force or effect with respect to the applicable Tenant Signage. (c) If Landlord shall deem it necessary (in the exercise of reasonable and prudent business judgment) to temporarily remove any Tenant Signage in order to paint or to make repairs, alterations or improvements in the lobby or exterior of the Building, then Landlord shall have the right to do so at Landlord’s expense and shall reinstall such Tenant Signage when the work performed by Landlord is completed; provided, that (x) Landlord shall use reasonable efforts to minimize the amount of time that the Tenant Signage is not in place and shall repair any damage to the Tenant Signage resulting from such removal and reinstallation, and (y) Landlord and Tenant shall reasonably cooperate with one another in terms of placing a temporary sign as close as reasonably practicable to the temporarily removed Tenant Signage identifying the Signage Tenant during such period of time that the Tenant Signage must be temporarily removed. 13.03 Leasing to Competitors of Tenant. (a) So long as (i) Tenant is a Viner Tenant and (ii) Tenant is leasing at least five (5) full office floors of the Building and Occupying at least four (4) full office floors of the Building or at least 66% of the Premises (in each case excluding the 8th Floor Premises for such purposes) (the conditions in clauses (i) and (ii), collectively, the “Competitor Conditions”), (x) Landlord shall not lease or license, or enter into any occupancy agreement with respect to, any space in the Building (“New Lease”) to a Tenant Competitor without Tenant’s prior written consent, (y) with respect to New Leases with new or existing tenants entered into at the Building by Landlord from and after the Effective Date (other than a New Lease entered into pursuant to a renewal or extension right under the existing lease), Landlord will not consent to any assignment, subletting, licensing or other occupancy agreement under such New Lease to a Tenant Competitor if such Tenant Competitor is still a Tenant Competitor as of the date such consent of Landlord is requested pursuant to such new lease (i.e., no entity which is substituted on Exhibit M after the date of such new lease, and no entity which is removed from Exhibit M after the Effective Date, shall be deemed a Tenant Competitor for purposes of this sentence) and (z) with respect to existing leases at the Building, to the extent that such lease contains provisions giving Landlord the right to withhold its consent to an assignment, sublease, license or occupancy agreement that violates a restrictive covenant in favor of another tenant, or prohibits such a transaction, Landlord shall not consent to such assignment, sublease, license or occupancy agreement with a Tenant Competitor and shall use commercially reasonable efforts to enforce any prohibition on such transfers. A “Tenant Competitor” means any of the entities listed on Exhibit M attached hereto and any Affiliates of such entities whose primary business is the Primary Competing Business and which have the same or substantially similar trade name as the listed Tenant Competitor. Upon written request from Tenant to Landlord, Tenant may substitute the entities listed on Exhibit M attached hereto with other entities whose primary business is the Primary Competing Business; provided, that (1) the number of entities that constitute a Tenant Competitor shall not exceed 6 entities at any time and all 6 entities shall be engaged in the Primary Competing Business, (2) Tenant shall be entitled to make such substitutions once (but not more than once) per calendar year and (3) in no event may Tenant add an entity which is then a tenant or occupant of the Building or with whom Landlord is then actively negotiating or was actively negotiating to become a tenant or occupant in the Building at any time

- 105 - 78613303.18 during the 9 month period prior to Tenant’s request to substitute such entity. “Primary Competing Business” means the business of a broker/dealer, investment bank or money manager. (b) Anything contained in this Lease to the contrary notwithstanding, the provisions of Section 13.03 above shall be null and void and of no force or effect if at any time all of the Competitor Conditions are not satisfied. ARTICLE 14 Roof Rights 14.01 Roof Rights. (a) Subject to the requirements of this Article 14, Tenant may install, maintain and operate, at Tenant’s expense, one communications antenna and/or satellite dish (the “Roof Equipment”) on the roof of the Building and run a cable therefrom into the Premises through conduit space provided by Landlord in such locations reasonably designated by Landlord. The size of the Roof Equipment, and the location thereof on the roof of the Building, shall be subject to Landlord’s reasonable approval. (b) Tenant acknowledges that (i) Tenant’s use of the roof of the Building is a non-exclusive use and Landlord may permit any person or entity to use any other portion of the roof of the Building for any use, (ii) the installation of the Roof Equipment constitutes a Material Alteration, (iii) if Landlord’s structural engineer recommends structural reinforcement of the roof of the Building in connection with the installation of the Roof Equipment, Tenant shall, prior to installation of the Roof Equipment, perform such reinforcement at Tenant’s expense in accordance with plans and specifications reasonably approved by Landlord, (iv) without limiting the other conditions set forth in this Section 14.01, such installation (including, without limitation, any structural reinforcements performed in connection therewith) shall be performed in compliance with all of the provisions of Section 4.02 and the other provisions of this Lease applicable to Alterations, (v) Tenant, at Tenant’s expense, shall comply with all Laws and procure and maintain all necessary permits and approvals required therefor (Tenant hereby acknowledging that Landlord is making no representations as to the permissibility of any Roof Equipment on the roof of the Building by any governmental authority having jurisdiction thereof), (vi) Tenant shall promptly repair any damage (whether structural or non-structural) caused to the roof or any other portion of the Building or its fixtures, equipment and appurtenances by reason of the installation, maintenance or operation of the Roof Equipment (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the reasonable costs thereof within 30 days after rendition of a bill therefor), (vii) the installation, operation and maintenance of the Roof Equipment shall not interfere with the operation and maintenance of any installations existing on the date Tenant installs the Roof Equipment, (viii) if Tenant’s installation, operation or maintenance of the Roof Equipment shall interfere with Landlord’s rights (including, without limitation, Landlord’s right to use the remainder of the roof of the Building for any purposes) or other present or future tenants in the Building, Tenant shall cooperate with Landlord or such other tenants in eliminating such interference; provided, that in cases where the interference affects installations existing on the date Tenant installs the Roof Equipment the cost of remedying such interference and reinstalling on other parts of the roof shall be borne by Tenant and (ix) Tenant shall pay any additional or increased insurance premiums incurred by Landlord, and shall obtain

- 106 - 78613303.18 and pay for any additional insurance coverage for the benefit of Landlord in such amount and of such type as Landlord may reasonably require in connection with the Roof Equipment. (c) If the installation, maintenance or operation of the Roof Equipment shall revoke, negate or in any manner impair or limit any roof warranty or guaranty for the Building, then Tenant shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result thereof. Tenant shall remove the Roof Equipment upon the expiration or earlier termination of the Term and repair any damage to the roof of the Building caused by the installation or removal of the Roof Equipment, all at Tenant’s expense (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the reasonable costs thereof within 30 days after rendition of a bill therefor). Landlord shall have no obligation to repair or maintain the Roof Equipment, nor shall Landlord be liable for any damage to the Roof Equipment, except to the extent such damage is caused by the negligence or willful misconduct of Landlord. (d) For the purpose of installing, operating or maintaining the Roof Equipment, Tenant shall have access to the roof of the Building at reasonable times upon reasonable notice to Landlord, and Landlord shall have the right to require, as a condition to such access, that Tenant (or Tenant’s employee, contractor or other representative) at all times be accompanied by a representative of Landlord whom Landlord shall make available upon reasonable notice, and Tenant shall pay Landlord’s reasonable and actual and out-of-pocket expenses incurred in making such representative available. (e) Landlord shall have the right to relocate the Roof Equipment, at Landlord’s expense (or at Tenant’s expense if the relocation shall be required due to the application of any Laws or if due to the request of Tenant), to any other location on the roof of the Building, such right to be exercisable by Landlord giving Tenant 30 days’ prior notice thereof (except in the case of emergency in which case Landlord shall give such notice as is reasonably practicable), provided, however, that the Roof Equipment shall not be shut down for more than one Business Day in connection with such relocation. Tenant shall pay any amounts due to Landlord in connection with the relocation of the Roof Equipment within 30 days after rendition of a bill therefor. Tenant shall not have the right to object to any new location of the Roof Equipment unless such new location shall adversely affect Tenant’s use of the Roof Equipment. (f) The Roof Equipment shall be connected to Tenant’s submeters measuring Tenant’s use of electricity in the Premises and Tenant shall pay all electricity costs in connection with the use of the Roof Equipment in accordance with Section 2.05. (g) The rights granted in this Section 14.01 are given in connection with, and as part of the rights created under this Lease, and are not separately transferable or assignable other than in connection with an assignment of this Lease or a subletting of the Premises as permitted by this Lease. Tenant shall not resell in any form the use of the Roof Equipment, including, without limitation, the granting of any licensing or other rights. [NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]

Landlord: RXR 32 OLD SLIP OWNER LLC IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first written above. Name: Title: Tenant: VINER FINANCE INC. By: Name: Robert S. Lowenthal Title: President and Chief Executive Officer Tenant’s Federal Tax I.D. No.: 98-0100459 [Signature Page to Lease]

A-1 EXHIBIT A DESCRIPTION OF LAND ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at the corner formed by the intersection of the easterly side of Old Slip with the southerly side of Front Street; THENCE southerly along the easterly side of Old Slip, 189 feet 11 1/4 inches to the northerly side of South Street; THENCE easterly along the northerly side of South Street, 214 feet 9 1/2 inches to the westerly side of Gouverneur Lane; THENCE northerly along said side of Gouverneur Lane, a distance of 203 feet 5 inches to the southerly side of Front Street; THENCE westerly along said side of Front Street, a distance of 214 feet 11 1/8 inches to the point of BEGINNING.

B-1 EXHIBIT B FLOOR PLANS This floor plans are annexed to and made a part of this Lease solely to indicate the Premises by outlining and bold marking. All areas, conditions, dimensions and locations are approximate.

OPPENHEIMER - SUITE 801 LEASE EXHIBIT - PREMISES PLAN FLOOR 8 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION & DEVELOPMENT AREA OF PREMISES

FRONT STREET
AREA OF PREMISES
MER.
COMM ROOM
ELEVATOR EQUIPMENT ROOM
WOMEN
ELEC. RM
TEL
STAIR #2
STAIR #1
STOR RM
TENANT TEL RM
MEN
OLD SLIP
GOUVENEUR LANE
SOUTH STREET
N

RXR
CONSTRUCTION & DEVELOPMENT

LEASE EXHIBIT - PREMISES PLAN

OPPENHEIMER - SUITE 1100

FLOOR 11
32 OLD SLIP
NEW YORK, NEW YORK

PROJECT LOCATION		
FILE NAME	PLOT DATE	
DATE	Jul 28, 26	DRAWING NO.
DRAWN BY	DHOWE	LE-

FRONT STREET
AREA OF PREMISES
OLD SLIP
GOUVENEUR LANE
SOUTH STREET
N

LEASE EXHIBIT - PREMISES PLAN

OPPENHEIMER - SUITE 1200

FLOOR 12
32 OLD SLIP
NEW YORK, NEW YORK

RXR CONSTRUCTION & DEVELOPMENT

PROJECT LOCATION		
FILE NAME	PLOT DATE	
DATE	JUL 28, 26	DRAWING NO.
DRAWN BY	DHOWE	LE-0

FRONT STREET
AREA OF PREMISES
OLD SLIP
GOUVENEUR LANE
SOUTH STREET
N

CONSTRUCTION & DEVELOPMENT

LEASE EXHIBIT - PREMISES PLAN

OPPENHEIMER - SUITE 1400

FLOOR 14
32 OLD SLIP
NEW YORK, NEW YORK

PROJECT LOCATION		
FILE NAME	PLOT DATE	
DATE		DRAWING NO.
DRAWN BY	DHOWE	LE-

FRONT STREET
AREA OF PREMISES
M.E.R.
STORAGE
STORAGE
ELEC RM
STAIR #1
WOMEN
MEN
ELEVATOR MACHINE ROOM
OLD SLIP
GOUVENEUR LANE
SOUTH STREET
N

RXR CONSTRUCTION & DEVELOPMENT

LEASE EXHIBIT - PREMISES PLAN

OPPENHEIMER - SUITE 2600

FLOOR 26
32 OLD SLIP
NEW YORK, NEW YORK

PROJECT LOCATION
FILE NAME
PLOT DATE
DATE
DRAWN BY
DRAWING NO.
LE-

ELEC. RM. #1 STAIR UP DN DN #2 UP STAIR SE2 SE1 TEL. P22P23 P19P20 P24 P21 MENWOMEN EQUIPMENT ROOM MECHANICAL RISER CLOS. OPPENHEIMER - SUITE 3000 LEASE EXHIBIT - PREMISES PLAN FLOOR 30 32 OLD SLIP NEW YORK, NEW YORKCONSTRUCTION & DEVELOPMENT

ELEC. RM. #1 STAIR UP DN DN #2 UP STAIR SE2 SE1 TEL. P22P23 P19P20 P24 P21 WOMEN MEN MECHANICAL EQUIPMENT ROOM RISER CLOS. STORAGE TE L/C OM OPPENHEIMER - SUITE 3100 LEASE EXHIBIT - PREMISES PLAN FLOOR 31 32 OLD SLIP NEW YORK, NEW YORKCONSTRUCTION & DEVELOPMENT

C-1 EXHIBIT C RULES AND REGULATIONS 1. The rights of each tenant in the entrances, corridors, elevators and escalators servicing the Building are limited to ingress and egress from such tenant’s premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant’s premises, or permit the visit of, persons in such numbers or under such conditions as to materially interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by any other tenants. Except as provided in Section 3.03 and as otherwise provided under the Lease, fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally. 2. Landlord may refuse admission to the Building outside of Business Hours on Business Days to any person not known to the watchman in charge or not having a pass issued by Landlord or the tenant whose premises are to be entered or not otherwise properly identified, and Landlord may require all persons admitted to or leaving the Building to provide appropriate identification. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character or reputation of the Building or of its tenants may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building. 3. Only Landlord or persons reasonably approved by Landlord shall be permitted to furnish to the Premises ice, drinking water, food, beverage, linen, towel, barbering, bootblacking, floor polishing, cleaning or other similar services. 4. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens that are different from the standards adopted by Landlord for the Building shall be attached to or hung in, or used in connection with, any exterior window or door of the premises of any tenant, without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner approved by Landlord, which approval shall not be unreasonably withheld. 5. No lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of any tenant’s premises, or at any point inside any tenant’s premises where the same might be visible outside of such premises, without the prior written consent of Landlord, except as otherwise provided under the Lease. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and

C-2 may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style reasonably acceptable to Landlord. 6. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant. 7. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules. 8. No vehicles (other than bicycles and mail carts in accordance with Landlord’s rules therefor), animals or birds of any kind (other than service animals permitted in accordance with applicable Laws) shall be brought into or kept in or about the premises of any tenant or the Building. 9. No noise, including, without limitation, music or the playing of musical instruments, recordings, radios or television, that, in the reasonable judgment of Landlord, might materially disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the premises of any tenant that would impair or interfere with the use or enjoyment by any other tenant of any space in the Building. 10. No tenant, nor any tenant’s contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive, or otherwise hazardous or dangerous fluid, chemical, substance or material. 11. Additional locks or bolts of any kind that shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof that shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant’s premises and toilet rooms shall be procured only from Landlord who may make a reasonable charge therefor. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof. 12. All removals or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may reasonably determine from time to time. The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger’s license. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving specified in this rule, including a reasonable charge for overhead, shall be paid by the tenant to Landlord, on demand.

C-3 13. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter that violate any of these Rules and Regulations or the lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this Rule or of Rule 2 hereof. 14. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school. No tenant shall use, or permit its premises or any part thereof to be used, for manufacturing, or the sale at retail or auction of merchandise, goods or property of any kind. 15. Intentionally Deleted. 16. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant’s premises. If, in the reasonable judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine. 17. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant’s premises without Landlord’s prior written consent which consent shall not be unreasonably withheld or delayed, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment that may be permitted to be installed and used in a tenant’s premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. 18. Landlord, its contractors, and their respective employees shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant. 19. No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose. 20. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

C-4 21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same. 22. Tenant shall not cause or permit any unusual or objectionable fumes, vapors or odors to emanate from the Premises that would annoy other tenants or create a public or private nuisance. No cooking (other than microwave use) shall be done in the Premises except as is expressly permitted in the Lease. 23. Nothing shall be done or permitted in any tenant’s premises, and nothing shall be brought into or kept in any tenant’s premises, that would impair or interfere with any of the Building’s services or the proper and economic heating, ventilating, air conditioning, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind that, in the reasonable judgment of Landlord, might cause any such impairment or interference. 24. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building that may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant’s premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose employees, agents, visitors or licensees, shall have caused the same. Any cuspidors or containers or receptacles used as such in the premises of any tenant, or for garbage or similar refuse, shall be emptied, cared for and cleaned by and at the expense of such tenant. 25. All entrance doors in each tenant’s premises shall be left locked and all windows shall be left closed by the tenant when the tenant’s premises are not in use. Entrance doors shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights. 26. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building. 27. All windows in each tenant’s premises shall be kept closed, and all blinds therein above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant’s premises. If Landlord shall elect to install any energy saving film on the windows of the Premises or to install energy saving windows in place of the present windows, tenant shall cooperate with the reasonable requirements of Landlord in connection with such installation and thereafter the maintenance and replacement of the film and/or windows and permit Landlord to have access to the tenant’s premises at reasonable times during Business Hours to perform such work. 28. If the Premises be or become infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, employees, visitors or licensees, Tenant shall at Tenant’s expense cause the same to be exterminated from time to time to the

C-5 reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be designated by Landlord, or if none is so designated as reasonably approved by Landlord. 29. To the extent there is a conflict between the provisions contained in the Lease and this Exhibit C annexed thereto, the provisions of the Lease shall govern and control.

D-1 EXHIBIT D STANDARD CLEANING SPECIFICATIONS 1. GENERAL OFFICE AREAS (A) NIGHTLY 1. All stone, ceramic, tile, marble, terrazzo and other unwaxed flooring to be mopped nightly using approved dust-down preparations; wash flooring weekly. 2. All linoleum, vinyl, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly using approved dust-down preparation. Waxing, if any, shall be done at Tenant’s expense. 3. All carpeting and rugs to be vacuumed nightly. 4. Hand dust with treated cloth and wipe clean all furniture, fixtures and window enclosures nightly. 5. Dust interior of all waste disposal cans and baskets nightly; damp dust as necessary. 6. Wash and clean all water fountains nightly. 7. Dust all doors and other ventilating louvers within reach; damp wipe as necessary. 8. Wipe clean all brass, if necessary, and other bright work nightly. 9. Sweep, vacuum or wash all private staircases nightly. 10. Metal door of elevator cars to be properly maintained daily. 11. Remove all gum and foreign matter on sight. 12. Dust and vacuum closet and coat room shelving, coat racks and flooring nightly. 13. Wipe counters, cabinets and equipment exteriors, scour one sink, sweep and damp mop floor, and remove wet trash and replace with heavy-duty liners in pantries. (B) PERIODIC CLEANING (to be performed as needed unless otherwise specified but not less than once each week or as hereinafter provided):

1. Wash and remove all finger marks, stains, smudges, scuff marks and other marks from metal partitions, sills, all vertical surfaces (doors, walls, window sills), including elevator doors and other surfaces, as necessary. Clean and sweep any vacant areas.

(C) <u>HIGH DUSTING</u>

1. Do all high dusting every three (3) months, unless otherwise specified, including but not limited to the following:

(a) Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. Damp dust as required.

(b) Vacuum and dust all vertical surfaces such as walls, partitions, doors, bucks and ventilating louvers, grilles, high moldings and other surfaces not reached in nightly cleaning.

(c) Dust all ventilating and air conditioning louvers, high moldings and other high areas not reached in nightly cleaning.

(d) Clean exterior of lighting fixtures.

(e) Vacuum and dust ceiling tiles around ventilators and clean and wash all air conditioning diffusers.

2. <u>WINDOW CLEANING</u>

Wash the interior and exterior of all perimeter windows four (4) times per year.

3. <u>ELEVATOR LOBBY AND PUBLIC CORRIDORS (MULTI-TENANT FLOORS)</u>

(A) Vacuum floors nightly and machine scrub or shampoo floors monthly. Wax, buff, apply sealer or finishes as required.

(B) Wipe down all metal surfaces in the lobby and polish monthly.

(C) High dust and wash if necessary all electrical air conditioning ceiling fixtures at least once per month.

(D) Dust walls nightly and wash monthly.

(E) Burned out lamps shall be replaced promptly with lamps supplied by Landlord's contractor.

4. <u>PASSENGER ELEVATORS</u>

(A) Clean saddles and frames on floors above lobby once per week and vacuum dirt from door tracks nightly. Polish saddles monthly.

(B) Dust elevator doors daily.

D-2

D-3 (C) Clean floors twice daily and polish weekly by machine. 5. RESTROOMS IN BASE BUILDING (two (2) main restrooms per floor) (but excluding private washrooms, if any) (A) NIGHTLY 1. Scour, wash and disinfect all toilet seats (both sides), basins, sinks, bowls, urinals and tile walls near urinals and near toilets, throughout. 2. Sweep and wash all restroom floors using proper disinfectants. 3. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all restrooms. 4. Hand dust and clean, washing where necessary, all partitions, dispensers and receptacles in all restrooms. 5. Service sanitary napkin dispensers. (Building Standard napkins supplied by Landlord.) 6. Empty paper towel and sanitary napkin disposal receptacles and remove paper to designated areas. 7. Fill toilet tissue holder nightly. (Building Standard tissue to be supplied by Landlord.) 8. Fill soap dispensers, towel dispensers and sanitary napkin vending machines. (Building Standard materials to be supplied by Landlord.) 9. Empty and clean sanitary disposal receptacles. 10. Clean and wash all receptacles and dispensers. 11. Remove finger marks from painted surfaces. (B) PERIODIC 1. Clean and wash all partitions once every two weeks. 2. Scrub floors, as necessary, but not less than once each week. 3. Hand dust, clean and wash all tile walls and ceilings including washable acoustical tiles once each month; more if necessary. 4. High dusting shall be done once each month which will include lights, walls and grilles. 5. Wash all lighting fixtures as necessary.

E-1-1 EXHIBIT E-1 LANDLORD’S DELIVERY CONDITION WORK

DELIVERY CONDITIONS: 1. New Base Building HVAC units, including new air handling units (“AHUs”) serving the Premises, complete with smoke and fire dampers (as required by code) tied into the Building’s life safety systems at the core on the floors of the Premises (along with the required amount of fresh air from outside of the Building); provided, however, that Landlord shall not be required to replace the existing AHUs serving the 8th Floor. The 8th floor AHUs shall be operational at delivery. 2. All applicable Base Building systems servicing the Premises brought to the Premises and fully operational as of the Lease Commencement Date; 3. Fireproofing, fire-stopping and enclosure of any exposed structural steel. Landlord will ensure that all shafts, pipe penetrations, etc. in the Premises are fire-stopped; 4. Premises vacant, demolished (including removal of all non-functioning pipes, conduits and back boxes and including the removal of any exposed wiring to be pulled out and terminated), in broom clean condition, legally demised (if applicable) and in compliance with all applicable laws and with a Certificate of Occupancy. 5. Raised Flooring. Landlord shall perform the following modifications to the existing raised access flooring within the Premises in accordance with the plans attached hereto: a. 8th Floor: Existing raised access flooring shall be modified and infilled, as required, to accommodate the layout shown on the 8th Floor plan. b. 12th and 14th Floors: Existing raised access flooring shall be modified as required such that the finished elevation of the raised access flooring is flush with the adjacent core floor elevation. c. 30th Floor: Existing raised access flooring shall remain in its existing configuration. 6. All existing perimeter radiators in the Premises to be in good working order and condition; 7. Renovation of core restrooms in accordance with work letter included in this exhibit and in accordance with Laws and the plans attached hereto.

Paired Panel P a ir e d P a n e l P P J U D G E - 6 0 W X 3 6 D W H IT N E S S - 4 2 W X 3 0 D 30-1/2" UP UP OPEN WORK STATIONS MAILROOM AUDIT / MEETING SWITCHBOARD FACILITIES / PURCHASING OPY STORAGE MAINFRAME MAILROOM OFFICE PANTRY IDF UPS MDF EPIX PRINTING FACILITIES / PURCHASING FACILITIES / PURCHASING Coat Closet COPY NICHE A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 20 :1 7 P M A-608. FURNITURE PLAN - LEVEL 08 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 B. 8TH FLOOR TO ALIGN WITH GENERAL DESIGN DIRECTION AND FINISHES OF FLOORS 11 & 12 1 10/08/2026 100% DD PACKAGE

UP G O U V E N E U R L A N E FRONT STREET O L D S L IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. TEL./COM. COMM ROOM ELEC CLOSET WOMEN'S RESTROOM BY LANDLORD WELLNESS Exec Office Office Office Office Office Office Office Office Office Office Exec Office Huddle Copy/ Print Exec Office Office Office Office Office Office Office Office Office Office Exec Office Office Office PH Huddle Office OfficeOffice IDF Office HUDDLE Exec Office Office Office Office Office Office Office Office Exec Office Office Office Office Office Office Office Exec Office FREIGHT LOBBY ELEVATOR LOBBY 18P CONFERENCE Payables Office Office Office Huddle Coat CL Storage OfficeOffice Elevator Lobby CL Storage IT Storage MEN'S RESTROOM BY LANDLORD A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 21 :2 7 P M A-612. FURNITURE PLAN - LEVEL 12 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
Exec Office
Office
Copy/ Print
8P CONFERENCE
IDF
Syndicate
M.E.R.
COMM ROOM
STORAGE
RELOCATED CORE WOMEN'S RESTROOM BY LANDLORD
ELEC CLOSET
ELEVATOR LOBBY
ELEC. RM.
Storage
TEL
FREIGHT ELEVATOR LOBBY
STAIR F
STAIR E
DN
UP
SE2
SE1
Coat CL
CL
P12
P11
P10
P9
P8
P7
6P Suite
Restrooms
20P CONFERENCE
Huddle
6P CONFERENCE
PH

GENERAL NOTES

A. PARTITIONS TO BE LANDLORD STANDARD. REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES.

B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N.

C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD.

D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION.

E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT.

F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N.

G. OFFICEFRONT SYSTEM TO BE 9'-6" IN HEIGHT TO MATCH CEILING HEIGHTS.

SHEET NOTES

KEY PLAN

ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION:

- (orange) LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP.
- (yellow) 6" STUD WITH 2 LAYERS OF GYP EACH SIDE. PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT.
- (blue) 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

Date	Description
2 10/08/2026	50% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
CONSTRUCTION PLAN - LEVEL 14

Scale
1/8" = 1'-0"

A-214.

DRAWING NO. ____ OF ____

© 2026 Gensler

MULTI-PURPOSE ROOM
8P CONFERENCE
8P CONFERENCE
FURNITURE STORAGE
10P CONFERENCE
10P CONFERENCE
24P CONFERENCE
ALL-GENDER
ALL-GENDER
SHOWER
ELEVATOR LOBBY
ALL-GENDER
ALL-GENDER
JANITOR
WELLNESS
6P CONFERENCE
ELECTRICAL
RISER CLOS
TEL
FREIGHT ELEVATOR LOBBY
ELEC CLOSET
Water Heater
STAIR F
STAIR E
DN
UP
10' - 1"
War Room
CATERING PANTRY
CLIENT LOUNGE AND CAFE
Coat CL
STORAGE
Storage
C-SUITE OFFICE A
C-SUITE CONFERENCE
C-SUITE OFFICE B
MECHANICAL EQUIPMENT ROOM
Exec Office
Exec Office
Exec Office
Exec Office
Exec Office
Copy/ Print
Shower Rm
Shower Rm
Pantry
Exec Office (Hoteling)
Exec Office (Hoteling)
Exec Office
Exec Office
Exec Office
Exec Office
Exec Office

GENERAL NOTES

SHEET NOTES

KEY PLAN

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

Δ	Date	Description
3	10/08/2026	50% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
CONSTRUCTION PLAN - LEVEL 30

Scale
1/8" = 1'-0"

A-230.

DRAWING NO. _____ OF _____

© 2026 Gensler

UP UP COMM ROOM M.E.R ROOM ELEVATOR EQUIPMENT ELEC. RM. SE1 ROOM P12 P11 P9 P8 P7 P10 TEL. SE2 P22 WOMEN (NEW LOCATION) EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR MEN (NEW LOCATION) TENANT JAN. NOTE: RESTROOM FOOTPRINT CAN BE REDUCED BUT IS SHOWN TO ALIGN WITH TENANT ROOM PER DESIGN ARCHITECT'S DD SET PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 A-011 32 OLD SLIP NEW YORK, NY 10005 11TH FLOOR RESTROOM BLOCKING PLANS 10.27.2026 26.0002577.000 TR AB / TM 1/8" = 1'-0" ABOVE STANDARD FIXTURES

UP UP UP ROOM ROOM M.E.R ELEV. A.C RM ROOM TEL SE2 SE1 P22 JAN. EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR WOMEN (NEW LOCATION) MEN (EXPANDED CORE RESTROOM) PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH A-012 32 OLD SLIP NEW YORK, NY 10005 12TH FLOOR RESTROOM BLOCKING PLANS 10.27.2026 26.0002577.000 TR AB / TM 1/8" = 1'-0" Description No. By: Date ISSUED FOR LL REVIEW 10.27.2026 ABOVE STANDARD FIXTURES

TELECOM M. E.R ROOM ROOM COMM ROOM ELEC. R.M TEL. SE2 SE1 UP DN STAIR STAIR P 12 P11 P10 P9 P8 P7 DN P22 EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR MEN (NEW LOCATION) JAN. WOMEN (NEW LOCATION) MEN (MODIFIED CORE RESTROOM) PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings A-014 32 OLD SLIP NEW YORK, NY 10005 13TH FLOOR CONSTRUCTION / (14TH FLOOR MARKETING) RESTROOM BLOCKING PLANS 10.25.2026 26.0002577.000 TR AB / TM Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 1/8" = 1'-0" ABOVE STANDARD FIXTURES ADDITIONAL RESTROOM SCOPE TO BE INCLUDED IN DELIVERY CONDITION SCOPE

WOMEN (MODIFIED CORE RESTROOM) MEN (MODIFIED CORE RESTROOM) ELEC. RM. UP DN DN UP TEL. M.E.R. ELEVATOR MACHINE ROOM COMM ROOM EF N1N2 RISER CLOS. P22P23P24 P19P20P21 JAN. PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings A-026 10.26.2026 26.0002577.000 TR AB / TM 32 OLD SLIP NEW YORK, NY 10005 25TH FLOOR CONSTRUCTION / (26TH FLOOR MARKETING) RESTROOM BLOCKING PLANS Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 1/8" = 1'-0" ABOVE STANDARD FIXTURES

UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL P22P23P24 P19P20P21 TEL. RISER CLOS. WOMENMEN UP UP GO UV EN EU R LA NE FRONT STREET OL D SL IP SOUTH STREET 30TH FLOOR AS-BUILT FLOOR 30 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION SERVICES NO RESTROOM WORK ON THIS FLOOR

DN DN GO UV EN EU R LA NE FRONT STREET OL D SL IP SOUTH STREET 31ST FLOOR AS-BUILT FLOOR 31 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION SERVICES NO RESTROOM WORK ON THIS FLOOR

RESTROOM WORK LETTER 32 Old Slip New York, NY 1. Partitions a. Walls per code with applicable ratings 2. Doors a. Hollow metal b. Single rabbet hollow metal frames c. Brushed aluminum lever hardware d. Hinges, wall stops, and silencers as required 3. Ceilings a. 2x4 Acoustical ceiling i. Armstrong – 9/16” flat tee grid ii. Armstrong – Ultima Tegular #1895 tile 4. Lighting a. LED downlights 5. Power a. 2 countertop GFI per restroom b. Occupancy/vacancy sensors 6. Finishes a. 4”x12” Ceramic tile for walls, Nemo, Metro Wall Tile, White, glossy b. 12’x24’ Porcelain tile for floors, Nemo, Volcano, Cenere or Equal c. Corian Quartz Countertops, Snow White 7. Bathroom Fixtures a. Wall mounted toilets by Toto with automatic flush b. Urinal by Toto with automatic flush c. Square Stainless Steel undermount lavatory by Kohler d. Faucet by Sloan e. Floor mounted toilet/ wall hung urinal partitions by AMCO, Stainless Steel Finish f. ¼” thick mirror with polished edges g. Stainless steel toilet accessories 8. Mechanical Systems a. Fire Alarm per code b. Sprinkler per code c. Plumbing per engineer’s design d. Electric distribution per engineer’s design e. HVAC distribution per engineer’s design Standards subject to change with specifications of equal quality as determined by Landlord. *Tenant shall pay the incremental upcharge to enlarge restrooms to meet their particular use and occupancy, including but not limited to additional fixtures, area of ceilings and finishes

Execution Version EXHIBIT E-2 LANDLORD’S TURNKEY WORK SECTION A - PLANS, ETC. 1. Plans. (a) Tenant engaged Gensler (“Tenant’s Architect”) to prepare the design development drawings for Landlord’s Turnkey Work attached as Annex 1 to this Exhibit E-2 which have been approved by Landlord and Tenant (the “Interim Design Drawings”). The Interim Design Drawings consist of 100% design development documents for floors 8, 11, 12, 26 and 31, which include approved plans, finish selections, details and elevations for specialty spaces, lighting grid / pattern and 50% design development drawings for floors 14 and 30. Mechanical, electrical and plumbing infrastructure documents include a narrative, basis of design, riser diagrams, floor sketches and preliminary sketches. (b) Tenant shall, no later than October 30, 2026, cause Tenant’s Architect to prepare 100% design development drawings for any portions of the Interim Design Drawings that were not at 100% design development level as of the Effective Date (the “Final DD Submission”). Landlord may, in Landlord’s discretion, disapprove any elements of the Final DD Submission that are inconsistent with the Interim Design Drawings and are violative of the Landlord’s Work Requirements. Landlord shall confirm approval of the Final DD Submission no later than November 9, 2026 (which may be by email to Tenant’s Agent), at which point the 100% design development drawings prepared by Tenant’s Architect shall be referred to herein as the “Approved Design Drawings.” Landlord shall deliver to Tenant, simultaneously with such approval, updates to Building Standard as reflected in the Approved Design Drawings, any corresponding updates to Annex 2, any updates to the preliminary pricing of TEWO Costs and Scope Reductions set forth in Annex 3 and updates to the Schedule caused by any Initial Tenant Extra Work (“Pricing Update”). (c) Landlord shall cause Landlord’s architect Nelson Worldwide and Landlord’s engineer Robert Derector Associates (collectively, “Landlord’s Consultants”) to prepare biddable architectural and engineering drawings for Landlord’s Turnkey Work based on the Interim Design Drawings to the extent feasible or the Approved Design Drawings (such drawings, as the same may be modified and supplemented in accordance with this Exhibit E-2, the “Final Plans”) in accordance with Landlord’s construction schedule for Landlord’s Work, as the same may be updated from time to time (the “Schedule”). Landlord shall have the right to replace Landlord’s Consultants with qualified reputable replacements at Landlord’s reasonable discretion, subject to Tenant’s approval (such approval not to be unreasonably withheld or delayed), provided that Landlord shall be solely liable for any increases in TEWO Costs arising from such replacement and for any delay in connection therewith. Landlord shall direct Landlord’s Consultants to cause the Final Plans to be consistent with the Approved Design Drawings (or the preceding design set, as the case may be), subject to evolution of design, and not to make any material deviations from the Approved Design Drawings (or the preceding design set, as the case may be). In connection with the preparation of the Final Plans, Landlord shall cause construction documents, specifications and supporting ancillary documents (together with the Final Plans, the “Final Plans

E-2-2 and Documents”) to be prepared. At each of Landlord’s completion of 50% of the Final Plans and Documents and 90% of the Final Plans and Documents, Landlord shall cause interim sets of Final Plans and Documents (the “Interim Plans”) to be delivered to Tenant together with a Pricing Update. (d) Within 7 Business Days after the delivery of the 50% set of Interim Plans, Tenant shall review and deliver to Landlord any comments with respect thereto, which shall be incorporated into the next set of Interim Plans (subject to Section C(1)), which shall be bubbled and include narratives explaining the changes. (e) Within 10 Business Days after the delivery of the 90% set of Interim Plans, Tenant shall notify Landlord whether Tenant approves such 90% set of Interim Plans, identifying any respects in which the 90% Interim Plans are not approved or as to which Tenant otherwise has comments, all of which shall be incorporated into the Final Plans (subject to Section C(1)), which shall be bubbled and include narratives explaining the changes. (f) At 100% completion of the Final Plans, Landlord shall deliver a copy of such Final Plans to Tenant together with a Pricing Update, and Tenant shall notify Landlord within 7 Business Days after receipt of such Final Plans whether Tenant approves the Final Plans, identifying any respects in which the Final Plans are not approved or as to which Tenant otherwise has comments. If Tenant desires changes to such Final Plans, then Tenant’s response must specify in reasonable detail any changes or clarifications Tenant desires to make to the Final Plans (“Final Plan Changes”), provided, that (subject to Tenant’s right to make Change Orders) such changes or clarifications are consistent in all material respects with (or are a further development of, in the ordinary course of evolution of design or to correct design errors or failure to comply with Laws, or material deviations from) the Approved Design Drawings (or preceding design set). If Tenant fails to respond within such 7 Business Day period, Tenant shall be deemed to have approved the Final Plans as submitted. If Tenant timely and properly submits to Landlord the Final Plan Changes, Landlord shall cause the Final Plans to be revised, with changes bubbled and including narratives stating the changes (“Revised Final Plans”) to address the approved Final Plan Changes. Tenant must approve or provide comments in reasonable detail to the Revised Final Plans within 5 Business Days after receipt of the Revised Final Plans. If Tenant timely provides comments, then Landlord shall further revise the Revised Final Plans to reflect such comments to the extent they are reasonably approved by Landlord, and shall submit a further set of Revised Final Plans to Tenant, which shall be bubbled and include narratives explaining the changes. This process will continue until Tenant gives notice to Landlord approving the Revised Final Plans. Landlord agrees that neither the initial 7 Business Day period that Tenant has to submit the Final Plan Changes nor the subsequent 5 Business Day period that Tenant has to submit any comments to the Revised Final Plans shall constitute a Tenant Delay, but if the process continues beyond such period as set forth above (other than comments to correct design errors or failure to comply with Laws, or material deviations from the Approved Design Drawings or prior design set), then any such further delays caused by Tenant resulting from additional comments to the Revised Final Plans shall constitute a Tenant Delay. Upon approval of the Revised Final Plans, the same shall be deemed to be the Final Plans for all purposes under this Exhibit E-2.

E-2-3 (g) Notwithstanding the foregoing, if any inconsistency with the Approved Design Drawings (or prior design set) was the result of complying with Laws, including complying with comments or objections from the NYC Department of Buildings (“DOB”) or other governmental authority, the parties and their respective architects and consultants shall meet to discuss the changes required to comply with Laws. Unless there is only one clear way to comply with such requirement, Tenant shall have the right to approve Landlord’s proposed change, which approval shall not be unreasonably withheld, conditioned or delayed, and the parties shall endeavor to effectuate such change in a manner that minimizes any delay to Substantial Completion. Landlord shall cause the Final Plans to be filed with the DOB and shall be responsible, at its sole cost and expense, for obtaining all necessary permits, including an Alt-1 permit. (h) The parties and their respective architects and consultants shall meet to review each set of Interim Plans and the Final Plans and identify any material deviations from the Approved Design Drawings (or previous design set) and any resulting changes in estimated pricing or expected savings, and shall reasonably cooperate to resolve any disputes prior to delivery of the next set of Interim Plans or prior to Tenant’s approval of the Final Plans, as applicable. (i) Landlord shall notify Tenant promptly following receipt of Tenant’s comments on any set of Interim Plans or Final Plans whether any such comments are expected to result in Initial Tenant Extra Work and, if so, the anticipated additional TEWO Costs or any Tenant Delay arising therefrom. It is expressly understood and agreed that comments or objections that are consistent with the Approved Design Drawings, or the previous design set, as the case may be, or which constitute correction of errors or failure of the applicable Interim Plans or Final Plans to comply with Laws, shall not constitute Initial Tenant Extra Work. Any disputes with respect to whether a comment or objection results in Initial Tenant Extra Work shall be resolved by the Dispute Resolution process in Section I below. 2. Landlord’s Affiliate, RXR Construction Services (“RCS”), shall act as construction manager for the performance of Landlord’s Turnkey Work, and any and all obligations of Landlord under this Exhibit E-2 may be performed by RCS on Landlord’s behalf. Landlord shall not retain any other construction manager or general contractor for the Landlord’s Turnkey Work and, accordingly, TEWO Costs shall not include any fees for a general contractor or construction manager, or construction supervisory fees, other than the RCS Fee. RCS shall hold all contracts for the performance of Landlord’s Work. The contract between Landlord and RCS and all contracts with Landlord’s Consultants and all trade contracts for Landlord’s Work shall expressly provide that such contract shall be assignable to Tenant upon written notice from Tenant that it has exercised its Self-Help Right. 3. Landlord shall pay Tenant a test-fit allowance of $0.15 per rentable square foot of the Premises which shall be paid simultaneously with the execution and delivery of the Lease. 4. Low voltage cabling, security and related infrastructure work for the Premises (the “Low Voltage Work”) shall be performed as part of Landlord’s Turnkey Work. Tenant shall cause Tenant’s engineer (or Tenant’s low voltage consultant) to deliver to Landlord plans and specifications for the Low Voltage Work no later than the date on which Final Plans and

E-2-4 Documents are delivered, and Landlord shall cause Landlord’s Consultants to incorporate the same into the Final Plans and Documents. The Low Voltage Work shall constitute Initial Tenant Extra Work for all purposes of this Exhibit E-2, and the cost thereof shall constitute TEWO Costs payable in accordance with Section B(5). Tenant shall provide a proposed list of subcontractors for the performance of the Low Voltage Work which shall be subject to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed based on Landlord’s standard prequalification requirements for subcontractors in respect of the trade or supplier in question. If Landlord reasonably disapproves any subcontractor based on Landlord’s standard prequalification requirements, Landlord and Tenant agree to reasonably cooperate to promptly select an alternative subcontractor reasonably acceptable to Tenant and Landlord. Landlord shall select the lowest qualified bidder in accordance with the bid process more particularly described in Section B(4) below. Tenant agrees (1) that RCS’s sole obligation is to hold and manage the contract with the subcontractor selected to perform the Low Voltage Work, including enforcing the subcontractor’s obligations thereunder on Tenant’s behalf and at Tenant’s reasonable cost, and that RCS and Landlord shall have no other obligation or liability with respect to the Low Voltage Work and (2) to indemnify, defend and hold harmless Landlord, RCS and the Landlord Indemnified Parties from and against any and all claims arising from or in connection with the Low Voltage Work, except to the extent such claim results from any breach of contract by Landlord, RCS or a Landlord Indemnified Party, or from the negligence (other than negligence to which the release of liability and waiver of subrogation provided in Section 7.03 applies) or willful misconduct of Landlord, RCS, Landlord’s architect or a Landlord Indemnified Party. SECTION B - PERFORMANCE OF LANDLORD’S WORK AND COSTS. 1. Subject to the provisions of this Exhibit E-2, Landlord shall perform or cause to be performed Landlord’s Turnkey Work in a good and workmanlike manner, in accordance with Laws and in accordance with the Final Plans, which work shall be of first class, new material, manufacture, design, capacity, finish and color of the standard adopted by Landlord for the Building as described on Annex 2 to this Exhibit E-2 and set forth in the Interim Design Drawings (other than Initial Tenant Extra Work and Scope Reductions reflected therein, each of which shall be clearly annotated as such in the Interim Design Drawings and, upon completion of the 100% design development drawings, in the Approved Design Drawings pursuant to Section 1(b)) (“Building Standard”). Landlord shall perform or cause to be performed Landlord’s Delivery Condition Work in a good and workmanlike manner, in accordance with Laws and with the plans attached as part of Exhibit E-1 and Annex 4 (the “Delivery Condition Plans”). Except as expressly set forth in the Lease (including this Exhibit E-2), Landlord does not represent, warrant or guaranty that Landlord shall achieve Substantial Completion of Landlord’s Work by any specific date, and the failure by Landlord, for any reason whatsoever, to achieve Substantial Completion of Landlord’s Work by any specific date, shall not (i) give rise to any liability or obligation of Landlord to Tenant, (ii) entitle Tenant to any compensation, abatement or diminution of Rent, and (iii) except as expressly set forth in this Lease, relieve Tenant from any of its obligations under this Lease or otherwise give rise to any rights of Tenant as against Landlord or with respect to this Lease. Landlord shall make no changes to the Final Plans or Delivery Condition Plans without Tenant’s prior written approval, other than field changes (i.e. changes necessitated by job conditions in the field that are customarily resolved by architects and construction managers and do not have material design ramifications and do not constitute discretionary scope changes),

E-2-5 which approval shall not be unreasonably withheld as long as there is no diminution in quality or functionality of Landlord’s Work, no material impact on Tenant’s design or use of Landlord’s Work, and no increase (other than to a de minimis extent) in the cost of the Initial Tenant Extra Work or of any Change Orders. 2. All amounts payable by Tenant under this Exhibit E-2, whether payable to Landlord or to RCS, and whether arising before, on or after the Commencement Date, shall constitute Additional Rent. If Tenant fails timely to pay any amount due under this Exhibit E-2, and such failure continues for more than 5 Business Days after written notice from Landlord, then without limiting any of Landlord’s other rights and remedies under this Lease, Landlord shall have no obligation to continue the performance of Landlord’s Turnkey Work until Tenant shall have cured such failure. 3. For purposes of this Exhibit E-2, “Initial Tenant Extra Work” means the above Building Standard scope Tenant is considering including and identified on Annex 3 attached hereto and reflected as such on the Interim Design Drawings, for which preliminary pricing and anticipated Tenant Delay are set forth on Annex 3, “Scope Reductions” means any reduction of Building Standard scope requested by Tenant, either as a result of Initial Tenant Extra Work or otherwise (it being acknowledged and agreed that there are no Scope Reductions as of the date hereof), and “Initial Tenant Extra Work Orders” means the “add/alt” for Initial Tenant Extra Work setting forth the incremental cost of each item of Initial Tenant Extra Work, any credits for Scope Reductions, any Tenant Delay expected to arise from same and, if any such Tenant Delay is expected, any option(s) proposed by the applicable contractor to mitigate such Tenant Delay. Any additional above Building Standard scope, or Scope Reductions, requested by Tenant after approval of the Approved Design Drawings shall constitute a Change Order subject to the provisions of Section F below. Any dispute with respect to whether work constitutes Initial Tenant Extra Work or with respect to the amount of any TEWO Costs shall be resolved by Dispute Resolution in accordance with Section I of this Exhibit E-2. 4. For the purposes of providing a transparent bid and procurement process, solely related to the Initial Tenant Extra Work Orders, RCS shall solicit breakout pricing from the subcontractors from whom Landlord is soliciting bids for the totality of Landlord’s Turnkey Work, which shall be at least 3 subcontractors reasonably identified by Landlord for each major trade to perform the Landlord’s Turnkey Work, under an industry standard open book competitive bid process, all as set forth in this Section B(4). Landlord has delivered to Tenant the bidder’s list for the Initial Tenant Extra Work Orders. If there are any trades or suppliers that will be engaged solely for Initial Tenant Extra Work, Tenant shall have the right to select one of the 3 subcontractors or suppliers to be included on the bid list for such trades or suppliers, subject to Landlord’s approval of such subcontractor selected by Tenant, such approval not to be unreasonably withheld, conditioned or delayed based on Landlord’s standard prequalification requirements for subcontractors in respect of the trade or supplier in question, and provided further that Tenant shall have the right to select all of the bidders for wiring and cabling for telecommunications systems to be performed as part of Initial Tenant Extra Work, which bidders shall be subject to Landlord’s approval of such bidders selected by Tenant, such approval not to be unreasonably withheld, conditioned or delayed based on Landlord’s standard prequalification requirements for subcontractors in respect of the trade or supplier in question. If Landlord

E-2-6 reasonably disapproves any such subcontractor proposed by Tenant based on Landlord’s standard prequalification requirements, Landlord and Tenant agree to reasonably cooperate to promptly select an alternative subcontractor reasonably acceptable to Tenant and Landlord. Landlord shall solicit competitive bids from at least 3 contractors in each trade performing Initial Tenant Extra Work Orders (with breakout pricing which shall be priced on a fixed sum basis unless Landlord and Tenant otherwise agree that a different form of pricing is appropriate with respect to the work in question and shall set forth with specificity any Long Lead Items or other increase in the contract time for Landlord’s Turnkey Work that is attributable solely and directly to the Initial Tenant Extra Work); provided, that the contractors that provide base Building services with respect to Class E systems, elevators and BMS shall not be competitively bid so long as such Building services are provided at rates and requirements consistent with other Class A buildings in downtown Manhattan. Landlord shall deliver to Tenant copies of the bid packages for such subcontractors simultaneously with the submission thereof to the bidders, which shall clearly identify the Initial Tenant Extra Work and Scope Reductions reflected in the Final Plans, and require bidders to price as an “add/alt” the incremental cost of performing the Initial Tenant Extra Work, to identify the amount of any credit arising from Scope Reductions, and to set forth any Long Lead Items or other incremental delay to the Schedule for such subcontractor’s work expected to arise from performance of the Initial Tenant Extra Work. Upon receipt of the bids, Landlord will provide Tenant with a reasonably detailed bid matrix showing a comparison of the breakout pricing and timing estimates received with such bids for the Initial Tenant Extra Work Orders. During the bid leveling and negotiation process, Landlord shall use commercially reasonable efforts to negotiate favorable terms with respect to any increases to the costs of the Landlord’s Turnkey Work and/or contract time resulting from any Initial Tenant Extra Work, as if Landlord were doing such work for its own account, and to endeavor to align in good faith any disparities between the price or time impact of Initial Tenant Extra Work as opposed to Building Standard. Landlord shall level the bids so obtained and shall select the lowest qualified bidders, and following such leveling and negotiation, Landlord shall deliver to Tenant for approval the proposed Initial Tenant Extra Work Orders, together with a revised and complete list of all “add/alts” for Initial Tenant Extra Work and all deducts for Scope Reductions reflecting the final bid pricing, and together with all relevant backup, including the details of the original bids and timing estimates for Building Standard and Initial Tenant Extra Work, and the negotiated values and timing, and identifying those bids in which the pricing or timing of the Initial Tenant Extra Work Orders was more favorable than Building Standard. Within 5 Business Days after delivery to Tenant of the proposed Initial Tenant Extra Work Orders, Tenant shall either approve the cost, advise Landlord in reasonable detail of any respect in which Tenant does not approve such cost or requests value engineering (and Landlord shall cooperate in any such value engineering exercise), or elect not to proceed with one or more items of Initial Tenant Extra Work; provided, that if Landlord shall be required to resolicit any bids in order to satisfy Tenant’s requests (other than requests due to errors or inconsistencies with the Final Plans or Delivery Condition Plans as applicable, or applicable Laws), the time required to do so (to the extent in excess of 5 Business Days, subject to Section D(1)(viii)) shall constitute Tenant Delay. If Tenant fails to respond within such 5 Business Day period, Tenant shall be deemed to have approved the cost of the Initial Tenant Extra Work Orders. The date on which Tenant has confirmed its election to proceed with one or more of the Initial Tenant Extra Work Orders and approved (or is deemed to have approved) such costs shall be referred to herein as the “Election Date.”

E-2-7 5. Landlord shall bear the cost of Landlord’s Turnkey Work, except that Tenant shall pay to Landlord (i) within 30 days after invoice from Landlord (accompanied by reasonable supporting documentation on RCS’ standard form (which shall be substantially similar to the AIA G702/703 form), including copies of subcontractor invoices), the TEWO Costs, and (ii) within 30 days after invoice from Landlord, any reasonable actual out-of-pocket additional cost to Landlord in completing the Landlord’s Turnkey Work resulting solely and directly from any Tenant Delay, subject to Section D(4) below. Within 20 days after the Election Date, Tenant shall deliver to Landlord an amount equal to twenty-five percent (25%) of the Initial Tenant Extra Work Orders with which Tenant has elected to proceed, net of the credit described in clause (x) below. After application of such amount, the balance of the TEWO Costs will be paid in progress payments no more frequently than monthly, to pay for work completed or costs incurred in the preceding month, subject to delivery of invoices and supporting documentation as set forth in the first sentence of this Section B(5). In addition, so long as Tenant is not in monetary or material non-monetary default under the Lease beyond applicable notice and cure periods, Tenant shall be entitled to a credit in the amount of (x) (A) $ , which shall be applied towards the first installments of TEWO Costs otherwise payable by Tenant hereunder, plus (B) the Special Allowance, which shall be applied towards the first installments of TEWO Costs otherwise payable by Tenant hereunder and (y) (A) $ per rentable square foot of the Premises other than the 8th Floor Premises and (B) $ per rentable square foot of the 8th Floor Premises (the amount described in this clause (y), collectively, the “Generator Connection Allowance”), in each case, which shall be applied towards Tenant’s Generator Connection Work to be performed by Landlord as part of Landlord’s Turnkey Work. To the extent the Generator Connection Work shown on the Interim Design Drawings is included in the Final Plans and upon completion of the bidding process the cost thereof is less than the Generator Connection Allowance, Tenant shall have the right to apply the difference as an additional credit towards other TEWO Costs. Prior to crediting any amounts described in this Section B(5)(y), Landlord shall deliver to Tenant an invoice and other backup with respect to any amounts to be credited, as if Landlord were requesting payment from Tenant, and Tenant shall authorize the application of such credit within 30 days following delivery of such information. The “Special Allowance” means an amount equal to $ which Tenant may apply towards TEWO Costs (including the initial twenty-five percent (25%) installment) payable by Tenant under this Exhibit E-2. To the extent the Special Allowance is not fully recouped from the TEWO Costs, Landlord shall pay to Tenant the balance thereof within 30 days following written demand, and if Landlord fails to so pay such balance, Tenant shall have the right to offset such amount against the Rent due under the Lease. 6. Landlord shall maintain, or cause RCS and each contractor performing Landlord's Turnkey Work to maintain, throughout the performance of Landlord's Turnkey Work, workers' compensation insurance in statutory limits together with employer's liability insurance, "all risk" Builders Risk coverage, commercial general liability insurance, and such other insurance coverages as are customary for projects of comparable scope and character. 7. “TEWO Costs” means, collectively, all of the following: (i) The sum of (A) the total contractor work charges set forth in the Initial Tenant Extra Work Orders that are incremental to Building Standard, net of Scope Reductions, (B) incremental fees paid to Landlord’s Consultants in connection with design of the [********] [**] [**] [*********]

E-2-8 Initial Tenant Extra Work Orders, and any incremental permit fees due to the TEWO Costs or special inspection fees, (C) any costs of Change Orders (as set forth in Section F below), and (D) the value of actual time spent by RCS’ personnel (e.g., project executives, project managers, field supervisors, estimators, administrators and project accountants, as applicable) for the performance of Initial Tenant Extra Work Orders (and any subsequent Change Orders), but excluding costs for overtime use of freight elevators or loading dock, utilities or other base building services during construction; plus (ii) An amount equal to 2.5% of the total of all of the items included in TEWO Costs above (other than Insurance Cost itself) as a fee for RCS’ insurance costs (“Insurance Cost”); plus (iii) An amount equal to 3% of the total of all of the items included in TEWO Costs above as a fee for RCS acting as construction manager (“RCS Fee”). 8. For the avoidance of doubt, except to the extent specifically set forth on the Approved Design Drawings or Final Plans, Tenant shall be responsible for any direct vendors associated with providing Tenant’s furniture, movable equipment, IT/AV, cabling, security move management, move consulting and other similar activities. The 30th and 31st floors of the Building currently contain certain fixtures, furniture and equipment abandoned by a prior occupant of those floors. Tenant shall have the right by giving Landlord written notice (“FF&E Notice”) within 60 days after the Effective Date to elect to cause Landlord to retain and convey to Tenant some or all of such property, which items shall be identified in the FF&E Notice (the “Retained FF&E”). Landlord shall discard any items not identified in the FF&E Notice, as part of Landlord’s Work, and shall store the Retained FF&E during performance of Landlord’s Work and move such items into the Premises prior to the applicable Tranche Commencement Date at Tenant’s sole cost and expense. As of each applicable Commencement Date, Landlord shall be deemed to have conveyed title to the Retained FF&E that is placed in the applicable Tranche for $1.00, and Landlord represents that Landlord will hold valid title to such Retained FF&E immediately prior to such delivery free and clear of all liens, claims and encumbrances. After expiration of such 60- day period, Landlord may discard any items not so identified. 9. Landlord shall cause to be included in each hard cost contract for Landlord’s Turnkey Work or any portion thereof warranties that are customary for the type or category of work for projects similar in scope and character to Landlord’s Turnkey Work, all of which shall be assignable to Tenant upon expiration of the warranty period set forth in Section G(4). Landlord shall use commercially reasonable efforts to assist Tenant in the enforcement of such warranties following expiration of such warranty period. 10. Landlord shall perform, as part of Landlord’s Work, the elevator work shown on Annex 4 attached hereto on or prior to the Last Tranche Commencement Date. For the avoidance of doubt, such elevator work (including the narrative and plans set forth on Annex 4) shall constitute part of Landlord’s Delivery Condition Work, and the plans included in Annex 4 shall constitute Delivery Condition Plans, for all purposes of the Lease and this Exhibit E-2. 11. Pursuant to the Current Mortgagee SNDA, Lender (as defined therein) is holding $66,000,000.00 (the “Lender Funding Amount”) in a reserve, which includes an amount

E-2-9 equal to the Special Allowance, with the balance being for the payment of the cost of Landlord’s Work (excluding TEWO Costs), all as more particularly set forth in the Current Mortgagee SNDA. Notwithstanding the foregoing, the Lender Funding Amount is based on the preliminary budget for Landlord’s Work attached hereto as Annex 5 (“Landlord’s Work Budget”), including additional contingency in the amount of $ (the “Incremental Contingency”), to allow for the finalization of the Final Plans and the awarding of all applicable contracts. Accordingly, the Lender Funding Amount is subject to adjustment once the budget for Landlord’s Work has been finalized as provided below. As used herein, “Buyout Date” means the date on which the following has occurred in accordance with this Exhibit E-2: (i) Tenant has approved (or is deemed to have approved) the Final Plans and the Election Date (if any) has occurred; (ii) the competitive bid process has been completed; (iii) RCS has entered into all trade contracts and supply contracts required to perform Landlord’s Work; and (iv) physical construction of Landlord’s Work has commenced, all as demonstrated to Tenant’s reasonable satisfaction. As soon as reasonably practicable following the Buyout Date, Landlord shall deliver to Tenant an updated Landlord’s Work Budget, together with reasonable supporting documentation, setting forth the final pricing of Landlord’s Work, including line items of all hard and soft costs and contingency in a level of detail sufficient for Tenant to reasonably verify the total costs of Landlord’s Work, including a breakdown in respect of the pricing of the “Turnkey Value”, “Base Building”, and “Additional Contingency” (the “Final Budgeted Costs”). Within 5 Business Days of Tenant’s receipt of the Final Budgeted Costs from Landlord, Tenant shall notify Landlord in writing whether (x) Tenant accepts Landlord’s determination of the Final Budgeted Costs or (y) Tenant disputes Landlord’s determination of the Final Budgeted Costs, which shall be resolved by Dispute Resolution in accordance with Section I of this Exhibit E-2. Once the Final Budgeted Costs have been finally determined in accordance with the immediately preceding sentence, Landlord and Tenant shall jointly issue to Lender written notice of the same, including authorization, to disburse from the reserve the balance (if any) of the Incremental Contingency that is no longer required to be held in the reserve (it being agreed that if the Final Budgeted Costs exceed $ , the Incremental Contingency shall remain in the Leasing Reserve to the extent of such excess), all as more particularly set forth in the Current Mortgagee SNDA. For the avoidance of doubt, but without limiting Tenant’s rights herein with respect to Scope Reductions, any budget savings evidenced in the Final Budgeted Costs shall be for the benefit of Landlord. SECTION C - GENERAL CONDITIONS OF LANDLORD’S WORK. 1. Notwithstanding anything to the contrary contained in the Lease or this Exhibit E-2, Landlord shall not be required to perform any work (except to the extent that such work may be specifically provided for in the Approved Design Drawings or Final Plans or Delivery Condition Plans, as applicable) unless such work (i) complies with all applicable Laws, (ii) does not call for use of any asbestos-containing or other hazardous materials, and (iii) will not adversely affect the exterior appearance of the Building (the requirements set forth in the preceding clauses (i) through (iii), collectively, the “Landlord’s Work Requirements”). Landlord shall notify Tenant of any and all changes to the Final Plans or Delivery Condition Plans required by any federal, state, municipal or other government or any governmental, public or quasi-public body or authority promptly after Landlord receives written notice thereof. 2. Notwithstanding anything to the contrary contained in the Lease or in this Exhibit E-2, neither the recommendation, designation, selection, engagement or approval by [*********] [**********]

E-2-10 Landlord of any contractor, architect or engineer, nor the review, consent to or approval by Landlord of the Final Plans (or any other plans) shall constitute a representation or warranty by Landlord that the Final Plans are suitable for their intended purpose. The foregoing shall not be deemed to limit Landlord’s express obligations under the Lease and this Exhibit E-2, including without limitation under Sections B(1) and G(4). 3. Landlord shall deliver to Tenant as-built plans for the Landlord’s Turnkey Work within 120 days after Substantial Completion. SECTION D - TENANT DELAYS. 1. To the extent Landlord shall be actually delayed in Substantially Completing Landlord’s Work solely as a result of any act, neglect, failure or omission (where there is a duty to act) of Tenant, its agents, employees or contractors in violation of the Lease (including this Exhibit E-2), including, without limitation, any of the following, such delay shall be deemed a “Tenant Delay”: (i) Tenant’s failure to reasonably cooperate with Landlord, Landlord’s agent, the contractor, architect and all other parties involved in Landlord’s Work, or Tenant’s failure to make Tenant’s Agent available at all reasonable times to facilitate the completion of the Final Plans and Landlord’s Work, in each case after notice of such failure has been given by Landlord to Tenant; (ii) Tenant’s request for any change, addition or modification to the Final Plans, provided that the same shall not be deemed Tenant Delay to the extent (x) it is necessary to (A) correct defects in Landlord’s Work or non-conformity of the work with the Final Plans or Delivery Condition Plans, or (B) make adjustments for work that was performed out of sequence as a result of the actions or omissions of Landlord or its agents or contractors or RCS, in each case where such corrections, conforming changes or adjustments are not due to the acts or omissions (where there is a duty to act) of Tenant or its agents, employees, contractors or consultants, or (y) it is requested and approved in accordance with the time frames set forth in Section A(1)(f); (iii) Tenant’s failure to pay to Landlord any monies required to be paid pursuant to Section B of this Exhibit E-2 within the time period set forth therein; (iv) Initial Tenant Extra Work Orders and/or Change Orders (including, without limitation, the implementation, processing, review, analysis and approval of Change Orders, to the extent set forth in Section F below), but only to the extent set forth in the applicable Initial Tenant Extra Work Orders or Change Orders, and caused solely by the Initial Tenant Extra Work or change in question; (v) Tenant’s request for Long Lead Items, or for materials, finishes or installations that are required to achieve Substantial Completion and are not readily available at the time Landlord is ready to install same, unless within 5 Business Days after being requested by Landlord to agree to substitute a material, finish or installation that is

E-2-11 comparable in quality, functionality and aesthetics and not substantially greater in cost, Tenant agrees to such substitution; (vi) The performance of work by a person, firm or other entity employed by Tenant and delays in the completion of the said work by said person, firm or other entity, it being acknowledged that Tenant will not have the right to perform any such work prior to the Commencement Date; (vii) Any delay which results from any act or omission of Tenant or Tenant’s employees, agents or contractors in violation of this Lease, including delays due to interference with any work to be done by Landlord, or delays by Tenant in submission of information, or selecting construction materials to be installed by Landlord as part of Landlord’s Work, if any, (e.g., color of paint and carpet), or approving working drawings or estimates or giving authorizations or approvals, in each case by the dates set forth in this Exhibit E-2 or otherwise set forth in the Schedule, and after notice of such act or omission has been given by Landlord to Tenant; (viii) Tenant’s request to value engineer elements of the Initial Tenant Extra Work Orders which extends beyond the 5 Business Day period allowed under Section B(4) of this Exhibit E-2, provided that Landlord has promptly requested and used diligent efforts to obtain pricing responses from contractors within such 5 Business Day period, or at Tenant’s option Landlord has provided rough order of magnitude pricing for the value engineering changes in question; (ix) Any other failure by Tenant to comply with Tenant’s obligations under the Lease, if such failure continues for more than 5 Business Days after notice of such failure has been given by Landlord to Tenant. 2. Notwithstanding any other provision of this Exhibit E-2 and/or the Lease, if the Substantial Completion Date shall be delayed by reason of a Tenant Delay, the Rent Commencement Date shall be advanced by one day for each day of such Tenant Delay, provided that such Tenant Delay shall not relieve Landlord of its obligation to complete Landlord’s Work. Any dispute relating to whether an event constitutes Tenant Delay and the extent thereof shall be resolved by Dispute Resolution pursuant to Section I of this Exhibit E-2. 3. “Long Lead Items” means any specially fabricated or specially ordered items which require such time to obtain that they will not be available when reasonably required by Landlord in the normal sequence of construction of Landlord’s Turnkey Work. Landlord represents that as of the Effective Date, Landlord is not aware of any items set forth in the Interim Design Drawings that are expected to be Long Lead Items. Landlord shall notify Tenant promptly if it becomes aware of any item set forth in the Final DD Submission or Final Plans that may be a Long Lead Item, but in any event no later than issuance of the 50% set of the Final Plans and Documents, and Landlord shall use commercially reasonable efforts to mitigate the impact of Long Lead Items, including by implementing a reasonable pre-purchase program. Any items not so identified by such date shall be deemed not to constitute Long Lead Items.

E-2-12 4. If either Landlord or Tenant believes that a Tenant Delay might be avoided or mitigated by the expenditure of additional money by or on behalf of Landlord, such party may give notice (a “TD Mitigation Notice”) to the other setting forth such belief, in which event Landlord shall provide a good faith estimate of the cost thereof (accompanied by appropriate supporting documentation), and Tenant may elect to have Landlord make (at Tenant’s expense) such expenditure by notice to Landlord given within 7 days after the giving of the TD Mitigation Notice (or after delivery of the cost estimate, if later); if Tenant shall have timely elected to have Landlord make such expenditure, then Landlord shall make such expenditure in order to attempt to avoid or mitigate such Tenant Delay and Tenant shall reimburse Landlord for the actual cost thereof (including the fees that are otherwise applicable to TEWO Costs, but without duplication thereof) within 30 days after the rendition of statements therefor. Landlord shall use commercially reasonable efforts to avoid or mitigate any Tenant Delay; provided, that except as provided in this Section D, Landlord shall not be obligated to incur any additional expense (other than to a de minimis extent) to avoid or mitigate, or to attempt to avoid or mitigate, any Tenant Delay. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to pay or reimburse any expenses to avoid or mitigate, or attempt to avoid or mitigate, any Tenant Delay that is reflected in any Initial Tenant Extra Work Order or Change Order, unless Tenant elects to incur such expenses pursuant to this Section D(4). 5. All simultaneous delays which constitute a Tenant Delay hereunder shall be deemed to run concurrently and not consecutively and shall not be “double” counted. In the event of a simultaneous delay resulting from Tenant Delay and Unavoidable Delay, such delay shall be deemed to be Unavoidable Delay. 6. Notwithstanding anything to the contrary, except with respect to Change Orders or any other obligation for which a specific time period for the performance or response by Tenant is expressly provided in this Exhibit E-2, no delay shall constitute a Tenant Delay unless Landlord shall notify Tenant of such delay within 2 Business Days after Landlord actually becomes aware that such act or omission will result or has resulted in Tenant Delay (and such notice shall specify in reasonable detail the cause of the delay), failing which such delay shall constitute a Tenant Delay only from and after the date Landlord notifies Tenant thereof. Landlord shall endeavor to give Tenant prompt email notice of any act or omission that Landlord becomes aware is reasonably likely to result in a Tenant Delay. Landlord shall endeavor to notify Tenant, upon delivery of any such notice of Tenant Delay, if Landlord believes that such Tenant Delay will result in additional costs for which Tenant may be liable under Section B(5)(ii) and the estimated amount thereof to the extent Landlord is then able to determine same. If any consent or approval of Tenant hereunder is deemed to have been given within a specified period of time, then Tenant’s failure to respond within such period of time shall not be deemed a Tenant Delay. SECTION E - ENTRY BY TENANT AND ITS AGENTS; DESIGNATION OF TENANT’S AGENT. 1. Except as hereinafter provided, neither Tenant nor Tenant’s agents, employees, invitees or independent contractors shall enter the Premises during the performance of Landlord’s Work. Tenant hereby designates David Rogers (email: david.rogers@opco.com) as Tenant’s authorized agent (“Tenant’s Agent”) for the purpose of submitting to Landlord and

E-2-13 authorizing any Initial Tenant Extra Work Orders and Change Orders and for the purpose of consulting with Landlord as to any and all aspects of Landlord’s Work. Tenant’s Agent and Tenant’s consultants shall have the right to inspect the Premises at all reasonable times during the course of Landlord’s Work (with weekly inspections being deemed to be reasonable) upon reasonable prior notice, including without limitation at the following critical milestone hold points (“Hold Points”): layout, MEP rough-in, pre-drywall, insulation / drywall, MEP Equipment installation, IDF/MDF Shell Ready, Structural steel installation, elevator openings, finishes, and kitchen equipment installation. Such inspection shall not be deemed an acceptance by Tenant of any work which is defective, incomplete or otherwise not in compliance with the Final Plans or Delivery Condition Plans, or a waiver by Tenant of its rights under the Lease or this Exhibit E-2. Any inspection shall be performed in accordance with the site safety plan for the work and shall not interfere with performance of Landlord’s Work. Without limiting the generality of the foregoing, Landlord shall give Tenant at least 5 Business Days’ prior written notice (which notice may be by electronic mail to Tenant’s Agent) of the date Landlord anticipates that each of the Hold Points will be complete and ready for inspection and each of Landlord and Tenant agrees to reasonably cooperate to coordinate (together with their respective consultants) a joint inspection of the Premises to confirm that the work has been performed in accordance with the applicable Delivery Condition Plans or Final Plans and otherwise in compliance with this Exhibit E-2 within the 5 Business Day period following Landlord’s delivery of each such notice to Tenant. 2. Notwithstanding that the Commencement Date may not have yet occurred, Landlord shall permit Tenant and its designated and approved representatives to have access to the Premises, upon prior reasonable notice to Landlord, at times reasonably designated by Landlord (but no later than 30 days prior to the anticipated Tranche Commencement Date) for the sole purpose of making field measurements and surveys of existing conditions to prepare the Premises for occupancy. Tenant shall conduct such access in a manner so as to not interfere with Landlord’s delivery of possession of the Premises to Tenant or the performance of Landlord’s Work or any of Landlord’s other obligations under this Lease, and Landlord’s Work shall have priority over Tenant’s activities during such access. Any delay in the performance of Landlord’s Work resulting from such access by Tenant shall, subject to the notice required under Section D, constitute Tenant Delay. If Landlord determines that such early access activities are interfering with or delaying the performance of Landlord’s Work, then upon Landlord’s request, such early access activities shall immediately cease and Tenant shall cause all Tenant’s contractors to immediately cease such early access activities. 3. Subject to Sections 6.13 and 7.03 of the Lease, if Tenant shall enter upon the Premises or any other part of the Building, as may be permitted above by Landlord, Tenant shall maintain such insurance as may be reasonably required by Landlord in connection therewith (and provide evidence thereof to Landlord prior to any such access) and Tenant shall indemnify and save Landlord harmless from and against any and all costs (including, without limitation, reasonable attorney’s fees and disbursements) arising from or claimed to arise as a result of (i) any act, neglect or failure to act of Tenant or anyone entering the Premises or Building with Tenant’s permission or (ii) any other reason whatsoever arising out of Tenant’s entry upon the Premises or Building, except to the extent due to the negligence or willful misconduct of any Landlord Indemnified Party.

E-2-14 4. Landlord or RCS shall attend weekly construction meetings, at the Premises (or other mutually agreeable location) with video conferencing available for those attending remotely, with Tenant’s Agent (or an individual reasonably designated by Tenant’s Agent) and consultants to report on the progress of Landlord’s Work. Landlord shall deliver regular updates to the Schedule, copies of all material inspection reports issued by governmental authorities or private inspectors with respect to Landlord’s Work, commissioning reports, start-up testing reports and other reports and information Tenant may reasonably request. SECTION F - CHANGE ORDERS. 1. (a) Tenant shall have the right to make additions and/or changes from time to time in the Final Plans or Delivery Condition Plans by submitting to Landlord a written request describing the change in question, in reasonable detail sufficient for Landlord’s Consultants to prepare any required plans and specifications (collectively, “Change Orders”). Upon Landlord’s request, Tenant shall promptly deliver to Landlord any sketches, drawings or other additional information reasonably necessary for Landlord to obtain preliminary pricing and evaluate any impact on the Schedule. All Change Orders shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld; provided, that Landlord may, in Landlord’s discretion, disapprove any proposed changes which are inconsistent with or violative of the Landlord’s Work Requirements. If Landlord approves the Change Order, Landlord shall provide a rough order of magnitude estimate of the cost of the Change Order and any anticipated Tenant Delay (“ROM”). If after receipt of the ROM Tenant elects to proceed (which election shall be made within 3 Business Days after receipt of such ROM), then if plans are required to effectuate the Change Order, Landlord shall cause Landlord’s Consultants to prepare revised plans and specifications reflecting the Change Order and deliver the same to Tenant for review and approval in accordance with the procedures for approval of the Final Plans, except that the time for approval shall be reduced to 3 Business Days. Landlord shall obtain pricing from the subcontractors performing Landlord’s Turnkey Work and estimates of any net actual Tenant Delay, which shall be open book in substantially the same manner as Initial Tenant Extra Work (except that Landlord shall not be required to obtain bids from multiple contractors). Landlord shall use commercially reasonable efforts to negotiate favorable terms with respect to any increases to the costs and/or contract time resulting from any Change Orders, as if Landlord were doing the work for its own account. Following receipt of pricing and timing impact from subcontractors, Landlord shall notify Tenant of any incremental cost of Landlord’s Turnkey Work arising from the Change Order (giving effect to any savings resulting from the Change Order) and the net actual Tenant Delay that the performance of any such Change Order may entail. If Tenant does not respond affirmatively within 5 Business Days after the giving of such notice, Landlord shall not make the proposed Change Order. So long as Tenant responds within the applicable time periods set forth in this Section F, neither Tenant’s request for a Change Order nor the foregoing review, pricing and approval process shall constitute a Tenant Delay; provided, that if in connection with a proposed Change Order Tenant requests that Landlord stop any portion of the work, then any such stoppage that actually delays the performance of Landlord’s Work shall constitute a Tenant Delay, provided that Landlord shall notify Tenant at the time of such request that such stoppage is likely to result in Tenant Delay. If Tenant timely approves any Change Order, Landlord shall submit the Change Order to the contractors or subcontractors performing the trades involved in the Change Order and, if applicable and requested by Tenant, obtain and deliver to Tenant a work order in

E-2-15 connection therewith, and an amount equal to 25% of the cost of the Change Order shall be included in the next requisition delivered to Tenant, with the balance of such costs, after application of such initial payment, paid in accordance with the work completed at the same time and in the same manner as other TEWO Costs. (b) If Tenant submits to Landlord (i) a Change Order which complies in all respects with the requirements of Section F(1)(a) above (or revisions or supplements to a previously submitted and rejected Change Order), for approval by Landlord, together with (ii) notice from Tenant expressly claiming same as a Change Order and requesting Landlord’s approval thereof, which notice must be headed by the legend, in bold, capital letters stating that “LANDLORD MUST RESPOND WITHIN 5 BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE,” then Landlord, within 5 Business Days after actual receipt by Landlord of such Change Order (or such revisions or supplement thereto) and notice, shall notify Tenant either approving or disapproving same. Any disputes with respect to Change Orders shall be resolved by Dispute Resolution pursuant to Section I of this Exhibit E-2. SECTION G - SUBSTANTIAL COMPLETION. 1. The date that Landlord Substantially Completes Landlord’s Work with respect to any applicable Tranche shall be deemed the “Substantial Completion Date” with respect to such Tranche. For the purposes of the Lease and this Exhibit E-2, the terms “Substantial Completion”, “Substantially Completed” and “Substantially Complete” shall mean that, with the exception of (i) minor details of construction, mechanical adjustments or decoration which do not materially interfere with Tenant’s use of the applicable portion of the Premises and (ii) items of work which, in accordance with good construction practice, should be completed after the completion of other work to be performed by Tenant in the applicable portion of the Premises (collectively, “Punch List Items”), Landlord’s Work with respect to the applicable Tranche shall have been completed in accordance with the Final Plans or Delivery Condition Plans (as applicable), and Landlord shall have delivered to Tenant a certificate of substantial completion on Landlord’s standard form and copies of any certificates, inspections and sign-offs from the DOB and other applicable governmental authorities that are required for Tenant to legally occupy the applicable Tranche, and (if applicable to such Tranche) place of assembly certificate of operation and, with respect to the Last Tranche Commencement Date and to the extent required for Tenant to legally occupy the Premises, elevator permit sign-offs (any such certificates, inspections and sign-offs required to legally occupy the applicable Tranche, “Required Sign Offs”). To the extent that any certificates, inspections or sign-offs (other than Required Sign Offs) have not been delivered upon Substantial Completion, then the parties agree that delivery thereof shall not be a condition to Substantial Completion and Landlord shall use diligent efforts to obtain such items and shall deliver copies thereof to Tenant promptly upon receipt thereof following the Last Tranche Commencement Date. At least 30 days prior to the date Landlord anticipates that Landlord’s Work is anticipated to be Substantially Completed for any applicable Tranche, Landlord shall give to Tenant a notice (which notice may be by electronic mail to Tenant’s Agent) specifying the anticipated date that Landlord’s Work will be Substantially Completed with respect to such Tranche (each, an “Anticipated SC Notice”) which date shall be Landlord’s good faith estimate of the date Landlord’s Work will be Substantially Completed with respect to such Tranche but shall not be binding upon Landlord or Tenant. Landlord shall give to Tenant at least 5 Business Days’

E-2-16 advance notice (which notice may be by electronic mail to Tenant’s Agent) of the date on which Landlord’s Work shall be Substantially Complete with respect to the applicable Tranche (each, a “Substantial Completion Notice”). Within 5 Business Days after Tenant’s receipt of the Substantial Completion Notice, Landlord and Tenant (together with their respective consultants) shall jointly inspect the applicable Tranche and prepare (each acting reasonably) a list of Punch List Items. If, upon such inspection, Tenant determines that Landlord’s Work is not Substantially Complete with respect to such Tranche, Tenant may object by notice to Landlord specifying in sufficient detail the reasons therefor, in which event Landlord shall continue to perform Landlord’s Work until Substantial Completion with respect to such Tranche has been achieved, and the Substantial Completion Date shall not occur until Landlord’s Work is Substantially Complete with respect to such Tranche. Landlord shall proceed with reasonable diligence to complete the Punch List Items within 30 days after the occurrence of the applicable Commencement Date; provided, that if such work cannot reasonably be completed within 30 days and Landlord is diligently proceeding to complete the applicable Punch List Items, such 30 day period shall be extended for such time as may be reasonably necessary to complete such Punch List Items, not to exceed 60 additional days (subject to extension for Unavoidable Delays). Tenant shall reasonably cooperate with Landlord and its agents and contractors to provide access to the applicable portion of the Premises to complete the Punch List Items. Landlord shall perform the Punch List Items in a manner that does not unreasonably interfere with Tenant’s use of the Premises, and if the performance of any Punch List Items would interfere with Tenant’s use of the Premises, the same shall be performed outside of Business Hours. Landlord and Tenant acknowledge and agree that the Earliest Commencement Date with respect to each Tranche is the applicable Outside Tranche Delivery Date for each applicable Tranche. Following the Buyout Date, but in no event later than 60 days after the Effective Date, Tenant shall have the right to extend the Earliest Commencement Date with respect to all the Tranches by up to 60 days, in which event the Outside Tranche Delivery Dates shall automatically be extended by the same number of days, and Landlord and Tenant shall, promptly following Tenant’s election, execute and deliver an instrument, in form reasonably acceptable to both parties, confirming Earliest Commencement Dates and Outside Tranche Delivery Dates as so amended (provided that the failure of either party to execute such instrument shall not affect the effectiveness of such amendment). 2. After the occurrence of each applicable Commencement Date, Landlord and Tenant shall promptly confirm the Commencement Date and after the occurrence of the Last Tranche Commencement Date, the Rent Commencement Date and the Expiration Date, in each case by a separate instrument; provided, that the failure to execute and deliver such instrument shall not affect the determination of such dates in accordance with the provisions of this Lease. Pending the resolution of any dispute as to the applicable Commencement Date, Tenant shall pay Rent based upon Landlord’s determination thereof. Promptly after final determination of the Commencement Dates and the Rent Commencement Date (x) any overpayments made by Tenant shall, at Landlord’s option, either be refunded to Tenant within 30 days after such final determination or be credited against the next installments of Fixed Rent and/or Additional Rent payable by Tenant or (y) any amounts owed by Tenant to Landlord as a result of such final determination shall be paid by Tenant to Landlord within 30 days of such determination. 3. (a) Except as set forth below, if for any reason Landlord shall be unable to deliver possession of the Premises to Tenant on any date specified in this Lease for such delivery, Landlord shall have no liability to Tenant therefor and the validity of this Lease shall not

E-2-17 be impaired, nor shall the Term be extended, by reason thereof. This Section G(3) is an express provision to the contrary for purposes of Section 223-a of the Real Property Law of the State of New York (the “RPL”) and any other law of like import now or hereafter in effect. If the 8th Floor MDF Room Shell Ready Commencement Date does not occur by June 4, 2027, the 8th Floor MDF Room Room Ready Commencement Date does not occur by July 2, 2027, the Tranche 1 Commencement Date does not occur by August 2, 2027, the Tranche 2 Commencement Date does not occur by September 24, 2027, the Tranche 3 Commencement Date does not occur by October 22, 2027 or the Tranche 4 Commencement Date does not occur by November 9, 2027 (each such applicable date, as extended on a day-for-day basis for each day of Tenant Delay, Casualty and, subject to the Unavoidable Delay Cap, Unavoidable Delays, an “Outside Tranche Delivery Date”), and by reason of such delay Tenant shall actually be delayed in occupying the entire Premises for the normal conduct of Tenant’s business on or before February 1, 2028 (the “Occupancy Trigger Date”), then, as Tenant’s sole and exclusive remedy as liquidated damages and not as a penalty (but without limiting Tenant’s rights under Sections G(3)(d), (e) and (f) and G(4)), (x) Tenant shall receive for each month (or portion thereof) until the last day of the month immediately succeeding the month in which the Last Tranche Commencement Date occurs, a credit against Rent equal to the Rent Credit. The “Rent Credit” means the lesser of (x) $ for the first month of such delay, $ for the second month of such delay, and $ for the third and each subsequent month of such delay and (y) the actual 85 Broad Incremental Holdover Rent paid by Tenant for such period (such lesser amount described in clause (x) and (y), the “Rent Credit”), which shall be applied against the installments of Rent first coming due from and after the Rent Commencement Date until fully applied. Illustrative examples of the calculation of the Rent Credit are attached hereto as Annex 6. Tenant agrees to provide reasonable evidence of the 85 Broad Incremental Holdover Rent to Landlord in connection with any Rent Credit provided to Tenant hereunder. Tenant represents and warrants to Landlord that the scheduled expiration date under Tenant’s existing lease at 85 Broad Street, New York, New York (“Tenant’s Existing Lease”) is February 29, 2028 (the “Existing Lease Expiration Date”). The “85 Broad Incremental Holdover Rent” means an amount equal to the excess, if any, of (x) the holdover rent (or rent under an Extension Agreement, to the extent applicable) payable by Tenant under Tenant’s Existing Lease following February 29, 2027, over (y) the base rent and recurring additional rent payable by Tenant under Tenant’s Existing Lease for the month of February 2028. Tenant agrees to exercise commercially reasonable efforts to extend the Existing Lease Expiration Date for either 1, 2 or 3 months or such longer period as Tenant’s may elect, at no material cost to Tenant and without incurring any material liability in excess of that set forth in the Existing Lease (“Extension Agreement”). The parties acknowledge and agree that any such extension(s), if applicable, will be subject to a date by which Tenant shall be required to exercise the applicable extension(s), and each of the decision to sign an extension agreement, and the decision to exercise the extension right by the agreed upon outside date, and the length of any such extension(s), are subject to Tenant’s discretion in order to avoid any anticipated holdover. Tenant agrees to keep Landlord reasonably apprised of such efforts and to promptly notify Landlord of the details of any such extension and, if applicable, Tenant’s exercise of any such extension right(s). (b) All simultaneous Tenant Delays which constitute a delay to any Outside Tranche Delivery Date shall be deemed to run concurrently and not consecutively and shall not be “double” counted. To the extent that there is a simultaneous delay in Landlord’s Work from a Tenant Delay and Unavoidable Delay, such delay shall be deemed attributable to Unavoidable Delay unless and until the Unavoidable Delay Cap has been reached. The [*****] [*****] [*******]

E-2-18 “Unavoidable Delay Cap” means (x) with respect to any Landlord Labor Troubles, 45 days in the aggregate among all Tranches and (y) with respect to any other Unavoidable Delay other than Landlord Labor Troubles and Casualty, 75 days in the aggregate among all Tranches, it being agreed that the Unavoidable Delay Cap shall not apply to a Casualty. (c) At Landlord’s request, Tenant agrees to reasonably cooperate with Landlord to mitigate any delays in Tenant’s occupancy of the Premises for the normal conduct of Tenant’s business on or before the Occupancy Trigger Date resulting from Landlord’s failure to deliver any Tranche by the applicable Outside Tranche Delivery Date (“LD Mitigation”), and Landlord shall pay or reimburse Tenant for the reasonable out-of-pocket costs and expenses of LD Mitigation, including, without limitation, any incremental costs of accelerating Tenant’s installations in the Premises, and the move of Tenant’s personnel and property into the Premises, including overtime or premium pay, in order to mitigate the impact of Landlord’s delay, it being agreed that Tenant shall have no obligation to incur any such costs and Landlord shall have no obligation to reimburse Tenant for any such costs unless Landlord has approved the expenditure of same, and if Tenant elects to do so, then Tenant’s failure to actually mitigate the impact of Landlord’s delay shall not affect Tenant’s rights with respect to the Rent Credit or other rights or remedies hereunder. (d) If Landlord fails to timely pay, credit or reimburse to Tenant any actual out-of-pocket costs incurred by Tenant that Landlord agreed in writing to pay pursuant to clause (c) above within 30 days after Landlord’s receipt of an invoice therefor, together with reasonable supporting documentation evidencing such costs, credit or reimbursement and such failure continues for more than 5 Business Days after a written reminder notice from Tenant (which notice shall contain a legend in not less than 14-point font bold upper case letters as follows: “THIS IS A NOTICE OF A CLAIMED OFFSET RIGHT GIVEN IN ACCORDANCE WITH SECTION G(3)(d) OF THE WORK LETTER”) and Landlord does not, within such 5 Business Day period, pay the amount claimed by Tenant or provide written notice that Landlord disputes in good faith Tenant’s entitlement to the amount claimed by Tenant, then Tenant shall have the right to offset such amount, together with interest thereon at the Interest Rate from the date such amount was due until offset in full, against the next installments of Rent. (e) Any dispute with respect to the failure to deliver any Tranche on a timely basis or the amount of the Rent Credit or costs under Section G(3)(c) or (d) shall be resolved pursuant to the Dispute Resolution procedures in Section I of this Exhibit E-2. (f) If the Last Tranche Commencement Date has not occurred on or before the date that is 12 months after the Outside Tranche Delivery Date for the Last Tranche (as such date shall be extended on a day-for-day basis for each day of Tenant Delay, Casualty and, subject to the Unavoidable Delay Cap, Unavoidable Delays, the “Outside Date”), then, as Tenant’s sole and exclusive remedy (except as set forth herein) and provided that Tenant has not exercised any of its self-help rights under Section G(4) below, Tenant shall have the one-time right to terminate this Lease by giving written notice thereof to Landlord (the “Late Delivery Termination Notice”) within 30 days after the Outside Date (time being of the essence) in which event the Lease and the term and estate hereby granted thereunder shall automatically terminate on the 10th day after Landlord’s receipt of the Late Delivery Termination Notice, with the same effect as if such

E-2-19 day were the Expiration Date. Landlord shall promptly, but in no event later than 10 Business Days after such termination, return to Tenant any prepaid Rent allocable to any period after such termination. Following such termination, neither party shall have any further liability or obligation to the other under this Lease, except for (1) obligations and liabilities accrued through the date of such termination, (2) provisions of this Lease that expressly survive the expiration or earlier termination of this Lease and (3) Landlord’s obligation to make the refunds required by this subsection. If Tenant fails to deliver the Late Delivery Termination Notice within 30 days after the Outside Date, then Tenant shall be deemed to have waived Tenant’s right to terminate the Lease pursuant to this clause (f). 4. If (a) the Last Tranche Commencement Date has not occurred on or before the Outside Tranche Delivery Date for the Last Tranche, or (b) Landlord’s Work (other than any work that is (x) de minimis in nature or (y) principally intended to circumvent the applicability of the foregoing provisions) has stopped for 45 consecutive calendar days (as to this clause (b), subject to any Tenant Delays, Casualty, Unavoidable Delays and Landlord Labor Troubles, not to exceed 30 days in the aggregate for any such Unavoidable Delays and Landlord Labor Troubles) then, as Tenant’s sole and exclusive remedy (except as set forth in this Exhibit E-2) and provided that Tenant has not delivered a Late Delivery Termination Notice under Section G(3)(f) above, Tenant shall have the right, at Landlord’s sole cost and expense in accordance with the terms of this Section 4, to exercise self-help and complete Landlord’s Work (the “Self-Help Right”) subject to and in accordance with the following terms and conditions: (a) Tenant shall notify Landlord in writing that Tenant intends to exercise its Self-Help Right (a “Transition Notice”), which Transition Notice shall contain a legend in not less than 14-point font bold upper case letters as follows: “THIS IS A NOTICE OF TENANT’S INTENT TO EXERCISE THE SELF-HELP RIGHT IN ACCORDANCE WITH SECTION 4 OF THE WORK LETTER IF LANDLORD FAILS TO [SUBSTANTIALLY COMPLETE] [RESUME THE CONTINUOUS CONSTRUCTION OF] LANDLORD’S WORK WITHIN 20 DAYS AFTER THE DATE OF THIS TRANSITION NOTICE.” If Landlord fails to Substantially Complete, or resume the continuous construction of, Landlord’s Work, as applicable, within 20 days after receipt of the Transition Notice, then Tenant shall have the right to take over performance of the remaining portions of Landlord’s Work that have not been Substantially Completed (the “Self-Help Obligations”) and Landlord shall reasonably cooperate with Tenant to ensure an orderly transition of Landlord’s Work to Tenant in accordance with sound construction practices, including, without limitation, transferring and assigning to Tenant or its designee all contracts, plans, specifications, permits, documentation, and information pertaining to Landlord’s Work (the date on which Landlord’s Work has been substantially transitioned to Tenant, as reasonably determined by Landlord and Tenant, the “Transition Date”). Landlord shall reasonably cooperate with Tenant and its contractors and subcontractors to provide access to the Project, including, without limitation, all common areas, mechanical and equipment rooms, roof and all other areas of the Building or Project as is reasonably required to exercise the Self-Help Right and perform the Self-Help Obligations, and the period between the Transition Notice and Transition Date shall not constitute Tenant Delay for any purpose. (b) Landlord shall, at its sole cost and expense, cause all requisite insurance with respect to Landlord’s Work to remain in effect.

E-2-20 (c) Without limiting Landlord’s obligation to pay or reimburse Tenant for Self-Help Costs (as defined below), Tenant may, at its option, either (i) assume the contract between Landlord and RCS, all contracts with Landlord’s Consultants, and all other trade contracts for Landlord’s Work, or (ii) engage reputable and qualified general contractors, architects, engineers, suppliers and other consultants that are, if required by applicable law, duly licensed (individually, a “Tenant Contractor” and collectively, “Tenant’s Contractors”). In the event Tenant elects to use Tenant’s Contractors, as applicable, Tenant shall ensure that Tenant’s agreements with such Tenant Contractors contain provisions in form and substance requiring such party to (i) use good faith in performing the Self-Help Obligations that an owner of a Comparable Building would use to minimize unreasonable interference with other tenants or occupants of the Building taking into account the scope of work being performed, (ii) perform the Self-Help Obligations diligently, (iii) perform the Self-Help Obligations substantially in accordance with the Final Plans and Delivery Condition Plans, as applicable (subject to Change Orders, and such other changes as Tenant may make to correct defects, remedy faulty work, or comply with Laws, or substitute materials in order to minimize further delay), (iv) perform such work in a good and workmanlike manner, lien free, using only new materials and in accordance with applicable laws, (v) provide customary, assignable warranties for the Self-Help Obligations performed, and (vi) obtain customary insurance for the performance of the Self-Help Obligations. (d) Subject to the terms of clause (e) below, Landlord shall pay (or, at Tenant’s request, reimburse) all Self-Help Costs within 10 Business Days after Tenant delivers to Landlord a written statement of such Self-Help Costs (a “Draw Request”), together with interest thereon at the Specified Rate (i) in the case of reimbursements, accruing from the date such amounts were paid by Tenant from and after the Transition Date until actually reimbursed and (ii) in the case of all other amounts, accruing from the expiration of such 10 Business Day period until paid. “Specified Rate” means the lesser of (x) the Prime Rate plus 4% or (y) the maximum rate permitted by law. “Self-Help Costs” means, collectively, all of Tenant’s actual out-of-pocket third-party costs and expenses to complete the Self-Help Obligations, including, without limitation, remobilization costs, incremental construction management fees, costs to terminate and replace subcontractors, costs to mitigate delays (other than Tenant Delays), corrective work, and the reasonable out-of-pocket fees and disbursements of Tenant’s counsel and other consultants, but excluding any TEWO Costs in excess of the credits set forth in Section B(5). (e) Draw Requests shall be submitted not more frequently than monthly and shall be accompanied by: (i) copies of receipts, invoices, and other backup materials reasonably demonstrating that the costs constitute Self-Help Costs, (ii) conditional partial lien waivers and releases with respect to the payments being requested in the current draw, (iii) unconditional partial lien waivers and releases for the amounts paid under the prior draw and (iv) architect certificates of completion (or applicable AIA forms) for the work in question. If a Draw Request is defective as to the amount(s) requested with respect to one or more particular contractors or subcontractors, then Landlord shall nevertheless timely pay all other amounts validly requested in the Draw Request. Landlord shall notify Tenant in writing of the basis for any such withholding within the 30-day period set forth above, and shall pay the withheld amount within 10 Business Days after the defect is cured. Upon request from Landlord, Tenant shall provide paid invoices and final lien waivers (provided that final lien waivers shall only be provided to the extent final payment has been made) consistent with customary practice from the applicable contractors, sub-contractors and materialmen that provided materials or services, in each case, with

E-2-21 respect to costs theretofore paid by Landlord. Notwithstanding the foregoing, lien waivers shall not be required from architects, engineers or design consultants. (f) If Landlord fails to pay (or, at Tenant’s request, reimburse) any Self- Help Costs within the 30-day period set forth above or to dispute Tenant’s entitlement to such Self-Help Costs, and such failure continues for more than 10 Business Days after written notice from Tenant (which notice shall contain a legend in not less than 14-point font bold upper case letters as follows: “THIS IS A NOTICE OF A CLAIMED OFFSET RIGHT GIVEN IN ACCORDANCE WITH SECTION 4(f) OF WORK LETTER”), then without limiting any of Tenant's other rights and remedies under this Lease, Tenant shall have the right to offset such amounts (together with all accrued but unpaid interest thereon at the Specified Rate pursuant to subsection (d) above) against the next installments of Rent. (g) If Tenant exercises the Self-Help Right, then (i) Landlord shall remain liable for any Rent Credits and Landlord Delay Costs (except to the extent such Rent Credits could reasonably have been avoided if Tenant had pursued the completion of Landlord’s Work using reasonable diligence in accordance with sound construction practices, without the need to incur overtime or premium labor unless Landlord agrees to pay such overtime or premium labor costs), and (ii) Tenant shall no longer have the right to terminate this Lease as set forth in Section G(3)(f). For avoidance of doubt, Tenant’s exercise of the Self-Help Right and access to the Premises shall not constitute the delivery of possession of the Premises or any portion thereof or cause the Commencement Date to occur with respect to any Tranche, which Commencement Date shall not occur until Substantial Completion of Landlord’s Work in the applicable Tranche. (h) Any dispute with respect to the Self-Help Right shall be resolved pursuant to the Dispute Resolution procedures in Section I of this Exhibit E-2. Without limiting any other remedies available to Tenant under this Lease or at law or in equity, in the event of Landlord’s default or breach of this Section 4(h), Tenant shall be entitled to specific performance. 5. Notwithstanding anything contained in this Lease to the contrary, Landlord shall remedy any latent defects in Landlord’s Work affecting the Premises of which Tenant notifies Landlord within 12 months after the Last Tranche Commencement Date. Landlord shall commence to perform such work promptly following such notice from Tenant and shall thereafter diligently perform the same, and shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises in connection therewith. After the expiration of such 12 month period, Landlord shall cause all warranties that remain in effect for Landlord’s Work to be assigned to Tenant, at no cost or expense to Landlord (other than with respect to portions of Landlord’s Delivery Condition Work that are Landlord’s responsibility to repair and maintain pursuant to Section 4.05(b) of the Lease). SECTION H - FINAL REQUISITION. 1. Landlord shall prepare and deliver to Tenant together with the final requisition of TEWO Costs in accordance with Section B above a final true-up statement establishing the amounts theretofore paid by Tenant and the final balance payable by Tenant in accordance with the terms of Section B above, in reasonably sufficient detail and accompanied by reasonable supporting documentation.

E-2-22 SECTION I - DISPUTE RESOLUTION. 1. If a dispute arises under this Exhibit E-2 that the parties are unable to resolve despite reasonable good faith attempts to resolve same, including a meeting with each respective party’s senior representatives, and for which the Lease or this Exhibit E-2 provides for resolution pursuant to this Section I (“Dispute Resolution”), then, in any such case, Landlord or Tenant may present the Dispute to a single construction expert chosen from the following: Anthony Shirripa and Sharon Lobo (each, an “Expert”), who are listed in the order of priority (i.e., the second individual serves only if the first is not available) and who will resolve the dispute as provided in this Section I. Either party (“Disputing Party”) may submit a request for resolution of a dispute (a “Dispute”) pursuant to the provisions of this Exhibit E-2 by giving notice (a “Dispute Notice”) of the Dispute to the other party to the Dispute (the “Other Disputing Party”) and to the Expert, which Dispute Notice shall identify the provision of Exhibit E-2 at issue and shall specify in reasonable detail: (i) the nature of the dispute and the interpretation or decision requested; (ii) the party’s proposal to resolve the dispute; and (iii) a written explanation of its position, together with any materials that it deems relevant for such purpose. Within 3 Business Days after receiving the Dispute Notice, the Other Disputing Party shall have the right to deliver to the Expert (with a copy to the Disputing Party), its written statement setting forth (i) its position in reasonable detail with respect to the matters in Dispute, (ii) its proposal to resolve the dispute, and (iii) a written explanation of its position, together with any materials that it deems relevant for such purpose (the “Other Party Response Notice”; and the 3-Business Day period the Other Disputing Party has to deliver the Other Party Response Notice, the “Response Period”). Within 3 Business Days after the earlier of (x) receipt of the Other Party Response Notice or (y) expiration of the Response Period, the Expert shall make its decision. The Expert shall issue a written decision stating, in reasonable detail, the basis for its decision. Each party shall pay its own costs in connection with the Dispute, and the fees of the Expert shall be borne by the non-prevailing party as determined by the Expert or, if there is no prevailing party, then 50% by each party. The Expert shall not vary the terms of this Lease. The decision of the Expert need not accept, in its entirety, the position(s) advanced by either Disputing Party. The Expert’s decision shall be conclusive and binding on all parties to the Dispute and shall be confirmable in a court of competent jurisdiction. The initiation or pendency of any Dispute shall not delay the performance of Landlord’s Work and shall not give Tenant the right to withhold or delay payment of any Requisition or other sum due hereunder, provided that the making of such payment shall not prejudice Tenant’s right to pursue the Dispute in question. Any proceedings with respect to any Dispute under this Section I shall not constitute Tenant Delay, provided that if the Expert determines that Tenant acted unreasonably in connection with the matter in dispute, and that the Dispute and proceeding resulted in actual delay to Landlord’s Work, then such delay shall constitute Tenant Delay. No dispute or matter arising under this Agreement shall be subject to resolution under this Section I unless this Lease expressly provides for same. SECTION J - ESD GRANT REQUIREMENTS AND SALES TAX EXEMPTIONS. 1. Tenant is pursuing a grant from the New York State Urban Development Corporation d/b/a Empire State Development (“ESD”) of up to $3,200,000 (the “Grant”) in connection with Tenant’s relocation to, and the fit-out of, the Premises (the “Incentive Proposal”), and may seek an exemption from sales and use tax on the purchase of materials and other eligible items in connection with Landlord’s Turnkey Work. Landlord, at Tenant’s expense, shall

E-2-23 reasonably cooperate with Tenant’s efforts to obtain such benefits, including (i) using good faith efforts at Tenant’s commercially reasonable expense to utilize business enterprises certified by the State of New York as minority-owned business enterprises (“MBEs”) or women-owned business enterprises (“WBEs”) pursuant to Article 15-A of the New York Executive Law, or as service- disabled veteran-owned business enterprises (“SDVOBs”) pursuant to Article 17-B of the New York Executive Law, with the goal of achieving participation of not less than (i) $480,000 by MBEs and $480,000 by WBEs (being 15% and 15%, respectively, of the Grant, for an aggregate MWBE goal of 30%, or $960,000) and (ii) $192,000 by SDVOBs (being 6% of the Grant) and (ii) complying with any record keeping and reporting requirements of ESD in connection with the Grant. For purposes of the foregoing, “good faith efforts” shall include the efforts described in 5 NYCRR § 142.8 (as to MBEs and WBEs) and 9 NYCRR § 252.2(n) (as to SDVOBs). 2. Landlord shall reasonably cooperate in connection with Tenant’s application for a sales tax exemption, including executing applications and other documents required for the exemption program, and delivering to contractors any exemption certificates provided by Tenant at Tenant’s sole cost and expense. Landlord shall pass through to Tenant the benefit of any sales and use tax exemptions obtained by Landlord, RCS or their contractors in connection with the Initial Tenant Extra Work Orders and any Change Orders, by a corresponding reduction in TEWO Costs and any exemption that is applied to the costs of Landlord’s Work other than TEWO Costs shall be for the benefit of Landlord.

E-2-2 ANNEX 1 PRELIMINARY PLANS

Architect 1700 Broadway Suite 400 New York NY 10019 United States Phone: 212.492.1400 Fax: 212.492.1472 OPPENHEIMER 10/08/2026 100% DD PACKAGE OPPENHEIMER 32 Old Slip New York, NY 10005 FLOORS 14, 30 5 % D PACKAGE 19 West 44th Street New York, NY 10036 United States Tel 212.764.7272 RDA MEP, AV, TELE 160 Broadway Suite 1215 New York, NY 10038 Tel 212.951.0660 Dot Dash Lighting Designer

ALIGN CONSTRUCTION COLUMN GRID REFERENCE NUMBER COLUMN GRID LINES AND REFERENCE NUMBER EXISTING CONSTRUCTION TO REMAIN EXISTING CONSTRUCTION TO BE DEMOLISHED NEW PARTITION 1 HR. RATED PARTITION 2 HR. RATED PARTITION 3 HR. RATED PARTITION 4 HR. RATED PARTITION SMOKE PARTITION MILLWORK MILLWORK ABOVE DETAIL NUMBER SHEET NUMBER DESCRIPTION OF SIMILAR OR OPPOSITE FLOOR NUMBER AND AREA OR PHASE AREA TO BE DETAILED LOCATION ON ROW WHERE ELEVATION IS SHOWN DIRECTION OF ELEVATION ROW ON SHEET WHERE ELEVATION IS SHOWN SHEET NUMBER WHERE ELEVATION IS SHOWN REVISION REFERENCE NUMBER REVISION CLOUD DEPICTING AREA REVISED ROOM NAME ROOM NUMBER SHEET NOTE REFERENCE WALL TYPE REFERENCE DOOR REFERENCE NUMBER (REFER TO DOOR SCHEDULE) WINDOW REFERENCE NUMBER (REFER TO WINDOW SCHEDULE) MILLWORK REFERENCE NUMBER (REFER TO MILLWORK SCHEDULE) ELEVATION DATUM REFERENCE MATCH LINE SYMBOL ALIGN WITH ESTABLISHED SURFACES FIRE ALARM PULL FIRE WARDEN STATION RECESSED FIRE EXTINGUISHER CABINET WALL MOUNTED FIRE EXTINGUISHER RECESSED FIRE HOSE CABINET RECESSED FIRE VALVE CABINET WALL MOUNTED FIRE VALVE WALL FINISH BASE FINISH WALL FINISH WALL FINISH WAINSCOT FINISH BASE FINISH EXTENT OF WALL / WAINSCOT / BASE FINISH SPECIAL FINISH FLOOR FINISH CHANGE IN FLOOR FINISH FINISH REFLECTED CEILING ACOUSTICAL CEILING AND GRID CEILING HEIGHT CHANGE FINISH CEILING HEIGHT GRID STARTPOINT CEILING FINISH CEILING MOUNTED SPEAKER CEILING MOUNTED SMOKE DETECTOR CEILING MOUNTED EXIT SIGN WALL MOUNTED EXIT SIGN DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED RETURN AIR SUPPLY AIR CIRCULAR DIFFUSER LINEAR DIFFUSER EXHAUST FAN UPRIGHT SPRINKLER HEAD ACCESS DOOR ELEVATION INDICATIONS GLASS SYMBOL MASONRY COURSING WOOD VENEER STONE SECTION INDICATIONS ACOUSTICAL CEILING TILE ALUMINUM BRICK CARPET CONCRETE CONCRETE MASONRY UNIT CUTSTONE EARTH OR GROUND FABRIC WRAPPED PANEL GLASS GRAVEL GYPSUM BOARD INSULATION (LOOSE OR BATT) INSULATION (RIGID) METAL PLASTER/LATH PLYWOOD PRE-CAST CONCRETE SAND OR GROUT STONE WOOD (FINISHED) WOOD (CONTINUOUS BLOCKING) WOOD (INTERRUPTED BLOCKING) WALL MOUNTED LIFE SAFETY EQUIPMENT AND DEVICES POWER AND COMMUNICATION POWER AND COMMUNICATION, CONT PLASTER CEILING MOUNTED SPRINKLER HEAD FIRE ALARM STROBE LIGHT FIXTURES MECHANICAL FIXTURES FLUSH FLOOR MOUNTED, POKE THRU, DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED SURFACE FLOOR MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED CONDUIT STUB UP, AV CONDUIT STUB UP, POWER CONDUIT STUB UP, VOICE/DATA SURFACE FLOOR MOUNTED, POKE THRU DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED FURNITURE SYSTEMS MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE ELECTRIC PIGTAIL POWER POLE SECURITY DEVICES CARD READER DOOR BELL INTERCOM REMOTE DOOR RELEASE BUTTON MOTION SENSOR INTRUSION ALARM ELECTRIC DOOR HINGE DOOR HOLD OPEN DOOR RELEASE SINGLE DOOR MONITOR CONTACT DOUBLE DOOR MONITOR CONTACT ELECTRIC LOCKSET ELECTRIC KEY SWITCH ELECTRIC STRIKE MAGNETIC LOCKSET FLUSH FLOOR MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE FLOOR BOX POWER INFEED FLOOR BOX VOICE INFEED FLOOR BOX AV RECEPTACLE RAISED FLOOR BOX, COMBINATION POWER, VOICE/DATA RAISED FLOOR BOX, COMBINATION POWER, VOICE/DATA, A/V RAISED FLOOR BOX, AV WALL MOUNTED DEVICES EQUIPMENT TAG (REFER TO EQUIPMENT SCHEDULE) SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE THERMOSTAT CABLE TV RECEPTACLE AV RECEPTACLE AV TROUGH ELECTRICAL JUNCTION BOX VOICE/DATA JUNCTION BOX POWER INFEED VOICE/DATA INFEED CONDUIT STUB-OUT POWER CONDUIT STUB-OUT VOICE AND DATA CONDUIT STUB-OUT A/V PLUG MOLD GRAPHICS SYMBOLS (CONT.) GRAPHICS SYMBOLS GRAPHICS SYMBOLS (CONT.)GRAPHICS SYMBOLS (CONT.) GRAPHICS SYMBOLS (CONT.) FL 12. NW A 01 A11.XX XXXX XX CEILING FINISH XX XX XX XX XXX XXX XXX XX E R CO2 DETECTOR EF FEC FE FHC FV FVC PANIC BUTTON VOICE CALL XX W.9 _________ SIM XX XXXX.XX Name Elevation XX XXX XX' - XX" ROOM NAME 101 A9A2 XXXXXX XXX U DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED E R DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED E R LIGHT FIXTURE LIGHT FIXTURE / EMERGENCY CIRCUIT EXISTING LIGHT FIXTURE TO BE REMOVED STRIP FIXTURE DOWNLIGHT FIXTURE DOWNLIGHT FIXTURE / EMERGENCY CIRCUIT TRACK LIGHTING PENDANT FIXTURE WALL SCONCE SWITCH DEVICE X FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE SWITCH TYPE (D=DIMMER, 3=3 WAY, S=SHADE) OCCUPANCY SENSOR SECURITY CAMERA PRIMARY EGRESS PATH SECONDARY EGRESS PATH 4' - 6" PA-S01-01 4' - 6" PA-P01-01 TERTIARY EGRESS PATH 4' - 6" PA-T01-01 LIFE SAFETY PATH 4' - 6" E01-01 COMBINATION POWER & VOICE/DATA INFEED COMBINATION POWER & VOICE/DATA INFEED 00 © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 50 :4 0 P M G-001A. INDEX 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 ● NEW ISSUE ■ REVISED ISSUE ○ ISSUED WITH NO CHANGES □ REVISED - NOT ISSUED / SK ISSUEDDRAWING INDEX SHEET NUMBER REV SHEET NAME IS S U E 2 - X X .X X .X X COMMENTS G-000A COVER SHEET ● G-001A INDEX ● A-214 CONSTRUCTION PLAN - LEVEL 14 ● A-230 CONSTRUCTION PLAN - LEVEL 30 ● A-414 REFLECTED CEILING PLAN - LEVEL 14 ● A-430 REFLECTED CEILING PLAN - LEVEL 30 ● A-614 FURNITURE PLAN - LEVEL 14 ● A-630 FURNITURE PLAN - LEVEL 30 ●

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
Exec Office
Office
Copy/ Print
8P CONFERENCE
IDF
Copy/ Print
Syndicate
M.E.R.
COMM ROOM
STORAGE
RELOCATED CORE WOMEN'S RESTROOM BY LANDLORD
ELEC CLOSET
ELEVATOR LOBBY
ELEC. RM.
Storage
TEL
FREIGHT ELEVATOR LOBBY
STAIR F
STAIR E
Coat CL
CL
P12
P11
P10
ELEVATOR LOBBY
P9
P8
P7
5P Suite
Restrooms
20P CONFERENCE
Huddle
6P CONFERENCE
PH

GENERAL NOTES

A. PARTITIONS TO BE LANDLORD STANDARD REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES.

B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N.

C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD.

D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION.

E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT.

F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N.

G. OFFICEFRONT SYSTEM TO BE 9'-0" IN HEIGHT TO MATCH CEILING HEIGHTS.

SHEET NOTES

KEY PLAN

ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION

- (orange) LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP.
- (yellow) 6" STUD WITH 2 LAYERS OF GYP EACH SIDE PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT.
- (blue) 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

Date	Description
2 10/08/2026	50% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
CONSTRUCTION PLAN - LEVEL 14

Scale
1/8" = 1'-0"

A-214.

DRAWING NO. _____ OF _____

© 2026 Gensler

MULTI-PURPOSE ROOM
8P CONFERENCE
14P CONFERENCE
10P CONFERENCE
24P CONFERENCE
FURNITURE STORAGE
ALL-GENDER
SHOWER
ELEVATOR LOBBY
JANITOR
WELLNESS
ELECTRICAL
RISER CLOS
TEL
FREIGHT ELEVATOR LOBBY
ELEC CLOSET
Water Heater
STAIR F
STAIR E
DN
UP
10' - 1"
21' - 3"
IDF
War Room
Storage
Coat CL
CATERING PANTRY
CLIENT LOUNGE AND CAFE
6P CONFERENCE
STORAGE
C-SUITE OFFICE A
C-SUITE CONFERENCE
C-SUITE OFFICE B
MECHANICAL EQUIPMENT ROOM
Exec Office
Copy/ Print
Shower Rm
Pantry
Exec Office (Hoteling)

GENERAL NOTES

SHEET NOTES

KEY PLAN

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

△	Date	Description
2	10/08/2026	50% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
CONSTRUCTION PLAN - LEVEL 30

Scale
1/8" = 1'-0"

A-230.

DRAWING NO. _____ OF _____

© 2026 Gensler

FRONT STREET OL D SL IP GO UV EN EU R LA NE SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 COMM ROOM 2' - 3" 7' - 0" 5' - 6 " 5' - 7 " A. B. C. D. E. F. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O. EXPOSED CEILINGS TO BE PAINTED PT02. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM. CL-1 - LANDLORD STANDARD 24" X 48" ARMSTRONG OPTIMA TEGULAR ACOUSTIC TILE AND GRID CL-2 GYPSUM DRYWALL CEILING CL-3 - EXPOSED CEILING ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED CL-4 LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP. LOCATED WITHIN HUB. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8/ 20 26 6: 05 :37 A M A-414. REFLECTED CEILING PLAN - LEVEL 14 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 02

UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL TEL. RISER CLOS. STAIR F STAIR E LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA LAVTORY IREOUS CHINA 10' - 0" 9' - 0" 9' - 0" 10' - 6" 9' - 0" 9' - 6" 10' - 6"10' - 6"10' - 6" 10' - 6" A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O. B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O. C. EXPOSED CEILINGS TO BE PAINTED PT02. D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS. E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID. F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM. G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING. CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL CL02 GYPSUM DRYWALL CEILING CL03 - EXPOSED CEILING ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED CL04 LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP. LOCATED WITHIN HUB. CL05 - SOFT CELL GRID ACOUSTIC GRID CL06 - WOOD SLAT BAFFLES ACOUSTIC GRID GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /1 6/ 20 26 4 :1 4: 08 P M A-430. REFLECTED CEILING PLAN - LEVEL 30 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 3 10/29/2026 100% DD PACKAGE

DN FRONT STREET OL D SL IP GO UV EN EU R LA NE SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 COMM ROOM ELEC CLOSET RELOCATED CORE WOMEN'S RESTROOM BY LANDLORD STORAGE ELEVATOR LOBBY STORAGE Restrooms8P Suite 26P 5P PH Huddle Exec Office Office Office Office 6P6P PH 5P Office Office Office Exec Office Coat CL CL Storage Office Office Office Copy/ Print 8P Exec Office Office Office Office Office Office Office Office Office Office Syndicate IDF UPS DISTRIBUTION Copy/ Print Office FREIGHT ELEVATOR LOBBY ELEVATOR LOBBY A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8/ 20 26 6: 16 :58 A M A-614. FURNITURE PLAN - LEVEL 14 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 02

EXEC. CONF ROOM UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL TEL. RISER CLOS. STAIR F STAIR E LA D EN A LA VA TO R Y VI TR EO U S C H IN A LA D EN A LA VA TO R Y VI TR EO U S C H IN A LA D EN A LA VA TO R Y VI TR EO U S C H IN A LA D EN A LA VA TO R Y VI TR EO U S C H IN A LADENA VATORY VITREUS CHINA LADENA VATORY VITREUS CHINA _________10 A-801 ELEC CLOSET Exec OfficeExec OfficeExec OfficeExec Office Exec Office (Hoteling) Exec Office (Hoteling) Shower RmShower Rm Copy/ Print Pantry Exec Office C-SUITE OFFICE B C-SUITE CONFERENCE C-SUITE OFFICE A STORAGE CATERING PANTRY Coat CL CLIENT LOUNGE AND CAFE 6P FREIGHT ELEVATOR LOBBY Water Heater Exec Office Exec Office Exec Office Exec Office Exec Office 24P War Room IDF Storage 10P 14P 8P FURNITURE STORAGE MULTI-PURPOSE ROOM 8P ELEVATOR LOBBY A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8/ 20 26 6: 18 :44 A M A-630. FURNITURE PLAN - LEVEL 30 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 02

Architect 1700 Broadway Suite 400 New York NY 10019 United States Phone: 212.492.1400 Fax: 212.492.1472 OPPENHEIMER 10/08/2026 100% DD PACKAGE OPPENHEIMER 32 Old Slip New York, NY 10005 19 West 44th Street New York, NY 10036 United States Tel 212.764.7272 RDA MEP, AV, TELE FLOORS 11, 12, 26, 31 160 Broadway Suite 1215 New York, NY 10038 Tel 212.951.0660 Dot Dash Lighting Designer Level 8 inlcuded for Plan ONLY

ALIGN CONSTRUCTION COLUMN GRID REFERENCE NUMBER COLUMN GRID LINES AND REFERENCE NUMBER EXISTING CONSTRUCTION TO REMAIN EXISTING CONSTRUCTION TO BE DEMOLISHED NEW PARTITION 1 HR. RATED PARTITION 2 HR. RATED PARTITION 3 HR. RATED PARTITION 4 HR. RATED PARTITION SMOKE PARTITION MILLWORK MILLWORK ABOVE DETAIL NUMBER SHEET NUMBER DESCRIPTION OF SIMILAR OR OPPOSITE FLOOR NUMBER AND AREA OR PHASE AREA TO BE DETAILED LOCATION ON ROW WHERE ELEVATION IS SHOWN DIRECTION OF ELEVATION ROW ON SHEET WHERE ELEVATION IS SHOWN SHEET NUMBER WHERE ELEVATION IS SHOWN REVISION REFERENCE NUMBER REVISION CLOUD DEPICTING AREA REVISED ROOM NAME ROOM NUMBER SHEET NOTE REFERENCE WALL TYPE REFERENCE DOOR REFERENCE NUMBER (REFER TO DOOR SCHEDULE) WINDOW REFERENCE NUMBER (REFER TO WINDOW SCHEDULE) MILLWORK REFERENCE NUMBER (REFER TO MILLWORK SCHEDULE) ELEVATION DATUM REFERENCE MATCH LINE SYMBOL ALIGN WITH ESTABLISHED SURFACES FIRE ALARM PULL FIRE WARDEN STATION RECESSED FIRE EXTINGUISHER CABINET WALL MOUNTED FIRE EXTINGUISHER RECESSED FIRE HOSE CABINET RECESSED FIRE VALVE CABINET WALL MOUNTED FIRE VALVE WALL FINISH BASE FINISH WALL FINISH WALL FINISH WAINSCOT FINISH BASE FINISH EXTENT OF WALL / WAINSCOT / BASE FINISH SPECIAL FINISH FLOOR FINISH CHANGE IN FLOOR FINISH FINISH REFLECTED CEILING ACOUSTICAL CEILING AND GRID CEILING HEIGHT CHANGE FINISH CEILING HEIGHT GRID STARTPOINT CEILING FINISH CEILING MOUNTED SPEAKER CEILING MOUNTED SMOKE DETECTOR CEILING MOUNTED EXIT SIGN WALL MOUNTED EXIT SIGN DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED RETURN AIR SUPPLY AIR CIRCULAR DIFFUSER LINEAR DIFFUSER EXHAUST FAN UPRIGHT SPRINKLER HEAD ACCESS DOOR ELEVATION INDICATIONS GLASS SYMBOL MASONRY COURSING WOOD VENEER STONE SECTION INDICATIONS ACOUSTICAL CEILING TILE ALUMINUM BRICK CARPET CONCRETE CONCRETE MASONRY UNIT CUTSTONE EARTH OR GROUND FABRIC WRAPPED PANEL GLASS GRAVEL GYPSUM BOARD INSULATION (LOOSE OR BATT) INSULATION (RIGID) METAL PLASTER/LATH PLYWOOD PRE-CAST CONCRETE SAND OR GROUT STONE WOOD (FINISHED) WOOD (CONTINUOUS BLOCKING) WOOD (INTERRUPTED BLOCKING) WALL MOUNTED LIFE SAFETY EQUIPMENT AND DEVICES POWER AND COMMUNICATION POWER AND COMMUNICATION, CONT PLASTER CEILING MOUNTED SPRINKLER HEAD FIRE ALARM STROBE LIGHT FIXTURES MECHANICAL FIXTURES FLUSH FLOOR MOUNTED, POKE THRU, DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED SURFACE FLOOR MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED CONDUIT STUB UP, AV CONDUIT STUB UP, POWER CONDUIT STUB UP, VOICE/DATA SURFACE FLOOR MOUNTED, POKE THRU DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE AV INFEED POWER INFEED VOICE INFEED FURNITURE SYSTEMS MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE ELECTRIC PIGTAIL POWER POLE SECURITY DEVICES CARD READER DOOR BELL INTERCOM REMOTE DOOR RELEASE BUTTON MOTION SENSOR INTRUSION ALARM ELECTRIC DOOR HINGE DOOR HOLD OPEN DOOR RELEASE SINGLE DOOR MONITOR CONTACT DOUBLE DOOR MONITOR CONTACT ELECTRIC LOCKSET ELECTRIC KEY SWITCH ELECTRIC STRIKE MAGNETIC LOCKSET FLUSH FLOOR MOUNTED DEVICES SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE COMBINATION DUPLEX & VOICE/DATA RECEPTACLE COMBINATION QUADRAPLEX & VOICE/DATA RECEPTACLES COMBINATION DUPLEX, AUDIO VISUAL AND VOICE/DATA RECEPTACLES COMBINATION QUADRAPLEX, AV & VOICE/DATA RECEPTACLES VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE FLOOR BOX POWER INFEED FLOOR BOX VOICE INFEED FLOOR BOX AV RECEPTACLE RAISED FLOOR BOX, COMBINATION POWER, VOICE/DATA RAISED FLOOR BOX, COMBINATION POWER, VOICE/DATA, A/V RAISED FLOOR BOX, AV WALL MOUNTED DEVICES EQUIPMENT TAG (REFER TO EQUIPMENT SCHEDULE) SINGLE RECEPTACLE DUPLEX RECEPTACLE QUADRAPLEX RECEPTACLE VOICE/DATA RECEPTACLE DATA RECEPTACLE VOICE RECEPTACLE THERMOSTAT CABLE TV RECEPTACLE AV RECEPTACLE AV TROUGH ELECTRICAL JUNCTION BOX VOICE/DATA JUNCTION BOX POWER INFEED VOICE/DATA INFEED CONDUIT STUB-OUT POWER CONDUIT STUB-OUT VOICE AND DATA CONDUIT STUB-OUT A/V PLUG MOLD GRAPHICS SYMBOLS (CONT.) GRAPHICS SYMBOLS GRAPHICS SYMBOLS (CONT.)GRAPHICS SYMBOLS (CONT.) GRAPHICS SYMBOLS (CONT.) FL 12. NW A 01 A11.XX XXXX XX CEILING FINISH XX XX XX XX XXX XXX XXX XX E R CO2 DETECTOR EF FEC FE FHC FV FVC PANIC BUTTON VOICE CALL XX W.9 _________ SIM XX XXXX.XX Name Elevation XX XXX XX' - XX" ROOM NAME 101 A9A2 XXXXXX XXX U DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED E R DENOTES EXISTING TO REMAIN DENOTES EXISTING TO BE RELOCATED E R LIGHT FIXTURE LIGHT FIXTURE / EMERGENCY CIRCUIT EXISTING LIGHT FIXTURE TO BE REMOVED STRIP FIXTURE DOWNLIGHT FIXTURE DOWNLIGHT FIXTURE / EMERGENCY CIRCUIT TRACK LIGHTING PENDANT FIXTURE WALL SCONCE SWITCH DEVICE X FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE FXX FIXTURE TYPE REFERENCE SWITCH TYPE (D=DIMMER, 3=3 WAY, S=SHADE) OCCUPANCY SENSOR SECURITY CAMERA PRIMARY EGRESS PATH SECONDARY EGRESS PATH 4' - 6" PA-S01-01 4' - 6" PA-P01-01 TERTIARY EGRESS PATH 4' - 6" PA-T01-01 LIFE SAFETY PATH 4' - 6" E01-01 COMBINATION POWER & VOICE/DATA INFEED COMBINATION POWER & VOICE/DATA INFEED 00 © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 31 :0 6 P M G-001. INDEX 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 ● NEW ISSUE ■ REVISED ISSUE ○ ISSUED WITH NO CHANGES □ REVISED - NOT ISSUED / SK ISSUEDDRAWING INDEX SHEET NUMBER REV SHEET NAME D D P A C K A G E 0 1 - 10 /0 8/ 20 26 D D P A C K A G E 0 2 - 10 /2 9/ 20 26 COMMENTS G-000 COVER SHEET ● G-001 INDEX ● A-050 SCHEDULES ● ● A-051 SCHEDULES ● ● A-211 CONSTRUCTION PLAN - LEVEL 11 ● A-212 CONSTRUCTION PLAN - LEVEL 12 ● A-226 CONSTRUCTION PLAN - LEVEL 26 ● A-231 CONSTRUCTION PLAN - LEVEL 31 ● A-311 POWER & COMM PLAN - LEVEL 11 ● A-312 POWER & COMM PLAN - LEVEL 12 ● A-326 POWER & COMM PLAN - LEVEL 26 ● A-331 POWER & COMM PLAN - LEVEL 31 ● A-411 REFLECTED CEILING PLAN - LEVEL 11 ● A-412 REFLECTED CEILING PLAN - LEVEL 12 ● A-426 REFLECTED CEILING PLAN - LEVEL 26 ● A-431 REFLECTED CEILING PLAN - LEVEL 31 ● A-511 FINISH PLAN - LEVEL 11 ● A-511A WALL FINISH PLAN - LEVEL 11 ● A-512 FINISH PLAN - LEVEL 12 ● A-512A WALL FINISH PLAN - LEVEL 12 ● A-526 FINISH PLAN - LEVEL 26 ● A-526A WALL FINISH PLAN - LEVEL 26 ● A-531 FINISH PLAN - LEVEL 31 ● A-531A WALL FINISH PLAN - LEVEL 31 ● A-608 FURNITURE PLAN - LEVEL 08 ● A-611 FURNITURE PLAN - LEVEL 11 ● A-612 FURNITURE PLAN - LEVEL 12 ● A-626 FURNITURE PLAN - LEVEL 26 ● A-631 FURNITURE PLAN - LEVEL 31 ● A-809 ENLARGED PLANS AND ELEVATIONS - WORKPLACE HUB ● A-810 ENLARGED PLANS AND ELEVATIONS - TYPICAL ELEVATOR LOBBY ● A-812 ENLARGED PLANS AND ELEVATIONS - OFFICEFRONTS ● A-901 DETAILS ●

GENERAL NOTES SHEET NOTES © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 10 /8 /2 02 6 6: 41 :3 4 P M A-050. SCHEDULES 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

GENERAL NOTES SHEET NOTES © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 10 /8 /2 02 6 6: 41 :3 5 P M A-051. SCHEDULES 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

FRONT STREET O L D S L IP G O U V E N E U R L A N E SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 ROOM EQUIPMENT ELEVATOR COMM ROOM O L D S L IP G O U V E N E U R L A N E 9' - 0 " ELEC CLOSET E Q 14 ' - 7 " E Q 4' - 11" 19' - 2" 12 ' - 7 " 12 ' - 6 " 12' - 2"5' - 10" 8' - 2 " E Q E Q EQ EQ EQ EQEQ EQ Exec Office Exec Office Exec Office Office Huddle Office Exec Office Exec Office Exec Office MEN'S RESTROOM BY LANDLORD IDF Copy/ Print Coat CL StorageStock Loan Office Control Rm AML Testing (6P) Shared Office Huddle Office Office Office Exec Office 6P CONFERENCE Office Office Huddle 18P CONFERENCE PH ? SCANNER RM LockersCopy/ Print Vault Vault Staff Exec Office Exec Office Office Office Office Office Office Office Office Office Office Exec Office WELLNESS RM CL FREIGHT LOBBY Storage ELEVATOR LOBBY 18 ' - 4 " 8' - 1 1" A LI G N A LI G N A LI G N E Q E Q E Q E Q E Q E Q 5' - 1 " 11 ' - 6 " 14 ' - 2 " 17' - 1" 8' - 0" 9' - 0 " 5' - 0 " C LR ALIGN ALIGN +/- 17' - 9" 17' - 7" 17' - 7" 20 ' - 2 " E Q E Q E Q E Q EQ EQ CLR 6' - 1" 2' - 6" 8' - 1" 2' - 6" 11' - 9" 4' - 4 " 12' - 6" 17' - 1" 12 ' - 6 " 8' - 2"11' - 11"(2) EQ ROOMS 2' - 9 " 9' - 6 " A-809 12 HUDDLE 12 ' - 8 " EQ EQ 11' - 0" 6' - 0" ELEVATOR LOBBY WOMEN'S RESTROOM BY LANDLORD A-81202 - - 2' - 9 " A. PARTITIONS TO BE LANDLORD STANDARD. REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES. B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N. C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD. D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION. E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT. F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N. G. OFFICEFRONT SYSTEM TO BE 9'-0" IN HEIGHT TO MATCH CEILING HEIGHTS. LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP. 6" STUD WITH 2 LAYERS OF GYP EACH SIDE. PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT. 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :0 8 P M A-211. CONSTRUCTION PLAN - LEVEL 11 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 01 DOCUMENTATION OF STAIR UPGRADES TO BE INCLUDED IN 14TH FLOOR 100% DD SET 1 10/08/2026 100% DD PACKAGE

UP G O U V E N E U R L A N E FRONT STREET O L D S L IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. TEL./COM. COMM ROOM IDF ELEC CLOSET Exec Office Office Office Office Office Office Office Office Exec Office PHHuddleOfficeOfficeOfficeOfficeHUDDLE 18P CONFERENCE Office Office Office Office Office Office Office Exec Office Exec Office Office Office Office Office Office Office Office Office Office Exec Office Copy/ Print Huddle Payables Office Office Office Huddle Coat CL Storage Office Office Copy/ Print Exec Office Office Office Office Office Office Office Office Office Office Exec Office FREIGHT LOBBY Storage WELLNESS CL ELEVATOR LOBBY WOMEN'S RESTROOM BY LANDLORD Coat CL Coat CL 12 ' - 6 " 17' - 7" (4) EQ ROOMS 7' - 5"9' - 2" 12 ' - 6 " 23' - 5" 11' - 3" 6' - 2" EQ EQ EQ EQ 12' - 6" 2' - 6 " (2) E Q S P A C E S 5' - 1 1" 12' - 6" 3' - 1 0" ALIGN A LI G N ALIGN ALIGN 8' - 0" A LI G N A LI G N 5' - 0 " C LR 5' - 7" A-809 3 4' - 6 " OfficeOffice A-810 07 06 Elevator Lobby 8' - 1 1" IT Storage A LI G N A LI G N 12' - 6" ALIGN 12' - 6" 12 ' - 6 " 12 ' - 6 " ALIGN STORAGE 18' - 10" EQ EQ EQ EQ EQ EQ EQ EQ E Q E Q E Q E Q E Q E Q E Q E Q EQ EQ EQ EQ E Q E Q E Q E Q E Q E Q ALIGN INTERIOR OFFICES IN THIS AREA WITH PERIMETER OFFICES A-81202 MEN'S RESTROOM BY LANDLORD 4 A-809 9 01 STAIRS A. PARTITIONS TO BE LANDLORD STANDARD. REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES. B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N. C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD. D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION. E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT. F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N. G. OFFICEFRONT SYSTEM TO BE 9'-0" IN HEIGHT TO MATCH CEILING HEIGHTS. LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP. 6" STUD WITH 2 LAYERS OF GYP EACH SIDE. PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT. 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :1 0 P M A-212. CONSTRUCTION PLAN - LEVEL 12 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 01 DOCUMENTATION OF STAIR UPGRADES TO BE INCLUDED IN 14TH FLOOR 100% DD SET 1 10/08/2026 100% DD PACKAGE

RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM IDF Elec. CL 9' - 0 " 7' - 8" 16' - 6" Exec OfficeExec OfficeOfficeOfficeOfficeExec OfficeExec Office Office Huddle Office Office Huddle STORAGE Copy Office Office Office Office Office Office Huddle Coat CL Exec Office Exec Office Office Office Office Exec Office Exec Office Trading A Home Office Storage Marketing Studio PH 16P CONFERENCE Trading B Marketing Exec Office CORPORATE MERCH STORAGE EVENTS TEAM STORAGE Copy Office Office Office Office Office Office Office PH PH OfficeOfficeOfficeOffice Huddle Office Office Office Huddle Exec Office Exec Office Office Office Exec Office 12P CONFERENCE Coat CL 12' - 6" CLR 5' - 7" 27' - 11" 27 ' - 1 " 12' - 6". CLR 5' - 7" 7' - 0" 12 ' - 6 " 7' - 2 " R 2' - 0" R 2' - 0" ALIG N ALIG N 2" EQ EQ 6' - 0 " ALIGN ALIGN ALIGN A LI G N A LI G N A LI G N A LI G N A LI G N (7) E Q R O O M S 2' - 0 " 5' - 0 " 15 ' - 8 " 7' - 4 " 5' - 0 " 7' - 2 " 2' - 0"10' - 1" +/- 9' - 7" 12 ' - 9 " 14 ' - 0 " (3) E Q O F F IC E S 14 ' - 0 " 11' - 9" 13' - 11" (3) EQ OFFICES 13' - 11" 11' - 9" 3' - 3" 5' - 0 " 2" (3) E Q O FFIC ES 1" 5' - 0" (4) EQ OFFICES (2) E Q O F F IC E S 12 ' - 1 0" 5' - 2 " 9' - 10" 35' - 4" 11 ' - 10 " R 6' - 6" 4' - 3" ELEVATOR LOBBY FREIGHT LOBBY _________- --- ALIGN ALIGN R 6 ' - 6 " (3) EQ OFFICES A-810 02 03 04 A-81201 A LI G N EQ EQ EQ EQEQ EQ E Q E Q E Q E Q E Q E Q E Q E Q EQ EQEQ EQ E Q E Q E Q E Q 12' - 6" 12' - 6" (7) E Q O F F IC E S A-812 04 03 MEN'S RESTROOM BY LANDLORD WOMEN'S RESTROOM BY LANDLORD LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP. 6" STUD WITH 2 LAYERS OF GYP EACH SIDE. PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT. 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION. A. PARTITIONS TO BE LANDLORD STANDARD. REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES. B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N. C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD. D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION. E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT. F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N. G. OFFICEFRONT SYSTEM TO BE 9'-0" IN HEIGHT TO MATCH CEILING HEIGHTS. GENERAL NOTES SHEET NOTES PARTITION LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :1 3 P M A-226. CONSTRUCTION PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN STAIR F STAIR E M.E.R. TEL.CLOS. RISER ELECTRICAL A-809 5 IDF 7' - 8 " 12 ' - 6 " 18' - 8" 12' - 6" E Q E Q E Q E Q ALIGN ALIGN 12' - 6" 8' - 7" (3) EQ OFFICES 12 ' - 6 " R 2 ' - 0 " 12 ' - 6 " 12 ' - 6" 5' - 0 " EQ EQ EQ EQ ALIG N ALIG N E Q E Q E Q E Q 26 ' - 1 " 47' - 4" A LI G N 47' - 2" Office PH OfficeOfficeOfficeOffice COPY M Conference Office Office Office Office Exec Office Office Office Office Office Office Office Office Office Exec Office Office Office Office M Conference Office Office Office Office Office Office Office Exec Office Office Office Office Exec Office Office Office Office Office Office Office Office Exec Office Office Office Office Exec Office M Conference M Conference Office Office Office COPY (3) EQ OFFICES (5) EQ OFFICES 5' - 0 " 7' - 5" 2" (3) E Q O F F IC E S 4' - 10" 2" (5) E Q O FFIC ES ALIGN ALIGN EQ EQ EQ EQ ALIG N 12 ' - 6 " 12 ' - 5 " 5' - 0" 2' - 5 " 7' - 1" R 1' - 6" R 2' - 0" FREIGHT ELEVATOR LOBBY CLOSET ELEC CL. ELEVATOR LOBBY WELLNESSJANITORALL-GENDERALL-GENDER ALL-GENDER ALL-GENDER SHOWER MEN'S RESTROOM BY LANDLORD WOMEN'S RESTROOM BY LANDLORD R 3' - 0" 6' - 10" R 3' - 0" 6' - 1 0" R 3' - 0"6' - 1 0" 12' - 6" R 3 ' - 0 " A. PARTITIONS TO BE LANDLORD STANDARD. REFER TO LEGEND BELOW FOR ABOVE LANDLORD STANDARD PARTITION TYPES. B. PARTITION HEIGHTS TO FOLLOW LANDLORD STANDARDS, U.O.N. C. HEADER WALL ABOVE OFFICEFRONTS TO BE LANDLORD STANDARD. D. WHEN PARTITIONS EXTEND TO PERIMETER WALL AT A WINDOW MULLION, PARTITION TO BE CENTERED ON THE MULLION. E. REFER TO PLAN FOR LOCATIONS WHERE PARTITION EXTENDS TO PERIMETER AT EXISTING COLUMN BUILD OUT. F. ALL DOORS WITHIN GYP PARTITIONS TO BE LANDLORD STANDARD DOOR AND FRAME CONSTRUCTION IN MATERIAL AND HEIGHT, U.O.N. G. OFFICEFRONT SYSTEM TO BE 9'-0" IN HEIGHT TO MATCH CEILING HEIGHTS. LANDLORD STANDARD PARTITION WITH ADDITIONAL LAYER OF GYP. 6" STUD WITH 2 LAYERS OF GYP EACH SIDE. PARTITION SIZE TO BE COORDINATED WITH AV EQUIPMENT. 3 5/8" STUD WITH 2 LAYERS GYP EACH SIDE ABOVE LANDLORD STANDARD PARTITIONS LISTED BELOW ARE SLAB TO SLAB OR RAF TO SLAB AND TO BE FULL HEIGHT PARTITION. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :4 0 P M A-231. CONSTRUCTION PLAN - LEVEL 31 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

FRONT STREET O L D S L IP G O U V E N E U R L A N E SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 ROOM EQUIPMENT ELEVATOR COMM ROOM O L D S L IP G O U V E N E U R L A N E 6P CONFERENCE Office Office Huddle 18P CONFERENCE SCANNER RM Vault Vault Staff Exec Office Lockers Exec Office Office Office Office Huddle Control Rm AML Testing (6P) Shared Office Office Stock Loan Coat CL Storage Copy/ Print IDF Exec Office Exec Office Exec Office Office Huddle Office Exec Office Exec Office Exec Office ELEVATOR LOBBY MEN'S RESTROOM BY LANDLORD FREIGHT LOBBY Storage WELLNESS RM CL Exec Office Office Office Office Office Office Office Office Office Office Exec Office Copy/ Print ELEC CLOSET HUDDLE ELEVATOR LOBBY WOMEN'S RESTROOM BY LANDLORD A. REFER TO ENGINEERING DRAWINGS FOR FURTHER INFORMATION. B. CONFIRM ALL NECESSARY RECEPTACLES NEEDED PER 2025 NYC ELECTRICLA CODE. C. COORDINATE POWER AND DATA QUANTITIES AND LOCATIONS WITH FINAL FURNITURE SELECTION. D. QUANTITY OF DUPLEXES SHOWN AT TABLETOP LOCATIONS CONTRIBUTE TO MINIMUM NUMBER OF WALL RECEPTACLES REQUIRED TO CONFORM TO 2025 NYC ELECTRICAL CODE. APPLIES TO LOCATIONS WITHIN CONFERENCE ROOMS, MEETING ROOMS, AND HUDDLE ROOMS. TO BE COORDINATED AND CONFIRMED BY ENGINEERS. E. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :4 6 P M A-311. POWER & COMM PLAN - LEVEL 11 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

UP G O U V E N E U R L A N E FRONT STREET O L D S L IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. TEL./COM. COMM ROOM Exec Office Office Office Office Office Office Office Office Exec Office PHHuddleOfficeOfficeOffice IDF Office HUDDLE 18P CONFERENCE Office Office Office Office Office Office Office Exec Office Exec Office Office Office Office Office Office Office Office Office Office Exec Office Huddle Copy/ Print Exec Office Office Office Office Office Office Office Office Office Office Exec Office Office Office Storage ELEVATOR LOBBY WOMEN'S RESTROOM BY LANDLORD FREIGHT LOBBY Storage WELLNESS CL ELEC CLOSET Payables Office Office Office Huddle Coat CL Elevator Lobby IT Storage MEN'S RESTROOM BY LANDLORD A. REFER TO ENGINEERING DRAWINGS FOR FURTHER INFORMATION. B. CONFIRM ALL NECESSARY RECEPTACLES NEEDED PER 2025 NYC ELECTRICLA CODE. C. COORDINATE POWER AND DATA QUANTITIES AND LOCATIONS WITH FINAL FURNITURE SELECTION. D. QUANTITY OF DUPLEXES SHOWN AT TABLETOP LOCATIONS CONTRIBUTE TO MINIMUM NUMBER OF WALL RECEPTACLES REQUIRED TO CONFORM TO 2025 NYC ELECTRICAL CODE. APPLIES TO LOCATIONS WITHIN CONFERENCE ROOMS, MEETING ROOMS, AND HUDDLE ROOMS. TO BE COORDINATED AND CONFIRMED BY ENGINEERS. E. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 43 :5 5 P M A-312. POWER & COMM PLAN - LEVEL 12 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 YM2939 YM2911 Y M 2 9 3 9 YM2912 Y M 2 9 1 2 RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM MW FR FR IM CM DW MW _________- --- _________- --- Exec Office Exec Office OfficeOfficeOffice Exec Office Exec Office Huddle Offi ce Offi ce Offi ce Huddle Huddle STORAGE Copy IDF Office Office Office Office Exec Office Exec Office Office Office Office Exec Office Exec Office Trading A Home Office Storage Coat CL PH Huddle Office Office Office Office Office Office PH PH Huddle Office Office Office Huddle Exec Office Office Office Exec Office Exec Office Office Office Office Office Office Office Office Elec. CL Coat CL 12P CONFERENCE CORPORATE MERCH STORAGEEVENTS TEAM STORAGECopy Exec Office MarketingTrading B 16P CONFERENCE Marketing Studio ELEVATOR LOBBY FREIGHT LOBBY MEN'S RESTROOM BY LANDLORD WOMEN'S RESTROOM BY LANDLORD A. REFER TO ENGINEERING DRAWINGS FOR FURTHER INFORMATION. B. CONFIRM ALL NECESSARY RECEPTACLES NEEDED PER 2025 NYC ELECTRICLA CODE. C. COORDINATE POWER AND DATA QUANTITIES AND LOCATIONS WITH FINAL FURNITURE SELECTION. D. QUANTITY OF DUPLEXES SHOWN AT TABLETOP LOCATIONS CONTRIBUTE TO MINIMUM NUMBER OF WALL RECEPTACLES REQUIRED TO CONFORM TO 2025 NYC ELECTRICAL CODE. APPLIES TO LOCATIONS WITHIN CONFERENCE ROOMS, MEETING ROOMS, AND HUDDLE ROOMS. TO BE COORDINATED AND CONFIRMED BY ENGINEERS. E. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 44 :0 5 P M A-326. POWER & COMM PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 2 Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 Y M 2 9 1 2 YM2939 YM2911 Y M 2 9 3 9 YM2912 LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN STAIR F STAIR E M.E.R. TEL.CLOS. RISER ELECTRICAL Office Office M Conference Office Office Office Exec Office Office Office Office Office Office Office Office Office Office Office Office OfficeOffi ce Offi ce Offi ce Offi ce Offi ce Offi ce M Conference M Conference Exec Office Office Office Office Exec Office COPY IDF OfficeOfficeOffice Exec Office Office Office Office Exec Office COPY Office Office Office Office Office PH Offi ce Offi ce M Conference Office Office Office Exec Office Office ELEVATOR LOBBY SHOWERALL-GENDERALL-GENDER ALL-GENDER ALL-GENDER JANITOR WELLNESS FREIGHT ELEVATOR LOBBY ELEC CL. CLOSET WOMEN'S RESTROOM BY LANDLORD MEN'S RESTROOM BY LANDLORD A. REFER TO ENGINEERING DRAWINGS FOR FURTHER INFORMATION. B. CONFIRM ALL NECESSARY RECEPTACLES NEEDED PER 2025 NYC ELECTRICLA CODE. C. COORDINATE POWER AND DATA QUANTITIES AND LOCATIONS WITH FINAL FURNITURE SELECTION. D. QUANTITY OF DUPLEXES SHOWN AT TABLETOP LOCATIONS CONTRIBUTE TO MINIMUM NUMBER OF WALL RECEPTACLES REQUIRED TO CONFORM TO 2025 NYC ELECTRICAL CODE. APPLIES TO LOCATIONS WITHIN CONFERENCE ROOMS, MEETING ROOMS, AND HUDDLE ROOMS. TO BE COORDINATED AND CONFIRMED BY ENGINEERS. E. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 44 :1 3 P M A-331. POWER & COMM PLAN - LEVEL 31 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
VP CONFERENCE
Office
Huddle
Exec Office
SCANNER RM
Vault
Vault Staff
ELEC CLOSET
ELEVATOR LOBBY
WELLNESS RM
Control Rm
AML Testing
IDF
Storage
CL-2
CL-3
CL-4

GENERAL NOTES

A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O.

B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O.

C. EXPOSED CEILINGS TO BE PAINTED PT02.

D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS.

E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID.

F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM.

G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING.

SHEET NOTES

03 LOCATION OF VAULT BELOW. CEILING TO TO BE COORDINATED WITH VAULT MANUFACTURER IF ADDITIONAL CEILING IS NEEDED. IF NEEDED ACT TILE TO EXTEND ABOVE.

KEY PLAN

CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL

CL02
GYPSUM DRYWALL CEILING

CL03 - EXPOSED CEILING
ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED

CL04
LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP LOCATED WITHIN HUB

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

Date	Description
1 10/08/2026	100% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
REFLECTED CEILING PLAN - LEVEL 11

Scale
1/8" = 1'-0"

A-411.

DRAWING NO. _____ OF _____

© 2026 Gensler

UP G O U V E N E U R L A N E FRONT STREET O L D S L IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. TEL./COM. COMM ROOM LA LA LA LA LA LA LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA LA-1 LA-1 LA-1 LA-1 LA LA LA LA-1 LA LA LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LB LBLB LB LB LB LC LC LA LA LALALA LALALA LC LDw LDw LDw LDw LDw LDw LDw LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDgLG LG LE LE LG LA LE LE LE LE LE LE LE LE LE LE LE LELE LE LE LE LE LE LE LE LE LE LE LE LE LELE LE LJ LJ CL-3 CL-4 CL-2 CL-2 CL-2 CL-2 CL-2 CL-3 CL-3 2' - 1 0" EQ (6) EQ TILES EQ (3 8) E Q T IL E S ALIGNALIGN E Q 18 ' - 0 " E Q CL-2 9' - 0" A LI G N 30 ' - 0 " EQ (6) FULL TILES EQ EQ EQ E Q (4) E Q T IL E S E Q 115' - 0" 2' - 6" (10) EQ TILES (3 4) E Q T IL E S CL-3 CL-3 02 A-901 ________________ 03 A-901 ________________ TYP. 01 A-901 ________________ Exec Office Office Office Office Office Office Office Office Office Office Exec Office Exec Office Office Office Office Office Office Office Office Office Office Exec Office Office Office Exec OfficeOfficeOfficeOfficeOfficeOfficeOfficeOfficeOfficeOfficeExec Office STORAGE IDF Office Office Office Huddle PH Copy/ Print Storage ELEVATOR LOBBY Coat CL Huddle Office Office Office Payables Huddle Copy/ Print Exec Office Office Office Office Office Office Office Office 18P CONFERENCE WELLNESS CL FREIGHT LOBBY Storage Elevator Lobby ELEC CLOSET IT Storage MEN'S RESTROOM BY LANDLORD 10'-0" CL-2 A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O. B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O. C. EXPOSED CEILINGS TO BE PAINTED PT02. D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS. E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID. F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM. G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING. CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL CL02 GYPSUM DRYWALL CEILING CL03 - EXPOSED CEILING ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED CL04 LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP. LOCATED WITHIN HUB. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 44 :2 7 P M A-412. REFLECTED CEILING PLAN - LEVEL 12 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM CL-3 CL-2 CL-2 CL-1 CL-2 CL-2 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA LA LA-1LALA LA-1 LA LA LA LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LALALALALALA LB LBLB LB LB LB LC LC LC LA LA LA LC LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDgLDg LDg LDg LDg LDg LDg LDg LDg LDg LELE LE LE LE LELELE LELE LELE LE LE LE LE LE LE LE LE LE LE DD LA LDg LDg LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LALA LA LA LA LA LA LA LG LG LG DC T IL E (1) F U LL CL-2 CL-3 TILE FULL E Q (5) E Q T IL E S E Q EQ . EQ A LI G N EQ (6) FULL TILES EQ EQ (6) FULL TILES EQ CL-4 CL-2 _________01 A-810 E Q E Q A LI G N EQ (2) FULL TILES EQ EQ (2) FULL TILES EQ 01 A-901 ________________ 03 A-901 ________________ TYP. 02 A-901 ________________ 1' - 8 " 16P CONFERENCE Trading B Marketing Exec Office Copy CORPORATE MERCH STORAGE EVENTS TEAM STORAGE 12P CONFERENCE Coat CL Office Office Office Elec. CL FREIGHT LOBBY Office Office Office Office PH Huddle Office Office Office Huddle Exec OfficeExec OfficeOfficeOfficeOfficeExec OfficeExec Office Huddle Office Office Office Huddle STORAGE Copy IDF Office Office Exec Office Exec Office Office Office Office Office Office Office Office Huddle Exec Office Exec Office Home Office Storage Coat CL Trading A Marketing Studio PH ELEVATOR LOBBY CL-3 CL-3 CL-2 10'-0" A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O. B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O. C. EXPOSED CEILINGS TO BE PAINTED PT02. D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS. E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID. F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM. G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING. CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL CL02 GYPSUM DRYWALL CEILING CL03 - EXPOSED CEILING ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED CL04 LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP. LOCATED WITHIN HUB. GENERAL NOTES SHEET NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 5: 44 :3 7 P M A-426. REFLECTED CEILING PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

M Conference
Office
Exec Office
COPY
PH
CL-2
CL-3
CL-4
ELEVATOR LOBBY
FREIGHT ELEVATOR LOBBY
ELEC CL
MEN'S RESTROOM BY LANDLORD
WOMEN'S RESTROOM BY LANDLORD
IDF
CLOSET
ELECTRICAL
LA
LA-1

GENERAL NOTES

A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O.

B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.D.

C. EXPOSED CEILINGS TO BE PAINTED PT02.

D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS.

E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID.

F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM.

G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING.

SHEET NOTES

KEY PLAN

CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL

CL02
GYPSUM DRYWALL CEILING

CL03 - EXPOSED CEILING
ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED

CL04
LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP LOCATED WITHIN HUB

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

△	Date	Description
1	10/08/2026	100% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
REFLECTED CEILING PLAN - LEVEL 31

Scale
1/8" = 1'-0"

A-431.

DRAWING NO. _____ OF _____

© 2026 Gensler

FRONT STREET O L D S L IP G O U V E N E U R L A N E SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 ROOM EQUIPMENT ELEVATOR COMM ROOM O L D S L IP G O U V E N E U R L A N E GENERAL NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8 /2 02 6 4: 47 :5 3 P M A-511A. WALL FINISH PLAN - LEVEL 11 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 CUSTOM MILLWORK WITH LAMINATE & WOOD LAMINATE FINISH, PORCELAIN COUNTERTOP TL02, PORCELAIN TILE BACKSPLASH GL01, CUSTOM GLASS WITH MIRROR FINISH WHITE WALLCOVERING WC01 WITH RECESSED WOOD BASE WB01. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. WALLCOVERING WC02, RECESSED WOOD BASE WB02 FULL HEIGHT SINGLE-GLZED DEMOUNTABLE PARTITION WITH SWING DOORS. INCLUDE VINYL-APPLIED DISTRACTION BANDING. BLACK STRETCH FABRIC SF04 WITH RECESSED WOOD BASE WB05. WHITE STRETCH FABRIC SF03 WITH RECESSED WOOD BASE WB04. STRETCH FABRIC PANEL SF02, RECESSED WOOD BASE WB03 STRETCH FABRIC PANEL SF01 WC03 TACKABLE WALL SURFACE WC04 WALLCOVERING PT06 PAINTED WALL PL04 FULL HEIGHT WOOD VENEER WALL PANELING WITH RECESSED WOOD BASE WB07. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. IDF SHEET NOTES WELLNESS RM COAT CLOSET STORAGE IDF SCANNER ROOM VAULT 1 2 1. ALL WALLS TO BE PAINTED PT-01 WITH RESILIENT WALL BASE RB01 UNLESS HIGHLIGHTED AND OTHERWISE NOTED. 2. PROVIDE LEVEL 5 DRYWALL WITH ALL WALLS WITH WALLCOVERINGS. 3. MANUAL SOLAR SHADES ON ALL PERIMETER WINDOWS UNLESS OTHERWISE NOTED. 1. REFER TO TYP. ELEVATOR LOBBY ELEVATION ON A-810 AND RENDERING IN DESIGN PACKAGE. 2. REFER TO PANTRY ELEVATION ON A-809 AND RENDERING IN DESIGN PACKAGE. FREIGHT ELEVATOR LOBBY PL03 WHITE LAMINATE CUSTOM PLANTER WITH LIVE PLANTS

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
SCANNER RM
COMM ROOM
M.E.R.
ELEVATOR EQUIPMENT ROOM
ELEC CLOSET
ELEVATOR LOBBY
ELEC. RM
TEL
FREIGHT LOBBY
STAIR F
STAIR E
DN
UP
SE2
SE1
WELLNESS RM
P12
P11
P10
ELEVATOR LOBBY
P9
P8
P7
Coat CL
IDF
MEN'S RESTROOM BY LANDLORD

GENERAL NOTES

FINISH LEGEND

REFER TO SHEET A-050 FOR FINISH SCHEDULE

- RT01 RESILIENT TILE FLOORING
- CP01 TILE CARPETING
- TL01 PORCELAIN TILE
- CP02 SHEET CARPETING
- RT02 STATIC-CONTROL RESILIENT FLOORING

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

△	Date	Description
1	10/08/2026	100% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
FINISH PLAN - LEVEL 11

Scale
As indicated

A-511.

DRAWING NO. ______ OF ______

© 2026 Gensler

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
TELECOM
COMM ROOM
M.E.R.
IT STORAGE
ELEV A.C. RM
ELECTRICAL
ELEC. RM.
TEL
FREIGHT ELEVATOR LOBBY
STAIR F
STAIR E
UP
DN
SE2
SE1
WELLNESS RM
P12
P11
P10
P9
P8
P7
1
2

GENERAL NOTES

1. ALL WALLS TO BE PAINTED PT-01 WITH RESILIENT WALL BASE RB01 UNLESS HIGHLIGHTED AND OTHERWISE NOTED.

2. PROVIDE LEVEL 5 DRYWALL WITH ALL WALLS WITH WALLCOVERINGS.

3. MANUAL SOLAR SHADES ON ALL PERIMETER WINDOWS UNLESS OTHERWISE NOTED.

SHEET NOTES

1. REFER TO TYP. ELEVATOR LOBBY ELEVATION ON A-810 AND RENDERING IN DESIGN PACKAGE.

2. REFER TO PANTRY ELEVATION ON A-809 AND RENDERING IN DESIGN PACKAGE.

FINISH LEGEND

- FULL HEIGHT SINGLE-GLZED DEMOUNTABLE PARTITION WITH SWING DOORS. INCLUDE VINYL-APPLIED DISTRACTION BANDING.
- STRETCH FABRIC PANEL SF02, RECESSED WOOD BASE WB03
- STRETCH FABRIC PANEL SF01
- WALLCOVERING WC02, RECESSED WOOD BASE WB02
- WHITE WALLCOVERING WC01 WITH RECESSED WOOD BASE WB01. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND.
- WHITE STRETCH FABRIC SF03 WITH RECESSED WOOD BASE WB04
- BLACK STRETCH FABRIC SF04 WITH RECESSED WOOD BASE WB05.
- PL01 FULL HEIGHT WOOD VENEER WALL PANELING WITH RECESSED WOOD BASE WB07. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND.
- GL01, CUSTOM GLASS WITH MIRROR FINISH
- CUSTOM MILLWORK WITH LAMINATE & WOOD LAMINATE FINISH, PORCELAIN COUNTERTOP
- TL02, PORCELAIN TILE BACKSPLASH
- WC03 TACKABLE WALL SURFACE
- WC04 WALLCOVERING
- PT06 PAINTED WALL
- PL03 WHITE LAMINATE CUSTOM PLANTER WITH LIVE PLANTS

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

Δ	Date	Description
1	10/08/2026	100% DD PACKAGE 01

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
WALL FINISH PLAN - LEVEL 12

Scale
1/8" = 1'-0"

A-512A.

DOB NOW JOB # XX XXXX

DRAWING NO. _____ OF _____

© 2025 Gensler

FRONT STREET
SOUTH STREET
OLD SLIP
GOUVENEUR LANE
TELECOM
COMM ROOM
M.E.R.
IT Storage
ELEV. A.C. RM
ELEC CLOSET
Elevator Lobby
ELEC. RM
TEL
FREIGHT LOBBY
WELLNESS
CL
STAIR F
STAIR E
UP
DN
SE2
SE1
P12
P11
P10
ELEVATOR LOBBY
WOMEN'S RESTROOM BY LANDLORD
P9
P8
P7
IDF

GENERAL NOTES

FINISH LEGEND

REFER TO SHEET A-050 FOR FINISH SCHEDULE

RT01
RESILIENT TILE FLOORING

CP01
TILE CARPETING

TL01
PORCELAIN TILE

CP02
SHEET CARPETING

RT02
STATIC-CONTROL RESILIENT FLOORING

OPPENHEIMER

32 Old Slip
New York, NY 10005

Gensler

1700 Broadway
Suite 400
New York, NY 10019
United States

Tel 212.492.1400
Fax 212.492.1472

△	Date	Description
1	10/08/2026	100% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
FINISH PLAN - LEVEL 12

Scale
As indicated

A-512.

DRAWING NO. _____ OF _____

© 2026 Gensler

RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 YM2939 YM2911 Y M 2 9 3 9 YM2912 Y M 2 9 1 2 GENERAL NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8 /2 02 6 4: 49 :0 1 P M A-526A. WALL FINISH PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 PHONE ROOMSTORAGE PHONE ROOM ELECTRICAL CLOSET SHEET NOTES 1 2 CUSTOM MILLWORK WITH LAMINATE & WOOD VENEER FINISH, PORCELAIN COUNTERTOP TL02, PORCELAIN TILE BACKSPLASH PL03 WHITE LAMINATE CUSTOM PLANTER WITH LIVE PLANTS WD01 FULL HEIGHT WOOD VENEER WALL PANELING WITH RECESSED WOOD BASE WB06. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. GL01, CUSTOM GLASS WITH MIRROR FINISH WHITE WALLCOVERING WC01 WITH RECESSED WOOD BASE WB01. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. WALLCOVERING WC02, RECESSED WOOD BASE WB02 FULL HEIGHT SINGLE-GLZED DEMOUNTABLE PARTITION WITH SWING DOORS. INCLUDE VINYL-APPLIED DISTRACTION BANDING. BLACK STRETCH FABRIC SF04 WITH RECESSED WOOD BASE WB05. WHITE STRETCH FABRIC SF03 WITH RECESSED WOOD BASE WB04. STRETCH FABRIC PANEL SF02, RECESSED WOOD BASE WB03 STRETCH FABRIC PANEL SF01 WC03 TACKABLE WALL SURFACE WC04 WALLCOVERING PT06 PAINTED WALL 1. ALL WALLS TO BE PAINTED PT-01 WITH RESILIENT WALL BASE RB01 UNLESS HIGHLIGHTED AND OTHERWISE NOTED. 2. PROVIDE LEVEL 5 DRYWALL WITH ALL WALLS WITH WALLCOVERINGS. 3. MANUAL SOLAR SHADES ON ALL PERIMETER WINDOWS UNLESS OTHERWISE NOTED. IDF 1. REFER TO TYP. ELEVATOR LOBBY ELEVATION ON A-810 AND RENDERING IN DESIGN PACKAGE. 2. REFER TO PANTRY ELEVATION ON A-809 AND RENDERING IN DESIGN PACKAGE. FREIGHT ELEVATOR LOBBY

RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 YM2939 YM2911 Y M 2 9 3 9 YM2912 Y M 2 9 1 2 STORAGE Elec. CL FREIGHT LOBBY IDF PH PH ELEVATOR LOBBY RT01 RESILIENT TILE FLOORING REFER TO SHEET A-050 FOR FINISH SCHEDULE CP01 TILE CARPETING TL01 PORCELAIN TILE CP02 SHEET CARPETING RT02 STATIC-CONTROL RESILIENT FLOORING GENERAL NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ As indicated 10 /8 /2 02 6 5: 51 :4 5 P M A-526. FINISH PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN STAIR F STAIR E M.E.R. TEL.CLOS. RISER ELECTRICAL Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 2 Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 Y M 2 9 1 2 YM2939 YM2911 Y M 2 9 3 9 YM2912 GENERAL NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 10 /8 /2 02 6 4: 50 :1 6 P M A-531A. WALL FINISH PLAN - LEVEL 31 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 ELECTRICAL CUSTOM MILLWORK WITH LAMINATE & WOOD VENEER FINISH, PORCELAIN COUNTERTOP TL02, PORCELAIN TILE BACKSPLASH WD01 FULL HEIGHT WOOD VENEER WALL PANELING WITH RECESSED WOOD BASE WB06. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. GL01, CUSTOM GLASS WITH MIRROR FINISH WHITE WALLCOVERING WC01 WITH RECESSED WOOD BASE WB01. APPLY SCUFFMASTER PAINT ON ELEVATOR DOORS AND OVERCLAD ELEVATOR JAMBS WITH NEW METAL SURROUND. WALLCOVERING WC02, RECESSED WOOD BASE WB02 FULL HEIGHT SINGLE-GLZED DEMOUNTABLE PARTITION WITH SWING DOORS. INCLUDE VINYL-APPLIED DISTRACTION BANDING. BLACK STRETCH FABRIC SF04 WITH RECESSED WOOD BASE WB05. WHITE STRETCH FABRIC SF03 WITH RECESSED WOOD BASE WB04. STRETCH FABRIC PANEL SF02, RECESSED WOOD BASE WB03 STRETCH FABRIC PANEL SF01 WC03 TACKABLE WALL SURFACE WC04 WALLCOVERING PT06 PAINTED WALL SHEET NOTES 1. ALL WALLS TO BE PAINTED PT-01 WITH RESILIENT WALL BASE RB01 UNLESS HIGHLIGHTED AND OTHERWISE NOTED. 2. PROVIDE LEVEL 5 DRYWALL WITH ALL WALLS WITH WALLCOVERINGS. 3. MANUAL SOLAR SHADES ON ALL PERIMETER WINDOWS UNLESS OTHERWISE NOTED. 1. REFER TO TYP. ELEVATOR LOBBY ELEVATION ON A-810 AND RENDERING IN DESIGN PACKAGE. 2. REFER TO PANTRY ELEVATION ON A-809 AND RENDERING IN DESIGN PACKAGE. 1 2 IDF FREIGHT ELEVATOR LOBBY PL03 WHITE LAMINATE CUSTOM PLANTER WITH LIVE PLANTS

LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADEN A LAVATOR Y VITREOU S CHINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN STAIR F STAIR E M.E.R. TEL.CLOS. RISER ELECTRICAL Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 2 Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 Y M 2 9 1 2 YM2939 YM2911 Y M 2 9 3 9 YM2912 IDF COPY COPY PH ELEVATOR LOBBY FREIGHT ELEVATOR LOBBY ELEC CL. C L O S E T WOMEN'S RESTROOM BY LANDLORD MEN'S RESTROOM BY LANDLORD ALL-GENDER ALL-GENDER SHOWER WELLNESSJANITORALL-GENDERALL-GENDER RT01 RESILIENT TILE FLOORING REFER TO SHEET A-050 FOR FINISH SCHEDULE CP01 TILE CARPETING TL01 PORCELAIN TILE CP02 SHEET CARPETING RT02 STATIC-CONTROL RESILIENT FLOORING GENERAL NOTES FINISH LEGEND © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ As indicated 10 /8 /2 02 6 5: 56 :4 6 P M A-531. FINISH PLAN - LEVEL 31 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

Paired Panel P a ir e d P a n e l P P J U D G E - 6 0 W X 3 6 D W H IT N E S S - 4 2 W X 3 0 D 30-1/2" UP UP OPEN WORK STATIONS MAILROOM AUDIT / MEETING SWITCHBOARD FACILITIES / PURCHASING OPY STORAGE MAINFRAME MAILROOM OFFICE PANTRY IDF UPS MDF EPIX PRINTING FACILITIES / PURCHASING FACILITIES / PURCHASING Coat Closet COPY NICHE A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 20 :1 7 P M A-608. FURNITURE PLAN - LEVEL 08 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 B. 8TH FLOOR TO ALIGN WITH GENERAL DESIGN DIRECTION AND FINISHES OF FLOORS 11 & 12 1 10/08/2026 100% DD PACKAGE

FRONT STREET O L D S L IP G O U V E N E U R L A N E SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 ROOM EQUIPMENT ELEVATOR COMM ROOM O L D S L IP G O U V E N E U R L A N E ELEC CLOSET FREIGHT LOBBY ELEVATOR LOBBY WELLNESS RM CL 18P CONFERENCE Exec Office Vault Staff Vault SCANNER RM Lockers PH ? HuddleOfficeOffice 6P CONFERENCE Exec Office Office Office Office Huddle Control Rm AML Testing (6P) Shared Office Stock Loan Coat CL Storage C o p y/ P ri n t IDF Exec Office Exec Office Office Huddle Office Exec Office Exec Office Exec Office Exec Office Office Office Office Office Office Office Office Office Office Exec Office MEN'S RESTROOM BY LANDLORD Office HUDDLE Exec Office ELEVATOR LOBBY Storage A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 20 :4 8 P M A-611. FURNITURE PLAN - LEVEL 11 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

UP G O U V E N E U R L A N E FRONT STREET O L D S L IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. TEL./COM. COMM ROOM ELEC CLOSET WOMEN'S RESTROOM BY LANDLORD WELLNESS Exec Office Office Office Office Office Office Office Office Office Office Exec Office Huddle Copy/ Print Exec Office Office Office Office Office Office Office Office Office Office Exec Office Office Office PH Huddle Office OfficeOffice IDF Office HUDDLE Exec Office Office Office Office Office Office Office Office Exec Office Office Office Office Office Office Office Exec Office FREIGHT LOBBY ELEVATOR LOBBY 18P CONFERENCE Payables Office Office Office Huddle Coat CL Storage OfficeOffice Elevator Lobby CL Storage IT Storage MEN'S RESTROOM BY LANDLORD A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 21 :2 7 P M A-612. FURNITURE PLAN - LEVEL 12 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

RISER CLOS. G O U V E N E U R L A N E SOUTH STREET O L D S L IP FRONT STREET ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 ELEVATOR MACHINE ROOM COMM ROOM Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 YM2939 YM2911 Y M 2 9 3 9 YM2912 Y M 2 9 1 2 Office Office Exec Office Exec Office Office Exec Office Office 12P CONFERENCE Exec Office Exec Office Trading A Office Office Office Huddle Office Office Office Office Office Coat CL PH OfficeOfficeOfficeOffice Exec Office Office Office IDF Coat CL Office Office Office Office PH Office Office Huddle Copy 16P CONFERENCE Trading B Copy PH Offi ce Offi ce Huddle Exec Office Exec Office Exec Office Office Exec Office Office Office Office Offi ce Exec Office Exec Office Huddle Huddle Marketing Elec. CL STORAGE Marketing Studio ELEVATOR LOBBY FREIGHT LOBBY Home Office Storage CORPORATE MERCH STORAGE EVENTS TEAM STORAGE A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 21 :5 7 P M A-626. FURNITURE PLAN - LEVEL 26 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN STAIR F STAIR E M.E.R. TEL.CLOS. RISER ELECTRICAL Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 3 9 Y M 2 9 1 2 Y M 2 9 1 2 Y M 2 9 3 9 Y M 2 9 1 1 Y M 2 9 1 1 Y M 2 9 1 2 YM2939 YM2911 Y M 2 9 3 9 YM2912 COPY Exec Office Office Office Office Office Office Exec Office Office Exec Office Office Office Office M Conference Exec Office Office Office Office Office Office Office Office Office Exec OfficeOfficeOfficeOffice M Conference Exec Office M Conference Office Office Office Office Office Office Office Office Office Office Office M Conference PH OfficeOfficeOfficeOfficeOffice Office Office Office ELEC CL. IDF ELEVATOR LOBBY FREIGHT ELEVATOR LOBBY CLOSET WOMEN'S RESTROOM BY LANDLORD MEN'S RESTROOM BY LANDLORD ALL-GENDER ALL-GENDER SHOWER WELLNESSJANITORALL-GENDERALL-GENDER COPY PH A. FURNITURE IS FOR REFERENCE ONLY. GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /8 /2 02 6 6: 23 :0 7 P M A-631. FURNITURE PLAN - LEVEL 31 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE

PL04 TL02 TL02 PL04 PL04 7' - 0 " 2' - 6 " 2' - 1 0" 4 P PL04 PL04 2' - 6" 2' - 10" TRASH 1' - 5" 2' - 11" COORD. WITH EQUIP. (2) REFRIGERATORS PL01 (5) EQUAL DOORS 7' - 2" 1001 04 09 EQ03 EQ01 EQ01 TRASH 2' - 6" 3' - 0" TRASH 1' - 6" C O O R D . W IT H E Q U IP . 2' - 6 " 2' - 1 0" 7' - 0 " (2) EQUAL TRASH 3' - 0" 1' - 6" PL04 PL04 PL01 (8) EQ DOORS TL02 TL02 PL04 HOLD 3' - 0" PL04 03 04 10 07 PF01 PF02 EQ04 COORD. WITH EQUIP. (2) REFRIGERATORS PL04 PL04 PL01 PL04 PL04 PL04 (10) EQUAL DOORS 2' - 6" TRASH 1' - 6" TRASH 1' - 6" HOLD 3' - 0" TRASH 1' - 6" 3' - 0" 2' - 6" TRASH 2' - 6" TL02 TL02 01 07 11 11 2' - 6 " 2' - 1 0" 7' - 0 " 04 1009 PF01 PF02 EQ04 EQ03 EQ01EQ01 (2) REFRIGERATORS COORD. WITH EQUIP. TRASH HOLD 3' - 0" (2) EQUAL TRASH 2' - 0" EQ.A COORD. WITH EQUIP EQ.A 2' - 6" 4" WD01 WD01WD01 (2) EQUAL PANELS 2' - 1 0" 2' - 6 " WD01 PL01 TL02 TL02 WD01 (3) EQ GLASS PANELS WD01 WD01 01 03 10 04 07 08 WATER & ICE DISPENSOR PF01 PF02 EQ01-ALTEQ01-ALT EQ04 EQ03 WATER & ICE DISPENSOR COORD. WITH EQUIP. (2) REFRIGERATORS 5' - 0" 2' - 0" (3) EQUAL TRASH 4' - 6" HOLD 3' - 0" 3' - 0" 1' - 6" 2' - 0" 2' - 6 " 2' - 1 0" 7' - 0 " 1' - 3" WD01 WD01 WD01 PL01 WD01 TL02 TL02 01 10 03 04 07 PF01 PF02 EQ04 EQ03 8' - 0 " WD01 (4) EQUAL FABRIC PANELS 16' - 0" SF01 1' - 2" 1' - 3" WD01 WD01 WD01WD01 WD01 WD01 EQEQ 0603 02 04 05 03 (3) EQUAL TRASH(4) EQUAL PANELSCOORD WITH EQUIP. PL01 PL01 PL01 EQ02-ALT EQ02-ALT COORD. W/ EQUIP. (4) EQ PANELS COORD. W/ EQUIP. (3) EQ TRASH PL01 PL01 PL01 EQ02-ALTEQ02-ALT 1' - 3" (5) EQUAL PANELS 20' - 11" 1' - 3" 8' - 0 " EQ EQ PL04 PL04 PL04SF01 05 02 04 0306 SCALE: 3/8" = 1'-0" ELEVATION - L26 HUB PANTRY NORTH6 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL ISLAND BACK8 SCALE: 3/8" = 1'-0" ELEVATION - L26 HUB SOUTH7 GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 3/8" = 1'-0" 10 /8 /2 02 6 6: 14 :5 2 P M A-809. ENLARGED PLANS AND ELEVATIONS - WORKPLACE HUB 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 SCALE: 3/8" = 1'-0" ELEVATION - L11 HUB PANTRY EAST1 SCALE: 3/8" = 1'-0" ELEVATION - L11 HUB PANTRY WEST2 SCALE: 3/8" = 1'-0" ELEVATION - L12 HUB PANTRY NORTH3 SCALE: 3/8" = 1'-0" ELEVATION - L31 HUB PANTRY SOUTH5 SCALE: 3/8" = 1'-0" ELEVATION - L12 PANTRY ISLAND4 SCALE: 3/8" = 1'-0" ELEVATION - L12 HUB SOUTH9 01 PROVIDE 10" DIA. MTL. TRASH GROMMET; MOCKETT TM10B, MATTE BLACK, OR APPROVED EQUAL 02 LIGHT FIXTURE TO BE CENTERED ON FABRIC PANEL. 03 1/4" X 1/4" FINISHED REVEAL, TYP. 04 SCHEDULED WALL BASE OR MILLWORK BASE 05 SCHEDULED FABRIC PANEL 06 COORDINATE WITH LIGHT COVE; SCHEDULED FINISH TO MEET UNDERSIDE OF COVE 07 PROVIDE METAL COLLAR AT FULL HEIGHT TRASH AND ICE/WATER DISPENSER DOOR OPENINGS 08 APPLIANCE TO RECEIVE MILLWORK PANEL AND APPLIANCE PULL 09 SCHEDULED FINISHED SIDE PANEL 10 COORDINATE WITH UNDERCABINET LIGHT FIXTURE 11 FULL HEIGHT DOORS 08 1 10/08/2026 100% DD PACKAGE

4" T Y P . (2) EQUAL PANELS (2) EQUAL PANELS E X IS T IN G E LE V A T O R D O O R PT04 TYP. PL03 WC01 TYP. A LI G N A LI G N A LI G N A LI G N A LI G N A LI G N 0303 PL03PL03 WB01 TYP. 04 04 TYP. TYP. PT04 TYP. (2) EQUAL PANELS (2) EQUAL PANELS T Y P . 4" WD01 TYP. PT03 TYP. PL02 TYP. 7' - 1 " A LI G N A LI G N A LI G N A LI G N A LI G N A LI G N WB06 04 TYP. 06 PT03 TYP. 0303 GL01 A-810 02 03 04 EQ EQ EQ EQ A LI G N A LI G N ALIGN A LI G N A LI G N A LI G N A LI G N 01 01 0101 0101 02 A LI G N 01 A-901 ________________ 01 A-901 ________________ A-810 07 06 PL05 PT05 WB02 TYP. PT05 TYP. WC02 TYP. (2) EQ PANELS (4) EQ PANELS A LI G N A LI G N 04 WC02 TYP. WB02 TYP. PL05 PT05 TYP. T Y P . 4" (3) EQ PANELS (2) EQ PANELS WC02 A LI G N A LI G N 04 PT05 GENERAL NOTES SHEET NOTES © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 3/8" = 1'-0" 10 /8 /2 02 6 5: 48 :2 5 P M A-810. ENLARGED PLANS AND ELEVATIONS - TYPICAL ELEVATOR LOBBY 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL ELEVATOR LOBBY NORTH02 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL ELEVATOR LOBBY SOUTH03 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL ELEVATOR LOBBY EAST04 SCALE: 3/8" = 1'-0" ENLARGED RCP - TYPICAL ELEVATOR LOBBY01SCALE: 3/8" = 1'-0" ENLARGED RCP - TYPICAL SHUTTLE ELEVATOR LOBBY05 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL SHUTTLE ELEVATOR LOBBY SOUTH06 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL SHUTTLE ELEVATOR LOBBY NORTH07 01 CENTER OF LIGHT FIXTURE TO ALIGN WITH EDGE OF ELEVATOR DOOR OPENING 02 EDGE OF CEILING REVEAL TO ALIGN WITH EDGE OF OFFICEFRONT SYSTEM BELOW 03 REVEAL IN WALL PANELS TO ALIGN WITH OPENING OF ELEVATOR DOOR AND ALIGN WITH CENTER OF LIGHT FIXTURE OR REVEAL IN CEILING. 04 COORDINATE LIGHTING WITH LIGHTING CONSULTANT, TYP. 05 COORDINATE WITH SIGNAGE CONSULTANT. 06 COORDINATE CALL BUTTON LOCATION WITH GC. 05 1 10/08/2026 100% DD PACKAGE

(2) EQ GLASS PANELS (2) EQ GLASS PANELS (2) EQ GLASS PANELS SOFFIT WALL ABOVE OFFICEFRONT TO BE PAINTED TO MATCH COLOR OF EXPOSED CEILING. SOFFIT TO EXTEND FROM TOP OF OFFICEFRONT SYSTEM TO UNDERSIDE OF SLAB ABOVE. 9' - 0 " OFFICEFRONT TO BE FULL HEIGHT TO CEILING WITHIN OFFICE DOORS TO BE FULL HEIGHT OF OFFICEFRONT SYSTEM. 04 A-901 ________________05 A-901 _________ __ ___ (3) EQ GLASS PANELS(2) EQ GLASS PANELS 05 A-901 _________ __ ___04 A-901 _________ __ ___ (3) EQ GLASS PANELS 9' - 0 " 05 A-901 ________________ 5' - 0" GLASS MAXIMIZE ALIGN WITH COLUMN (2) EQUAL PANELS COORD WITH EQUIP. (2) EQUAL PANELS (2) EQUAL PANELS EQEQ AV TO BE CENTERED BETWEEN COLUMN AND WALL T O B E C O O R D IN A T E D 9' - 0 " SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL HUB LARGE CONF.5 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL OFFICEFRONTS01 GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 3/8" = 1'-0" 10 /8 /2 02 6 6: 14 :5 4 P M A-812. ENLARGED PLANS AND ELEVATIONS - OFFICEFRONTS 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 SCALE: 3/8" = 1'-0" ELEVATION - TYPICAL CORNER EXECUTIVE OFFICE - FL 11 & 1202 SCALE: 3/8" = 1'-0" ELEVATION - CORNER EXECUTIVE OFFICE - FL 2603SCALE: 3/8" = 1'-0" ELEVATION - CORNER HUDDLE ROOM - FLOOR 2604 1 10/08/2026 100% DD PACKAGE

TOP OF COVE TO BE PAINTED WHITE
REFER TO ELEVATIONS FOR WALL FINISH
CEILING WITHIN ELEVATOR LOBBY. REFER TO RCP

01 LIGHT COVE @ ELEVATOR LOBBY
SCALE: 3" = 1'-0"



GYP TO BE LAMINATED TO UNDER SIDE OF METAL DECK ABOVE
LINE OF BEAM BUILD OUT BEYOND. GYP TO BE AS TIGHT AS POSSIBLE TO BEAM SIDES AND BOTTOM
VERTICAL FACE WITHIN COVE TO BE PAINTED TO MATCH FINISH OF GYP CEILING

02 LIGHT COVE @ GYP CEILING
SCALE: 3" = 1'-0"



SOFFIT WALL ABOVE CEILING TO EXTEND TO UNDERSIDE OF SLAB OR DECK ABOVE
WALL AND CEILING WITHIN EXPOSED CEILING LOCATIONS TO BE PAINTED PT02
TRIM PROFILE BY CEILING MANUFACTURER
REFER TO RCP

03 EDGE OF WORKPLACE ACP CEILING
SCALE: 3" = 1'-0"



ROOM SIDE
VIF PER PARTITION TYPE
SCHEDULED PARTITION
ALIGN
HALLWAY OR OPEN OFFICE SIDE
METAL PLATE TO MATCH OFFICE FRONT FINISH. PLATE TO BE FLUSH WITH OFFICEFRONT FRAME.

05 OFFICEFRONT DEMISING PARTITION @ DOORS
SCALE: 3" = 1'-0"



ROOM SIDE
VIF PER PARTITION TYPE
SCHEDULED PARTITION
BLOCKING
METAL PLATE TO MATCH OFFICE FRONT FINISH. PLATE TO BE FLUSH WITH OFFICEFRONT FRAME.
ALIGN
HALLWAY OR OPEN OFFICE SIDE
LANDLORD STANDARD OFFICEFRONT SYSTEM

04 OFFICEFRONT @ DEMISING PARTITION
SCALE: 3" = 1'-0"

GENERAL NOTES

SHEET NOTES

KEY PLAN

OPPENHEIMER
32 Old Slip
New York, NY 10005

Gensler
1700 Broadway
Suite 400
New York, NY 10019
United States
Tel 212.492.1400
Fax 212.492.1472

△	Date	Description
1	10/08/2026	100% DD PACKAGE

Seal / Signature

DESIGN DEVELOPMENT PACKAGE

Project Name
OPPENHEIMER

Project Number
006.6253.000

Description
DETAILS

Scale
3" = 1'-0"

A-901.

DRAWING NO. ____ OF ____

© 2026 Gensler

Gensler
006.6253.000

October 8, 2026
100% DD Package

OPCO
32 Old Slip, New York

SECTION 01 23 00 - SCHEDULE OF ALTERNATES

General Notes:

1. The below Schedule of Alternates provides a consolidated list of alternates between all disciplines for DD Progress Pricing.
2. Revise or adjust affected adjacent work as necessary to completely integrate work of the alternate into Project. Include as part of each alternate, miscellaneous devices, accessory objects, and similar items incidental to or required for a complete installation whether or not indicated as part of alternate.
3. Provide UNIT PRICING for alternates.

ALTERNATES SCHEDULE			
No.	**DESCRIPTION**		**NARRATIVE**
ALT-01	**Office Front Heights** (Demountable Glass Partitions)	Design Intent	Provide 9'-0" full-height demountable glass partitions to match scheduled 9'-0" ceiling height, as indicated on drawings.
		Alternate (Landlord Standard)	Provide 8'-0"demountable glass partittions with visible gyp. board header below scheduled ceiling height.
ALT-02	**ACP ceilings in lieu of Open Ceilings** (Open Work Areas)	Design Intent	Provide open ceiling finish and detail in open workplace areas, as indicated on drawings.
		Alternate (Landlord Standard)	Provide standard ACP in lieu of open ceilings in open workplace areas.
ALT-03	**Landlord Standard Gyp. Partition Stud Depth** (Typical)	Design Intent	Provide landlord standard partition type where indicated on drawings.
		Alternate (Non-standard)	Provide 3-5/8" stud partitions in lieu of landlord standard stud depth.

SCHEDULE OF ALTERNATES - 01 23 00

1 of 1

Gensler
006.6253.000

October 8, 2026
100% DD Package

OPCO
32 Old Slip, New York

TECHNICAL NOTES

General Notes:
1. The below schedule identifies the following:
    a. Technical considerations in review of documentation received from Landlord and existing conditions site
    b. Technical considerations for coordination during CD phase.
2. Landlord's AOR to verify and confirm.

Floor No.	Item No.	Description
31	1	Existing 36-in freight lobby door to be replaced with new 44-in door to increase egress capacity and match other floors.
	2	New finish floor heights to be coordinated with existing core restroom thresholds to provide ADA conforming floor transition.
	3	Existing women's ADA stall does not have vertical grab bar.
	4	Doors shown from Hub/Pantry area into workplace assumes no electronic security. If electronic security is added, AOR to review implications to life safety under building code requirements.
30	5	New finish floor heights to be coordinated with existing core restroom thresholds to provide ADA conforming floor transition.
	6	ALT-CO (Alternate to Certificate of Occupancy) may be required to increase allowable occupant load to maximize egress capacity to accommodate planned occupant load and added Place of Assembly.
	7	Existing mens' restroom layout does not match CAD backgrounds received.
	8	Existing RAF heights may need adjusting to accommodate floor finish.
26	9	Existing plumbing fixture counts do not meet quantities required by 2022 NYC Plumbing Code.
	10	Doors shown from Hub/Pantry area into workplace assumes no electronic security. If electronic security is added, AOR to review implications to life safety under building code requirements.
14	11	Existing plumbing fixture counts do not meet quantities required by 2022 NYC Plumbing Code.
	12	AOR to review and confirm if ALT-CO required.
	13	Door knobs on existing freight lobby storage and telecom room closets need to be replaced for ADA conformance.
	14	New storage room in freight lobby may require existing FA devices by Exit Stair E to be relocated.
	15	Existing internal stair handrails may need to be extended to conform to ADA guidelines and guardrails may need to be raised to conform to newer building code requirements pending extent of stair renovations. AOR to confirm.

1 of 2

Gensler
006.6253.000

October 8, 2026
100% DD Package

OPCO
32 Old Slip, New York

12	16	Existing plumbing fixture counts do not meet quantities required by 2022 NYC Plumbing Code.
	17	New storage room in freight lobby may require existing FA devices by Exit Stair E to be relocated.
	18	Doors shown from Hub/Pantry area into workplace assumes no electronic security. If electronic security is added, AOR to review implications to life safety under building code requirements.
11	19	Existing plumbing fixture counts do not meet quantities required by 2022 NYC Plumbing Code.
	20	Door knobs on existing freight lobby storage and telecom room closets need to be replaced for ADA conformance.
	21	New storage room in freight lobby may require existing FA devices by Exit Stair E to be relocated.
	22	Doors shown from Hub/Pantry area into workplace assumes no electronic security. If electronic security is added, AOR to review implications to life safety under building code requirements.
8	23	Existing RAF extents may need to be modified to accommodate new tenant fitout / layout.

2 of 2

32 Old Slip Typical Workplace & Executive Floor EXECUTIVE PRESENTATION 01 SEPT 29, 2026 O P P E N H E I M E R & C O. DD PACKAGE 10.08.2026 PRESENTATION MATERIALS FOR REFEERENCE ONLY. FOR REFEERENCE ONLY.

30TH FLOOR Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

F L O O R P L A N FL 30 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

E L E V A T O R L O B B Y Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

E L E V A T O R L O B B Y Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

R E C E P T I O N Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

R E C E P T I O N Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

R E C E P T I O N S T A I R TAYLOR + TYLER EXISTING STAIR METAL HANDRAIL WALNUT PANELS WHITE CORIAN PLATFORM CARPET TREADS Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

R E C E P T I O N F U R N I T U R E PLAN D A A C B A B A D C E E Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

C A F E Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

C A F E Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL TEL. RISER CLOS. WOMENMEN K-2214 K-2214 K-2214 K-2214 K-214 K-214 LADENALAVATORYVITREOUS CHINA LADENALAVATORYVITREOUS CHINA LADENALAVATORYVITREOUS CHINA LADENALAVATORYVITREOUS CHINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA UP UP K-630 PROMASTER FAUCETS B Exec Office 24P CLIENT LOUNGE AND CAFE 6P 14P 10P 8P FURNITURE STORAGE 8P Exec Office (Hoteling) Exec Office Exec Office Exec Office PantryCopy/ Print War Room STORAGE Exec Office Exec Office Exec Office Exec Office C-SUITE OFFICE B C-SUITE CONFERENCE C-SUITE OFFICE A Exec Offic e Exec Office (Hoteling) Exec Office IDF CATERING PANTRY © 2016 Gensler 08/10/2026 11x17 FL30- KEY PLAN OPPENHEIMER STORAGE TRASH TRASH TRASH TRASH TRASH TRASH ELEVATION A ELEVATION B ELEVATION C 1 234 5 6 7 C A F E E L E V A T I O N S PLAN SUMMIT 24" UNDERCOUNTER REFRIGERATOR PANEL READY COFFEE MACHINE TBD BOSCH 30" FULL-HEIGHT REFRIGERATOR PANEL READY FOLLET ICE & WATER DISPENSER MARCO COUNTERTOP WATER DISPENSER HOT/ COLD/ SPARKLING UNDERMOUNT SS SINK 7 3 4 1 2 5 6 VOLA FAUCET KV1M Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

C A F E F U R N I T U R E PLAN A B C D A C B D E E Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

TYPICAL WORKPLACE Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

F L O O R P L A N RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH FL 26 TENANT UPGRADE LANDLORD STANDARDS Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

F L O O R P L A N FL 26 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

ARRIVAL Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

E L E V A T O R L O B B Y Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

E L E V A T O R L O B B Y Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

E L E V A T O R L O B B Y 1 4 1 2 3 4 23 FULL HEIGHT GLASS DOORS (9'-0"H) WOOD VENEER WALL SCONCES TINTED GLASS UPGRADE AT ADDITIONAL COST Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

H U B Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

H U B O P T I O N 2 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

H U B 1 1 3 5 2 4 2 3 4 5 UPGRADE AT ADDITIONAL COST GYPSUM BOARD CEILING WITH POP-UP AND COVE LIGHTING DETAIL DECORATIVE LIGHTING WOOD VENEER PANEL-READY APPLIANCES FULL-HEIGHT OFFICE FRONT (9'-0"H) Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH FISHER & PAYKEL 24" DISHWASHER PANEL READY COFFEE MACHINE TBD FISHER & PAYKEL 30" FULL-HEIGHT REFRIGERATOR PANEL READY MICROWAVE DRAWER FOLLET ICE & WATER DISPENSER UNDERMOUNT SS SINK VIOLA FAUCET H U B E L E V A T I O N S (2) FRIDGE + FREEZER WATER + ICE DISPENSOR SINKDISHWASHER TRASHMICROWAVE MICROWAVE TRASH TRASH TRASH TRASH TRASH ELEVATION A ELEVATION B ELEVATION C 3 1 2 4 56 6 77 PLANRISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH 21 3 4 6 5 7 UPGRADE AT ADDITIONAL COST LANDLORD STANDARD Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

H U B L A R G E C O N F E R E N C E PLAN AXON BROADLOOM CARPET PAINTED GYP WALL LANDLORD STANDARD OFFICE FRONT SYSTEM AV NICHE STRETCHED-FABRIC PANELS RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

WORKPLACE Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

O P E N W O R K P L A C E O P T I O N 1 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

O P E N W O R K P L A C E O P T I O N 2 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

O P E N W O R K P L A C E 1 1 2 2 UPGRADE AT ADDITIONAL COST EXPOSED CEILING FINISHED IN BLUE PAINT FULL-HEIGHT OFFICE FRONTS (9'-0"H) RENDERING SHOWING ACT IN LIEU OF OPEN EXPOSED CEILING Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

W O R K P L A C E C O L L A B O R A T I O N Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

7' - 0" 12 ' - 6" 5' - 8" 7' - 2 " © 2016 Gensler mm/ddyyyy 260917_FL 26- PHONE ROOMS OPPENHEIMER W O R K P L A C E L A R G E P H O N E R O O M PLAN RENDERED AXON STRETCHED-FABRIC PANELS CARPET TILE DECORATIVE SCONCES PAINTED GYP WALL LANDLORD STANDARD OFFICE FRONT TASK LIGHTING 26TH FL- KEY PLAN RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

7' - 0" 12 ' - 6" 5' - 8" 7' - 2 " © 2016 Gensler mm/ddyyyy 260917_FL 26- PHONE ROOMS OPPENHEIMER W O R K P L A C E S M A L L P H O N E R O O M PLAN RENDERED AXON FLOOR LAMP PAINTED GYPSUM WALL CARPET TILE STRETCHED-FABRIC PANELS RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH 26TH FL- KEY PLAN Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

15' - 0" 12 ' - 5" © 2016 Gensler mm/ddyyyy 260917_FL 26- 6P MEETING ROOM OPPENHEIMER W O R K P L A C E 6 P M E E T I N G R O O M PLAN RENDERED AXON STRETCHED-FABRIC PANELS CARPET TILE LANDLORD STANDARD OFFICE FRONT SYSTEM PAINTED GYP WALL 26TH FL- KEY PLAN RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

© 2016 Gensler mm/ddyyyy 260917_FL 26- MEETING ROOMS OPPENHEIMER W O R K P L A C E 4 P M E E T I N G R O O M PLAN RENDERED AXON CARPET TILE LANDLORD STANDARD OFFICE FRONT SYSTEM STRETCHED-FABRIC PANELS 12TH FL- KEY PLAN UP GO UV EN EU R LA NE FRONT STREET OL D SL IP SOUTH STREET UP DN ELEC. RM. SE2 DN UP M.E.R. SE1 TEL. STAIR ESTAIR F P9 P12 P11 P8 P10 P7 RM. ELEV. A.C. MEN PANTRY TEL./COM. COMM ROOM ELEC CLOSET © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 1/8" = 1'-0" 9/2 1/2 02 6 3 :10 :53 P M A-612. FURNITURE PLAN - LEVEL 12 006.6253.000 OPPENHEIMER 32 Old Slip New York, NY 10005 Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

STRETCHED-FABRIC PANELS W O R K P L A C E 3 P M E E T I N G R O O M RENDERED AXON CARPET TILE LANDLORD STANDARD OFFICE FRONT SYSTEM © 2016 Gensler mm/ddyyyy 260917_FL 26- MEETING ROOMS OPPENHEIMER PLAN 26TH FL- KEY PLAN RISER CLOS. ELEC. RM. STAIR E UP DN DN UP STAIR F SE2 SE1 TEL. P22P23 P19P20 P24 M.E.R. P21 MEN WOMEN ELEVATOR MACHINE ROOM COMM ROOM YM 29 12 YM 29 39 YM 29 11 YM 29 11 YM2939 YM2911 YM 29 39 YM2912 YM 29 12 761 SF Marketing Studio Home Office Storage Elec. CL Coat CL StorageStorage Storage Coat CL Events Team Storage Corporate Merch Storage Copy PHPH IDF Copy PH Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

update Gensler Oppenheimer | September 29, 2026 FOR REFEERENCE ONLY.

UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL TEL. RISER CLOS. STAIR F STAIR E LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA LAVTORY IREOUS CHINA 10' - 0" 9' - 0" 9' - 0" 10' - 6" 9' - 0" 9' - 6" 10' - 6"10' - 6"10' - 6" 10' - 6" A. CEILINGS TO BE LANDLORD STANDARD ACP, U.N.O. B. ALL CEILINGS TO BE 9'-0" HEIGHT, U.N.O. C. EXPOSED CEILINGS TO BE PAINTED PT02. D. REFER TO MANUFACTURER STANDARDS FOR EDGE CONDITIONS FOR FIELDS OF CEILINGS. E. LINEAR LIGHTS IN ACP GRID ARE TO BE CENTERED WITHIN GRID. F. INTERIOR OFFICES TO BE EQ-EQ IN BOTH DIRECTIONS WITHIN ROOM. G. U.O.N. ASSUME LANDLORD STANDARD LIGHTING. CL01 - LANDLORD STANDARD ACOUSTICAL CEILING PANEL CL02 GYPSUM DRYWALL CEILING CL03 - EXPOSED CEILING ALL EQUIPMENT, STRUCTURAL ELEMENTS, AND BOTTOM OF SLAB ABOVE TO BE PAINTED CL04 LAYER OF GYPSUM DRYWALL CEILING LAMINATED TO UNDERSIDE OF SLAB ABOVE AND AT SURROUND OF EXPOSED STRUCTURAL ELEMENTS WITHIN CEILING POP-UP. LOCATED WITHIN HUB. CL05 - SOFT CELL GRID ACOUSTIC GRID CL06 - WOOD SLAT BAFFLES ACOUSTIC GRID GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2026 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ 1/8" = 1'-0" 10 /1 6/ 20 26 4 :1 4: 08 P M A-430. REFLECTED CEILING PLAN - LEVEL 30 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 3 10/29/2026 100% DD PACKAGE

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN MECHANICAL, ELECTRICAL, PLUMBING AND FIRE PROTECTION ENGINEERING BASIS OF DESIGN FOR OPPENHEIMER & CO. 32 OLD SLIP – FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR NEW YORK, NY RDA No. 1909.003.00 Owner: OPPENHEIMER & CO 85 Broad Street New York, NY 10004 Owner Representative RXR 75 Rockefeller Plaza New York, NY 10019 Architect Gensler 1700 Broadway, Suite 400 New York, NY 10019 Prepared by: ROBERT DERECTOR ASSOCIATES 19 West 44th Street New York, NY 10036 October 8, 2026

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

Table of Contents

I. GENERAL....1
II. MECHANICAL....1
III. ELECTRICAL....28
IV. PLUMBING....41
V. FIRE PROTECTION....44

- **Attachment A** **Generator Options**
- **Attachment B** **UPS Options**

RDA
ROBERT DERECTOR ASSOCIATES

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

I. GENERAL

A. The following Basis of Design has been assembled to describe the mechanical, electrical, plumbing and fire protection systems for Oppenheimer & Co's proposed fit-out of Floors 11, 12, 14, 26, 30, 31 and Partial 8th Floor at 32 Old Slip in New York City. The 14th and 30th floor layouts are still being developed and are subject to change pending final architectural design.

B. The criteria were assembled based on discussions with the project team the programming indicated on the Architect's floor plans, practical experience, and good engineering practice.

II. MECHANICAL

A. Codes and Standards

1. NYC Building Code 2022
2. New York City Mechanical Code 2022
3. New York City Energy Conservation Code 2025
4. Local Law 141 of 2013 (effective on October 1, 2014)
5. OSHA
6. NFPA
7. SMACNA
8. ASME
9. ASHRAE Standards
10. ANSI Standards
11. UL
12. Building Rules & Regulations

B. Design Criteria

	Heating	Cooling
Outside Temperatures:	13°F db	92°F db, 74°F wb
Inside Temperatures:		
Open Workspace	70°F ±2°F [1]	74°F ±2°F
L14 Trading Open Workspace	70°F ±2°F [1]	72°F ±2°F [1]
L14 Syndicate Open Workspace	70°F ±2°F [1]	72°F ±2°F [1]
L14 Trading 8-Person Suite	70°F ±2°F [1]	72°F ±2°F [1]
Private Offices	70°F ±2°F [1]	74°F ±2°F

ROBERT DERECTOR ASSOCIATES
Page 1 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

L14 Trading Private Offices	70°F ±2°F [1]	72°F ±2°F
Executive Offices	70°F ±2°F [1]	72°F ±2°F
L14 Trading Executive Offices	70°F ±2°F [1]	72°F ±2°F
L30 C-Suite & Executive Offices	70°F ±2°F [1]	72°F ±2°F
Payables Suite	70°F ±2°F [1]	74°F ±2°F
Control Room (Workstations)	70°F ±2°F [1]	74°F ±2°F
AML Testing	70°F ±2°F [1]	74°F ±2°F
Stock Loan	70°F ±2°F [1]	74°F ±2°F
Shared Offices	70°F ±2°F [1]	74°F ±2°F
Facilities / Purchasing Offices	70°F ±2°F [1]	74°F ±2°F
IA Offices	70°F ±2°F [1]	74°F ±2°F
Switchboard (workstations)	70°F ±2°F [1]	74°F ±2°F
Mainframe (workstations)	70°F ±2°F [1]	74°F ±2°F
Phone Rooms	70°F ±2°F [1]	74°F ±2°F
Huddle Rooms	70°F ±2°F [1]	72°F ±2°F
Conference Rooms (all sizes)	70°F ±2°F [1]	72°F ±2°F
Audit / Meeting Room	70°F ±2°F [1]	72°F ±2°F
L30 C-Suite Conference Rooms (all sizes)	70°F ±2°F [1]	72°F ±2°F
L30 Multi-Purpose Room	70°F ±2°F [1]	72°F ±2°F
L30 War Room	70°F ±2°F [1]	72°F ±2°F
Marketing Studio	70°F ±2°F [1]	74°F ±2°F

RDA ROBERT DERECTOR ASSOCIATES
Page 2 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

Vault Staff	70°F ±2°F [1]	74°F ±2°F
Lactation/Mothers Rooms	70°F ±2°F [1]	74°F ±2°F
Pantries / Cafés	70°F ±2°F [1]	74°F ±2°F
L30 Client Lounge and Cafe	70°F ±2°F [1]	74°F ±2°F
L30 Catering Pantry (warming only)	70°F ±2°F [1]	74°F ±2°F
Mailroom	70°F ±2°F [1]	74°F ±2°F
Copy, Scanner Room, EPIQ Printing, and Storage	70°F ±2°F [1]	74°F ±2°F
IDF Rooms	-	72°F ±2°F [2]
MDF Room	-	72°F ±2°F 45% RH ±5%
UPS Room	-	77°F ±2°F [2]
AV Rack Room	-	72°F ±2°F [2]
Tenant Mechanical Rooms	65°F	Ventilated

[1] No humidification will be introduced into the air stream during the winter season; therefore, the relative humidity level within the space will diminish as the outside air temperature decreases.

[2] IDF, UPS, and AV Rack Rooms shall not be provided with any means of humidity control.

1. Outside Air Quantity

   a. 5 CFM/person and 0.06 CFM/SF per Local Law 141 of 2013.

2. Exhaust Air Quantity:

a.	Toilet Rooms:	2.0 CFM/ft^2
b.	Shower Rooms:	50 CFM/fixture
c.	Pantries (warming only):	Sized to maintain negative pressure
d.	IDF Room Exhaust:	Sized to adequately extract heat upon failure of CRAC unit (heat load TBD).
e.	Electrical Rooms:	As required to offset heat dissipation from transformers.

RDA
ROBERT DERECTOR ASSOCIATES
Page 3 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

3. Load Densities for Cooling (based on usable square feet):
(Electric Load Represents Heat Gain)

Room	Lights (w/sf)	Equipment	People (sf/p)
Open Workspace [3]	1.1 [4]	250 watts / workstation	125
L14 Trading Open Workspace	1.1 [4]	350 watts / workstation	125
Meeting Rooms (all sizes) [3]	1.1 [4]	3.0 watts / sf	20 – 30
L14 Multi-Purpose Room [3]	1.1 [4]	3.0 watts / sf	13
Marketing Studio	2.0 [4]	3.0 watts / sf (TBD)	20 – 30
Pantries / Cafés [3]	1.1 [4]	2.0 watts / sf	30
IDF Rooms [3]	1.0 [4]	8.0 kW (TBD)	N/A
MDF Room [3]	1.0 [4]	36.0 kW (TBD)	N/A
UPS Room	1.0 [4]	50,000 BTU (TBD)	N/A
AV Rack Room [3]	1.0 [4]	8,000 BTU (TBD)	100

[3] All equipment and people loads shall be determined in accordance with design drawings and equipment cuts received from various consultants pertaining to the use type of the space (i.e., Architect, Lighting, Food Service, AV/Multimedia, Telecom, etc.).

[4] All lighting power density and equipment loads shall be determined in accordance with the architectural plans and the associated lighting and equipment cuts provided by the Owner, Architect, and Lighting Consultant.

Equipment selection and redundancies:

Open Workspace	N	
L14 Trading Open Workspace	N	
L14 Trading Private Offices	N	
Executive Offices	N	
L14 Trading Executive Offices	N	
L30 C-Suite & Executive Offices	N	
Meeting Rooms (all sizes)	N	
L30 C-Suite Conference Rooms (all sizes)	N	
Marketing Studio	N	
IDF Rooms	N	with exhaust fan as back up
MDF Room	N+1	

RDA
ROBERT DERECTOR ASSOCIATES
Page 4 of 48

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 5 of 48 UPS Room N+1 AV Rack Room N with exhaust fan as back up C. Systems 1. General a. The following Building and OPCO systems shall be detailed below: 1) Cooling Systems 2) Heating Systems 3) Ventilation Systems 4) Exhaust Systems 5) Control Systems 6) Supplemental Cooling 7) Critical Cooling 2. Cooling Systems a. Heat Rejection: Base Building Condenser Water Systems 1) The building will provide condenser water for OPCO’s comfort and critical cooling requirements. a) Hours of operation: 24/365 b) Generator backed: Yes, cooling tower and base building condenser water pumps will be connected to existing base building generator. 2) Landlord Scope of Work (Core & Shell Package): a) Typical floor comfort cooling will be achieved via base building floor mounted water-cooled packaged air conditioning (AC) units provided by Landlord. Assuming the following (additional coordination/information required to confirm equipment capacities): (1) Partial 8th Floor (a) Two (2) 50-ton AC units

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 6 of 48 (1). NOTE: OPCO occupies a portion of the 8th Floor. One (1) 50-ton AC unit serves both the OPCO premises and an adjacent Tenant’s premises. This AC unit will be replaced with new as part of Landlord scope of work. The second 50-ton AC unit serving adjacent Tenant premises will remain. (2) 11th Floor (a) Two (2) 50-ton AC units (3) 12th Floor (a) Two (2) 60-ton AC units (4) 14th Floor – Trading (a) Two (2) 60-ton AC units (5) 26th Floor (a) Two (2) 30-ton AC units (6) 30th Floor – Conferencing Center / Executive C-Suite (a) One (1) 60-ton AC unit (7) 31st Floor (a) One (1) 60-ton AC unit b) As part of Landlord scope of work, the existing base building floor mounted water-cooled packaged DX AC units will be replaced with new as described above. New supply and return capped duct stub- out’s from MER, condenser water piping trim, cooling coil condensate drain pipe to floor drain, and associated controls will be provided by Landlord. c) The AC units will be equipped with the following accessories:

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 7 of 48 (1) Variable frequency drive (VFD) for Variable Air Volume (VAV) type air distribution. (2) Plug (plenum) fans with high efficiency motors. (3) DDC controllers with tie-in to the Base Building TM Bier BMS and OPCO Tenant BMS for monitoring and control. Base- building monitoring for OPCO Tenant equipment to be hard-wired contacts. (4) MERV 15 Filters. 3) The interior and perimeter air systems are overhead ducted, variable air volume (VAV) type distribution. Horizontal duct mains will be connected to the AC unit supply duct stub-out’s located just outside of base building MER’s and distributed to VAV’s. Floors that have two (2) Base Building AC units will have supply ductwork headered together to a common medium pressure duct loop. Each AC unit will be equipped with a motorized damper downstream of supply air discharge opening for isolation purposes. The normally open motorized damper will close upon failure of respective AC unit. 4) Interior and perimeter zones are served via pinch-down VAV boxes. 5) Condenser water valved outlets are provided on each floor near the building core for OPCO’s use. The valved outlets vary in size ranging from 2-1/2” to 3” depending on the floor. 6) There are base building condenser water pumps. However, OPCO will also provide their own Tenant condenser water booster pumps for circulation on each floor. b. Air Distribution 1) Acoustical Concerns a) Acoustical considerations should be addressed for those rooms in close proximity to the base building Mechanical Rooms.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 8 of 48 b) Acoustical and vibration treatment will be provided, as required, to maintain space noise criteria specified, for all rotating equipment. c) All standard VAV’s and AC units shall not cause radiated or transmitted sound levels to exceed NC- 35 in the occupied space or as recommended by the acoustical consultant. d) For the purposes of the budget estimate, assume that all new ceiling-mounted AC systems (i.e. AC units) will be suspended with boxed spring type vibration isolators with hanger rods. Provide supplemental steel to support each AC unit attached to building steel. All new ductwork connected to these AC units shall be internally lined with 1.5” thick acoustic duct liner for the first 15’. e) An Acoustical Consultant should be hired for these purposes. 2) VAV Distribution a) New VAV’s shall be installed throughout the space and will be controlled via the OPCO Tenant BMS system. VAV’s shall be sequenced for cooling and morning warm-up operation. b) Coordinate locations of VAV’s installed above rooms with OPCO. NC criteria of the room shall be maintained via coordination with the Acoustical Consultant. Installation of equipment above rooms is required due to limited space in open ceiling areas. c) Minimum VAV damper positions will be set at 20% of maximum set points or as required to maintain ventilation code requirements. d) Each VAV will have a DDC type controller which will be tied to the OPCO Tenant BMS system. The OPCO Tenant BMS will have the capability to remotely monitor each VAV status and make adjustments to the operating parameters. (1) VAV operating parameters include primary air CFM (damper position) and zone sensor temperature.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 9 of 48 3) Air Conditioning Zones a) VAV’s serving interior zones will be designed at a rate of approximately one (1) box per 750 SF, or as required to accommodate the architectural layouts. b) Maximum VAV size will be 1,200 CFM to provide an NC 40 environment with an open ceiling. c) For those exposures with high solar loads, the usage of blinds should be considered to reduce the cooling load and minimize glare. d) Control zones shall be designed in accordance with the following guidelines: (1) Three (3) Offices per VAV maximum. (2) Each Executive Office and L14 Trading Executive Office shall have a dedicated VAV. (3) Each L30 C-Suite and Executive Office shall have a dedicated VAV. (4) Four (4) Phone Rooms per VAV / FPB maximum. (5) All Conference, Meeting, and Huddle Rooms shall have a dedicated VAV. (6) Each compartment of the L30 Multi- Purpose Room shall have a dedicated VAV. (7) Each L30 C-Suite Conference Room shall have a dedicated VAV. (8) The War Room shall have a dedicated VAV. (9) The Marketing Studio shall have a dedicated VAV. (10) The Mailroom shall have a dedicated VAV. (11) Interior rooms shall not be combined with open workstation zones.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 10 of 48 4) Air outlets a) Typical 24x24 flat-plate style ceiling diffusers shall be provided for lay-in ceilings throughout the space (Titus OMNI as standard). Return air grilles will be 45-degree louvered type. Final locations will be coordinated with the Architect. b) In open office areas with open ceiling design, air will be supplied to the space via supply registers mounted vertically on the side of ductwork exposed in the space. The registers will have two (2) sets of adjustable grille blades which can divert the supply air in four directions to minimize drafts. Grille colors in exposed ceiling areas shall be coordinated with the Architect. c) In enclosed rooms (Phone Rooms, Huddle Rooms, Conference Rooms, Meeting Rooms, etc.) with dropped ceilings, air will be supplied via conventional square 24x24 ceiling diffusers (plaque diffusers as standard). The diffusers will be arranged in a pattern coordinated with the ceiling grid pattern to distribute air evenly within each zone. Where dropped ceiling tiles are 4’x4’, square diffusers will be either 12x12 or 24x24 module, surface mounted at center of tile. Final locations will be coordinated with the Architect. d) In enclosed rooms (Phone Rooms, Huddle Rooms, Conference Rooms, Meeting Rooms, etc.), Lobbies, and specialty areas with dropped ceilings but no available ceiling tile for square diffusers, air will be supplied via linear diffusers (Titus FlowBar style as standard) located along walls. Linear diffusers shall also be utilized along the perimeter to adhere to the Base Building perimeter soffit details, where required for perimeter heating. Final locations will be coordinated with the Architect. e) The thermostat within each zone will be mounted either on a wall or column and will control the quantity of interior supply air delivered by the VAV to the space. The VAV thermostats shall be non- indicating and non-adjustable with the exception of the Executive and C-Suite Offices/Conference Rooms. The Executive and C-Suite Offices/Conference Rooms shall have indicating

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 11 of 48 and adjustable thermostats. All thermostats will be combination temperature/humidity/CO2 sensing type. Thermostats that are indicating and adjustable shall have the capability of local adjustability being locked out via BMS programming. f) Air will be returned to the Base Building AC units via a ceiling return plenum concept. The return air ducts will draw air through the suspended ceiling via light fixture openings, return air grilles, architectural slots, or a combination of both. Provide acoustically lined transfer ducts for all Phone Rooms, Huddle Rooms, Conference Rooms, Meeting Rooms, and acoustically sensitive rooms as per Acoustical Consultant. g) All ductwork concealed within the ceiling return air cavity will be thermally insulated and will include a vapor retardant exterior barrier. 5) Air Balancing a) The duct distribution system on each floor (duct traverses, terminal units, air outlets and inlets) and all AC systems (AC units, CRAC units, etc.) shall be balanced (air and condenser water systems) by a qualified contractor for specified design flow rate and system static pressure, including submitting air balance reports. b) All medium pressure ductwork shall be leakage tested in accordance with SMACNA Standards. c) All air outlets shall be balanced to design air flow rates. d) Air balance reports shall be provided by the mechanical contractor upon completion of ceiling work. e) Single-visit comfort balancing exercising shall be performed upon OPCO’s request (post move-in).

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 12 of 48 3. Heating Systems a. Base Building Perimeter Heating Systems 1) Perimeter heating is provided via existing hot water finned tube convectors. 2) ADD-ALTERNATE: Existing pneumatic perimeter hot water control valves will be replaced with new DDC control valves. The new DDC control valves shall be integrated with overhead VAV’s via connection to OPCO Tenant BMS to prevent simultaneous heating and cooling in perimeter zones. b. Interior Heating 1) Each AC unit will be provided with an integral electric reheat coil for morning warm-up operation. Each VAV box serving interior zones will have the capability of operating in a morning warm-up mode sequence of operation in which the damper is commanded to 100% open while the AC unit integral electric reheat coil engages to maintain temperature setpoint. Note: Each VAV box will not be provided with an individual reheat coil. 4. Ventilation Systems a. Outside air for ventilation is provided to the base building MER on each floor via a horizontal duct take-off with pneumatic damper connected to central riser. There are multiple base building heating and ventilating (H&V) units which serve multiple floors via central duct riser in each stack. b. Wall mounted space CO2 sensors will be provided for all densely occupied spaces (any space that has an occupant density of equal to or greater than 25 occupants per 1,000 square feet) that do not have an individual combination temperature/humidity/CO2 sensing type thermostat. The CO2 sensors will be provided with a connection to the OPCO Tenant BMS for monitoring/alarm purposes.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 13 of 48 5. Exhaust Systems a. Landlord Scope of Work (Core & Shell Package): 1) The relocation of the existing Men’s and Women’s Core Restrooms and associated supply/toilet exhaust ductwork will be included as part of Landlord scope of work. 2) A new inline toilet exhaust booster fan and ductwork routed to ceiling grilles within the Men’s and Women’s Core Restrooms will be provided on each floor as part of Landlrod scope of work. 3) Supply and toilet exhaust capped duct stub-out’s as well as a make-up air transfer duct will be provided for each Men’s and Women’s Core Restroom as part of Landlord scope of work. b. Restroom and Shower Exhaust Systems 1) New horizontal toilet exhaust ductwork will be routed from capped duct stub-out at Men’s and Women’s Core Restrooms to all new ADA Restrooms, All Gender Restrooms, Shower Rooms, and Janitors Closets. 2) The exhaust ductwork for the Shower Rooms will be made of aluminum or stainless steel with welded seams and pitched towards the ceiling exhaust grille. c. Pantries and L30 Catering Pantry (warming only) 1) The Pantries / Cafés and L30 Catering Pantry (warming only) will have general exhaust via a ceiling mounted inline transfer air fan equipped with charcoal filter discharging into the ceiling plenum. 2) It is assumed the L30 Catering Pantry (warming only) will not include any grease cooking appliances requiring a Code compliant welded black iron exhaust system terminating at the outside of the building. 3) The Food Service Consultant shall provide all equipment selections and intended use for review.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 14 of 48 d. Electrical Closet Exhaust Systems 1) Exhaust will be provided for new electrical closets with transformers. Fan shall exhaust air into the ceiling plenum and will be controlled by a high limit thermostat. Transfer ducts or door louvers will be provided for make-up air. 6. Control Systems a. OPCO Building Management System (BMS) 1) A new dedicated DDC OPCO Tenant BMS will be provided for full controls/monitoring capabilities of all equipment. 2) The Landlord Base Building BMS controls contractor is TM Bier. It is recommended that OPCO use TM Bier as well for their Tenant BMS controls to ensure both systems are integrated, but separated properly. 3) Approximately two (2) new BMS panels will be installed on each floor within the existing base building MER housing the comfort cooling AC units. The BMS panels will be backed by generator power. 4) This system will include a head end computer/operator workstation with graphical user interface (GUI) displaying real-time system parameters. 5) The following equipment will be monitored and/or controlled: a) Comfort cooling AC units and associated operating parameters including supply air temperature, fan speed / CFM, static pressure sensors, etc. b) VAV’s and associated operating parameters dampers, temperature sensors, etc. c) Domestic water heaters and leak detection. d) Supplemental AC units / critical CRAC units and associated dampers, sensors, and leak detection devices. e) Condenser water pump status, VFD control, alarm, and leak detection. f) Condensate pumps and high-level float switch alarm.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 15 of 48 g) Miscellaneous leak detection. h) Condenser water supply and return differential pressure and temperature. i) ADD-ALTERNATE: Hot water finned tube control valves. j) Miscellaneous exhaust fans. k) CO2 sensors. l) Motorized damper end-switch status. m) UPS system. n) Pre-Action system (control panel). o) A high limit temperature alarm for the IDF, MDF, and UPS Rooms. p) All leak detection alarms shall be sent to both the OPCO Tenant BMS and Base Building Landlord BMS. q) Additional equipment to be determined. b. Base Building BMS 1) The following equipment will be controlled/monitored on the building’s BMS system: a) Comfort cooling AC units and associated operating parameters including supply air temperature, fan speed / CFM, static pressure sensors, etc. b) VAV’s and associated operating parameters dampers, temperature sensors, etc. c) Leak detection alarm from all new detectors serving AC units, CRAC units, and hot water heaters. d) All Landlord required monitoring points will be provided via hard-wired connections. e) Landlord BMS vendor (TM Bier) shall be responsible for scope of work associated with tie-in of leak detection alarms to Base Building BMS.

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

7. Supplemental Cooling

   a. Supplemental cooling will be provided to selected areas via the use of Building condenser water for heat rejection.

   b. Areas likely requiring supplemental cooling are as follows (additional coordination/information required to provide equipment capacities):

      1) 8th Floor

         a) **ADD-ALTERNATE:** Mailroom

            (1) One (1) 2-ton AC unit

         b) **ADD-ALTERNATE:** Perimeter Conference Room

            (1) One (1) 1.5-ton AC unit

         c) **ADD-ALTERNATE:** Switchboard and Mainframe

            (1) Two (2) 1.5-ton AC units

         d) **ADD-ALTERNATE:** Pantry / Café

            (1) One (1) 2-ton AC unit

      2) 11th Floor

         a) Perimeter Conference Rooms

            (1) One (1) 2-ton AC unit
            (2) One (1) 1.5-ton AC unit

         b) **ADD-ALTERNATE:** Perimeter Conference Room

            (1) One (1) 1.5-ton AC unit

         c) **ADD-ALTERNATE:** Control Room, AML Testing, and Shared Office

            (1) Three (3) 1.5-ton AC units

         d) **ADD-ALTERNATE:** Pantry / Café

            (1) One (1) 2-ton AC unit

RDA
ROBERT DERECTOR ASSOCIATES
Page 16 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

3) 12th Floor
   a) **ADD-ALTERNATE:** Perimeter Conference Room
      (1) One (1) 2-ton AC unit
   b) **ADD-ALTERNATE:** Pantry / Café
      (1) One (1) 2-ton AC unit
4) 14th Floor – Trading
   a) Trading Open Workspace
      (1) Eight (8) 2.5-ton AC units
   b) Syndicate Trading Open Workspace
      (1) One (1) 1.5-ton AC unit
   c) 8-Person Suite
      (1) One (1) 1.5-ton AC unit
   d) 26-Person Conference Room
      (1) One (1) 2-ton AC unit
   e) **ADD-ALTERNATE:** Perimeter Conference Rooms
      (1) Two (2) 1.5-ton AC units
   f) **ADD-ALTERNATE:** Perimeter Executive Offices
      (1) Two (2) 1.25-ton AC units
5) 26th Floor
   a) Perimeter Conference Rooms
      (1) Two (2) 1.5-ton AC units
   b) Marketing Studio
      (1) One (1) 3-ton AC unit (heat load TBD)
   c) **ADD-ALTERNATE:** Pantry / Café
      (1) One (1) 2-ton AC unit

RDA ROBERT DERECTOR ASSOCIATES
Page 17 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

6) 30th Floor – Conferencing Center / Executive C-Suite

a) Perimeter Conference Rooms

(1) One (1) 3-ton AC unit
(2) Four (4) 1.5-ton AC units

b) War Room

(1) One (1) 2-ton AC unit

c) Multi-Purpose Room

(1) Two (2) 2-ton AC units

d) Client Lounge and Café

(1) One (1) 2-ton AC unit

e) Catering Pantry

(1) One (1) 2-ton AC unit

f) C-Suite Perimeter Offices

(1) Two (2) 2-ton AC units

g) C-Suite Perimeter Conference Room

(1) One (1) 1.5-ton AC unit

h) **Add-Alternate:** Executive Offices

(1) Eleven (11) 1.25-ton AC units

7) 31st Floor

a) **ADD-ALTERNATE:** Perimeter Conference Rooms

(1) Two (2) 1.5-ton AC units

b) **ADD-ALTERNATE:** Pantry / Café

(1) One (1) 2-ton AC unit

RDA ROBERT DERECTOR ASSOCIATES
Page 18 of 48

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 19 of 48 c. The supplemental AC systems will consist of ceiling mounted water-cooled AC units. The AC units will be started and stopped via the OPCO BMS schedule. The system start-stop override and temperature setpoint adjustment will be remotely done at the OPCO BMS system by the Facility Manager. d. Each new supplemental AC unit will be provided with a drip pan with leak detection and a condensate pump (one leak detector for each ceiling mounted AC unit). All unit monitoring and control will be via the OPCO BMS. Leak detection alarms shall be sent to both OPCO BMS and Base Building BMS. e. L30 Multi-Purpose Room 1) It is assumed that there will be one (1) moveable partition (Skyfold, Modernfold, etc.) that will divide the room into two (2) compartments. Separate VAV boxes and supplemental AC units will be provided for each compartment to provide separate temperature control zones. A new 2-ton ceiling mounted AC unit will be located outside of each compartment with supply/return ductwork routed in/out of the room. Supply and return ducts will be routed to avoid crossing over the moveable partitions where feasible. Ductwork routing will be coordinated with the structural steel supports for the moveable partitions per cutsheets provided by the Structural Engineer. 2) Air distribution within each compartment will be achieved via linear diffusers. Final locations of air outlets will be coordinated with the Architect. 3) The HVAC systems serving the L30 Multi-Purpose Room will be coordinated with the Acoustical Consultant to ensure design NC-levels within the occupied spaces will be achieved. Acoustical mitigation measures (i.e., sound attenuators, increased acoustical duct lining, sound lagging, etc.) will be coordinated and provided as required. f. L30 Catering Pantry 1) A new 2-ton ceiling mounted AC unit will be located outside of the Catering Pantry with supply/return ductwork routed in/out of the room. Double deflection supply registers will be provided to adjust airflow patterns to accommodate the Food Service equipment layout. 2) The Food Service Consultant shall provide all equipment selections and intended use for review.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 20 of 48 8. Critical Cooling a. All new critical cooling equipment will be connected to the building’s condenser water system. b. IDF Rooms 1) Each IDF Room shall be provided with one (1) dedicated nominal three (3)-ton floor mounted water-cooled packaged computer-grade air conditioning (CRAC) unit sized at 100% capacity, capable of providing 24/365 cooling to provide N redundancy. 2) Each CRAC unit will be cooling only (no reheat nor humidification will be provided). 3) Each CRAC unit will be equipped with an integral microprocessor control panel with BACnet MS/TP communication card for integration to BMS and wall mounted thermostat. A separate wall mounted high limit thermostat with connection to BMS for monitoring/alarm purposes will also be provided. 4) Each floor standing CRAC unit shall be located in the hot aisle and consist of upflow free-blow configuration. Air distribution to the cold aisle shall be achieved via integral grille blades. Final IDF Room configuration and equipment layout shall be coordinated with the Telecom Consultant. 5) Each CRAC unit shall be provided with a leak detector and condensate pump which shall be monitored by the BMS. Piping trim shall be installed vertically along the wall adjacent to the CRAC unit with the drip pan extended underneath. In addition, normally closed motorized isolation valves shall be provided on the condenser water supply lines to each CRAC unit. Leak detectors shall be provided with two (2) independent outputs for connection to the Base Building BMS and OPCO BMS. Upon alarm, the associated CRAC unit shall shut down, and the motorized isolation valve on the condenser water supply water line shall close.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 21 of 48 6) A ceiling mounted inline exhaust fan will be provided for back-up heat extraction of the IDF Room in the event of CRAC unit failure or power outage scenario until Building generator restores service of the condenser water system. A make-up air transfer duct equipped with normally closed motorized damper shall be provided. The motorized damper shall open upon activation of the exhaust fan. The exhaust fan and damper will be backed by Building generator power. 7) The following provisions will be provided for the operation of a back-up move-and-cool unit within each IDF Room during CRAC unit failure or power outage scenario until Building generator restores service of the condenser water system. a) Two (2) round duct collars with removable caps will be provided to accept the move-and-cool unit flex ducts for condenser air intake/discharge. b) A condensate pipe outlet including barbed fitting, ball valve, and check valve will be provided for connection of the move-and-cool unit pumped condensate drain line. c) A wall mounted receptacle backed by Building generator power will be provided for plug-in of the specified move-and-cool unit power cord. c. MDF Room (“N+1 Redundancy”) 1) The MDF Room shall be provided with three (3) dedicated nominal eight (8)-ton floor mounted water-cooled packaged computer-grade air conditioning (CRAC) units sized at 100% capacity, capable of providing 24/365 cooling to provide N+1 redundancy. 2) Each CRAC unit will be equipped with electric reheat and humidification. A vapor barrier surrounding the MDF partitions will be coordinated with the Architect. 3) Each CRAC unit will be equipped with an integral microprocessor control panel with BACnet MS/TP communication card for integration to BMS and wall mounted thermostat. A separate wall mounted high limit thermostat with connection to BMS for monitoring/alarm purposes will also be provided.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 22 of 48 4) Each floor standing CRAC unit shall be located in the hot aisle and have a top supply ducted discharge configuration equipped with motorized damper. The overhead supply ductwork from the three (3) CRAC units shall be headered together downstream of the motorized dampers and connected to a common supply duct distribution routed to double deflection grilles located above the cold aisle. The motorized damper on each supply duct shall be interlocked with its respective CRAC unit via On/Off Status Auxiliary Contact. The motorized damper shall be open when associated unit is activated and closed when associated unit is deactivated. Final MDF Room configuration and equipment layout shall be coordinated with the Telecom Consultant. 5) Each CRAC unit shall be provided with a leak detector and condensate pump which shall be monitored by the BMS. Piping trim shall be installed vertically along the wall adjacent to the CRAC unit with the drip pan extended underneath. In addition, normally closed motorized isolation valves shall be provided on the condenser water supply and humidification make-up water lines to each CRAC unit. Leak detectors shall be provided with two (2) independent outputs for connection to the Base Building BMS and OPCO BMS. The three (3) CRAC units shall operate in a lead/lag manner with one unit operating at a time. Upon failure or leak detection of the active CRAC unit, the failed unit shall be deactivated with its motorized damper on supply duct and motorized isolation valves on the condenser water supply and humidification make-up water lines closed. Back-up unit shall be activated automatically and alarm shall be signaled via BMS. 6) The following provisions will be provided for the operation of a back-up move-and-cool unit within the MDF Room during CRAC unit failure or power outage scenario until Building generator restores service of the condenser water system. a) Two (2) round duct collars with removable caps will be provided to accept the move-and-cool unit flex ducts for condenser air intake/discharge. b) A condensate pipe outlet including barbed fitting, ball valve, and check valve will be provided for connection of the move-and-cool unit pumped condensate drain line.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 23 of 48 c) A wall mounted receptacle backed by Building generator power will be provided for plug-in of the specified move-and-cool unit power cord. d. UPS Room (“N+1 Redundancy”) 1) The UPS Room shall be provided with two (2) dedicated five (5)-ton floor mounted water-cooled packaged computer-grade air conditioning (CRAC) units sized at 100% capacity, capable of providing 24/365 cooling to provide N+1 redundancy. 2) The new UPS modules will have a maximum rated energy capacity of 70 kWh as to not require a dedicated exhaust system to the outdoors. 3) Each CRAC unit will be cooling only (no reheat nor humidification will be provided). 4) Each CRAC unit will be equipped with an integral microprocessor control panel with BACnet MS/TP communication card for integration to BMS and wall mounted thermostat. A separate wall mounted high limit thermostat with connection to BMS for monitoring/alarm purposes will also be provided. 5) Each floor standing CRAC unit shall be downflow, front supply discharge configuration and equipped with adjustable double deflection grille blades provided by the manufacturer. 6) Each CRAC unit shall be provided with a leak detector and condensate pump which shall be monitored by the BMS. Piping trim shall be installed vertically along the wall adjacent to the CRAC unit with the drip pan extended underneath. In addition, normally closed motorized isolation valves shall be provided on the condenser water supply lines to each CRAC unit. Leak detectors shall be provided with two (2) independent outputs for connection to the Base Building BMS and OPCO BMS. The two (2) CRAC units shall operate in a lead/lag manner with one unit operating at a time. Upon failure or leak detection of the active CRAC unit, the failed unit shall be deactivated with its motorized isolation valve on the condenser water supply line closed. Back-up unit shall be activated automatically and alarm shall be signaled via BMS.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 24 of 48 7) The following provisions will be provided for the operation of a back-up move-and-cool unit within the UPS Room during CRAC unit failure or power outage scenario until Building generator restores service of the condenser water system. a) Two (2) round duct collars with removable caps will be provided to accept the move-and-cool unit flex ducts for condenser air intake/discharge. b) A condensate pipe outlet including barbed fitting, ball valve, and check valve will be provided for connection of the move-and-cool unit pumped condensate drain line. c) A wall mounted receptacle backed by Building generator power will be provided for plug-in of the specified move-and-cool unit power cord. e. AV Rack Room 1) The AV Rack Room shall be provided with one (1) dedicated 1.5-ton ceiling mounted commercial grade AC unit located outside of the room. The AC unit will have supply and return ducted distribution into the room. A separate CAV box will be ducted into the return air inlet of the AC unit to provide ventilation to the occupant in the AV Rack Room. 2) Each AC unit will be cooling only (no reheat nor humidification will be provided). 3) Each AC unit will be equipped with an integral microprocessor control panel and wall mounted thermostat. A separate wall mounted high limit thermostat with connection to BMS for monitoring/alarm purposes will also be provided. 4) Each AC unit shall be provided with a leak detector and condensate pump which shall be monitored by the BMS. Leak detectors shall be provided with two (2) independent outputs for connection to the Base Building BMS and OPCO BMS. Upon alarm, the associated AC unit shall shut down, and the motorized isolation valve on the condenser water supply water line shall close.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 25 of 48 5) A ceiling mounted inline exhaust fan will be provided for back-up heat extraction of the IDF Room in the event of CRAC unit failure or power outage scenario until Building generator restores service of the condenser water system. A make-up air transfer duct equipped with normally closed motorized damper shall be provided. The motorized damper shall open upon activation of the exhaust fan. The exhaust fan and damper will be backed by Building generator power. 6) The following provisions will be provided for the operation of a back-up move-and-cool unit within the AV Rack Room during AC unit failure or power outage scenario until Building generator restores service of the condenser water system a) Two (2) round duct collars with removable caps will be provided to accept the Move ‘N’ Cool unit flex ducts for condenser air intake/discharge. b) A condensate pipe outlet including barbed fitting, ball valve, and check valve will be provided for connection of the Move ‘N’ Cool unit pumped condensate drain line. c) A wall mounted receptacle backed by OPCO generator power will be provided for plug-in of the specified move-and-cool unit power cord. D. Materials 1. Ductwork a. All ductwork construction will be based on SMACNA medium (4”) pressure type upstream of terminal units and low (2”) pressure type downstream of terminal units. All medium and low pressure air conditioning supply ductwork will be sealed (longitudinal seams and traverse joints). b. The first 25’ of ductwork downstream of AC units over 3,000 CFM shall be fabricated with 16 gauge sheet metal, reinforced with 1- 1/2”x1-1/2”x1/8” welded angle iron every 18” apart, and provided with 1.5” acoustical lining. c. Ductwork sealant, testing requirements and maximum allowable leakage rates shall be per SMACNA guidelines. d. All branch duct take-offs will be equipped with tapered fittings.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 26 of 48 e. Fire and/or combination fire/smoke dampers, as applicable, will be provided per Code requirements. f. Volume dampers will be provided for air balance purposes. These shall be a minimum of 3’ from the take-off (integral or spin in dampers are not permitted). Provide cable operated dampers where dampers are located above inaccessible ceiling. g. Duct smoke detectors will be provided as required. 2. Piping a. Condenser water pipes shall be seamless Schedule 40 black steel pipes with welded fittings (4” and larger) and type K copper with silver brazed fittings (3” and below). All coil condensate and drain piping shall be Type L copper with 95/5 soldered joints on overtime. All piping shall be insulated. b. Piping fittings and joints shall be rated for: 1) 300 psig for condenser water 2) 125 psig for condensate drain c. Gauges, thermometers, gauge cocks, thermowells, shutoff valves, balancing valves and other instruments will be provided for each piece of equipment for operation, maintenance and balancing purposes. Pete's (pressure and temperature) plug will be provided for each connection to chilled water and hot water systems. d. Guides, anchors, expansion loops, supports, vents, drains, make- up water, controls, etc., will be provided as required for the piping system. e. Valved outlets will be provided for future use on condenser water piping systems. f. All piping systems will be thoroughly cleaned and flushed by an approved water treatment contractor with temporary start-up conical screen filter and proper chemicals, as required. g. Selective piping systems will be tested for pressure and leakage. h. Water systems will be balanced for specified design flow rate and system pump head. Written balancing reports shall be provided by the mechanical contractor.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 27 of 48 3. Thermal Insulation a. Glass fiber type pipe insulation with all-service jacket will be provided for chilled water pipes, hot water pipes, condensate drain pipes, etc. b. 2” thick rigid board or 2” thick blanket glass fiber insulation with vapor barrier will be provided on exterior of all air conditioning supply ducts, except where acoustically lined. Acoustical lining of the same thickness can be used in lieu of insulation. c. All outside air ductwork shall be provided with 2” thick rigid board insulation with vapor barrier. 4. Sound Lining a. 25’ minimum 1.5” thick sound lining will be provided in supply ducts downstream of AC units over 3,000 CFM. b. 15’ minimum 1.5” thick sound lining will be provided upstream and downstream of supplemental AC units. c. 15’ minimum 1” thick sound lining will be provided upstream and downstream of exhaust fans. d. 15’ minimum 1.5” thick sound lining will be provided downstream of all VAV’s. e. All exposed ductwork shall be provided with 1” thick sound lining. f. All transfer ducts shall be provided with 1” thick sound lining. E. Commissioning 1. It is recommended that OPCO hire an independent commissioning agent who will direct/witness and document the testing of all AC units, CRAC Units, VAV’s, thermostats, exhaust fans, the BMS, and any other HVAC equipment which will be operated and maintained by the OPCO Facilities/Operations Team.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 28 of 48 III. ELECTRICAL A. Codes and Standards 1. 2022 New York City Building Code 2. 2025 NYCECC with 2025 NYC ASHRAE 90.1 3. 2022 New York City Fire Code 4. 2025 New York City Electrical Code (2020 NEC with local amendments) 5. NFPA 6. OSHA 7. IEEE Standards 8. IES 9. ANSI 10. NEMA 11. UL 12. ETL 13. Building Rules and Regulations B. General Design Criteria 1. The space will be provided with both Uninterruptable Power Supply (UPS) backup, and standby generator back up, with exact extends of loads to be backed up pending final client decision 2. The lease provides an allowance of 6 watts demand load per usable square foot (exclusive of base building HVAC) for Tenant power and lighting. Additional bulk power sources will be required for: a. New tenant UPS’s, up to two at 600 Amps at 480 Volts 3 Phase. UPS will require normal and generator feed b. Generator feed for backup of landlord mechanical, elevators, and domestic water loads, pending final generator decision c. Generator feed for backup of tenant floor(s), pending final generator decision C. Existing Normal Power Distribution 1. The 8th Floor is energized via one core electrical closet and one satellite closet a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 29 of 48 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) One 277/480 Volt, 100 Amp branch panelboard 4) Two 480-208/120 Volt, 45 kVA step down transformers 5) Four 120/208 Volt, 150 Amp branch panelboards 6) Other equipment serving landlord and different tenant loads, not for this tenants use. c. The satellite closet contains the following equipment 1) One 277/480 Volt, 100 Amp branch panelboard 2) One 480-208/120 Volt, 15 kVA step down transformer 2. The 11th Floor is energized via one core electrical closet, two satellite closets, and a data center that is no longer in use a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) Two 480-208/120 Volt, 45 kVA step down transformers 4) Four 120/208 Volt, 150 Amp branch panelboards 5) Other equipment serving landlord and different tenant loads, not for this tenants use. c. Two 277/480 Volt ATS’s, rated 400 Amps and 600 Amps. Both are inactive to be removed formerly serving UPS and mechanical in the data center, this floor. The East electrical satellite closet contains the following equipment 1) Three 120/208 Volt, 150 Amp panelboards d. The West electrical satellite closet contains the following equipment 1) Two 120/208 Volt, 150 Amp panelboards

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 30 of 48 2) The Data Center contains the following equipment a) Four 480-208/120, 125 Amp PDU’S b) One 277/480 Volt distribution panelboard 3. The 12th Floor is energized via one core electrical closet, two satellite closets, and additional panelboards located in the corridors a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) One 480-208/120 Volt, 45 kVA step down transformers 4) Five 480-208/120 Volt, 75 kVA step down transformers c. The East electrical satellite closet contains the following equipment 1) Two 120/208 Volt, 150 Amp branch panelboards d. The West electrical satellite closet contains the following equipment 1) Three 120/208 Volt, 150 Amp branch panelboards e. The East corridor contains the following equipment 1) Seven 120/208 Volt, 150 Amp branch panelboards f. The West corridor contains the following equipment 1) Seven 120/208 Volt, 150 Amp branch panelboards 4. The 14th Floor is energized via one core electrical closet, three satellite closets and two IT rooms that is no longer in use a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 31 of 48 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) One 277/480 Volt, 1600 Amp distribution panelboard fed from building service 4) One 277/480 Volt ATS, rated 600A fed on the normal side from 1600 Amp distribution panelboard and fed from the emergency 37th floor distribution panelboard 5) One 277/480 Volt, 600 Amp emergency distribution panelboard fed from the ATS 6) One 480-208/120 Volt, 30 kVA step down transformers 7) Two 480-208/120 Volt, 45 kVA step down transformers 8) One 277/480 Volt, 225 Amp branch panelboard 9) One 277/480 Volt, 400 Amp branch panelboard 10) One 120/208 Volt, 150 Amp branch panelboard 11) One 120/208 Volt, 125 Amp branch panelboard 12) One 120/208 Volt, 225 Amp branch panelboard 13) Other equipment serving landlord, not for this tenants use. c. The East electrical satellite closet contains the following equipment 1) Three 120/208 Volt, 150 Amp branch panelboards d. The second East electrical satellite closet contains the following equipment 1) One 120/208 Volt, 100 Amp branch panelboards e. The West electrical satellite closet contains the following equipment 1) Three 120/208 Volt, 150 Amp branch panelboards f. The East IT room contains the following equipment 1) One 120/208 Volt, branch panelboard. Panel is inactive to be removed.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 32 of 48 g. The West IT room contains the following equipment 1) One 120/208 Volt, branch panelboard. Panel is inactive to be removed. 5. The 26th Floor is energized via one core electrical closet and one satellite closet a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) One 480-208/120 Volt, 75 kVA step down transformers 4) Two 120/208 Volt, 200 Amp branch panelboard 5) Other equipment serving landlord, not for this tenants use. c. The electrical satellite closet contains the following equipment 1) One 480-208/120 Volt, 75 kVA step down transformers 2) Two 120/208 Volt, 200 Amp branch panelboard 3) One 120/208 Volt, 125 Amp branch panelboard 6. The 30th Floor is energized via one core electrical closet a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 600 Amp bus duct switch 2) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 3) One 400 Amp disconnect switch 4) Two 480-208/120 Volt, 112.5 kVA step down transformers 5) One 277/480 Volt, 400 Amp branch panelboard

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 33 of 48 6) One 277/480 Volt, 100 Amp branch panelboard 7) Four 120/208 Volt, 200 Amp branch panelboard 8) One 120/208 Volt, 100 Amp branch panelboard 9) Other equipment serving landlord, not for this tenants use. 7. The 31st Floor is energized via one core electrical closet a. Existing landlord owned, revenue grade metering will remain in place. b. The core closet contains the following equipment 1) One 277/480 Volt, 200 Amp bus duct switch 2) One 277/480 Volt, 600 Amp bus duct switch 3) One 277/480 Volt, 600 Amp distribution panelboard fed from the bus duct switch 4) One 480-208/120 Volt, 225 kVA step down transformers 5) One 480-208/120 Volt, 30 kVA step down transformers 6) One 277/480 Volt, 100 Amp branch panelboard 7) One 277/480 Volt, 600 Amp branch panelboard 8) Four 120/208 Volt, 200 Amp branch panelboard 9) Two 120/208 Volt, 100 Amp branch panelboard 10) Other equipment serving landlord, not for this tenants use. 8. New Normal Power Distribution a. 8th Floor 1) One 277/480 Volt, 100 Amp panelboard 2) One 480-208/120 kVA step down transformer 3) Two 120/208 Volt, 150 Amp panelboards

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 34 of 48 b. 11th Floor 1) One 480-208/120 Volt, 112.5 kVA step down transformer 2) One 120/208 Volt, 400 Amp distribution panelboard 3) Five 120/208 Volt, 100 Amp branch panelboards c. 12th Floor 1) One 480-208/120 Volt, 112.5 kVA step down transformer 2) One 120/208 Volt, 400 Amp distribution panelboard 3) Five 120/208 Volt, 100 Amp branch panelboards d. 14th Floor 1) One 480-208/120 Volt, 112.5 kVA step down transformer 2) One 120/208 Volt, 400 Amp distribution panelboard 3) Four 120/208 Volt, 100 Amp branch panelboards e. 26th Floor 1) One 480-208/120 Volt, 112.5 kVA step down transformer 2) One 120/208 Volt, 400 Amp distribution panelboard 3) Four 120/208 Volt, 100 Amp branch panelboards f. 30th Floor 1) Four 120/208 Volt, 100 Amp branch panelboards g. 31st Floor 1) Two 120/208 Volt, 100 Amp branch panelboards h. If UPS Option 3 or 4 are selected, provide one additional 120/208 Volt, 100 Amp panelboard per floor for IDF Room 9. Standby Generator Power a. There are 5 generator options, pending final selection with the client. See Attachment A, Generator Options for detailed equipment required for each option.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 35 of 48 1) Option 1 is full backup of all tenant loads on all floors, UPS’s, IDF/MDF Rooms, and all associated cooling. Option 1 is also full backup of base building elevators, cooling tower pumps, condenser water pumps, outside air fans, toilet exhaust fans, and domestic water pumps. 2) Option 2 is full backup of all tenant loads on three floors, UPS’s, IDF/MDF Rooms, and all associated cooling. Option 2 is also full backup of base building elevators serving floors 11 through 17, cooling tower pumps, condenser water pumps, outside air fans, toilet exhaust fans, and domestic water pumps. 3) Option 3 is full backup of all tenant loads on two floors, UPS’s, IDF/MDF Rooms, and all associated cooling. Option 3 is also full backup of base building elevators, cooling tower pumps, condenser water pumps, outside air fans, toilet exhaust fans, and domestic water pumps. 4) Option 4 is full backup of all tenant loads on one floor, UPS’s, IDF/MDF Rooms, and all associated cooling. Option 4 is also full backup of base building elevators serving floors 11 through 17, cooling tower pumps, condenser water pumps, outside air fans, toilet exhaust fans, and domestic water pumps. 5) Option 5 is full backup of all tenant loads on one floor, UPS’s, IDF/MDF Rooms, and all associated cooling. Option 5 is also full backup of base building cooling tower pumps, condenser water pumps. 6) Short Circuit, Coordination, and Arc Flash Study shall be provided for all Generator distribution 10. Uninterruptable Power Supply (UPS) a. There are 4 UPS options, pending final selection with the client. See Attachment B, UPS Options for detailed equipment required for each option. b. Option 1 is a single 225 kW UPS with N+1 internal module for backup of all MDF, IDF, and Trader loads. Option 2 is two 225 kW UPS with for backup 2N backup of all MDF, IDF, and Trader loads. c. Option 3 is a single 150 kW UPS with N+1 internal module for backup of all MDF and Trader loads. IDF loads would be provided with local rack mounted UPS

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 36 of 48 d. Option 4 is two 150 kW UPS for 2N backup of all MDF and Trader loads. IDF loads would be provided with local rack mounted UPS e. Short Circuit, Coordination, and Arc Flash Study shall be provided for all UPS distribution f. Ground Bar shall be provided at each IDF/MDF/UPS room, with minimum #6 copper connection to: 1) Panel in room 2) Building steel within room 3) Each rack within room 11. Emergency Power – Egress Lighting a. Building is providing one life safety emergency circuit per floor for tenant egress lighting. b. Egress lighting shall meet the following criteria: 1) Minimum of 2-foot candles at the egress doors 2) Minimum of 1-foot candle at the egress path D. Wiring Raceways 1. Lighting will be energized via branch circuit wiring installed in metal clad cable (MC) where concealed in walls, floors, ceilings and columns. EMT conduit will be utilized where run exposed and in all open ceiling areas. 2. Wall mounted receptacles will be wired using metal clad cable (MC) run in hung ceilings or concealed in walls. EMT conduit will be utilized where run exposed and in all open ceiling areas. 3. Wiring within the IT Room shall utilize EMT conduit. Each circuit will have separate neutral and grounding conductors utilizing #12 AWG minimum size wire. 4. All wiring #10 AWG and smaller shall be solid. Wiring #8 AWG and larger can be stranded. 5. Minimum conduit size shall be ¾”. 6. EMT conduit shall be used to enter circuit breaker panels or disconnects and shall be extended to the first junction box within the tenant space, including underfloor circuitry.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 37 of 48 E. General Power Circuiting Criteria 1. All 120 volt, 20 Amp branch circuit shall have a maximum load of 1,500 VA. 2. All 277 volt, 20 Amp branch circuit shall have a maximum load of 3,500 VA. 3. Minimum conductor size shall be #12 AWG copper. 4. One single pole 20 Amp circuit will energize not more than: a. Six to eight convenience receptacles. b. One refrigerator. c. One microwave. d. One coffeemaker. e. One copier. f. All separate circuits having a load not exceeding 1,920 VA. g. Four non-trader workstations h. Three trader workstations i. Other circuits, including mechanical equipment, will be sized based on load, voltage and phasing requirements. 5. Floor distribution shall be achieved via raised floor box. F. General Power Circuiting 1. All general-purpose circuits will utilize common, phased sequenced neutral wires. 2. Conference Rooms shall be provided with raised floor hardwired connections to furniture, quantity as required. These shall be coordinated with AV Consultant. 3. Pantry equipment receptacles will be provided per architectural layouts and appliance requirements. G. General Office, Open Area Power Circuiting 1. All trader open office furniture shall utilize raised floor type floor boxes, with one circuit for every three desks and desks configured so that every other desk is on alternating circuits. All trader workstations shall be provided with a UPS power source. 2. All non-trader office furniture shall utilize raised floor type floor boxes, with one circuit for every four desks and desks. 3. Each office will receive a duplex (PC) and a double duplex (convenience) receptacle or as determined by the Architect.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 38 of 48 H. Lighting 1. General a. Refer to architectural and lighting consultant design criteria for fixture selection and layout. b. In general, light fixtures shall be rated for 277 (preferred) volt and 120 volt. c. All light fixtures are assumed to be provided with dimming capabilities. d. Architect/lighting consultant shall provide all zoning information. 2. Lighting Control a. Open office area light fixtures shall be controlled by ceiling mounted occupancy sensors and dimmer wall switch. Perimeter light fixtures shall be automatically dimmed via daylight sensor. The operation of the lights be will automatic on/automatic off. b. Private Offices light fixtures shall be controlled by ceiling mounted vacancy sensors and dimmer wall switch. The operating of the lights shall be manual on/automatic off. c. All Conference Rooms shall be provided with ceiling mounted vacancy sensors and dimmer wall switch. The operating of the lights shall be manual on/automatic off. Zoning of these rooms shall be coordinated with Architect and Lighting Consultant. d. Multipurpose Rooms shall be provided with ceiling mounted vacancy sensors and pre-set scene selection keypad. These areas shall be controlled by centralized lighting control system. The operating of the lights shall be manual on/automatic off. Motorized shades and AV systems shall be tied into lighting control system. Zoning of these rooms shall be coordinated with Architect and Lighting Consultant. e. Basis of design shall be Wattstopper Plus. I. Materials and Equipment Specification 1. Conduit Types a. Feeders and risers up to 2” O.D. shall be EMT, larger than 2” O.D. shall be rigid aluminum or EMT.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 39 of 48 b. Lighting, receptacle and appliance branch circuits concealed in walls and hung ceilings: Metal Clad cable (MC). c. Flexible conduit where rigid is not feasible, short lengths only. d. Wiring within the Server Room and IDF’s shall utilize EMT. Flexible conduit shall be used for final connections to equipment subject to vibration. 2. Enclosures a. In general, all equipment installed in indoor, dry locations will be mounted in NEMA Type 1 enclosures. Indoors in damp locations, equipment shall be mounted in NEMA 4 rated enclosures. 3. Lighting and/or Utility Panels a. 3-phase, 4-wire plus ground. Bus bars shall be copper. b. Furnish multi-cable in-feed lugs where required. Double lugging not permitted. Secure lugs to bus by stud bolts. c. Panel shall have main circuit breaker or shall be main lug only type as indicated on the drawings. Quantity, poles and trip ratings of branch circuit breakers to be as indicated on drawings. d. Panels shall be constructed of Code-gauge steel, gray finish over rust inhibitor, for surface mounting. Box and panel frame will be flanged and reinforced for rigid support of interior and accurate alignment of interior with front. Trims shall be hinged and lockable (door-in-door type construction). e. Panel shall have engraved white core, black lamicoid nameplate screwed onto panel trim with designation listed. f. Panel directories shall be typewritten. 4. Molded Case Circuit Breakers a. New circuit breakers for new and existing panels will be provided as required. b. Electrical contractor may reuse circuit breakers in existing panels provided that they are in good operating order and in compliance with the specifications.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 40 of 48 J. Fire Alarm System 1. The base building fire alarm system is an addressable, manual and automatic fire detection system with communications capability. 2. All new fire alarm devices (speaker-strobes, strobes, smoke detectors, etc.) will be purchased from the Building Fire Alarm vendor to ensure compatibility with the existing system. 3. New fire alarm equipment shall be wired to designated connection points on each floor. 4. All speaker and strobe devices will be zoned and wired in accordance with the requirements of local Codes and the Building Fire Alarm Vendor. Strobes shall be synchronized. 5. All new fire alarm speakers and strobes will be located throughout the areas as required per Code and shall have white cover plates. 6. Interconnect shall be provided to doors along paths of egress that are equipped with magnetic locks or failsafe electric strikes. 7. Duct detectors will be provided at all HVAC equipment rated 2000 CFM or more or discharging into a common plenum totaling more than 2000 CFM. 8. Existing waterflow and tamper switches serving the floor, located in the core stairwells, shall remain. 9. Final tie-ins into the existing Fire Alarm System and any necessary reprogramming will be performed by the Building Fire Alarm Vendor. K. Pre-Action Systems 1. Pre-Action systems will be provided for the UPS Room and the MDF room.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 41 of 48 IV. PLUMBING A. Codes and Standards 1. 2022 New York City Building Code 2. 2022 New York City Plumbing Code 3. New York City Department of Environmental Protection 4. Health Department 5. Building Rules and Regulations B. Systems 1. General a. New connections to the base building risers will be provided where required to serve all areas requiring cold water, sanitary, and vent connections as part of the new work. 2. Cold Water Supply a. The water piping will be sized for both cold and hot water anticipated demand. b. New shut off valves will be provided on domestic water supply connections. c. Pressure reducing valves will be provided where pressure exceeds 80 PSI. d. Cold water make-up piping for mechanical equipment will be provided as needed. RPZ backflow preventers will be provided at all connections to mechanical equipment. e. Filtered cold water will be provided for all equipment and fixtures that require potable water. 3. Hot Water Supply a. Local ceiling-hung, electric tank-type water heaters will be provided to supply hot water to the satellite pantries, all gender restrooms, wellness rooms, and Mother’s Rooms. Final water heater locations and sizes will be confirmed by equipment quantities and layouts, but preliminary strategy will be as follows: b. A 20-gallon, 3kW water heater will be provided for satellite pantries with a sink and one residential-type dishwasher. c. A 10-gallon, 2 kW water heater will be provided for satellite pantries with a sink only.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 42 of 48 d. A 10-gallon, 2 kW water heater will be provided to serve satellite wellness rooms. e. One floor mounted, electric tank-type water heater will be provided to supply hot water to the 30th floor catering pantry, client lounge and café, pantry, and shower rooms. The floor mounted water heater will serve these spaces instead of local ceiling mounted tank water heaters. The water heater will be located in a 4x6 water heater room and installed on a 4” high concrete housekeeping pad. Exact location will be coordinated with the design team. Exact size of the water heaters will be dependent on the proposed food service program and equipment specifications provided by the Food Service consultant. A 120- gallon, 12KW water heater is the estimated size for this water heater. f. Each existing tank water heater serving the core restrooms on all floors in scope of work will be replaced in kind with same size and same electrical components. Each men’s restroom and each women’s restroom has its own existing 20-gallon ceiling mounted tank water heater on each floor. g. All storage tank type water heaters will be provided with drip pans and leak detectors wired to automatic shut-off valves on the cold- water supply lines and tied to the BMS. h. Temperature maintenance cabling will be installed on all hot water piping from local ceiling mounted tank water heaters. Cabling will be installed on the entire length of the run from the water heater up to the fixture connection. i. A hot water recirculation system will be provided in lieu of temperature maintenance cable for the 30th floor water heater. j. All power requirements for water heaters and related components will be coordinated with and factored into the electrical demand calculations. 4. Sanitary Drainage and Vent a. Sanitary drainage piping for all plumbing areas will run by gravity in ceiling of the floor below. Routing at will be coordinated with the occupying tenant’s space to limit impact. All sanitary piping 3” diameter and greater will be sloped at 1/8” per foot. b. All vent piping will be located at the same floor ceiling.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 43 of 48 c. Both drainage and vent piping will be connected to the appropriate base building stacks. d. Grease interceptors will be provided to capture all grease-laden waste from the 30th floor catering pantry and client lounge. All grease interceptors will be recessed in slab or mounted below counter. Exact quantity, size, and placement of grease interceptors will be coordinated with the proposed food service program and equipment specifications provided by the Food Service consultant. It is estimated that two grease interceptors will be provided for the catering pantry. e. All grease interceptors will be installed in drip pans with leak detectors tied to the BMS. f. A floor drain with automatic trap primer fed off the water supply to the water closet will be provided in each ADA restroom, shower room, water heater room, Pre-Action room and new mechanical room. Electronic trap primers will be provided where floor drains are not close to other new plumbing areas. g. A funnel drain with automatic trap primer will be provided beneath each Satellite pantry and the Wellness room sink. h. Additional floor drains, funnel drains, and trap primers will be provided throughout Catering Pantry and Café as needed to support food service program. Area floor drains will be strategically located to limit introduction of grease wastewater from dishwashing or mopping into the sanitary system. 5. Plumbing Fixtures a. All plumbing fixtures and food service equipment will be specified by Architect and/or Food Service Consultant. b. New plumbing fixtures will be low water consumption types. ADA compliant water closet, urinal(s) and lavatories will be provided. Core restrooms, water closets and urinals shall be wall hung type with automatic flushometers. Lavatory faucets shall be metering type. All Pantry sinks shall be handicap accessible. C. Materials 1. Cold and hot water piping will be Copper Type “L” with cast brass fittings, brazed joints and ball valves. Exposed piping will be chrome plated. All piping will be insulated with 1” fiberglass covering.

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 44 of 48 2. Waste and vent piping will be cast iron no-hub drainage piping and fittings. Indirect waste piping will be Copper Type “L”. V. FIRE PROTECTION A. Codes and Standards 1. 2022 New York City Building Code 2. NFPA-13 (2016 Edition) as modified by the New York City Building Code 3. NFPA-14 4. Client Insurance Underwriter’s requirements 5. Building Rules and Regulations B. Systems 1. Fire Standpipe System a. The existing standpipes located in the stairwells will be utilized to serve the floors. b. Auxiliary fire hose stations will be provided to provide adequate coverage for the areas not covered by the base building hose stations. It is estimate that one new auxiliary fire hose cabinet will be provided per floor, excluding Floor 8. Exact locations and quantity will be determined with final partition layout. New auxiliary fire hose cabinets will be served from a 4” standpipe connected to one of the existing standpipe risers in the core staircases. A new shutoff valve with a tamper switch will be provided at the connection to the riser at each floor. 2. Sprinkler System a. A new wet sprinkler system will be designed and installed to support all areas on all floors in scope, excluding Floor 8. The sprinkler mains will be connected to the existing floor control valve assemblies. New sprinkler branches and heads will be provided in the area of work on Floor 8. The existing sprinkler system in the areas not in contract will remain. b. For all floors in scope, except Floor 8, all existing sprinklers, branch piping, main piping, hangers, etc. will be demolished and removed. The sprinkler main will be capped back to the existing floor control valve assembly. A new temporary sprinkler loop will be provided surrounding the core, extending to all elevators, and reconnecting to existing sprinklers in the core. The sprinkler loop will be 2-1/2 inches with upright sprinklers spaced every 14 feet.

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

c. The existing sprinkler heads, branch piping, and main in the 8th Floor area of work will be removed and capped outside the area of work for reconnections.

d. Two (2) new single interlock packaged Pre-Action sprinkler systems will be provided on the 8th floor. One to serve the MDF room and one to serve the UPS room.

e. The sprinkler systems will be hydraulically calculated. The basis of design will be as follows:

Occupancy	Occupancy Hazard Classification per NFPA-13 (2002)	Maximum coverage per Sprinkler Sq. Ft.	Minimum Density	Maximum Distance Between Sprinklers Ft.	Duration, Minimum
Offices, Pantries, etc.	Light	225	0.10 gpm per sq. ft.	15	30
Storage, Mechanical Rooms, etc.	Ordinary	130	0.15 gpm per sq. ft.	15	60
Water curtains around stair openings	---	---	3 gpm per linear ft.	6	30

f. Additional sprinkler coverage will be provided in storage areas where tall stacks are within 18" of ceilings and at pantry storage with movable shelving.

g. There is an existing clean agent system and deluge system located on the 11th floor that will be removed in it's entirety.

C. Materials

1. Standpipe system piping will be Schedule 40 carbon steel with fitting and valves rated for 500 PSI pressure.

2. Sprinkler system piping 1" through 2" will be Schedule 40 carbon steel with threaded cast iron fittings rated 250 PSI. Piping 2½" and above will be Schedule 10 grooved end piping with grooved fittings if permitted by building and rigid couplings rated 350 PSI.

3. Sprinkler heads shall be with UL and FM approvals. Colors and finishes will be coordinated with Architect.

RDA ROBERT DERECTOR ASSOCIATES
Page 45 of 48

OPPENHEIMER & CO.
32 OLD SLIP
FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR
RDA No. 1909.003.00
MEPFP BASIS OF DESIGN

4. Sidewall mounted sprinkler will be provided in MDF and IDF Rooms to minimize water filled piping within these sensitive areas. Where existing beams obstruct sidewall sprinkler spray, upright heads with cages will be provided and located to minimize water filled piping within the room.

5. Auxiliary fire hose stations will be 125-foot lined hose, 500 PSI rated in a recessed hose cabinet. Locations will be coordinated with coverage requirements and with the design team.

ROBERT DERECTOR ASSOCIATES
Consulting Engineers *Matt Kelly, Kevin Gorman, Krystal Sears, Drew Miller, Jake Marshall, Charlie Vidal*

ROBERT DERECTOR ASSOCIATES
Page 46 of 48

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 47 of 48 Attachment A - Generator Options

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR MDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 200kW 480/277V BYPASS BATTERY CABINET VRLA 10 MIN M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 100kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 100kVA (8)100A CB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM 604 50kAIC 4P 600A ATS-11-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-12-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-26-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-30-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-31-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 CONNECT TO GENERATOR DISTRIBUTION: (6) 600A, ONE FOR EACH FLOOR (2) 400A, ONE FOR EACH ELEVATOR BANK (1) 400A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-19-EMR 100AS 3P 80AF42kAIC 4P 400A ATS-19-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-37-EMR-PCO 100AS 3P 80AF 404 42kAIC 4P 400A ATS-37-EMR-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 404 NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 400A 480/277V 3PH 4W 100,000 AIC EXISTING SWITCH 3P FUSE SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 404 42kAIC 4P 400A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 NOTE: INTENT IS TO PROVIDE COOLING TOWERS, CONDENSER WATER PUMPS, OUTSIDE AIR, AND TOILET EXHAUST FANS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. EXISTING SOURCE COOLING TOWER PUMPS COND WATER PUMPS OUTSIDE AIR FANS TOILET EXHAUST FANS SWITCH 3P FUSE TO CELLAR DOMESTIC WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR ELEVATORS SERVING FLOORS 25-36 ELEVATORS SERVING FLOORS 11-17 OPPENHEIMER & CO. INC PM: SDS PE: JGK RDA#: 1909003 E-301 NTS1 ELECTRICAL PARTIAL RISER DIAGRAM OPT 1 FULL BACKUP FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR MDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 200kW 480/277V BYPASS BATTERY CABINET VRLA 10 MIN M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 100kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 100kVA (8)100A CB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM 604 50kAIC 4P 600A ATS-11-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-12-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (3) 600A, ONE FOR EACH FLOOR (1) 400A FOR LOW RISE ELEVATOR BANK (1) 400A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-19-EMR 100AS 3P 80AF42kAIC 4P 400A ATS-19-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 404 NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 400A 480/277V 3PH 4W 100,000 AIC EXISTING SWITCH 3P FUSE SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 404 42kAIC 4P 400A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 NOTE: INTENT IS TO PROVIDE COOLING TOWERS, CONDENSER WATER PUMPS, OUTSIDE AIR, AND TOILET EXHAUST FANS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. EXISTING SOURCE COOLING TOWER PUMPS COND WATER PUMPS OUTSIDE AIR FANS TOILET EXHAUST FANS SWITCH 3P FUSE TO CELLAR DOMESTIC WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR ELEVATORS SERVING FLOORS 11-17 OPPENHEIMER & CO. INC PM: SDS PE: JGK RDA#: 1909003 E-302NTS1 ELECTRICAL PARTIAL RISER DIAGRAM OPT 2 THREE FLOORS FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR MDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 200kW 480/277V BYPASS BATTERY CABINET VRLA 10 MIN M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 100kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 100kVA (8)100A CB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM 604 604 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 604 50kAIC 4P 600A ATS-30-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 CONNECT TO GENERATOR DISTRIBUTION: (2) 600A, EACH FOR TRADERS AND EXECUTIVES (2) 400A, ONE FOR EACH ELEVATOR BANK (1) 400A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-19-EMR 100AS 3P 80AF42kAIC 4P 400A ATS-19-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-37-EMR-PCO 100AS 3P 80AF 404 42kAIC 4P 400A ATS-37-EMR-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 404 NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 400A 480/277V 3PH 4W 100,000 AIC EXISTING SWITCH 3P FUSE SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 404 42kAIC 4P 400A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 NOTE: INTENT IS TO PROVIDE COOLING TOWERS, CONDENSER WATER PUMPS, OUTSIDE AIR, AND TOILET EXHAUST FANS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. EXISTING SOURCE COOLING TOWER PUMPS COND WATER PUMPS OUTSIDE AIR FANS TOILET EXHAUST FANS SWITCH 3P FUSE TO CELLAR DOMESTIC WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR ELEVATORS SERVING FLOORS 25-36 ELEVATORS SERVING FLOORS 11-17 OPPENHEIMER & CO. INC PM: SDS PE: JGK RDA#: 1909003 E-303NTS1 ELECTRICAL PARTIAL RISER DIAGRAM OPT 3 TRADERS & EXECUTIVES FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR MDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 200kW 480/277V BYPASS BATTERY CABINET VRLA 10 MIN M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 100kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 100kVA (8)100A CB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 400A FOR LOW RISE ELEVATOR BANK (1) 400A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY 400A 480/277V 3PH 4W 100,000 AIC EXISTING 100AS 3P 80AF 100AS 3P 80AF 100AS 3P 80AF DP-19-EMR 100AS 3P 80AF42kAIC 4P 400A ATS-19-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 40 ELEV 40 ELEV 40 ELEV 40 ELEV ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 404 NOTE: INTENT IS TO PROVIDE PCO FLOORS WITH ELEVATOR BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. MAINTAIN EXISTING FIRE SERVICE ELEVATOR NEC 701 CONNECTIONS. EXISTING SOURCE 400A 480/277V 3PH 4W 100,000 AIC EXISTING SWITCH 3P FUSE SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 404 42kAIC 4P 400A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 400A OCP 404 404 NOTE: INTENT IS TO PROVIDE COOLING TOWERS, CONDENSER WATER PUMPS, OUTSIDE AIR, AND TOILET EXHAUST FANS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. EXISTING SOURCE COOLING TOWER PUMPS COND WATER PUMPS OUTSIDE AIR FANS TOILET EXHAUST FANS SWITCH 3P FUSE TO CELLAR DOMESTIC WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR ELEVATORS SERVING FLOORS 11-17 OPPENHEIMER & CO. INC PM: SDS PE: JGK RDA#: 1909003 E-304NTS1 ELECTRICAL PARTIAL RISER DIAGRAM OPT 4 FULL TRADERS FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR MDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 200kW 480/277V BYPASS BATTERY CABINET VRLA 10 MIN M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 100kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 100kVA (8)100A CB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 200A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 200A 480/277V 3PH 4W 100,000 AIC NEW SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 204 42kAIC 4P 225A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 200A OCP 204 204 NOTE: INTENT IS TO PROVIDE COOLING TOWERS AND CONDENSER WATER PUMPS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. NEW SOURCE COOLING TOWER PUMPS COND WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR OPPENHEIMER & CO. INC PM: SDS PE: JGK RDA#: 1909003 E-305NTS1 ELECTRICAL PARTIAL RISER DIAGRAM OPT 5 TRADERS & LIFE SAFETY FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

Oppenheimer Space USF Occupancy RSF Space USF Occupancy RSF Space USF Occupancy RSF Space USF Occupancy RSF Space USF Occupancy RSF 8th Floor 6,644 44 9,102 8th Floor 6,644 44 9,102 8th Floor 6,644 44 9,102 8th Floor 6,644 44 9,102 8th Floor 6,644 44 9,102 11th Floor 26,866 179 36,803 11th Floor 26,866 179 36,803 11th Floor 26,866 179 36,803 11th Floor 26,866 179 36,803 11th Floor 26,866 179 36,803 12th Floor 27,642 184 37,866 12th Floor 27,642 184 37,866 12th Floor 27,642 184 37,866 12th Floor 27,642 184 37,866 12th Floor 27,642 184 37,866 14th Floor 27,642 184 37,866 14th Floor 27,642 184 37,866 14th Floor 27,642 184 37,866 14th Floor 27,642 184 37,866 14th Floor 27,642 184 37,866 26th Floor 25,321 169 34,686 26th Floor 25,321 169 34,686 26th Floor 25,321 169 34,686 26th Floor 25,321 169 34,686 26th Floor 25,321 169 34,686 30th Floor 22,230 148 30,452 30th Floor 22,230 148 30,452 30th Floor 22,230 148 30,452 30th Floor 22,230 148 30,452 30th Floor 22,230 148 30,452 31st Floor 22,230 148 30,452 31st Floor 22,230 148 30,452 31st Floor 22,230 148 30,452 31st Floor 22,230 148 30,452 31st Floor 22,230 148 30,452 158,576 1,057 217,227 158,576 1,057 217,227 158,576 1,057 217,227 158,576 1,057 217,227 158,576 1,057 217,227 Scenario #1 Full Backup - 6 Floors Scenario #2 Full Backup - 3 Floors Scenario #3 Trading & Executive Floor Back Up Scenario #3 Trading Floor Back Up Scenario #4 Trading Floor Back Up - Tenant & Life Safety Loads Only Total Utility Power (Tenant) 640 kW Total Utility Power (Tenant) 640 kW Total Utility Power (Tenant) 640 kW Total Utility Power (Tenant) 640 kW Total Utility Power (Tenant) 640 kW 4.04 watts/USF 4.04 watts/USF 4.04 watts/USF 4.04 watts/USF 4.04 watts/USF Tower Generator Power 1490 kW Tower Generator Power 902 kW Tower Generator Power 757 kW Tower Generator Power 610 kW Tower Generator Power 455 kW Floor Item Load Density Load (kW) Generator (kW) Floor Item Load Density Load (kW) Generator (kW) Floor Item Load Density Load (kW) Generator (kW) Floor Item Load Density Load (kW) Generator (kW) Floor Item Load Density Load (kW) Generator (kW) 8 Lighting 0.6 watts/USF 4 4 8 Lighting 0.6 watts/USF 4 0 8 Lighting 0.6 watts/USF 4 0 8 Lighting 0.6 watts/USF 4 0 8 Lighting 0.6 watts/USF 4 0 8 General Purpose Power 0.5 watts/USF 3 3 8 General Purpose Power 0.5 watts/USF 3 0 8 General Purpose Power 0.5 watts/USF 3 0 8 General Purpose Power 0.5 watts/USF 3 0 8 General Purpose Power 0.5 watts/USF 3 0 8 Users (45) 200 watts each 9 9 8 Users (45) 200 watts each 9 0 8 Users (45) 200 watts each 9 0 8 Users (45) 200 watts each 9 0 8 Users (45) 200 watts each 9 0 8 Supplemental Cooling (10T) 1.0kW/Ton 10 10 8 Supplemental Cooling (10T) 1.0kW/Ton 10 0 8 Supplemental Cooling (10T) 1.0kW/Ton 10 0 8 Supplemental Cooling (10T) 1.0kW/Ton 10 0 8 Supplemental Cooling (10T) 1.0kW/Ton 10 0 8 MDF Power 40kW Each 40 40 8 MDF Power 40kW Each 40 40 8 MDF Power 40kW Each 40 40 8 MDF Power 40kW Each 40 40 8 MDF Power 40kW Each 40 40 8 MDF Cooling 1.0kW/Ton 12 12 8 MDF Cooling 1.0kW/Ton 12 12 8 MDF Cooling 1.0kW/Ton 12 12 8 MDF Cooling 1.0kW/Ton 12 12 8 MDF Cooling 1.0kW/Ton 12 12 8 Base Building Cooling (70T) 1.0kW/Ton 70 70 8 Base Building Cooling (70T) 1.0kW/Ton 70 0 8 Base Building Cooling (70T) 1.0kW/Ton 70 0 8 Base Building Cooling (70T) 1.0kW/Ton 70 0 8 Base Building Cooling (70T) 1.0kW/Ton 70 0 8th Floor Total 148 148 8th Floor Total 148 52 8th Floor Total 148 52 8th Floor Total 148 52 8th Floor Total 148 52 16.28 watts/RSF 16.28 watts/RSF 16.28 watts/RSF 16.28 watts/RSF 16.28 watts/RSF 11 Lighting 0.6 watts/USF 16 16 11 Lighting 0.6 watts/USF 16 16 11 Lighting 0.6 watts/USF 16 0 11 Lighting 0.6 watts/USF 16 0 11 Lighting 0.6 watts/USF 16 0 11 General Purpose Power 0.5 watts/USF 13 13 11 General Purpose Power 0.5 watts/USF 13 13 11 General Purpose Power 0.5 watts/USF 13 0 11 General Purpose Power 0.5 watts/USF 13 0 11 General Purpose Power 0.5 watts/USF 13 0 11 Users (180) 200 watts each 36 36 11 Users (180) 200 watts each 36 36 11 Users (180) 200 watts each 36 0 11 Users (180) 200 watts each 36 0 11 Users (180) 200 watts each 36 0 11 Supplemental Cooling (10T) 1.0kW/Ton 10 10 11 Supplemental Cooling (10T) 1.0kW/Ton 10 10 11 Supplemental Cooling (10T) 1.0kW/Ton 10 0 11 Supplemental Cooling (10T) 1.0kW/Ton 10 0 11 Supplemental Cooling (10T) 1.0kW/Ton 10 0 11 IDF Power 10kW Each 10 10 11 IDF Power 10kW Each 10 10 11 IDF Power 10kW Each 10 10 11 IDF Power 10kW Each 10 10 11 IDF Power 10kW Each 10 10 11 IDF Cooling 1.0kW/Ton 3 3 11 IDF Cooling 1.0kW/Ton 3 3 11 IDF Cooling 1.0kW/Ton 3 3 11 IDF Cooling 1.0kW/Ton 3 3 11 IDF Cooling 1.0kW/Ton 3 3 11 Base Building Cooling (70T) 1.0kW/Ton 70 70 11 Base Building Cooling (70T) 1.0kW/Ton 70 70 11 Base Building Cooling (70T) 1.0kW/Ton 70 0 11 Base Building Cooling (70T) 1.0kW/Ton 70 0 11 Base Building Cooling (70T) 1.0kW/Ton 70 0 11th Floor Total 159 159 11th Floor Total 159 159 11th Floor Total 159 13 11th Floor Total 159 13 11th Floor Total 159 13 5.90 watts/RSF 5.90 watts/RSF 5.90 watts/RSF 5.90 watts/RSF 5.90 watts/RSF 12 Lighting 0.6 watts/USF 17 17 12 Lighting 0.6 watts/USF 17 17 12 Lighting 0.6 watts/USF 17 17 12 Lighting 0.6 watts/USF 17 0 12 Lighting 0.6 watts/USF 17 0 12 General Purpose Power 0.5 watts/USF 14 14 12 General Purpose Power 0.5 watts/USF 14 14 12 General Purpose Power 0.5 watts/USF 14 14 12 General Purpose Power 0.5 watts/USF 14 0 12 General Purpose Power 0.5 watts/USF 14 0 12 Users (180) 200 watts Each 36 36 12 Users (180) 200 watts Each 36 36 12 Users (180) 200 watts Each 36 36 12 Users (180) 200 watts Each 36 0 12 Users (180) 200 watts Each 36 0 12 Supplemental Cooling (10T) 1.0kW/Ton 10 10 12 Supplemental Cooling (10T) 1.0kW/Ton 10 10 12 Supplemental Cooling (10T) 1.0kW/Ton 10 10 12 Supplemental Cooling (10T) 1.0kW/Ton 10 0 12 Supplemental Cooling (10T) 1.0kW/Ton 10 0 12 IDF Power 10kW Each 10 10 12 IDF Power 10kW Each 10 10 12 IDF Power 10kW Each 10 10 12 IDF Power 10kW Each 10 10 12 IDF Power 10kW Each 10 10 12 IDF Cooling 1.0kW/Ton 3 3 12 IDF Cooling 1.0kW/Ton 3 3 12 IDF Cooling 1.0kW/Ton 3 3 12 IDF Cooling 1.0kW/Ton 3 3 12 IDF Cooling 1.0kW/Ton 3 3 12 Base Building Cooling (70T) 1.0kW/Ton 70 70 12 Base Building Cooling (70T) 1.0kW/Ton 70 70 12 Base Building Cooling (70T) 1.0kW/Ton 70 70 12 Base Building Cooling (70T) 1.0kW/Ton 70 0 12 Base Building Cooling (70T) 1.0kW/Ton 70 0 12th Floor Total 159 159 12th Floor Total 159 159 12th Floor Total 159 159 12th Floor Total 159 13 12th Floor Total 159 13 5.77 watts/RSF 5.77 watts/RSF 5.77 watts/RSF 5.77 watts/RSF 5.77 watts/RSF 14 Lighting 0.6 watts/USF 17 17 14 Lighting 0.6 watts/USF 17 17 14 Lighting 0.6 watts/USF 17 17 14 Lighting 0.6 watts/USF 17 17 14 Lighting 0.6 watts/USF 17 17 14 General Purpose Power 0.5 watts/USF 14 14 14 General Purpose Power 0.5 watts/USF 14 14 14 General Purpose Power 0.5 watts/USF 14 14 14 General Purpose Power 0.5 watts/USF 14 14 14 General Purpose Power 0.5 watts/USF 14 14 14 Traders (200) 500 watts each 90 90 14 Traders (200) 500 watts each 90 90 14 Traders (200) 500 watts each 90 90 14 Traders (200) 500 watts each 90 90 14 Traders (200) 500 watts each 90 90 14 Supplemental Cooling (10T) 1.0kW/Ton 10 10 14 Supplemental Cooling (10T) 1.0kW/Ton 10 10 14 Supplemental Cooling (10T) 1.0kW/Ton 10 10 14 Supplemental Cooling (10T) 1.0kW/Ton 10 10 14 Supplemental Cooling (10T) 1.0kW/Ton 10 10 14 IDF Power 10kW Each 10 10 14 IDF Power 10kW Each 10 10 14 IDF Power 10kW Each 10 10 14 IDF Power 10kW Each 10 10 14 IDF Power 10kW Each 10 10 14 IDF Cooling 1.0kW/Ton 3 3 14 IDF Cooling 1.0kW/Ton 3 3 14 IDF Cooling 1.0kW/Ton 3 3 14 IDF Cooling 1.0kW/Ton 3 3 14 IDF Cooling 1.0kW/Ton 3 3 14 Base Building Cooling (70T) 1.0kW/Ton 70 70 14 Base Building Cooling (70T) 1.0kW/Ton 70 70 14 Base Building Cooling (70T) 1.0kW/Ton 70 70 14 Base Building Cooling (70T) 1.0kW/Ton 70 70 14 Base Building Cooling (70T) 1.0kW/Ton 70 70 14th Floor Total 213 213 14th Floor Total 213 213 14th Floor Total 213 213 14th Floor Total 213 213 14th Floor Total 213 213 7.72 watts/RSF 7.72 watts/RSF 7.72 watts/RSF 7.72 watts/RSF 7.72 watts/RSF 26 Lighting 0.6 watts/USF 15 15 26 Lighting 0.6 watts/USF 15 0 26 Lighting 0.6 watts/USF 15 0 26 Lighting 0.6 watts/USF 15 0 26 Lighting 0.6 watts/USF 15 0 26 General Purpose Power 0.5 watts/USF 13 13 26 General Purpose Power 0.5 watts/USF 13 0 26 General Purpose Power 0.5 watts/USF 13 0 26 General Purpose Power 0.5 watts/USF 13 0 26 General Purpose Power 0.5 watts/USF 13 0 26 Users (170) 200 watts each 35 35 26 Users (170) 200 watts each 35 0 26 Users (170) 200 watts each 35 0 26 Users (170) 200 watts each 35 0 26 Users (170) 200 watts each 35 0 26 Supplemental Cooling (10T) 1.0kW/Ton 10 10 26 Supplemental Cooling (10T) 1.0kW/Ton 10 0 26 Supplemental Cooling (10T) 1.0kW/Ton 10 0 26 Supplemental Cooling (10T) 1.0kW/Ton 10 0 26 Supplemental Cooling (10T) 1.0kW/Ton 10 0 26 IDF Power 10kW Each 10 10 26 IDF Power 10kW Each 10 10 26 IDF Power 10kW Each 10 10 26 IDF Power 10kW Each 10 10 26 IDF Power 10kW Each 10 10 26 IDF Cooling 1.0kW/Ton 3 3 26 IDF Cooling 1.0kW/Ton 3 3 26 IDF Cooling 1.0kW/Ton 3 3 26 IDF Cooling 1.0kW/Ton 3 3 26 IDF Cooling 1.0kW/Ton 3 3 26 Base Building Cooling (70T) 1.5kW/Ton 70 70 26 Base Building Cooling (70T) 1.5kW/Ton 70 0 26 Base Building Cooling (70T) 1.5kW/Ton 70 0 26 Base Building Cooling (70T) 1.5kW/Ton 70 0 26 Base Building Cooling (70T) 1.5kW/Ton 70 0 26th Floor Total 156 156 26th Floor Total 156 13 26th Floor Total 156 13 26th Floor Total 156 13 26th Floor Total 156 13 6.16 watts/RSF 6.16 watts/RSF 6.16 watts/RSF 6.16 watts/RSF 6.16 watts/RSF 30 Lighting 0.6 watts/USF 13 13 30 Lighting 0.6 watts/USF 13 0 30 Lighting 0.6 watts/USF 13 0 30 Lighting 0.6 watts/USF 13 0 30 Lighting 0.6 watts/USF 13 0 30 General Purpose Power 0.5 watts/USF 11 11 30 General Purpose Power 0.5 watts/USF 11 0 30 General Purpose Power 0.5 watts/USF 11 0 30 General Purpose Power 0.5 watts/USF 11 0 30 General Purpose Power 0.5 watts/USF 11 0 30 Users (150) 200 watts each 30 30 30 Users (150) 200 watts each 30 0 30 Users (150) 200 watts each 30 0 30 Users (150) 200 watts each 30 0 30 Users (150) 200 watts each 30 0 30 Supplemental Cooling (10T) 1.0kW/Ton 10 10 30 Supplemental Cooling (10T) 1.0kW/Ton 10 0 30 Supplemental Cooling (10T) 1.0kW/Ton 10 0 30 Supplemental Cooling (10T) 1.0kW/Ton 10 0 30 Supplemental Cooling (10T) 1.0kW/Ton 10 0 30 IDF Power 10kW Each 10 10 30 IDF Power 10kW Each 10 10 30 IDF Power 10kW Each 10 10 30 IDF Power 10kW Each 10 10 30 IDF Power 10kW Each 10 10 30 IDF Cooling 1.0kW/Ton 3 3 30 IDF Cooling 1.0kW/Ton 3 3 30 IDF Cooling 1.0kW/Ton 3 3 30 IDF Cooling 1.0kW/Ton 3 3 30 IDF Cooling 1.0kW/Ton 3 3 30 Base Building Cooling (70T) 1.5kW/Ton 70 70 30 Base Building Cooling (70T) 1.5kW/Ton 70 0 30 Base Building Cooling (70T) 1.5kW/Ton 70 0 30 Base Building Cooling (70T) 1.5kW/Ton 70 0 30 Base Building Cooling (70T) 1.5kW/Ton 70 0 30th Floor Total 147 147 30th Floor Total 147 13 30th Floor Total 147 13 30th Floor Total 147 13 30th Floor Total 147 13 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF 31 Lighting 0.6 watts/USF 13 13 31 Lighting 0.6 watts/USF 13 0 31 Lighting 0.6 watts/USF 13 0 31 Lighting 0.6 watts/USF 13 0 31 Lighting 0.6 watts/USF 13 0 31 General Purpose Power 0.5 watts/USF 11 11 31 General Purpose Power 0.5 watts/USF 11 0 31 General Purpose Power 0.5 watts/USF 11 0 31 General Purpose Power 0.5 watts/USF 11 0 31 General Purpose Power 0.5 watts/USF 11 0 31 Users (150) 200 watts each 30 30 31 Users (150) 200 watts each 30 0 31 Users (150) 200 watts each 30 0 31 Users (150) 200 watts each 30 0 31 Users (150) 200 watts each 30 0 31 Supplemental Cooling (10T) 1.0kW/Ton 10 10 31 Supplemental Cooling (10T) 1.0kW/Ton 10 0 31 Supplemental Cooling (10T) 1.0kW/Ton 10 0 31 Supplemental Cooling (10T) 1.0kW/Ton 10 0 31 Supplemental Cooling (10T) 1.0kW/Ton 10 0 31 IDF Power (2 Rooms) 10kW Each 10 10 31 IDF Power (2 Rooms) 10kW Each 10 10 31 IDF Power (2 Rooms) 10kW Each 10 10 31 IDF Power (2 Rooms) 10kW Each 10 10 31 IDF Power (2 Rooms) 10kW Each 10 10 31 IDF Cooling 3kW/Ton 3 3 31 IDF Cooling 3kW/Ton 3 3 31 IDF Cooling 3kW/Ton 3 3 31 IDF Cooling 3kW/Ton 3 3 31 IDF Cooling 3kW/Ton 3 3 31 Base Building Cooling (70T) 1.5kW/Ton 70 70 31 Base Building Cooling (70T) 1.5kW/Ton 70 0 31 Base Building Cooling (70T) 1.5kW/Ton 70 0 31 Base Building Cooling (70T) 1.5kW/Ton 70 0 31 Base Building Cooling (70T) 1.5kW/Ton 70 0 31st Floor Total 147 147 31st Floor Total 147 13 31st Floor Total 147 13 31st Floor Total 147 13 31st Floor Total 147 13 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF 6.63 watts/RSF BB Cooling Towers (2) 50HP Fans 50 50 BB Cooling Towers (2) 50HP Fans 50 50 BB Cooling Towers (2) 50HP Fans 50 50 BB Cooling Towers (2) 50HP Fans 50 50 BB Cooling Towers (2) 50HP Fans 50 50 BB Condeser Water Pumps (2) 75HP Pumps 75 75 BB Condeser Water Pumps (2) 75HP Pumps 75 75 BB Condeser Water Pumps (2) 75HP Pumps 75 75 BB Condeser Water Pumps (2) 75HP Pumps 75 75 BB Condeser Water Pumps (2) 75HP Pumps 75 75 BB Low Riser Elevators (4)40HP Motors) 80 80 BB Low Riser Elevators (4)40HP Motors) 80 80 BB Low Riser Elevators (4)40HP Motors) 80 80 BB Low Riser Elevators (4)40HP Motors) 80 80 BB Low Riser Elevators (4)40HP Motors) 80 0 BB High Riser Elevators (4)40HP Motors) 80 80 BB High Riser Elevators (4)40HP Motors) 80 0 BB High Riser Elevators (4)40HP Motors) 80 0 BB High Riser Elevators (4)40HP Motors) 80 0 BB High Riser Elevators (4)40HP Motors) 80 0 BB Outside Air Fans (1) 50HP Fan 25 25 BB Outside Air Fans (1) 50HP Fan 25 25 BB Outside Air Fans (1) 50HP Fan 25 25 BB Outside Air Fans (1) 50HP Fan 25 25 BB Outside Air Fans (1) 50HP Fan 25 0 BB Domestic Water Pumps (2) 50HP Pumps 50 50 BB Domestic Water Pumps (2) 50HP Pumps 50 50 BB Domestic Water Pumps (2) 50HP Pumps 50 50 BB Domestic Water Pumps (2) 50HP Pumps 50 50 BB Domestic Water Pumps (2) 50HP Pumps 50 0 BB Total 360 360 BB Total 360 280 BB Total 360 280 BB Total 360 280 BB Total 360 125 Life Safety Loads not accounted for in the Load Calculations

OPPENHEIMER & CO. 32 OLD SLIP FLOORS 11, 12, 14, 26, 30, 31 AND PARTIAL 8TH FLOOR RDA No. 1909.003.00 MEPFP BASIS OF DESIGN Page 48 of 48 Attachment B - UPS Options

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR IDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 200A MCB 480/277V IDF/MDF 604 UPS-A-14H 200A MCB 480/277V TRADERS 204 32ND FLOOR 37TH FLOOR OUTPUT (4)200A CB 480/277V UPS-8 225kW 480/277V BYPASS BATTERY CABINET TPPL 13 MIN EOL M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 204 PDU-14-A 112.5kVA (4)150A CB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 PDU-14-B 112.5kVA (8)100A CB 208/120V IDF/MDF 104 153153 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 200A FOR ROOFTOP HVAC (1) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 200A 480/277V 3PH 4W 100,000 AIC NEW SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 204 42kAIC 4P 225A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 200A OCP 204 204 NOTE: INTENT IS TO PROVIDE COOLING TOWERS AND CONDENSER WATER PUMPS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. NEW SOURCE COOLING TOWER PUMPS COND WATER PUMPS BP-8-PCO 600A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR OPPENHEIMER & CO. INC PM: MK PE: MK RDA#: 1909003 BATTERY CABINET TPPL OPTION #1: SINGLE 225kW UPS (N+1 INTERNAL MODULE) PROVIDES BACK UP TO ALL MDF AND IDF ROOMS, AND ALL TRADERS. 13 MINUTE RUN TIME EOL TOTAL ENERGY 41.60 kWh MDF/UPS ROOM UPS-B-8 100A MCB 208/120V MDF UPS-B-14 100A MCB 208/120V 104 HATCHED AREA IS NON-UPS SCOPE SHOWN FOR REFERENCE ONLY NTS1 ELECTRICAL PARTIAL RISER DIAGRAM UPS OPT1 (MDF, IDF, TRADERS, N REDUNDANCY) FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 303 (3)-350kcmil CU, (1)#3 CU G, IN 3"C 304 (4)-350kcmil CU, (1)#3 CU G, IN 3"C 403 (3)-600kcmil CU, (1)#3 CU G, IN 4"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 504 (2) 3"C, EACH W/ (4)250kcmil CU, (1)#2 CU G 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR IDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 600 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V UPS-B-14H 400A MCB 480/277V IDF/MDF 604 UPS-A-14H 400A MCB 480/277V TRADERS 404 32ND FLOOR 37TH FLOOR OUTPUT (2)400A CB 480/277V UPS-8A 225kW 480/277V BYPASS BATTERY CABINET TPPL 7 MIN EOL M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR 404 PDU-14-A 225kVA (12)100ACB 208/120V TRADERS UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS 154 154 PDU-14-B 225kVA (12)100ACB 208/120V IDF/MDF UPS-B-14 100A MCB 208/120V 104 403 403 104 104 104 104 104 IDF ROOM UPS-B-12 100A MCB 208/120V UPS-B-26 100A MCB 208/120V UPS-B-30 100A MCB 208/120V UPS-B-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8A-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 200A FOR ROOFTOP HVAC (2) 600A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 200A 480/277V 3PH 4W 100,000 AIC NEW SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 204 42kAIC 4P 225A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 200A OCP 204 204 NOTE: INTENT IS TO PROVIDE COOLING TOWERS AND CONDENSER WATER PUMPS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. NEW SOURCE COOLING TOWER PUMPS COND WATER PUMPS BP-8A-PCO 600A MCB 480/277V BP-A-14 400A MCB 480/277V IDF/MDF 404404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR OPPENHEIMER & CO. INC PM: MK PE: MK RDA#: 1909003 BATTERY CABINET TPPL OPTION #2: DUAL (2N REDUNANT) 225kW UPS PROVIDES BACK UP TO ALL MDF AND IDF ROOMS, AND ALL TRADERS. 7 MINUTE RUN TIME EOL TOTAL ENERGY 61.12 kWh OUTPUT (2)400A CB 480/277V UPS-8B 225kW 480/277V BYPASS BATTERY CABINET TPPL 7 MIN EOL BATTERY CABINET TPPL 600 3 600 NEW 50kAIC 4P 600A ATS-8B-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 604 UPS-A-31 100A MCB 208/120V UPS-A-30 100A MCB 208/120V UPS-A-26 100A MCB 208/120V UPS-A-14 100A MCB 208/120V 104 UPS-B1-14 150A MCB 208/120V TRADERS UPS-B2-14 150A MCB 208/120V TRADERS 154 154 UPS-A-12 100A MCB 208/120V UPS-A-11 100A MCB 208/120V UPS-B-8 100A MCB 208/120V UPS-A-8 100A MCB 208/120V MDF/UPS ROOM 104 104 104 104 104 104 104 M NEW UTILITY METER 50kAIC 4P 400A STS-8B-PCO BA L BP-8B-PCO 600A MCB 480/277V 404 404 404 50kAIC 4P 400A STS-8A-PCO BA L 404 404 BP-B-14 400A MCB 480/277V IDF/MDF 404 HATCHED AREA IS NON-UPS SCOPE SHOWN FOR REFERENCE ONLY NTS1 ELECTRICAL PARTIAL RISER DIAGRAM UPS OPT2 (MDF, IDF, TRADERS, 2N REDUNDANCY) FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 303 (3)-350kcmil CU, (1)#3 CU G, IN 3"C 304 (4)-350kcmil CU, (1)#3 CU G, IN 3"C 403 (3)-600kcmil CU, (1)#3 CU G, IN 4"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 504 (2) 3"C, EACH W/ (4)250kcmil CU, (1)#2 CU G 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR IDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 500 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V 504 UPS-A-14H 300A MCB 480/277V 304 32ND FLOOR 37TH FLOOR OUTPUT (2)300A CB 480/277V UPS-8 150kW 480/277V BYPASS BATTERY CABINET TPPL 14 MIN EOL M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR PDU-14-A 150kVA (6)150A CB 208/120V UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS UPS-A3-14 150A MCB 208/120V TRADERS 154 154 154 303 IDF ROOM IT-12 100A MCB 208/120V IT-26 100A MCB 208/120V IT-30 100A MCB 208/120V IT-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 500A OCP 504 504 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 200A FOR ROOFTOP HVAC (1) 500A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 200A 480/277V 3PH 4W 100,000 AIC NEW SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 204 42kAIC 4P 225A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 200A OCP 204 204 NOTE: INTENT IS TO PROVIDE COOLING TOWERS AND CONDENSER WATER PUMPS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. NEW SOURCE COOLING TOWER PUMPS COND WATER PUMPS BP-8-PCO 500A MCB 480/277V BP-14 400A MCB 480/277V IDF/MDF 304404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR OPPENHEIMER & CO. INC PM: MK PE: MK RDA#: 1909003 BATTERY CABINET TPPL OPTION #3: SINGLE 150kW UPS (N+1 INTERNAL MODULE) PROVIDES BACK UP TO MDF ROOMS AND ALL TRADERS. 14 MINUTE RUN TIME EOL TOTAL ENERGY 30.56 kWh MDF/UPS ROOM UPS-A-8 100A MCB 208/120V MDF IT-14 100A MCB 208/120V 104 104 104 104 104 104 104 104 HATCHED AREA IS NON-UPS SCOPE SHOWN FOR REFERENCE ONLY NTS1 ELECTRICAL PARTIAL RISER DIAGRAM UPS OPT3 (MDF, TRADERS, N REDUNDANCY) FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 303 (3)-350kcmil CU, (1)#3 CU G, IN 3"C 304 (4)-350kcmil CU, (1)#3 CU G, IN 3"C 403 (3)-600kcmil CU, (1)#3 CU G, IN 4"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 504 (2) 3"C, EACH W/ (4)250kcmil CU, (1)#2 CU G 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

600 3 600 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 350AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 225KVA TP-31 ETR XFMR DRP-31 800A MCB 208/120V ETR LP-31 480/277V ETR 100AS 3P 100AF ETR ETR ETR ETR 31ST FLOOR AC-31 ETR DP-31 NEW 60 TON 30TH FLOOR 600 3 600 ETR 200 3 200 ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR DP-30 LP-30 480/277V ETR AC-30 NEW 60 TON 400AS 3P 400AF ETR 200 3 200 112.5KVA TP-30B ETR XFMR ETR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR IDF ROOM 12TH FLOOR 10TH FLOOR 11TH FLOOR ELECTRICAL CLOSET 800 3 800 ETR M ETR UTILITY METER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-11 LP-11 480/277V ETR AC-11 NEW 50 TON 400AS 3P 400AF ETR ETR AC-11 NEW 50 TON 100AS 3P 100AF ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-12 AC-12 NEW 60 TON 400AS 3P 400AF ETR ETR AC-12 NEW 60 TON 100AS 3P 100AF ETR LP-12 480/277V ETR 800 3 800 ETR M ETR SUBMETER 800A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 200AF ETR DP-14 AC-14 NEW 60 TON 400AS 3P 400AF ETR AC-14 NEW 60 TON 100AS 3P 100AF LP-14 480/277V ETR 600 3 600 ETR M ETR UTILITY METER 600A 480/277V 3PH 4W 100,000 AIC EXSITING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 100AS 3P 200AF ETR ETR DP-26 AC-26 NEW 30 TON 400AS 3P 400AF ETRETR AC-26 NEW 30 TON 100AS 3P 100AF ETR LP-26 480/277V ETR 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR DP-T 200AS 3P 200AF ETR ETR XFMR DP-TA 208/120V 112.KVA TP-14 XFMR173 404T DRP-14 208/120V 112.KVA TP-26 XFMR173 404T DRP-26 400A MCB 208/120V 112.KVA TP-12 XFMR173 404T DRP-12 208/120V 112.KVA TP-11 XFMR173 404T DRP-11 400A MCB 208/120V AS 3P AF AS 3P AF AS 3P AF AS 3P AF DRP-30 400A MCB 208/120V ETR ETR ETR ETR ETR 9TH FLOOR 600 3 500 NEW M NEW UTILITY METER UPS-B-11 100A MCB 208/120V 504 UPS-A-14H 300A MCB 480/277V 304 32ND FLOOR 37TH FLOOR OUTPUT (2)300A CB 480/277V UPS-8A 150kW 480/277V BYPASS BATTERY CABINET TPPL 14 MIN EOL M ETR UTILITY METER M ETR UTILITY METER 8TH FLOOR PDU-14-A 150kVA (6)150A CB 208/120V UPS-A1-14 150A MCB 208/120V TRADERS UPS-A2-14 150A MCB 208/120V TRADERS 154 154 303 IDF ROOM IT-12 100A MCB 208/120V IT-26 100A MCB 208/120V IT-30 100A MCB 208/120V IT-31 100A MCB 208/120V 33RD - 36TH IDF ROOM IDF ROOM IDF ROOM 17TH FLOOR 18TH FLOOR 19TH FLOOR 50kAIC 4P 600A ATS-8A-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 504 504 ETR XFMR DP-TD 208/120V ETR ETR ETR XFMR DP-TC 208/120V ETR ETR ETR XFMR DP-TB 208/120V ETR ETR IDF ROOM ETR ETR 604 50kAIC 4P 600A ATS-14-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 600A OCP 604 604 ETR ETR ETR CONNECT TO GENERATOR DISTRIBUTION: (1) 600A FOR 14TH FLOOR TRADERS (1) 200A FOR ROOFTOP HVAC (2) 500A FOR 8TH FLOOR UPS + CRACS 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY ELEV MACHINE ROOM ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET ELECTRICAL CLOSET 200A 480/277V 3PH 4W 100,000 AIC NEW SWITCH 3P FUSE SWITCH 3P FUSE DP-37-HVAC-PCO SWITCH 3P FUSE 204 42kAIC 4P 225A ATS-37-HVAC-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 200A OCP 204 204 NOTE: INTENT IS TO PROVIDE COOLING TOWERS AND CONDENSER WATER PUMPS WITH BACKUP POWER. ESTIMATED INFRASTRUCTURE SHOWN. FIELD VERIFICATION OF SOURCE AND CONFIGURATION REQUIRED. NEW SOURCE COOLING TOWER PUMPS COND WATER PUMPS BP-8A-PCO 600A MCB 480/277V BP-A-14 400A MCB 480/277V IDF/MDF 304404 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 13TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 32ND FLOOR 37TH FLOOR 8TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR OPPENHEIMER & CO. INC PM: MK PE: MK RDA#: 1909003 BATTERY CABINET TPPL OPTION #4: DUAL (2N REDUNDANT) 150kW UPS PROVIDES BACK UP TO MDF ROOMS AND ALL TRADERS. 14 MINUTE RUN TIME EOL TOTAL ENERGY 61.12 kWh MDF/UPS ROOM UPS-A-8 100A MCB 208/120V MDF IT-14 100A MCB 208/120V 104 104 104 104 104 104 104 104 OUTPUT (2)300A CB 480/277V UPS-8B 150kW 480/277V BYPASS BATTERY CABINET TPPL 14 MIN EOL BATTERY CABINET TPPL 600 3 500 NEW 50kAIC 4P 400A ATS-8B-PCO 1"C N E L TO 37TH FLOOR GENERATOR DISTRIBUTION BOARD; NEW 300A OCP 504 M NEW UTILITY METER 504 504 UPS-B-14H 400A MCB 480/277V IDF/MDF 304 403 UPS-B1-14 150A MCB 208/120V TRADERS UPS-B2-14 150A MCB 208/120V TRADERS 154 154 PDU-14-B 150kVA (6)150A CB 208/120V UPS-B-8 100A MCB 208/120V MDF 104 BP-8B-PCO 600A MCB 480/277V BP-B-14 400A MCB 480/277V IDF/MDF 404 50kAIC 4P 400A STS-8A-PCO BA L 50kAIC 4P 400A STS-8B-PCO BA L 304 304304 304 HATCHED AREA IS NON-UPS SCOPE SHOWN FOR REFERENCE ONLY NTS1 ELECTRICAL PARTIAL RISER DIAGRAM UPS OPT4 (MDF, TRADERS, 2N REDUNDANCY) FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 303 (3)-350kcmil CU, (1)#3 CU G, IN 3"C 304 (4)-350kcmil CU, (1)#3 CU G, IN 3"C 403 (3)-600kcmil CU, (1)#3 CU G, IN 4"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 504 (2) 3"C, EACH W/ (4)250kcmil CU, (1)#2 CU G 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-633. TITLEBLOCK FOR PACKAGE 02 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 02 1/8" = 1'-0" L GHTING RCP - LEVEL 14 LD-414 DN LA LA E Q E Q LA-1 LA-1 LA-1 E Q E Q E Q E Q LA LA LA LA LA LA LA LA LA LALA LA-1 LA-1 LA-1 LA LA E Q E Q E Q E Q E Q E Q E Q E Q LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA EQ EQ LA LA E Q 8 ' - 0 " E Q LA LA LA E Q E Q EQ EQ LA LA LA LA LA LA LA LA EQ 8' - 0" EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ EQ 4 ' - 0 " LA LA LALA EQ8' - 0"EQ LA LA LA-1LA-1 LA-1 EQ EQ LA LA LA LA EQ 8' - 0" 8' - 0" EQ LA LA LA LA LF DC LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDgLDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LA LA LE LE LE LE LE LE LE LE LE LE LA LA E Q E Q EQ EQ LA LA LA LA LA LA LA LA LA LJ LDg LG LDg LDg 3 ' - 7 2 3 /3 2 " LE LE LE LE LE LE LE LE LE LE LE LE LDw LDw LDw LDw LDw LDw LALE CEILING TYPE TO BE 2X4 ACT, SIMILAR TO LEVELS 12 AND 26.

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-633. TITLEBLOCK FOR PACKAGE 02 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 2 10/08/2026 50% DD PACKAGE 02 -1 -1 1/8" = 1'-0" L GHTING RCP - LEVEL 30 LD-430 Y M 2 9 1 7 3 1 Y M 2 9 1 7 3 1 K - 2214 K - 2214 K - 2214 K - 2214 K-214 K-214 LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA UP UP K-630 PROMASTER FAUCETS B LA EQ EQ LA LA LA E Q E Q LA LDa LA LA LA LA LA LA LA LDa LDa LDa LDa LDa LDa LDa E Q E Q LA LDaLDa LA LA LDa LDa LDa LDa LDg LDg LA LDa LDa LDa LDa LA LDaLDa LDaLDa LA LDaLDa LDaLDa 4 ' - 0 " LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LH LH LH LH LH LH LH LH LH LH LH LH LH LH LDg LDg LDg LDg LDg LDg LDg LDg LC-1 LC-1 LC-1 LC-1 LC-1 LA LA LA LA DD DD DD DD DD LDa LDa LA LDw LDw LDw LDw LDw LDw LDw LDw LDw LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LC LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LJLJ LG LDg LJ EQ EQ LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg E Q E Q LA LF LF LA LA LA LA LA E Q E Q EQ EQ DCLF LE LE LE LE LE LDg LDg LDg LB LBLB LB LB LB DA DA LC LC LDa LDg LDa LDa LDg LDg LDa LDa LDa LDa LDw LDw LDw LDg LDg LDw LDw LDw LDa LDa LDa LDa LDa LDw LDw LDw LDw LDg LDg LDg DD DD LDa LDaLDaLDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LDa LA LA LDa LDa LDa LDa LDa LDa LDa LDg LDgLDg LDg LDg LDg LDg LDg LDg LDg LDw LDw LDw LDw LDw LDg LDg LDg LDg LDg LDg DD LDa LDa LDa LDa LDg LDg LDg LDw LDw LDw LDw LA LA LA LDw LDw LDw LDw LDw LDw LDw LDw LH LH DF DF LF(2) LDw LDw LDw LDw LDw LDg LDg LDg LDg LDg LDg LC LDg LDgLDg LDg LDgLDg LDgLDg LDg LDg LDg LDw LDw LDw LDw LDw LDg LDg LDg LDgLDgLDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDw LDw LDw E Q E Q EQ EQLA CEILING TYPE TO BE ACT, SIMILAR TO OTHER LEVELS. LE LE EQ EQ LA CEILING TO BE 2X4 ACT E Q E Q EQ EQ

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-632. TITLEBLOCK FOR PACKAGE 01 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LALA LA LA LA LA LA LA LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA 4 ' - 0 " LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LDg LDg LDg LDg LDg LDg LDg DE DE DE LDg DE DE DE LDg DE DE DE LDg LDg LDg LC LDg LDg LDg LDg LDg LB LBLB LB LB LB DA DA LC LC LDw LDw LDw LDw LDw LA LA LG LA LF LF LA LDg LDg LK LK LA LA E Q E Q LJ LDg EQ EQ EQ EQ LE LDg LDg LDg LDgLDgLDg LDg LDg LE LE LE LE LE LE LE LE LE LE LE LE LE LE LE E Q E Q LALE LG EQ EQ LDa CEILING TYPE TO BE 2X4 ACT, SIMILAR TO LEVELS 12 AND 26. LIGHTING IN THIS AREA TO BE ISSUED WITH THE 100% DD SET FOR LEVELS 14 AND 30. LE LE 1/8" = 1'-0" L GHTING RCP - LEVEL 1 LD-411

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-632. TITLEBLOCK FOR PACKAGE 01 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 1/8" = 1'-0" L GHTING RCP - LEVEL 12 LD-412 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA-1 LA LA-1 LA-1 LA-1 LA-1 LA LA LA LA-1 LA LA LA LA LK LK LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LB LBLB LB LB LB DA DA LC LC LA LALALALA LC LDw LDw LDw LDw LDw LDw LDw LDg LDg LDg LDg DC LDg LDg LDg LDg LDg LG LG LE LE LG LA LE LE LE LE LE LE LE LE LE LE LE LELE LE LE LE LE LE LE LE LE LE LE LE LE LELE LE LJ LJ E Q E Q LDg LDg LDg LDg LDg LDg DD DD LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg 1 ' - 0 " LK LA LA E Q E Q LJ LDg LE LE LE LE LE LE LE LE LE LE LELE LF LE LE LE LE LE LE LE LE LE LALE LA-1 LA-1 LA-1 LDg LDg LE LE LE

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-632. TITLEBLOCK FOR PACKAGE 01 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 1/8" = 1'-0" L GHTING RCP - LEVEL 26 LD-426 Y M 2 9 3 9 YM2939 Y M 2 9 3 9 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA-1 LA LA LA LA LA-1 LA-1 LA LA LA-1LKLK LA-1 LA LA LA LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LALALALALALA LB LBLB LB LB LB DA DALC LC LJ LA LA LA LC LF LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LDgLDg LDg LDg LDg LDg LDg LDg LDg LDg LELE LE LE LE LELELE LELE LELE LE LE LE LE LE LE LE LE LE LE DB DB DB DD EQ EQEQ LA LDg 16' - 0" LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LG LG DC LA-1 LA LA LA LA E Q E Q LJ LDg LA LA LA LDg LDg

GENERAL NOTES SHEET NOTES KEY PLAN © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE DRAWING NO. ______ OF ______ XX XXXXDOB NOW JOB # 10 /7 /2 02 6 5: 23 :3 2 P M A-632. TITLEBLOCK FOR PACKAGE 01 006.6253.000 OPPENHEIMER OPPENHEIMER 32 Old Slip New York, NY 10005 1 10/08/2026 100% DD PACKAGE 01 1/8" = 1'-0" L GHTING RCP - LEVEL 3 LD-431 Y M 2 9 3 9 Y M 2 9 3 9 Y M 2 9 3 9 Y M 2 9 3 9 YM2939 Y M 2 9 3 9 LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LAD EN A LAVATO R Y VITR EOU S C HINA LADENA VTORY IROUS CHINA LADENA VTORY IROUS CHINA DN DN K - 2214 K - 2214 K - 2214 K - 2214 K-214 K-214 K-630 PROMASTER FAUCETS B E Q E Q LA LA LA-1 LA-1 LA-1 LA-1 LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA 5' - 11 23/32" 6' - 6 1/16" LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA-1 LA-1 LA LA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA-1 LA LA LA LA-1 LA-1 LA-1 LA-1 LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LE LE LE LE LE LE LA-1 LA-1 LA-1 LK LK LALA LA LA-1 LA-1 LA-1 LA-1 LA-1 LA LB LBLB LB LB LB DA DA LC LC LC LA LA LA LA LDw LDw LE LE LE LE LE LE LE LE LDw LDw LDw LDg LDg LDg LDgLDg LDg LDg LDg LDg DC LG LE LE LE LE LE LE LE LDg LDg LDg LDg LDg LDg LDg LDg LDg LDg LF LA LE LE E Q E Q EQ EQLA CEILING TO BE 2X4 ACT LE LE LDw LDw

1	2	3	8	9	10	11	12	13	14	15
Fixt Type	***Manufacturer***	***Cat No.***	***Desc.***	***Wattage***	***Unit***	***Lamp***	***Voltage***	***Dimming***	***Mounting:***	***Location***
Architectural Fixtures										
LA	Coronet	LSR3-XX*-TBD-HIGH-UNV-DB-W-MOUNTING**-FL-NA-NA-NA	Recessed linear light with integral 0-10V driver mounted in acoustical ceiling. *Refer to lighting drawings for fixture lengths. **Architect to confirm fixture mounting based on ceiling grid selection. Fixture is similar to Type F1 from the building standard but with higher light output.	7.5	lf	TBD CCT 806 lumens/lf 90 CRI	120-277	0-10V	Recessed ceiling	Throughout
LA-1	Coronet	LSR3-XX*-TBD-CUST 10W-UNV-DB-W-MOUNTING**-FL-NA-NA-NA	Similar to type LA but fixture has higher output. *Refer to lighting drawings for fixture lengths. **Architect to confirm fixture mounting based on ceiling grid selection.	10	ea	TBD CCT 1071 lumens/lf 90 CRI	120-277	0-10V	Recessed ceiling	Offices
LB	Coronet	LSR3-XX*-TBD-HIGH-UNV-DB-W-NT-FL-NA-NA-NA	Similar to type LA but fixture is mounted in gypsum ceiling and have mud-in flange. *Refer to lighting drawings for fixture lengths.	7.5	lf	TBD CCT 806 lumens/lf 90 CRI	120-277	0-10V	Recessed ceiling	Elevator lobby
LC	Light Engine	SA-ASY-1000-TBD-0-10V	Ceiling cove light with asymmetric optic. Fixture to be installed within an architectural cove detail provided by others. Fixture dimensions are 2" W x 125"H. Refer to lighting drawings for cove shapes and lengths. Final remote driver locations shall be in an accessible and well-ventilated area as indicated on the electrical drawings. Contractor to coordinate secondary wire sizing to ensure voltage drop does not exceed 5%. Contractor and manufacturer shall coordinate driver quantities to ensure all drivers are fully utilized and the minimum number of drivers required is provided. Fixture requires shop drawings. Contractor shall provide the manufacturer with ceiling cove dimensions for development of the shop drawings. Manufacturer shall provide detailed shop drawings for design team review and approval, illustrating overall dimensions, mounting details, feed locations, fixture joints, and all required installation accessories.	9	lf	TBD CCT 1000 lumens/lf 90 CRI	24/120-277	0-10V	Ceiling cove	Hub
LC-1	Light Engine	SA-ASY-600-TBD-0-10V	Similar to type LC but fixture has lower output.	6	lf	TBD CCT 600 lumens/lf 90 CRI	24/120-277	0-10V	Ceiling cove	Elevator lobby, MPR
LDa	USAI	B3RD-F-15X3-TBD-55-S-WH-FT-UNV-D6F	Recessed 3" round downlight with integral 0-10V driver. Fixture is mounted in acoustical ceiling.	15	ea	TBD CCT 1622 lumens 90 CRI	120-277	0-10V	Recessed ceiling	Throughout
LDg	USAI	B3RD-L-15X3-TBD-55-S-WH-FT-UNV-D6F	Similar to type LDg but fixture is mounted in gypsum ceiling and have mud-in flange.	15	ea	TBD CCT 1622 lumens 90 CRI	120-277	0-10V	Recessed ceiling	Throughout
LDw	USAI	B3RW-L-15X3-TBD-W2-D1-WH-FT-UNV-D6F	Recessed 3" round wall washer with integral 0-10V driver. Fixture is mounted in gypsum ceiling with mud-in flange.	15	ea	TBD CCT 1173 lumens 90 CRI	120-277	0-10V	Recessed ceiling	Throughout
LE	USAI	CMRD8-15X3-TBD-55-S-FINISH*-CJ1**-UNV-D6F	Suspended 3" round cylindrical downlight with integral 0-10V driver. Fixture is 8" high. *Architect to confirm fixture finish. **Architect to confirm cable length so that bottom of fixture is at 9ft.	15	ea	TBD CCT 1622 lumens 90 CRI	120-277	0-10V	Suspended ceiling	Throughout
LF	Scout Lighting	FD-F-FM-H-TBD-C*-SF1-1-N-LENGTH**-S-X'Y***	Recessed millwork linear tape light with remote 0-10V driver. Lighting manufacturer to provide fixture driver. Final remote driver locations shall be in an accessible and well-ventilated area as indicated on the electrical drawings. Contractor to coordinate secondary wire sizing to ensure voltage drop does not exceed 5%. Contractor and manufacturer shall coordinate driver quantities to ensure all drivers are fully utilized and the minimum number of drivers required is provided. Fixture requires shop drawings. Contractor shall provide the manufacturer with ceiling cove dimensions for development of the shop drawings. Manufacturer shall provide detailed shop drawings for design team review and approval, illustrating overall dimensions, mounting details, feed locations, fixture joints, and all required installation accessories. *Architect to confirm fixture finish to match millwork.**Architect to confirm fixture length based on millwork dimensions.	4,4	lf	TBD CCT 600 lumens/lf 90 CRI	120-277	0-10V	Recessed millwork	Hub, pantry
LG	Scout Lighting	FD-C-FM-H-TBD-W-SF1-1-E-N-LENGTH*-S-X'Y*	Surface-mounted linear tape light with remote 0-10V driver. Fixture to be surface mounted to the closet ceiling with lens facing inward. Lighting manufacturer to provide fixture driver. Final remote driver locations shall be in accessible and well-ventilated areas as indicated on the electrical drawings. Contractor to coordinate secondary wire sizing to ensure voltage drop does not exceed 5%. Contractor and manufacturer shall coordinate driver quantities to ensure drivers are fully utilized and the minimum required quantity of drivers is provided. Fixture requires shop drawings. Contractor shall provide the manufacturer with closet and ceiling dimensions required for development of the shop drawings. Manufacturer shall provide detailed shop drawings for design team review and approval, indicating overall dimensions, mounting details, feed locations, fixture joints, and all required installation accessories. *Refer to lighting drawing for fixture length.	4,4	lf	TBD CCT 600 lumens/lf 90 CRI	120-277	0-10V	Surface ceiling	Closet

1

LH	Axis Lighting	SL2-600-90-TBD-SO-L*-FINISH**-UNV-DP-UB	Linear light with intergral 0-10V driver. Fixture is mounted to wood slat ceiling using the universal t-grid ceiling bracket. *Refer to lighting drawing for fixture length. **Architect to confirm fixture finish.	6	lf	TBD CCT 600 lumensft 90+ CRI	120-277	0-10V	Recessed wood slat ceiling	Level 30 wood slat ceiling
LJ	Coronet	LSR3-XX*-TBD-MED-UNV-DB-W-PM.NT-FL-NA-NA-NA	Similar to Type LA, but with lower light output and a perimeter mud-in flange. Fixture is recessed in gypsum ceiling. *Refer to lighting drawings for fixture lengths.	5.5	lf	TBD CCT 593 lumens/lf 90 CRI	120-277	0-10V	Recessed ceiling	Wellness room, niches
LK	Coronet	LS3-XX*-TBD-HIGH-UNV-DB-FINISH**-AC.CC-FL-NA-NA-NA	Suspended air craft cable linear light integral 0-10V driver. *Refer to lighting drawing for fixture length. **Architect to confirm fixture finish.	7.5	lf	TBD CCT 806 lumensft 90+ CRI	120-277	0-10V	Suspended ceiling	IDF room, corridor
Decorative Fixtures										
DA	TBD	TBD	Wall sconce at elevator lobby. Fixture spec to be confirmed by the Architect. Fixture must be UL listed	TBD	ea	TBD CCT TBD lumens 90 CRI	120	TBD	Wall mounted	Elevator lobby
DB	TBD	TBD	Wall sconce at level 26 hub. Fixture spec to be confirmed by the Architect. Fixture must be UL listed	TBD	ea	TBD CCT TBD lumens 90 CRI	120	TBD	Wall mounted	Level 26 hub
DC	TBD	TBD	Suspended decorative pendant. Fixture spec to be confirmed by the Architect. Fixture must be UL listed.	TBD	ea	TBD CCT TBD lumens 90 CRI	120	TBD	Suspended ceiling	Hub
DD	TBD	TBD	Suspended decorative pendant. Fixture spec to be confirmed by the Architect. Fixture must be UL listed. Fixture's output must be at least 1000 lumens/lf	TBD	lf	TBD CCT 1000 lumens/ft 90 CRI	120	TBD	Suspended ceiling	Conference room
DE	TBD	TBD	Suspended decorative pendant. Fixture spec to be confirmed by the Architect. Fixture must be UL listed.	TBD	ea	TBD CCT TBD lumens 90 CRI	120	TBD	Suspended ceiling	Hub
DF	TBD	TBD	Wall sconce at level 30 restroom mirror. Fixture spec to be confirmed by the Architect. Fixture must be UL listed.	TBD	ea	TBD CCT TBD lumens 90 CRI	120	TBD	Suspended ceiling	Level 30 restroom mirror

1

Coronet
designed and built in the USA

a CarbonNeutral company

LSR3 recessed

>90 CRI
up to
112
lumens /watt



The LS Series of architectural luminaires offers a wide range of profiles and mounting options. Custom lengths and patterns are tailored to suit any modern space.

Features

- Living Building Challenge Declare listed. Red List Free optional.
- Extruded recycled aluminum housing
- Aluminum core LED boards, specifiable optics
- Specifiable color temperature. CRI > 90, R9 > 70
- Custom lengths, welded patterns, and finishes available
- Integral specifiable dimmable drivers or PoE
- 5 Year, 50,000 hour warranty, damp location rated
- Compatible with all wood ceilings
- WELL Building Standard compatible learn more

Dimensions


3.5"
3.2"
3.7"
3"

flange/mud-in flange   grid/slot grid/wood

[1]Flat End Cap is standard, Overhang End Cap available, see page 5.

Optics


916 cd

flat lens


1200 cd

asymmetric


824 cd

wall wash


762 cd

avi-batwing

Representative distribution and peak candela. For other options see order information or IES files here.

Page 1 of 5

coronetled.com
T 973 345 7660

Modification date: August 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA
a CarbonNeutral company

LSR3 recessed

Ordering Information

For each option group below specify one option. If you don't see your preferred option listed, contact us for help.

1 Fixture ID

LSR3	

2 Length

2	2 ft
4	4 ft
8	8 ft
XX	Specify length
PAT	Pattern Submit drawing.

3 Color Temperature

27	2700K/90 CRI
30	3000K/90 CRI
35	3500K/90 CRI
40	4000K/90 CRI
50	5000K/90 CRI
TW	Tunable White 2700K-6500K Must use TW10 or DALI driver.
RGBW30	RGB +white; 3000k Must use remote DMX driver.
RGBW35	RGB +white; 3500k Must use remote DMX driver.
RGBW40	RGB +white; 4000k Must use remote DMX driver.
WD	Warm Dim 2200K-3000K Must use WD10 driver.

4 Output

LOW	Low output
MED	Medium output
HIGH	High output
CUST	Custom output Specify watts or lumens. Up to 13W/ft max. Down to 6W/driver min.

5 Voltage

UNV	Universal (120/277V)
347V	347V

6 Driver

DB	Standard 0-10V 1%
DB.1%	0-10V 0.1%
ELV	Reverse phase 1% (120V only)
TRI	Forward phase
LDE1	Lutron Digital EcoSystem
JA8	JA8 compliant 1% dimming
DALI	DALI-2 driver
PoE	Power over Ethernet
TW10	2 channel 0-10V for tunable white
WD10	0-10V warm dimming
DMX	DMX512 All DMX drivers set to default address 001 and provided in remote enclosers. Contact us for other addressing needs.

7 Finish

W	White
BLK	Black
SLV	Silver
CC	Custom color See finish options here
CWF	Custom wood finish See finish options here

8 Mounting

NT	Mud-in Flange
F	Flange
TB.X	Tee grid "X" must be replaced by specific order code. See Mounting Options page(s) for details.
TG.X	Tee grid, Tegular tile. "X" must be replaced by specific order code. See Mounting Options page(s) for details.
SG	Slot Grid/Interlude
CG	Concealed grid
WOOD	Wood ceiling Provide specifications.
PM.X	Perimeter mount "X" must be replaced by specific order code. See Mounting Options page(s) for details.

9 Optics

AVI.BWG	Batwing optic
ASYM	Asymmetric optic
WW	Wall wash reflector
POL	1-inch Pop out lens
FL	Flat diffuser

10 Sensors/Controls

NA	None
WISM_%	Wattstopper occupancy
WISD	Wattstopper daylight
ACM	Acuity nLight- module only
ACS	Acuity nLight- (nES 7)
ACAS	Acuity nLight- AIR (rES 7)
CCS	Casambi module
AWNR	Lutron Athena wireless node
AWNS	Lutron Athena wireless node with sensor
OTHER	Consult factory
ACAM	Acuity nLight Air (rIO)

11 Circuit

NA	None
EMPCK	Emergency battery pack
EMCKT	Emergency circuit May require additional power feeds.
DAYCKT	Daylight circuit May require additional power feeds.

12 Options

NA	None
WH6	6ft whips preinstalled
CP	Chicago Plenum
RLF	Red List Free
OEC	Overhang endcap

Performance

Output[1]	Watts/ft	Lumens/ft	LPW
Low	3.5	393	112
Medium	5.5	593	108
High	7.5	806	108

[1]Based on a typically configured 90 CRI, 3500K luminaire using one driver.
Custom outputs available. Please consult factory.
For 4000K multiply by 1.05; for 3000K, 0.96; for 2700K, 0.92.
For Warm Dim multiply by .80.

Technical Information

click here or scan QR code

Wiring diagrams, PoE and sensor details

Page 2 of 5

coronetled.com
T 973 345 7660

Declare. CorHealth

Modification date: August 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA

a CarbonNeutral company

LSR3 recessed

Mounting Options

Custom mounting types and ceiling transitions available; consult factory.



NT
Mud-in



F
Flange



TB.9
9/16th tee grid
TB.15
15/16th tee grid



TG.9
9/16th tegular grid
TG.15
15/16th tegular grid



SG
Slot Grid/Interlude



CG
Concealed grid



WOOD
Provide specifications



PM.F
Perimeter to flange



PM.NT
Perimeter to mud-in



PM.TB9
Perimeter to 9/16th tee grid
PM.TB15
Perimeter to 15/16th tee grid



PM.TG9
Perimeter to 9/16th tegular grid
PM.TG15
Perimeter to 15/16th tegular grid



PM.SG
Perimeter to slot grid



PM.WOOD
Perimeter to wood ceiling (provide specifications)

Do not attempt installation if you do not understand the installation instructions.

Page 3 of 5

coronetled.com
T 973 345 7660

Modification date: August 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA

a CarbonNeutral company

LSR3 recessed

Drivers & Electrical
Integral drivers* with 0-10V Dimming standard. Several other driver options available; see ordering information.
*DMX drivers are provided in remote enclosures.

Optics
Extruded satin acrylic lenses provide excellent diffusion, high transmission, and no LED imaging.

Sensors & Controls
Sensors are installed on an aluminum plate adjacent to the luminaire lens[1]. Coronet remains agnostic in our approach to sensors and control systems; our fixtures are compatible with most systems offered.
[1]Not applicable to indirect only models. Consult factory.

Construction
Housings are extruded premium, recycled aluminum. Individual fixtures are available up to 12' long and may be specified as nominal or precision lengths. Precision lengths are supplied within 1/8" tolerance.

Emergency Back-Up
For fixtures three-feet or longer, a 6W emergency driver may be wired to 4ft sections. A 10W driver is also available (consult factory). Emergency circuits for use with building generators are also available.

Joined Runs
Runs of any length may be specified and are comprised of multiple, factory-engineered, joined sections. Individually specified luminaires are not field joinable.


Representative joinery. For product specific details see installation guides or submittal drawings.

PoE (Power over Ethernet)
Compatible with virtually all PoE systems including Molex Coresync, Smartengine, Platformatics, and NuLED SPICEbox.
Consult factory for systems not listed. See here for more info.

Finishes
All luminaires are finished in high quality polyester powder coating. Our standard color is white. Any RAL color may be specified.

Weight
5 lbs per foot

Patterns
Featuring illuminated welded corners and angles. Consult factory for custom designs and elevations.

Square



X



T



V



Custom



Wall/Ceiling



coronetled.com
T 973 345 7660

Page 4 of 5

Modification date: August 2026
Coronet reserves the right to make design changes.

a CarbonNeutral company

LSR3 recessed

End Cap Options

The LSR1 - LSR6 fixtures feature a flat end cap or overhang end cap option available. Please see details below.

Flange - Default Flat End Cap


(Visible end cap sits
flush with the ceiling)

Mud-in - Default Flat End Cap


(Visible end cap sits
flush with the ceiling)
Spackle up to
Mud-In Trim

Grid - Default Flat End Cap


(Visible end cap sits
next to ceiling grid)

Grid - Optional Overhang End Cap


0.32"
(Visible end cap sits
0.08" below the ceiling)

If you require an end cap that is different than what is default, please contact factory.

Page 5 of 5

coronetled.com
T 973 345 7660

Modification date: August 2026
Coronet reserves the right to make design changes.

LIGHTENGINE
FLEXCOVE

STAND ALONE



PROJECT	
FIXTURE TYPE	

The standalone valance series is a low profile cove fixture with an integrated white paintable valance that creates clean, seamless details in field built coves, axiom edges, millwork, and retrofit work. The linear LED system integrates with the valance and framing so the entire assembly reads as one simple, finished element.

SPECIFICATION CODE BUILDER

TYPE	LENS	LUMENS	CCT	POWER SUPPLY	OPTIONS
SA					
	FWD	350	27K	0-10V	30' FEED CABLE
	BAR	700	30K	0-10V 0.1%	75' FEED CABLE
	ASY	1000	35K	PHASE	100' FEED CABLE
			40K	DALI	JUMPER CABLE
			DTW	L3D0	EM
				ATHENA	

EXAMPLE: SA - ASY - 700 - 30K - 010V

LUMINAIRE DETAILS

LENS
FWD* forward throw
BAR symmetric
ASY performance asymmetric

ELECTRICAL CONFIGURATION

LUMENS	WATTAGE/FT	MAX RUN LENGTH (TYPICAL)
350	3	30 FT
700	6	15 FT
1000	9	10 FT

COLOR TEMPERATURE (95+CRI)
DTW - dim to warm - 1900K - 3000K (6W ONLY)

27K - 2700K	35K - 3500K
30K - 3000K	40K - 4000K

REMOTE POWER SUPPLY
0-10V - dimming (1%)
0-10V 0.1% PHASE - 0.1% dimming QTL QZ driver
L3Do - Hi-Lume Premier 0.1% SOFTB - 3 wire + EcoSystem
DALI 0.1%
LUTRON - ATHENA RF 1% dimming (static white)

LUMINAIRES

FWD - FOWARD THROW
DISTANCE FROM CEILING 6"+


1.25"
2"

BAR - SYMMETRIC
DISTANCE FROM CEILING 12"+


1.25"
2"

ASY - ASYMMETRIC
DISTANCE FROM CEILING 4" -12"


1.25"
2"

PAT.10,295,132

Light Engine Technologies, INC | Port Jefferson, NY 11776 | T: 212 328 0148 | www.lightengineled.com

LIGHT**ENGINE**
FLEXCOVE

STAND ALONE

FEATURES

OPTICS
frosted acrylic lens
frosted asymmetric collumator

INSTALLATION
Surface mounted linear fixture attaches from above to the mounting surface for quick, straightforward installation. The integral flexible paintable valance creates a clean visual edge without separate trim pieces.

MATERIALS
Extruded aluminum linear LED fixture with integral flexible paintable valance for use at ceiling or soffit conditions. Supplied with standard 2' feed cable and mounting hardware for surface applications.

CERTIFICATIONS
cUL Listed, JA8 and damp listings available
Made and designed in the USA

OPTIONS
jumper cable 6 foot
2000K, 2200K, 2400K available on request
consult factory for modification requests

RECOMMEND GAUGES FOR REMOTE WIRE DISTANCE:

	MAX. REMOTE DISTANCE
18 AWG	30 FT
16 AWG	50 FT
14 AWG	75 FT
12 AWG	100FT

PHOTOMETRICS

*ALL PHOTOMETRIC DATA SHOWN FOR 10W/FT 4' FIXTURE @ 3000K

FWD


POWER
38 watts

LUMENS
4370 lm

BAR


POWER
38 watts

LUMENS
4370 lm

ASY


POWER
38 watts

LUMENS
3640 lm

OPTIONS

DRIVER BOX
12" X 6" X 12"



INPUT WHIP



JUMPER CABLE
6FT



PAT.10,295,132

Light Engine Technologies, INC | Port Jefferson, NY 11776 | T: 212 328 0148 | www.lightengineled.com

TIER 2 TIER 3

BeveLED Mini® Complete - B3RD
3″ Round Downlight

USAI Lighting

Universal and Field Convertible - Trim | Trimless | Millwork

Trimmed - B3RDF



Trimless - B3RDL



Millwork - B3RDM



Pinhole Trimmed: B3RDF-P08H



usailighting.com/beveledmini

Introducing new and improved BeveLED Mini, the smallest member of our iconic BeveLED family. BeveLED Mini has been infused with upgraded performance for superior light in every application. Now available with the following features, by popular demand:

FEATURES

- Upgraded performance and more LED color options than ever before!
- New 2″ Pinhole trim option
- Collar extenders offered standard to accept up to 2″ thick ceilings
- Field Flexibility - it's now easy to change trim in the field between trimmed, trimless and millwork
- Dry/damp/wet location rated for bathrooms and showers, including trimless and millwork
- More dimming options and all color technologies with Custom Color Select Tunable White ranges available
- High color rendering index with superior color quality for all LED color options
- Full family platform with iconic beveled look
- Doubler kit for repeatable two head fixture configuration installations
- Clear overspray protector for installation convenience
- Title 24 JA8 Qualified SKUs

PERFORMANCE DATA*

See pages 5 - 7 for details

	Classic White	Warm Glow Dimming	Color Select
	9W - 24W	15W - 20W	15W - 20W
Source Lumens:	1200 - 3000	1625 - 2150	1100 - 1450
Delivered Lumens:	500 - 2500	600 - 1750	450 - 1175

*Nominal values are based on 3000K. Performance varies for each specific beamspread and color temperature. See IES files for exact values at usailighting.com.

TRIM FINISH OPTIONS



White



Grey



Black



Bronze



Clear Matte Anodized with White Flange



Custom RAL (example)

Custom colors and primer finish also available

Page 1

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

TIER 2 TIER 3
HOW TO SPECIFY

BeveLED Mini® Complete - B3RD
3" Round Downlight with Integral Driver

USAI® Lighting

Specify fixture part number. (All boxes must be filled in to correctly order).

B3RD__ | | | | | | | | | | | | | |

BeveLED Trim Style
F Trimmed with Flange (use with all materials)
L Trimless Spackle-in (use with sheetrock and plaster only) (8, 16)
M Millwork Knife-Edge (use with wood and stone) (8, 16)

Trim Choice
(leave blank for standard bevel trim)



P08H Pinhole trim option (available with F flanged trim style only)



Wattage Options / LED Color Options / Beam Options

Classic White Light

Wattage Options:
11M3D 11W LED
14M3D 14W LED
17M3D 17W LED
09X3 9W LED
15X3 15W LED
20X3 20W LED
24X3 24W LED

LED Color Options:
22KH 2200K, 90+ CRI
24KH 2400K, 90+ CRI
27KS 2700K, 80+ CRI (1)
27KH 2700K, 90+ CRI
27KU 2700K, 95+ CRI, R9 = 98 (1)
30KS 3000K, 80+ CRI (1)
30KH 3000K, 90+ CRI
30KU 3000K, 95+ CRI, R9 = 96 (1)
35KS 3500K, 80+ CRI (1)
35KH 3500K, 90+ CRI (1)
35KU 3500K, 95+ CRI, R9 = 96 (1)
40KS 4000K, 80+ CRI (1)
40KH 4000K, 90+ CRI (1)
40KU 4000K, 95+ CRI, R9 = 96 (1)

Beam Options:
T06 6° beam (2)
T10 10° beam (2)
25 25° beam (1)
40 40° beam (1)
55 55° beam (1, 9)
65 65° beam (1, 9)

Warm Glow Dimming

15WG3 15W LED
20WG3 20W LED

2722KS 2700K-2200K, 80+ CRI
2722KH 2700K-2200K, 90+ CRI
3022KS 3000K-2200K, 80+ CRI
3022KH 3000K-2200K, 90+ CRI

30 30° beam
35 35° beam
45 45° beam
55 55° beam (9)
65 65° beam (9)

Color Select Tunable White

15CS5 15W LED
20CS5 20W LED (5)

6022KH 6000K-2200K, 90+ CRI
4027KH 4000K-2700K, 90+ CRI
3222KH 3250K-2200K, 90+ CRI
HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Lens Options
BC Borosilicate Clear Glass (required to achieve 6 and 10 degree beams) (2, 3, 4)
S Solite (standard for all but 6 & 10 deg beams)
SF Solite Frosted
PS Polycarbonate Shatterproof Solite
BF Borosilicate Frosted
AS61 Linear spread
CTS25 Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K
HX Hexcell Louver Trim Lens (7, 8)

Bevel Trim Finish Options / *Flange/Millwork Collar Finish

Bevel Trim Finish Options	*Flange/Millwork Collar Finish
WH White	**WH** White
SC Conduit Silver	**SC** Conduit Silver
GR Grey	**GR** Grey
BL Black	**BL** Black
BZ Bronze	**BZ** Bronze
PR (8) Primer Finish	**PR** Primer Finish
QW (8) Antimicrobial Paint, White	**QW** Antimicrobial Paint, White
AC (8) Clear Matte Anodized **AB** (8) Piano Gloss Black	(choose WH, BL, SC, GR, or BZ paint finish from list above)
RAL Specify RAL #	**RAL** Specify RAL #
For P08H Pinhole Trims Only	
BL Black Matte	(choose WH, BL, SC, GR, or BZ paint finish from list above)

*Leave blank for Trimless Bevel trims

Natatorium Corrosion Protection (optional)
NT Natatorium triple-coat Corrosion resistant (available with "F" flanged trims and painted finishes only)

* Leave blank for non Natatorium trims

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2300K (candlelight)

Choose ending color temperature from 5500K (cool daylight) to 2200K (warm candlelight)

Select HI=__ + LO=__ + KH = HILOKH

HI		LO	
60	6000K	40	4000K
55	5500K	35	3500K
50	5000K	32	3250K
45	4500K	30	3000K
40	4000K	29	2900K
35	3500K	28	2800K
32	3250K	27	2700K
30	3000K	26	2600K
29	2900K	25	2500K
28	2800K	24	2400K
27	2700K	23	2300K
26	2600K	22	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Housing Options
FT Flat Housing New Construction (3, 4, 10)
FTIC Flat Housing, Insulation Contact Rated (15W maximum) (3, 4, 10)
FTCP Flat Housing, Chicago Plenum (3, 4, 10)
FTCT Flat Housing for Color Technologies (10)
FTCTIC Flat Housing for Color Technologies, Insulation Contact Rated (15W maximum) (10)
FTA2 Flat Adjustable Housing, New Construction
FTA2IC Flat Adjustable Housing, Insulation Contact Rated (17W maximum)
FTA2CP Flat Adjustable Housing, Chicago Plenum
NC1 New Construction All-in-One
NC1IC New Construction All-in-One, Insulation Contact Rated (15)
NC1CP New Construction All-in-One, Chicago Plenum

Extended Collar for Thick Ceilings
(leave blank for standard collar, accepts 1" thick ceiling maximum)
15 Extended collar accepts up to 1.5" thick ceilings maximum

Voltage Options
Select one
UNV 120V-277V
120V

Dimming Driver Options
For use with Universal Voltage 120V - 277V

No Additional Charge
D6E EldoLED 0-10V, 1% (4)
D6F EldoLED 0-10V, 1% (4)

D4H Lutron H ECO, 1% Fade (1, 3, 4, 6, 11)
D4C Lutron Ecosystem, 1% (1, 2, 4, 6)
D6A EldoLED 0-10V, 0.1% (4)
D6B EldoLED 0-10V, 0.1% (4)
D7A EldoLED DALI2, 0.1% (4)
D7B EldoLED DALI2, 0.1% (4)
D7E EldoLED DALI2, 1% (4)
D7F EldoLED DALI2, 1% (4)
D28 EldoLED DMX, 0.1% (1, 4, 6, 11)
D30 Lutron Athena wireless enabled with RF Node, 1% (3, 4, 12)

For use with 120V only

No Additional Charge
D22 ERP Trimode (0-10V and Phase 2-wire), 1% (1, 4, 15)

D19 Hatch Phase 2-wire, 1% (1, 3, 4)
D33 Moons' phase 2-wire, 1% (3, 4, 6)

Color Select Tunable White*

UNV 120V-277V

For use with Color Select only
D36T Moons 0-10V, 2-Channel for Color Select Tunable White only, 1% (1, 2, 3)
D37T Moons DALI2 DT8, 2-Channel for Color Select Tunable White only, 1% (1, 2, 3)
D38T Moons DMX, 2-Channel for Color Select Tunable White only, 1% (1, 2, 3)
D32T Lutron Athena wireless node, 2-Channel for Color Select Tunable White only, 1% (1, 2, 3)

Emergency Battery (Optional)*
EM7 Emergency Battery (13)
EM7W Emergency Battery Wet Location (13)
EM7C Title 20 Compliant Emergency Battery (13)
EM7CW Title 20 Compliant Emergency Battery Wet Location (13)
EMSH Emergency Battery Shunt (3, 4, 14)

*Optional Mounting Accessories
CB27 27" C-Channel Bars
CB32 32" C-Channel Bars
CB52 52" C-Channel Bars
B3-FT-DBX Doubler Kit for FT housing, 7"/8"/9" on-center spacing
B3-FTCT-DBX Doubler Kit for FTCT housing, 10"/11"/12" on-center spacing
B3-FTA2-DBX Doubler Kit for FTA2 housing, 12"/13"/14" on center spacing

* Residential grade nailer bars provided standard

Notes:
1 Not available with M3D LED
2 Not available with X3 LED
3 Not available with Warm Glow (WG3) LED
4 Not available with Color Select (CS5) LED
5 Not available with NC1IC housing
6 Not available with FT housings
7 Not available with AC or AB bevel finish
8 Not available with natatorium finish
9 Not available with FT, FTIC, FTCP, FTCT, or FTCTIC housings with -15- collar extenders
10 Not available with 17M3D LED; 14M3D max
11 Not available in FTCT housing with trimless or millwork
12 NC1 or FTA2 housing only. Not available with IC or CP housings. Serviceable from below ceiling
13 NC1 or FTA2 housing only. Not available with IC or CP housings. Requires above ceiling access for service
14 Available with D30 dimming driver and NC1 housing only. Serviceable from below ceiling
15 Not available with 24W
16 Not available with P08H pinhole trim

Page 2

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

TIER 2 TIER 3

HOW TO SPECIFY

BeveLED Mini® Complete - B3RD
3″ Round Downlight with Remote Driver

USAI® Lighting

1. Specify fixture part number. (All boxes must be filled in to correctly order).

B3RD__											RM	
BeveLED Trim Style	Trim Choice	Wattage Options	LED Color Options	Beam Options	Lens Options	Bevel Trim Finish Options	*Flange/ Millwork Collar Finish	Natatorium Corrosion Protection (optional)	Housing Options	Extended Collar for Thick Ceilings	Remote Dimming Driver	*Optional Mounting Accessories

BeveLED Trim Style

F Trimmed with Flange (use with all materials)

L Trimless Spackle-in (use with sheetrock and plaster only) (5, 9)

M Millwork Knife-Edge (use with wood and stone) (5, 9)

Trim Choice

(leave blank for standard bevel trim)



P08H Pinhole trim option (available with F flanged trim style only)



Wattage Options / LED Color Options / Beam Options

Classic White Light

Wattage	LED Color	Beam
11M3D 11W LED	**22KH** 2200K, 90+ CRI	**T06** 6° beam (2)
14M3D 14W LED	**24KH** 2400K, 90+ CRI	**T10** 10° beam (2)
17M3D 17W LED	**27KS** 2700K, 80+ CRI (1)	
09X3 9W LED	**27KH** 2700K, 90+ CRI	**25** 25° beam (1)
15X3 15W LED	**27KU** 2700K, 95+ CRI, R9 = 98 (1)	**40** 40° beam (1)
20X3 20W LED	**30KS** 3000K, 80+ CRI (1)	**55** 55° beam (1, 6)
24X3 24W LED	**30KH** 3000K, 90+ CRI	**65** 65° beam (1, 6)
	30KU 3000K, 95+ CRI, R9 = 96 (1)	
	35KS 3500K, 80+ CRI (1)	
	35KH 3500K, 90+ CRI (1)	
	35KU 3500K, 95+ CRI, R9 = 96 (1)	
	40KS 4000K, 80+ CRI (1)	
	40KH 4000K, 90+ CRI (1)	
	40KU 4000K, 95+ CRI, R9 = 96 (1)	

Warm Glow Dimming

Wattage	LED Color	Beam
15WG3 15W LED	**2722KS** 2700K-2200K, 80+ CRI	**30** 30° beam
20WG3 20W LED	**2722KH** 2700K-2200K, 90+ CRI	**35** 35° beam
	3022KS 3000K-2200K, 80+ CRI	**45** 45° beam
	3022KH 3000K-2200K, 90+ CRI	**55** 55° beam (6)
		65 65° beam (6)

Color Select Tunable White

Wattage	LED Color
15CS5 15W LED	**6022KH** 6000K-2200K, 90+ CRI
20CS5 20W LED	**4027KH** 4000K-2700K, 90+ CRI
	3222KH 3250K-2200K, 90+ CRI
	HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Lens Options

BC BC Borosilicate Clear Glass (required to achieve 6 and 10 degree beams) (2, 3, 4)

S Solite (standard for all but 6 & 10 degree beams)

SF Solite Frosted

PS Solite Polycarbonate Shatterproof

BF Borosilicate Frosted

AS61 Linear spread

CTS25 Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K

HX Hexcell Louver Trim Lens (5, 8)

Bevel Trim Finish Options / *Flange/Millwork Collar Finish

Bevel Trim Finish	Flange/Millwork Collar Finish
WH White	**WH** White
SC Conduit Silver	**SC** Conduit Silver
GR Grey	**GR** Grey
BL Black	**BL** Black
BZ Bronze	**BZ** Bronze
PR (5) Primer Finish	**PR** Primer Finish
QW (5) Antimicrobial Paint, White	**QW** Antimicrobial Paint, White
AC (5) Clear Matte Anodized	(choose WH, BL, SC, GR, or BZ paint finish from list above)
AB (5) Piano Gloss Black	
RAL Specify RAL #	**RAL** Specify RAL #

For P08H Pinhole Trims Only

BL Black Matte	(choose WH, BL, SC, GR, or BZ paint finish from list above)

*Leave blank for Trimless Bevel Trims

Natatorium Corrosion Protection (optional)

NT Natatorium triple-coat Corrosion resistant (available with "F" flanged trims and painted finishes only)

* Leave blank for non Natatorium trims

Housing Options

FT Flat Housing New Construction

FTIC Flat Housing, Insulation Contact Rated (15W maximum)

FTCP Flat Housing, Chicago Plenum

FTCT Flat Housing for Color Technologies

FTCTIC Flat Housing for Color Technologies, Insulation Contact Rated (15W maximum)

FTA2 Flat Adjustable Housing, New Construction

FTA2IC Flat Adjustable Housing, Insulation Contact Rated (17W maximum)

FTA2CP Flat Adjustable Housing, Chicago Plenum

NC1 New Construction All-in-One

NC1IC New Construction All-in-One, Insulation Contact Rated (7)

NC1CP New Construction All-in-One, Chicago Plenum Rated

Extended Collar for Thick Ceilings

(leave blank for standard collar, accepts 1″ thick ceiling maximum)

15 Extended collar accepts up to 1.5″ thick ceilings maximum

20 Extended collar accepts up to 2″ thick ceilings maximum (see housing drawings for details)

Remote Dimming Driver

RM Remote Driver Housings requires remote driver, specify in tables from Step 2 for individual drivers, or use USAI enclosure for multiple drivers. You do not need both

USAI Power Supply Options Next Page

***Optional Mounting Accessories**

CB27 27″ C-Channel Bars

CB32 32″ C-Channel Bars

CB52 52″ C-Channel Bars

B3-FT-DBX Doubler Kit for FT housing, 7″/8″/9″ on-center spacing

B3-FTCT-DBX Doubler Kit for FTCT housing, 10″/11″/12″ on-center spacing

B3-FTA2-DBX Doubler Kit for FTA2 housing, 12″/13″/14″ on-center spacing

* Residential grade nailer bars provided standard

Notes:
1 Not available with M3D LED
2 Not available with X3 LED
3 Not available with Warm Glow (WG3) LED
4 Not available with Color Select (CS5) LED
5 Not available with natatorium finish
6 Not available with FT, FTIC, FTCP, FTCT, or FTCTIC housings with -15- collar extenders. Not available with -20- collar extenders, regardless of housing.
7 Not available with 24W
8 Not available with AC or AB bevel finish
9 Not available with P08H pinhole trim

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2300K (candlelight)

Choose ending color temperature from 5500K (cool daylight) to 2200K (warm candlelight)

Select
HI=_ _ + LO=_ _ + KH = HILOKH

HI		LO	
60	6000K	40	4000K
55	5500K	35	3500K
50	5000K	32	3250K
45	4500K	30	3000K
40	4000K	29	2900K
35	3500K	28	2800K
32	3250K	27	2700K
30	3000K	26	2600K
29	2900K	25	2500K
28	2800K	24	2400K
27	2700K	23	2300K
26	2600K	22	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Remote driver wiring schematic for Classic White and Warm Glow


FIXTURE
RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+)
(-)
Max Distance 50-100ft

Remote driver wiring schematic for Color Select Tunable White


FIXTURE
RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+) VDC
(-) VDC
(+) Cool CH
(-) Cool CH
(+) Warm CH
(-) Warm CH
Max Distance 50-100ft

Page 3

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

TIER 2 TIER 3

BeveLED Mini® Complete - B3RD
3″ Round Downlight

USAI® Lighting

2. Select Remote Driver (RPB) OR Select USAI Pre-Wired Enclosure (REB). You do not need both.

1 One Remote Driver Per Fixture

RPB-01						
Remote Power Supply	**Wattage Options**	**Color Temperature Choice**	**Voltage**	**Remote Dimming Type and Level**	**Remote Emergency Option**	**Remote Driver Mounting Accessories***
RPB-01 BeveLED Mini Remote Power Supply	**Classic White Light** **09X3** 9W LED **11M3D** 11W LED **15X3** 15W LED **14M3D** 14W LED **20X3** 20W LED **17M3D** 17W LED **24X3** 24W LED	(Leave blank for Classic White)	**UNV** 120V - 277V	**D4H** Lutron H ECO, 1% Fade (2, 3, 5) **D4C** Lutron Ecosystem, 1% (1, 3, 5) **D6A** EldoLED 0-10V, 0.1% (3) **D6B** EldoLED 0-10V, 0.1% (3) **D6E** EldoLED 0-10V, 1% (3) **D6F** EldoLED 0-10V, 1% (3) **D7A** EldoLED DALI2, 0.1% (3) **D7B** EldoLED DALI2, 0.1% (3) **D7E** EldoLED DALI2, 1% (3) **D7F** EldoLED DALI2, 1% (3) **D28** EldoLED DMX, 0.1% (3, 5) **D30** Lutron Athena wireless enabled with RF Node, 1% (2, 3, 8)	**EM7** EM battery requires remote enclosure by others, minimum size 14.5″L x 6.5″W x 3″H (6, 7) **EM7C** T20 Compliant EM battery requires remote enclosure by others, minimum size 17″L x 6.5″ W x 3″H (6, 7) **EMSH** Emergency Battery Shunt (2, 3, 8, 9)	**MP** Junction Box Mounting Plate, 5-1/8″ x 5-1/8″ **ENC** Single Driver enclosure, 4-1/8″ x 9-11/16″ x 2-3/8″ * If Remote Driver Mounting Accessories selection is left blank, driver will be provided with accessories for mounting in enclosure by others. See page 10 for remote driver enclosure sizing requirements.
	Warm Glow Dimming **15WG3** 15W LED **20WG3** 20W LED	(Leave blank for Warm Glow Dimming)	**120V** 120V Only	**D19** Hatch Phase 2-wire, 1% (2, 3, 5) **D22** ERP Trimode (0-10V and Phase 2-wire), 1% (3, 5, 6, 8, 10)		
	Color Select Tunable White **15CS5** 15W LED **20CS5** 20W LED	**6022KH** 6000K-2200K, 90+ CRI **4027KH** 4000K-2700K, 90+ CRI **3222KH** 3250K-2200K, 90+ CRI **HILOKH*** * custom range	**UNV** 120V - 277V	**D36T** Moons' 0-10V 2-Channel, 1% (1, 2, 4, 6) **D37T** Moons' DALI2 DT8 2-Channel, 1% (1, 2, 4, 6) **D38T** MowMX 2-Channel, 1% (1, 2, 4, 6) **D32T** Lutron Athen wireless node 2-Channel, 1% (1, 2, 4, 6, 8)		

Notes:
1 Not available with Classic White
2 Not available with Warm Glow
3 Not available with Color Select
4 Only available with Color Select
5 Not available with M3D LEDs
6 Not available with MP jbox accessory
7 Not available with ENC single driver enclosure; enclosure by others required.
8 Must be specified and shipped with ENC single driver enclosure accessory. Not available with EM batteries.
9 Available with D30 and D32T Lutron Athena dimming driver only
10 Not available with 24W

REB			01			
Remote Enclosure	**Enclosure Size**	**Driver Quantity Per Enclosure**	**Fixture per Driver**	**Fixture Wattage**	**Voltage**	**Remote Dimming Type and Dim Level**
REB BeveLED Mini Remote Driver Enclosure	**2121** Enclosure Size 21″ x 21″ x 4″ (houses 6 drivers maximum)	**01** driver **02** drivers **03** drivers **04** drivers **05** drivers **06** drivers	**01** 1 Fixture per Remote Driver	**Classic White** **09X3** 9W LED **11M3D** 11W LED **14M3D** 14W LED **15X3** 15W LED **17M3D** 17W LED **20X3** 20W LED **24X3** 24W LED	**UNV** 120V - 277V	**1-D6A** EldoLED 0-10V, 0.1% **1-D6B** EldoLED 0-10V, 0.1% **1-D6E** EldoLED 0-10V, 1% **1-D6F** EldoLED 0-10V, 1% **1-D7A** EldoLED DALI2, 0.1% **1-D7B** EldoLED DALI2, 0.1% **1-D7E** EldoLED DALI2, 1% **1-D7F** EldoLED DALI2, 1% **1-D28** EldoLED DMX, 0.1% (2) **1-D4H** Lutron H ECO, 1% (1, 2)
	3821 Enclosure Size 38″ x 21″ x 4″ (houses 12 drivers maximum)	**07** drivers **08** drivers **09** drivers **10** drivers **11** drivers **12** drivers		**Warm Glow** **15WG3** 15W LED **20WG3** 20W LED	**120V** only	**1-D19** Hatch phase 2-wire, 1% (1, 2) **1-D22** ERP Trimode (0-10V and Phase 2-wire), 1% (2, 3)

Notes: 1 Not available with WG3 LEDs
2 Not available with M3D LEDs
3 Not available with 24W


21″
21″
2121
Enclosure
holds 6
drivers
max
38″
3821
Enclosure
holds 12
drivers
max

* Note: All connections per enclosure are to be connected to a single branch circuit. Enclosures cannot be recessed; for use in surface mount installations only.

Max distance 50-100 ft, see wire gauge and distance requirements for each driver type in table below

Remote Power Supply Option		Wire Gauge Required*	RP only	EM7**	EM7C**	EMSH
UNV-D6A	EldoLED 0-10V, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6B	EldoLED 0-10V, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6E	EldoLED 0-10V, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6F	EldoLED 0-10V, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7A	EldoLED DALI2, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7B	EldoLED DALI2, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7E	EldoLED DALI2, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7F	EldoLED DALI2, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D28	EldoLED DMX, 0.1%	18/16	9" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4C	Lutron EcoSystem, 1%	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4H	Lutron H ECO, 1% Fade	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D30	Lutron Athena Wireless, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd
120V-D19	Hatch 2-wire phase, 1%	14/12	5.75" L x 2.625" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
120V-D22	ERP Trimode 0-10V & phase, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A
UNV-D36T	Moons 0-10V 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D37T	Moons DALI2 DT8 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D38T	Moons DMX 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D32T	Lutron Athena Wireless Moons 0-10V 2-Channel, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd

* Wire gauge 14/12 = Maximum distance from light fixture to remote power supply is 100' using 12 gauge wire, 50' using 14 gauge wire.
* Wire gauge 18/16 = Maximum distance from light fixture to remote power supply is 100' using 16 gauge wire, 50' using 18 gauge wire.
** Emergency battery remote power supplies cannot be located any more than 50 feet from light fixture, regardless of wire gauge.

Page 4

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

TIER 2 TIER 3

BeveLED Mini® Complete - B3RD
3" Round Downlight

USAI Lighting

BEVEL TRIMS

Classic White Narrow Beams*

Wattage		11W LED	14W LED	17W LED
Light Engine Code		11M3D	14M3D	17M3D
T06 6° beam round optic Clear lens	Lumens	535	620	713
	lm/W	50	44	43
	Intensity (cd)	21750	25231	29001
	UGR	10.5	11.1	11.5
T10 10° beam round optic clear lens	Lumens	544	631	725
	lm/W	51	44	44
	Intensity (cd)	11963	13877	15950
	UGR	11.5	12.0	12.5
Emergency Battery Light Output Multiplier		0.8	0.608	0.513

Classic White High Output**

Wattage		9W LED	15W LED	20W LED	24W LED
Light Engine Code		09X3	15X3	20X3	24X3
25 25° beam round optic Solite lens	Lumens	925	1442	1967	2223
	lm/W	103	99	100	93
	Intensity (cd)	2919	4553	6211	7019
	UGR	10.3	11.9	13.0	13.4
40 40° beam round optic Solite lens	Lumens	1035	1614	2202	2489
	lm/W	115	111	112	104
	Intensity (cd)	2267	3536	4824	5451
	UGR	10.5	12.1	13.2	13.6
55 55° beam round optic Solite lens	Lumens	1040	1622	2212	2500
	lm/W	116	112	113	104
	Intensity (cd)	1333	2079	2836	3205
	UGR	9.9	11.5	12.5	13.0
65 65° beam round optic Solite lens	Lumens	945	1473	2010	2271
	lm/W	105	102	103	95
	Intensity (cd)	740	1153	1574	1778
	UGR	22.2	23.8	24.8	25.3
25 + AS61 25° x 50° beam round optic AS61 lens	Lumens	892	1391	1897	2144
	lm/W	99	94	98	89
	Intensity (cd)	1554	2424	3306	3736
	UGR	15.0	16.6	17.7	18.1
Emergency Battery Light Output Multiplier		0.9	0.58	0.406	0.333

DELIVERED PERFORMANCE

We offer an extremely wide range of wattages, color temperatures, LED color technologies, and beamspreads for this product line, Please refer to tables below and IES files available at usailighting.com for exact performance values for the product configuration you choose to specify. All values are reported at 3000K, with white trim finish. Use multipliers below to calculate output with other color temperatures, CRIs, finishes and lenses.

* Values are based on 3000K, 90+CRI.

** Values are based on 3000K, 80+CRI.

LENS LIGHT OUTPUT MULTIPLIER

Solite (S):	1.00
Frosted (SF):	0.88
Borosilicate Frosted (BF):	0.88
Linear Spread (AS61):	0.80
Warm Filter (CTS25):	0.85

HEXCELL LOUVER LIGHT OUTPUT MULTIPLIER

15°- 30°	35°- 50°	55°- 65°
0.65	0.45	0.33

TRIM FINISH LIGHT OUTPUT MULTIPLIER

Metalized Grey, Conduit Silver, Clear Matte Anodized Bevels:	1.00		
Black, Statuary Bronze, Piano Gloss Black Bevels:	**30°** 0.904	**40°- 55°** 0.954	**65°** 0.845

COLLAR EXTENDER OUTPUT MULTIPLIER

-15-	0.80
-20-	0.70

CORRELATED COLOR TEMPERATURE MULTIPLIER

	Classic White High Output (X3 LED's)														Classic White Narrow Beams (M3D LEDs)			
	2200K	2400K	2700K			3000K			3500K			4000K			2200K	2400K	2700K	3000K
Color Rendering Index:	90+	90+	80+	90+	95+	80+	90+	95+	80+	90+	95+	80+	90+	95+	90+	90+	90+	90+
Multiplier for Lumen:	0.618	0.778	0.960	0.836	0.685	1.00	0.870	0.723	1.017	0.882	0.773	1.026	0.882	0.796	0.666	0.798	0.927	1.00

Page 5

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

Page 6 USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 07/10/2026 T I E R 2 T I E R 3 BeveLED Mini® Complete - B3RD 3” Round Downlight 24W LED PINHOLE TRIMS 665 40 30447 < 1 499 47 22836 < 1 T06 6° beam round optic Clear lens Emergency Battery Light Output Multiplier 0.8 0.608 0.513 11W LEDWattage Light Engine Code 14W LED 579 42 26489 < 1 17W LED T10 10° beam round optic clear lens 11M3D 14M3D 17M3D 490 46 8859 7.2 Lumens lm/W Intensity (cd) UGR Lumens lm/W Intensity (cd) UGR 568 42 10277 7.7 653 40 11812 8.2 594 66 2155 < 1 730 81 1955 < 1 740 82 1283 2.0 460 51 633 10.3 25 25° beam round optic Solite lens 40 40° beam square optic Solite lens 55 55° beam square optic Solite lens 65 65° beam square optic Solite lens Emergency Battery Light Output Multiplier 0.9 0.58 0.406 9W LED 968 65 3512 1.2 1190 79 3185 < 1 1206 80 2090 3.7 750 50 1032 12.0 15W LED 09X3 15X3 1319 67 4790 2.3 1623 82 4344 < 1 1644 83 2850 4.8 1023 52 1406 13.1 20W LED 20X3 Lumens lm/W Intensity (cd) UGR Lumens lm/W Intensity (cd) UGR Lumens lm/W Intensity (cd) UGR Lumens lm/W Intensity (cd) UGR Wattage Light Engine Code 24W LED 24X3 1491 62 5412 2.7 1834 76 4908 1.3 1858 77 3221 5.2 1156 48 1588 13.5 0.333 6 10 25 40 55 65 Pinhole Trim Beam Effect - Downlight Bevel Trim 6 10 25 35 45 49 Note: Pinhole trims may result a reduction of beam spread. Refer to table above for the beam effect. Pinhole Trim (P08H) Beam Classic White Narrow Beams* Classic White High Output** Solite (S): 1.00 Frosted (SF): 0.88 Borosilicate Frosted (BF): 0.88 Linear Spread (AS61): 0.80 Warm Filter (CTS25): 0.85 LENS LIGHT OUTPUT MULTIPLIER HEXCELL LOUVER LIGHT OUTPUT MULTIPLIER 15°- 30° 35°- 50° 55°- 65° 0.65 0.45 0.33 -15- 0.80 -20- 0.70 COLLAR EXTENDER OUTPUT MULTIPLIER Color Rendering Index: Multiplier for Lumen: CORRELATED COLOR TEMPERATURE MULTIPLIER Classic White High Output (X3 LED’s) 2200K 2400K 2700K 3000K 3500K 4000K 2200K 2400K 2700K 3000K 90+ 90+ 80+ 90+ 95+ 80+ 90+ 95+ 80+ 90+ 95+ 80+ 90+ 95+ 90+ 90+ 90+ 90+ 0.618 0.778 0.960 0.836 0.685 1.00 0.870 0.723 1.017 0.882 0.773 1.026 0.882 0.796 0.666 0.798 0.927 1.00 Classic White Narrow Beams (M3D LEDs) DELIVERED PERFORMANCE We offer an extremely wide range of wattages, color temperatures, LED color technologies, and beamspreads for this product line, Please refer to tables below and IES files available at usailighting.com for exact performance values for the product configuration you choose to specify. All values are reported at 3000K, with white trim finish. Use multipliers below to calculate output with other color temperatures, CRIs, finishes and lenses. * Values are based on 3000K, 90+CRI. ** Values are based on 3000K, 80+CRI.

Page 7 USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 07/10/2026 T I E R 2 T I E R 3 BeveLED Mini® Complete - B3RD 3” Round Downlight Color Rendering Index: Multiplier for Lumen: 2700K 3000K 2200K 2700K 3000K 3500K 4000K 5000K 6000K 80+ 90+ 80+ 90+ 90+ 90+ 90+ 90+ 90+ 90+ 90+ 1.00 0.78 1.00 0.83 0.886 0.961 1.00 1.056 1.105 1.188 1.25 CORRELATED COLOR TEMPERATURE MULTIPLIER DELIVERED PERFORMANCE We offer an extremely wide range of wattages, color temperatures, LED color technologies, and beamspreads for this product line, Please refer to tables below and IES files available at usailighting.com for exact performance values for the product configuration you choose to specify. All values are reported at 3000K, with solite glass lens and white trim finish. Use multipliers below to calculate output with other color temperatures, CRIs finishes and lenses. * Values are based on 3000K, 90+CRI. ** Values are based on 3000K, 80+CRI. PINHOLE TRIMS Color Select Tunable White Warm Glow Dimming Wattage 15W LED 20W LED 15W LED 20W LED Light Engine Code 15WG3** 20WG3** 15CS5* 20CS5* 30 Lumens 737 996 590 780 30⁰ beam Im/W 49 49 39 39 round optic Intensity (cd) 2404 3249 2406 3179 Solite Lens UGR < 1 < 1 < 1 < 1 35 Lumens 869 1175 674 891 35⁰ beam Im/W 58 57 45 45 round optic Intensity (cd) 2340 3162 1773 2343 Solite Lens UGR < 1 1.9 1.0 1.9 45 Lumens 919 1242 725 958 45⁰ beam Im/W 61 61 48 48 round optic Intensity (cd) 2061 2785 1650 2158 Solite Lens UGR < 1 < 1 < 1 < 1 55 Lumens 982 1328 848 1121 55⁰ beam Im/W 49 49 57 55 round optic Intensity (cd) 2404 3249 1193 1576 Solite Lens UGR < 1 < 1 14.9 15.9 65 Lumens 597 807 440 851 65⁰ beam Im/W 40 39 29 29 round optic Intensity (cd) 802 1084 596 787 Solite Lens UGR 8.9 9.9 10.1 11.1 Emergency Battery Light Output Multiplier 0.47 0.37 0.58 0.406 BEVEL TRIMS Color Select Tunable White Warm Glow Dimming Wattage 15W LED 20W LED 15W LED 20W LED Light Engine Code 15WG3** 20WG3** 15CS5* 20CS5* 30 Lumens 832 1124 673 850 30⁰ beam Im/W 55 55 43 42 round optic Intensity (cd) 1990 2689 1942 2566 Solite Lens UGR 14.8 15.9 15.3 16.3 35 Lumens 1189 1607 841 1111 35⁰ beam Im/W 79 80 56 55 round optic Intensity (cd) 2269 3066 1896 2504 Solite Lens UGR 14.5 15.6 15.5 16.5 45 Lumens 1175 1588 907 1198 45⁰ beam Im/W 78 80 60 59 round optic Intensity (cd) 1983 2680 2048 2705 Solite Lens UGR 16.0 17.0 13.5 14.5 55 Lumens 1287 1739 895 1182 55⁰ beam Im/W 86 87 60 58 round optic Intensity (cd) 1540 2081 1402 1852 Solite Lens UGR 14.3 15.3 14.6 15.6 65 Lumens 1066 1441 839 1108 65⁰ beam Im/W 71 71 56 55 round optic Intensity (cd) 857 1158 668 882 Solite Lens UGR 24.3 25.4 25.1 26.1 Emergency Battery Light Output Multiplier 0.47 0.37 0.58 0.406 30 35 45 55 65 Pinhole Trim Beam Effect - Downlight Bevel Trim 30 33 40 45 49 Note: Pinhole trims may result a reduction of beam spread. Refer to table above for the beam effect. Pinhole Trim (P08H) Beam Color Select CS5Warm Glow Dimming Metalized Grey, Conduit Silver, Clear Matte Anodized Bevels: Black, Statuary Bronze, Piano Gloss Black Bevels: TRIM FINISH LIGHT OUTPUT MULTIPLIER 1.00 30° 40°- 55° 65° 0.904 0.954 0.845 Solite (S): 1.00 Frosted (SF): 0.88 Borosilicate Frosted (BF): 0.88 Linear Spread (AS61): 0.80 Warm Filter (CTS25): 0.85 LENS LIGHT OUTPUT MULTIPLIER HEXCELL LOUVER LIGHT OUTPUT MULTIPLIER 15°- 30° 35°- 50° 55°- 65° 0.65 0.45 0.33 -15- 0.80 -20- 0.70 COLLAR EXTENDER OUTPUT MULTIPLIER

TIER 2 TIER 3

BeveLED Mini® Complete - B3RD
3" Round Downlight

USAI® Lighting

Trim Details

Trimmed with Flange

Standard Bevel - B3RDF


1" Regress
Bevel Trim Finish
Glass Lens
Flange Finish
1 13/16" Ø
3" Ø
4" Ø

Pinhole Trim - B3RDF-P08H


1"
Black Baffle Finish
Trim Finish
2" Ø
4" Ø



Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light.

Spackle-in Trimless

Standard Bevel - B3RDL


1" Regress
Bevel Finish
Glass Lens
1 13/16" Ø
3 1/8" Ø

Spackle Frame


6"
6"



Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light.

Millwork

Standard Bevel - B3RDM


1" Regress
1/16"
Bevel Trim Finish
Millwork collar finish provided to match bevel finish unless otherwise specified.
Glass Lens
3 1/2" Ø
1 13/16" Ø
3 1/8" Ø



Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light.

Page 8

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

TIER 2 TIER 3

BeveLED Mini® Complete - B3RD
3″ Round Downlight

USAI® Lighting

Housing Details

Flat Housing - FT


3⁵/₁₆″
3″
Max Ceiling Thickness
B3RDF / B3RDL - 1″
B3RDM - 1¹/₈″
1¹/₄″
4¹/₈″
USAI BeveLEDmini
6¹/₂″
5³/₄″
11¹/₂″ (Plan View)
13¹⁵/₁₆″ (Plan View)

Flat Housing, IC-Rated - FTIC
(up to 15W maximum)
Flat Housing, Chicago Plenum Rated - FTCP


3⁵/₁₆″
3³/₁₆″
Max Ceiling Thickness
B3RDF / B3RDL - 1″
B3RDM - 1¹/₈″
1¹/₄″
4¹/₈″
USAI BeveLEDmini
6¹/₂″
5³/₄″
11¹/₂″ (Plan View)
13¹⁵/₁₆″ (Plan View)

Flat Adjustable Housing - FTA2
Flat Adjustable Housing, IC-Rated - FTA2IC
(up to 17W maximum)
Flat Adjustable Housing,
Chicago Plenum Rated - FTA2CP


4″
5¹/₈″
3⁷/₁₆″
Max Ceiling Thickness
B3RDF / B3RDL - 1″
B3RDM - 1¹/₈″
D30 (optional)
19⁵/₈″
17¹/₁₆″
5¹³/₁₆″
USAI BeveLED
10¹/₈″
12⁹/₁₆″
OPTIONAL EM7C
16¹/₂″ (Plan View)
19⁵/₈″ (Plan View)

New Construction Housing - NC1
Insulation-Contact Rated - NC1IC
(up to 20W maximum)
Chicago Plenum Rated - NC1CP


3¹/₂″
6⁵/₈″
5″
Max Ceiling Thickness
B3RDF / B3RDL - 1″
B3RDM - 1¹/₈″
D30 (optional)
18⁵/₈″
16″
5¹/₄″
USAI BeveLEDmini
10¹/₈″
11³/₈″
OPTIONAL EM

* EM battery requires above ceiling access for service.
Not available with NC1IC or NC1CP

Flat Housing for Color Technologies - FTCT
Flat Housing for Color Technologies,
Insulation Contact Rated - FTCTIC
(up to 15W maximum)


4″
Max Ceiling Thickness
B3RDF / B3RDL - 1″
B3RDM - 1¹/₈″
17⁵/₈″
15¹³/₁₆″
¹/₄″
6⁹/₁₆″
USAI BeveLEDmini
8¹/₄″


19⁵/₈″
17¹/₁₆″
D30 (optional)
5¹³/₁₆″
USAI BeveLED
10¹/₈″
11¹/₄″
OPTIONAL EM7

* EM battery requires above ceiling access for service.
Not available with FTA2IC or FTA2CP

NOTE: Aperture plate collar extender accessories available with each housing increase maximum accepted ceiling thickness.

-15-

accepts 1.5" max ceiling thickness, adds 0.5" to overall housing height, reduces light output by 20% in FT, FTIC, FTCP, FTCT, and FTCTIC housings.

-20-

accepts 2" max ceiling thickness, adds 1" to overall housing height. only available with -RM- remote driver housings. reduces light output by 30% in FT, FTIC, FTCP, FTCT, and FTCTIC housings.

Optional Doubler Kits

Use USAI's Doubler kits for repeatable installations of fixture heads in pairs. Swap out existing housing brackets with these revised brackets with notched spacing and heavy duty mounting bars. Only available for specific housings.

B3-FT-DBX

Use with Mini FT, FTIC, and FTCP housings


7″, 8″ or 9″ Spacing
1³/₈″
2¹/₄″
12¹/₂″

B3-FTCT-DBX

Use with Mini FTCT and FTCTIC housings


10″, 11″ or 12″ Spacing
1³/₈″
3³/₄″
16″

B3-FTA2-DBX

Use with Mini FTA2, FTA2IC, and FTA2CP housings


12″, 13″ or 14″ Spacing
1³/₈″
3³/₄″
21″


USAI
USAI

Example view of two
Mini FTA2 housings doubled up

Page 9

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/10/2026

Page 10 USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 07/10/2026 T I E R 2 T I E R 3 BeveLED Mini® Complete - B3RD SPECIFICATIONS 3” Round Downlight FIELD REPLACEABLE LED LIGHT ENGINE is serviceable through the aperture with a Phillips screwdriver. All USAI Lighting light engines feature industry-leading color consistency. FIELD REPLACEABLE INTEGRAL DRIVER Unless otherwise specified, a 0-10V, 100%-1% solid state electronic constant current integral dimming driver with a high power factor is provided standard and sources 2mA. All integral dimming drivers are located within the fixture housing and are serviceable from below the ceiling through the aperture. Some on-time delay may be experienced depending on control system used. All dimming drivers comply with IEEE C62.41 surge protection. INTEGRAL EMERGENCY BATTERY An integral emergency battery pack is available as an option with the NC1 or FTA2 housing and integral driver/power supply only. IOTA emergency battery provides backup power for 90 minutes. EM fixtures are provided with an integral emergency battery that requires above ceiling access for service, and a remote test switch, which comes with a 24” lead length for location of the test switch. Remote EM test switch is dry/damp only; select EMW emergency option for a wet location-rated EM test switch. Select EM7C emergency battery options for California Title 20 Compliant EM pack. Select Emergency Battery Shunt (EMSH) option when specifying D30 integral dimming driver option and plan to connect light fixture to a backup inverter circuit for emergency lighting. Fixtures that have no USAI EM option may be connected to an inverter (by others) for emergency lighting. REMOTE LOCATION POWER SUPPLIES AND ENCLOSURES If a remote dimming driver is required, specify “RM” in the fixture part number and proceed to either the the RP or RE table to complete the dimming driver specification. One remote driver required per fixture. Remote drivers require enclosures by USAI or by others that meet local codes and must be located in an accessible service panel within 100ft of the light fixture; see table for distances, wire gauges, and minimum enclosure size requirements, which vary by driver type. USAI enclosure options include a metal mounting plate (MP) which attaches to the back of each dimming driver and can be installed directly inside a standard 4” square junction box; a single driver enclosure (ENC); or prewired big box enclosures for multiple remote drivers (RE). RE multi driver enclosures are available in 2 sizes: 21”x 21” x 4” (holds up to 6 drivers) or 38” x 21” x 4” (holds up to 12 drivers). Driver enclosures must be surface mounted and are not for recessed applications. All field wiring connections per enclosure must be made to a single branch circuit. All dimming drivers comply with IEEE C62.41 surge protection. Field wiring should be according to NEC code; per article 411.7. EC is responsible for adherence to all local codes. HOUSING All BeveLED Mini fixtures are field-flexible which allows for field changes from trimless or millwork to trimmed with a simple components change with parts from USAI. Housings are fabricated of 20 ga. steel construction with thru wire J-box, 4 in 4 out at min. 90°C, #12 AWG thru branch circuit wiring. FTIC and NC1IC housing for use with 9W, 12W, and 15W light engines only are rated for direct contact with spray foam insulation of R-42 or less. FTIC and FTCTIC housings are IC-rated up to 15W maximum. FTA2IC housings are IC rated up to 17W maximum. NC1IC housing is IC-rated up to 20W maximum. MOUNTING B3RDF overlap flange fixtures are designed for use in sheetrock, acoustical ceiling tile, and many other ceiling materials. B3RDL trimless fixtures are provided with a spackle collar and are designed for use in sheetrock/mud-in ceiling applications. B3RDM millwork fixtures are provided with a millwork collar and are designed for use in wood/millwork and stone construction applications. Butterfly brackets and residential grade adjustable nailer bars extendible from 14” to 24” centers with integral nails are provided standard for attachment to building structure. C-channel bars are optionally available for acoustical ceiling applications. COLLAR EXTENSION FOR THICK CEILINGS All USAI BeveLED Mini housings can accept up to 1” thick ceilings standard. Collar extenders are available to specify with each housing allowing a maximum of up to 1.5” thick ceilings or 2” thick ceilings maximum. The 2” collar extender is only available with remote driver housings. Aperture collar extenders increase overall height of each housing and may result in a reduction in light output; see housing drawings for more details. Remote Emergency Test Switch included with NC1 or FTA2 housing and integral driver only. Above ceiling access required for service. MP JUNCTION BOX MOUNTING PLATE 5-1/8” 3-3/8” 3-3/8” Standard 4” Junction Box Provided by Others ENC SINGLE DRIVER ENCLOSURE 9-11/16” 4-1/8” 2-3/8” 3-7/8”8-3/8” 6-7/16" 4" 2-1/8" 5-5/8" 3/16 Ø 1/2" KO 1/2" KO 9-11/16" ENC WITH EMSH EMERGENCY BATTERY SHUNT NOTE: Enclosure shown with removed cover and Power Supply for clarity purposes

Page 11 USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 07/10/2026 T I E R 2 T I E R 3 BeveLED Mini® Complete - B3RD SPECIFICATIONS 3” Round Downlight DOUBLER MOUNTING KITS Use USAI’s optional Doubler kits for repeatable installations of fixture heads in pairs. Specify and order one doubler kit for every two fixtures that you intend to install in double head configurations. During installation, simply swap out existing housing brackets with the revised brackets with notched spacing provided in the doubler kit and mount with heavy duty mounting bars provided. Only available for specific housings. The kit provided for the FT, FTIC and FTCP housings (B3- FT-DBX) allows trims to be placed with 7”, 8”, or 9” on center spacing. The kit provided for the FTCT and FTCTIC housings (B3-FTCT-DBX) allows trims to be placed with 10”, 11”, or 12” on center spacing. The kit provided for the FTA2, FTA2IC and FTA2CP housings (B3-FTA2-DBX) allows trims to be placed with 12”, 13”, or 14” on center spacing. Doubler kits are not available for the NC1, NC1IC or NC1CP housings. FIXTURE WEIGHT FT, FTIC, and FTCP housings weigh 4 lbs. FTA2, FTA2IC, FTA2CP, FTCT, and FTCTIC housings weigh 10 lbs. NC1, NC1IC, and NC1CP housings weigh 11 lbs. FTA2 housing with EM weighs 13 lbs and NC1 housing with EM weighs 14 lbs. WARRANTY Based on IESNA LM80-2008, BeveLED has a 50,000 hour rated life at 70% lumen maintenance (L70). USAI Lighting Warranty covers replacement parts for 5 years from date of shipment. Ambient temperatures at fixture location should not exceed 40°C during normal operation. CEILING CUT OUT B3RDF Trimmed with Overlap Flange: 3-5/8”Ø B3RDL Trimless Spackle-in: 4-3/16”Ø B3RDM Millwork Knife-edge: 3-9/16”Ø TRIM Two trim options are available. The standard bevel trim provided has a 3” aperture and 1” regressed horizontal trim lens. Flanged (F) trim style has a 1/2” flange, while trimless (L) and millwork (M) options are completely flangeless. A pinhole trim choice (-P08H-) with a 2” aperture is also available, with flanged (F) trim style only. See trim drawings for exact trim dimensions. TRIM FINISH BeveLED Mini trims are available in a wide range of finishes. USAI’s standard powdercoat painted trim finishes are white, conduit silver, gray, black, and bronze. A clear matte anodized bevel and piano gloss black electrocoated bevel are also available with contrast-painted flange finish options. Anti-microbial painted finish available in white. Natatorium finishes are triple-coated for corrosion resistance; these coatings are offered in painted finishes only and are not available for trimless or millwork. All trim finishes are dry/damp/wet location rated, with the exception of the anodized (-AC-) and electrocated (-AB-) bevel finishes, which are dry/damp only. Pinhole trims are always provided with a black matte baffle, with any of the standard powdercoat paint finishes available for the flange only. Please contact the USAI factory with a RAL number specification for custom color trims, or specify the field-paintable primer finish option. GUIDELINES FOR FIELD PAINTING OF TRIMS We strongly recommend that custom paint color be applied by the factory during manufacturing or the “PR” primer option be chosen for field painting, If these options are not chosen, the following guidelines must be followed. Please note that this will void the 1-year finish warranty. 1. Paint Selection: a. Choose paint that is suitable for the application and location of the trim. b. Trims are tested to not exceed an operating temperature of 90°C, with a typical operating temperature of approximately 50°C. The paint chosen must be suitable for continuous operating temperature of 50°C c. Paint must be supplied and furnished by the customer. 2. Surface Preparation: Prepare the trim surfaces according to the paint manufacturer’s instructions. 3. Application Instructions: a. Apply paint only to the trim casting. b. Do not apply paint to glass, mounting clips, or any other components. Important : Any disassembly or modification to the trim will void the trim warranty and may create unsafe operating conditions. LISTINGS Dry/Damp/Wet location under covered ceilings only. Rated for use in steam rooms and saunas, up to 15W maximum; 18W and/or 20W are not for use in steam rooms or saunas. AC and AB trim finishes are dry/damp only. FTIC, FTCP, FTA2IC, FTA2CP, FTCT, FTCTIC, NC1, NC1IC and NC1CP housings are Airtight. EM test switch is dry/damp only. Select EMW option for wet location remote test switch. UL2043 rated for use in air handling plenums. NRTL/CSA-US tested to UL standards. IBEW union made. Declare Label Red-List Approved. CEC/Title 24 2016 JA8 Compliant, see CEC website for exact models included. Certain configurations of this product can be manufactured to comply with requirements for federally funded infrastructure projects. Visit our website for details at www.usailighting.com/buy-american NOTES • Not for use in corrosive environment • Use of pressure washer voids warranty PHOTOMETRICS Consult factory or website for IES files. Tested in accordance with IESNA LM79.

TIER 2 TIER 3

BeveLED Mini® Complete - B3RW
3″ Round Wall Wash

USAI® Lighting

Universal and Field Convertible - Trim | Trimless | Millwork

Trimmed - B3RWF



Trimless - B3RWL

Millwork - B3RWM



usailighting.com/beveledmini

Introducing new and improved BeveLED Mini, the smallest member of our iconic BeveLED family. BeveLED Mini has been infused with upgraded performance for superior light in every application. Now available with the following features, by popular demand:

FEATURES

- New Quiet Comfort Optics Wall Wash Distribution option!
- Upgraded performance and more LED color options than ever before!
- Collar extenders offered standard to accept up to 2″ thick ceilings
- Field Flexibility - it's now easy to change trim in the field between trimmed, trimless and millwork
- Dry/damp/wet location rated for bathrooms and showers, including trimless and millwork
- More dimming options and all color technologies with Custom Color Select Tunable White ranges available
- High color rendering index with superior color quality for all LED color options
- Full family platform with iconic beveled look
- Doubler kit for repeatable two head fixture configuration installations
- Clear overspray protector for installation convenience
- Title 24 JA8 Qualified SKUs

WALL WASH PERFORMANCE DATA*

See page 5 for our extensive range of performance values

LED COLOR CHOICES

	Classic White			Warm Glow Dimming			Color Select		
	9W	-	**24W**	**15W**	-	**20W**	**15W**	-	**20W**
Source Lumens:	1200	-	3000	1625	-	2150	1100	-	1450
Delivered Lumens:	500	-	1800	550	-	1150	425	-	875

*Nominal values are based on 3000K. Performance varies for each specific beamspread and color temperature.

Quiet Comfort Optics Wall Wash Distribution from True Zero 360 (W4) Now Available



82%
light on the wall
Eliminates backlight and scatter



90°
80°
70°
60°
50°
40°
30°
20°
10°
Quiet ceilings with Ultra-low glare, minimal backlight and over 82% of light evenly directed at the wall

TRIM FINISH OPTIONS



White
Grey
Black
Bronze
Custom RAL (example)
Custom RAL (example)

Custom colors and primer finish also available

Page 1

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

TIER 2 TIER 3
HOW TO SPECIFY

USAI Lighting

BeveLED Mini® Complete - B3RW
3″ Round Wall Wash with Integral Driver

Specify fixture part number. (All boxes must be filled in to correctly order).

B3RW__ | ___ | ___ | ___ | ___ | ___ | ___ | ___ | ___ | ___ | ___ | ___

BeveLED Trim Style
- **F** Trimmed with Flange (use with all materials)
- **L** Trimless Spackle-in (use with sheetrock and plaster only) (7)
- **M** Millwork Knife-Edge (use with wood and stone) (7)

Wattage Options / LED Color Options

Classic White Light

Wattage Options	LED Color Options
09X3 9W LED	**22KH** 2200K, 90+ CRI
15X3 15W LED	**24KH** 2400K, 90+ CRI
20X3 20W LED	**27KS** 2700K, 80+ CRI
24X3 24W LED	**27KH** 2700K, 90+ CRI
	27KU 2700K, 95+ CRI, R9 = 98
	30KS 3000K, 80+ CRI
	30KH 3000K, 90+ CRI
	30KU 3000K, 95+ CRI, R9 = 96
	35KS 3500K, 80+ CRI
	35KH 3500K, 90+ CRI
	35KU 3500K, 95+ CRI, R9 = 96
	40KS 4000K, 80+ CRI
	40KH 4000K, 90+ CRI
	40KU 4000K, 95+ CRI, R9 = 96

Warm Glow Dimming

Wattage Options	LED Color Options
15WG3 15W LED	**2722KS** 2700K-2200K, 80+ CRI
20WG3 20W LED	**2722KH** 2700K-2200K, 90+ CRI
	3022KS 3000K-2200K, 80+ CRI
	3022KH 3000K-2200K, 90+ CRI

Color Select Tunable White

Wattage Options	LED Color Options
15CS5 15W LED	**6022KH** 6000K-2200K, 90+ CRI
20CS5 20W LED (4)	**4027KH** 4000K-2700K, 90+ CRI
	3222KH 3250K-2200K, 90+ CRI
	HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Beam Options
- **W2-D1** High Efficiency Wall Wash Optic
- **W4-D4** Quiet Comfort Wall Wash Optic

Bevel Trim Finish Options / *Flange/ Millwork Collar Finish

Bevel Trim Finish Options	*Flange/ Millwork Collar Finish
WH White	**WH** White
SC Conduit Silver	**SC** Conduit Silver
GR Grey	**GR** Grey
BL Black	**BL** Black
BZ Bronze	**BZ** Bronze
PR (7) Primer Finish	**PR** Primer Finish
QW (7) Antimicrobial Paint, White	**QW** Antimicrobial Paint, White
AC (7) Clear Matte Anodized	(choose WH, BL, SC, GR, or BZ paint finish from list above)
AB (7) Piano Gloss Black	
RAL Specify RAL #	**RAL** Specify RAL #

*Leave blank for Trimless

Natatorium Corrosion Protection (optional)
- **NT** Natatorium triple-coat Corrosion resistant (available with "F" flanged trims and painted finishes only)

* Leave blank for non Natatorium trims

Housing Options
- **FT___** Flat Housing New Construction (2, 3,12)
- **FTA2___** Flat Adjustable Housing
- **NC1___** New Construction All-in-One
- **FTCT___** Flat Housing for Color Techologies (12)

• For all of the above leave "___" blank for standard housing)

• Add **IC** to end of housing codes listed above for insulation contact rated version (**15W max for FTIC, FTCTIC, and FTA2IC. 20W max for NC1IC)**

• Add **CP** to end of housing codes listed above for Chicago Plenum rated version (**not available with FTCT)**

Extended Collar for Thick Ceilings*
(leave blank for standard collar, accepts 1" thick ceiling maximum)

- **15** Extended collar accepts up to 1.5" thick ceilings maximum (12)

* Not available with FT, FTIC, FTCP, FTCT, FTCTIC housings

Voltage Options (Select one) / Dimming Driver Options

UNV 120V-277V — *For use with Universal Voltage 120V - 277V*

No Additional Charge
- **D6E** EldoLED 0-10V, 1% (3)
- **D6F** EldoLED 0-10V, 1% (3)

- **D4H** Lutron H ECO, 1% Fade (2, 3, 5, 13)
- **D4C** Lutron Ecosystem, 1% (1, 3, 5)
- **D6A** EldoLED 0-10V, 0.1% (3)
- **D6B** EldoLED 0-10V, 0.1% (3)
- **D7A** EldoLED DALI2, 0.1% (3)
- **D7B** EldoLED DALI2, 0.1% (3)
- **D7E** EldoLED DALI2, 1% (3)
- **D7F** EldoLED DALI2, 1% (3)
- **D28** EldoLED DMX, 0.1% (3,5,8)
- **D30** Lutron Athena wireless enabled with RF Node, 1% (2,3,9)

120V — *For use with 120V only*

No Additional Charge
- **D22** ERP Trimode (0-10V and Phase 2-wire), 1% (3, 6)

- **D19** Hatch Phase 2-wire, 1% (2, 3)
- **D33** Moons' phase 2-wire, 1% (2, 3, 5)

Color Select Tunable White*

UNV 120V-277V — *For use with Color Select only*
- **D36T** Moons 0-10V, 2-Channel for Color Select Tunable White only, 1% (1, 2)
- **D37T** Moons DALI2 DT8, 2-Channel for Color Select Tunable White only, 1% (1, 2)
- **D38T** Moons DMX, 2-Channel for Color Select Tunable White only, 1% (1, 2)
- **D32T** Lutron Athena wireless node, 2-Channel for Color Select Tunable White only, 1% (1, 2)

Emergency Battery (Optional)*
- **EM7** Emergency Battery (10)
- **EM7W** Emergency Battery Wet Location (10)
- **EM7C** Title 20 Compliant Emergency Battery (10)
- **EM7CW** Title 20 Compliant Emergency Battery Wet Location (10)
- **EMSH** Emergency Battery Shunt (2, 3, 11)

*Optional Mounting Accessories
- **CB27** 27" C-Channel Bars
- **CB32** 32" C-Channel Bars
- **CB52** 52" C-Channel Bars
- **B3-FT-DBX** Doubler Kit for FT housing, 7"/8"/9" on-center spacing
- **B3-FTCT-DBX** Doubler Kit for FTCT housing, 10"/11"/12" on-center spacing
- **B3-FTA2-DBX** Doubler Kit for FTA2 housing, 12"/13"/14" on-center spacing

* Residential grade nailer bars provided standard

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2300K (candlelight) | Choose ending color temperature from 5500K (cool daylight) to 2200K (warm candlelight)

Select **HI=__ + LO=__ + KH = HILOKH**

HI		LO	
60	6000K	**40**	4000K
55	5500K	**35**	3500K
50	5000K	**32**	3250K
45	4500K	**30**	3000K
40	4000K	**29**	2900K
35	3500K	**28**	2800K
32	3250K	**27**	2700K
30	3000K	**26**	2600K
29	2900K	**25**	2500K
28	2800K	**24**	2400K
27	2700K	**23**	2300K
26	2600K	**22**	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Notes:
1 Not available with X3 LED
2 Not available with Warm Glow (WG3) LED
3 Not available with Color Select (CS5) LED
4 Not available with NC1IC housing
5 Not available with FT housings
6 Not available with 24W
7 Not available with natatorium finish
8 Not available in FTCT housing with trimless or millwork
9 NC1, FTA2 or FG housing only. Not available with IC or CP housings. Serviceable from below ceiling
10 NC1, FTA2 or FG housing only. Not available with IC or CP housings. Requires above ceiling access for service
11 Available with D30 dimming driver and NC1 housing only. Serviceable from below ceiling
12 Not available with W4 Quiet Comfort Optic

Page 2

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845–565–8500 F: 845–561–1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

TIER 2 TIER 3
HOW TO SPECIFY

USAI® Lighting

BeveLED Mini® Complete - B3RW
3″ Round Wall Wash with Remote Driver

1. Specify fixture part number. (All boxes must be filled in to correctly order).

B3RW__									RM	
BeveLED Trim Style	Wattage Options	LED Color Options	Beam Options	Bevel Trim Finish Options	*Flange/ Millwork Collar Finish	Natatorium Corrosion Protection (optional)	Housing Options	Extended Collar for Thick Ceilings*	Remote Dimming Driver	*Optional Mounting Accessories

BeveLED Trim Style

F
Trimmed with Flange (use with all materials)

L
Trimless Spackle-in (use with sheetrock and plaster only) (2)

M
Millwork Knife-Edge (use with wood and stone (2)

Wattage Options / LED Color Options

Classic White Light

Wattage Options	LED Color Options
09X3 9W LED	**22KH** 2200K, 90+ CRI
15X3 15W LED	**24KH** 2400K, 90+ CRI
20X3 20W LED	**27KS** 2700K, 80+ CRI
24X3 24W LED	**27KH** 2700K, 90+ CRI
	27KU 2700K, 95+ CRI , R9 = 98
	30KS 3000K, 80+ CRI
	30KH 3000K, 90+ CRI
	30KU 3000K, 95+ CRI , R9 = 96
	35KS 3500K, 80+ CRI
	35KH 3500K, 90+ CRI
	35KU 3500K, 95+ CRI , R9 = 96
	40KS 4000K, 80+ CRI
	40KH 4000K, 90+ CRI
	40KU 4000K, 95+ CRI , R9 = 96

Warm Glow Dimming

Wattage Options	LED Color Options
15WG3 15W LED	**2722KS** 2700K-2200K, 80+ CRI
20WG3 20W LED	**2722KH** 2700K-2200K, 90+ CRI
	3022KS 3000K-2200K, 80+ CRI
	3022KH 3000K-2200K, 90+ CRI

Color Select Tunable White

Wattage Options	LED Color Options
15CS5 15W LED	**6022KH** 6000K-2200K, 90+ CRI
20CS5 20W LED	**4027KH** 4000K-2700K, 90+ CRI
	3222KH 3250K-2200K, 90+ CRI
	HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2300K (candlelight)

Choose ending color temperature from 5500K (cool daylight) to 2200K (warm candlelight)

Select
HI=__ + LO=__ + KH = HILOKH

HI		LO	
60	6000K	**40**	4000K
55	5500K	**35**	3500K
50	5000K	**32**	3250K
45	4500K	**30**	3000K
40	4000K	**29**	2900K
35	3500K	**28**	2800K
32	3250K	**27**	2700K
30	3000K	**26**	2600K
29	2900K	**25**	2500K
28	2800K	**24**	2400K
27	2700K	**23**	2300K
26	2600K	**22**	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Beam Options

W2-D1
High Efficiency Wall Wash Optic

W4-D4
Quiet Comfort Wall Wash Optic

Bevel Trim Finish Options / *Flange/Millwork Collar Finish

Bevel Trim Finish Options	*Flange/ Millwork Collar Finish
WH White	**WH** White
SC Conduit Silver	**SC** Conduit Silver
GR Grey	**GR** Grey
BL Black	**BL** Black
BZ Bronze	**BZ** Bronze
PR (2) Primer Finish	**PR** Primer Finish
QW (2) Antimicrobial Paint, White	**QW** Antimicrobial Paint, White
AC (2) Clear Matte Anodized **AB** (2) Piano Gloss Black	(choose WH, BL, SC, GR, or BZ paint finish from list above)
RAL Specify RAL #	**RAL** Specify RAL #

*Leave blank for Trimless

Natatorium Corrosion Protection (optional)

NT
Natatorium triple-coat Corrosion resistant (available with "F" flanged trims and painted finishes only)

* Leave blank for non Natatorium trims

Housing Options

FT____
Flat Housing New Construction (1)

FTA2____
Flat Adjustable Housing

NC1____
New Construction All-in-One

FTCT____
Flat Housing for Color Techologies (1)

- For all of the above leave "____" blank for standard housing)
- Add **IC** to end of housing codes listed above for insulation contact rated version **(15W max for FTIC, FTCTIC, and FTA2IC. 20W max for NC1IC)**
- Add **CP** to end of housing codes listed above for Chicago Plenum rated version **(not available with FTCT)**

Extended Collar for Thick Ceilings*

(leave blank for standard collar, accepts 1" thick ceiling maximum)

15
Extended collar accepts up to 1.5" thick ceilings maximum (1)

* Not available with FT, FTIC, FTCP, FTCT, FTCTIC housings

Remote Dimming Driver

RM
Remote Driver Housings requires remote driver, specify in tables from Step 2 for individual drivers, or use USAI enclosure for multiple drivers. You do not need both

USAI Power Supply Options Next Page

*Optional Mounting Accessories

CB27
27" C-Channel Bars

CB32
32" C-Channel Bars

CB52
52" C-Channel Bars

B3-FT-DBX
Doubler Kit for FT housing, 7"/8"/9" on-center spacing

B3-FTCT-DBX
Doubler Kit for FTCT housing, 10"/11"/12" on-center spacing

B3-FTA2-DBX
Doubler Kit for FTA2 housing, 12"/13"/14" on-center spacing

* Residential grade nailer bars provided standard

Notes:
1 Not available with W4 Quiet Comfort Optic
2 Not available with natatorium finish

Remote driver wiring schematic for Classic White and Warm Glow


RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+)
(-)
FIXTURE
Max Distance 50-100ft
FIXTURE

Remote driver wiring schematic for Color Select Tunable White


RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+) VDC
(-) VDC
(+) Cool CH
(-) Cool CH
(+) Warm CH
(-) Warm CH
FIXTURE
Max Distance 50-100ft

Page 3

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

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BeveLED Mini® Complete - B3RW
3" Round Wall Wash

USAI® Lighting

2. Select Remote Driver (RPB) OR Select USAI Pre-Wired Enclosure (REB). You do not need both.

1 One Remote Driver Per Fixture

Remote Power Supply	Wattage Options	Color Temperature Choice	Voltage	Remote Dimming Type and Level	Remote Emergency Option	Remote Driver Mounting Accessories*
RPB-01 BeveLED Mini Remote Power Supply	**Classic White** **09X3** 9W LED **15X3** 15W LED **20X3** 20W LED **24X3** 24W LED	(Leave blank for Classic White)	**UNV** 120V - 277V	**D4H** Lutron H ECO, 1% Fade (2, 3) **D4C** Lutron Ecosystem, 1% (1, 3) **D6A** EldoLED 0-10V, 0.1% (3) **D6B** EldoLED 0-10V, 0.1% (3) **D6E** EldoLED 0-10V, 1% (3) **D6F** EldoLED 0-10V, 1% (3) **D7A** EldoLED DALI2, 0.1% (3) **D7B** EldoLED DALI2, 0.1% (3) **D7E** EldoLED DALI2, 1% (3) **D7F** EldoLED DALI2, 1% (3) **D28** EldoLED DMX, 0.1% (3) **D30** Lutron Athena wireless enabled with RF Node, 1% (2, 3, 8)	**EM7** EM battery requires remote enclosure by others, minimum size 14.5"L x 6.5"W x 3"H (6, 7) **EM7C** T20 Compliant EM battery requires remote enclosure by others, minimum size 17"L x 6.5"W x 3"H (6, 7)	**MP** Junction Box Mounting Plate, 5-1/8" x 5-1/8" **ENC** Single Driver enclosure, 4-1/8" x 9-11/16" x 2-3/8"
	Warm Glow **15WG3** 15W LED **20WG3** 20W LED	(Leave blank for Warm Glow Dimming)	**120V** 120V Only	**D19** Hatch Phase 2-wire, 1% (2, 3, 5) **D22** ERP Trimode (0-10V and Phase 2-wire), 1% (3, 5, 6, 8)	**EMSH** Emergency Battery Shunt (2, 3, 8, 9)	* If Remote Driver Mounting Accessories selection is left blank, driver will be provided with accessories for mounting in enclosure by others. See page 10 for remote driver enclosure sizing requirements.
	Color Select Tunable White **15CS5** 15W LED **20CS5** 20W LED	**6022KH** 6000K-2200K, 90+ CRI **4027KH** 4000K-2700K, 90+ CRI **3222KH** 3250K-2200K, 90+ CRI **HILOKH*** * specify custom range	**UNV** 120V - 277V	**D36T** Moons' 0-10V 2-Channel, 1% (1, 2, 4, 6) **D37T** Moons' DALI2 DT8 2-Channel, 1% (1, 2, 4, 6) **D38T** Moons' DMX 2-Channel, 1% (1, 2, 4, 6) **D32T** Lutron Athen wireless node 2-Channel, 1% (1, 2, 4, 6, 8)		

Notes
1 Not available with Classic White
2 Not available with Warm Glow
3 Not available with Color Select
4 Only available with Color Select
5 Not available with 24W
6 Not available with MP jbox accessory
7 Not available with ENC single driver enclosure; enclosure by others required.
8 Must be specified and shipped with ENC single driver enclosure accessory. Not available with EM batteries.
9 Available with D30 and D32T Lutron Athena dimming driver only

Remote Enclosure	Enclosure Size	Driver Quantity Per Enclosure	Fixture per Driver	Fixture Wattage	Voltage	Remote Dimming Type and Dim Level
REB BeveLED Mini Remote Driver Enclosure	**2121** Enclosure Size 21" x 21" x 4" (houses 6 drivers maximum)	**01** driver **02** drivers **03** drivers **04** drivers **05** drivers **06** drivers	**01** 1 Fixture per Remote Driver	**Classic White** **09X3** 9W LED **15X3** 15W LED **20X3** 20W LED **24X3** 24W LED	**UNV** 120V - 277V	**1-D6A** EldoLED 0-10V, 0.1% **1-D6B** EldoLED 0-10V, 0.1% **1-D6E** EldoLED 0-10V, 1% **1-D6F** EldoLED 0-10V, 1% **1-D7A** EldoLED DALI2, 0.1% **1-D7B** EldoLED DALI2, 0.1% **1-D7E** EldoLED DALI2, 1% **1-D7F** EldoLED DALI2, 1% **1-D28** EldoLED DMX, 0.1% **1-D4H** Lutron H ECO, 1% (1)
	3821 Enclosure Size 38" x 21" x 4" (houses 12 drivers maximum)	**07** drivers **08** drivers **09** drivers **10** drivers **11** drivers **12** drivers		**Warm Glow** **15WG3** 15W LED **20WG3** 20W LED	**120V** only	**1-D19** Hatch phase 2-wire, 1% (1) **1-D22** ERP Trimode (0-10V and Phase 2-wire), 1% (2)

Notes: 1 Not available with WG3 LEDs
2 Not available with 24W

21"



21" 2121 Enclosure holds 6 drivers max

38" 3821 Enclosure holds 12 drivers max

* Note: All connections per enclosure are to be connected to a single branch circuit. Enclosures cannot be recessed; for use in surface mount installations only.

Max distance 50-100 ft, see wire gauge and distance requirements for each driver type in table below

Remote Power Supply Option		Wire Gauge Required*	RP only	EM7**	EM7C**	EMSH
UNV-D6A	EldoLED 0-10V, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6B	EldoLED 0-10V, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6E	EldoLED 0-10V, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6F	EldoLED 0-10V, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7A	EldoLED DALI2, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7B	EldoLED DALI2, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7E	EldoLED DALI2, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7F	EldoLED DALI2, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D28	EldoLED DMX, 0.1%	18/16	9" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4C	Lutron EcoSystem, 1%	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4H	Lutron H ECO, 1% Fade	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D30	Lutron Athena Wireless, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd
120V-D19	Hatch 2-wire phase, 1%	14/12	5.75" L x 2.625" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
120V-D22	ERP Trimode 0-10V & phase, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A
UNV-D36T	Moons 0-10V 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D37T	Moons DALI2 DT8 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D38T	Moons DMX 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D32T	Lutron Athena Wireless Moons 0-10V 2-Channel, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd

* Wire gauge 14/12 = Maximum distance from light fixture to remote power supply is 100' using 12 gauge wire, 50' using 14 gauge wire.
* Wire gauge 18/16 = Maximum distance from light fixture to remote power supply is 100' using 16 gauge wire, 50' using 18 gauge wire.
** Emergency battery remote power supplies cannot be located any more than 50 feet from light fixture, regardless of wire gauge.

Page 4

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

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BeveLED Mini® Complete - B3RW
3" Round Wall Wash

USAI® Lighting

DELIVERED PERFORMANCE

We offer an extremely wide range of wattages, color temperatures, LED color technologies, and beamspreads for this product line, Please refer to tables below and IES files available at usailighting.com for exact performance values for the product configuration you choose to specify. All values are reported at 3000K, with white trim finish. Use multipliers below to calculate output with other color temperatures, CRIs, finishes and lenses.

* Values are based on 3000K, 90+CRI.

** Values are based on 3000K, 80+CRI.

High Efficiency Wall Wash Performance (W2)

Color Technology	Wattage	Light Engine Code	Lumens	lm/W	Intensity (cd)	Emergency Battery Light Output Multiplier
Classic White	9W LED	09X3 **	720	80	330	0.9
	15W LED	15X3 **	1173	81	538	0.63
	20W LED	20X3 **	1600	82	734	0.49
	24W LED	24X3 **	1808	75	829	0.333
Warm Glow Dimming	15W LED	15WG3 **	848	57	389	0.47
	20W LED	20WG3 **	1145	58	525	0.37
Color Select Tunable White	15W LED	15CS5*	668	45	306	0.58
	20W LED	20CS5*	881	45	404	0.406

Quiet Comfort Optics Wall Wash Performance (W4)

Color Technology	Wattage	Light Engine Code	Lumens	lm/W	Intensity (cd)	Emergency Battery Light Output Multiplier
Classic White	9W LED	09X3 **	483	54	757	0.9
	15W LED	15X3 **	753	50	1181	0.63
	20W LED	20X3 **	1028	51	1611	0.49
	24W LED	24X3 **	1162	48	1821	0.333
Warm Glow Dimming	15W LED	15WG3 **	544	36	854	0.47
	20W LED	20WG3 **	735	37	1154	0.37
Color Select Tunable White	15W LED	15CS5*	429	29	672	0.58
	20W LED	20CS5*	566	28	888	0.406

CORRELATED COLOR TEMPERATURE MULTIPLIER

Classic White High Output (X3 LED's)

	2200K	2400K	2700K			3000K			3500K			4000K		
Color Rendering Index:	90+	90+	80+	90+	95+	80+	90+	95+	80+	90+	95+	80+	90+	95+
Multiplier for Lumen	0.618	0.778	0.960	0.836	0.685	1.00	0.870	0.723	1.017	0.882	0.773	1.026	0.882	0.796

CORRELATED COLOR TEMPERATURE MULTIPLIER

Warm Glow Dimming

	2700K		3000K	
Color Rendering Index:	80+	90+	80+	90+
Multiplier for Lumen	1.00	0.78	1.00	0.83

Color Select CS5

	2200K	2700K	3000K	3500K	4000K	5000K	6000K
Color Rendering Index:	90+	90+	90+	90+	90+	90+	90+
Multiplier for Lumen	0.886	0.961	1.00	1.056	1.105	1.188	1.250

TRIM FINISH LIGHT OUTPUT MULTIPLIER

Metalized Grey, Conduit Silver, Clear Matte Anodized Bevels:	1.00
Black, Statuary Bronze, Piano Gloss Black Bevels:	0.845

Page 5

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

©2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

Page 6 3” Round Wall Wash BeveLED Mini® Complete - B3RW © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 02/25/2026 T I E R 2 T I E R 3 Trim Details Glass Lens Flange Finish Bevel Trim Finish Glass Lens Bevel Finish Bevel Trim Finish Glass Lens Millwork collar fi nish provided to match bevel fi nish unless otherwise specifi ed. 1/4” 230 3” Ø 4” Ø 1/4” 230 33/8” Ø 31/2” Ø 33/8” Ø 230 1/4” 1/16” Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light. Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light. Clear acrylic overspray protector provided standard with every housing to keep out dust and contaminants during construction. Allows for use as work light. 6” 6” Spackle Frame Trimmed B3RWF-D1 for W2 High Effi ciency Optic B3RWF-D4 for W4 Quiet Comfort Optic Trimless B3RWL-D1 for W2 High Effi ciency Optic B3RWL-D4 for W4 Quiet Comfort Optic Millwork B3RWM-D1 for W2 High Effi ciency Optic B3RWM-D4 for W4 Quiet Comfort Optic 4” Ø 180 230 33/8” Ø 1/16” 180 33/8” Ø 31/2” Ø 3” Ø USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com

Page 7 3” Round Wall Wash BeveLED Mini® Complete - B3RW © 2017. USAI, LLC. All rights reserved. All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending. USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC. Revised 02/25/2026 T I E R 2 T I E R 3 Housing Details Flat Housing, IC-Rated - FTIC (up to 15W maximum) Flat Housing, Chicago Plenum Rated - FTCP Flat Adjustable Housing - FTA2 Flat Adjustable Housing, IC-Rated - FTA2IC (up to 17W max) Flat Adjustable Housing,Chicago Plenum Rated - FTA2CP Flat Housing - FT New Construction Housing - NC1 Insulation-Contact Rated - NC1IC (up to 20W maximum) Chicago Plenum Rated - NC1CP 53/4” 1315/16” (Plan View) 111/2” (Plan View) 3” 51/8” 195/8” (Plan View) 161/2” (Plan View) 513/16” 101/8” 101/8” 31/2” 51/4” 185/8” 113/8” Flat Housing for Color Technologies - FTCT Flat Housing for Color Technologies, Insulation Contact Rated - FTCTIC (up to 15W maximum) 81/4” 4” Max Ceiling Thickness B3RWF / B3RWL - 1” B3RWM - 11/8” 69/16” NOTE: Aperture plate collar extender accessories available with each housing increase maximum accepted ceiling thickness. -15- accepts 1.5” max ceiling thickness adds 0.5” to overall housing height Available with NC1, NC1IC, NC1CP, FTA2, FTA2IC, and FTA2CP housings only. Not available with FT, FTIC, FTCP, FTCT or FTCTIC housings. * EM battery requires above ceiling access for service. Not available with FTA2IC or FTA2CP 129/16” * EM battery requires above ceiling access for service. Not available with NC1IC or NC1CP 35/16” 61/2” 41/8”11/4” OPTIONAL EM 16” 1513/16” 175/8” 1/4” 171/16” 195/8” 4” 37/16” 53/4” 1315/16” (Plan View) 111/2” (Plan View) 33/16” 35/16” 61/2” 41/8”11/4” D30 (optional) D30 (optional) Max Ceiling Thickness B3RWF / B3RWL - 1” B3RWM - 11/8” 5” 65/8” Max Ceiling Thickness B3RWF / B3RWL - 1” B3RWM - 11/8” Max Ceiling Thickness B3RWF / B3RWL - 1” B3RWM - 11/8” Max Ceiling Thickness B3RWF / B3RWL - 1” B3RWM - 11/8” Optional Doubler Kits B3-FT-DBX Use with Mini FT, FTIC, and FTCP housings B3-FTCT-DBX Use with Mini FTCT and FTCTIC housings 7”, 8” or 9” Spacing 121/2” 21/4” 13/8” 10”, 11” or 12” Spacing 16” 33/4” 13/8” 21” 12”, 13” or 14” Spacing 33/4” 13/8” 513/16” 171/16” 195/8” 101/8” 111/4” D30 (optional) OPTIONAL EM7C OPTIONAL EM7 Example view of two Mini FTA2 housings doubled up Use USAI’s Doubler kits for repeatable installations of fi xture heads in pairs. Swap out existing housing brackets with these revised brackets with notched spacing and heavy duty mounting bars. Only available for specifi c housings. B3-FTA2-DBX Use with Mini FTA2, FTA2IC, and FTA2CP housings USAI LIGHTING HEADQUARTERS 1126 River Road New Windsor, NY 12553 T: 845–565–8500 F: 845–561–1130 info@usailighting.com

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BeveLED Mini® Complete - B3RW
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USAI Lighting

BEVELED MINI SPECIFICATIONS

FIELD REPLACEABLE LED LIGHT ENGINE
is serviceable through the aperture with a Phillips screwdriver. All USAI Lighting light engines feature industry-leading color consistency.

ADJUSTMENT
360° horizontal locking in 90° increments.

FIELD REPLACEABLE INTEGRAL DRIVER
Unless otherwise specified, a 0-10V, 100%-1% solid state electronic constant current integral dimming driver with a high power factor is provided standard and sources 2mA. All integral dimming drivers are located within the fixture housing and are serviceable from below the ceiling through the aperture. Some on-time delay may be experienced depending on control system used. All dimming drivers comply with IEEE C62.41 surge protection.

INTEGRAL EMERGENCY BATTERY
An integral emergency battery pack is available as an option with the NC1 or FTA2 housing and integral driver/power supply only. IOTA emergency battery provides backup power for 90 minutes. EM fixtures are provided with an integral emergency battery that requires above ceiling access for service, and a remote test switch, which comes with a 24" lead length for location of the test switch. Remote EM test switch is dry/damp only; select EMW emergency option for a wet location-rated EM test switch. Select EM7C emergency battery options for California Title 20 Compliant EM pack. Select Emergency Battery Shunt (EMSH) option when specifying D30 integral dimming driver option and plan to connect light fixture to a backup inverter circuit for emergency lighting. Fixtures that have no USAI EM option may be connected to an inverter (by others) for emergency lighting.



Test Switch included with
NC1 or FTA2 housing and integral driver only.
Above ceiling access required for service.

REMOTE LOCATION POWER SUPPLIES AND ENCLOSURES
If a remote dimming driver is required, specify "RM" in the fixture part number and proceed to either the the RP or RE table to complete the dimming driver specification. One remote driver required per fixture. Remote drivers require enclosures by USAI or by others that meet local codes and must be located in an accessible service panel within 100ft of the light fixture; see table for distances, wire gauges, and minimum enclosure size requirements, which vary by driver type. USAI enclosure options include a metal mounting plate (MP) which attaches to the back of each dimming driver and can be installed directly inside a standard 4" square junction box; a single driver enclosure (ENC); or prewired big box enclosures for multiple remote drivers (RE). RE multi driver enclosures are available in 2 sizes: 21"x 21" x 4" (holds up to 6 drivers) or 38" x 21" x 4" (holds up to 12 drivers). Driver enclosures must be surface mounted and are not for recessed applications. All field wiring connections per enclosure must be made to a single branch circuit. All dimming drivers comply with IEEE C62.41 surge protection. Field wiring should be according to NEC code; per article 411.7. EC is responsible for adherence to all local codes.

MP JUNCTION BOX MOUNTING PLATE


5-1/8"
Standard 4" Junction Box Provided by Others
3-3/8"
3-3/8"

ENC SINGLE DRIVER ENCLOSURE


9-11/16"
4-1/8"
8-3/8"
3-7/8"
2-3/8"

NOTE: Enclosure shown with removed cover and Power Supply for clarity purposes

ENC WITH EMSH EMERGENCY BATTERY SHUNT


6-7/16"
3/16 Ø
4"
2-1/8"
5-5/8"
9-11/16"
1/2" KO
1/2" KO

HOUSING
All BeveLED Mini fixtures are field-flexible which allows for field changes from trimless or millwork to trimmed with a simple components change with parts from USAI. Housings are fabricated of 20 ga. steel construction with thru wire J-box, 4 in 4 out at min. 90°C, #12 AWG thru branch circuit wiring. FTIC and NC1IC housing for use with 9W, 12W, and 15W light engines only are rated for direct contact with spray foam insulation of R-42 or less. FTIC , FTCTIC, and FTA2IC housings are IC-rated up to 15W maximum. NC1IC housings are IC-rated up to 20W maximum.

MOUNTING
B3RWF overlap flange fixtures are designed for use in sheetrock, acoustical ceiling tile, and many other ceiling materials. B3RWL trimless fixtures are provided with a spackle collar and are designed for use in sheetrock/mud-in ceiling applications. B3RWM millwork fixtures are provided with a millwork collar and are designed for use in wood/millwork and stone construction applications. Butterfly brackets and residential grade adjustable nailer bars extendible from 14" to 24" centers with integral nails are provided standard for attachment to building structure. C-channel bars are optionally available for acoustical ceiling applications.

Page 8

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

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BeveLED Mini® Complete - B3RW
3" Round Wall Wash

USAI® Lighting

BEVELED MINI SPECIFICATIONS

COLLAR EXTENSION FOR THICK CEILINGS
All USAI BeveLED Mini housings can accept up to 1" thick ceilings standard. Collar extenders are available to specify with each housing allowing a maximum of up to 1.5" thick ceilings. Aperture collar extenders increase overall height of each housing and may result in a reduction in light output; see housing drawings for more details.

DOUBLER MOUNTING KITS
Use USAI's optional Doubler kits for repeatable installations of fixture heads in pairs. Specify and order one doubler kit for every two fixtures that you intend to install in double head configurations. During installation, simply swap out existing housing brackets with the revised brackets with notched spacing provided in the doubler kit and mount with heavy duty mounting bars provided. Only available for specific housings. The kit provided for the FT, FTIC and FTCP housings (B3-FT-DBX) allows trims to be placed with 7", 8", or 9" on center spacing. The kit provided for the FTCT and FTCTIC housings (B3-FTCT-DBX) allows trims to be placed with 10", 11", or 12" on center spacing. The kit provided for the FTA2, FTA2IC and FTA2CP housings (B3-FTA2-DBX) allows trims to be placed with 12", 13", or 14" on center spacing. Doubler kits are not available for the NC1, NC1IC or NC1CP housings.

FIXTURE WEIGHT
FT, FTIC, and FTCP housings weigh 4 lbs. FTA2, FTA2IC, FTA2CP, FTCT, and FTCTIC housings weigh 10 lbs. NC1, NC1IC, and NC1CP housings weigh 11 lbs. FTA2 housing with EM weighs 13 lbs and NC1 housing with EM weighs 14 lbs.

WARRANTY
Based on IESNA LM80-2008, BeveLED has a 50,000 hour rated life at 70% lumen maintenance (L70). USAI Lighting Warranty covers replacement parts for 5 years from date of shipment. Ambient temperatures at fixture location should not exceed 40°C during normal operation.

CEILING CUT OUT
B3RWF Trimmed with Overlap Flange: 3-5/8"Ø
B3RWL Trimless Spackle-in: 4-3/16"Ø
B3RWM Millwork Knife-edge: 3-9/16"Ø

TRIM FINISH
BeveLED Mini trims are available in a wide range of finishes. USAI's standard powdercoat painted trim finishes are white, conduit silver, gray, black, and bronze. A clear matte anodized bevel and piano gloss black electrocoated bevel are also available with contrast-painted flange finish options. Anti-microbial painted finish available in white. Natatorium finishes are triple-coated for corrosion resistance; these coatings are offered in painted finishes only and are not available for trimless or millwork. All trim finishes are dry/damp/wet location rated, with the exception of the anodized (-AC-) and electrocated (-AB-) bevel finishes, which are dry/damp only. Please contact the USAI factory with a RAL number specification for custom color trims, or specify the field-paintable primer finish option.

GUIDELINES FOR FIELD PAINTING OF TRIMS
We strongly recommend that custom paint color be applied by the factory during manufacturing or the "PR" primer option be chosen for field painting, If these options are not chosen, the following guidelines must be followed. Please note that this will void the 1-year finish warranty.

1. **Paint Selection:**
   a. Choose paint that is suitable for the application and location of the trim.
   b. Trims are tested to not exceed an operating temperature of 90°C, with a typical operating temperature of approximately 50°C. The paint chosen must be suitable for continuous operating temperature of 50°C
   c. Paint must be supplied and furnished by the customer.
2. **Surface Preparation: Prepare the trim surfaces according to the paint manufacturer's instructions.**
3. **Application Instructions:**
   a. Apply paint only to the trim casting.
   b. Do not apply paint to glass, mounting clips, or any other components.

Important : Any disassembly or modification to the trim will void the trim warranty and may create unsafe operating conditions.

LISTINGS
Dry/Damp/Wet location under covered ceilings only. Rated for use in steam rooms and saunas, up to 15W maximum; 18W and/or 20W are not for use in steam rooms or saunas. AC and AB trim finishes are dry/damp only. FTIC, FTCP, FTA2IC, FTA2CP, FTCT, FTCTIC, NC1, NC1IC and NC1CP housings are Airtight. EM test switch is dry/damp only. Select EMW option for wet location remote test switch. UL2043 rated for use in air handling plenums. NRTL/CSA-US tested to UL standards. IBEW union made. Declare Label Red-List Approved. CEC/Title 24 2016 JA8 Compliant, see CEC website for exact models included. Certain configurations of this product can be manufactured to comply with requirements for federally funded infrastructure projects. Visit our website for details at at www.usailighting.com/buy-american

c SP US Declare.

NOTES
- Not for use in corrosive environment
- Use of pressure washer voids warranty

PHOTOMETRICS
Consult factory or website for IES files. Tested in accordance with IESNA LM79.

Page 9

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2017. USAI, LLC. All rights reserved.
All designs protected by copyright. Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 9,671,091. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 02/25/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD Round Downlight

USAI Lighting


8″
or
10″

Surface Mount



Surface Mount Conduit Cutout with Surface J-Box


8″
or
10″

Cable Mount Pendant



Conduit Cutout with Surface J-Box


8″
or
10″

Canopy Mounted Driver Option

ROUND DOWNLIGHT CYLINDER PERFORMANCE DATA

See page 7 for details

	LED COLOR CHOICES		
	Classic White	Warm Glow Dimming	Color Select
	9W - 20W	15W - 20W	15W - 20W
Source Lumens:	1200 - 2725	1625 - 2150	1100 - 1450
Delivered Lumens:	900 - 2200	825 - 1750	675 - 1175

*Nominal values are based on 3000K. Performance varies for each specific beamspread and color temperature.
See IES files for exact values at usailighting.com.

Page 1

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695,
10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and
Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

HOW TO SPECIFY

BeveLED Mini® Cylinder - CMRD
Round Downlight with Integral Driver

USAI® Lighting

1. Specify fixture part number. (All boxes must be filled in to correctly order)

CMRD__								
Fixture Size	Wattage Options	LED Color Options	Beam Options	Lens Options	Finish	Mounting Options	Voltage Options (Select one)	Dimming Driver Options

Fixture Size

CMRD8 8" Length Round Downlight Cylinder (2, 3)

CMRD10 10" Length Round Downlight Cylinder

Classic White Light

Wattage Options	LED Color Options	Beam Options
09X3 9W LED	**22KH** 2200K, 90+ CRI	**25** 25° beam
15X3 15W LED	**24KH** 2400K, 90+ CRI	**40** 40° beam
20X3 20W LED	**27KS** 2700K, 80+ CRI	**55** 55° beam
	27KH 2700K, 90+ CRI	**65** 65° beam
	27KU 2700K, 95+ CRI, R9 = 98	
	30KS 3000K, 80+ CRI	
	30KH 3000K, 90+ CRI	
	30KU 3000K, 95+ CRI, R9 = 96	
	35KS 3500K, 80+ CRI	
	35KH 3500K, 90+ CRI	
	35KU 3500K, 95+ CRI, R9 = 96	
	40KS 4000K, 80+ CRI	
	40KH 4000K, 90+ CRI	
	40KU 4000K, 95+ CRI, R9 = 96	

Warm Glow Dimming

Wattage Options	LED Color Options	Beam Options
15WG3 15W LED (4)	**2722KS** 2700K-2200K, 80+ CRI	**30** 30° beam
20WG3 20W LED (4)	**2722KH** 2700K-2200K, 90+ CRI	**35** 35° beam
	3022KS 3000K-2200K, 80+ CRI	**45** 45° beam
	3022KH 3000K-2200K, 90+ CRI	**55** 55° beam
		65 65° beam

Color Select Tunable White

Wattage Options	LED Color Options
15CS5 15W LED (4)	**6022KH** 6000K-2200K, 90+ CRI
20CS5 20W LED (4)	**4027KH** 4000K-2700K, 90+ CRI
	3222KH 3250K-2200K, 90+ CRI
	HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Lens Options

S Solite (provided standard)

SF Solite Frosted

BF Borosilicate Frosted

AS61 Linear Spread

CTS25 Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K

HX Hexcell Louver Trim Lens

Notes:
1 Not available with Classic White (X3 LED)
2 Not available for Warm Glow (WG3 LED)
3 Not available for Color Select (CS5 LED)
4 Not available with 8" length CMRD8
5 Not available with cable mount

Finish

WH White



SC Conduit Silver



GR Grey



BL Black



BZ Bronze



RAL Custom Color Specify RAL #

Mounting Options

SM Surface Mount to recessed junction box

CC Conduit Cutout for surface mounted 4" octagonal junction box

Rigid Stem Mount + Conduit Cutout Canopy Style (Field Cuttable)

PJ1A 2' Nominal Length
PJ2A 4' Nominal Length
PJ3A 8' Nominal Length

Rigid Stem Mount + Recessed JBox Canopy Style (Field Cuttable)

PR1A 2' Nominal Length
PR2A 4' Nominal Length
PR3A 8' Nominal Length

Cable Mount + Conduit Cutout Canopy Style (Field Cuttable)

CJ1 2' Nominal Length (3)
CJ2 4' Nominal Length (3)
CJ3 8' Nominal Length (3)

Cable Mount + Recessed JBox Canopy Style (Field Cuttable)

CR1 2' Nominal Length (3)
CR2 4' Nominal Length (3)
CR3 8' Nominal Length (3)

Voltage Options / Dimming Driver Options

UNV 120V-277V

For use with Universal Voltage 120V - 277V

No Additional Charge

D6E EldoLED 0-10V, 1% (3, 4)

D6F EldoLED 0-10V, 1% (3, 4)

D4H Lutron H ECO, 1% Fade (2, 3, 4)

D4C Lutron Ecosystem, 1% (1, 3, 4, 5)

D6A EldoLED 0-10V, 0.1% (3, 4)

D6B EldoLED 0-10V, 0.1% (3, 4)

D7A EldoLED DALI2, 0.1% (3, 4)

D7B EldoLED DALI2, 0.1% (3, 4)

D7E EldoLED DALI2, 1% (3, 4)

D7F EldoLED DALI2, 1% (3, 4)

120V

For use with 120V only

No Additional Charge

D22 ERP Trimode (0-10V and Phase 2-wire), 1% (3)

D19 Hatch Phase 2-wire, 1% (2, 3, 4)

Color Select Tunable White®

UNV 120V-277V

For use with Color Select only

D36T Moons 0-10V, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4, 5)

D37T Moons DALI2 DT8, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4)

D38T Moons DMX, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4, 5)

Color Select Tunable White

CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2600K (candlelight) | Choose ending color temperature from 4000K (cool daylight) to 2200K (warm candlelight)

Select **HI=__ + LO=__ + KH = HILOKH**

HI		LO	
60	6000K	40	4000K
55	5500K	35	3500K
50	5000K	32	3250K
45	4500K	30	3000K
40	4000K	29	2900K
35	3500K	28	2800K
32	3250K	27	2700K
30	3000K	26	2600K
29	2900K	25	2500K
28	2800K	24	2400K
27	2700K	23	2300K
26	2600K	22	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification



Surface Mount (SM)



Cable Mount (CR1, CR2, CR3)



Conduit Cutout Cable Mount (CJ1, CJ2, CJ3)



Conduit Cutout Surface Mount (CC)

Page 2

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

HOW TO SPECIFY

BeveLED Mini® Cylinder - CMRD
Round Downlight with Recessed Driver Enclosure Rough-In

USAI® Lighting

1. Specify fixture part number. (All boxes must be filled in to correctly order)

CMRD__							RM			
Fixture Size	Wattage Options	LED Color Options	Beam Options	Lens Options	Finish	Mounting Options	Remote Driver Option	Voltage Options (Select one)	Dimming Driver Options	Recessed Rough-In for Remote Driver

Fixture Size
CMRD8 8" Length Round Downlight Cylinder

CMRD10 10" Length Round Downlight Cylinder

Classic White Light

Wattage Options
- **09X3** 9W LED
- **15X3** 15W LED
- **20X3** 20W LED

LED Color Options
- **22KH** 2200K, 90+ CRI
- **24KH** 2400K, 90+ CRI
- **27KS** 2700K, 80+ CRI
- **27KH** 2700K, 90+ CRI
- **27KU** 2700K, 95+ CRI, R9 = 98
- **30KS** 3000K, 80+ CRI
- **30KH** 3000K, 90+ CRI
- **30KU** 3000K, 95+ CRI, R9 = 96
- **35KS** 3500K, 80+ CRI
- **35KH** 3500K, 90+ CRI
- **35KU** 3500K, 95+ CRI, R9 = 96
- **40KS** 4000K, 80+ CRI
- **40KH** 4000K, 90+ CRI
- **40KU** 4000K, 95+ CRI, R9 = 96

Beam Options
- **25** 25° beam
- **40** 40° beam
- **55** 55° beam
- **65** 65° beam

Warm Glow Dimming

Wattage Options
- **15WG3** 15W LED
- **20WG3** 20W LED

LED Color Options
- **2722KS** 2700K-2200K, 80+ CRI
- **2722KH** 2700K-2200K, 90+ CRI
- **3022KS** 3000K-2200K, 80+ CRI
- **3022KH** 3000K-2200K, 90+ CRI

Beam Options
- **30** 30° Beam
- **35** 35° beam
- **45** 45° beam
- **55** 55° beam
- **65** 65° beam

Color Select Tunable White

Wattage Options
- **15CS5** 15W LED
- **20CS5** 20W LED

LED Color Options
- **6022KH** 6000K-2200K, 90+ CRI
- **4027KH** 4000K-2700K, 90+ CRI
- **3222KH** 3250K-2200K, 90+ CRI
- **HILOKH*** * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2600K (candlelight) — Choose ending color temperature from 4000K (cool daylight) to 2200K (warm candlelight)

Select HI=_ _ + LO=_ _ + KH = HILOKH

HI		LO	
60	6000K	40	4000K
55	5500K	35	3500K
50	5000K	32	3250K
45	4500K	30	3000K
40	4000K	29	2900K
35	3500K	28	2800K
32	3250K	27	2700K
30	3000K	26	2600K
29	2900K	25	2500K
28	2800K	24	2400K
27	2700K	23	2300K
26	2600K	22	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Lens Options
- **S** Solite (provided standard)
- **SF** Solite Frosted
- **BF** Borosilicate Frosted
- **AS61** Linear spread
- **CTS25** Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K
- **HX** Hexcell Louver Trim Lens

Finish
WH White



SC Conduit Silver



GR Grey



BL Black



BZ Bronze



RAL Custom Color Specify RAL #

Mounting Options
SM Surface Mount

Rigid Stem Mount + Recessed JBox Canopy Style (Field Cuttable)
- **PR1A** 2' Nominal Length
- **PR2A** 4' Nominal Length
- **PR3A** 8' Nominal Length

Cable Mount + Recessed JBox Canopy Style (Field Cuttable)
- **CR1** 2' Nominal Length
- **CR2** 4' Nominal Length
- **CR3** 8' Nominal Length

Remote Driver Option
RM Remote dimming driver

Voltage Options / Dimming Driver Options

UNV 120V-277V — *For use with Universal Voltage 120V - 277V*

No Additional Charge
- **D6E** EldoLED 0-10V, 1% (3)
- **D6F** EldoLED 0-10V, 1% (3)

- **D4H** Lutron H ECO, 1% Fade (2, 3, 4)
- **D4C** Lutron Ecosystem, 1% (1, 3, 4)
- **D6A** EldoLED 0-10V, 0.1% (3)
- **D6B** EldoLED 0-10V, 0.1% (3)
- **D7A** EldoLED DALI2, 0.1% (3)
- **D7B** EldoLED DALI2, 0.1% (3)
- **D7E** EldoLED DALI2, 1% (3)
- **D7F** EldoLED DALI2, 1% (3)
- **D28** EldoLED DMX, 0.1% (3, 4)

120V — *For use with 120V only*

No Additional Charge
- **D22** ERP Trimode (0-10V and Phase 2-wire), 1% (3)

- **D19** Hatch Phase 2-wire, 1% (2, 3)

Color Select Tunable White*

UNV 120V-277V — *For use with Color Select only*
- **D36T** Moons 0-10V, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4)
- **D37T** Moons DALI2 DT8, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4)
- **D38T** Moons DMX, 2-Channel for Color Select Tunable White only, 1% (1, 2, 4)

Recessed Rough-In for Remote Driver
- **RR0-08** Small recessed driver enclosure rough-in, 1" max ceiling thickness (3)
- **RR0-12** Small recessed driver enclosure rough-in, 1-1/2" max ceiling thickness (3)
- **RR1-08** Standard recessed driver enclosure rough-in, 1" max ceiling thickness
- **RR1-12** Standard recessed driver enclosure rough-in, 1-1/2" max ceiling thickness

Notes:
1 Not available with Classic White (X3 LED)
2 Not available for Warm Glow (WG3 LED)
3 Not available for Color Select (CS5 LED)
4 Not available with RR0-08 or RR0-12 enclosure rough-in



Surface Mount (SM)



Cable Mount (CR1, CR2, CR3)



Recessed Rough-in cutaway

Page 3

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

HOW TO SPECIFY

USAI® Lighting

BeveLED Mini® Cylinder - CMRD
Round Downlight with Canopy Mounted Driver

1. Specify fixture part number. (All boxes must be filled in to correctly order)

CMRD__						PD__		
Fixture Size	Wattage Options	LED Color Options	Beam Options	Lens Options	Finish	Mounting Options	Voltage Options (Select one)	Dimming Driver Options

Fixture Size

CMRD8
8" Length Round Downlight Cylinder

CMRD10
10" Length Round Downlight Cylinder

Classic White Light

Wattage Options	LED Color Options	Beam Options
09X3 9W LED	**22KH** 2200K, 90+ CRI	**25** 25° beam
15X3 15W LED	**24KH** 2400K, 90+ CRI	**40** 40° beam
20X3 20W LED	**27KS** 2700K, 80+ CRI	**55** 55° beam
	27KH 2700K, 90+ CRI	**65** 65° beam
	27KU 2700K, 95+ CRI, R9 = 98	
	30KS 3000K, 80+ CRI	
	30KH 3000K, 90+ CRI	
	30KU 3000K, 95+ CRI, R9 = 96	
	35KS 3500K, 80+ CRI	
	35KH 3500K, 90+ CRI	
	35KU 3500K, 95+ CRI, R9 = 96	
	40KS 4000K, 80+ CRI	
	40KH 4000K, 90+ CRI	
	40KU 4000K, 95+ CRI, R9 = 96	

Warm Glow Dimming

Wattage Options	LED Color Options	Beam Options
15WG3 15W LED	**2722KS** 2700K-2200K, 80+ CRI	**30** 30° beam
20WG3 20W LED	**2722KH** 2700K-2200K, 90+ CRI	**35** 35° beam
	3022KS 3000K-2200K, 80+ CRI	**45** 45° beam
	3022KH 3000K-2200K, 90+ CRI	**55** 55° beam

Color Select Tunable White

Wattage Options	LED Color Options	Beam Options
15CS5 15W LED	**6022KH** 6000K-2200K, 90+ CRI	**65** 65° beam
20CS5 20W LED	**4027KH** 4000K-2700K, 90+ CRI	
	3222KH 3250K-2200K, 90+ CRI	
	HILOKH* * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI	

Lens Options

S Solite (provided standard)

SF Solite Frosted

BF Borosilicate Frosted

AS61 Linear Spread

CTS25 Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K

HX Hexcell Louver Trim Lens

Finish

WH White

SC Conduit Silver

GR Grey

BL Black

BZ Bronze

RAL Custom Color Specify RAL #

Mounting Options

Rigid Stem Mount + Canopy Mounted Driver Style (Field Cuttable)

PD1A 2' Nominal Length

PD2A 4' Nominal Length

PD3A 8' Nominal Length



Canopy Mounted Driver (PD1A, PD2A, PD3A)

Voltage Options / Dimming Driver Options

UNV 120V-277V

For use with Universal Voltage 120V - 277V

No Additional Charge

D6E EldoLED 0-10V, 1% (3)

D6F EldoLED 0-10V, 1% (3)

D4H Lutron H ECO, 1% Fade (2, 3)

D4C Lutron Ecosystem, 1% (1, 3)

D6A EldoLED 0-10V, 0.1% (3)

D6B EldoLED 0-10V, 0.1% (3)

D7A EldoLED DALI2, 0.1% (3)

D7B EldoLED DALI2, 0.1% (3)

D7E EldoLED DALI2, 1% (3)

D7F EldoLED DALI2, 1% (3)

D28 EldoLED DMX, 0.1% (3)

120V

For use with 120V only

No Additional Charge

D22 ERP Trimode (0-10V and Phase 2-wire), 1% (3)

D19 Hatch Phase 2-wire, 1% (2, 3)

Color Select Tunable White*

UNV 120V-277V

For use with Color Select only

D36T Moons 0-10V, 2-Channel for Color Select Tunable White only, 1% (1, 2)

D37T Moons DALI2 DT8, 2-Channel for Color Select Tunable White only, 1% (1, 2)

D38T Moons DMX, 2-Channel for Color Select Tunable White only, 1% (1, 2)

Notes:
1 Not available with Classic White (X3 LED)
2 Not available for Warm Glow (WG3 LED)
3 Not available for Color Select (CS5 LED)

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2600K (candlelight)

Choose ending color temperature from 4000K (cool daylight) to 2200K (warm candlelight)

Select **HI=_ _ + LO=_ _ + KH = HILOKH**

HI		LO	
60	6000K	40	4000K
55	5500K	35	3500K
50	5000K	32	3250K
45	4500K	30	3000K
40	4000K	29	2900K
35	3500K	28	2800K
32	3250K	27	2700K
30	3000K	26	2600K
29	2900K	25	2500K
28	2800K	24	2400K
27	2700K	23	2300K
26	2600K	22	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Page 4

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD
Round Downlight with Remote Driver

USAI Lighting

1. Specify fixture part number. (All boxes must be filled in to correctly order)

CMRD__							RM
Fixture Size	**Wattage Options**	**LED Color Options**	**Beam Options**	**Lens Options**	**Finish**	**Mounting Options**	**Remote Power Supply**
CMRD8 8" Length Round Downlight Cylinder **CMRD10** 10" Length Round Downlight Cylinder	**Classic White Light** **09X3** 9W LED **15X3** 15W LED **20X3** 20W LED	**22KH** 2200K, 90+ CRI **24KH** 2400K, 90+ CRI **27KS** 2700K, 80+ CRI **27KH** 2700K, 90+ CRI **27KU** 2700K, 95+ CRI, R9 = 98 **30KS** 3000K, 80+ CRI **30KH** 3000K, 90+ CRI **30KU** 3000K, 95+ CRI, R9 = 96 **35KS** 3500K, 80+ CRI **35KH** 3500K, 90+ CRI **35KU** 3500K, 95+ CRI , R9 = 96 **40KS** 4000K, 80+ CRI **40KH** 4000K, 90+ CRI **40KU** 4000K, 95+ CRI, R9 = 96	**25** 25° beam **40** 40° beam **55** 55° beam **65** 65° beam	**S** Solite (provided standard) **SF** Solite Frosted **BF** Borosilicate Frosted **AS61** Linear spread **CTS25** Solite lens with warm filter coating, 1/4 CTO Reduces output by ~15% and shifts CCT down by ~250K **HX** Hexcell Louver Trim Lens	**WH** White **SC** Conduit Silver **GR** Grey **BL** Black **BZ** Bronze **RAL** Custom Color Specify RAL #	**SM** Surface Mount to recessed junction box **CC** Conduit Cutout for surface mounted 4" octagonal junction box **Rigid Stem Mount + Conduit Cutout Canopy Style (Field Cuttable)** **PJ1A** 2' Nominal Length **PJ2A** 4' Nominal Length **PJ3A** 8' Nominal Length **Rigid Stem Mount + Recessed JBox Canopy Style (Field Cuttable)** **PR1A** 2' Nominal Length **PR2A** 4' Nominal Length **PR3A** 8' Nominal Length **Cable Mount + Conduit Cutout Canopy Style (Field Cuttable)** **CJ1** 2' Nominal Length **CJ2** 4' Nominal Length **CJ3** 8' Nominal Length **Cable Mount + Recessed JBox Canopy Style (Field Cuttable)** **CR1** 2' Nominal Length **CR2** 4' Nominal Length **CR3** 8' Nominal Length	**RM** Remote Driver required, specify in tables from Step 2 for individual drivers, or use USAI enclosure for multiple drivers. You do not need both
	Warm Glow Dimming **15WG3** 15W LED **20WG3** 20W LED	**2722KS** 2700K-2200K, 80+ CRI **2722KH** 2700K-2200K, 90+ CRI **3022KS** 3000K-2200K, 80+ CRI **3022KH** 3000K-2200K, 90+ CRI	**30** 30° beam **35** 35° beam **45** 45° beam **55** 55° beam **65** 65° beam				
	Color Select Tunable White **15CS5** 15W LED **20CS5** 20W LED	**6022KH** 6000K-2200K, 90+ CRI **4027KH** 4000K-2700K, 90+ CRI **3222KH** 3250K-2200K, 90+ CRI **HILOKH*** * specify custom range by choosing a high and low desired CCT value; select from chart. All are 90+ CRI					

USAI Power Supply Options Next Page

Color Select Tunable White
CCT Range Choices

Choose starting color temperature from 6000K (daylight) to 2600K (candlelight) — Choose ending color temperature from 4000K (cool daylight) to 2200K (warm candlelight)

Select **HI=__ + LO=__ + KH = HILOKH**

HI		LO	
60	6000K	**40**	4000K
55	5500K	**35**	3500K
50	5000K	**32**	3250K
45	4500K	**30**	3000K
40	4000K	**29**	2900K
35	3500K	**28**	2800K
32	3250K	**27**	2700K
30	3000K	**26**	2600K
29	2900K	**25**	2500K
28	2800K	**24**	2400K
27	2700K	**23**	2300K
26	2600K	**22**	2200K

For example: **4535KH** is 4500K-3500K

contact USAI to complete your specification

Remote driver wiring schematic for Classic White and Warm Glow


FIXTURE
RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+)
(-)
Max Distance 50-100ft

Remote driver wiring schematic for Color Select Tunable White


FIXTURE
RPB-01 REMOTE DRIVER
(+) VDC
(-) VDC
(+) VDC
(-) VDC
(+) Cool CH
(-) Cool CH
(+) Warm CH
(-) Warm CH
Max Distance 50-100ft

Page 5

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD
Round Downlight

USAI® Lighting

2. Select Remote Driver (RPB) OR Select USAI Pre-Wired Enclosure (REB). You do not need both.

1 One Remote Driver Per Fixture

RPB-01 | ___ | ___ | ___ | ___ | ___ | ___

Remote Power Supply
RPB-01 BeveLED Mini Remote Power Supply

Wattage Options / **Color Temperature Choice**

Classic White Light
- **09X3** 9W LED
- **15X3** 15W LED
- **20X3** 20W LED

(Leave blank for Classic White)

Warm Glow Dimming
- **15WG3** 15W LED
- **20WG3** 20W LED

(Leave blank for Warm Glow Dimming)

Color Select Tunable White
- **15CS5** 15W LED
- **20CS5** 20W LED

- **6022KH** 6000K-2200K, 90+ CRI
- **4027KH** 4000K-2700K, 90+ CRI
- **3222KH** 3250K-2200K, 90+ CRI
- **HILOKH*** * specify custom range

Voltage / **Remote Dimming Type and Level**

UNV 120V - 277V
- **D4H** Lutron H ECO, 1% Fade (2, 3)
- **D4C** Lutron Ecosystem, 1% (1, 3)
- **D6A** EldoLED 0-10V, 0.1% (3)
- **D6B** EldoLED 0-10V, 0.1% (3)
- **D6E** EldoLED 0-10V, 1% (3)
- **D6F** EldoLED 0-10V, 1% (3)
- **D7A** EldoLED DALI2, 0.1% (3)
- **D7B** EldoLED DALI2, 0.1% (3)
- **D7E** EldoLED DALI2, 1% (3)
- **D7F** EldoLED DALI2, 1% (3)
- **D28** EldoLED DMX, 0.1% (3)
- **D30** Lutron Athena wireless enabled with RF Node, 1% (2, 3, 7)

120V 120V Only
- **D19** Hatch Phase 2-wire, 1% (2, 3)
- **D22** ERP Trimode (0-10V and Phase 2-wire), 1% (3, 5, 7)

UNV 120V - 277V
- **D36T** Moons' 0-10V 2-Channel, 1% (1, 2, 4, 5)
- **D37T** Moons' DALI2 DT8 2-Channel, 1% (1, 2, 4, 5)
- **D38T** Moons' DMX 2-Channel, 1% (1, 2, 4, 5)
- **D32T** Lutron Athen wireless node 2-Channel, 1% (1, 2, 4, 5, 7)

Remote Emergency Option
- **EM7** EM battery requires remote enclosure by others, minimum size14.5" L x 6.5" W x 3" H (5, 6)
- **EM7C** T20 Compliant EM battery requires remote enclosure by others, minimum size 17" L x 6.5" W x 3" H (5, 6)
- **EMSH** Emergency Battery Shunt (2, 3, 5, 7, 8)

Remote Driver Mounting Accessories*
- **MP** Junction Box Mounting Plate, 5-1/8" x 5-1/8"
- **ENC** Single Driver enclosure, 4-1/8" x 9-11/16" x 2-3/8"

* If Remote Driver Mounting Accessories selection is left blank, driver will be provided with accessories for mounting in enclosure by others. See page 10 for remote driver enclosure sizing requirements.

Notes:
1 Not available with Classic White
2 Not available with Warm Glow
3 Not available with Color Select
4 Only available with Color Select
5 Not available with MP jbox accessory
6 Not available with ENC single driver enclosure; enclosure by others required.
7 Must be specified and shipped with ENC single driver enclosure accessory. Not available with EM batteries.
8 Available with D30 and D32T Lutron Athena dimming driver only

REB | ___ | ___ | 01 | ___ | ___ | ___

Remote Enclosure
REB BeveLED Mini Remote Driver Enclosure

Enclosure Size
- **2121** Enclosure Size 21" x 21" x 4" (houses 6 drivers maximum)
- **3821** Enclosure Size 38" x 21" x 4"(houses 12 drivers maximum)

Driver Quantity per Enclosure
- **01** driver
- **02** drivers
- **03** drivers
- **04** drivers
- **05** drivers
- **06** drivers
- **07** drivers
- **08** drivers
- **09** drivers
- **10** drivers
- **11** drivers
- **12** drivers

Fixture per Driver
- **01** 1 Fixture per Remote Driver

Fixture Wattage

Classic White
- **09X3** 9W LED
- **15X3** 15W LED
- **20X3** 20W LED

Warm Glow
- **15WG3** 15W LED
- **20WG3** 20W LED

Voltage / **Remote Dimming Type and Dim Level**

UNV 120V - 277V
- **1-D6A** EldoLED 0-10V, 0.1%
- **1-D6B** EldoLED 0-10V, 0.1%
- **1-D6E** EldoLED 0-10V, 1%
- **1-D6F** EldoLED 0-10V, 1%
- **1-D7A** EldoLED DALI2, 0.1%
- **1-D7B** EldoLED DALI2, 0.1%
- **1-D7E** EldoLED DALI2, 1%
- **1-D7F** EldoLED DALI2, 1%
- **1-D28** EldoLED DMX, 0.1%
- **1-D4H** Lutron H ECO, 1% (1)

120V only
- **1-D19** Hatch phase 2-wire, 1% (1)
- **1-D22** ERP Trimode (0-10V and Phase 2-wire), 1%

Notes: 1 Not available with WG3 LEDs

21″

21″ 2121 Enclosure holds 6 drivers max

38″ 3821 Enclosure holds 12 drivers max



* Note: All connections per enclosure are to be connected to a single branch circuit. Enclosures cannot be recessed; for use in surface mount installations only.

Max distance 50-100 ft, see wire gauge and distance requirements for each driver type in table below

Remote Power Supply Option		Wire Gauge Required*	RP only	EM7**	EM7C**	EMSH
UNV-D6A	EldoLED 0-10V, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6B	EldoLED 0-10V, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6E	EldoLED 0-10V, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D6F	EldoLED 0-10V, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7A	EldoLED DALI2, 0.1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7B	EldoLED DALI2, 0.1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7E	EldoLED DALI2, 1% linear	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D7F	EldoLED DALI2, 1% logarithmic	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D28	EldoLED DMX, 0.1%	18/16	9" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4C	Lutron EcoSystem, 1%	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D4H	Lutron H ECO, 1% Fade	14/12	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D30	Lutron Athena Wireless, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd
120V-D19	Hatch 2-wire phase, 1%	14/12	5.75" L x 2.625" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
120V-D22	ERP Trimode 0-10V & phase, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A
UNV-D36T	Moons 0-10V 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D37T	Moons DALI2 DT8 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D38T	Moons DMX 2-Channel, 1%	18/16	6.25" L x 4" W x 2" H	14.5" L x 6.5" W x 3" H	17" L x 6.5" W x 3" H	N/A
UNV-D32T	Lutron Athena Wireless Moons 0-10V 2-Channel, 1%	18/16	N/A - USAI ENC req'd	N/A	N/A	N/A - USAI ENC req'd

* Wire gauge 14/12 = Maximum distance from light fixture to remote power supply is 100' using 12 gauge wire, 50' using 14 gauge wire.
* Wire gauge 18/16 = Maximum distance from light fixture to remote power supply is 100' using 16 gauge wire, 50' using 18 gauge wire.
** Emergency battery remote power supplies cannot be located any more than 50 feet from light fixture, regardless of wire gauge.

Page 6

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD Round Downlight

USAI® Lighting

DELIVERED PERFORMANCE

We offer an extremely wide range of wattages, color temperatures, LED color technologies, and beamspreads for this product line, Please refer to tables below and IES files available at usailighting.com for exact performance values for the product configuration you choose to specify. All values are reported at 3000K, with white trim finish. Use multipliers below to calculate output with other color temperatures, CRIs, finishes and lenses.

* Values are based on 3000K, 90+CRI.
** Values are based on 3000K, 80+CRI.

Classic White High Output**

Wattage		9W LED	15W LED	20W LED
Light Engine Code		09X3	15X3	20X3
25 25° beam round optic Solite lens	Lumens	925	1442	1967
	lm/W	103	99	100
	Intensity (cd)	2919	4553	6211
	UGR	10.3	11.9	13.0
40 40° beam aquare optic Solite lens	Lumens	1035	1614	2202
	lm/W	115	111	112
	Intensity (cd)	2267	3536	4824
	UGR	10.5	12.1	13.2
55 55° beam square optic Solite lens	Lumens	1040	1622	2212
	lm/W	116	112	113
	Intensity (cd)	1333	2079	2836
	UGR	9.9	11.5	12.5
65 65° beam square optic Solite lens	Lumens	945	1473	2010
	lm/W	105	102	103
	Intensity (cd)	740	1153	1574
	UGR	22.2	23.8	24.8
25 + AS61 25° x 50° beam round optic Solite lens	Lumens	892	1391	1897
	lm/W	99	94	98
	Intensity (cd)	1554	2424	3306
	UGR	15.0	16.6	17.7
Emergency Battery Light Output Multiplier		0.9	0.58	0.406

Wattage		Warm Glow Dimming 15W LED	Warm Glow Dimming 20W LED	Color Select Tunable White 15W LED	Color Select Tunable White 20W LED
Light Engine Code		15WG3**	20WG3**	15CS5*	20CS5*
30 30° beam round optic Solite Lens	Lumens	832	1124	673	850
	lm/W	55	55	43	42
	Intensity (cd)	1990	2689	1942	2566
	UGR	14.8	15.9	15.3	16.3
35 35° beam round optic Solite Lens	Lumens	1189	1607	841	1111
	lm/W	79	80	56	55
	Intensity (cd)	2269	3066	1896	2504
	UGR	14.5	15.6	15.5	16.5
45 45° beam round optic Solite lens	Lumens	1175	1588	TBD	TBD
	lm/W	78	80	TBD	TBD
	Intensity (cd)	1983	2680	TBD	TBD
	UGR	16.0	17.0	TBD	TBD
55 55° beam round optic Solite Lens	Lumens	1287	1739	895	1182
	lm/W	86	87	60	58
	Intensity (cd)	1540	2081	1402	1852
	UGR	14.3	15.3	14.6	15.6
65 65° beam round optic Solite lens	Lumens	1066	1441	839	1108
	lm/W	71	71	56	55
	Intensity (cd)	857	1158	668	882
	UGR	24.3	25.4	25.1	26.1
Emergency Battery Light Output Multiplier		0.47	0.37	0.58	0.406

TRIM FINISH LIGHT OUTPUT MULTIPLIER

Metalized Grey, Conduit Silver, Clear Matte Anodized Bevels:	1.00		
Black, Statuary Bronze, Piano Gloss Black Bevels:	30° 0.904	40°- 55° 0.954	65°- 70° 0.845

LENS LIGHT OUTPUT MULTIPLIER

Solite (S):	1.00
Frosted (SF):	0.88
Borosilicate Frosted (BF):	0.88
Linear Spread (AS61):	0.80
Warm Filter (CTS25):	0.85

HEXCELL LOUVER LIGHT OUTPUT MULTIPLIER

15°- 30°	35°- 50°	55°- 65°
0.65	0.45	0.33

CORRELATED COLOR TEMPERATURE MULTIPLIER

Classic White High Output (X3 LED's)

	2200K	2400K	2700K			3000K			3500K			4000K		
Color Rendering Index:	90+	90+	80+	90+	95+	80+	90+	95+	80+	90+	95+	80+	90+	95+
Multiplier for Lumen:	0.618	0.778	0.960	0.836	0.685	1.00	0.870	0.723	1.017	0.882	0.773	1.026	0.882	0.796

CORRELATED COLOR TEMPERATURE MULTIPLIER

Warm Glow Dimming

	2700K		3000K	
Color Rendering Index:	80+	90+	80+	90+
Multiplier for Lumen:	1.00	0.78	1.00	0.83

Color Select CS5

	2200K	2700K	3000K	3500K	4000K	5000K	6000K
Color Rendering Index:	90+	90+	90+	90+	90+	90+	90+
Multiplier for Lumen:	0.886	0.961	1.00	1.056	1.105	1.188	1.250

Page 7

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD Round Downlight

USAI® Lighting

CYLINDER DIMENSIONS

FOR USE WITH RECESSED MOUNTED J-BOXES

Surface Mount SM


Ø 5″
1/2″
8″
or
10″
Ø 3-9/16″

Cable Mount CR1, CR2, CR3


Ø 4-5/8″
3/8″
2′ Nominal,
4′ Nominal,
8′ Nominal
Lengths,
Field
Cuttable
8″
or
10″
Ø 3-9/16″

Stem Mount PR1A, PR2A, PR3A


Ø 5″
3/8″
2′ Nominal,
4′ Nominal,
8′ Nominal
Lengths,
Field
Cuttable
Coupler provided
for stem lengths
greater than 4′
nominal
8″
or
10″
Ø 3-9/16″

Canopy Mounted Driver Stem Mount PD1A, PD2A, PD3A


Ø 6-1/8″
3-7/8″
2′ Nominal,
4′ Nominal,
8′ Nominal
Lengths,
Field
Cuttable
Coupler provided
for stem lengths
greater than 4′
nominal
8″
or
10″
Ø 3-9/16″

FOR USE WITH SURFACE MOUNTED J-BOXES

Conduit Cutout Surface Mount CC


Ø 6-1/8″
2-3/8″
8″
or
10″
Ø 3-9/16″
Ø 5-13/16″
6-1/8″

Conduit Cutout Canopy Cable Mount CJ1, CJ2, CJ3


Ø 6-1/8″
2-3/8″
2′ Nominal,
4′ Nominal,
8′ Nominal
Lengths,
Field
Cuttable
8″
or
10″
Ø 3-9/16″
Ø 5-13/16″
6-1/8″

Conduit Cutout Canopy Stem Mount PJ1A, PJ2A, PJ3A


Ø 6-1/8″
2-3/8″
2′ Nominal,
4′ Nominal,
8′ Nominal
Lengths,
Field
Cuttable
Coupler provided for
stem lengths greater
than 4′ nominal
8″
or
10″
Ø 3-9/16″
Ø 5-13/16″
6-1/8″

Page 8

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845–565–8500 F: 845–561–1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD Round Downlight

FIXTURE DIMENSIONS

RR0-08 and RR0-12


10-13/16"
7-1/16"
3-3/4"
6-1/2"
5-1/2"
USAI

SMALL ROUGH-IN REMOTE DRIVER ENCLOSURE


1-7/8"
13-15/16"
RR0-08 = 3" overall height
RR0-12 = 3-1/2" overall height
RR0-08 = 1" max ceiling thickness
RR0-12 = 1-1/2" max ceiling thickness
5/8"
8" or 10"
1" or 1-1/2" max ceiling thickness
3-9/16"Ø
5"

RR1-08 and RR1-12


15-1/8"
12"
8-1/4"
3-11/16"
6-1/2"
8"

STANDARD ROUGH-IN REMOTE DRIVER ENCLOSURE


2-7/8"
15-1/8"
RR1-08 = 4" overall height
RR1-12 = 4-1/2" overall height
5/8"
8" or 10"
1" or 1-1/2" max ceiling thickness
RR1-08 = 1" max ceiling thickness
RR1-12 = 1-1/2" max ceiling thickness
3-9/16"Ø
5"

Page 9

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845–565–8500 F: 845–561–1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD
Round Downlight

USAI Lighting

SPECIFICATIONS

FIELD REPLACEABLE LED LIGHT ENGINE

Light engine is serviceable without tools. All USAI Lighting light engines feature industry-leading color consistency.

FIELD REPLACEABLE OPTICS

Cylinder beamspreads are interchangeable. USAI's proprietary tooled optical reflectors can be easily swapped out in the field without tools. See ordering table for exact beamspread options available with each light engine.

BODY

3-9/16"Ø extruded aluminum body available in 8" or 10" length. Cylinder body and canopy are available in a variety of powder coated paint finishes. Custom colors also available (provide RAL #).

MOUNTING

Hardware included for mounting to 4" octagonal junction box.

SURFACE MOUNT

If the Surface Mount option (SM) is specified, BeveLED Mini Cylinder fixture is provided with a 5"Ø x 1/2" deep round canopy in body finish specified. The installation is completed with no visible hardware.

PENDANT STEM MOUNT WITH INTEGRAL OR REMOTE DRIVER

1/2" Ø (1/4" IPS) steel stem is provided with 30° hang straight in length specified (2' nominal, 4' nominal, or 8' nominal) and is field cuttable to a minimum length of 6". Rigid steel stem is provided in finish as specified in pendant stem ordering table.

CABLE MOUNT WITH INTEGRAL OR REMOTE DRIVER

7/16" Ø braided cable is field cuttable and is provided in length specified (2' Nominal, 4' Nominal or 8' Nominal). Installers must cut the cable in the field to desired length. Cable is provided in finish matching standard cylinder body finish specified. If a different cable color is desired, please contact factory. For custom color RAL body finish, cable color options are white, black, brown, silver, or gold. Color Select tunable white is not available with cable mount option.


White
Black
Brown
Silver
Gold

RECESSED JBOX PENDANT CANOPY

If recessed J-box canopy style is specified (PR1A, PR2A, PR3A or CR1, CR2, CR3 options) a 5" Ø or 4-5/8" Ø round x 3/8" deep canopy is provided for mounting to recessed mounted junction box. Recessed jbox canopy is provided in finish matching cylinder body finish specified. If a different canopy color is desired, please contact factory.

PENDANT STEM MOUNT WITH CANOPY MOUNTED DRIVER

If canopy mounted driver option is specified (PD1A, PD2A or PD3A) a 6-7/8" Ø round x 3-7/8" deep canopy is provided in finish matching body finish specified for mounting to recessed mounted junction box. Please contact factory if a different canopy color is desired. Dimming driver is mounted inside canopy assembly. 1/2"Ø (1/4" IPS) steel stem is provided with 30° hang straight in length specified (2' nominal, 4' nominal, or 8' nominal) and is field cuttable to a minimum length of 6". Installers must cut the stem in the field to desired length. Rigid steel stem is provided in finish as specified in pendant stem ordering table.

CONDUIT CUTOUT SURFACE MOUNT

Conduit cutout fixtures are designed to mount to surface-mounted 4"octagonal junction boxes with surface-mounted conduit connections. If the conduit cutout surface mount option (CC) is specified, BeveLED Mini Cylinder is provided with a 5-13/16" Ø x 2-1/2" deep conduit cutout canopy base in body finish specified. CC bases have 4 keyslots, one in each side, and ship with one conduit cutout key and three solid cover keys installed. 2 additional conduit cutout keys are shipped with the fixture, and the different key types are interchangeable in the field. Please see installation instructions for drawings and more details.

CONDUIT CUTOUT PENDANT CANOPY

If Conduit Cutout Canopy is specified (PJ1A, PJ2A, PJ3A or CJ1, CJ2, CJ3 options) a 5-13/16" Ø round x 2-3/8" deep canopy is provided for mounting to standard 4" octagonal surface mounted junction box. Conduit cutout canopy has 4 keyslots, one in each side, and ships with three conduit cutout keys and three solid cover keys which are field interchangeable and can be configured to accommodate any ceiling layout using ½" or ¾" conduit. Conduit cutout canopy is provided in finish, matching cylinder body finish specified. If a different canopy color is desired, please contact factory.

CONDUIT CUTOUT MOUNTING EXAMPLE CONFIGURATIONS


Conduit End
Straight Conduit
L Conduit
T Conduit

4"OCTAGONAL JUNCTION BOX DETAIL


3-1/2"
1-1/2"
3-1/2"
4"
4"Ø X 1-1/2" Deep
Octagon J-Box
(by others)

KEY COVER DETAIL

SOLID COVER KEY



3 provided with each Conduit Cutout Canopy

CONDUIT CUTOUT KEY



3 provided with each Conduit Cutout Canopy

Page 10

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

TIER 2 TIER 3

BeveLED Mini® Cylinder - CMRD Round Downlight

USAI® Lighting

SPECIFICATIONS

FIELD REPLACEABLE INTEGRAL OR CANOPY MOUNTED DRIVER

100%-1% solid state electronic constant current dimming driver with a high power factor is provided standard. All integral dimming drivers are located within the cylinder body and are serviceable from below the ceiling. All canopy mounted drivers are located within the oversized canopy and are also servicable from below the ceiling. Some on-time delay may be experienced depending on control system used. All dimming drivers comply with IEEE C62.41 surge protection.
NOTE: Color Select tunable white requires additional 0-10V dimming wires; see wiring diagrams for details.

RECESSED REMOTE DRIVER ENCLOSURE ROUGH-IN

USAI offers recessed rough-ins which allows for co-location of remote drivers with the light fixture. Remote drivers require enclosures per local code. Recessed rough-ins act as enclosures for remote drivers which can be accessed and serviced through the rough-in aperture behind the cylinder canopy and require a minimum plenum depth as indicated in the fixture drawings. The smaller recessed rough-in enclosure (RR0) can only accommodate our smallest dimming drivers, as noted in the fixture specification table. The standard recessed rough-in enclosure (RR1) can house all of our dimming drivers. Recessed remote driver rough-ins can accommodate a 1" thick ceiling standard; order "-12" versions to accommodate up to 1-1/2" thick ceilings.

REMOTE LOCATION POWER SUPPLIES AND ENCLOSURES

If a remote dimming driver is required, specify "RM" in the fixture part number and proceed to either the the RP or RE table to complete the dimming driver specification. One remote driver required per fixture. Remote drivers require enclosures by USAI or by others that meet local codes and must be located in an accessible service panel within 100ft of the light fixture; see table for distances, wire gauges, and minimum enclosure size requirements, which vary by driver type. USAI enclosure options include a metal mounting plate (MP) which attaches to the back of each dimming driver and can be installed directly inside a standard 4" square junction box; a single driver enclosure (ENC); or prewired big box enclosures for multiple remote drivers (RE). RE multi driver enclosures are available in 2 sizes: 21"x 21" x 4" (holds up to 6 drivers) or 38" x 21" x 4" (holds up to 12 drivers). Driver enclosures must be surface mounted and are not for recessed applications. All field wiring connections per enclosure must be made to a single branch circuit. All dimming drivers comply with IEEE C62.41 surge protection. Field wiring should be according to NEC code; per article 411.7. EC is responsible for adherence to all local codes.

MP JUNCTION BOX MOUNTING PLATE


5-1/8"
Standard 4" Junction Box Provided by Others
3-3/8"
3-3/8"

ENC SINGLE DRIVER ENCLOSURE


9-11/16"
4-1/8"
8-3/8"
3-7/8"
2-3/8"

NOTE: Enclosure shown with removed cover and Power Supply for clarity purposes

ENC WITH EMSH EMERGENCY BATTERY SHUNT


6-7/16"
3/16 Ø
2-1/8"
5-5/8"
4"
9-11/16"
1/2" KO
1/2" KO

FIXTURE WEIGHT

Cylinder weighs 3 lbs (not including rigid pendant stem accessory).

CEILING CUTOUT FOR RECESSED DRIVER ENCLOSURE ROUGH-IN

SM, PR_A, or CR_ Mounting: 4-1/4"Ø

WARRANTY

Based on IESNA LM80-2008, BeveLED Mini Cylinder has a 50,000 hour rated life at 70% lumen maintenance (L70). USAI Lighting Warranty covers replacement parts for 5 years from date of shipment. Warranty is void if USAI Cylinder is used with any power supply other than that which is provided by USAI.

LISTINGS

Dry/Damp location listed under covered ceilings only. NRTL/CSA-US tested to UL standards. IBEW union made. Certain configurations of this product can be manufactured to comply with requirements for federally funded infrastructure projects. Visit our website for details at www.usailighting.com/buy-american

C US

NOTES

- Ambient temperatures at fixture location should not exceed 40°C during normal operation.
- For interior use only

PHOTOMETRICS

Consult factory or website for IES files. Tested in accordance with IESNA LM79-2008.

Page 11

USAI LIGHTING HEADQUARTERS
1126 River Road
New Windsor, NY 12553
T: 845-565-8500 F: 845-561-1130
info@usailighting.com

© 2020. USAI, LLC. All rights reserved.
All designs protected by copyright.
Covered by US Patents: 8,581,520, 8,456,109, 8,742,695, 10,443,822, D857,289 and D864,468. Patents pending.
USAI, BeveLED Mini, Classic White, Warm Glow and Color Select are registered trademarks of USAI, LLC.
Revised 07/23/2026

FlexDuo Flange

SCOUT



Dimensions


[.75in]
.75in
[.41in]
.41in
[.63in]
.63in

Optics

Flat Milky



Spec Lock

- LED specially binned through forward voltage within a 3-step MacAdam ellipse for increased CCT fidelity and smooth lower end dimming.
- Mechanically fastened Rigid PCB set within an extruded aluminum channel for simple installation and total serviceability.
- Pressure fit metal pin connection for solderless in-field connection between LED boards for a seamless appearance.
- Flexible power feed injections maintain LED pitch consistency for a plethora of mounting options.
- Never a shadow, hotspot nor break in light no matter the output and run length.
- No double-sided adhesion (tape) or soldering during installation.

S

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 1 of 4

FlexDuo Flange

SCOUT

Part # Builder

FD-F	+		+		+		+		+		+		+		+		+		+		+		+	
Fixture		1		2		3		4		5		6		7		8		9		10		11

Fixture	1 : Lens	2 : Intensity [1]	3 : Color Temp
FD-F : FlexDuo Flange	FM : Flat Milky	L : Low (300lm/2.2w per ft) H : High (600lm/4.4w per ft)	27 : 2700K 30 : 3000K 35 : 3500K
4 : Finish [2]	**5 : Feed [3]**	**6 : Control**	**7 : Mounting**
M : Mill Finish W : Gloss White (Cost Adder) B : Matte Black (Cost Adder) C : Custom RAL# (Cost Adder - Consult Factory)	EF : End Feed* RF : Rear Feed SF1 : Side Feed 1 *Refer to Color Temp selection	0 : None 1 : 0-10 -1% Dimming 3 : DMX/ DALI 4 : POE 5 : ELV / MLV / Phase 6 : 0-10 Tuneable White 7 : 0-10 Warm Dim 8 : Lutron Hi-Lume 1% Ecosystem W/ SO-FTB 9 : Lutron Hi-Lume 1% 3 Wire + G 10 : Lutron Athena Wireless Node - RF Only 11 : Casambi 12 : nLyte 13 : Enlighted 14 : Other - Consult Factory	N : None E : External
8 : Blind Cove [4]	**9 : Wire Length**	**10 : Shape**	**11 : Fixture Length**
N : No	12" 24" 48" 96" Custom - (Consult Factory)	S - Straight U - U Shape L - L Shape R - Rectangle P - Pattern (Consult Factory)	X' Y"

Flat Milky : No Imaging - 50% Light Loss

OUTPUT	L	H
Lumens/Foot	158	315
Watts/ Foot	2.2	4.4
Lumens/Watt	72	72

Driver Wiring

Installation Guide

S

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 2 of 4

FlexDuo Flange

SCOUT

Specification Details

	LENS	LIGHT LOSS	VISIBLE DIODES		LOW	High		
Watts / Foot	N/A				2.2	4.4		
mA / Foot	N/A				92	184		
Lumens / Watt	N/A				136	136		
No Lens: Lumens / Foot	None	0%	No		288	576		
0-10 / Lutron Athena Node	Max Load @ 96 Watts				40 Feet	20 Feet		
DMX / DALI	Max Load @ 96 Watts				40 Feet	20 Feet		
Phase	Max Load @ 96 Watts				40 Feet	20 Feet		
POE	Consult Factory							
Lutron Drivers	LDE1 Hi-Lume 1% EcoSystem. Soft On Fade to Black				L3DA3W Hi-Lume 1% 3 WIRE+G			
Color Temperatures (K) + Flux	2700 (100%), 3000 (100%), 3500 (115%)							
Max Run Length	20 Feet							
CRI	90+							
R9	50+							
MacAdams Ellipses	3 Steps							
Beam Angle [2]	120 Degrees							
IP Rating	IP20 - Dry Location							
Lamp Life	50,000 Hours							
Dimming / Control [3]	0-10 / POE / DMX / DALI / PHASE / LUTRON / LUTRON WIRELESS							
Operating Temperature	-13°F to 122°F							

FINISH

Standard Mill Aluminum Finish.
Powder Coating to any RAL# available upon specification
Increased pricing for powder coating.

Warranty

5 Year Limited Warranty - Covers all Scout manufactured products.
Default to manufactures warranty for all 3rd party components. Does not cover labor.

ORDER DETAILS

- All fixtures come standard with starter end cap feed unless otherwise specified.
- All Scout Select Fixtures come preassembled up to 8 feet long with 8" power feed.
- Any Fixture length under 8 feet long will be made as a complete fixture.
- Any Fixture length over 8 feet long will broken into 6 foot lengths + the balance length. A 10 Foot Fixture will be broken into 1 length @ 6 Feet and 1 @ 4 Feet.
- Fixtures daisy chain together with Scout_ LockTM Technology.
- In situations where fixtures are longer then the maximum wattage load new power will be injected from either the side or rear. Standard Injection is side Feed 1.
- All orders come with an approval drawing. Fabrication will not begin until drawing has been signed off or waived.

[1] Lumens / Watt accounts nominal driver efficacy at full load
[2] Finish: Mill Finish comes standard. Cost Adder for Power Coating. Contact Factory for Custom RAL#
[3] Feed: See Feed Detail's on page 4

LED SYSTEM

Proprietary linear LED Scout Engine incorporates premium Cree LEDs on a robust platform to achieve excellent thermal management. LEDs are placed to promote a uniform appearance.
Available in 2200K, 2700K, 3000K, 3500K, 4000K or 5000K in 90+ CRI. LED modules and drivers are replaceable.
Color accuracy <3 SDCM

CONSTRUCTION

One piece extruded aluminum housing. Cast aluminum end caps.

OPTICS

Extruded High Transmission Milky Acrylic Lens with No LED imaging. Extruded High Transmission Frosted Acrylic Lens with LED imaging.

ELECTRICAL

Fixture comes reassembled with 8" whip.
All Drivers are installed in remote location.
All drivers are Universal input 120-277 VAC.
Standard Constant Voltage drivers include 0-10V dimming preinstalled in enclosure.

LABELS

Conforms To UL STD 2108Certified To CSA STD C22.2 # 250.0
Suitable for Dry or Damp Locations, indoor use only.
ETL Control # 5011600

S

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 3 of 4

FlexDuo Corner

SCOUT



Dimensions


.75"
.75"

Optics



Spec Lock

- LED specially binned through forward voltage within a 3-step MacAdam ellipse for increased CCT fidelity and smooth lower end dimming.
- Flexible power feed injections maintain LED pitch consistency for a plethora of mounting options.
- Never a shadow, hotspot nor break in light no matter the output and run length.

S

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 1 of 3

FlexDuo Corner

SCOUT

Part # Builder

FD-C	+		+		+		+		+		+		+		+		+		+		+	
Fixture		1		2		3		4		5		6		7		8		9		10		11

Fixture	1 : Lens	2 : Intensity [1]	3 : Color Temp
FD-C : FlexDuo Corner	FF : Flat Frosted Visible Does 5% Loss FM : Flat Milky Non Visible Diodes 50% Loss	L : Low (300lm/2.2w per ft - Nominal) H : High (600lm/4.4w per ft - Nominal)	27 : 2700K 30 : 3000K 35 : 3500K
4 : Finish [2]	**5 : Feed [3]**	**6 : Control**	**7 : Mounting**
M : Mill Finish W : Gloss White (Cost Adder) B : Matte Black (Cost Adder) C : Custom RAL# (Cost Adder - Consult Factory)	EF : End Feed* RF : Rear Feed SF1 : Side Feed 1 *Refer to Color Temp selection	0 : None 1 : 0-10 -1% Dimming 3 : DMX/ DALI 4 : POE 5 : ELV / MLV / Phase 6 : Lutron Hi-Lume 1% Ecosystem W/ SO-FTB 7 : Lutron Hi-Lume 1% 3 Wire + G 8 : Lutron Athena Wireless Node - RF Only 9 : Casambi 10 : nLyte 11 : Enlighted 12 : Other - Consult Factory	E : External Mounting Clip
8 : Blind Cove [4]	**9 : Wire Length**	**10 : Shape**	**11 : Fixture Length**
N : No Y : Yes	12" 24" 48" 96" Custom - (Consult Factory)	S - Straight U - U Shape L - L Shape R - Rectangle P - Pattern (Consult Factory)	X' Y"

Flat Frosted : Visible Diodes - 5% Light Loss

OUTPUT	L	H
Lumens/Foot	285	570
Watts/ Foot	2.2	4.4
Lumens/Watt	129	129

Flat Milky : No Imaging - 50% Light Loss

OUTPUT	L	H
Lumens/Foot	158	315
Watts/ Foot	2.2	4.4
Lumens/Watt	72	72

S

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 2 of 3

FlexDuo Corner

SCOUT

Specification Details

	LENS	LIGHT LOSS	VISIBLE DIODES		LOW	High		
Voltage	N/A				24VDC CV	24VDC CV		
Watts / Foot	N/A				2.2	4.4		
mA / Foot	N/A				92	184		
Frosted Lens: Lumens / Foot	Frosted	5%	Yes		285	570		
Frosted Lens: Lumens / Watt	Frosted	5%	Yes		129	129		
MIlky Lens: Lumens / Foot	Milky	50%	No		158	315		
Milky Lens: Lumens / Watt	Milky	50%	No		72	72		
0-10 / Lutron Athena Node	Max Load @ 96 Watts				40 Feet	20 Feet		
DMX / DALI	Max Load @ 96 Watts				40 Feet	20 Feet		
Phase	Max Load @ 96 Watts				40 Feet	20 Feet		
POE	Consult Factory							
Lutron Drivers	LDE1 Hi-Lume 1% EcoSystem. Soft On Fade to Black				L3DA3W Hi-Lume 1% 3 WIRE+G			
Color Temperatures (K) + Flux	2700 (100%), 3000 (100%), 3500 (115%)							
Max Run Length	Low : 40 Feet / High : 20 Feet							
Cutting Point	2" Cutting Points							
CRI	90+							
R9	50+							
MacAdams Ellipses	3 Steps							
Beam Angle [2]	120 Degrees							
IP Rating	IP20 - Dry Location							
Lamp Life	50,000 Hours							
Dimming / Control [3]	0-10 / POE / DMX / DALI / PHASE / LUTRON / LUTRON WIRELESS							
Operating Temperature	-13°F to 122°F							

FINISH

Standard Mill Aluminum Finish.
Powder Coating to any RAL# available upon specification
Increased pricing for powder coating.

Warranty

5 Year Limited Warranty - Covers all Scout manufactured products.
Default to manufactures warranty for all 3rd party components. Does not cover labor.

ORDER DETAILS

- All fixtures come standard with starter end cap feed unless otherwise specified.
- All Scout Select Fixtures come preassembled up to 8 feet long with 8" power feed.
- Any Fixture length under 8 feet long will be made as a complete fixture.
- Any Fixture length over 8 feet long will broken into 6 foot lengths + the balance length. A 10 Foot Fixture will be broken into 1 length @ 6 Feet and 1 @ 4 Feet.
- In situations where fixtures are longer then the maximum wattage load new power will be injected from either the side or rear. Standard Injection is side Feed 1.
- All orders come with an approval drawing. Fabrication will not begin until drawing has been signed off or waived.

LED SYSTEM

Proprietary linear LED Scout Engine incorporates premium Cree LEDs on a robust platform to achieve excellent thermal management. LEDs are placed to promote a uniform appearance.
Available in 2700K, 3000K, 3500K in 90+ CRI. LED modules and drivers are replaceable.
Color accuracy <3 SDCM

CONSTRUCTION

One piece extruded aluminum housing. Cast aluminum end caps.

OPTICS

Extruded High Transmission Milky Acrylic Lens with No LED imaging. Extruded High Transmission Frosted Acrylic Lens with LED imaging.

ELECTRICAL

Fixture comes reassembled with 8" whip.
All Drivers are installed in remote location.
All drivers are Universal input 120-277 VAC.
Standard Constant Voltage drivers include 0-10V dimming preinstalled in enclosure.

LABELS

Conforms To UL STD 2108Certified To CSA STD C22.2 # 250.0
Suitable for Dry or Damp Locations, indoor use only.
ETL Control # 5011600

[1] Lumens / Watt accounts nominal driver efficacy at full load
[2] Finish: Mill Finish comes standard. Cost Adder for Power Coating. Contact Factory for Custom RAL#

Scout Lighting reserves the right to modify this specification without prior notice. **Updated 5/5/26**

Page 3 of 3

Axis Slate 2 | WOOD CEILINGS



Project ______________________

Type ______________________

Notes ______________________

____

PERFORMANCE PER LINEAR FOOT AT 3500K (4FT)

NOMINAL LUMEN OUTPUT	TOTAL LUMENS	INPUT WATTS	EFFICACY
275 lm/ft	1100 lm	9.1 W	121 lm/W
450 lm/ft	1800 lm	14.9 W	121 lm/W
600 lm/ft	2400 lm	20.1 W	119 lm/W

*IES files available at axislighting.com


1"
2"

Ordering Guide

SL2				SO
PRODUCT ID	**NOM.LUMENS/FT**	**CRI**	**COLOR TEMP.**	**SHIELDING**
SL2 Slate 2 for Wood Ceiling	**275** 275 lm/ft - Min. **600** 600 lm/ft - Max.	**90** high efficacy 90 CRI	**27** 2700 K **30** 3000 K **35** 3500 K **40** 4000 K	**SO** spotless lens
Compatible with Armstrong WOODWORKS® ceiling systems. Evaluated by Axis.	Outputs between listed min and max are available. Consult factory for outputs outside of the listed range.			

LENGTH	**FINISH**		**VOLTAGE**	**DRIVER**
L specify exact fixture length*	**W** white **AP** aluminum paint **BLK** black **C** custom **B99244** Birch **B2502** Fine Oak **B1501** Douglas Fur	**B2103** Wild Pine **B2601** Medium Teak **B1406** French Cherry **B1102** Maple Cherry **B1301** Medium Chestnut **B1806** Dark Walnut **B99097** Dark Rosewood	**120** 120 V **277** 277 V **347** 347 V **UNV** universal **DC** low voltage*	**DP** dimming (0-10V) 1% (integrated) **LT** Lutron (remote)* **BI** bi-level dimming (remote) **O(#)** other (remote)** **POE(#)** POE drivers (remote)*
* Available in lengths from min 2 feet to max 8 feet, 1 inch increments. Please specify exact length that fits best your ceiling type. Can be used to replace wood slats or be placed in between slats. See page 3 for Armstrong WOODWORKS® ceilings exact lengths.	See page 3 for available wood finishes.		* Only available with POE drivers.	Integrated or remote. * Operating up to -20°C; Specify system ** Please consult factory; see page 2

CIRCUITS	**MOUNTING**	**BATTERY (OPTIONAL)**	**CUSTOM (OPTIONAL)**
1 1 circuit **E(1)** emergency circuit *	**UB** universal t-grid ceiling bracket* **NA** not applicable**	**BR(#)** battery pack (remote)	**C** custom
* Full fixture only	*Fits any t-grid ceiling type. Supplied by Axis. See details on page 2. **Please select this option if using third party compatible mounting hardware.	Not available with 347V Please consult factory	Please specify

Product design and development is an ongoing process at Axis Lighting. We reserve the right to change specifications. Contact Axis for the latest product information.

1 / 4
September 28, 2026

FILE NAME:SL2.SPEC

© 2016 Axis Lighting Inc.
1.800.263.2947
[T] 514.948.6272
axislighting.com

WOOD CEILINGS © 2016 Axis Lighting Inc. 1 . 8 0 0 . 2 6 3 . 2 9 4 7 [T] 514 . 9 4 8 . 6 27 2 Product design and development is an ongoing process at Axis Lighting. We reserve the right to change specifications. Contact Axis for the latest product information. 2 / 4 FILE NAME:SL2.SPEC September 28, 2026 a x i s l i g h t i n g . c o m Axis Slate 2 FINISHES Powder coated and custom finishes are also available. APPROVALS Certified to UL and CSA standards WEIGHT Slate 2 - 2 ft 2.2 lbs / 1.0 kg Slate 2 - 4 ft 3.4 lbs / 1.5 kg Slate 2 - 8 ft 5.5 lbs / 2.5 kg Housing Extruded aluminum (0.075'' nominal) Up to 70% recycled content Bracket Die formed sheet steel (22 gauge) Mounting Brackets Extruded aluminum Reflectors White powder coated sheet steel (22 gauge) Lens Spotless frosted acrylic lens CONSTRUCTION LED SYSTEM CRI High efficacy 90 color rendering index. CCT Single Color Choice of 2700K, 3000K, 3500K and 4000K color temperature with a great color consistency (within 3–step MacAdam ellipse). Both within fixture and fixture to fixture. LED life Minimum 50,000h with 85% of lumen maintenance in 250C ambient temperature, in compliance with IES LM-80 testing measurements. Thermal Management Aluminum housing acting as the heat sink to maximize life. Environment Dry and damp rated for indoor use only in operating ambient temperatures of 0-400C (32-104F). ELECTRICAL Lutron driver* LDE1 - Hi-lume 1% EcoSystem with Soft-on, Fade-to- Black Other drivers** DALI - Digital Addressable Lighting Interface DMX - Digital Multiplex Xitanium SR - For wireless sensor Power over Ethernet POE drivers* UL2108 certified for integral or remote driver MOLEX IGOR SMARTENGINE O - Other (Consult factory) *Consult factory Emergency Remote emergency battery pack or emergency circuit optional. Input Voltage 120V, 277V, 347V, UNV. Incorporating these components may have limitations or affect the length of the luminaire. Please contact factory for more details. Aligner (Patent Pending) with cut-outs spaced at 0.5”, 1”, and 1.5” for regressed position options. FIXTURE HEIGHT ALIGNER 2" 2" Integrated Light Slate 2 by Axis Integrated Light Slate 2 by Axis 2" Integrated Light Slate 2 by Axis • Facilitates coordination of ordering fixtures. • Capable of end to end mounting. • Allows regression control with the help of the aligner. • Supplied by Axis. MOUNTING DETAIL HEIGHT ADJUSTABLE TO ANY WOOD CEILING TYPE UB - Universal Bracket shown *Patent pending SIDE VIEWS 16 9 32 " 2" 1 5 16 " L 1" 2 1 2 " Limited 5-year warranty is available. Warranty is valid provided luminaires are installed and used according to specifi cations. For full terms and conditions, please consult warranty section at axislighting.com. WARRANTY

WOOD CEILINGS © 2016 Axis Lighting Inc. 1 . 8 0 0 . 2 6 3 . 2 9 4 7 [T] 514 . 9 4 8 . 6 27 2 Product design and development is an ongoing process at Axis Lighting. We reserve the right to change specifications. Contact Axis for the latest product information. 3 / 4 FILE NAME:SL2.SPEC September 28, 2026 a x i s l i g h t i n g . c o m Axis Slate 2 WOOD FINISHES Add style to the space with classic wood finish luminaires that use advanced sublimation technology to produce a durable and elegant wood grain finish. Please contact your Axis representative for more information including pricing and lead time. maple birch DS705-99244/203 oak fine line DS716-2502/01 american douglas DS716-1501/02 knotty pine DS716-2103/01 teak DS716-2601/01 european cherry DS716-1406/01 american maple DS733-1102/01 chestnut DS733-1301/01 national walnut DS733-1806/02 rosewood DS733-99097/201 En raison des caractéristiques naturelles de ces finitions, des variations de couleur, de ton, et de grain sont à prévoir. Assurez-vous de demander à un représentant un échatillon physique avant de prendre une décision finale. ************* Due to the natural characteristics of these finishes, variations in color, tone & grain should be expected. Please be sure to ask a representative for a physical sample prior to any final decision. Birch B99244 Medium Teak B2601 Dark Walnut B1806 maple birch DS705-99244/203 oak fine line DS716-2502/01 american douglas DS716-1501/02 knotty pine DS716-2103/01 teak DS716-2601/01 european cherry DS716-1406/01 american maple DS733-1102/01 chestnut DS733-1301/01 national walnut DS733-1806/02 rosewood DS733-99097/201 En raison des caractéristiques nat relles de ces finitions, des variations de couleur, de ton, et de grain sont à prévoir. Assurez-vous de demander à un représentant un échatillon physique avant de prendre une décision finale. ************* Due to the natural characteristics of these finishes, variations in color, tone & grain should be expected. Please be sure to ask a representative for a physical sample prior to any final decision. Fine Oak B2502 French Cherry B1406 Dark Rosewood B99097 maple birch DS705-99244/203 oak fine line DS716-2502/01 american douglas DS716-1501/02 knotty pine DS716-2103/01 teak DS716-2601/01 european cherry DS716-1406/01 american maple DS733-1102/01Douglas Fir B1501 Maple Cherry B1102 knotty pine DS716-2103/01 teak DS716-2601/01 european cherry DS716-1406/01 american maple DS733-1102/01 chestnut DS733-1301/01 national walnut DS733-1806/02 rosewood DS733-99097/201 En raison des caractéristiques naturelles de ces finitions, des variations de couleur, de ton, et de grain sont à prévoir. Assurez-vous de demander à un représentant un échatillon physique avant de prendre une décision finale. ************* Due to the natural characteristics of these finishes, variations in color, tone & grain should be expected. Please be sure to ask a representative for a physical sample prior to any final decision. Wild Pine B2103 Medium Chestnut B1301 ARMSTRONG® WOODWORKS COMPATIBILITY 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max Slate 2 - Integral Driver Integration Replacing Slats 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max Slate 2 - Remote Driver Integration Replacing Slats 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max Slate 2 - Remote Driver Integration Between Slats 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max 2 5/8” 2 3/4”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 1 1/16” 1 1/8”min 5” max 1 1/16” 1 1/8”min 5” max 2 1/4” min 2” 2 1/4” min 2” 2 5/8” 2 3/4”min 5” max Slate 2 - Integral Driver Integration Between Slats Slate 2 dim. Slats clearance tolerance Slate 2 dim. Slats clearance tolerance Slate 2 dim. Slats clearance tolerance Slate 2 dim. Slats clearance tolerance AVAILABLE LENGTHS FOR ARMSTRONG WOODWORKS® 2 ft 4 ft 8 ft WGTG9 WOODWORKS® Grille Tegular 9/16 23.375" N/A N/A WGTG15 WOODWORKS® Grille Tegular 15/16 N/A 47" N/A WGC WOODWORKS® Grille Classics N/A N/A 95" WFV WOODWORKS® Grille Forté Veneered N/A 47" 95" WFS WOODWORKS® Grille Forté Solid N/A 47" 95" WLTG15 WOODWORKS® Linear Tegular 15/16 23" 47" N/A

PHOTOMETRIC DATA All IES files are available for download at: www.axislighting.com WOOD CEILINGS © 2016 Axis Lighting Inc. 1 . 8 0 0 . 2 6 3 . 2 9 4 7 [T] 514 . 9 4 8 . 6 27 2 Product design and development is an ongoing process at Axis Lighting. We reserve the right to change specifications. Contact Axis for the latest product information. 4 / 4 FILE NAME:SL2.SPEC September 28, 2026 a x i s l i g h t i n g . c o m Axis Slate 2 Lumen/ft: 600 lm/ft Total Lumens: 2400 lm (for 4ft) Input Watts: 20.1 W Efficacy: 119 lm/W IES FILE: SL2-600-90-35-SO-4-W.IES TESTED ACCORDING TO IES LM-79-2019 0° 15°15° 30° 45° 60° 75° 90° 45 60 75 90 ° ° ° ° ° 30 226 452 678 904 0° 90° Horizontal Angles Vertical Angle 0 22.5 45 67.5 90 0 897 897 897 897 897 5 892 896 899 903 904 15 851 865 874 883 887 25 775 794 808 822 829 35 669 691 712 727 734 45 547 567 591 606 612 55 413 432 455 470 472 65 271 292 314 328 336 75 145 161 182 193 197 85 37 48 63 71 76 90 1 6 13 19 21 CANDELA DISTRIBUTION LUMINANCE DATA (cd/m2) Horizontal Angles Vertical Angle 0 45 90 45 13425 14494 15015 55 12498 13765 14294 65 11113 12909 13780 75 9750 12221 13178 85 7396 12641 15194 ZONAL LUMENS Lumens Zone 0 0-10 85 10-20 241 20-30 358 30-40 422 40-50 426 50-60 374 60-70 280 70-80 164 80-90 51 90 PHOTOMETRIC CURVE 600 lm/ft

Coronet
designed and built in the USA

a CarbonNeutral company

LS3 direct

>90 CRI
up to
112
lumens /watt



The LS Series of architectural luminaires offers a wide range of profiles and mounting options. Custom lengths and patterns are tailored to suit any modern space.

Features

- Living Building Challenge Declare listed. Red List Free optional.
- Extruded recycled aluminum housing
- Aluminum core LED boards, specifiable optics
- Specifiable color temperature. CRI > 90, R9 > 70
- Custom lengths, welded patterns, and finishes available
- Integral specifiable dimmable drivers or PoE
- 5 Year, 50,000 hour warranty, damp location rated
- WELL Building Standard compatible learn more

Dimensions


3.6"
3"

Optics


916 cd
flat lens


1200 cd
asymmetric


824 cd
wall wash


762 cd
avi-batwing

Representative distribution and peak candela. For other options see order information or IES files here.

Page 1 of 5

coronetled.com
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Declare. Red List Free CorHealth

Modification date: October, 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA
a CarbonNeutral company

LS3 direct

Ordering Information

For each option group below specify one option. If you don't see your preferred option listed, contact us for help.

1	Fixture ID
LS3	

2	Length
2	2 ft
4	4 ft
8	8 ft
XX	Specify length
PAT	Pattern Submit drawing.

3	Color Temperature
27	2700K/90 CRI
30	3000K/90 CRI
35	3500K/90 CRI
40	4000K/90 CRI
50	5000K/90 CRI
TW	Tunable White 2700K-6500K Must use TW10 or DALI driver.
WD	Warm Dim 2200K-3000K Must use WD10 driver.
RGBW30	RGB +white; 3000k Must use remote DMX driver.
RGBW35	RGB +white; 3500k Must use remote DMX driver.
RGBW40	RGB +white; 4000k Must use remote DMX driver.

4	Output
LOW	Low output
MED	Medium output
HIGH	High output
CUST	Custom output Specify watts or lumens: Up to 13W/ft max. Down to 6W/driver min.

5	Voltage
UNV	Universal (120/277V)
347V	347V

6	Driver
DB	Standard 0-10V 1%
DB.1%	0-10V 0.1%
ELV	Reverse phase 1% (120V only)
TRI	Forward phase
LDE1	Lutron Digital EcoSystem
JA8	JA8 compliant 1% dimming
DALI	DALI-2 driver
PoE	Power over Ethernet
TW10	2 channel 0-10V for tunable white
WD10	0-10V warm dimming
DMX	DMX512 All DMX drivers set to default address 001 and provided in remote enclosers. Contact us for other addressing needs.

7	Finish
W	White
BLK	Black
SLV	Silver
CC	Custom color See finish options here
CWF	Custom wood finish See finish options here

8	Mounting
AC.X	AC cable; 50" field cuttable "X" must be replaced by specific order code. See Mounting Options page(s) for details.
PS.X	Pendant stem "X" must be replaced by specific order code. See Mounting Options page(s) for details.
SM.X	Surface mount "X" must be replaced by specific order code. See Mounting Options page(s) for details.
WM	Wall mount

9	Optics
FL	Flat diffuser
AVI.BWG	Batwing optic
ASYM	Asymmetric optic
WW	Wall wash reflector

10	Sensors/Controls
NA	None
WISM_%	Wattstopper occupancy
WISD	Wattstopper daylight
ACM	Acuity nLight- module only
ACS	Acuity nLight- (nES 7)
ACAS	Acuity nLight- AIR (rES 7)
CCS	Casambi module
AWNR	Lutron Athena wireless node
AWNS	Lutron Athena wireless node with sensor
OTHER	Consult factory
ACAM	Acuity nLight Air (rIO)

11	Circuit
NA	None
EMPCK	Emergency battery pack
EMCKT	Emergency circuit May require additional power feeds.
DAYCKT	Daylight circuit May require additional power feeds.

12	Options
NA	None
STD	White canopy/cord/stem
CAN.X	Canopy + color See finish options here
SJ.BLK	Black cord
SJ.WHT	White cord
RLF	Red List Free
MPD	Mounting + power drawings Mounting and power feed locations will be added to approval drawings. See additional information here

Performance

Output[1]	Watts/ft	Lumens/ft	LPW
Low	3.5	393	112
Medium	5.5	593	108
High	7.5	806	108

[1]Based on a typically configured 90 CRI, 3500K luminaire using one driver.
Custom outputs available. Please consult factory.
For 4000K multiply by 1.05; for 3000K, 0.96; for 2700K, 0.92.
For Warm Dim multiply by .80.

Technical Information

click here or scan QR code

Wiring diagrams, PoE and sensor details.

Page 2 of 5

coronetled.com
T 973 345 7660

Modification date: October, 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA

a CarbonNeutral company

LS3 direct

Mounting Options

Custom mounting types and ceiling transitions available; consult factory.
Mounting and power feed locations will be added to approval drawings on request.



AC.5
AC cable,
5" canopy



AC.3.5
AC cable,
3.5" canopy



AC.MF
AC cable,
2.6" trimmed
Mini mount canopy



AC.MNT
AC cable,
1.8" trimless
Mini Mount canopy


1.6"

AC.CC
AC cable,
Conduit
knock-outs



AC.TB9
AC to 9/16" tee bar
AC.TB15
AC to 15/16" tee bar
AC.TBSG
AC to slot grid



AC.TG9
AC to 9/16" Tegular
AC.TG15
AC to 15/16" Tegular
AC.TGSG
AC to Tegular slot grid


ø .5"

PS.12, PS.18, PS.24, PS.36, PS.48, or PS.FC
fixed length inches
or field cuttable


ø .5"

PS.MF.12, PS.MF.18, PS.MF.24, PS.MF.36, PS.MF.48, or PS.MF.FC
Pendant stem, 2.6" flanged
Mini Mount canopy.
Fixed length inches
or field cuttable.


ø .5"

PS.MNT.12, PS.MNT.18, PS.MNT.24, PS.MNT.36, PS.MNT.48, or PS.MNT.FC
Pendant stem, 1.8" trimless
Mini Mount canopy.
Fixed length inches
or field cuttable.

To prevent damage to fixtures, factory designated suspension points must not be field altered.
Do not attempt installation if you do not understand the installation instructions.

Page 3 of 5

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T 973 345 7660

JA8 TITLE 24 · UNION MADE IN THE USA · Declare. · Red List Free · CorHealth

Modification date: October 2026
Coronet reserves the right to make design changes.

a CarbonNeutral company

LS3 direct

Mounting Options

Custom mounting types and ceiling transitions available; consult factory.
Mounting and power feed locations will be added to approval drawings on request.


0.7"

SM.HC
Surface mount hard ceiling

SM.TB9
SM to 9/16" tee bar
SM.TB15
SM to 15/16" tee bar
SM.TBSG
SM to slot grid

SM.TG9
SM to 9/16" Tegular
SM.TG15
SM to 15/16" Tegular
SM.TGSG
SM to slot grid Tegular

Wall mount

Canopy Views


ø5.0"
ø3.5"
ø1.7"
ø1.8"
ø1.7"
ø2.6"

5.0" canopy

3.5" canopy

1.8" trimless
Mini Mount canopy

2.6" flanged
Mini Mount canopy

To prevent damage to fixtures, factory designated suspension points must not be field altered.
Do not attempt installation if you do not understand the installation instructions.

coronetled.com
T 973 345 7660

Page 4 of 5

Modification date: October, 2026
Coronet reserves the right to make design changes.

Coronet
designed and built in the USA

a CarbonNeutral company

LS3 direct

Drivers & Electrical
Integral drivers* with 0-10V Dimming standard. Several other driver options available; see ordering information.
*DMX drivers are provided in remote enclosures.

Sensors & Controls
Sensors are installed on an aluminum plate adjacent to the luminaire lens[1]. Coronet remains agnostic in our approach to sensors and control systems; our fixtures are compatible with most systems offered.
[1]Not applicable to indirect only models. Consult factory.

Emergency Back-Up
For fixtures three-feet or longer, a 6W emergency driver may be wired to 4ft sections. A 10W driver is also available (consult factory). Emergency circuits for use with building generators are also available.

PoE (Power over Ethernet)
Compatible with virtually all PoE systems including Molex Coresync, Smartengine, Platformatics, and NuLED SPICEbox.
Consult factory for systems not listed. See here for more info.

Finishes
All luminaires are finished in high quality polyester powder coating. Our standard color is white. Any RAL color may be specified.

Weight
5 lbs per foot

Optics
Extruded satin acrylic lenses provide excellent diffusion, high transmission, and no LED imaging.

Construction
Housings are extruded premium, recycled aluminum. Individual fixtures are available up to 12' long and may be specified as nominal or precision lengths. Precision lengths are supplied within 1/8" tolerance.

Joined Runs
Runs of any length may be specified and are comprised of multiple, factory-engineered, joined sections. Individually specified luminaires are not field joinable.



Representative joinery. For product specific details see installation guides or submittal drawings.

Patterns
Featuring illuminated welded corners and angles. Consult factory for custom designs and elevations.

Square



X



T



V



Custom



Elevation



Wall/Ceiling



coronetled.com
T 973 345 7660

Page 5 of 5

Modification date: October, 2026
Coronet reserves the right to make design changes.

E-2-3 ANNEX 2 BUILDING STANDARD SPECIFICATIONS

LANDLORD’S WORK LETTER – OPPENHEIMER FITOUT 32 OLD SLIP NEW YORK, NEW YORK Note: All furniture, files, office equipment, telephone, data, security and intercom systems and installation of said systems, including design plans, wiring, etc. are the responsibility of tenant and/or tenant vendor(s). Tenant is also responsible for setting up and installing furniture systems and their components. Tenant is responsible for any requested overtime/after hour work related costs(s) requested for the above referenced items. All generic furniture shown on any plans of the tenant space is for code compliance purposes only and may not reflect what the tenant will purchase and install. ** Any additions or changes requested to the below scope shall require Landlord approval, may incur additional costs and may need to be day 2 or post occupancy work. **All plans and construction to be built out in compliance with all current NYC building codes and regulations. General Landlord Turnkey Construction: 1. Floors a. For offices, conference rooms, open bullpen areas, and corridors, the Landlord shall furnish and install building standard carpet tile, glued down to existing slab with 4" cove vinyl base. TecCrete® raised floor systems or equal shall be provided as required by existing conditions. Code compliant ramps and railings shall be installed in accordance with NYC buildings requirements. i. Carpet: Shaw, Alchemy, Forge Platinum or tenant selected equal as approved by Landlord installed in a monolithic pattern by direct glued down method. ii. 4” rubber wall base by Roppe in finish 161 Snow, or tenant selected equal as approved by Landlord b. Landlord shall provide building standard porcelain tile flooring and base in reception / collaboration area, and pantry areas. i. Porcelain Tile: Pro-Spec, Cemento, Cassero Grigio, 12”x24” or tenant selected equal as approved by Landlord installed in a monolithic pattern (or pattern of Tenant’s choosing) c. Ancillary rooms (i.e. mail room, & storage room, as applicable), are to receive building standard resilient flooring. IT / Computer rooms to receive electrostatic dissipative floor tile (see below)

i. Resilient Flooring: Forbo, Colorex Etna, 150240 or tenant selected equal as approved by Landlord installed in a monolithic pattern ii. Electrostatic Dissipative Tile: Forbo, Colorex SD or tenant selected equal as approved by Landlord installed in a monolithic pattern 2. Ceilings a. In the general ceilings throughout the open plan areasthe Landlord shall provide building standard ACT. b. In elevator lobbies and reception area landlord to provide gypsum drywall ceilings c. Landlord shall provide gypsum border and an ACT inset in (2) conference rooms per floor. i. ACT: Armstrong, 24”x48” Optima Tegular, Interlude XL HRC 9/16” slot white grid or tenant selected equal as approved by Landlord. d. In all Offices, additional Conference Rooms, and Ancillary Rooms, Landlord shall furnish and install building standard acoustic ceiling tile. i. ACT: Armstrong, 24”x48” Optima Tegular, Interlude XL HRC 9/16” slot white grid or tenant selected equal as approved by Landlord. 3. Pantry a. The landlord will provide a building standard sink and faucet , or tenant selected equal as approved by Landlord. i. Sink: Elkay, Crosstown 18GA SS Single Bowl Dula Mount ADA Sink, ECTSRAD2522TBG ii. Faucet: Blanco, 440603 Purus I w/Side Spray, Chrome b. Cabinetry shall consist of plastic laminate upper and lower cabinets with melamine interiors i. Lower cabinets: Nevamar, Straightaway Oak or tenant selected equal as approved by Landlord ii. Upper cabinets: Formica, Graphite Matte or tenant selected equal as approved by Landlord iii. Landlord shall provide building standard, ADA compliant door pulls. c. Countertop shall be solid surface. i. Solid Surface: Caesarstone, Nuvo Calacatta or tenant selected equal as approved by Landlord

d. Backsplash to be tile. i. Tile: TileBar, Manchestter, Bianco 4x8 Hexagon or tenant selected equal as approved by Landlord e. Total length of cabinetry shall be as per Design Development package for hub area, annotated with the above standard areas called out. f. Landlord will provide building standard appliances in a stainless-steel finish, or tenant selected equal as approved by Landlord. i. Refrigerator: Bosch, 36” Built-In Bottom Freezer, B36CT81ENS ii. Dishwasher: GE Stainless Steel Interior Dishwasher, GLDT969JSS iii. Microwave: GE Countertop Microwave Oven PEM31SF/EF g. Landlord will provide (3) water lines, one for the refrigerator, one for tenant’s ice maker and one at the countertop for tenant’s coffee/water machines. Tenant to provide final hookup for tenant supplied machines. Landlord to provide floor drain for ice maker. Landlord to provide additional water supply for dishwasher in Café. 4. Large Training Room a. Landlord shall provide a supplemental AC unit to serve the Large Training Room. b. Landlord shall furnish and install (6) core drills in the Large Training Room. c. Landlord shall provide (2) Operable partitions and associated steel support in the Large Training Room. i. Operable Partition: Modernfold, Encore, Single Panel Operable Partition with Sure- set manual Crank 2” drop seals, on standard #17 trolleys with a Standard Modernfold premium fabric finish. Pocket doors shall be Modernfold’s Type IVB. 5. Boardroom a. Landlord shall provide a supplemental AC unit to serve the Boardroom. b. Landlord shall furnish and install (2) core drills in the Boardroom. c. Landlord to install building standard acoustic paneling 6. Marketing Studio a. Landlord shall supply a supplemental AC unit to serve the studio b. Landlord shall furnish and install building standard acoustic paneling, additional power to accommodate tenant provided broadcasting equipment, tele/data stub-ups and acoustic paneling at the ceiling.

7. Catering Pantry (non-cooking) a. Landlord shall furnish and install building standard floor (quarry) tile, wall base, wall tile (5’ high), upper and lower cabinets, up to (2) floor drains and shall receive an allowance for kitchen equipment. 8. Single User ADA Restrooms (as applicable to satisfy base code compliant fixture count) a. Landlord shall furnish and install building standard mirror, tile flooring, wall tile, ADA compliant grab bars, toilet, sink and floor drain., , or tenant selected equal as approved by Landlord. 9. War Room a. Landlord shall supply and install a floor box, backbox with blocking for Tenant provided TV and stub up for tenant provided tele/data. 10. CEO Office a. Landlord shall provide an ADA compliant private restroom adjacent to the CEO’s Office with building standard finishes or tenant selected equal as approved by Landlord 11. Partitions a. The landlord will provide rated demising partitions as applicable, slab to slab in accordance with NYC code. b. Building standard partition within tenant spaces shall extend from the floor to the deck and shall be framed with 2-1/2” 25-gauge steel studs at 16" on center. One (1) layer of 5/8" gypsum wallboard (sheetrock) will be provided on each side (full height). Walls shall be insulated with acoustical batt insulation. c. One wall in each conference / meeting room to have 3 5/8” steel studs, 5/8” gypsum board, full height, acoustical batt insulation and wood blocking to support TV monitor(s) d. Exterior and core walls will be prepared for painting and finished with (1) prime coat and (2) finish coats of Benjamin Moore, Ultraspec 500 interior OC -152 Super White in eggshell finish, or tenant selected equal as approved by Landlord e. Partitions terminating at the building exterior will meet either a window mullion or column. All partitions terminating at window mullions to have rubber gasketing. No partitions, which interfere with the operation of a window or obscure a window, will be permitted. f. No curves will be provided in Building Standard partitions.

g. Blocking to be provided for (1) TV in each Conference Room and each Executive office. 12. Office and Conference Room Fronts a. Furnish and Install building standard 8’0” high Teknion glass front in style: Optos in Black powder-coated color, or Landlord approved equal with 12mm tempered glass. All intersection details to be building standard. b. Each office door shall be a full height metal framed glass door standard with gasketing and drop seals to coordinate and integrate with adjacent glass and metal system. Door pulls to 18” metal pulls in Graphite to match glass front. Conference rooms and Boardroom to have hold-open closers. c. Locations and quantities to be as per floor plan exhibit to lease. 13. Doors and Frames a. Main entrance doors will be a pair of double glass doors with top and bottom shoe (space permitting): 3’-0” x 8’-0” to match building standard. Door shall be prepped with maglock, ready for tenant’s security installation. All door openings shall be code compliant. b. Office and Conference room doors shall be as per section 12 c. Ancillary doors shall be 3'-0' x 8'-0" hollow metal doors in hollow metal frames. Hardware shall be building standard lever sets, function as applicable. IT room shall be provided with either an undercut or ventilation panel and shall be prepped to accept tenant’s card access control system. d. Tenant, at its sole cost and expense, may install security devices such as card or proximity readers on the entry doors, subject to the landlord's approval. Tenant shall submit all devices for approval by the landlord prior to installation. Landlord shall deliver doors and frames prepared to receive tenant’s security system. 14. Window Treatments a. Building standard manual mesh solar shades will be furnished and installed at all exterior windows by manufacturer Phifer, in the style of SheerWeave 4100, with a color U58 Eco/Chalk i. Note that existing window shades shall be in good working order and will not be replaced unless damaged, missing, discolored or not in good working order. 15. Finishes

a. All partitions will be painted with one prime coat and two finish coats in building standard paint (Benjamin Moore, Ultraspec 500 Interior, OC-152 Super White) in an eggshell finish or tenant selected equal as approved by Landlord. b. Metal doors and frames located within the tenant's space will be reasonably dent free and painted in building standard paint (Benjamin Moore, Ultraspec 500 Interior, OC-152 Super White) in a semi-gloss finish or tenant selected equal as approved by Landlord. c. All Trim and Radiator enclosures will be reasonably dent free and painted in building standard paint (Benjamin Moore, Ultraspec 500 Interior, OC-152 Super White) in a semi- gloss finish or tenant selected equal as approved by Landlord. d. Sheetrock ceilings shall be painted with one prime coat and 2 finish coats in building standard paint (Benjamin Moore, Ultraspec 500 Interior, OC-152 Super White) in a flat finish, or tenant selected equal as approved by Landlord. 16. Electric a. Receptacles will not be provided in core walls, exterior walls or on columns. Room classification for the below shall be in accordance with Design Development package and comply with all applicable codes. Landlord shall provide 120V 15A electrical outlets as follows: i. (1) Quad, (1) Duplex at each new private office ii. (2) Duplex at each Conference Room at a minimum or latest NYC Electric code. Whichever is greater iii. (1) dedicated duplex per copy area and (1) duplex outlet at countertop iv. (1) dedicated duplex for each building standard pantry appliance. v. (2) GFCI duplex outlets at the Pantry/Coffee Bar areas vi. (2)030A circuits in IT room, receptacle to be as per Tenant specification. Ground bar shall be provided. vii. (6) 30A circuits shall be provided in the MDF Room with (3) coming from an “A” source and (3) coming from a “B” source. Ground bar shall be provided. b. Landlord shall supply power and empty conduits (size to be confirmed by tenant) for open area furniture, conference room tables, and TVs c. Plug load controls per latest NYC EC d. General Lighting in the open ceiling areas shall consist of a suspended Coronet LED linear pendants, or tenant selected equal as approved by Landlord . Addressable lighting controls with user interface complying with the latest NYC EC. e. Private Offices are to receive recessed, linear Coronet LED downlights or tenant selected equal as approved by Landlord. f. Building standard 4” Dia. LED downlights will be furnished and installed in areas with gypsum board ceiling or tenant selected equal as approved by Landlord. g. Pantries are to receive under cabinet lighting and accent pendants above the island; pendants to be selected by tenant from LL provide building standard options. h. Emergency lighting equipped with battery backup will be provided by landlord within the demised premises in compliance with applicable codes. i. Light switches shall be provided as follows. i. One (1) switch per room ii. Open office area to be considered controlled per NYC energy code, zoning and daylight harvesting as applicable j. Fire alarms devices shall be provided in compliance with applicable codes for office occupancies; color of devices to be selected by tenant to coordinate with finishes. Special fire alarm devices or systems for computer rooms, supplementary air conditioning systems, food service facilities, file rooms, or other non-typical office construction shall be provided by the tenant at tenant's sole cost and expense. 17. Heating, Ventilation, and Air Conditioning a. Air Conditioning i. Ductwork above ACT ceilings shall be rectangular. In areas of open ceilings, ductwork shall be flat oval, painted to match ceiling ii. Air distribution devices will be building standard diffusers and return air grills compatible with the building standard ceiling and shall be white to match the ceiling. b. Zoning is provided utilizing V.A.V DDC thermostatic controls integrated to the building BMS. Zoning shall comply with AHREA 55 standards. Ventilation air (fresh air) will be provided as per N.Y.C. building code c. Heating i. Heating is provided through existing perimeter radiators during regular business hours.

ii. Note that existing radiators shall be reasonably dent free and in good working order and will not be replaced unless damaged, missing or not in good working order. 18. Fire Protection a. Landlord to provide code compliant Emergency Lights, horns & strobes, and Exit signs. 19. Telecommunications a. Tenant shall bear the sole cost and responsibility for the design & installation of their communications wiring and equipment. b. A telephone junction box and conduit (stub up) will be provided as follows. One (1) dragline shall be provided for each conduit. i. 1 per office ii. 1 per conference room iii. 2 per copy area iv. 1 for reception area c. Telecomm conduits for open area furniture, conference room tables, and TVs Cabling to be at tenant’s cost d. Provide 4’ x 8’ fire resistant treated plywood backing for telecommunications equipment in each IT room and IDF rooms. MDF shall have two panels of plywood. 20. Sprinklers a. Landlord will supply & install building standard sprinklers in accordance with NYC code. 21. Work not included a. Telephone/data wiring and services b. Additional Supplemental cooling beyond what’s been outlined above c. Additional power beyond what’s been outlined above d. Backup power e. Structural reinforcement for high density files or other equipment f. Furniture, fixtures, and equipment g. Security h. Audio Visual

i. Signage j. Moving k. Upgrades and additions to the above 22. Tenant Requested TEWOs (Tenant Extra Work Orders) *Tenant Extra Work Orders consist of above standard items requested by the tenant to be included in the design documents for inclusion in the bid as an “add alternate” that would be at the sole cost of the tenant. Scope of TEWOs to be identified in the Design Development package and be administered in accordance with the Lease. 23. Building standard selections are subject to change without notice. Any items reselected shall be replaced with selections of equal or greater quality.

F-1 - ANNEX 3 INITIAL TENANT EXTRA WORK ORDERS

RXR CONSTRUCTION SERVICES

Project: **Oppenheimer - Tenant Fit-Out (DD)**
Building: **32 Old Slip (MR)**
Project #: **TBD**
Date: **10/30/2026**
Total RSF: **221,339**

SCOPE OF WORK:
100% DD Drawings for floors 11, 12, 26, and 31. 50% DD Drawings for floors 8, 14, and 30.

		RSF: 13214		RSF: 36803		RSF: 37866		RSF: 37866		RSF: 34686		RSF: 30452		RSF: 30452		RSF: 221339	
	Tenant Extra Work Orders	8th Floor		11th Floor		12th Floor		14th Floor		26th Floor		30th Floor		31st Floor		**GRAND TOTAL**	
1.	Curved Wall Partitions		$ -	$ -	$ -	$ 60	$ 0.00	$ 717	$ 0.02	$ 837	$ 0.02	$ 1,554	$ 0.05	$ 837	$ 0.03	$ 4,004	$ 0.02
2.	Wall Coverings		$ -	$ 73,625	$ 2.00	$ 67,857	$ 1.79	$ 72,107	$ 1.90	$ 60,115	$ 1.73	$ 50,551	$ 1.66	$ 57,686	$ 1.89	$ 381,941	$ 1.73
3.	Metal Cap at Office Demising Partitions	$ 1,810	$ 0.14	$ 8,326	$ 0.23	$ 11,765	$ 0.31	$ 7,783	$ 0.21	$ 10,860	$ 0.31	$ 7,240	$ 0.24	$ 13,213	$ 0.43	$ 60,996	$ 0.28
4.	Wood Veneer Wall Paneling		$ -	$ 99,070	$ 2.69	$ 58,027	$ 1.53	$ 42,459	$ 1.12	$ 99,070	$ 2.86	$ 42,459	$ 1.39	$ 63,688	$ 2.09	$ 404,772	$ 1.83
5.	Recessed AV Niches		$ -	$ -	$ -	$ 9,202	$ 0.24	$ 27,606	$ 0.73	$ 18,237	$ 0.53	$ 73,616	$ 2.42	$ 9,202	$ 0.30	$ 137,863	$ 0.62
6.	Motorized Shades		$ -		$ -		$ -		$ -		$ -	$ 27,049	$ 0.89		$ -	$ 27,049	$ 0.12
7.	Broadloom Carpet in Lie of Carpet Tile		$ -	$ -	$ -	$ 1,867	$ 0.05	$ 2,569	$ 0.07	$ 1,025	$ 0.03	$ 19,407	$ 0.64	$ 611	$ 0.02	$ 25,479	$ 0.12
8.	Exposed Painted Ceiling		$ -	$ 59,560	$ 1.62	$ 73,532	$ 1.94	$ -	$ -	$ 72,923	$ 2.10		$ -	$ 65,926	$ 2.16	$ 271,941	$ 1.23
9.	Specialty Acoustic Ceiling - Acoufelt 48x48		$ -	$ -	$ -	$ -	$ -	$ 358,047	$ 9.46	$ -	$ -		$ -	$ -	$ -	$ 358,047	$ 1.62
10.	~~Double Glazed Office Fronts (Currently Excluded)~~		$ -		$ -		$ -		$ -		$ -	$ -	$ -		$ -	$ -	$ -
11.	Officefronts - Upgrade from 8' - 9'	$ 2,540	$ 0.19	$ 13,089	$ 0.36	$ 18,378	$ 0.49	$ 9,622	$ 0.25	$ 14,344	$ 0.41	$ 8,965	$ 0.29	$ 13,298	$ 0.44	$ 80,236	$ 0.36
12.	Shower Rooms		$ -		$ -		$ -		$ -		$ -	$ 269,756	$ 8.86		$ -	$ 269,756	$ 1.22
13.	Millwork in Breakout Area		$ -		$ -		$ -		$ -		$ -	$ 63,342	$ 2.08		$ -	$ 63,342	$ 0.29
14.	Stone Tile in Lieu of Porcelain Tile		$ -		$ -		$ -		$ -		$ -	$ 43,916	$ 1.44		$ -	$ 43,916	$ 0.20
15.	Laminated Ceiling Pop Ups (CL-04)		$ -	$ 45,949	$ 1.25	$ 30,196	$ 0.80	$ 59,108	$ 1.56	$ 29,424	$ 0.85	$ 196,689	$ 6.46	$ 58,528	$ 1.92	$ 419,894	$ 1.90
16.	Wood Baffle Ceilings		$ -		$ -		$ -		$ -		$ -	$ 105,994	$ 3.48		$ -	$ 105,994	$ 0.48
17.	Additional Restroom Fixtures		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -		$ -	$ -	$ -
18.	~~Acoustical Gyp Ceilings (Currently Excluded)~~		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -		$ -	$ -	$ -
19.	Finish Upgrade to Existing 12th-14th Floor Interconnecting Stair		$ -		$ -	$ 83,835	$ 2.21	$ 114,231	$ 3.02		$ -		$ -		$ -	$ 198,066	$ 0.89
20.	Vault (In Progress)		$ -	$ -	$ -		$ -		$ -		$ -		$ -		$ -	$ -	$ -
21.	Finish Upgrade to Existing 30th-31st Floor Interconnecting Stair		$ -		$ -		$ -		$ -		$ -		$ -	$ 157,070	$ 5.16	$ 157,070	$ 0.71
22.	Attic Stock 5% on Carpet Tile and ACT	$ 9,157	$ 0.69	$ 29,473	$ 0.80	$ 29,927	$ 0.79	$ 24,835	$ 0.66	$ 25,104	$ 0.72	$ 21,031	$ 0.69	$ 212,668	$ 6.98	$ 352,195	$ 1.59
23.	Upgraded Partitions		$ -	$ 65,952	$ 1.79	$ 36,188	$ 0.96	$ 69,460	$ 1.83	$ 36,188	$ 1.04	$ 37,222	$ 1.22	$ 57,495	$ 1.89	$ 302,504	$ 1.37
24.	Stretch Fabric Panel		$ -	$ 52,454	$ 1.43	$ 40,112	$ 1.06	$ 30,856	$ 0.81	$ 55,540	$ 1.60	$ 30,856	$ 1.01	$ 33,941	$ 1.11	$ 243,759	$ 1.10
25.	Laminate Core Walls	$ 26,895	$ 2.04	$ 80,863	$ 2.20	$ 90,545	$ 2.39	$ 101,482	$ 2.68	$ 99,689	$ 2.87	$ 133,039	$ 4.37	$ 80,684	$ 2.65	$ 613,197	$ 2.77
26.	30th Floor Ceiling Upgrade		$ -		$ -		$ -		$ -		$ -	$ 18,838	$ 0.62		$ -	$ 18,838	$ 0.09
27.	Millwork In Training Room		$ -		$ -		$ -		$ -		$ -	$ 82,388	$ 2.71		$ -	$ 82,388	$ 0.37
28.	Pantry Upgrades	$ 91,436	$ 6.92	$ 89,776	$ 2.44	$ 94,796	$ 2.50	$ 104,820	$ 2.77	$ 93,716	$ 2.70	$ 106,274	$ 3.49	$ 71,398	$ 2.34	$ 652,216	$ 2.95
29.	~~Moveable Partition at Training Room (Included in Base)~~		$ -		$ -		$ -		$ -		$ -	$ -	$ -		$ -	$ -	$ -
30.	Specialty Café/Client Lounge Finishes		$ -		$ -		$ -		$ -		$ -	$ 154,122	$ 5.06		$ -	$ 154,122	$ 0.70
31.	Supplemental Cooling	$ 322,681	$ 24.42	$ 319,693	$ 8.69	$ 129,670	$ 3.42	$ 874,232	$ 23.09	$ 254,678	$ 7.34	$ 1,322,687	$ 43.44	$ 191,845	$ 6.30	$ 3,415,487	$ 15.43
32.	IDF Cooling	$ 83,004	$ 6.28	$ 83,004	$ 2.26	$ 83,004	$ 2.19	$ 83,004	$ 2.19	$ 83,004	$ 2.39	$ 83,004	$ 2.73	$ 83,004	$ 2.73	$ 581,027	$ 2.63
33.	Generator Power Backup for IDF Cooling	$ 25,121	$ 1.90	$ 33,494	$ 0.91	$ 33,494	$ 0.88	$ 33,494	$ 0.88	$ 33,494	$ 0.97	$ 16,747	$ 0.55	$ 33,494	$ 1.10	$ 209,339	$ 0.95
34.	UPS Room Cooling	$ 181,170	$ 13.71		$ -		$ -		$ -		$ -		$ -		$ -	$ 181,170	$ 0.82
35.	Enhanced Acoustical HVAC Treatment	$ 5,379	$ 0.41	$ 4,781	$ 0.13	$ 4,781	$ 0.13	$ 41,836	$ 1.10	$ 7,770	$ 0.22	$ 38,250	$ 1.26	$ 24,305	$ 0.80	$ 127,103	$ 0.57
36.	Dedicated Tenant BMS, DDC Perimeter Heating Conv. (In Progress)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
37.	Tenant Condenser-Water Booster Pumps	$ 29,883	$ 2.26	$ 29,883	$ 0.81	$ 29,883	$ 0.79	$ 59,766	$ 1.58	$ 29,883	$ 0.86	$ 59,766	$ 1.96	$ 35,033	$ 1.15	$ 274,096	$ 1.24
38.	Low Voltage Scope (In Progress)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
39.	Curved Officefronts (In Progress)																
40.	Above Standard Finishes (In Progress)																
Tenant Extra Work Orders TOTAL		**$ 779,076**	**$ 58.96**	**$ 1,088,992**	**$ 29.59**	**$ 927,119**	**$ 24.48**	**$ 2,118,033**	**$ 55.93**	**$ 1,025,901**	**$ 29.58**	**$ 3,014,760**	**$ 99.00**	**$ 1,263,926**	**$ 41.51**	**$ 10,217,807**	**$ 46.16**

TEWO - QUALIFICATIONS & EXCLUSIONS:

1 Attic Stock includes 5% of ACT and carpet tile
2 Excludes preaction fire protection system
3 Wallcovering TEWO includes level 5 finish on walls
4 Recessed AV niche scope includes tv backbox, convince outlet, tel/data stubup, additional furring/framing of the wall, and millwork. Excludes acoustic panels
5 Motorized shades only included in the 26p conference room and the 122p assembly room
6 Shower rooms includes ADA restroom finishes
7 Millwork in breakout area includes quartz countertop and ceramic tile backsplash. Excludes additional lighting or powe
8 Ceiling pop-ups excludes additional lighting fixtures
9 Excludes decorative lighting
10 14th floor restroom qualifies (4) stalls and (3) urinals
11 Excludes live plants and planters
12 Vault scope excludes security
13 Pantry upgrades includes wood veneer, panel-ready appliances, solid surface backslash
14 14th floor and 30th floor pricing represent 50% DD level estimates

ANNEX 4 ELEVATOR WORK

UP UP COMM ROOM M.E.R ROOM ELEVATOR EQUIPMENT ELEC. RM. SE1 ROOM P12 P11 P9 P8 P7 P10 TEL. SE2 P22 WOMEN (NEW LOCATION) EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR MEN (NEW LOCATION) TENANT JAN. NOTE: RESTROOM FOOTPRINT CAN BE REDUCED BUT IS SHOWN TO ALIGN WITH TENANT ROOM PER DESIGN ARCHITECT'S DD SET PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 A-011 32 OLD SLIP NEW YORK, NY 10005 11TH FLOOR RESTROOM BLOCKING PLANS 10.27.2026 26.0002577.000 TR AB / TM 1/8" = 1'-0" LOCATION OF RELOCATED RESTROOMS EXISTING PLUMBING RISER RUNNING FROM FLOORS 9-24 IS TO REMAIN CREATE NEW LANDING, ELEVATOR P22

UP UP UP ROOM ROOM M.E.R ELEV. A.C RM ROOM TEL SE2 SE1 P22 JAN. EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR WOMEN (NEW LOCATION) MEN (EXPANDED CORE RESTROOM) PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH A-012 32 OLD SLIP NEW YORK, NY 10005 12TH FLOOR RESTROOM BLOCKING PLANS 10.27.2026 26.0002577.000 TR AB / TM 1/8" = 1'-0" Description No. By: Date ISSUED FOR LL REVIEW 10.27.2026 LOCATION OF RELOCATED RESTROOMS EXISTING PLUMBING RISER RUNNING FROM FLOORS 9-24 IS TO REMAIN CREATE NEW LANDING, ELEVATOR P22

TELECOM M. E.R ROOM ROOM COMM ROOM ELEC. R.M TEL. SE2 SE1 UP DN STAIR STAIR P 12 P11 P10 P9 P8 P7 DN P22 EXISTING RESTROOM TO BE RELOCATED TO ACCOMMODATE NEW ELEVATOR MEN (NEW LOCATION) JAN. WOMEN (NEW LOCATION) MEN (MODIFIED CORE RESTROOM) PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings A-014 32 OLD SLIP NEW YORK, NY 10005 13TH FLOOR CONSTRUCTION / (14TH FLOOR MARKETING) RESTROOM BLOCKING PLANS 10.25.2026 26.0002577.000 TR AB / TM Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 1/8" = 1'-0" LOCATION OF RELOCATED RESTROOMS EXISTING PLUMBING RISER RUNNING FROM FLOORS 9-24 IS TO REMAIN CREATE NEW LANDING, ELEVATOR P22

WOMEN (MODIFIED CORE RESTROOM) MEN (MODIFIED CORE RESTROOM) ELEC. RM. UP DN DN UP TEL. M.E.R. ELEVATOR MACHINE ROOM COMM ROOM EF N1N2 RISER CLOS. P22P23P24 P19P20P21 JAN. PROBE REQUIRED TO CONFIRM EXTENT OF DEMO POSSIBLE © NELSON WORLDWIDE INC. 2019 ALL RIGHTS RESERVED Client: Key Plan: Project Address: Sheet Title: Seal & Signature: DATE: SCALE: DRAWING BY: CHECKED BY: PROJECT No.: PAGE: Dwg. No.: File Location: DOB NOW Job #: M0XXXXXXX-I1 470 PARK AVENUE SOUTH, # 7S NEW YORK, NY 10016 PHONE: (212) 481-1119 WWW.NELSONWORLDWIDE.COM Nelson Architecture & Interiors, Inc. NORTH U:\Shared\MARKETING\2026 Pursuits\New York\RXR\32 Old Slip\Oppenheimer\_OPCO Survey & CADs\Plumbing Calc Drawings A-026 10.26.2026 26.0002577.000 TR AB / TM 32 OLD SLIP NEW YORK, NY 10005 25TH FLOOR CONSTRUCTION / (26TH FLOOR MARKETING) RESTROOM BLOCKING PLANS Description No. By: Date ISSUED FOR LL REVIEW 10.26.2026 1/8" = 1'-0" NO CHANGE TO HIGH RISE BANK

UP DN DN UP MECHANICAL EQUIPMENT ROOM ELECTRICAL P22P23P24 P19P20P21 TEL. RISER CLOS. WOMENMEN UP UP GO UV EN EU R LA NE FRONT STREET OL D SL IP SOUTH STREET 30TH FLOOR AS-BUILT FLOOR 30 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION SERVICES NO CHANGE TO HIGH RISE BANK

DN DN GO UV EN EU R LA NE FRONT STREET OL D SL IP SOUTH STREET 31ST FLOOR AS-BUILT FLOOR 31 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION SERVICES NO CHANGE TO HIGH RISE BANK

Otis proposes to add three (3) new entrances and Destination Dispatch COMPASS 360 on 1 bank with all applicable fixtures/wiring modifications to accommodate the newly serviced landings of the specified banks per the RXR–Elevator Repair/Upgrade Scope of Work request for proposal. OTIS ELEVATOR SCOPE OF WORK: 1. Mobilize and demobilize. 2. Prep work to set-up car top and clean any minor car top/pit debris post demo. 3. Provide temporary car top protection during new entrance demo work. 4. Operator of car during new entrance demo; Assuming eight (8) hours per opening on car top. 5. New Entrances: a. Install 3 new entrances b. Complete assembly entrance will include sill, jambs, doors (primed), gibs, fascia, aluminum sill with struts, and header. c. Entrances are to be flush transom entrances. d. Entrances finishes are to be primed/single standard color painted, so final finish/cladding can be completed by others. 6. New Entrance Hatch Door Equipment: a. New hatch door equipment to match existing Otis hatch door equipment; Quantity of 3 entrances. b. New Otis vanes, tracks, hangers, closers, interlocks. 7. New Entrance Software/Fixtures/Jamb Braille: a. Update the existing controller software to include programming for newly installed floor locations, mapping all compass pads for floor designations. 8. New Destination Dispatch Compass 360: a. New Destination Dispatch Compass Fixture installation for HR bank i. Otis to insall Compass 360 in the high rise bank. Lobby will contain 4 fixtures and all typical floors will contain 1 compass fixture. ii. Lobby kiosks to be equipped with card readers (HID/RFID & Bluetooth) including mobile phone credential capability . b. New jamb braille at new entrance locations, matching existing braille finish. c. New Static Signage for each new opening to be provided by building. d. New Main car operating panels, inclusive of two-way communication. e. Fixture change over per bank to be performed over a weekend on overtime at no additional charge. 9. Filing of work, obtaining of permit and testing with local jurisdictions (NYC DOB) as required provided by Otis. Includes closure of permits after final acceptance tests are complete. 10. Timeframe: a. All entrance work priced to be performed on straight time. See alternates for overtime option. OTIS DESTINATION DISPATCH INSTALL PLAN OVERVIEW: Otis has a sequence of tasks when installing destination dispatch on a conventional dispatching system as outlined below. 1. Mobilize team and material. 2. Mount controller boxes, piping, and wiring in the motor room, requiring that car out of service briefly, one at a time. 3. Mount pit box, one on each side of the hoistway, piping and wiring, only requiring one car out of service. 4. Take a car out of service, start on non-fire service side first, typically middle car, open all troughing, dropping wires. We do not need to have the adjacent car out of service throughout this process. 5. Install annunciators in cars, both sides of entrance, over a weekend with two teams on two cars at a time. 6. Now take out one riser in the bank. The building will continue to work off of one riser. 7. Mount compass pads for that riser over the course of approximately one week. There will be a second car out in the bank so an adjuster can program and test operation for roughly one to two weeks. 8. Over a weekend, signage / braille / speech boards / Car Operating Panel cover plates are all installed and then get one riser functional. 9. The following Monday repeat steps for the second riser over the course of one week. 10. Complete function test and turnover. *For additional fixtures in the lobby, we will coordinate cutting and patching with building vendor and installing it over the weekend.

LEASE EXHIBIT ELEVATOR SCOPE BASE SCOPE | HARD COSTS 1. Demolition a. Demolition of existing elevator CMU shaft walls to create door stop openings b. Additional demolition mobilizations from floor to floor 2. Concrete, Masonry, SOFP a. Fireproofing allowance b. Miscellaneous patching c. Shaft wall repair / patching d. Chop out for sill (OT) 3. Steel & Misc. Iron a. Miscellaneous steel supports for sills b. Furnish & Install of lintels at each new opening 4. Drywall & Ceiling a. New furred out walls on elevator door opening walls b. Temporary fall protection at shaft openings 5. Painting & Wallcovering a. Paint walls b. Paint ceilings c. Paint doors/frames 6. Signage a. Allowance per floor / new opening 7. Elevators a. Provide additional (1) front openings to floors 11, 12 & 14 b. Furnish and Install destination dispatch and new PORT call buttons on the full high rise bank including the ground floor and floors 25-36 c. Furnish and Install new lanterns d. Provide standby for miscellaneous shaft work by others e. Pin doors closed on applicable floors 8. Plumbing a. Disconnect and cap existing plumbing (OT) 9. Fire Protection a. Disconnect existing system (OT) b. Modify existing sprinkler heads for restrooms and elevator bank 10. HVAC a. Disconnect, cut and cap existing system 11. Electrical a. Disconnect existing electrical b. Furnish and install temp lighting c. Provide power for fire alarm devices d. Power for call buttons & lanterns

12. Labor 13. Rubbish Removal 14. Protection 15. Hard Cost Contingency BASE SCOPE | SOFT COSTS 1. Architect of Record 2. MEP Engineer 3. Structural Engineer 4. Vertical Transportation 5. Controlled Inspections 6. Environmental Inspections 7. Consultant Reimbursables 8. Permits & Fees 9. Expeditor 10. Soft Cost Contingency Scope includes but is not limited to the above.

ANNEX 5 LANDLORD’S WORK BUDGET

Oppenheimer Reserve LLW $ TI $ Additional Contingency $ Incremental Contingency $ 50% of JLL LC $ Total Funded to Reserve 66,000,000.00$ [****************] [****************] [****************] [****************] [****************]

ANNEX 6 LATE DELIVERY EXAMPLES RENT CREDIT Tenant shall be entitled to a Rent Credit if Tenant is actually delayed in occupying the entire Premises for the normal conduct of Tenant’s business on or before February 1, 2028. The February 1, 2028 date shall be extended on a day-for-day basis for each day of Tenant Delay, Casualty and, subject to the Unavoidable Delay Cap, Unavoidable Delay. The following examples illustrate the calculation of the Rent Credit. Examples: Anticipated Tranche Commencement Dates 1. Delay of 1-30 cumulative days. If Landlord delivers any one or more of Tranches 1, 2, 3, 4 or 5 from 1 day and up to 30 cumulative days after the respective Outside Tranche Delivery Date, then Tenant shall receive a Rent Credit equal to the lesser of (x) $ and (y) the actual 85 Broad Incremental Holdover Rent paid by Tenant for such period. For example, if Tranche 1 is delivered 9 days late, Tranche 2 is 9 days late, Tranche 3 is 10 days late and Tranche 4 is 1 day late, the cumulative delay is one month and this clause applies. 2. Delay of 31-60 cumulative days. If the cumulative delay in delivering any one or more of the Tranches is 31 or more days but fewer than 60 days after the respective Outside Tranche Delivery Date, then, Tenant shall receive a Rent Credit equal to the lesser of (x) $ and (y) the actual 85 Broad Incremental Holdover Rent paid by Tenant for such period. 3. Delay of more than 60 cumulative days. If the cumulative delay in delivering any one or more of the Tranches is more than 60 days after the respective Outside Tranche Delivery Date, and again for each additional 30-day period thereafter (i.e., on the 61st, 91st, 121st day, and so on), then, Tenant shall receive a Rent Credit equal to the lesser of (x) $ and (y) the actual 85 Broad Incremental Holdover Rent paid by Tenant for such period. Example: Extended Substantial Completion Date If Tenant elects, by notice to Landlord pursuant to Section G(1) of Exhibit E-2, to push back the Earliest Commencement Date with respect to all the Tranches, then such later dates shall be deemed the final Outside Tranche Delivery Dates, and any delay beyond those extended dates shall entitle Tenant to the same Rent Credits described above. For example, if each Earliest Commencement Date is extended by 14 days and Landlord fails to deliver all or any Tranche within 30 days after the extended Outside Tranche Delivery Dates, the Rent Credits described above shall apply. [*****] [*******] [*******]

F-1 - EXHIBIT F HVAC SPECIFICATIONS The system shall be designed to be capable of maintaining inside temperature of not more than 75°F db and 50% relative humidity when outside conditions are not more than 95°F db, 75°F wb and a temperature of 70°F when outside conditions are not less than 0°F and minimal wind chill. The design capabilities of the system are based upon and limited to the following conditions: (i) the occupancy of the Premises does not exceed one (1) person per 100 usable sq. ft. of the Premises based on the code required ventilation rate that applied to the Building when the Building was constructed (i.e., 0.133 CFM/sq. ft.); (ii) Tenant's total connected electrical load (for all purposes, including lighting and power) does not exceed four (4) watts per usable s.f. of the Premises; and (iii) proper use of vertical blinds to control sunload. Compliance with the foregoing criteria shall also be subject to applicable Laws of governmental and quasi-governmental bodies having jurisdiction that may now or hereafter be in effect, and to compliance with requests of governmental or quasi-governmental officials or bodies of voluntary compliance with suggested standards for the conservation of energy in office buildings in New York City.

G-1 - EXHIBIT G ELEVATOR SPECIFICATIONS

The exiting D Bank High Rise Elevators at 32 Old Slip are being upgraded to provide first class industry standards. In order to meet the target metrics Destination Dispatching is being integrated into the existing D Bank High Rise Elevators manufactured by Otis Elevator. Terminology and Industry Metrics o Average Wait Time – Average amount of time between a passenger placing a call and the time it takes for the elevator to respond with its doors open. First Class target 25 to 30 Seconds o Average Transit Time – Average amount of time for a passenger to get from their loading point to their destination floor. First Class target 70 Seconds or less o Average Time to Destination – Average amount of time combining Average Wait Time and Average Transit Time First Class target 100 Seconds or less Input Assumptions For the purposes of simulations for the following input assumptions were made: • An estimated demand of 12% was used for the calculations. • Morning up-peak period simulating standardized Class A arrival patterns. • Estimated 5% of Population would use internal elevators for access between floors. Based on the stated assumptions, the traffic simulations indicate the above metrics will be met during up-peak operation. Elevator Bank D 6 Passenger Elevators / 4000 Lbs Capacity / 1200 FPM Serving Floors L, 25-36 (New Openings 11, 12, and 14) Elevators Population Dispatching Avg Waiting Time Avg Transit Time Avg Time to Destination 6 1,413 Destination 19.1 Seconds 58.9 Seconds 78.0 Seconds

H-1-1 - EXHIBIT H-1 CURRENT SUPERIOR MORTGAGEE SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of November __, 2026, by and among MWCLF RS SPE, LLC, a Delaware limited liability company (as successor-in-interest to MESA WEST CORE LENDING FUND, LLC, a Delaware limited liability company), in its capacity as Lender under the Mortgage Loan Agreement (defined below) (together with its successors and assigns, “Mortgage Lender”), MWCLF RS SPE, LLC, a Delaware limited liability company (as successor-in-interest to MESA WEST CORE LENDING FUND, LLC, a Delaware limited liability company), in its capacity as Lender under the Mezzanine Loan Agreement (defined below) (together with its successors and assigns, “Mezzanine Lender”; Mortgage Lender and Mezzanine Lender are individually and/or collectively referred to herein as the “Lender”), VINER FINANCE INC., a Delaware corporation (“Tenant”), and RXR 32 OLD SLIP OWNER LLC, a Delaware limited liability company (“Landlord”). RECITALS: A. Landlord is the owner or lessee of the land legally described in Exhibit A attached hereto and made a part hereof and the buildings and other improvements located on such land (such land, buildings and improvements being referred to herein as the “Property”). B. Pursuant to that certain Loan Agreement dated as of April 12, 2019, by and between Mortgage Lender and Landlord (as the same may be amended, restated, replaced, supplemented, amended and restated or otherwise modified from time to time, the “Mortgage Loan Agreement”), Mortgage Lender has made a loan to Landlord in the original principal amount of Three Hundred Eighteen Million Five Hundred Fifty-Four Thousand Forty-Four and 16/100 Dollars ($318,554,044.16) (the “Mortgage Loan”). Pursuant to that certain Mezzanine Loan Agreement dated as of April 12, 2019, by and between Mezzanine Lender and RXR 32 Old Slip Mezz LLC, a Delaware limited liability company (“Mezzanine Borrower”) (as the same may be amended, restated, replaced, supplemented, amended and restated or otherwise modified from time to time, the “Mezzanine Loan Agreement”), the Mezzanine Lender has made a loan to Mezzanine Borrower in the maximum stated principal amount of up to Two Hundred Five Million Seventy-Three Thousand Six Hundred Fifty-Nine and 62/100 Dollars ($205,073,659.62) (the “Mezzanine Loan”, and together with the Mortgage Loan, referred to herein collectively as the “Loan”). C. The Mortgage Loan is evidenced by one or more promissory notes executed and delivered by Landlord to the order of Mortgage Lender in accordance with the Mortgage Loan Agreement (as the same may be amended, restated, replaced, supplemented, amended and restated or otherwise modified from time to time, the “Mortgage Note”), and is secured by, among other things, that certain Amended, Restated and Consolidated Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 12, 2019, in favor of Mortgage Lender (as may be further amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Security Instrument”). The Mezzanine Loan is evidenced by one or more promissory notes executed and delivered by Mezzanine Borrower to the order of Mezzanine Lender in accordance with the Mezzanine Loan Agreement (as the same may be amended, restated, replaced, supplemented, amended and restated or otherwise modified from time to time, the “Mezzanine Note”), and is secured by, among other things, a Mezzanine Pledge and Security Agreement dated as of April 12, 2019, executed by Mezzanine Borrower in favor of Mezzanine Lender (as may be further amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Pledge Agreement”), pursuant to which Mezzanine Borrower granted Mezzanine Lender a security interest in Mezzanine Borrower’s 100% limited liability company interests in the Landlord (the “Collateral”). D. Tenant is the lessee under that certain Lease dated as of the date hereof (as hereafter modified, amended or supplemented from time to time, the “Lease”) relating to a portion of the Property (the “Premises”). The Property is commonly referred to as 32 Old Slip. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. E. The Lease has been or may be assigned by Landlord to Mortgage Lender as further security for the Mortgage Note. F. The agreement of Landlord and Tenant that the Security Instrument shall unconditionally be and remain at all times a lien or charge upon the Premises prior and superior to the Lease but subject to this Agreement is a requirement of the Loan and a condition to Lender’s agreement to enter into this Agreement. AGREEMENT: NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, understanding that Lender will rely on Tenant’s covenants and certifications, as set forth herein, in entering into this Agreement, and understanding that Tenant will rely on Landlord’s and Lender’s covenants and certifications, as set forth herein, in entering into this Agreement, the parties hereto agree and certify as follows: 1. Tenant represents and warrants to Lender that the Lease has been duly authorized, executed and delivered by Tenant. Landlord represents and warrants to Lender that the Lease has been duly authorized, executed and delivered by Landlord. Landlord and Tenant each represent and warrant to Lender as to itself only that (a) the Lease is in full force and effect, (b) except as expressly set forth in Recital D hereof, the Lease has not been modified or amended in any way, and (c) as a party to the Lease it is not in default with respect to its obligations under the Lease as of the date of this Agreement and it does not have knowledge that the other party to the Lease is in default with respect to its obligations under the Lease as of the date of this Agreement. Each of Lender, Tenant and Landlord represents and warrants to the other parties to this Agreement that (a) it has the requisite right, power and authority to (i) enter into, execute, deliver, and perform the terms of this Agreement and (ii) legally bind itself to the terms and conditions set forth herein and (b) when this Agreement is executed and delivered by such party, the provisions of this Agreement will be the legal, valid and binding obligations of such party, enforceable in accordance with its terms. Lender represents and warrants to Tenant that, as of the date hereof, Lender, through its direct and indirect controlling Affiliates, (a) has access to ample current and anticipated liquidity to satisfy the Lender Funding Amount and Brokerage Fees (each as defined in Section 10(b)) contemplated by this Agreement and (b) has the authority to cause such Lender Funding Amount and Brokerage Fees to be contributed, advanced, or otherwise made available as needed to satisfy such obligations contemplated by this Agreement. 2. The Security Instrument and any and all terms, conditions and provisions thereof, all advances made or to be made thereunder, and any other amendments, modifications, renewals, extensions, alterations or replacements thereof are and shall unconditionally be and remain at all times a lien or charge upon the Premises senior, prior and superior to the Lease, the leasehold estate created thereby and all rights and privileges of Tenant or any other lessee thereunder in or to the Premises or in or to the Property. The leasehold estate created by the Lease and all rights and privileges of Tenant or any other lessee thereunder in or to the Premises or in or to the Property are hereby subject to this Agreement and otherwise unconditionally subjected and made subordinate to, and Tenant hereby subordinates the leasehold estate created by the Lease, and all of Tenant’s right, title, and interest under the Lease and in and to the Premises and in or to the Property to, the lien or charge of the Security Instrument, to all advances made or to be made thereunder, and to any amendments, modifications, renewals, extensions, alterations or replacements thereof. 3. As long as Tenant is in compliance with the terms of this Agreement and is not in default in the performance of its obligations under the Lease, which default has continued beyond any notice, grace or cure periods provided in the Lease and is not the subject of a bona fide dispute (a “Tenant Default”), Tenant shall not be named as a party defendant in any action for foreclosure, trustee’s sale or any other enforcement of the Security Instrument (unless required by applicable Laws), nor shall the Lease be terminated in connection with, or by reason of, foreclosure, trustee’s sale or other proceedings for the enforcement of the Security Instrument and/or the Pledge Agreement, or by appointment of a receiver for Landlord and/or Mezzanine Borrower, or by reason of a transfer of the landlord’s interest under the Lease pursuant to the taking of a deed or assignment (or similar device) in lieu or in contemplation of foreclosure and/or a transfer of Mezzanine Borrower’s interest in the Collateral pursuant to the taking of an assignment (or similar device) in lieu or in contemplation of foreclosure (each and any or all of the foregoing, a “Succession Event”, and the date on which such Succession Event is consummated, a “Succession Date”), nor shall Tenant’s use or possession of the Premises be interfered with, and the rights of Tenant under the Lease shall remain in full force and effect, except that the Person acquiring or succeeding to the interests of Landlord and/or in the Collateral as the result of any such Succession Event (including, in the event that Mezzanine Lender (or its nominee or designee) becomes the owner of the Collateral, Landlord from and after the date that Mezzanine Lender (or its nominee or designee) becomes the owner of the Collateral, provided that Mezzanine Lender (or its nominee or designee) shall only be entitled to the exculpatory benefits of Sections 3(b), 3(c) and 3(d) in connection with any Succession Event if Mortgage Lender and Mezzanine Lender are Affiliates at the time of such Succession Event) and such Person’s successors and assigns (any of the foregoing being hereinafter referred to as “Successor”) shall not be: (a) bound by any prepayment of Rent paid more than thirty (30) days in advance of the due date or liable for any security deposit unless actually received by Successor and then limited to the amount of such Rent or security deposit (as applicable) actually received subject to all rights, privileges and benefits of Landlord set forth in the Lease with respect thereto; (b) liable for any act or omission of any prior landlord (including, without limitation, Landlord) or for any claim for damages against any such prior landlord (including, without limitation, Landlord), provided, that the foregoing shall not limit or impair (y) Tenant’s right to exercise against Successor any Offset Rights (as hereinafter defined) or (z) Successor’s obligation to cure any conditions that existed as of the Succession Date or continues thereafter, that are susceptible of cure by Successor, and that violate the continuing obligations of landlord under the Lease. Notwithstanding the foregoing, from and after a Succession Event, Successor shall remain liable: (i) to complete the Landlord’s Work; (ii) to fund any portion of the cost and expense to complete the Landlord’s Work (excluding any TEWO Costs) (collectively, the “Landlord’s Work Costs”) that remains unpaid as of the Succession Event; and (iii) for payment of Self-Help Costs incurred by Tenant pursuant to Exhibit E-2 of the Lease (such Exhibit E-2 being referred to herein as the “Work Letter”); in the case of each of clause (i), (ii) or (iii) above, regardless of whether the foregoing were due and payable, or otherwise arose, prior to, or after, the Succession Event and regardless of any default or event of default by (y) Landlord under the Loan Documents (as such term is defined in the Mortgage Loan Agreement) and/or (z) Mezzanine Borrower under the Loan Documents (as such term is defined in the Mezzanine Loan Agreement) (collectively, a “Borrower Default”) or, subject to applicable Laws, the occurrence of a Bankruptcy Action (as hereinafter defined) with respect to Landlord or Mezzanine Borrower; provided, that (A) in the case of clause (iii), Tenant has notified Lender (or the applicable Successor) of such amounts in writing (which notice may be provided to Lender or the applicable Successor at any time); (B) Successor’s aggregate liability with respect to the performance of Landlord’s Work shall not exceed an amount equal to the Required Balance (as hereinafter defined) as of the Succession Event (it being acknowledged and agreed that, notwithstanding the foregoing, the Required Balance is not a cap on Tenant’s Offset Rights in respect of Landlord’s Work Costs); and (C) if applicable, Mezzanine Lender (or its nominee or designee), as successor owner of the Collateral, shall cause Successor to request disbursement of the Leasing Reserve in accordance with the Mortgage Loan Agreement, and any amounts described in clauses (ii) and/or (iii) shall be funded from amounts on deposit in the Leasing Reserve. “Required Balance” means, as of any date of determination, (1) the Lender Funding Amount, plus (2) the aggregate amount of all Tenant Deposits theretofore made by Tenant into the Leasing Reserve, minus (3) the aggregate amount of Oppenheimer Leasing Reserve Funds actually withdrawn from the Leasing Reserve and disbursed for Permitted Uses (as hereinafter defined) in accordance with this Agreement; (c) subject to (i) any offsets, rent credits or abatements, or extensions of the Rent Commencement Date which Tenant may have against any prior landlord (including, without limitation, Landlord), except for any offsets, rent credits or abatements, or extensions of the Rent Commencement Date that are expressly set forth in the Lease (“Offset Rights”), including, without limitation, under Sections G(3) and G(4) of the Work Letter and Sections 3.02(c), 4.02(j), 4.09, 8.23(d), 10.01(d), 11.01(b)(iii), and 11.02(b)(iii) of the Lease, which Offset Rights shall be binding on Successor so long as (A) Tenant has delivered to Lender, as provided in the Lease and/or herein, concurrent notice of the event or circumstance giving rise to such Offset Rights (including, without limitation, any Untenantability Notice under Section 3.02 of the Lease and any S/H Notice under Section 4.09 of the Lease), unless Section 10 applies (and Lender fails to satisfy its obligations thereunder), and (B) Lender has had an opportunity to cure or remedy such event or circumstance as and to the extent provided in Section 6(a); or (ii) any defenses or counterclaims which Tenant may have against any prior landlord (including, without limitation, Landlord) (other than the defense of payment and performance, and defenses (but not any claims) which Tenant might have to claims being pursued by Successor that accrued and that relate to a period prior to the Succession Date); or (d) bound by any amendment, modification or termination of the Lease made without the written consent of Lender except to the extent that such amendment, modification or termination does not require Lender’s consent pursuant to the Loan Documents or is entered into solely for the purpose of confirming the exercise of a specific right or option of Tenant that may be exercised unilaterally under the Lease in accordance with the applicable terms and conditions of the Lease. As used herein, “Bankruptcy Action” means with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or soliciting or causing to be solicited petitioning creditors for any involuntary petition against such Person; (c) such Person filing an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or soliciting or causing to be solicited petitioning creditors for any involuntary petition from any Person; (d) such Person consenting to or joining in an application for the appointment of a custodian, receiver, trustee, assignee, sequestrator (or similar official), liquidator, or examiner for such Person or any portion of the Property; (e) the filing of a petition against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other applicable law; (f)

under the provisions of any other law for the relief or aid of debtors, an action taken by any court of competent jurisdiction that allows such court to assume custody or control of such Person or of the whole or any substantial part of its property or assets; or (g) such Person making a general assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they generally become due (excluding any written statement legally required in any legal proceeding or discovery request that is true); and “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights. 4. If the interest of Landlord under the Lease shall be transferred by reason of any Succession Event, Tenant shall be bound to Successor and, subject to the other terms and conditions of this Agreement, Successor shall be bound to Tenant under, and shall recognize, all of the terms, covenants and conditions of the Lease for the remaining unexpired term thereof (including any extensions, if exercised), with the same force and effect as if Successor were Landlord and the Lease shall continue in full force and effect as a direct lease between the Successor and Tenant subject to the other terms and conditions of this Agreement, and Tenant does hereby (a) agree to attorn to Successor, including Lender if Lender is Successor, as its landlord, (b) affirm its obligations under the Lease, and (c) agree to make payments of all sums due under the Lease to Successor, said attornment, affirmation and agreement to be effective and self-operative without the execution of any further instruments, upon Successor succeeding to the interest of Landlord under the Lease. To the extent permitted by applicable Laws, Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or obligation to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any Succession Event. Tenant agrees to provide Successor a written confirmation of its attornment to Successor within ten (10) Business Days after receipt of a written request therefor from Successor in which request Successor acknowledges and agrees to be bound to Tenant under the Lease in accordance with the terms of this Agreement, but failure to receive such written confirmation from Tenant shall not derogate from Tenant’s obligations to Successor hereunder nor from Successor’s obligations to Tenant hereunder. 5. Upon the written request of either Tenant (provided that a Tenant Default does not exist) or Successor to the other given at the time of a Succession Event, the parties shall execute a new direct lease of the Premises upon the same terms and conditions as the Lease as in effect immediately prior to such Succession Event (except that Successor’s obligations under such new direct lease shall be subject to the limits set forth in Section 3 of this Agreement) and the entry into any such new direct lease shall not relieve Lender of its obligations under Section 10 below which shall continue to apply (subject to the limitations set forth therein). 6. (a) Notwithstanding anything to the contrary in the Lease but in all events subject to Section 6(c), (x) Tenant shall not exercise any right to terminate or cancel the Lease or the term thereof by reason of a default or breach by Landlord thereunder (any such right, a “Termination Right”) and (y) Tenant shall not commence any action against Landlord or otherwise pursue any right or remedy (other than declaratory, injunctive, or other similar relief) against Landlord in consequence of a default by Landlord under the terms and provisions of the Lease, including any Offset Right (clause (y), a “Tenant Remedy”), in each case, unless (A) written notice of default (unless barred by applicable Laws or, with respect to any Offset Right, Landlord is not entitled to notice under the Lease) has been given to Lender in accordance with Section 15 and (B) Lender shall have failed to cure such default on behalf of Landlord (it being acknowledged and agreed that Lender shall have the right, but not the obligation, to cure such default) within the cure period, if any, provided to Landlord under the Lease.

Notwithstanding the foregoing, Lender’s cure period with respect to any default (other than a default giving rise to the Termination Right under Section G(3)(f) of the Work Letter or any Offset Right) shall be extended (i) in the case of a monetary default, an additional twelve (12) Business Days or (ii) in the case of a non-monetary default, an additional thirty (30) days; and solely with respect to any Termination Right (other than the Termination Right under Section G(3)(f) of the Work Letter) and the Tenant Remedy under Section 4.09 of the Lease (unless the default has a material and imminent impact on the Premises), if such default is non-monetary and cannot reasonably be cured by Lender within the period provided to Landlord under the Lease plus thirty (30) days, then so long as Lender (1) notifies Tenant in writing, within such extended period, of Lender’s intention to cure such default, (2) commences the cure of such default within such extended period (or, if possession of the Property is reasonably required to effect such cure, commences proceedings to consummate a Succession Event within such extended period) and (3) thereafter diligently prosecutes such cure (and, if applicable, such Succession Event) to completion, Lender’s cure period shall be extended for such additional time as is reasonably necessary to cure such default (including such additional time as may be required to consummate a Succession Event); provided, that in no event shall such extended cure period exceed one hundred eighty (180) days after the expiration of the cure period provided to Landlord under the Lease. Tenant shall accept performance by Lender of any term, covenant, condition, or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord provided that such term, covenant, condition or agreement is performed within the time periods expressly provided therefor in the Lease (subject to the immediately preceding sentence). Tenant shall endeavor to notify Lender in writing prior to asserting any Offset Right for which Landlord is not entitled to notice under the Lease, provided that Tenant’s failure to do so shall not limit or impair any of Tenant’s rights or remedies under this Agreement or the Lease. (b) It is expressly understood and agreed that Lender shall not be entitled to any extension of the cure period as described in Section 6(a) above with respect to the Termination Right under Section G(3)(f) of the Work Letter. For the avoidance of doubt, Tenant is not obligated to provide notice prior to the exercise of its right to Rent Credits under Section G(3)(a) of the Work Letter. (c) Notwithstanding any term or provision in this Section 6 to the contrary, for avoidance of doubt, Tenant shall have the rights set forth in Section 10 (subject to the terms and conditions of Section 10). 7. Tenant agrees that prior to a Succession Event, neither this Agreement nor the Security Instrument shall: (a) operate to place responsibility for the control, care, management or repair of the Premises upon Lender, or (b) impose upon Lender any responsibility for the performance of the terms and conditions of the Lease, or (c) impose any liability or responsibility on Lender for any waste committed on the Premises by any party whatsoever or for any dangerous or defective condition of the Premises, or (d) impose any liability or responsibility on Lender for any negligence in the management, upkeep, repair or control of the Premises resulting in any damage to property or in any loss or injury or death to any person. 8. If Mortgage Lender notifies Tenant of any default under the Security Instrument and demands that Tenant pay rent and all other sums due under the Lease to Mortgage Lender, Tenant (waiving any proof of the occurrence of such event of default other than receipt of Mortgage Lender’s notice) shall pay rent and all other sums due under the Lease directly to Mortgage Lender. Any payments made to Mortgage Lender by Tenant shall not affect or impair the other rights and remedies of Mortgage Lender under the Security Instrument or otherwise against Landlord. Any and all payments made to Mortgage Lender by Tenant pursuant to the foregoing shall be credited against Tenant’s rental obligations under the Lease regardless of whether Mortgage Lender had the right to make such demand and regardless of any contrary demands which may hereafter be made by Landlord. Landlord hereby irrevocably authorizes the foregoing and agrees that (i) Tenant may fully rely and comply without liability on such notice and such authorization and (ii) for all purposes all such payments made to Mortgage Lender shall be credited as and deemed to be payments by Tenant under and in accordance with the Lease. 9. Intentionally Omitted. 10. (a) Lender and Landlord acknowledge and agree that this Agreement and this Section 10 are an essential inducement without which Tenant would not enter into the Lease or agree to the obligations thereunder. (b) Deposits Into Leasing Reserve. On the date of this Agreement, Mezzanine Lender is advancing an amount equal to $66,000,000.00 (the “Lender Funding Amount”) which amount is being deposited contemporaneously herewith into a segregated reserve account in the name of Mortgage Lender (the “Leasing Reserve”) (such funds, “Oppenheimer Leasing Reserve Funds”). $ of the Lender Funding Amount shall be allocated to the Special Allowance. Lender and Landlord confirm to Tenant that, as of the date hereof, the amount of the Oppenheimer Leasing Reserve Funds is equal to the Lender Funding Amount. Mezzanine Lender and Landlord further confirm to Tenant that Mezzanine Lender shall advance, on the date hereof, funds for the payment of third-party brokerage fees owing with respect to the execution and delivery of the Lease that are due and payable as of the date hereof in an amount equal to $ , for which Landlord and Tenant shall have provided reasonable evidence to Lender confirming the obligation for and amount of such third-party brokerage fees, which funds shall be paid to the applicable third-party Brokers simultaneously with execution and delivery of the Lease and this Agreement (the third party brokerage fees payable on the date hereof being referred to herein as the “Brokerage Fees”). In addition, any deposits payable by Tenant under the Work Letter in respect of Initial Tenant Extra Work Orders or Change Orders (the “Tenant Deposits”) shall be paid by Tenant directly into the Leasing Reserve, whereupon such Tenant Deposits shall be deemed to constitute Oppenheimer Leasing Reserve Funds and added to the Required Balance. (c) Lender Funding Amount. The parties acknowledge and agree that the Lender Funding Amount is based on a preliminary budget for Landlord’s Work, including additional contingency to allow for the finalization of the Final Plans and the awarding of all applicable contracts. Accordingly, the Lender Funding Amount is subject to adjustment once the budget for Landlord’s Work has been finalized as provided below, and in no event shall the Lender Funding Amount be increased in aggregate without the agreement of Lender, Landlord and Tenant. As used herein, “Buyout Date” means the date on which the following has occurred in accordance with the Work Letter: (i) Tenant has approved (or is deemed to have approved) the Final Plans and the Election Date (if any) has occurred; (ii) the competitive bid process has been completed; (iii) RCS has entered into trade contracts and supply contracts required to perform Landlord’s Work; and (iv) physical construction of Landlord’s Work has commenced, all as demonstrated to Tenant’s reasonable satisfaction. On the Buyout Date, the parties shall determine the final pricing of Landlord’s Work in accordance with the Work Letter (the “Final Budgeted Costs”). If the Final Budgeted Costs exceed $ (i.e., the aggregate of the “LLW”, “TI” and “Additional Contingency” set forth on Exhibit C), the “Incremental Contingency” set forth on Exhibit C (i.e., $ ) shall remain in the Leasing Reserve to the extent of such excess (and, if such excess equals or exceeds the Incremental Contingency, the entire Incremental Contingency shall remain in the Leasing Reserve). [*********] [*********] [**********] [********]

The balance of the Incremental Contingency (if any) not required to remain in the Leasing Reserve pursuant to the immediately preceding sentence shall be disbursed from the Leasing Reserve to Mezzanine Lender and applied in accordance with the Loan Documents, and the Required Balance and the Lender Funding Amount shall be reduced accordingly. For the avoidance of doubt, TEWO Costs shall not be included in the Final Budgeted Costs. (d) Disbursement of Funds. So long as a Tenant Default does not exist and the Lease has not been terminated, Mortgage Lender hereby agrees with and for the benefit of Tenant to disburse the Oppenheimer Leasing Reserve Funds for the payment of (i) Brokerage Fees, (ii) Landlord’s Work Costs and (iii) Initial Tenant Extra Work Orders and/or Change Orders (as applicable), to the extent funded from the Special Allowance or Tenant Deposits (collectively, “Permitted Uses”), in each case, subject only to the satisfaction of (A) in the case of disbursements to Landlord for performance of Landlord’s Work, the terms and conditions otherwise applicable to disbursements of Oppenheimer Leasing Reserve Funds under the Mortgage Loan Agreement (excluding any condition that (1) no Borrower Default has occurred and is continuing or (2) to the extent not prohibited by applicable Laws, no Bankruptcy Action exists) or (B) in the case of disbursements to Tenant in the event that Tenant exercises its self-help rights under the Lease, the terms and conditions set forth in Section 10(e). Landlord shall deliver to Tenant a copy of each of Landlord’s requests for disbursement with respect to Oppenheimer Leasing Reserve Funds simultaneously with its delivery of the same to Lender. Simultaneously with each disbursement of Oppenheimer Leasing Reserve Funds to Landlord, (i) Landlord shall deliver to Tenant an itemization of the amount to be funded in respect of (x) the Landlord’s Delivery Condition Work, (y) the Landlord’s Turnkey Work, and (z) any TEWO Costs, and (ii) Mortgage Lender shall notify Tenant of the amount of the remaining balance of the Oppenheimer Leasing Reserve Funds (including a line item identifying the balance of the Special Allowance and/or Tenant Deposits), in each case, after giving effect to the requested disbursements. For avoidance of doubt, so long as (i) a Tenant Default does not exist and (ii) the Lease has not been terminated, Lender shall not apply Oppenheimer Leasing Reserve Funds for any purpose other than Permitted Uses in accordance with the Lease and this Agreement, in each case, regardless of whether or not (x) a Borrower Default has occurred and is continuing, (y) a Succession Event has occurred or (z) subject to applicable Laws, a Bankruptcy Action has occurred with respect to Landlord or Mezzanine Borrower (and, for avoidance of doubt, as long as the preceding conditions in clauses (i) and (ii) are satisfied, in no event shall the Oppenheimer Leasing Reserve Funds be applied to any other amounts due under the Loan, including, without limitation, any principal or accrued interest). Notwithstanding anything to the contrary contained herein, Oppenheimer Leasing Reserve Funds allocable to the Special Allowance shall be disbursed to Tenant notwithstanding the occurrence of any Tenant Default or termination of the Lease. (e) Tenant Lease Remedies. Lender agrees that if Tenant has the right to exercise, and does exercise, its self-help rights in accordance with Section G(4) of the Work Letter, then Tenant may submit Draw Requests to Lender and, regardless of any Borrower Default or Bankruptcy Action (subject to applicable Laws), and so long as no Tenant Default exists and the Lease has not been terminated, Mortgage Lender shall, within ten (10) Business Days thereafter, disburse the remaining Required Balance directly to Tenant from time to time for payment or reimbursement of the Self-Help Costs (other than any TEWO Costs in excess of the sum of the Special Allowance or Tenant Deposits actually received by Mortgage Lender), as and when the related work is actually performed by or on behalf of Tenant, with satisfaction of the other disbursement conditions set forth in Sections G(4)(d) and G(4)(e) of the Work Letter. Additionally, Tenant shall, for informational purposes, deliver to Lender (i) as soon as reasonably practicable following Tenant’s exercise of its Self-Help Rights, a copy of Tenant’s budget with respect to Tenant’s completion of Landlord’s Work, and (ii) as part of each Draw

Request, an updated budget showing Self-Help Costs incurred to-date and Tenant’s estimation of the remaining Self-Help Costs required to complete Landlord’s Work, provided that each such budget (as updated) shall not be deemed a cap on Lender’s funding obligations pursuant to this Section 10, it being acknowledged and agreed that Tenant shall be permitted to submit Draw Requests in excess of such budget (as updated) in accordance with the Work Letter. Solely as between Lender and Landlord (it being acknowledged and agreed that this sentence shall not be construed to incorporate any terms or conditions of the Loan Documents (as such term is defined in the Mortgage Loan Agreement and the Mezzanine Loan Agreement, respectively) into this Agreement), such disbursements shall be treated for all purposes as if the same were disbursements to and for the benefit of Landlord under the Mortgage Note, Security Instrument and/or any other agreement in connection with the Mortgage Loan, which is hereby expressly acknowledged and agreed to by Landlord. If Mortgage Lender should fail to timely and fully disburse the requested amount of the Required Balance in accordance with the foregoing, then Landlord and Lender hereby agree that Tenant shall have available to it the Offset Rights provided therefor in Section G(4)(f) of the Work Letter. The covenants, promises and obligations of Lender set forth in this Section 10 shall remain in full force and effect until the earliest of (i) the termination of the Lease (other than pursuant to Section 5, which provides for a new direct lease following a Succession Event); (ii) Substantial Completion of any Landlord’s Work and issuance of Customary Approvals for the occupancy by Tenant of the Premises under the Lease (“Occupancy Completion”), and the payment or reimbursement in full of the Landlord’s Work Costs, not to exceed the amount of the Required Balance; (iii) the date on which the Required Balance has been reduced to $0.00; and (iv) the date on which the then current Required Balance is disbursed to Tenant or into an Escrow Arrangement (as defined in Section 10(f)). “Customary Approvals” shall mean approvals by applicable governmental authorities having jurisdiction thereof that are required for lawful occupancy, including, without limitation, a letter of acceptance from DOB and, if an Alt-1 permit was filed, an amendment to the certificate of occupancy, but excluding non-material sign-offs that are customarily obtained after commencement of occupancy by comparable tenants of Comparable Buildings in connection with similar construction projects. For avoidance of doubt, Occupancy Completion shall be deemed to have occurred upon Tenant taking occupancy of substantially all of the entire Premises under the Lease for the conduct of its business in the ordinary course. (f) Conditions to Release of Lender. Lender shall remain liable to Tenant under this Section 10 regardless of the maturity of the Loan, any transfer of the Property and/or the Collateral to a Successor at a Succession Event, or any other transfer of the Property and/or the Collateral, and Lender shall only be released from such liability if (A) a Successor who is a Qualified Institutional Lender (i) has certified in writing to Tenant that Successor has an amount equal to the then current Required Balance on deposit in the Leasing Reserve (it being acknowledged and agreed that (y) any Person acquiring the Collateral or (z) Lender, its Affiliate, nominee or designee, shall have satisfied this condition by the amount of the undisbursed Required Balance being on deposit in the Leasing Reserve) or another segregated leasing reserve available for payment of Permitted Uses that is controlled by Successor and is otherwise reasonably acceptable to Tenant (and has provided reasonable written evidence thereof to Tenant) and (ii) assumes the liability of Lender in this Section 10 in writing (the “Successor Conditions”) or (B) the then current Required Balance has been deposited with a third- party escrow agent reasonably acceptable to Tenant to be held and disbursed pursuant to escrow instructions reasonably acceptable to Successor and Tenant (an “Escrow Arrangement”). To the extent not prohibited by applicable Laws, any potential Successor (other than a potential Successor with respect to the Mezzanine Loan where the then current Required Balance will be held in the Leasing Reserve in accordance with this Agreement) shall be required to satisfy the Successor Conditions as a condition to being permitted to bid on, and as a condition to transfer of, the Property and/or the Collateral to such potential Successor at a Succession Event. For avoidance of doubt, no release of Lender hereunder shall limit or impair Tenant’s Offset Rights. (g) Refinance of Loan. If the Loan is refinanced and the then current Required Balance has not been fully disbursed for Permitted Uses or deposited into an Escrow Arrangement in accordance with Section 10(f), Lender shall remain liable to Tenant under this Section 10 regardless of such refinancing of the Loan until (i) the lender providing such refinancing (A) is a Qualified Institutional Lender, (B) has entered into a subordination, non-disturbance and attornment agreement in accordance with the Lease and with provisions that afford Tenant substantively the same rights and remedies as those set forth in this Section 10, and (C) is holding the Required Balance in accordance with clause (i) of the Successor Conditions (and, for this purpose, references to a “Successor” in the Successor Conditions shall be deemed to mean and refer to such successor lender) or (ii) Mortgage Lender has, in its discretion, disbursed the then current Required Balance into an Escrow Arrangement. (h) Construction Manager. Without limiting Section 3(b), but subject to Tenant’s express self-help rights under the Lease, Landlord, Lender, and any applicable Successor shall, as applicable, take all commercially reasonable action to cause RCS (or, if applicable, a Qualified Replacement Construction Manager) to cause the completion of the Landlord’s Work in accordance with the Work Letter, and none of Landlord, Lender, or any Successor (as applicable) shall cause or permit the termination of RCS as the construction manager for Landlord’s Work unless a Construction Manager Bad Act has occurred and, in such event, RCS shall be replaced with a Qualified Replacement Construction Manager. A “Qualified Replacement Construction Manager” shall mean a reputable and experienced construction management organization selected by Landlord (subject to Lender’s approval, in its reasonable discretion), by Lender or by Successor (as applicable), in each case in its reasonable discretion, and approved by Tenant, such approval not to be unreasonably withheld, conditioned or delayed. “Construction Manager Bad Act” shall mean (i) RCS’s fraud or willful misconduct with respect to Landlord’s Work or (ii) a Bankruptcy Action with respect to RCS. (i) Maximum Liability of Lender. For avoidance of doubt, but without limiting any applicable Offset Rights or Section 3(b), in no event shall Lender’s and/or any Successor’s obligations under this Section 10 to fund Permitted Uses exceed, in the aggregate from time to time, the then current Required Balance (it being acknowledged and agreed that Mezzanine Lender’s obligations shall be satisfied by the advance of the Lender Funding Amount and the Brokerage Fees as described in Section 10(b)), and, as between Lender (or any Successor) and Tenant, performance by Lender of its obligations under this Section 10 shall be deemed performance by Landlord under the Lease. The parties hereby agree that in the event of any conflict or inconsistency between this Section 10 and any other term or provision of this Agreement, this Section 10 shall apply and govern and control over all other contrary terms and provisions of this Agreement. (j) Transfer of Loan. For so long as a Tenant Default does not exist and the Lease has not been terminated, prior to Occupancy Completion, Mortgage Lender and Mezzanine Lender shall remain under common Control, and neither Mortgage Lender nor Mezzanine Lender shall transfer any direct interest in all or any portion of the Mortgage Loan or the Mezzanine Loan, as applicable, to any Person other than a “Qualified Institutional Lender” (as such term is defined on Exhibit B attached hereto). For avoidance of doubt, if a Tenant Default exists, the Lease has been terminated or Occupancy Completion has occurred, the limitation on transfer set forth in this Section 10(j) shall be automatically terminated and of no further force or effect.

11. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease to the lien or charge of the Security Instrument in favor of Mortgage Lender, and shall supersede and cancel, but only insofar as would affect the priority of the Lease as to such subjection or subordination, all other subjection or subordination agreements including, but not limited to, those provisions, if any, contained in the Lease that provide for the subjection or subordination of said Lease to the lien of a deed of trust or to the lien of a mortgage or mortgages. 12. This Agreement may not be amended or modified except by an agreement in writing signed by the parties; provided that after a Succession Event, any such amendment or modification may be entered into by Successor and Tenant without Landlord. All references to Lender in this Agreement shall be deemed to refer to Lender, its participants, and their respective successors and assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. 13. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Security Instrument, except as specifically set forth herein. Successor’s liability under the Lease (but not under Section 10 of this Agreement) shall be limited to Successor’s interest in and to the Property or the Collateral (as applicable) and to the proceeds therefrom. 14. Tenant acknowledges that this Agreement once entered into by Landlord and Lender and, provided it is accepted and agreed to by Successors as required hereby, satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement with respect to the Security Instrument. In the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease dealing with non-disturbance, the terms and provisions hereof shall be controlling. 15. All notices, demands or requests made pursuant to, under or by virtue of this Agreement shall be in writing and delivered by hand or sent by an overnight courier service providing dated evidence of delivery, to the person to whom the notice, demand or request is being made at its address set forth below. Such notices shall be deemed to have been promptly given and received for all purposes (a) if hand delivered, effective upon delivery (or rejection thereof); or (b) if sent by Federal Express or other reliable express courier, effective on the next Business Day after delivery to such express courier service. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement. “Business Day” shall mean any day, except Saturday, Sunday and any day which, in the State of New York, is a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close. To Lender: Mesa West Capital, LLC c/o Morgan Stanley 555 California Street, 21st Floor San Francisco, California 94104 Attention: Marisa Deutsch Email: mdeutsch@mesawestcapital.com with copies to: Mesa West Capital, LLC 11755 Wilshire Blvd., Suite 2100 Los Angeles, CA 90025

Attention: Loan Notices Email: mwam@mesawestcapital.com c/o Mesa West Capital, LLC 600 Travis Street, 37th Floor Houston, Texas 77002 Attention: Lynn Carr Email: lynncarr@mesawestcapital.com With a copy to: Gibson, Dunn & Crutcher LLP 333 South Grand Avenue Los Angeles, California 90071 Attention: L. Mark Osher Email: mosher@gibsondunn.com To Landlord: RXR 32 Old Slip Owner LLC c/o RXR Realty LLC 625 RXR Plaza Uniondale, New York 11556 Attention: With a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Attention: To Tenant: Viner Finance Inc. 32 Old Slip New York, New York 10005 Attention: General Counsel 16. This Agreement shall be governed by the laws of the State of New York. If any of the terms of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of any such terms to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable Laws. 17. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable out-of-pocket attorneys’ fees, costs and expenses incurred by the prevailing party. 18. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

19. To the extent that there shall at any point be more than one Lender under either the Mortgage Loan or the Mezzanine Loan, as applicable, all of the obligations of Lender under this Agreement shall be joint and several obligations of Lender. In the event any Lender does not perform its respective obligations, including its funding obligation under Section 10, such Lender agrees that Tenant may bring a direct legal action against such Lender for damages arising from such failure to perform and in addition such failure to perform will allow Tenant to exercise its Offset Rights under the Lease. 20. Tenant understands, acknowledges and agrees that Lender in entering into this Agreement and third parties who are interested in the matters covered by this Agreement are relying on the representations contained herein, including, without limitation, purchasers, transferees, assignees, servicers, participants, investors, and their respective successors and assigns, and credit rating agencies in connection with the Loan. Each of Lender and Landlord understands, acknowledges and agrees that Tenant in entering into this Agreement and third parties who are interested in the matters covered by this Agreement are relying on the representations contained herein, including, without limitation, its respective successors and assigns. 21. Tenant understands that the Lease is a sublease, and that Landlord is the lessee under a ground lease (the “Ground Lease”) with 32 Slipstream, LLC and 32 Old Stream, LLC (collectively, the “Ground Lessor”). The Ground Lease provides that, under certain circumstances, upon the termination of the Ground Lease, Landlord or Lender shall be entitled to a new ground lease with the Ground Lessor (the “New Ground Lease”). Notwithstanding any future termination of the Ground Lease and notwithstanding any rights Tenant might otherwise have under applicable Laws, Tenant hereby agrees that if the Ground Lease terminates and a New Ground Lease is executed by Landlord or Lender and the Ground Lessor, Tenant shall attorn to and recognize Landlord or the Lender (as applicable) as the landlord under the Lease, and shall continue to perform all Tenant’s obligations under the Lease in favor of Landlord or Lender (as applicable). The execution and delivery of a New Ground Lease shall not limit or impede the terms of Section 10. 22. Within fifteen (15) Business Days following request from Lender, Tenant shall deliver to Lender an estoppel certificate in form reasonably acceptable to Lender and in substance as contemplated by Section 6.02(a) of the Lease. Tenant shall not be required to deliver such an estoppel certificate more than two (2) times in any twelve (12) month period, unless a Borrower Default then exists. 23. All headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement. 24. The parties shall execute simultaneously herewith, and Tenant shall have the right to record, a memorandum of this Agreement. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written. “Mortgage Lender” MWCLF RS SPE, LLC, a Delaware limited liability company By: Mesa West Core Lending Fund, LLC, a Delaware limited liability company, its sole member By: Mesa West Core Lending Fund, L.P., its manager By: Mesa West Core Lending Fund GP, LLC, its general partner By: _____________________________ Name: Title: “Mezzanine Lender” MWCLF RS SPE, LLC, a Delaware limited liability company By: Mesa West Core Lending Fund, LLC, a Delaware limited liability company, its sole member By: Mesa West Core Lending Fund, L.P., its manager By: Mesa West Core Lending Fund GP, LLC, its general partner By: _____________________________ Name: Title: [Signatures continue on the following page]

“Landlord” RXR 32 OLD SLIP OWNER LLC, a Delaware limited liability company By: Name: Title: [Signatures continue on the following page]

“Tenant” VINER FINANCE INC., a Delaware corporation By: Name: Title:

ACKNOWLEDGMENT STATE OF COUNTY OF ) ) ss. ) On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal. Signature of Notary Public [SEAL]

ACKNOWLEDGMENT STATE OF ) ) ss: COUNTY OF ) On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal. Signature of Notary Public [SEAL]

ACKNOWLEDGMENT STATE OF COUNTY OF ) ) ss. ) On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal. Signature of Notary Public [SEAL]

ACKNOWLEDGMENT STATE OF COUNTY OF ) ) ss. ) On , before me, , a Notary Public, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal. Signature of Notary Public [SEAL]

6002081930.38 EXHIBIT A Property Description ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE EASTERLY SIDE OF OLD SLIP WITH THE SOUTHERLY SIDE OF FRONT STREET; THENCE SOUTHERLY ALONG THE EASTERLY SIDE OF OLD SLIP, 189 FEET 11 1/4 INCHES TO THE NORTHERLY SIDE OF SOUTH STREET; THENCE EASTERLY ALONG THE NORTHERLY SIDE OF SOUTH STREET, 214 FEET 9 1/2 INCHES TO THE WESTERLY SIDE OF GOUVERNEUR LANE; THENCE NORTHERLY ALONG SAID SIDE OF GOUVERNEUR LANE, A DISTANCE OF 203 FEET 5 INCHES TO THE SOUTHERLY SIDE OF FRONT STREET; THENCE WESTERLY ALONG SAID SIDE OF FRONT STREET, A DISTANCE OF 214 FEET 11 1/8 INCHES TO THE POINT OF BEGINNING.

6002081930.38 EXHIBIT B Qualified Institutional Lender Definitions “Control” or “control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or day-to-day activities of a Person, whether through ownership of voting securities, by contract or otherwise; provided, that such power may be limited by the requirement of a Person to obtain consent of third parties prior to taking certain material acts or making certain material decisions. “Controlled” and “Controlling” shall have correlative meanings. “Eligibility Requirements” means, with respect to any Person, that such Person (a) has total assets (in name or under management) in excess of $1,000,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity of $500,000,000, (b) is regularly engaged in the business of making commercial real estate loans, and (c) is not subject to a Bankruptcy Action. “Permitted Fund Manager” means any Person that is (a) a nationally-recognized manager of investment funds investing in loans and/or equity interests relating to commercial real estate and (b) investing through one or more funds with committed capital of at least $1,000,000,000 and (c) not subject to a Bankruptcy Action. “Person” means any individual, corporation, limited or general partnership, limited liability company, trust, unincorporated organization or other entity or natural person. “Qualified Institutional Lender” means one or more of the following: (a) Mesa West Core Lending Fund, LLC, a Delaware limited liability company, or any Affiliate of Mesa West Core Lending Fund, LLC, a Delaware limited liability company (including Lender named herein); (b) a real estate investment trust, bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (b) satisfies the Eligibility Requirements; (c) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act, provided that any such Person referred to in this clause (c) satisfies the Eligibility Requirements; (d) an institution substantially similar to any of the foregoing entities described in clauses (b) or (c) that satisfies the Eligibility Requirements; (e) any entity Controlled by any of the entities described in clause (a), (b) or (d) above; (f) an investment fund, limited liability company, limited partnership or general partnership where a Permitted Fund Manager or an entity that is otherwise a Qualified Institutional Lender under clauses (a), (b), (c), (d) or (e) of this definition acts as the general partner, managing member or fund manager and at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or

6002081930.38 more entities that are otherwise Qualified Institutional Lenders under clauses (a), (b), (c), (d) or (e) of this definition, or any entity Controlled by any of the foregoing. “Securities Act” means the Securities Act of 1933, as now or hereafter amended, modified or recodified.

EXHIBIT C Oppenheimer Reserve LLW $ TI $ Additional Contingency $ Incremental Contingency $ 50% of JLL LC $ Total Funded to Reserve $ 66,000,000.00 [****************] [****************] [****************] [****************] [****************]

H-2-1 - EXHIBIT H-2 CURRENT SUPERIOR LESSOR SNDA

Execution Version Exhibit H-2 Current Superior Lessor SNDA THIS OWNER’S RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of ________________, 2026 between 32 SLIPSTREAM, LLC, a Delaware limited liability company, and 32 OLD STREAM, LLC, a Delaware limited liability company, as tenants in common, each having an office at c/o Melohn Properties, 1995 Broadway, New York, New York 10023 (collectively, “Owner”), and VINER FINANCE INC. (“Subtenant”), a Delaware corporation, having an office at c/o Oppenheimer & Co. Inc., 85 Broad Street, 22nd Floor, New York, New York 10004. R E C I T A L S: A. Owner is the owner of certain land known as 32 Old Slip, New York, New York, more particularly described on Exhibit A annexed hereto (the “Land”). B. By Amended and Restated Lease dated as of April 13, 2015 (the “Ground Lease”), between Owner, as landlord, and RXR 32 Old Slip Owner LLC, a Delaware limited liability company, as tenant (“Sublessor”), a memorandum of which was recorded in the Office of the City Register of the City of New York on April 28, 2015, as CRFN 2015000141442, Owner leases to Sublessor the Land. C. By Lease dated as of _____________, 2026 between Sublessor, as landlord, and Subtenant, as tenant (the “Sublease”), Sublessor subleased to Subtenant a portion of the improvements (the “Improvements”) located on the Land more particularly described in the Sublease (the “Demised Premises”). D. Subtenant desires to be assured of, and Owner desires to assure Subtenant of, Subtenant’s continued occupancy and possession of the Demised Premises under the terms of the Sublease, subject to the provisions of this Agreement. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, Owner and Subtenant agree as follows: 1. Owner recognizes Subtenant as the tenant under the Sublease. The Sublease and all of the terms, covenants and provisions thereof shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Ground Lease, including, without limitation, all amendments and modifications thereof. 2. Upon the expiration or earlier termination of the Ground Lease for any reason whatsoever other than by reason of Subtenant’s default under the Sublease, then for so long as no default has occurred under the Sublease pursuant to which the Sublease may be terminated: (a) the Sublease shall not terminate or otherwise be affected by reason of the expiration or termination of the Ground Lease;

(b) Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken with respect to or pursuant to the provisions of the Ground Lease, unless pursuant to applicable law Subtenant is a necessary party to such action or proceeding, and then, in such event, Subtenant shall be named or joined only to the extent so provided by such law to perfect the action and no default judgment or other judgment shall be taken or sought against Subtenant in any nature whatsoever; (c) Subtenant shall not be evicted from the Demised Premises by Owner or any party whose rights derive from, under or through Owner, and Subtenant’s right of possession and other rights under the Sublease shall not be terminated, disturbed, extinguished, diminished or interfered with; (d) subject to clause (e), the Sublease shall continue in full force and effect as a direct lease between Owner, as landlord, and Subtenant, as tenant, upon the same rental and all of the other terms, covenants and conditions contained in the Sublease, without necessity for executing a new sublease; (e) the obligations of Sublessor under the Sublease which are for the benefit of Subtenant shall continue in full force and effect as a direct obligation of Owner to Subtenant, provided, however, that: (1) Owner shall not be obligated to perform, undertake, complete and/or pay for any work of any kind in respect of the Sublease to prepare the same for Subtenant’s occupancy except where (x) such work is required in connection with the future exercise of a renewal, reduction or expansion option (as opposed to any initial build-out work for Subtenant’s initial occupancy), or (y) such work consists of an ongoing obligation of Sublessor as landlord under the Sublease with respect to maintenance, repairs and compliance with Laws (as defined in the Sublease), provided that Owner shall be bound or subject to any abatement, credit or offset right against sublease rent (if the same is expressly provided in the Sublease) which shall have accrued in favor of Subtenant prior to or following the date upon which Owner shall have succeeded to Sublessor’s rights under the Sublease; (2) Owner shall not be bound or subject to any payment of rent or additional rent for more than one (1) month in advance of any applicable due date (and which date has not yet occurred as of the date of succession), or any sums constituting an upfront payment (other than a security deposit) (other than prepayments in respect of estimated operating expenses, real estate taxes or percentage rent and any other then-customary prepayments), or any amounts overpaid by Subtenant with respect thereto (unless, in any case under this clause (2), the payment is actually received by Owner or, in the case of prepayments on account of insurance premiums or real estate taxes, shall actually have been applied toward the payment of such insurance premiums or real estate taxes); (3) Owner shall not be liable for the failure of Sublessor to perform any of its obligations under the Sublease which have accrued prior to the date on which Owner shall succeed to the rights of Sublessor thereunder, provided that the foregoing shall not limit Owner’s obligations under the Sublease to correct any conditions of a continuing nature that (A) existed as of the date Owner shall succeed to Sublessor’s rights under the Sublease, and (B) violate Owner’s obligations as landlord under the Sublease, provided further that Owner shall have received written notice of such conditions and shall have a reasonable opportunity to cure the same; and (4) Owner shall not be bound by any agreement amending or modifying the Sublease in any material respect made without notice to Owner, it being agreed (by way of example and not limitation) that any amendment or modification (A) to the economic terms of the Sublease in any material respect or (B) that changes the duration of the term of the Sublease shall, in either case, be deemed material. (f) subject to clause (e) above, as of the date that Owner succeeds to Sublessor’s interest in the Sublease, Subtenant shall attorn to Owner, and recognize Owner as landlord thereunder, Owner shall accept Subtenant’s attornment and recognize Subtenant as tenant under the Sublease, the terms, covenants and conditions of the Sublease and the rights, remedies and obligations thereunder shall be binding upon and inure to the benefit of Subtenant and Owner as if the Sublease had been made by Subtenant as tenant and Owner as the original landlord, and Owner shall comply with all of the covenants and obligations of the landlord under the Sublease, including, but not limited to, the obligation to cure defaults of Sublessor continuing after such succession within the time periods set forth in the Sublease. 3. Any notices, demands, requests or other communications that Owner or Subtenant is required or desires to give to the other hereunder shall be in writing and shall be given by (i) hand delivery, (ii) a widely recognized national overnight courier service for next business day delivery, or (iii) the United States Postal Service when sent registered or certified mail, return receipt requested, postage prepaid, and in each case addressed to each party at its address set forth below: To Owner: RXR Realty 625 RXR Plaza Uniondale, New York 11556 Attention: Jason Barnett, Esq., Office of General Counsel with a copy to: RXR Realty 75 Rockefeller Plaza, Suite 1400 New York, New York 10019 Attention: William Elder To Subtenant: Prior to the date Subtenant fully occupies the Demised Premises for the conduct of business, to: Viner Finance Inc. c/o Oppenheimer & Co. Inc. 85 Broad Street, 22nd Floor New York, New York 10004 Attention: General Counsel

From and after the date Subtenant fully occupies the Demised Premises for the conduct of business, to: Viner Finance Inc. c/o Oppenheimer & Co. Inc. 32 Old Slip New York, New York 10005 Attention: General Counsel and, in either case, with a copy to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 Attention: Joanne Franzel, Esq. Any notice given hereunder by hand delivery or overnight courier shall be deemed delivered when received or when receipt is refused as evidenced by the records of the courier service. Any properly addressed notice given herein by certified mail shall be deemed delivered when the return receipt thereof is signed. 4. The provisions hereof and all questions of interpretation hereof, and all controversies hereunder, shall be construed in accordance with the laws of the State of New York applicable to agreements made, and to be wholly performed, in the State of New York. 5. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by Owner and Subtenant. 6. The provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. The word “Owner” as used herein shall mean not only the original Owner named in the first paragraph of this Agreement but also all future owners of the Land, and the word “Subtenant” as used herein shall mean not only the original Subtenant named in the first paragraph of this Agreement, but also all future holders of the Subtenant’s subleasehold estate under the Sublease. 7. If any provision of this Agreement shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement. 8. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. 9. Owner and Subtenant hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by either Owner or Subtenant against each other on any matters arising out of or in any way connected with this Agreement. This waiver shall survive the expiration or earlier termination of this Agreement. 10. If Owner or Subtenant retains an attorney and commences a legal proceeding as a result of a breach of any covenant of this Agreement by the other party or for any other relief against the other party pertaining to this Agreement, or is required to defend any such action or proceeding, unless the judgment or award in such legal action or proceeding shall provide otherwise, the non-prevailing party shall pay to the prevailing party all costs, expenses and reasonable attorneys’ fees and disbursements that the prevailing party reasonably incurred in connection therewith. THE BALANCE OF THIS PAGE WAS LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF, the Owner and Subtenant have executed this Agreement as of the date and year first above written. OWNER: 32 SLIPSTREAM, LLC By: Name: Title: 32 OLD STREAM, LLC By: Name: Title: SUBTENANT: VINER FINANCE INC. By: Name: Title: ACKNOWLEDGED AND AGREED: SUBLESSOR: RXR 32 OLD SLIP OWNER LLC By: Name: Title:

STATE OF __________ ) : ss: COUNTY OF __________ ) On the _____ day of _______ in the year 2026, before me, the undersigned, a notary public in and for said state, personally appeared _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument. Notary Public STATE OF __________ ) : ss: COUNTY OF __________ ) On the _____ day of _______ in the year 2026, before me, the undersigned, a notary public in and for said state, personally appeared _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument. Notary Public STATE OF __________ ) : ss: COUNTY OF __________ ) On the _____ day of _______ in the year 2026, before me, the undersigned, a notary public in and for said state, personally appeared _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.

Notary Public STATE OF __________ ) : ss: COUNTY OF __________ ) On the _____ day of _______ in the year 2026, before me, the undersigned, a notary public in and for said state, personally appeared _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument. Notary Public

Exhibit A Legal Description ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at the corner formed by the intersection of the easterly side of Old Slip with the southerly side of Front Street; THENCE southerly along the easterly side of Old Slip, 189 feet 11 1/4 inches to the northerly side of South Street; THENCE easterly along the northerly side of South Street, 214 feet 9 1/2 inches to the westerly side of Gouverneur Lane; THENCE northerly along said side of Gouverneur Lane, a distance of 203 feet 5 inches to the southerly side of Front Street; THENCE westerly along said side of Front Street, a distance of 214 feet 11 1/8 inches to the point of BEGINNING.

I-1 - EXHIBIT I 2ND FLOOR AMENITY TEST FIT

5i Golf NYC @ 32 Old SlipMarch 12, 2025 32 Old Slip, 2nd Flr, New York, NY 78701 01A SIM 2 TM 4 SHORT S W A G W A LL (16) TM4 SHORT SIMS (2) BARS KITCHEN (Existing footprint) MEMBER LOUNGE 5i USABLE SF: ~17,722 SF 5i space + ~600SF Bathrooms (excluding elevator lobby) RXR GYM SF: ~6,247 SF KITCHEN SIM 1 TM 4 SHORT SIM 3 TM 4 SHORT SIM 4 TM 4 SHORT SIM 6 TM 4 SHORT SIM 7 TM 4 SHORT SIM 8 TM 4 SHORT SIM 9 TM 4 SHORT SIM 10 TM 4 SHORT SIM 12 TM 4 SHORT SIM 11 TM 4 SHORT EXISTING BATHROOMS BAG STORAGE AV/ IT OFFICE STAFF SIM 5 TM 4 SHORT GYM 6,247 SF ENTRY ESCALATOR CRYO/ RECOVERY LOCKER ROOM EXISTING BATHROOMS SIM 14 TM 4 SHORT SIM 13 TM 4 SHORT SIM 16 TM 4 SHORT SIM 15 TM 4 SHORT REVISION 3 LOCKER ROOM SAUNAS MEMBER LOUNGE EXIT ESCALATOR STORAGE EXISTING MDP ELECTRICAL EXISTING AHU MECHANICAL

J-1-1 - EXHIBIT J-1 FIRST EXPANSION SPACE FLOOR PLAN

ELEC. RM. #1 STAIR UP DN DN #2 UP STAIR SE2 SE1 TEL. P22P23 P19P20 P24 P21 MEN MECHANICAL EQUIPMENT ROOM OPPENHEIMER - SUITE 3500 LEASE EXHIBIT - EXPANSION PREMISES FLOOR 35 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION & DEVELOPMENT

J-2-1 - EXHIBIT J-2 SECOND EXPANSION SPACE FLOOR PLAN

#2 STAIR UP DN #1 STAIR SE2 SE1 TEL. P22P23 P19P20 P24 P21 COM EL. CL. TELCOM DN UP OPPENHEIMER - SUITE 3600 LEASE EXHIBIT - EXPANSION PREMISES FLOOR 36 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION & DEVELOPMENT

K-1 - EXHIBIT K SAMPLE CALCULATION OF TERMINATION PAYMENT

Oppenheimer

Termination Fee

32 Old Slip: Floors 11, 12, 14, 26, 30 & 31

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[*******************]	[******]	
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Oppenheimer

Termination Fee

32 Old Slip: Floor P8

[**********]

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[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
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[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
[**]	[******]	[*****]	[*****]	[******]	[*******]
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[**]	[******]	[*****]	[*****]	[******]	[*******]

[******************]	[*****]	
[*********]	[******]	[****]

L-1 - EXHIBIT L-1 SIGNAGE PLAN – LOBBY DESK SIGNAGE

AREA OF WORK WALL SIGNAGE SIGNAGE SPECS: - PAINTED METAL - TENANT LOGO & COLOR SCHEME

L-2- EXHIBIT L-2 SIGNAGE PLAN – PLAQUE SIGNAGE

AREA OF WORK SIGNAGE

L-3- EXHIBIT L-3 SIGNAGE PLAN – EXTERIOR SIGNAGE

AREA OF WORK SIGNAGE LANDLORD PROHIBITS ANY ADDITIONAL SIGNAGE IN THIS AREA SIGNAGE

N-1 - EXHIBIT M TENANT COMPETITOR LIST • Stifel, Nicolaus & Company, Incorporated • Raymond James Financial, Inc. • Robert W. Baird & Co. Incorporated • William Blair & Company, L.L.C. • Piper Sandler & Co. • Cantor Fitzgerald & Co.

EXHIBIT N FORM OF LANDLORD’S NON-DISTURBANCE AGREEMENT This Agreement (this “Agreement”) made as of this [__] day of [__________], [____] between [___________________], a [___________________], having an address at c/o [___________________] Attention: [__________] (“Landlord”), [___________________], a [___________________], having an address at [__________], Attention: [__________] (“Sublandlord”) and [__________], a [__________], having an office at [__________], Attention: [__________] (“Subtenant”). W I T N E S S E T H : WHEREAS, Landlord is the landlord under that certain Lease, dated [__________], made by Landlord, as landlord and Sublandlord, as tenant (said lease, as the same may hereafter be renewed, amended, modified, supplemented, extended, replaced and/or restated from time to time, is hereinafter referred to as the “Lease”), which Lease covers certain space (the “Premises”) in the building commonly known as 32 Old Slip and located in New York, New York (the “Building”) which is located on the land more particularly described on Schedule A annexed hereto (the “Land”, and the Land and the Building and all easements, appurtenances, plazas, sidewalks and curbs adjacent thereto are, collectively, the “Project”); and WHEREAS, Sublandlord and Subtenant have entered into a certain agreement of sublease, dated as of [__________], [DESCRIBE ANY AMENDMENTS] (the “Sublease”) whereby Sublandlord leased to Subtenant portions of the Premises consisting of the [__________] (the “Subleased Premises”). NOW, THEREFORE, in consideration of ten dollars and other good, valuable, sufficient and received consideration and intending to be legally bound hereby, Landlord, Sublandlord and Subtenant covenant and agree as follows: 1. The Sublease and Subtenant’s interest thereunder is now and at all times shall continue to be unconditionally subject and subordinate in each and every respect to the Lease. This provision shall be self-operative and no further instrument shall be required to confirm or perfect such subordination. However, at the request of Landlord and at no cost to Subtenant, Subtenant shall execute and deliver such other documents and take such other actions as Landlord reasonably requests in order to evidence such subordination; provided, that such other documents and actions do not diminish any of Landlord’s, Sublandlord’s or Subtenant’s obligations or rights or increase any of such parties’ obligations or rights to more than a de minimis extent. Subtenant acknowledges that the Sublease does not, and is not intended to, grant Subtenant any greater rights in, to or with respect to the Subleased Premises than are granted to Sublandlord by the Lease. 2. So long as no default then exists under the Sublease which has continued beyond the expiration of any applicable notice and/or grace period, Subtenant (or, with respect to any person or entity claiming through or under Subtenant, such person or entity) shall not be named or joined in any action or proceeding to terminate the Lease (unless such joinder is required by law in order to perfect such action or proceeding), and the Sublease shall not be terminated, nor shall any of the rights of Subtenant granted under the Sublease be affected in any manner in any action or proceeding instituted under or in connection with the Lease or in the event that Landlord succeeds to the interests of Sublandlord under the Sublease by reason of termination of the Lease (except as expressly provided in this Agreement); provided, that the Sublease shall continue in full force and effect as a direct lease between Subtenant and Landlord upon all of the terms, covenants, conditions and agreements as are set forth in the Sublease except as otherwise set forth in this Agreement (including, without limitation, Sections 5 and 6 below), and provided further, that Landlord shall not be: (a) liable for any previous act or omission of Sublandlord; except to the extent that such act or omission continues after the date that Landlord succeeds to Sublandlord’s interest in the Sublease and Landlord has been given notice and a reasonable opportunity to cure same; (b) subject to any claims, counterclaims (except counterclaims which Subtenant might have to claims that accrued and that relate solely to a period prior to the date on which Landlord succeeded to the interest of Sublandlord under the Sublease and then only to the extent the related prior claim is pursued by Landlord) or rights of offset or abatement (except with respect to any offset or abatement expressly provided in the Sublease, which offset or abatement (as applicable) is the equivalent offset or abatement expressly contained in the Lease (if any) in favor of Sublandlord as tenant thereunder); (c) bound by any payments of rent which Subtenant might have made for more than one month in advance of the due date therefor other than any such payments actually delivered to Landlord; (d) required to account for any security deposit other than any security deposit actually delivered to Landlord; (e) bound by any modification of the Sublease (including, without limitation, any agreement by Subtenant to surrender the Sublease) which is made after the date hereof and which is made without the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, except that no such consent shall be required for Subtenant’s exercise of express rights set forth in the Sublease including, without limitation, [INSERT SECTION REFERENCES TO ANY EXPANSION, EXTENSION, CONTRACTION, ETC.]; (f) liable for any obligations with respect to the furniture, fixtures or equipment in the Subleased Premises as may be provided for in the Sublease; (g) bound by any covenant to undertake or perform any alteration, improvement or other work to the Subleased Premises or otherwise, other than repairs and maintenance required to be made by Landlord under the Lease, or to pay for any such alteration, improvement or other work, or to make any payment to Subtenant; or (h) liable for any brokerage or leasing commission due in connection with the Sublease.

3. If Landlord succeeds to the interest of Sublandlord under the Sublease by reason of termination of the Lease (the date of such succession, the “Succession Date”), then (a) subject to Section 2 above and Sections 5 and 6 below, Subtenant shall be bound to Landlord and Landlord shall be bound to Subtenant under all of the then executory terms, covenants and conditions of the Sublease for the balance of the term thereof remaining and any extensions or renewals thereof within the term of the Lease, with the same force and effect as if Landlord were the sublandlord under the Sublease, (b) Subtenant shall attorn to Landlord as its landlord, and (c) Landlord shall recognize and accept such attornment. The foregoing attornment and recognition shall be effective and self-operative without the execution of any further instruments upon Landlord succeeding to the interest of Sublandlord under the Sublease. Subtenant, upon request, shall execute and deliver any certificate or other instrument which Landlord may reasonably request to confirm such attornment and recognition; provided, that such certificate or other instrument does not diminish any of Landlord’s, Sublandlord’s or Subtenant’s obligations or rights or increase any of such parties’ obligations or rights to more than a de minimis extent. Landlord, upon request, shall execute and deliver any certificate or other instrument which Subtenant may reasonably request to confirm such attornment and recognition; provided, that such certificate or other instrument does not diminish any of Landlord’s, Sublandlord’s or Subtenant’s obligations or rights or increase any of such parties’ obligations or rights to more than a de minimis extent. 4. If any act or omission of Sublandlord would give Subtenant the right, immediately or after lapse of a period of time, to cancel or terminate the Sublease, Subtenant shall not exercise such right unless (a) Subtenant shall have given Landlord written notice of Sublandlord’s act or omission, and (b) such act or omission shall not be remedied within 30 days after the giving of such notice to Landlord; provided, that if such act or omission is non-monetary in nature and cannot with due diligence be remedied within a period of 30 days, and if Landlord commences the remedies necessary to cure such act or omission within such 30 days and thereafter prosecutes such remedies with reasonable diligence, then the period of time within which such act or omission may be remedied shall be extended until the date which is 180 days from the date on which Subtenant shall have given Landlord the notice relating thereto. The notice and cure rights of Landlord set forth in this paragraph are not intended to apply to Subtenant’s rights to cancel or terminate the Sublease as expressly set forth in the Sublease. 5. Subtenant agrees that, to the extent that the Sublease provides for a rental which, after taking into account any free rent periods, credits, offsets or deductions to which Subtenant may be entitled thereunder, is less (on a per rentable square foot basis) than the Fixed Rent and Additional Rent (as such terms are defined in the Lease) payable by Sublandlord from time to time throughout the term of the Lease with respect to the Subleased Premises (the “Overlease Rent”), the rent payable under the Sublease shall automatically and without condition increase to become equal to the Overlease Rent (on a per rentable square foot basis), if, as and when (and for all periods of the Sublease term from and after) the Succession Date occurs (and on the Succession Date and continuing thereafter throughout the Sublease term, the Sublease shall, automatically and without further act required on the part of any party, be deemed amended to accomplish the foregoing provisions of this Section 5). 6. Subtenant agrees that, from and after the Succession Date, the Sublease shall (automatically and without further act required on the part of any party) be deemed further amended such that the terms and provisions thereof shall be restated, to the extent necessary, if any, such that (A) none of the provisions thereof shall be less favorable, in any respect, to Landlord than are the provisions of the Lease (except that the length of term (including renewals, other than renewals which would extend beyond the then Expiration Date (as defined in the Lease) of the Lease) shall remain as set forth in the Sublease), (B) any Special Lease Rights (as defined below) shall not be included in the Sublease as amended and (C) if the Sublease contains one or more provisions which are more restrictive on Subtenant thereunder than the corresponding provision(s) of the Lease is on Sublandlord thereunder, then such more restrictive Sublease provision(s) shall continue to be included in the Sublease as amended in lieu of the corresponding provision of the Lease. “Special Lease Rights”, relative to the Sublease from and after the Succession Date, means (i) rights that are granted to Sublandlord in the Lease to expand or contract the size of the Premises, rights to extend the term of the Lease or terminate the Lease prior to the scheduled expiration date, any rights which are limited to a Viner Tenant (as defined in the Lease), any rights dependent upon leasing or occupancy requirements to the extent such requirements are not satisfied by the Sublease or Subtenant, and any and all rights of Sublandlord under the Lease which Subtenant would not have as a direct tenant under the Lease assuming the Lease were assigned to Subtenant prior to the Succession Date, and (ii) any and all rights of Sublandlord under the Lease which Subtenant does not then have as the subtenant under the Sublease. 7. Sublandlord and Subtenant covenant and agree to deliver to Landlord true copies of any and all default notices which may be given in connection with the Sublease. Thereafter, each party shall furnish Landlord with such information as Landlord shall reasonably request with respect to the status of the default referred to therein or the non-defaulting party’s exercise of its remedies on account thereof. 8. Nothing in this Agreement shall be deemed to be or construed to be an agreement by Landlord to perform any covenant of Sublandlord as the landlord under the Sublease unless and until the Succession Date occurs, and then only during the time when Landlord is the sublandlord under the Sublease. 9. Notwithstanding anything to the contrary contained in this Agreement, in the event of the termination of the Lease other than by reason of Sublandlord’s default thereunder or the rejection of the Lease pursuant to Title 11 U.S.C. § 365 (e.g., by reason of a casualty pursuant to Section 7.05 of the Lease) this Agreement shall, automatically and without further act of the parties, terminate and be of no further force or effect from and after the applicable termination date. 10. Promptly after any party hereto shall so request, the party hereto to whom such request is directed shall execute and deliver to the requesting party an instrument certifying that as between such parties this Agreement is then in full force and effect and has not been modified (or if modified, setting forth all such modifications). 11. This Agreement shall be the whole and only agreement with regard to the subordination of the Sublease and the leasehold estate created thereby to the Lease, and shall supersede and cancel any prior agreements as to such subordination.

12. It is the intent of the parties that this Agreement and the succession of Landlord to Sublandlord’s interest in the Sublease shall not effect a merger of the estate created under the Sublease with any other estate held by Landlord. 13. The provisions of Section 8.04(a) and Section 8.06 of the Lease are incorporated herein by reference with the same force as if fully set forth herein. 14. This Agreement may not be modified except by an agreement in writing signed by Subtenant, Sublandlord and Landlord or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, subject to the following sentence, to their respective heirs, representatives, successors and assigns. This Agreement shall be personal to Subtenant and its permitted assigns under the Sublease. The terms “Landlord” and “Sublandlord” shall include each such party’s successors-in-interest, and the term “Subtenant” shall include Subtenant’s permitted assigns under the Sublease. 15. Subtenant, Sublandlord and Landlord agree that this Agreement satisfies all conditions and requirements in the Lease relating to the granting of a non-disturbance agreement by Landlord to Subtenant. Landlord, Sublandlord and Subtenant further agree that in the event that there is any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Lease dealing with non-disturbance by Landlord, the terms and provisions of this Agreement shall be controlling. 16. All notices, demands, consents, approvals, advices, waivers or other communications (each, a “Notice”) which may or are required to be given by any party to any other party under this Agreement shall be in writing and, unless otherwise required by law, shall be sent (a) by hand, (b) by United States Mail, certified or registered, postage prepaid, return receipt requested or (c) by a nationally-recognized overnight carrier, in each case addressed to the party to be notified at the address for such party specified in the first paragraph of this Agreement, or to such other place in the continental United States as the party to be notified may from time to time designate by at least 5 days’ notice to the notifying party (with a copy, in the case of each Notice to Landlord, to [_________________], in the case of each Notice to Sublandlord, to [__________], and in the case of each Notice to Subtenant, to the attention of [__________], at [__________]). Each Notice shall be deemed to have been given on the date such Notice is actually received as evidenced by a written receipt therefor, and in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure. 17. This Agreement shall be governed by the laws of the State of New York. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together, will be deemed to be one and the same instrument. [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above. LANDLORD: [____________________] By: Name: Title: SUBLANDLORD: [_____________________] By: Name: Title: SUBTENANT: [__________] By: Name: Title:

N-7 Schedule A Description of Land ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at the corner formed by the intersection of the easterly side of Old Slip with the southerly side of Front Street; THENCE southerly along the easterly side of Old Slip, 189 feet 11 1/4 inches to the northerly side of South Street; THENCE easterly along the northerly side of South Street, 214 feet 9 1/2 inches to the westerly side of Gouverneur Lane; THENCE northerly along said side of Gouverneur Lane, a distance of 203 feet 5 inches to the southerly side of Front Street; THENCE westerly along said side of Front Street, a distance of 214 feet 11 1/8 inches to the point of BEGINNING.

O-1 - EXHIBIT O-1 EXISTING SUPERIOR RIGHTS – OFFER SPACE • Floors 25, 27 and 29: None. • Floor 32: Alliant Insurance Services, the direct tenant of the 28th and 29th floors of the Building, has a right of first offer to lease Suites 32A and 32B.

O-2 - EXHIBIT O-2 EXISTING SUPERIOR RIGHTS – FIRST EXPANSION SPACE None.

O-3 - EXHIBIT O-3 EXISTING SUPERIOR RIGHTS – SECOND EXPANSION SPACE None.

P-1 - EXHIBIT P ELECTRICAL FEEDERS

600 3 600 ETR 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 600 3 600 ETR ETR 600 3 600 ETR 9TH FLOOR 32ND FLOOR 37TH FLOOR 33RD - 36TH 17TH FLOOR 18TH FLOOR 19TH FLOOR 5000A 480/277V BUSWAY 4000A 480/277V BUSWAY 4000A 480/277V BUSWAY M ETR UTILITY METER ETR 600A 480/277V 3PH 4W 200,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR DP-HIT-11 200AS 3P 200AF ETR 100AS 3P 100AF ETR LP-HIT-11 200A MLO 480/277V ETR EXISTING AC EXISTING AC ETRETR ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 200AS 3P 200AF ETR 100AS 3P 100AF ETR DP-HIT-12 ETR M ETR UTILITY METER ETR 800 3 600 ETR EXISTING AC EXISTING AC ETRETR ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 800A 480/277V 3PH 4W 100,000 AIC EXISTING DPHT-14 1600A 480/277V 3PH 4W 100,000 AIC EXISTING DPH-14 800 3 600 ETR ETR M ETR UTILITY METER ETR 400AS 3P 400AF 200AS 3P 200AF 100AS 3P 100AF 400AS 3P 400AF 100AS 3P 100AF EXISTING AC EXISTING AC ETRETR LP-HIT-14 200A MLO 480/277V ETR ETR 200AS 3P 200AF 200AS 3P 200AF 200AS 3P 200AF 600AS 3P 600AF SPARE SPARE 75KVA ETR (CLG)XFMRETR ETR NW 45KVA FPE (FL)XFMR LP-UP-14 150A MCB 208/120V ETRETR 45KVA (CLG)XFMR 45KVA (FL)XFMRETR ETR SPARE 600AS 3P 600AF 400AS 3P 400AF 200AS 3P 200AF 200AS 3P 200AF 4P 600A ATS-TM-4 1"C N E L SPARE SPARE DP-HEM-RF 37TH FLOOR 600A 480/277V 3PH 4W 100,000 AIC EXISTING DP-HEM-14 400AS 3P 400AF 100AS 3P 100AF 100AS 3P 100AF 400AS 3P 400AF 100AS 3P 100AF 3P 150A UP-11B1,B2,B3 3P 150A UP-11A1,A2 100AS 3P 100AF 100AS 3P 100AF 100AS 3P 100AF ELECTRICAL CLOSET UP-14B2 150A MCB 208/120V UP-14B3 150A MCB 208/120V UP-14B1 150A MCB 208/120V WEST ELECTRICAL CLOSET EAST ELECTRICAL CLOSET UP-14A2 150A MCB 208/120V UP-14A3 150A MCB 208/120V UP-14A1 150A MCB 208/120V UPS-A5 100A MCB 208/120V ELECTRICAL CLOSET ETR ETR ETR ETR ETR ETR ETR NW ETRETRETR ETR ETR ETR SPARE SPARE 30KVA DEMO (FL)XFMR LP-UP-14 150A MLO 208/120V DEMO ETR ETR LPHT-EM-14 225A MLO 480/277V DEMO BUILDING SERVICE 1600A SERVICE ETR ETR ETR ETR LP-LT-11 (SECT. 1) 150A MCB 208/120V LP-LT-11 (SECT. 2) 150A MCB 208/120V LP-LT-11A (SECT. 2) 150A MCB 208/120V LP-LT-11A (SECT. 1) 150A MCB 208/120V 200 3 150 ETR 4P 600A ATS-UPS 1"C N E L 4P 400A ATS-AC 1"C N E L UPS-11 100A MLO 208/120V LP-HT-EM11 125A MLO 480/277V ETR NW ETR ETR ETR 75KVA ETR (CLG)XFMR 75KVA ETR (CLG)XFMR 75KVA ETR (CLG)XFMR ETR NW ETR NW ETR NW DP-T 400A MLO 480/277V ETR 10TH FLOOR TRANSFORMER DP-TC 400A MLO 208/120V DP-TD 400A MLO 208/120V LP-LT-12B 400A MLO 208/120V DP-TB 400A MLO 208/120V DP-TA 400A MLO 208/120V 32ND FLOOR 37TH FLOOR 33RD - 36TH ELECTRICAL CLOSET WEST ELECTRICAL CLOSET UP-11-B1 150A MCB 208/120V UP-11-B2 150A MCB 208/120V UP-11-B3 150A MCB 208/120V ELECTRICAL CLOSET WEST ELECTRICAL CLOSET EAST ELECTRICAL CLOSET ETRETRETR UP-11-A1 150A MCB 208/120V ETRETR UP-11-A2 150A MCB 208/120V UPS ROOM EAST CORRIDOREAST ELECTRICAL CLOSETWEST CORRIDOR UP-12B2 150A MCB 208/120V UP-12B3 150A MCB 208/120V UP-12B1 150A MCB 208/120V ETR ETR ETR UP-12A2 150A MCB 208/120V UP-12A1 150A MCB 208/120V ETR ETR UPS-12B1 150A MCB 208/120V UPS-12B2 150A MCB 208/120V EM-12B1 150A MCB 208/120V EM-12B2 150A MCB 208/120V UPS-12B3 150A MCB 208/120V UPS-12B4 150A MCB 208/120V UPS-12B5 150A MCB 208/120V UPS-12A1 150A MCB 208/120V UPS-12A2 150A MCB 208/120V EM-12A1 150A MCB 208/120V EM-12A2 150A MCB 208/120V EM-12A3 150A MCB 208/120V UPS-12A3 150A MCB 208/120V UPS-12A4 150A MCB 208/120V ETR LP-HIT-12 200A MLO 480/277V ETR LP-HT-EM12 125A MLO 480/277V ETR ETR M ETR UTILITY METER ETR 600A 480/277V 3PH 4W 100,000 AIC EXSITING DP-HIT-26 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR LP-HIT-26 200A MLO 480/277V ETR ETR EXISTING AC EXISTING AC ETRETR 200AS 3P 200AF ETR APA-26 (SECT. 1) 200A MCB 208/120V APA-26 (SECT. 2) 200A MCB 208/120V 75KVA (FL)XFMR ETRETR APB-26 (SECT. 1) 200A MCB 208/120V APB-26 (SECT. 2) 200A MCB 208/120V 75KVA DEMO (FL)XFMR ETRETR APB-26-III (SECT. 2) 125A MLO 208/120V ELECTRICAL CLOSET SATELLITE ELECTRICAL CLOSET 600A 480/277V 3PH 4W 100,000 AIC EXISTING DP-HIT-30 ETR M ETR UTILITY METER ETR 600 3 600 ETR 200 3 200 ETR LP-HIT-30 200A MLO 480/277V ETR200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR 400AS 3P 400AF ETR ETR PP-HRT-HVAC 100A MLO 480/277V ETR LV-30B 200A MLO 208/120V ETR LV-30A 200A MCB 208/120V ETR ETR 112.5KVA ETR (FL)XFMR ETR M ETR UTILITY METER LV-30E 200A MCB 208/120V ETR SPD LV-30D 100A MLO 208/120V ETR LV-30C 200A MCB 208/120V ETR SPD DP-TEN-30 400A MCB 208/120V ETR SPD ETR ETR ETR ETR ETR 400 3 400 ETR ETR 112.5KVA ETR (FL)XFMRETR ETR 200 3 200 ETR ETR M ETR UTILITY METER ETR 600A 480/277V 3PH 4W 100,000 AIC EXISTING 400AS 3P 400AF ETR 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR DP-HIT-31 ETR PP-31-1 100A MCB 208/120V ETR 30KVA ETR (CLG)XFMR ETRETR 225KVA ETR (FLR)XFMR EXISTING AC ETR EXISTING AC ETR ETR ETR ETR ETRETR LP-HIT-30 200A MCB 480/277V ETR DP-TEN-31 600A MCB 208/120V ETR LB-31A 200A MCB 208/120V ETR LB-31B 100A MLO 208/120V ETR LB-31C 200A MLO 208/120V ETR LB-31E 100A MLO 208/120V ETR LB-31D 200A MCB 208/120V ETR SPDSPDSPD LB-31F 200A MCB 208/120V ETR SPD ETR 31ST FLOOR 30TH FLOOR 26TH FLOOR 27TH - 29TH 20TH - 25TH 15TH & 16TH 14TH FLOOR 12TH FLOOR 10TH FLOOR 11TH FLOOR 9TH FLOOR 17TH FLOOR 18TH FLOOR 19TH FLOOR ETR 45KVA (FL)XFMR ETR ETR LPLP-EM-14 125A MCB 208/120V ETR FED FROM DP-HEM-15 DP-HEM-14-2 400A MLO 480/277V LP-LT-14B 225A MLO 208/120V 45KVA (CLG)XFMR ETR NW ETR NW 45KVA (CLG)XFMR LP-LT-EM12 225A MLO 208/120V 30KVA ETR (FL)XFMR LP-LEM-12 100A MCB 208/120V ETR LP-HEM-12 225A MLO 480/277V ETR ETR ETR PULL BOX EAST DATA ROOM ABANDONED PANEL ABANDONED PANEL WEST DATA ROOM ETR TO LP-LT-12B VIA 75KVA TRANSFORMER 75KVA DEMO (CLG)XFMR ETRETR TO 100AF ON DP-HEM-14 ETR ETR ETR ETR ETR ETR ETR ETR ETR ??? CORRIDOR ETRETR ETR DP-UPS PDU-11-A 125A MCB 208/120V PDU-11-B 125A MCB 208/120V PDU-11-C 125A MCB 208/120V PDU-11-D 125A MCB 208/120V ETR ETR ETR ETR PP-AC 400A MLO 280/277V ETR ETRETRETRETR ETR 8TH FLOOR 4000A 480/277V BUSWAY 5000A 480/277V BUSWAY 8TH FLOOR 600 3 600 ETR ETR M ETR UTILITY METER ETR 600A 480/277V 3PH 4W 200,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR DP-HIT-8 200AS 3P 200AF ETR 100AS 3P 100AF ETR 600 3 600 ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETRETR EXISTING AC EXISTING AC ETR M ETR UTILITY METER ETR 30KVA (CLG)XFMRETR ETR PP-8-1 125A MCB 208/120V ETR LP-HIT-8 200A MLO 480/277V ETR DP-8-1 100A MCB 480/277V ETR 45KVA (CLG)XFMR 45KVA (CLG)XFMR ETRETR UP-8-1 150A MCB 208/120V UP-8-2 100A MCB 208/120V UP-8-3 150A MCB 208/120V UP-8-4 100A MCB 208/120V ETR 100 3 100 PM-2 100A MCB 480/277V ETR LP-8 60A MCB 480/277V 45KVA DEMO (FL)XFMRETR ETR RP-8 100A MCB 208/120V BUILDING PANEL A 100A MCB 208/120V 15KVA (FL)XFMRETR ETR 600A 480/277V 3PH 4W 200,000 AIC EXISTING 200AS 3P 200AF ETR 200AS 3P 200AF ETR 100AS 3P 100AF ETR DPHT-8A 200AS 3P 200AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR 100AS 3P 100AF ETR ETR EXISTING AC SPARE ELECTRICAL CLOSET 15KVA (FL)XFMR UP-8P 60A MCB 208/120V LP-HIT-8A 100A MLO 480/277V ETR SATELLITE ELECTRICAL CLOSET SPARE 45KVA (CLG)XFMR 75KVA (CLG)XFMR ETR ETR ETRETR LP-LT-8A3 LAMANSOF PHT-8A 200A MLO 480/277V ETR ETR M ETR UTILITY METER 30KVA ETR (CLG)XFMR 30KVA ETR (CLG)XFMR LP-LT-8A3 LAMANSOF60 3 NF CUP-A-A1 ETR 60 3 NF CUP-A-B1 ETR ETR ETR ETRETR ETR ETR FEEDER TAG DESCRIPTION 104 (4)#2 CU, (1)#8 CU G, IN 1-1/4"C 153 (3)#1/0 CU, (1)#6 CU G, IN 2"C 154 (4)#1/0 CU, (1)#6 CU G, IN 2"C 173 (3)#2/0 CU, (1)#6 CU G, IN 2"C 204 (4)#3/0 CU, (1)#6 CU G, IN 2"C 303 (3)-350kcmil CU, (1)#3 CU G, IN 3"C 304 (4)-350kcmil CU, (1)#3 CU G, IN 3"C 403 (3)-600kcmil CU, (1)#3 CU G, IN 4"C 404 (4)-600kcmil CU, (1)#3 CU G, IN 4"C 404T (4)-600kcmil CU, (1)#1/0 CU G, IN 4"C 504 (2) 3"C, EACH W/ (4)250kcmil CU, (1)#2 CU G 604 (2) 3"C, EACH W/ (4)350kcmil CU, (1)#1 CU G DEMO SUBMIT RFI TO ENGINEER ETR EXISTING CONDUIT AND CONDUCTORS TO REMAIN 1. FEEDER SCHEDULE BASED ON NEC 310.15(B)(16), UTILIZING 60C COLUMN FOR FEEDERS UNDER 100A, AND 75C COLUMN FOR FEEDER GREATER THAN 100A. 2. GROUND WIRES DETERMINED VIA 250.122 FOR STANDARD FEEDERS FROM AN OCP, AND VIA 250.66 FOR FEEDERS DOWNSTREAM OF A TRANSFORMER. 3. CONDUIT SIZES PER ANNEX C "EMT" TABLE, WITH THHN. 4. DOWNSTREAM TAP CONDUCTOR GROUND SHALL BE SAME SIZE AS UPSTREAM TAPPED FEEDER GROUND (250.122) 5. DERATE CONDUCTORS WHEN CONDUIT CONTAINS MORE THAN THREE CCC OR IN AMBIENT TEMPS >86F (310.15) FEEDER TAG SCHEDULE NEW WORK EXISTING TO REMAIN EXISTING TO BE REMOVED EQUIPMENT ENCLOSURE AREA DELINEATION ELECTRICAL LINETYPE LEGEND

Q-1 - EXHIBIT Q TENANT’S SHAFT SPACE

CONDUIT INSTALLATION NOTES: NTS BACKBONE CONDUIT RISER DIAGRAM 1 8TH FLOOR 3RD FLOOR IDF ROOM 1. PROVIDE ALL CONDUITS, SLEEVES, STUB-UPS AND OUTLET BOXES INDICATED ON THE DRAWINGS. 2. ALL CONDUITS, STUB-UPS AND CONDUIT SLEEVES SHALL BE EMT U.O.N. 3. ALL CONDUIT RUNS SHALL BE FULLY COORDINATED WITH OTHER TRADES PRIOR TO INSTALLATION. 4. ALL CONDUITS SHALL BE INSTALLED WITH A MAXIMUM OF TWO (2) 90-DEGREE BENDS, OR THEIR FUNCTIONAL EQUIVALENT, BETWEEN PULL BOXES. PULL BOXES SHALL BE SIZED AS INDICATED ON THE DRAWINGS. 5. THERE SHALL BE NO MORE THAN 100 LINEAR FEET OF CONDUIT BETWEEN PULL BOX LOCATIONS. 6. CONDUITS SHALL EXIT PULL BOXES ON THE SIDE OPPOSITE FROM WHICH THEY ENTER. PULL BOXES SHALL NEVER BE USED IN LIEU OF A BEND. 7. PROVIDE NON-METALLIC BUSHINGS ON THE ENDS OF ALL CONDUITS. ALL CONDUITS SHALL BE PROVIDED WITH DRAG LINES AND TRUE TAPE. 8. ALL CONDUITS SHALL BE GROUNDED FOR CODE 4 PER TIA/EIA 607. ADDITIONALLY, ALL CONDUITS ENTERING EQUIPMENT ROOMS SHALL BE BONDED TO THE TELECOMMUNICATIONS GROUND BAR IN THE ROOM WITH CONTINUOUS #6 AWG GROUND CONDUCTOR. 9. CONTRACTOR SHALL FIRESTOP ALL CONDUITS SLEEVES, CABLE TRAY OPENINGS AND WALL PENETRATIONS. WALL PENETRATIONS SHALL BE INTERNALLY FRAMED WITH METAL FRAMING STUDS TO FACILITATE FIRE STOPPING. 10. ALL CONDUITS SHALL BE LABELED WITH TO/FROM DESIGNATIONS. 11. SUBMIT CONDUIT ROUTING SHOP DRAWINGS FOR APPROVAL PRIOR TO INSTALLATION AND PROVIDE AS-BUILT DRAWINGS SHOWING EXACT CONDUIT ROUTES AT THE COMPLETION OF THE WORK. IDF ROOM 31ST FLOOR TELECOM BASE BUILDING CLOSET (L3-L31) CELLAR BUILDING POE 30TH FLOOR IDF ROOM 11TH FLOOR IDF ROOM 12TH FLOOR IDF ROOM 14TH FLOOR IDF ROOM 26TH FLOOR IDF ROOM MDF ROOM ONE (1) NEW 2" CONDUIT FOR ISP CONNECTIVITY (FRONT ST) BUILDING POE (SOUTH ST) ONE (1) NEW 2" CONDUIT FOR ISP CONNECTIVITY FOLLOW SAME PATH AS EXISTING ISP CONDUITS UTILIZE SAME PULLBOXES WHERE POSSIBLE ONE (1) EXISTING 4" CONDUIT, BREAKS AT EVERY FLOOR STORAGE ROOM TRANSITION POINT TRANSITION TO RISER ROOM OCCURS IN L2 CEILING © 2 0 2 5 R o b e r t D e r e c to r A s s o c ia te s . A ll ri g h ts r e s e rv e d . T h is d ra w in g a n d t h e d e s ig n s c o n ta in e d h e re in a re i s s u e d t o p ro v id e t e c h n ic a l in fo rm a ti o n to t h e p ro je c t te a m . T h is i n fo rm a ti o n i s i n te n d e d f o r u s e o n t h is p ro je c t o n ly . R e p ro d u c ti o n o f th is d ra w in g i n a n y f o rm o r u s e o f th e i m a g e s o r in fo rm a ti o n c o n ta in e d h e re in w it h o u t th e e x p re s s e d w ri tt e n p e rm is s io n o f R o b e rt D e re c to r A s s o c ia te s i s s tr ic tl y p ro h ib it e d . © Gensler Date Description Project Name Project Number Description Scale Seal / Signature 2025 Tel 212.492.1400 Fax 212.492.1472 1700 Broadway Suite 400 New York, NY 10019 United States DESIGN DEVELOPMENT PACKAGE Proj Eng: Proj Mgr: DOB NOW: 1/8" = 1'-0" A ut od es k D oc s: //O pp en he im er - 0 06 .6 25 3. 00 0 - R 24 /1 90 90 03 _R D A _M E P _O pp en he im er _R 24 .r vt 10/7/2026 5:36:55 PM TELECOMMUNICATIONS RISER DIAGRAM 1909003 OPPENHEIMER 32 Old Slip New York, NY 10005 Telecommunications/Multimedia/Security 19 West 44th Street New York, NY 10036 Tel 212.764.7272 TC-301

R-1 - EXHIBIT R PARKING SPACE LOCATIONS

VESTIBULE METER ROOM GAS ROOMMECH. EQUIP. FIRE PUMP ON WALLS & FLORS ROOM SUCTION TANK 1" WATERPROOFING UP ON WALLS & FLORS 1" WATERPROOFING SUCTION TANK UP ELEVATOR SHAFT ELEVATOR SHAFT TRAFFIC CONTROL RA MP D N DOCK & TURNTABLE ELEVATOR SHAFT PUMP RM ELEVATOR ELEVATOR SHAFT ELEVATOR SHAFT SE #2 SE #1 PASS. ELEVS #2 ELEVATOR SHAFT ELEVATOR SHAFT ELEC. ROOM VESTIBULE UP WOMEN MEN DN UP DN GARAGE ELEVATOR SHAFT ELEV. #1 UP ROOM MECH. EQUIP. UP RA MP D N TO S UB -C EL LA R VESTIBULEUP RA MP U P TO S TR EE T UP UP RAMP UP UP UP FDNY DIESAL TANK ROOMTANK ROOM DIESAL FDNY 35 34 33 32 31 30 29 28 27 26 25 151413121110 987654321 39 40 4136 37 38 VANSAND 16 17 18 19 20 21 22 23 24 LOADING DOCK PLATFORM CELLAR LEASE EXHIBIT - PREMISES PLAN CELLAR 32 OLD SLIP NEW YORK, NEW YORK SCALE: N.T.S. CONSTRUCTION & DEVELOPMENT PARKING SPACES FOR OPPENHEIMER

S-1 - EXHIBIT S FORM OF MEMORANDUM OF LEASE

1 MEMORANDUM OF LEASE This MEMORANDUM OF LEASE (this “Memorandum”) is made as of this [___] day of [_______], 2026 (the “Effective Date”), between RXR 32 OLD SLIP OWNER LLC, a Delaware limited liability company (“Landlord”), having an address at 75 Rockefeller Plaza, Suite 1400, New York, New York 10019, and VINER FINANCE INC., a Delaware corporation (“Tenant”), having an address at c/o Oppenheimer & Co. Inc., 85 Broad Street, 22nd Floor, New York, New York 10004. WITNESSETH: WHEREAS, Landlord and Tenant have entered into the Lease, dated as of the Effective Date (the “Lease”), pursuant to which Landlord leased to Tenant the premises more particularly described therein. Capitalized terms used and not defined herein shall have the meanings set forth in the Lease. NOW, THEREFORE, Landlord and Tenant declare with respect to the Lease as follows: Name and Address of Landlord: RXR 32 OLD SLIP OWNER LLC 75 Rockefeller Plaza Suite 1400 New York, New York 10019 Attention: William Elder Name and Address of Tenant: VINER FINANCE INC. 85 Broad Street New York, New York 10004 Attention: General Counsel Execution Date of Lease: The Effective Date. Description of Premises: A portion of the 8th floor and the entire rentable areas of the 11th, 12th, 14th, 26th, 30th and 31st floors (the “Premises”) of the building commonly known as 32 Old Slip, New York, New York (the “Building”) located on the land more particularly described on Schedule 1 attached hereto and made a part hereof, as such Premises may be expanded as a result of Tenant’s exercise of the Offer Space Option, the First Expansion Option or the Second Expansion Option.

2 Term of the Lease: Commencing on the applicable Commencement Date and expiring on the last day of the calendar month in which occurs the 15th anniversary of the day preceding the Rent Commencement Date (unless extended in accordance with the terms of the Lease) or the date upon which the term of the Lease shall terminate sooner pursuant to any of the terms of the Lease. Renewal Option: Tenant has one renewal option, exercisable with respect to either the entire Premises or a portion of the Premises, upon and subject to the conditions set forth in the Lease: Upon prior written notice to Landlord no later than 12 months prior to the last day of the initial Term, Tenant has the option to extend the initial Term for either (A) a period of 5 years (the “5 Year Renewal Term”) or (B) a period of 10 years (the “10 Year Renewal Term”), at Tenant’s election as specified in the applicable renewal notice. Offer Space Option: A right of first offer on various floors and at various times through the end of the Term of the Lease (or such earlier date as may be set forth in the Lease), the terms of which are set forth in detail in the Lease. Landlord covenants in the Lease that Landlord will not lease any Offer Space to any person or entity without complying with the provisions of Article 10 of the Lease, subject to the terms and conditions set forth therein. First Expansion Option: An option to lease a portion of the 35th floor of the Building on or about May 5, 2034 subject to the terms and conditions of Section 11.01 of the Lease. Second Expansion Option: An option to lease the entire 36th floor of the Building on or about April 30, 2039 subject to the terms and conditions of Section 11.02 of the Lease. Signage Rights: The Lease grants certain signage and related rights to Tenant and contains certain limitations on the granting of signage by Landlord, each as more particularly set forth in the Lease. Competitors: Subject to certain conditions set forth in the Lease, there are restrictions applicable to Landlord’s leasing, or the granting of certain other occupancy rights, to certain competitors of Tenant (or otherwise suffering or permitting the same). Building Amenities: Subject to the terms of the Lease, Tenant shall have non- exclusive use of the Amenities (upon and subject to the conditions set forth in the Lease).

3 Termination Option: A right to terminate the Lease as of the 10th anniversary of the Rent Commencement Date, with respect to, at Tenant’s election, the entire Premises or a portion of the Premises (upon and subject to conditions set forth in the Lease) and a right to terminate the Lease as of the 5th anniversary or the 10th anniversary of the Rent Commencement Date, with respect to all or any portion of the 8th Floor Premises (upon and subject to conditions set forth in the Lease). Memorandum of Lease: In accordance with Section 291-c of the Real Property Law of the State of New York, this instrument, executed in connection with the Lease, is intended to be and is entered into as a memorandum thereof for the purpose of recordation and the giving of notice of the Lease, and shall not, in any event, be construed to change, vary, modify or interpret the Lease or any of the terms, covenants or conditions thereof, which are set forth, described or summarized herein and reference is hereby made to the Lease for any and all purposes. In the event of a conflict between the terms of the Lease, on the one hand, and this Memorandum, on the other hand, the terms of the Lease shall prevail. All of the terms, covenants and conditions contained in the Lease are hereby incorporated herein by reference with like effect as if set forth herein verbatim. This Memorandum of Lease may be executed in counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4 IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the Effective Date. Landlord: RXR 32 OLD SLIP OWNER LLC By: Name: Title: Tenant: VINER FINANCE INC. By: Name: Title: STATE OF NEW YORK § § COUNTY OF NEW YORK § On the _____ day of __________ in the year 2026, before me, the undersigned, a Notary Public in and for said state, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity, in its capacity(ies) above noted, upon behalf of which the person(s) acted, executed the instrument. Signature: Name: Official Seal STATE OF NEW YORK § § COUNTY OF NEW YORK § On the _____ day of __________ in the year 2026, before me, the undersigned, a Notary Public in and for said state, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity, in its capacity(ies) above noted, upon behalf of which the person(s) acted, executed the instrument. Signature: Name: Official Seal

5 SCHEDULE 1 DESCRIPTION OF LAND ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at the corner formed by the intersection of the easterly side of Old Slip with the southerly side of Front Street; THENCE southerly along the easterly side of Old Slip, 189 feet 11 1/4 inches to the northerly side of South Street; THENCE easterly along the northerly side of South Street, 214 feet 9 1/2 inches to the westerly side of Gouverneur Lane; THENCE northerly along said side of Gouverneur Lane, a distance of 203 feet 5 inches to the southerly side of Front Street; THENCE westerly along said side of Front Street, a distance of 214 feet 11 1/8 inches to the point of BEGINNING.